UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Diversified Equity Strategy Fund

Multi-Asset Balanced Opportunity Fund

Multi-Asset Growth Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2016

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

14	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

23	Diversified Equity Strategy Fund

24	Multi-Asset Balanced Opportunity Fund

27	Multi-Asset Growth Fund

30	Multi-Asset Income Fund

34	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

44	Financial Highlights

60	Notes to Financial Statements

87	Report of Independent Registered Public Accounting Firm

88	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Diversified Equity Strategy Fund,

Lord Abbett Multi-Asset Balanced Opportunity Fund,

Lord Abbett Multi-Asset Growth Fund, and

Lord Abbett Multi-Asset Income Fund

Annual Report

For the fiscal year ended November 30, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Lord Abbett Diversified Equity Strategy Fund

For the fiscal year ended November 30, 2016, the Fund returned 3.94%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to blended benchmark, the 85% Russell 3000® Index1/15% MSCI EAFE Index with Gross Dividends2, which returned 6.55% over the same period.

Domestic equity markets (as represented by the S&P 500® Index3) returned 8.06% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. The

Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in December 2015, from 0-0.25% to 0.25-0.50%, citing an improved economic outlook and delayed policy-response time as the rationale for the Fed’s actions. This marked the first rate hike by the Fed since 2006. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with two of the three major branches of the U.S. government coming under Republican control.

During the period, the performance of underlying investment strategies detracted from relative performance. Exposure to international core equities detracted from the Fund’s relative performance, as this investment strategy underperformed its index. Within this underlying strategy, stock selection in the consumer discretionary and industrials sectors detracted from performance relative to the underlying index. Also detracting from the Fund’s relative performance was exposure to domestic mid cap growth equities. Within this underlying strategy, stock selection within the information technology and financials sectors drove the underperformance relative to its index.

The Fund’s exposure to domestic large cap value and domestic mid cap value equities contributed to relative performance, as each of these asset classes significantly outperformed the Fund’s benchmark. Within the domestic large cap equity allocation, security selection in the health care and consumer discretionary sectors contributed positively to performance relative to the underlying index. Similarly, stock selection in health care and energy sectors contributed to the performance within the domestic mid cap value strategy.

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2016, the Fund returned 7.38%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, a blend consisting of 40% Russell 1000® Index4/35% Bloomberg Barclays U.S. Aggregate Bond Index5/15% BofA Merrill Lynch U.S. High Yield Constrained Index6/10% MSCI EAFE Index with Gross Dividends2, which returned 5.58% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high yield bonds (as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index6) outperformed higher quality fixed income (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5).

The Fund’s allocation to high yield bonds contributed to performance relative to the benchmark as the asset class outperformed the higher quality segment of the fixed-income market. In addition, within equities, the Fund’s allocation to domestic mid-cap value stocks contributed to relative performance as this segment of the market outperformed broader U.S. equities.

Detracting from relative performance was the Fund’s allocation to international equities as U.S. stocks outpaced international equities during the period. Also detracting from the Fund’s relative performance was exposure to short duration bonds as this asset class underperformed the blended benchmark.

Lord Abbett Multi-Asset Growth Fund

For the fiscal year ended November 30, 2016, the Fund returned 7.80%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to a blend consisting of 55% Russell 1000® Index4/ 20% Bloomberg Barclays U.S. Aggregate Bond Index5/15% MSCI EAFE Index with Gross Dividends2/10% BofA Merrill Lynch U.S. High Yield Constrained Index6, which returned 5.66% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high yield bonds (as represented by the BofA Merrill Lynch High U.S. Yield Constrained Index6) outperformed higher quality fixed income (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5).

The Fund’s allocation to high-yield bonds contributed to performance relative to the benchmark as the asset class outperformed the higher quality segment of the fixed-income market. In addition, within equities, the Fund’s allocation to domestic mid-cap value stocks contributed to relative performance as this segment of the market outperformed broader U.S. equities.

Detracting from relative performance was the Fund’s allocation to international equities as U.S. stocks outpaced international equities during the period. Also detracting from the Fund’s relative performance was exposure to short-duration bonds as this asset class underperformed the blended benchmark.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2016, the Fund returned 6.09%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to a blend consisting of 50% Bloomberg Barclays U.S. Aggregate Bond Index5/25% BofA Merrill Lynch U.S. High Yield Constrained Index6/15% Russell 1000® Index4/10% MSCI EAFE Index with Gross Dividends2, which returned 5.08% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high yield bonds (as represented by the BofA Merrill Lynch High U.S. Yield Constrained Index6) outperformed higher quality fixed income (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index5).

The Fund’s allocation to high yield bonds contributed to performance relative to the benchmark as the asset class outperformed the higher quality segment of the fixed-income market. In addition, within equities, the Fund’s allocation to domestic mid-cap value stocks contributed to relative performance as this segment of the market outperformed broader U.S. equities.

Detracting from relative performance was the Fund’s allocation to international equities as U.S. stocks outpaced international equities during the period. Also detracting from the Fund’s relative performance was exposure to short duration bonds as this asset class underperformed the blended benchmark.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

1 The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and

Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

3 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4 The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

5 The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

6 The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Diversified Equity Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 3000® Index/15% MSCI EAFE Index with Gross Dividends and the Lipper Multi-Cap Core Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Year	10 Year	Life Of Class
Class A4	-2.04%	9.77%	5.17%	–
Class B5	-1.52%	9.97%	5.20%	–
Class C6	2.21%	10.26%	5.06%	–
Class F7	4.11%	11.24%	–	4.97%
Class I8	4.19%	11.34%	6.10%	–
Class R2[7]	2.44%	10.43%	–	4.49%
Class R3[7]	3.67%	10.80%	–	4.56%
Class R4[9]	3.99%	–	–	1.01%
Class R5[9]	4.25%	–	–	1.27%
Class R6[9]	4.21%	–	–	1.25%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

5     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7     Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8     Performance is at net asset value.

9     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 40% Russell 1000® Index/35% Bloomberg Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE Index with Gross Dividends, and the Lipper Mixed-Asset Target Allocation Moderate Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Year	10 Year	Life of Class
Class A4	4.96%	7.90%	4.75%	–
Class B5	1.57%	7.27%	4.40%	–
Class C6	5.54%	7.57%	4.25%	–
Class F7	7.54%	8.54%	–	4.67%
Class I8	7.55%	8.64%	5.28%	–
Class P8	7.10%	8.17%	4.82%	–
Class R2[7]	6.93%	8.01%	–	4.30%
Class R3[7]	7.05%	8.12%	–	4.26%
Class R4[9]	7.39%	–	–	1.72%
Class R5[9]	7.69%	–	–	1.99%
Class R6[9]	7.58%	–	–	1.92%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

5     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7     Commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007.

8     Performance is at net asset value.

9     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Multi-Asset Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 55% Russell 1000® Index/20% Bloomberg Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch U.S. High Yield Constrained Index and the Lipper Mixed-Asset Target Allocation Growth Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Year	10 Year	Life of Class
Class A4	5.36%	8.91%	5.20%	–
Class B5	2.00%	8.30%	4.86%	–
Class C6	6.00%	8.62%	4.71%	–
Class F7	8.02%	9.59%	–	4.81%
Class I8	8.09%	9.69%	5.75%	–
Class P8	7.64%	9.25%	5.32%	–
Class R2[7]	7.44%	9.04%	–	4.43%
Class R3[7]	7.58%	9.15%	–	4.41%
Class R4[9]	7.86%	–	–	2.30%
Class R5[9]	8.09%	–	–	2.55%
Class R6[9]	8.06%	–	–	2.54%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

5     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7     Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8     Performance is at net asset value.

9     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 50% Bloomberg Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch U.S. High Yield Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends and the Lipper Mixed-Asset Target Allocation Conservative Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2016
	1 Year	5 Year	10 Year	Life of Class
Class A4	3.69%	5.89%	4.95%	–
Class B5	0.37%	5.25%	4.61%	–
Class C6	4.36%	5.58%	4.46%	–
Class F7	6.32%	6.53%	–	5.27%
Class I8	6.39%	6.63%	5.50%	–
Class R2[7]	5.76%	5.99%	–	4.94%
Class R3[7]	5.84%	6.10%	–	4.86%
Class R4[9]	6.18%	–	–	1.64%
Class R5[9]	6.46%	–	–	1.89%
Class R6[9]	6.42%	–	–	1.87%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

5     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7     Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8     Performance is at net asset value.

9     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 through November 30, 2016).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/16 – 11/30/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Diversified Equity Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A*
Actual	$1,000.00	$1,045.60	$1.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.55	$1.47
Class B*
Actual	$1,000.00	$1,041.30	$5.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.25
Class C*
Actual	$1,000.00	$1,041.00	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.20
Class F*
Actual	$1,000.00	$1,046.20	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class I*
Actual	$1,000.00	$1,046.30	$0.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.80	$0.20
Class R2*
Actual	$1,000.00	$1,042.90	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.50	$3.23
Class R3*
Actual	$1,000.00	$1,043.80	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.73
Class R4*
Actual	$1,000.00	$1,045.70	$1.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.50	$1.47
Class R5*
Actual	$1,000.00	$1,046.90	$0.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.00	$0.20
Class R6*
Actual	$1,000.00	$1,046.30	$0.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.90	$0.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.29% for Class A, 1.04% for Class B, 1.03% for Class C, 0.14% for Class F, 0.04% for Class I, 0.64% for Class R2, 0.54% for Class R3, 0.29% for Class R4, 0.04% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Diversified Equity Strategy Fund invests.
*	The annualized expenses have been updated (0.55% for Class A, 1.30% for Class B, 1.29% for Class C, 0.40% for Class F, 0.30% for Class I, 0.88% for Class R2, 0.79% Class R3, 0.50% for Class R4, 0.25% for Class R5 and 0.13% for Class R6. Had these updates been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$2.88	$2.82
Class B	$6.78	$6.65
Class C	$6.73	$6.60
Class F	$2.09	$2.05
Class I	$1.57	$1.54
Class R2	$4.59	$4.49
Class R3	$4.12	$4.04
Class R4	$2.61	$2.56
Class R5	$1.31	$1.28
Class R6	$0.68	$0.67

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2016

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	20.36%
Lord Abbett Developing Growth Fund, Inc.-Class I	5.07%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	15.34%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	14.88%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	15.07%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	11.50%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	7.54%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	10.24%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A*
Actual	$1,000.00	$1,064.40	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class B*
Actual	$1,000.00	$1,060.20	$5.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class C*
Actual	$1,000.00	$1,059.80	$5.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class F*
Actual	$1,000.00	$1,065.30	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.80	$1.21
Class I*
Actual	$1,000.00	$1,064.80	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class P*
Actual	$1,000.00	$1,062.60	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.05	$2.98
Class R2*
Actual	$1,000.00	$1,062.10	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.74
Class R3*
Actual	$1,000.00	$1,062.30	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.85	$3.23
Class R4*
Actual	$1,000.00	$1,064.40	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$1.97
Class R5*
Actual	$1,000.00	$1,066.20	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class R6*
Actual	$1,000.00	$1,065.90	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.20	$0.71

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.39% for Class A, 1.14% for Classes B and C, 0.24% for Class F, 0.14% for Class I, 0.59% for Class P, 0.74% for Class R2, 0.64% for Class R3, 0.39% for Class R4, 0.14% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.
*	The annualized expenses have been updated (0.52% for Class A, 1.28% for Class B, 1.27% for Class C, 0.37% for Class F, 0.28% for Class I, 0.72% for Class P, 88% for Class R2, 0.76% for Class R3, 0.53% for Class R4, 0.27% for Class R5 and 0.19% for Class R6. Had these updates been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$2.77	$2.66
Class B	$6.79	$6.52
Class C	$6.73	$6.47
Class F	$1.97	$1.89
Class I	$1.49	$1.43
Class P	$3.82	$3.68
Class R2	$4.67	$4.49
Class R3	$4.04	$3.88
Class R4	$2.82	$2.71
Class R5	$1.44	$1.38
Class R6	$1.01	$0.97

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2016

Underlying Fund Name	%*
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	10.71%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	13.40%
Lord Abbett Investment Trust-Convertible Fund-Class I	10.07%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	10.02%
Lord Abbett Investment Trust-High Yield Fund-Class I	22.02%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	3.73%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	2.20%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	12.58%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	13.39%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	1.33%
Repurchase Agreement	0.55%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A*
Actual	$1,000.00	$1,066.70	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class B*
Actual	$1,000.00	$1,062.80	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class C*
Actual	$1,000.00	$1,063.30	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class F*
Actual	$1,000.00	$1,068.10	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.80	$1.21
Class I*
Actual	$1,000.00	$1,068.30	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class P*
Actual	$1,000.00	$1,065.90	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.45	$2.48
Class R2*
Actual	$1,000.00	$1,065.50	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.74
Class R3*
Actual	$1,000.00	$1,065.60	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.85	$3.23
Class R4*
Actual	$1,000.00	$1,067.40	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$1.97
Class R5*
Actual	$1,000.00	$1,068.90	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class R6*
Actual	$1,000.00	$1,068.50	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.15	$0.71

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.39% for Class A, 1.14% for Classes B and C, 0.24% for Class F, 0.14% for Class I, 0.49% for Class P, 0.74% for Class R2, 0.64% for Class R3, 0.39% for Class R4, 0.14% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Growth Fund invests.
*	The annualized expenses have been updated (0.56% for Class A, 1.31% for Class B, 1.30% for Class C, 0.41% for Class F, 0.31% for Class I, 0.74% for Class P, 90% for Class R2, 0.80% Class R3, 0.56% for Class R4, 0.28% for Class R5 and 0.19% for Class R6. Had these updates been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$2.99	$2.86
Class B	$6.96	$6.68
Class C	$6.91	$6.63
Class F	$2.19	$2.10
Class I	$1.66	$1.59
Class P	$3.94	$3.78
Class R2	$4.79	$4.60
Class R3	$4.26	$4.09
Class R4	$2.99	$2.86
Class R5	$1.50	$1.43
Class R6	$1.02	$0.97

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2016

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	4.93%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	10.58%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	18.50%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	1.49%
Lord Abbett Investment Trust-High Yield Fund-Class I	21.83%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	2.00%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	2.20%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	17.59%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	19.23%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	1.09%
Repurchase Agreement	0.56%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A*
Actual	$1,000.00	$1,050.50	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class B*
Actual	$1,000.00	$1,046.40	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class C*
Actual	$1,000.00	$1,047.30	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.76
Class F*
Actual	$1,000.00	$1,051.30	$1.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.80	$1.21
Class I*
Actual	$1,000.00	$1,052.10	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.30	$0.71
Class R2*
Actual	$1,000.00	$1,049.50	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.74
Class R3*
Actual	$1,000.00	$1,049.20	$3.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.80	$3.23
Class R4*
Actual	$1,000.00	$1,051.30	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.95	$1.97
Class R5*
Actual	$1,000.00	$1,052.90	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.20	$0.71
Class R6*
Actual	$1,000.00	$1,052.30	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.05	$0.71

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.39% for Class A, 1.14% for Classes B and C, 0.24% for Class F, 0.14% for Class I, 0.74% for Class R2, 0.64% for Class R3, 0.39% for Class R4, 0.14% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.
*	The annualized expenses have been updated (0.50% for Class A, 1.25% for Classes B and C, 0.35% for Class F, 0.25% for Class I, 0.86% for Class R2, 0.75% for Class R3, 0.52% for Class R4, 0.27% Class R5, and 0.17% for Class R6. Had these updates been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$2.63	$2.56
Class B	$6.54	$6.37
Class C	$6.55	$6.37
Class F	$1.84	$1.79
Class I	$1.32	$1.28
Class R2	$4.51	$4.39
Class R3	$3.93	$3.83
Class R4	$2.73	$2.66
Class R5	$1.42	$1.38
Class R6	$0.89	$0.87

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2016

Underlying Fund Name	%*
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	6.32%
Lord Abbett Investment Trust-Convertible Fund-Class I	9.96%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	9.91%
Lord Abbett Investment Trust-High Yield Fund-Class I	32.60%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	3.42%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	2.20%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	7.69%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	6.60%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	20.80%
Repurchase Agreement	0.50%
Total	100.00%

*	Represents percent of total investments.

Schedule of Investments

DIVERSIFIED EQUITY STRATEGY FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.22%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	3,357,641	$51,003
Lord Abbett Developing Growth Fund, Inc.-Class I*(c)	607,909	12,699
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(b)	3,016,416	38,429
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(d)	1,621,739	37,268
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	1,788,052	37,764
Lord Abbett Securities Trust-International Core Equity Fund-Class I(f)	2,470,630	28,807
Lord Abbett Securities Trust-International Opportunities Fund-Class I(g)	1,182,163	18,903
		Fair
		Value
Investments	Shares	(000)
Lord Abbett Securities Trust-Value Opportunities Fund-Class I(g)	1,284,544	$25,665
Total Investments in Underlying Funds 100.22% (cost $243,666,626)		250,538
Liabilities in Excess of Other Assets (0.22)%		(547)
Net Assets 100.00%		$249,991

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is to seek capital appreciation.
(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$250,538	$ –	$ –	$250,538
Total	$250,538	$ –	$ –	$250,538

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of Underlying Funds.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

See Notes to Financial Statements.	23

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2016

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.06%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(b)	10,294,765	$206,410
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(b)	12,404,071	258,253
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	16,565,451	193,981
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(d)	37,427,243	193,125
Lord Abbett Investment Trust-High Yield Fund-Class I(e)	56,945,170	424,241
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(f)	5,895,137	71,862
Lord Abbett Securities Trust-International Core Equity Fund-Class I(g)	3,635,757	42,393
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(h)	36,553,274	242,348
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(i)	9,117,684	258,122
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(j)	5,928,150	25,550
Total Investments in Underlying Funds (cost $1,929,733,424)		1,916,285

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENT 0.56%

Repurchase Agreement
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $10,830,000 of U.S. Treasury Bill at Zero Coupon due 3/30/2017; value: $10,812,672; proceeds: $10,598,582 (cost $10,598,573)	$10,599	10,599
Total Investments in Securities 100.62% (cost $1,940,331,997)		1,926,884
Liabilities in Excess of Cash and Other Assets(k) (0.62%)		(11,797)
Net Assets 100.00%		$1,915,087

(a)	Affiliated issuers (See Note 11).
(b)	Fund investment objective is total return.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek high total return.
(e)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(f)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(g)	Fund investment objective is to seek long-term capital appreciation.
(h)	Fund investment objective is to seek a high level of total return.
(i)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(k)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

24	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2016

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2016(1):

Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized
Index*	Pays	Date	Amount	Value(2)	Upfront(3)	Depreciation
Markit CDX. NA.HY.27(4)	5.00%	12/20/2021	$36,600,000	$34,844,150	$1,577,632	$(178,218)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities. (See Note 2(h)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Australian dollar	Sell	State Street Bank and Trust	2/28/2017	46,365,000	$34,608,227	$34,165,668	$442,559
Japanese yen	Sell	Morgan Stanley	2/28/2017	2,167,000,000	19,382,443	19,026,551	355,892
Swedish krona	Sell	Standard Chartered Bank	2/28/2017	317,500,000	34,607,111	34,601,486	5,625
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$804,076

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
British pound	Sell	State Street Bank and Trust	2/28/2017	15,375,000	$19,092,215	$19,280,232	$(188,017)
euro	Sell	State Street Bank and Trust	2/28/2017	63,195,000	67,195,181	67,278,590	(83,409)
Norwegian krone	Sell	Goldman Sachs	2/28/2017	148,600,000	17,358,708	17,462,321	(103,613)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(375,039)

Open Futures Contracts at November 30, 2016:

						Notional	Unrealized
Type			Expiration	Contracts	Position	Value	Appreciation
U.S. 10-Year Treasury Note			March 2017	294	Short	$(36,607,594)	$132,716

						Notional	Unrealized
Type			Expiration	Contracts	Position	Value	Depreciation
E-Mini S&P 500 Index			December 2016	130	Long	$14,292,200	$(17,820)

See Notes to Financial Statements.	25

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$1,916,285	$–	$–	$1,916,285
Repurchase Agreement	–	10,599	–	10,599
Total	$1,916,285	$10,599	$–	$1,926,884
Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(178)	–	(178)
Forward Foreign Currency Exchange Contracts
Assets	–	804	–	804
Liabilities	–	(375)	–	(375)
Futures Contracts
Assets	133	–	–	133
Liabilities	(18)	–	–	(18)
Total	$115	$251	$–	$366

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

26	See Notes to Financial Statements.

Schedule of Investments

MULTI-ASSET GROWTH FUND November 30, 2016

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.13%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	3,510,164	$53,320
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	5,702,199	114,329
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	9,603,321	199,941
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(d)	3,114,793	16,072
Lord Abbett Investment Trust-High Yield Fund-Class I(e)	31,655,550	235,834
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(f)	1,771,365	21,593
Lord Abbett Securities Trust-International Core Equity Fund-Class I(g)	2,037,767	23,760
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(h)	28,671,524	190,092
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(i)	7,338,437	207,751
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(j)	2,742,843	11,822
Total Investments in Underlying Funds (cost $1,070,863,312)		1,074,514

	Principal Amount (000)

SHORT-TERM INVESTMENT 0.56%

Repurchase Agreement
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $6,135,000 of U.S. Treasury Bill at Zero Coupon due 3/30/2017; value: $6,125,184; proceeds: $6,004,841 (cost $6,004,836)	$6,005	6,005
Total Investments in Securities 100.69% (cost $1,076,868,148)		1,080,519
Liabilities in Excess of Other Assets(k) (0.69%)		(7,371)
Net Assets 100.00%		$1,073,148

(a)	Affiliated issuers (See Note 11).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek high total return.
(e)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(f)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(g)	Fund investment objective is to seek long-term capital appreciation.
(h)	Fund investment objective is to seek a high level of total return.
(i)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(k)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	27

Schedule of Investments (continued)

MULTI-ASSET GROWTH FUND November 30, 2016

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2016(1):

Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized
Index*	Pays	Date	Amount	Value(2)	Upfront(3)	Depreciation
Markit CDX. NA.HY.27(4)	5.00%	12/20/2021	$20,500,000	$19,516,532	$883,291	$(100,177)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities. (See Note 2(h)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	State Street Bank and Trust	2/28/2017	26,100,000	$19,481,823	$19,232,696	$249,127
Japanese yen	Sell	Morgan Stanley	2/28/2017	1,214,000,000	10,858,461	10,659,083	199,378
Swedish krona	Sell	Standard Chartered Bank	2/28/2017	178,200,000	19,423,582	19,420,425	3,157
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$451,662

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	State Street Bank and Trust	2/28/2017	8,620,000	$10,704,058	$10,809,470	$(105,412)
euro	Sell	State Street Bank and Trust	2/28/2017	35,460,000	37,704,583	37,751,385	(46,802)
Norwegian krone	Sell	Goldman Sachs	2/28/2017	83,350,000	9,736,530	9,794,646	(58,116)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(210,330)

Open Futures Contracts at November 30, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 10-Year Treasury Note	March 2017	206	Short	$(25,650,219)	$92,991

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET GROWTH FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$1,074,514	$–	$–	$1,074,514
Repurchase Agreement	–	6,005	–	6,005
Total	$1,074,514	$6,005	$–	$1,080,519

Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(100)	–	(100)
Forward Foreign Currency Exchange Contracts
Assets	–	452	–	452
Liabilities	–	(210)	–	(210)
Futures Contracts
Assets	93	–	–	93
Liabilities	–	–	–	–
Total	$93	$142	$–	$235

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

See Notes to Financial Statements.	29

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2016

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.18%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(b)	5,371,551	$111,836
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	15,047,738	176,209
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(d)	33,968,250	175,276
Lord Abbett Investment Trust-High Yield Fund-Class I(e)	77,397,228	576,610
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(f)	4,963,187	60,501
Lord Abbett Securities Trust-International Core Equity Fund-Class I(g)	3,339,541	38,939
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(h)	20,524,590	136,078
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(i)	4,123,565	116,738
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(j)	85,378,913	367,983
Total Investments in Underlying Funds (cost $1,835,462,219)		1,760,170

	Principal Amount (000)

SHORT-TERM INVESTMENT 0.50%

Repurchase Agreement
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $8,940,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $8,984,700; proceeds: $8,803,884 (cost $8,803,877)	$8,804	8,804
Total Investments in Securities 100.68% (cost $1,844,266,096)		1,768,974
Liabilities in Excess of Other Assets(k) (0.68%)		(11,983)
Net Assets 100.00%		$1,756,991

(a)	Affiliated issuers (See Note 11).
(b)	Fund investment objective is total return.
(c)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek high total return.
(e)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(f)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(g)	Fund investment objective is to seek long-term capital appreciation.
(h)	Fund investment objective is to seek a high level of total return.
(i)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(k)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

30	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2016

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2016(1):

Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized
Index*	Pays	Date	Amount	Value(2)	Upfront(3)	Depreciation
Markit CDX. NA.HY.27(4)	5.00%	12/20/2021	$42,000,000	$39,985,090	$1,761,696	$(253,214)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities. (See Note 2(h)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	State Street Bank and Trust	2/28/2017	42,685,000	$31,861,365	$31,453,931	$407,434
Japanese yen	Sell	Morgan Stanley	2/28/2017	1,977,000,000	17,683,013	17,358,325	324,688
Swedish krona	Sell	Standard Chartered Bank	2/28/2017	291,400,000	31,762,243	31,757,081	5,162
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$737,284

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	State Street Bank and Trust	2/28/2017	14,095,000	$17,502,750	$17,675,114	$(172,364)
euro	Sell	State Street Bank and Trust	2/28/2017	57,770,000	61,426,783	61,503,032	(76,249)
Norwegian krone	Sell	Goldman Sachs	2/28/2017	135,900,000	15,875,158	15,969,916	(94,758)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(343,371)

Open Futures Contracts at November 30, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 10-Year Treasury Note	March 2017	270	Short	$(33,619,219)	$121,882

See Notes to Financial Statements.	31

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$1,760,170	$–	$–	$1,760,170
Repurchase Agreement	–	8,804	–	8,804
Total	$1,760,170	$8,804	$–	$1,768,974

Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(253)	–	(253)
Forward Foreign Currency Exchange Contracts
Assets	–	737	–	737
Liabilities	–	(343)	–	(343)
Futures Contracts
Assets	122	–	–	122
Liabilities	–	–	–	–
Total	$122	$141	$–	$263

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

32	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

November 30, 2016

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
ASSETS:
Investments in securities, at cost	$–	$10,598,573
Investments in Underlying Funds, at cost	243,666,626	1,929,733,424
Investments in securities, at fair value	$–	$10,598,573
Investments in Underlying Funds, at value	250,537,671	1,916,285,134
Deposits with brokers for derivatives collateral	–	2,364,617
Receivables:
Capital shares sold	63,939	13,956,056
Interest and dividends	–	3,260,707
Investment in Underlying Funds sold	1,124,026	–
From affiliate (See Note 3)	9,747	47,771
Variation margin for futures contracts	–	142,192
Unrealized appreciation on forward foreign currency exchange contracts	–	804,076
Prepaid expenses and other assets	53,722	110,384
Total assets	251,789,105	1,947,569,510
LIABILITIES:
Payables:
Investment in Underlying Funds purchased	–	12,580,018
Capital shares reacquired	731,864	6,294,656
Management fee	–	156,266
12b-1 distribution plan	32,202	588,759
Trustees’ fees	25,593	250,575
Fund administration	8,152	62,506
To bank	903,408	–
Variation margin for centrally cleared credit default swap agreements	–	76,562
Unrealized depreciation on forward foreign currency exchange contracts	–	375,039
Distributions payable	–	11,713,711
Accrued expenses	96,472	384,330
Total liabilities	1,797,691	32,482,422
NET ASSETS	$249,991,414	$1,915,087,088
COMPOSITION OF NET ASSETS:
Paid-in capital	$225,220,910	$1,954,510,227
Undistributed net investment income	3,142,479	2,293,640
Accumulated net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	14,756,980	(28,634,203)
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	6,871,045	(13,082,576)
Net Assets	$249,991,414	$1,915,087,088

34	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2016

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund

Net assets by class:
Class A Shares	$155,839,956	$1,431,254,561
Class B Shares	$2,366,036	$12,621,724
Class C Shares	$54,974,321	$360,065,245
Class F Shares	$3,748,100	$57,153,094
Class I Shares	$19,681,229	$10,925,391
Class P Shares	–	$838,617
Class R2 Shares	$5,273	$660,322
Class R3 Shares	$13,341,598	$41,446,686
Class R4 Shares	$10,142	$81,570
Class R5 Shares	$10,179	$11,950
Class R6 Shares	$14,580	$27,928
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	8,602,644	127,470,728
Class B Shares	133,978	1,124,347
Class C Shares	3,137,127	32,251,200
Class F Shares	206,788	5,092,920
Class I Shares	1,075,920	973,317
Class P Shares	–	74,998
Class R2 Shares	285.44	57,698
Class R3 Shares	745,631	3,699,406
Class R4 Shares	560.76	7,262
Class R5 Shares	556.35	1,063
Class R6 Shares	797	2,489
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.12	$11.23
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75% and 2.25%, respectively)	$19.23	$11.49
Class B Shares-Net asset value	$17.66	$11.23
Class C Shares-Net asset value	$17.52	$11.16
Class F Shares-Net asset value	$18.13	$11.22
Class I Shares-Net asset value	$18.29	$11.22
Class P Shares-Net asset value	–	$11.18
Class R2 Shares-Net asset value	$18.47	$11.44
Class R3 Shares-Net asset value	$17.89	$11.20
Class R4 Shares-Net asset value	$18.09	$11.23
Class R5 Shares-Net asset value	$18.30	$11.24
Class R6 Shares-Net asset value	$18.29	$11.22

See Notes to Financial Statements.	35

Statements of Assets and Liabilities (continued)

November 30, 2016

	Multi-Asset Growth Fund	Multi-Asset Income Fund
ASSETS:
Investments in securities, at cost	$6,004,836	$8,803,877
Investments in Underlying Funds, at cost	1,070,863,312	1,835,462,219
Investments in securities, at fair value	$6,004,836	$8,803,877
Investments in Underlying Funds, at value	1,074,514,122	1,760,169,802
Deposits with brokers for derivatives collateral	1,038,502	1,907,192
Receivables:
Capital shares sold	858,904	7,575,392
Interest and dividends	1,475,844	5,211,386
Variation margin for futures contracts	122,320	160,437
From affiliate (See Note 3)	32,734	30,466
Unrealized appreciation on forward foreign currency exchange contracts	451,662	737,284
Prepaid expenses and other assets	78,499	91,914
Total assets	1,084,577,423	1,784,687,750
LIABILITIES:
Payables:
Investment in Underlying Funds purchased	6,461,718	13,205,116
Capital shares reacquired	3,898,699	6,101,493
Management fee	87,462	144,761
12b-1 distribution plan	317,982	691,145
Trustees’ fees	107,818	151,505
Fund administration	34,985	57,904
Variation margin for centrally cleared credit default swap agreements	42,883	87,858
Unrealized depreciation on forward foreign currency exchange contracts	210,330	343,371
Distributions payable	–	6,577,064
Accrued expenses	267,367	336,973
Total liabilities	11,429,244	27,697,190
NET ASSETS	$1,073,148,179	$1,756,990,560
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,070,899,233	$1,976,565,156
Undistributed (distributions in excess of) net investment income	9,271,508	(342,131)
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(10,907,519)	(144,202,629)
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	3,884,957	(75,029,836)
Net Assets	$1,073,148,179	$1,756,990,560

36	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2016

	Multi-Asset Growth Fund	Multi-Asset Income Fund

Net assets by class:
Class A Shares	$780,671,016	$849,321,001
Class B Shares	$8,230,250	$2,999,759
Class C Shares	$205,599,676	$594,758,836
Class F Shares	$38,176,430	$279,182,015
Class I Shares	$11,218,606	$11,508,355
Class P Shares	$2,053	–
Class R2 Shares	$155,189	$155,018
Class R3 Shares	$28,791,235	$18,981,758
Class R4 Shares	$118,389	$35,339
Class R5 Shares	$10,363	$10,267
Class R6 Shares	$174,972	$38,212
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	46,599,193	60,050,477
Class B Shares	494,756	209,149
Class C Shares	12,395,238	41,483,132
Class F Shares	2,279,634	19,742,192
Class I Shares	666,221	818,102
Class P Shares	121.09	–
Class R2 Shares	9,093	10,691
Class R3 Shares	1,724,160	1,342,028
Class R4 Shares	7,069	2,498
Class R5 Shares	615	729.89
Class R6 Shares	10,389	2,718
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.75	$14.14
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$17.14	$14.47
Class B Shares-Net asset value	$16.63	$14.34
Class C Shares-Net asset value	$16.59	$14.34
Class F Shares-Net asset value	$16.75	$14.14
Class I Shares-Net asset value	$16.84	$14.07
Class P Shares-Net asset value	$16.95	–
Class R2 Shares-Net asset value	$17.07	$14.50
Class R3 Shares-Net asset value	$16.70	$14.14
Class R4 Shares-Net asset value	$16.75	$14.15
Class R5 Shares-Net asset value	$16.85	$14.07
Class R6 Shares-Net asset value	$16.84	$14.06

See Notes to Financial Statements.	37

Statements of Operations

For the Year Ended November 30, 2016

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
Investment income:
Dividends received from Underlying Funds	$2,759,494	$71,435,833
Dividends received from Exchange-Traded Funds	–	345,562
Interest and other	25	297,196
Total investment income	2,759,519	72,078,591
Expenses:
Management fee	256,528	1,984,721
12b-1 distribution plan-Class A	398,286	3,682,536
12b-1 distribution plan-Class B	34,050	164,651
12b-1 distribution plan-Class C	563,463	3,764,018
12b-1 distribution plan-Class F	4,063	62,043
12b-1 distribution plan-Class P	–	3,941
12b-1 distribution plan-Class R2	42	3,879
12b-1 distribution plan-Class R3	67,068	186,902
12b-1 distribution plan-Class R4	24	183
Shareholder servicing	429,544	2,170,434
Professional	34,531	39,436
Reports to shareholders	26,779	165,731
Fund administration	60,122	462,072
Custody	7,528	41,822
Trustees’ fees	8,820	68,483
Registration	149,267	228,463
Other	16,878	79,087
Gross expenses	2,056,993	13,108,402
Expense reductions (See Note 9)	(729)	(6,778)
Expenses assumed by Underlying Funds (See Note 3)	(672,617)	(2,786,678)
Fees waived (See Note 3)	(256,528)	–
Net expenses	1,127,119	10,314,946
Net investment income	1,632,400	61,763,645
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	10,547,155	3,182,948
Capital gain distributions received from Exchange-Traded Funds	–	872,600
Net realized gain (loss) on investments in Underlying Funds	11,042,975	(17,944,777)
Net realized gain (loss) on investments in Securities	–	(4,406,272)
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	–	(1,453,166)
Net change in unrealized appreciation/depreciation on Underlying Funds	(14,336,473)	89,057,946
Net change in unrealized appreciation/depreciation on Securities	–	365,875
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	–	(536,672)
Net realized and unrealized gain	7,253,657	69,138,482
Net Increase in Net Assets Resulting From Operations	$8,886,057	$130,902,127

38	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended November 30, 2016

	Multi-Asset Growth Fund	Multi-Asset Income Fund
Investment income:
Dividends received from Underlying Funds	$36,814,166	$85,312,637
Dividends received from Exchange-Traded Funds	194,477	366,737
Interest and other	166,704	312,574
Total investment income	37,175,347	85,991,948
Expenses:
Management fee	1,116,207	1,917,228
12b-1 distribution plan-Class A	2,007,107	2,268,375
12b-1 distribution plan-Class B	112,566	36,216
12b-1 distribution plan-Class C	2,139,835	6,519,522
12b-1 distribution plan-Class F	47,420	323,003
12b-1 distribution plan-Class P	8	–
12b-1 distribution plan-Class R2	846	2,040
12b-1 distribution plan-Class R3	132,014	87,627
12b-1 distribution plan-Class R4	253	77
Shareholder servicing	1,440,909	1,685,055
Professional	37,011	38,844
Reports to shareholders	103,814	154,432
Fund administration	260,241	433,782
Custody	32,974	69,141
Trustees’ fees	38,584	66,858
Registration	196,613	218,847
Other	49,749	86,580
Gross expenses	7,716,151	13,907,627
Expense reductions (See Note 9)	(3,711)	(6,820)
Expenses assumed by Underlying Funds (See Note 3)	(1,895,943)	(2,312,938)
Net expenses	5,816,497	11,587,869
Net investment income	31,358,850	74,404,079
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	4,596,433	155,274
Capital gain distributions received from Exchange-Traded Funds	491,086	926,071
Net realized loss on investments in Underlying Funds	(8,411,940)	(126,574,212)
Net realized loss on investments in Securities	(2,477,716)	(4,689,226)
Net realized loss on futures contracts, swaps and foreign currency related transactions	(1,904,921)	(2,929,171)
Net change in unrealized appreciation/depreciation on Underlying Funds	54,625,592	157,057,050
Net change in unrealized appreciation/depreciation on Securities	205,786	397,762
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(357,178)	(738,154)
Net realized and unrealized gain	46,767,142	23,605,394
Net Increase in Net Assets Resulting From Operations	$78,125,992	$98,009,473

See Notes to Financial Statements.	39

Statements of Changes in Net Assets

	Diversified Equity Strategy Fund
DECREASE IN NET ASSETS	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Operations:
Net investment income	$1,632,400	$1,594,630
Capital gain distributions received from Underlying Funds	10,547,155	18,168,763
Net realized gain on investments in Underlying Funds	11,042,975	8,909,975
Net change in unrealized appreciation/depreciation on Underlying Funds	(14,336,473)	(25,776,891)
Net increase in net assets resulting from operations	8,886,057	2,896,477
Distributions to shareholders from:
Net investment income
Class A	(3,656,142)	(3,394,820)
Class B	(55,311)	(85,364)
Class C	(890,127)	(975,229)
Class F	(96,715)	(96,638)
Class I	(463,260)	(418,534)
Class R2	(197)	(4,300)
Class R3	(284,604)	(228,761)
Class R4	(225)	–
Class R5	(234)	–
Class R6	(235)	–
Net realized gain
Class A	(13,752,117)	(18,182,348)
Class B	(374,875)	(745,180)
Class C	(5,221,354)	(7,583,094)
Class F	(340,087)	(484,652)
Class I	(1,562,542)	(2,019,078)
Class R2	(5,811)	(27,371)
Class R3	(1,188,196)	(1,337,736)
Class R4	(795)	–
Class R5	(789)	–
Class R6	(789)	–
Total distributions to shareholders	(27,894,405)	(35,583,105)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	35,832,325	52,968,632
Reinvestment of distributions	26,527,939	33,932,740
Cost of shares reacquired	(67,266,456)	(54,420,304)
Net increase (decrease) in net assets resulting from capital share transactions	(4,906,192)	32,481,068
Net decrease in net assets	(23,914,540)	(205,560)
NET ASSETS:
Beginning of year	$273,905,954	$274,111,514
End of year	$249,991,414	$273,905,954
Undistributed net investment income	$3,142,479	$5,424,999

40	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Multi-Asset Balanced Opportunity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Operations:
Net investment income	$61,763,645	$58,467,230
Capital gain distributions received from Underlying Funds	3,182,948	83,745,653
Capital gain distributions received from Exchange-Traded Funds	872,600	–
Net realized gain (loss) on investments in Underlying Funds	(17,944,777)	16,732,003
Net realized loss on investments in Securities	(4,406,272)	–
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	(1,453,166)	11,035,472
Net change in unrealized appreciation/depreciation on Underlying Funds	89,057,946	(268,545,444)
Net change in unrealized appreciation/depreciation on Securities	365,875	–
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(536,672)	952,723
Net increase (decrease) in net assets resulting from operations	130,902,127	(97,612,363)
Distributions to shareholders from:
Net investment income
Class A	(51,429,445)	(75,904,800)
Class B	(452,145)	(1,250,883)
Class C	(10,536,107)	(16,478,725)
Class F	(2,300,059)	(3,909,064)
Class I	(567,255)	(1,773,985)
Class P	(29,548)	(55,658)
Class R2	(19,044)	(56,618)
Class R3	(1,256,567)	(1,746,104)
Class R4	(2,658)	(109)
Class R5	(367)	(118)
Class R6	(764)	(118)
Net realized gain
Class A	(61,634,388)	(57,728,795)
Class B	(830,322)	(1,267,924)
Class C	(16,450,193)	(14,400,302)
Class F	(3,059,861)	(2,792,720)
Class I	(1,240,899)	(1,348,564)
Class P	(39,443)	(47,263)
Class R2	(24,232)	(53,724)
Class R3	(1,518,994)	(1,357,233)
Class R4	(2,962)	–
Class R5	(378)	–
Class R6	(378)	–
Total distributions to shareholders	(151,396,009)	(180,172,707)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	254,314,981	644,223,891
Reinvestment of distributions	144,763,290	172,685,882
Cost of shares reacquired	(627,523,252)	(459,903,117)
Net increase (decrease) in net assets resulting from capital share transactions	(228,444,981)	357,006,656
Net increase (decrease) in net assets	(248,938,863)	79,221,586
NET ASSETS:
Beginning of year	$2,164,025,951	$2,084,804,365
End of year	$1,915,087,088	$2,164,025,951
Undistributed net investment income	$2,293,640	$8,679,270

See Notes to Financial Statements.	41

Statements of Changes in Net Assets (continued)

	Multi-Asset Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Operations:
Net investment income	$31,358,850	$30,855,145
Capital gain distributions received from Underlying Funds	4,596,433	45,898,705
Capital gain distributions received from Exchange-Traded Funds	491,086	–
Net realized gain (loss) on investments in Underlying Funds	(8,411,940)	11,644,460
Net realized loss on investments in Securities	(2,477,716)	–
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	(1,904,921)	6,008,529
Net change in unrealized appreciation/depreciation on Underlying Funds	54,625,592	(140,684,577)
Net change in unrealized appreciation/depreciation on Securities	205,786	–
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(357,178)	512,150
Net increase (decrease) in net assets resulting from operations	78,125,992	(45,765,588)
Distributions to shareholders from:
Net investment income
Class A	(27,082,842)	(37,350,376)
Class B	(325,317)	(744,649)
Class C	(5,800,994)	(8,288,536)
Class F	(1,829,537)	(2,732,937)
Class I	(440,346)	(657,668)
Class P	(59)	(83)
Class R2	(4,193)	(10,957)
Class R3	(832,814)	(1,036,614)
Class R4	(3,405)	(43)
Class R5	(336)	(49)
Class R6	(2,153)	(49)
Net realized gain
Class A	(37,606,342)	(52,501,751)
Class B	(645,593)	(1,360,943)
Class C	(10,561,522)	(13,547,586)
Class F	(2,682,524)	(3,386,353)
Class I	(609,767)	(867,457)
Class P	(84)	(123)
Class R2	(10,765)	(18,029)
Class R3	(1,220,757)	(1,497,548)
Class R4	(4,412)	–
Class R5	(423)	–
Class R6	(423)	–
Total distributions to shareholders	(89,664,608)	(124,001,751)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	142,535,865	361,913,933
Reinvestment of distributions	85,975,937	118,932,308
Cost of shares reacquired	(359,978,815)	(255,021,356)
Net increase (decrease) in net assets resulting from capital share transactions	(131,467,013)	225,824,885
Net increase (decrease) in net assets	(143,005,629)	56,057,546
NET ASSETS:
Beginning of year	$1,216,153,808	$1,160,096,262
End of year	$1,073,148,179	$1,216,153,808
Undistributed net investment income	$9,271,508	$15,164,628

42	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
DECREASE IN NET ASSETS	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Operations:
Net investment income	$74,404,079	$85,780,630
Capital gain distributions received from Underlying Funds	155,274	69,102,800
Capital gain distributions received from Exchange-Traded Funds	926,071	–
Net realized loss on investments in Underlying Funds	(126,574,212)	(8,364,430)
Net realized loss on investments in Securities	(4,689,226)	–
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	(2,929,171)	11,762,667
Net change in unrealized appreciation/depreciation on Underlying Funds	157,057,050	(238,941,938)
Net change in unrealized appreciation/depreciation on Securities	397,762	–
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(738,154)	1,319,787
Net increase (decrease) in net assets resulting from operations	98,009,473	(79,340,484)
Distributions to shareholders from:
Net investment income
Class A	(36,149,780)	(53,445,765)
Class B	(113,940)	(250,565)
Class C	(20,771,448)	(32,456,451)
Class F	(13,303,990)	(28,344,611)
Class I	(541,854)	(1,073,702)
Class R2	(12,368)	(30,979)
Class R3	(663,661)	(675,321)
Class R4	(1,265)	(134)
Class R5	(416)	(144)
Class R6	(2,076)	(145)
Net realized gain
Class A	(24,926,665)	(24,914,797)
Class B	(113,004)	(152,110)
Class C	(18,342,219)	(17,218,883)
Class F	(10,571,453)	(13,558,415)
Class I	(354,066)	(486,892)
Class R2	(19,030)	(16,662)
Class R3	(432,725)	(290,921)
Class R4	(732)	–
Class R5	(246)	–
Class R6	(246)	–
Total distributions to shareholders	(126,321,184)	(172,916,497)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	266,630,925	777,033,132
Reinvestment of distributions	113,569,792	150,022,752
Cost of shares reacquired	(860,683,148)	(934,424,688)
Net decrease in net assets resulting from capital share transactions	(480,482,431)	(7,368,804)
Net decrease in net assets	(508,794,142)	(259,625,785)
NET ASSETS:
Beginning of year	$2,265,784,702	$2,525,410,487
End of year	$1,756,990,560	$2,265,784,702
Distributions in excess of net investment income	$(342,131)	$(797,394)

See Notes to Financial Statements.	43

Financial Highlights

DIVERSIFIED EQUITY STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2016	$19.49	$0.13		$0.51	$0.64	$(0.42)	$(1.59)	$(2.01)
11/30/2015	22.12	0.15		0.09	0.24	(0.45)	(2.42)	(2.87)
11/30/2014	22.38	0.17		1.68	1.85	(0.67)	(1.44)	(2.11)
11/30/2013	16.90	0.17		5.46	5.63	(0.15)	–	(0.15)
11/30/2012	15.40	0.11		1.48	1.59	(0.09)	–	(0.09)
Class B
11/30/2016	18.99	0.01		0.48	0.49	(0.23)	(1.59)	(1.82)
11/30/2015	21.59	0.01		0.09	0.10	(0.28)	(2.42)	(2.70)
11/30/2014	21.89	0.01		1.64	1.65	(0.51)	(1.44)	(1.95)
11/30/2013	16.53	0.03		5.35	5.38	(0.02)	–	(0.02)
11/30/2012	15.08	–	(c)	1.45	1.45	–	–	–
Class C
11/30/2016	18.89	0.01		0.48	0.49	(0.27)	(1.59)	(1.86)
11/30/2015	21.52	–	(c)	0.10	0.10	(0.31)	(2.42)	(2.73)
11/30/2014	21.85	0.01		1.63	1.64	(0.53)	(1.44)	(1.97)
11/30/2013	16.51	0.03		5.34	5.37	(0.03)	–	(0.03)
11/30/2012	15.06	(0.01)		1.46	1.45	–	–	–
Class F
11/30/2016	19.50	0.16		0.51	0.67	(0.45)	(1.59)	(2.04)
11/30/2015	22.13	0.18		0.09	0.27	(0.48)	(2.42)	(2.90)
11/30/2014	22.39	0.20		1.67	1.87	(0.69)	(1.44)	(2.13)
11/30/2013	16.90	0.20		5.46	5.66	(0.17)	–	(0.17)
11/30/2012	15.41	0.14		1.47	1.61	(0.12)	–	(0.12)
Class I
11/30/2016	19.66	0.18		0.51	0.69	(0.47)	(1.59)	(2.06)
11/30/2015	22.29	0.20		0.09	0.29	(0.50)	(2.42)	(2.92)
11/30/2014	22.54	0.22		1.68	1.90	(0.71)	(1.44)	(2.15)
11/30/2013	17.02	0.22		5.50	5.72	(0.20)	–	(0.20)
11/30/2012	15.52	0.16		1.47	1.63	(0.13)	–	(0.13)
Class R2
11/30/2016	19.71	0.45		(0.05)	0.40	(0.05)	(1.59)	(1.64)
11/30/2015	22.34	0.06		0.11	0.17	(0.38)	(2.42)	(2.80)
11/30/2014	22.29	0.08		1.70	1.78	(0.29)	(1.44)	(1.73)
11/30/2013	16.85	0.10		5.45	5.55	(0.11)	–	(0.11)
11/30/2012	15.37	0.05		1.48	1.53	(0.05)	–	(0.05)
Class R3
11/30/2016	19.27	0.09		0.50	0.59	(0.38)	(1.59)	(1.97)
11/30/2015	21.91	0.10		0.09	0.19	(0.41)	(2.42)	(2.83)
11/30/2014	22.20	0.11		1.66	1.77	(0.62)	(1.44)	(2.06)
11/30/2013	16.78	0.10		5.45	5.55	(0.13)	–	(0.13)
11/30/2012	15.30	0.06		1.48	1.54	(0.06)	–	(0.06)

44	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.12	3.94	0.27	0.64	0.78	$155,840	7.22
19.49	1.22	0.25	0.59	0.76	168,742	6.70
22.12	8.97	0.25	0.59	0.80	163,889	10.38
22.38	33.60	0.25	0.60	0.86	162,519	27.24
16.90	10.39	0.25	0.62	0.68	109,293	11.66

17.66	3.13	1.02	1.39	0.04	2,366	7.22
18.99	0.48	1.00	1.34	0.03	4,536	6.70
21.59	8.14	1.00	1.34	0.07	6,762	10.38
21.89	32.56	1.00	1.35	0.17	7,940	27.24
16.53	9.62	1.00	1.37	0.00	6,881	11.66

17.52	3.13	1.01	1.37	0.05	54,974	7.22
18.89	0.50	0.98	1.32	0.02	62,564	6.70
21.52	8.14	0.98	1.31	0.07	68,007	10.38
21.85	32.61	0.97	1.33	0.14	63,087	27.24
16.51	9.63	0.97	1.34	(0.04)	43,073	11.66

18.13	4.11	0.13	0.49	0.92	3,748	7.22
19.50	1.37	0.10	0.44	0.94	4,204	6.70
22.13	9.11	0.10	0.44	0.93	4,560	10.38
22.39	33.79	0.10	0.46	1.01	3,905	27.24
16.90	10.54	0.10	0.47	0.83	2,821	11.66

18.29	4.19	0.02	0.39	1.04	19,681	7.22
19.66	1.46	0.00	0.34	1.01	19,283	6.70
22.29	9.20	0.00	0.34	1.02	18,530	10.38
22.54	33.95	0.00	0.36	1.10	16,586	27.24
17.02	10.64	0.00	0.37	0.97	11,877	11.66

18.47	2.44	0.64	0.97	2.38	5	7.22
19.71	0.84	0.60	0.95	0.29	71	6.70
22.34	8.56	0.60	0.94	0.38	250	10.38
22.29	33.14	0.60	0.95	0.50	659	27.24
16.85	9.99	0.60	0.97	0.29	617	11.66

17.89	3.67	0.52	0.88	0.56	13,342	7.22
19.27	0.98	0.50	0.84	0.50	14,477	6.70
21.91	8.65	0.50	0.84	0.51	12,115	10.38
22.20	33.27	0.50	0.85	0.52	8,646	27.24
16.78	10.15	0.50	0.87	0.40	5,118	11.66

See Notes to Financial Statements.	45

Financial Highlights (concluded)

DIVERSIFIED EQUITY STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2016	$19.48	$0.14	$ 0.51		$ 0.65	$(0.45)	$(1.59)	$(2.04)
6/30/2015 to 11/30/2015(d)	19.97	0.05	(0.54	)(e)	(0.49)	–	–	–
Class R5
11/30/2016	19.66	0.18	0.52		0.70	(0.47)	(1.59)	(2.06)
6/30/2015 to 11/30/2015(d)	20.13	0.07	(0.54	)(e)	(0.47)	–	–	–
Class R6
11/30/2016	19.66	0.20	0.49		0.69	(0.47)	(1.59)	(2.06)
6/30/2015 to 11/30/2015(d)	20.13	0.08	(0.55	)(e)	(0.47)	–	–	–

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(f)	Not annualized.
(g)	Annualized.

46	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$18.09	3.99		0.25		0.61		0.81		$10	7.22
19.48	(2.45	)(f)	0.22	(g)	0.60	(g)	0.66	(g)	10	6.70

18.30	4.25		–		0.35		1.06		10	7.22
19.66	(2.33	)(f)	0.00	(g)	0.34	(g)	0.91	(g)	10	6.70

18.29	4.21		0.01		0.21		1.13		15	7.22
19.66	(2.33	)(f)	0.00	(g)	0.19	(g)	0.92	(g)	10	6.70

See Notes to Financial Statements.	47

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2016	$11.29	$0.35	$ 0.42	$ 0.77	$(0.38)	$(0.45)	$(0.83)
11/30/2015	12.87	0.34	(0.83)	(0.49)	(0.60)	(0.49)	(1.09)
11/30/2014	12.43	0.36	0.66	1.02	(0.58)	–	(0.58)
11/30/2013	10.81	0.34	1.67	2.01	(0.39)	–	(0.39)
11/30/2012	9.93	0.36	0.89	1.25	(0.37)	–	(0.37)
Class B
11/30/2016	11.29	0.26	0.42	0.68	(0.29)	(0.45)	(0.74)
11/30/2015	12.86	0.25	(0.82)	(0.57)	(0.51)	(0.49)	(1.00)
11/30/2014	12.43	0.26	0.65	0.91	(0.48)	–	(0.48)
11/30/2013	10.80	0.25	1.68	1.93	(0.30)	–	(0.30)
11/30/2012	9.93	0.29	0.86	1.15	(0.28)	–	(0.28)
Class C
11/30/2016	11.23	0.27	0.41	0.68	(0.30)	(0.45)	(0.75)
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
11/30/2014	12.38	0.27	0.65	0.92	(0.49)	–	(0.49)
11/30/2013	10.77	0.25	1.67	1.92	(0.31)	–	(0.31)
11/30/2012	9.89	0.28	0.89	1.17	(0.29)	–	(0.29)
Class F
11/30/2016	11.28	0.36	0.42	0.78	(0.39)	(0.45)	(0.84)
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
11/30/2014	12.42	0.38	0.66	1.04	(0.60)	–	(0.60)
11/30/2013	10.80	0.38	1.66	2.03	(0.41)	–	(0.41)
11/30/2012	9.93	0.38	0.87	1.25	(0.38)	–	(0.38)
Class I
11/30/2016	11.29	0.40	0.38	0.78	(0.40)	(0.45)	(0.85)
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
11/30/2014	12.43	0.39	0.65	1.04	(0.61)	–	(0.61)
11/30/2013	10.80	0.37	1.68	2.05	(0.42)	–	(0.42)
11/30/2012	9.93	0.39	0.87	1.26	(0.39)	–	(0.39)
Class P
11/30/2016	11.25	0.33	0.41	0.74	(0.36)	(0.45)	(0.81)
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
11/30/2014	12.39	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.77	0.32	1.67	1.99	(0.37)	–	(0.37)
11/30/2012	9.90	0.35	0.86	1.21	(0.34)	–	(0.34)
Class R2
11/30/2016	11.49	0.31	0.42	0.73	(0.33)	(0.45)	(0.78)
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)
11/30/2014	12.62	0.31	0.67	0.98	(0.53)	–	(0.53)
11/30/2013	10.97	0.30	1.70	2.00	(0.35)	–	(0.35)
11/30/2012	10.07	0.32	0.91	1.23	(0.33)	–	(0.33)

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.23	7.38	0.37	0.51	3.26	$1,431,255	25.18
11.29	(4.13)	0.35	0.49	2.84	1,569,728	17.62
12.87	8.43	0.34	0.49	2.85	1,526,897	44.87
12.43	18.93	0.31	0.50	2.91	1,366,009	29.96
10.81	12.75	0.30	0.51	3.44	1,106,329	55.52

11.23	6.55	1.12	1.26	2.49	12,622	25.18
11.29	(4.78)	1.10	1.24	2.06	21,383	17.62
12.86	7.53	1.09	1.24	2.09	34,133	44.87
12.43	18.14	1.06	1.25	2.16	43,224	29.96
10.80	11.79	1.04	1.26	2.74	49,844	55.52

11.16	6.53	1.12	1.26	2.52	360,065	25.18
11.23	(4.84)	1.09	1.24	2.10	420,030	17.62
12.81	7.61	1.08	1.23	2.12	375,528	44.87
12.38	18.05	1.05	1.24	2.18	270,358	29.96
10.77	11.86	1.03	1.24	2.72	191,363	55.52

11.22	7.54	0.22	0.36	3.43	57,153	25.18
11.28	(3.99)	0.20	0.34	2.98	80,192	17.62
12.86	8.59	0.19	0.34	3.00	74,135	44.87
12.42	19.12	0.17	0.36	3.13	25,465	29.96
10.80	12.80	0.15	0.36	3.60	9,731	55.52

11.22	7.55	0.12	0.26	3.76	10,925	25.18
11.29	(3.82)	0.10	0.24	3.11	31,536	17.62
12.86	8.61	0.09	0.24	3.10	35,247	44.87
12.43	19.33	0.06	0.25	3.16	35,744	29.96
10.80	12.92	0.05	0.26	3.70	32,563	55.52

11.18	7.10	0.57	0.71	3.08	839	25.18
11.25	(4.26)	0.55	0.69	2.64	998	17.62
12.82	8.15	0.54	0.69	2.66	1,286	44.87
12.39	18.76	0.51	0.70	2.72	1,538	29.96
10.77	12.44	0.49	0.71	3.44	1,312	55.52

11.44	6.93	0.73	0.87	2.86	660	25.18
11.49	(4.41)	0.70	0.84	2.56	1,158	17.62
13.07	7.99	0.69	0.84	2.44	1,421	44.87
12.62	18.52	0.66	0.85	2.54	1,862	29.96
10.97	12.37	0.65	0.86	3.03	1,185	55.52

See Notes to Financial Statements.	49

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2016	$11.27	$0.33	$ 0.40	$ 0.73	$(0.35)	$(0.45)	$(0.80)
11/30/2015	12.84	0.31	(0.82)	(0.51)	(0.57)	(0.49)	(1.06)
11/30/2014	12.41	0.31	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.79	0.31	1.67	1.98	(0.36)	–	(0.36)
11/30/2012	9.92	0.33	0.88	1.21	(0.34)	–	(0.34)
Class R4
11/30/2016	11.29	0.36	0.41	0.77	(0.38)	(0.45)	(0.83)
6/30/2015 to 11/30/2015(c)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
11/30/2016	11.29	0.24	0.56	0.80	(0.40)	(0.45)	(0.85)
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
11/30/2016	11.29	0.39	0.40	0.79	(0.41)	(0.45)	(0.86)
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

50	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.20	7.05		0.61		0.75		3.04		$41,447	25.18
11.27	(4.28)		0.59		0.73		2.59		38,972	17.62
12.84	8.09		0.59		0.74		2.60		36,157	44.87
12.41	18.68		0.56		0.75		2.67		33,919	29.96
10.79	12.39		0.54		0.75		3.18		24,940	55.52

11.23	7.39		0.37		0.51		3.32		82	25.18
11.29	(4.60	)(d)	0.34	(e)	0.50	(e)	2.79	(e)	10	17.62

11.24	7.69		0.13		0.27		2.27		12	25.18
11.29	(4.50	)(d)	0.09	(e)	0.25	(e)	3.03	(e)	10	17.62

11.22	7.58		0.12		0.17		3.54		28	25.18
11.29	(4.50	)(d)	0.08	(e)	0.15	(e)	3.04	(e)	10	17.62

See Notes to Financial Statements.	51

Financial Highlights

MULTI-ASSET GROWTH FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class A
11/30/2016	$16.84	$0.47	$0.71	$ 1.18	$(0.52)	$(0.75)	$(1.27)
11/30/2015	19.46	0.47	(1.06)	(0.59)	(0.81)	(1.22)	(2.03)
11/30/2014	19.02	0.53	1.27	1.80	(0.81)	(0.55)	(1.36)
11/30/2013	16.18	0.50	2.89	3.39	(0.55)	–	(0.55)
11/30/2012	14.80	0.48	1.36	1.84	(0.46)	–	(0.46)
Class B
11/30/2016	16.72	0.33	0.73	1.06	(0.40)	(0.75)	(1.15)
11/30/2015	19.33	0.33	(1.05)	(0.72)	(0.67)	(1.22)	(1.89)
11/30/2014	18.90	0.38	1.26	1.64	(0.66)	(0.55)	(1.21)
11/30/2013	16.07	0.36	2.89	3.25	(0.42)	–	(0.42)
11/30/2012	14.70	0.36	1.35	1.71	(0.34)	–	(0.34)
Class C
11/30/2016	16.69	0.34	0.72	1.06	(0.41)	(0.75)	(1.16)
11/30/2015	19.30	0.34	(1.04)	(0.70)	(0.69)	(1.22)	(1.91)
11/30/2014	18.89	0.39	1.24	1.63	(0.67)	(0.55)	(1.22)
11/30/2013	16.06	0.37	2.89	3.26	(0.43)	–	(0.43)
11/30/2012	14.70	0.36	1.35	1.71	(0.35)	–	(0.35)
Class F
11/30/2016	16.83	0.48	0.74	1.22	(0.55)	(0.75)	(1.30)
11/30/2015	19.45	0.49	(1.05)	(0.56)	(0.84)	(1.22)	(2.06)
11/30/2014	19.02	0.56	1.26	1.82	(0.84)	(0.55)	(1.39)
11/30/2013	16.17	0.54	2.89	3.43	(0.58)	–	(0.58)
11/30/2012	14.79	0.50	1.36	1.86	(0.48)	–	(0.48)
Class I
11/30/2016	16.92	0.51	0.72	1.23	(0.56)	(0.75)	(1.31)
11/30/2015	19.54	0.52	(1.06)	(0.54)	(0.86)	(1.22)	(2.08)
11/30/2014	19.10	0.58	1.26	1.84	(0.85)	(0.55)	(1.40)
11/30/2013	16.24	0.54	2.92	3.46	(0.60)	–	(0.60)
11/30/2012	14.85	0.50	1.39	1.89	(0.50)	–	(0.50)
Class P
11/30/2016	17.03	0.45	0.73	1.18	(0.51)	(0.75)	(1.26)
11/30/2015	19.65	0.45	(1.06)	(0.61)	(0.79)	(1.22)	(2.01)
11/30/2014	19.10	0.49	1.30	1.79	(0.69)	(0.55)	(1.24)
11/30/2013	16.25	0.47	2.91	3.38	(0.53)	–	(0.53)
11/30/2012	14.86	0.46	1.36	1.82	(0.43)	–	(0.43)
Class R2
11/30/2016	17.11	0.45	0.70	1.15	(0.44)	(0.75)	(1.19)
11/30/2015	19.74	0.42	(1.08)	(0.66)	(0.75)	(1.22)	(1.97)
11/30/2014	19.27	0.46	1.30	1.76	(0.74)	(0.55)	(1.29)
11/30/2013	16.39	0.43	2.95	3.38	(0.50)	–	(0.50)
11/30/2012	14.98	0.43	1.38	1.81	(0.40)	–	(0.40)

52	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$16.75	7.80	0.37	0.54	2.96	$780,671	20.96
16.84	(3.31)	0.35	0.51	2.67	855,234	17.50
19.46	9.98	0.34	0.52	2.79	834,090	38.40
19.02	21.42	0.31	0.53	2.80	748,409	36.72
16.18	12.63	0.30	0.54	3.07	586,960	45.58

16.63	6.98	1.12	1.29	2.15	8,230	20.96
16.72	(4.06)	1.10	1.26	1.86	14,591	17.50
19.33	9.13	1.09	1.27	2.01	21,736	38.40
18.90	20.57	1.06	1.28	2.05	27,110	36.72
16.07	11.79	1.04	1.29	2.36	27,278	45.58

16.59	7.00	1.12	1.29	2.21	205,600	20.96
16.69	(3.99)	1.09	1.26	1.94	241,107	17.50
19.30	9.11	1.08	1.25	2.07	211,947	38.40
18.89	20.66	1.05	1.26	2.09	161,591	36.72
16.06	11.77	1.03	1.27	2.36	111,296	45.58

16.75	8.02	0.22	0.39	3.08	38,176	20.96
16.83	(3.17)	0.20	0.37	2.79	64,171	17.50
19.45	10.11	0.19	0.37	2.95	54,699	38.40
19.02	21.68	0.16	0.38	3.03	16,769	36.72
16.17	12.79	0.15	0.39	3.20	4,883	45.58

16.84	8.09	0.12	0.29	3.23	11,219	20.96
16.92	(3.06)	0.10	0.26	2.91	13,750	17.50
19.54	10.21	0.09	0.27	3.08	13,991	38.40
19.10	21.76	0.06	0.28	3.04	10,957	36.72
16.24	12.92	0.05	0.30	3.17	8,653	45.58

16.95	7.64	0.47	0.68	2.83	2	20.96
17.03	(3.43)	0.47	0.64	2.54	2	17.50
19.65	9.84	0.47	0.66	2.58	2	38.40
19.10	21.25	0.51	0.71	2.60	4	36.72
16.25	12.42	0.46	0.72	2.91	6	45.58

17.07	7.44	0.72	0.89	2.81	155	20.96
17.11	(3.67)	0.70	0.86	2.33	247	17.50
19.74	9.63	0.69	0.87	2.43	288	38.40
19.27	20.99	0.66	0.88	2.39	149	36.72
16.39	12.26	0.65	0.89	2.70	195	45.58

See Notes to Financial Statements.	53

Financial Highlights (concluded)

MULTI-ASSET GROWTH FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class R3
11/30/2016	$16.79	$0.43	$0.72	$ 1.15	$(0.49)	$(0.75)	$(1.24)
11/30/2015	19.41	0.43	(1.06)	(0.63)	(0.77)	(1.22)	(1.99)
11/30/2014	18.98	0.48	1.26	1.74	(0.76)	(0.55)	(1.31)
11/30/2013	16.14	0.45	2.90	3.35	(0.51)	–	(0.51)
11/30/2012	14.77	0.44	1.35	1.79	(0.42)	–	(0.42)
Class R4
11/30/2016	16.84	0.48	0.71	1.19	(0.53)	(0.75)	(1.28)
6/30/2015 to 11/30/2015(c)	17.67	0.20	(0.95)	(0.75)	(0.08)	–	(0.08)
Class R5
11/30/2016	16.93	0.52	0.71	1.23	(0.56)	(0.75)	(1.31)
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)
Class R6
11/30/2016	16.93	0.58	0.65	1.23	(0.57)	(0.75)	(1.32)
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

54	See Notes to Financial Statements.

			Ratios to Average Net Assets:*				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$16.70	7.58		0.61	0.78		2.75	$28,791	20.96
16.79	(3.55)		0.59	0.75		2.44	27,022	17.50
19.41	9.70		0.58	0.76		2.56	23,344	38.40
18.98	21.20		0.55	0.76		2.56	18,989	36.72
16.14	12.32		0.54	0.79		2.85	13,470	45.58

16.75	7.86		0.37	0.54		3.06	118	20.96
16.84	(4.25	)(d)	0.33 (e)	0.52	(e)	2.83 (e)	10	17.50

16.85	8.09		0.11	0.28		3.26	10	20.96
16.93	(4.11	)(d)	0.08 (e)	0.27	(e)	2.99 (e)	10	17.50

16.84	8.06		0.13	0.18		3.55	175	20.96
16.93	(4.11	)(d)	0.07 (e)	0.14	(e)	3.00 (e)	10	17.50

See Notes to Financial Statements.	55

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2016	$14.24	$0.56	$0.25	$0.81	$(0.55)	$(0.36)	$(0.91)
11/30/2015	15.78	0.55	(0.98)	(0.43)	(0.75)	(0.36)	(1.11)
11/30/2014	15.99	0.56	0.31	0.87	(0.74)	(0.34)	(1.08)
11/30/2013	14.95	0.58	1.15	1.73	(0.64)	(0.05)	(0.69)
11/30/2012	14.01	0.62	1.01	1.63	(0.62)	(0.07)	(0.69)
Class B
11/30/2016	14.42	0.47	0.25	0.72	(0.44)	(0.36)	(0.80)
11/30/2015	15.98	0.45	(1.02)	(0.57)	(0.63)	(0.36)	(0.99)
11/30/2014	16.17	0.45	0.31	0.76	(0.61)	(0.34)	(0.95)
11/30/2013	15.11	0.47	1.16	1.63	(0.52)	(0.05)	(0.57)
11/30/2012	14.15	0.53	1.01	1.54	(0.51)	(0.07)	(0.58)
Class C
11/30/2016	14.42	0.47	0.26	0.73	(0.45)	(0.36)	(0.81)
11/30/2015	15.97	0.45	(1.00)	(0.55)	(0.64)	(0.36)	(1.00)
11/30/2014	16.17	0.45	0.31	0.76	(0.62)	(0.34)	(0.96)
11/30/2013	15.12	0.47	1.16	1.63	(0.53)	(0.05)	(0.58)
11/30/2012	14.17	0.52	1.02	1.54	(0.52)	(0.07)	(0.59)
Class F
11/30/2016	14.23	0.59	0.25	0.84	(0.57)	(0.36)	(0.93)
11/30/2015	15.78	0.58	(1.00)	(0.42)	(0.77)	(0.36)	(1.13)
11/30/2014	15.98	0.58	0.32	0.90	(0.76)	(0.34)	(1.10)
11/30/2013	14.95	0.60	1.15	1.75	(0.67)	(0.05)	(0.72)
11/30/2012	14.01	0.64	1.01	1.65	(0.64)	(0.07)	(0.71)
Class I
11/30/2016	14.17	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
11/30/2015	15.71	0.59	(0.99)	(0.40)	(0.78)	(0.36)	(1.14)
11/30/2014	15.92	0.59	0.31	0.90	(0.77)	(0.34)	(1.11)
11/30/2013	14.89	0.60	1.16	1.76	(0.68)	(0.05)	(0.73)
11/30/2012	13.96	0.66	1.00	1.66	(0.66)	(0.07)	(0.73)
Class R2
11/30/2016	14.57	0.55	0.24	0.79	(0.50)	(0.36)	(0.86)
11/30/2015	16.12	0.52	(1.02)	(0.50)	(0.69)	(0.36)	(1.05)
11/30/2014	16.31	0.52	0.31	0.83	(0.68)	(0.34)	(1.02)
11/30/2013	15.24	0.54	1.17	1.71	(0.59)	(0.05)	(0.64)
11/30/2012	14.28	0.57	1.03	1.60	(0.57)	(0.07)	(0.64)
Class R3
11/30/2016	14.24	0.53	0.25	0.78	(0.52)	(0.36)	(0.88)
11/30/2015	15.79	0.51	(0.99)	(0.48)	(0.71)	(0.36)	(1.07)
11/30/2014	15.99	0.52	0.32	0.84	(0.70)	(0.34)	(1.04)
11/30/2013	14.96	0.54	1.14	1.68	(0.60)	(0.05)	(0.65)
11/30/2012	14.02	0.59	1.01	1.60	(0.59)	(0.07)	(0.66)

56	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$14.14	6.09	0.37	0.49	4.11	$ 849,321	25.82
14.24	(2.90)	0.35	0.47	3.71	1,023,100	26.36
15.78	5.62	0.34	0.47	3.55	1,108,030	42.95
15.99	11.77	0.31	0.49	3.72	614,499	26.82
14.95	11.98	0.30	0.50	4.28	361,594	26.59

14.34	5.34	1.12	1.25	3.40	3,000	25.82
14.42	(3.72)	1.10	1.22	2.97	4,730	26.36
15.98	4.88	1.09	1.22	2.83	6,934	42.95
16.17	10.94	1.06	1.24	3.00	8,181	26.82
15.11	11.16	1.05	1.25	3.58	8,345	26.59

14.34	5.36	1.12	1.24	3.37	594,759	25.82
14.42	(3.64)	1.10	1.22	2.95	750,006	26.36
15.97	4.86	1.09	1.22	2.80	758,668	42.95
16.17	10.91	1.06	1.23	2.96	397,035	26.82
15.12	11.11	1.04	1.25	3.52	186,976	26.59

14.14	6.32	0.22	0.34	4.31	279,182	25.82
14.23	(2.82)	0.20	0.32	3.86	454,281	26.36
15.78	5.83	0.19	0.32	3.68	616,791	42.95
15.98	11.94	0.17	0.34	3.85	264,414	26.82
14.95	12.07	0.15	0.35	4.37	72,875	26.59

14.07	6.39	0.12	0.24	4.35	11,508	25.82
14.17	(2.67)	0.10	0.22	3.95	15,684	26.36
15.71	5.90	0.09	0.23	3.75	21,656	42.95
15.92	12.10	0.07	0.24	3.87	4,531	26.82
14.89	12.15	0.05	0.25	4.53	1,655	26.59

14.50	5.76	0.72	0.84	4.04	155	25.82
14.57	(3.24)	0.70	0.82	3.38	762	26.36
16.12	5.26	0.69	0.82	3.21	755	42.95
16.31	11.35	0.66	0.84	3.40	969	26.82
15.24	11.54	0.64	0.85	3.80	719	26.59

14.14	5.84	0.62	0.74	3.84	18,982	25.82
14.24	(3.19)	0.60	0.72	3.45	17,193	26.36
15.79	5.43	0.59	0.72	3.31	12,578	42.95
15.99	11.50	0.56	0.73	3.47	8,825	25.82
14.96	11.63	0.54	0.75	4.02	6,092	26.59

See Notes to Financial Statements.	57

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2016	$14.24	$0.56	$ 0.26	$ 0.82	$(0.55)	$(0.36)	$(0.91)
6/30/2015 to 11/30/2015(c)	14.98	0.21	(0.75)	(0.54)	(0.20)	–	(0.20)
Class R5
11/30/2016	14.16	0.59	0.26	0.85	(0.58)	(0.36)	(0.94)
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class R6
11/30/2016	14.16	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

58	See Notes to Financial Statements.

			Ratios to Average Net Assets:*				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$14.15	6.18		0.38	0.50		4.08	$35	25.82
14.24	(3.62	)(d)	0.35 (e)	0.50	(e)	3.37 (e)	10	26.36

14.07	6.46		0.12	0.25		4.33	10	25.82
14.16	(3.54	)(d)	0.09 (e)	0.24	(e)	3.63 (e)	10	26.36

14.06	6.42		0.13	0.17		4.23	38	25.82
14.16	(3.53	)(d)	0.08 (e)	0.14	(e)	3.64 (e)	10	26.36

See Notes to Financial Statements.	59

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Diversified Equity Strategy Fund (“Diversified Equity Strategy Fund”), Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”), Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) and Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”), Class A, B, C, F, I, P, R2, R3, R4, R5 and R6 shares. Diversified Equity Strategy Fund and Multi-Asset Income Fund no longer have active Class P shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class B shares for purchase.

Diversified Equity Strategy Fund’s investment objective is to seek capital appreciation. Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation and growth of income. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (continued)

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange Traded Funds (“ETF”) actively traded on any recognized exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2013 through November 30, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets.

Notes to Financial Statements (continued)

Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in each Fund’s Statement of Operations.

(g)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(h)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, all funds except Diversified Equity Strategy Fund entered into centrally cleared credit default swaps based on the CDX high yield index, which is comprised of a basket of high yield securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a

Notes to Financial Statements (continued)

receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. There was minimal counterparty credit risk to the Funds during the fiscal year ended November 30, 2016, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

Notes to Financial Statements (continued)

assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2016, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Diversified Equity Strategy Fund(1)	.00%
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Growth Fund	.10%
Multi-Asset Income Fund	.10%

(1)	For the fiscal year ended November 30, 2016 and continuing through March 31, 2017, Lord Abbett has contractually agreed to waive .05% of its annual management fee for Diversified Equity Strategy Fund. This agreement may be terminated only upon the approval of the Funds’ Board of Trustees (the “Board”). During the fiscal year ended November 30, 2016, Lord Abbett voluntarily waived an additional .05% of its annual management fee for Diversified Equity Strategy Fund.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee that, beginning May 1, 2016, at an annual rate of .04% of each Fund’s average daily net assets.

During the fiscal year ended November 30, 2016 and continuing through December 31, 2016, the Funds each entered into a Servicing Arrangement with the Underlying Funds in which they each invest, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of the Funds in proportion to the average daily value of total Underlying Fund shares owned by each of the Funds. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on each Fund’s Statement of Operations and Receivables from affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Fund will bear its expenses fully beginning as of that date.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2016:

	Distributor Commissions	Dealers’ Concessions
Diversified Equity Strategy Fund	$ 65,810	$ 355,956
Multi-Asset Balanced Opportunity Fund	206,739	1,351,354
Multi-Asset Growth Fund	126,482	867,014
Multi-Asset Income Fund	124,787	811,002

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2016:

	Class A	Class C
Diversified Equity Strategy Fund	$862	$4,267
Multi-Asset Balanced Opportunity Fund	31,084	66,176
Multi-Asset Growth Fund	13,376	49,712
Multi-Asset Income Fund	47,343	78,108

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund; declared and paid quarterly for Multi-Asset Growth Fund; and declared and paid annually for Diversified Equity Strategy Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2016, distributions were declared on December 14, 2016 and paid on December 21, 2016 to shareholders of record on December 20, 2016. The approximate amounts were as follows:

	Net Investment Income	Long-Term Capital Gains
Diversified Equity Strategy Fund	$3,169,000	$17,532,000
Multi-Asset Balanced Opportunity Fund	9,190,000	–
Multi-Asset Growth Fund	2,542,000	–
Multi-Asset Income Fund	5,500,000	–

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

	Diversified Equity Strategy Fund		Multi-Asset Balanced Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2016	11/30/2015	11/30/2016	11/30/2015
Distributions paid from:
Tax-exempt income	$–	$–	$230,475	$114,874
Ordinary income	5,447,050	5,203,646	72,354,965	101,061,308
Net long-term capital gains	22,447,355	30,379,459	78,810,569	78,996,525
Total distributions paid	$27,894,405	$35,583,105	$151,396,009	$180,172,707

	Multi-Asset Growth Fund		Multi-Asset Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2016	11/30/2015	11/30/2016	11/30/2015
Distributions paid from:
Tax-exempt income	$122,913	$65,167	$257,572	$120,160
Ordinary income	40,731,584	50,756,794	73,932,835	121,172,457
Net long-term capital gains	48,810,111	73,179,790	52,130,777	51,623,880
Total distributions paid	$89,664,608	$124,001,751	$126,321,184	$172,916,497

Notes to Financial Statements (continued)

As of November 30, 2016, the components of accumulated gains on a tax-basis were as follows:

		Multi-Asset
	Diversified Equity	Balanced
	Strategy Fund	Opportunity Fund
Undistributed ordinary income – net	$3,168,072	$2,544,215
Undistributed long-term capital gains	17,531,381	–
Total undistributed earnings	20,699,453	2,544,215
Capital loss carryforwards*	–	(15,051,352)
Temporary differences	(25,593)	(250,575)
Unrealized gains (losses) – net	4,096,644	(26,665,427)
Total accumulated gains (losses) – net	$24,770,504	$(39,423,139)

*	The capital losses will carry forward indefinitely.

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Undistributed ordinary income – net	$9,379,326	$–
Total undistributed earnings	9,379,326	–
Capital loss carryforwards*	(1,886,718)	(96,832,084)
Temporary differences	(107,818)	(342,131)
Unrealized losses – net	(5,135,844)	(122,400,381)
Total accumulated gains (losses) – net	$2,248,946	$(219,574,596)

*	The capital losses will carry forward indefinitely.

As of November 30, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Multi-Asset
	Diversified Equity	Balanced
	Strategy Fund	Opportunity Fund
Tax cost	$246,441,027	$1,953,370,915
Gross unrealized gain	13,272,762	77,625,263
Gross unrealized loss	(9,176,118)	(104,112,471)
Net unrealized security gain (loss)	$4,096,644	$(26,487,208)

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Tax cost	$1,085,554,626	$1,891,120,846
Gross unrealized gain	49,515,661	16,124,632
Gross unrealized loss	(54,551,329)	(138,271,799)
Net unrealized security loss	$(5,035,668)	$(122,147,167)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions in
	Excess of) Net
	Investment	Accumulated Net
	Income	Realized Gain (Loss	)
Diversified Equity Strategy Fund	$ 1,532,130	$(1,532,130)
Multi-Asset Balanced Opportunity Fund	(1,555,316)	1,555,316
Multi-Asset Growth Fund	(929,974)	929,974
Multi-Asset Income Fund	(2,388,018)	2,388,018

The permanent differences are primarily attributable to the tax treatment of certain distributions, foreign currency transactions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2016 were as follows:

			Sales of
	Purchases of	Purchases	Underlying	Sales of
	Underlying Funds	of Securities	Funds	Securities
Diversified Equity Strategy Fund	$18,638,946	$–	$38,396,836	$–
Multi-Asset Balanced Opportunity Fund	501,697,153	–	790,857,311	24,006,762
Multi-Asset Growth Fund	234,968,994	–	407,118,838	13,493,879
Multi-Asset Income Fund	497,071,222	–	1,002,807,706	25,724,863

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2016.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2016 (as described in note 2(f)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into E-Mini S&P 500 Index and U.S. Treasury futures contracts for the fiscal year ended November 30, 2016 (as described in note 2(g)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the

Notes to Financial Statements (continued)

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into centrally cleared credit default swaps on indexes for the fiscal year ended November 30, 2016 (as described in note 2(h)) to economically hedge credit risk. Centrally cleared credit default swaps on indexes involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. There is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of November 30, 2016, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

		Multi-Asset Balanced Opportunity Fund

		Interest	Foreign
	Equity	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	–	–	$804,076	–
Futures Contracts(2)	–	$132,716	–	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(3)	–	–	–	$178,218
Futures Contracts(2)	$17,820	–	–	–
Forward Foreign Currency Exchange Contracts(4)	–	–	$375,039	–

		Multi-Asset Growth Fund

	Interest	Foreign
	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$451,662	–
Futures Contracts(2)	$92,991	–	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(3)	–	–	$100,177
Forward Foreign Currency Exchange Contracts(4)	–	$210,330	–

Notes to Financial Statements (continued)

	Multi-Asset Income Fund

	Interest	Foreign
	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$737,284	–
Futures Contracts(2)	$121,882	–	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(3)	–	–	$253,214
Forward Foreign Currency Exchange Contracts(4)	–	$343,371	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared credit default swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended November 30, 2016, were as follows:

		Multi-Asset Balanced Opportunity Fund

	Interest	Foreign
	Rate	Currency	Equity	Credit
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	–	$(1,018,343)
Forward Foreign Currency Exchange Contracts	–	$5,710,090	–	–
Futures Contracts	$249,211	–	$(3,695,631)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	–	$(776,262)
Forward Foreign Currency Exchange Contracts	–	$98,581	–	–
Futures Contracts	$136,487	–	$4,522	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	–	$43,661,731
Forward Foreign Currency Exchange Contracts(3)	–	$236,548,821	–	–
Futures Contracts(4)	88	–	226	–

Notes to Financial Statements (continued)

	Multi-Asset Growth Fund

	Interest	Foreign
	Rate	Currency	Equity	Credit
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	–	$(812,208)
Forward Foreign Currency Exchange Contracts	–	$2,696,396	–	–
Futures Contracts	$196,683	–	$(2,194,033)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	–	$(492,256)
Forward Foreign Currency Exchange Contracts	–	$24,517	–	–
Futures Contracts	$ 97,727	–	$12,834	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	–	$27,576,500
Forward Foreign Currency Exchange Contracts(3)	–	$155,227,636	–	–
Futures Contracts(4)	99	–	114	–

	Multi-Asset Income Fund

	Interest	Foreign
	Rate	Currency	Equity	Credit
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	–	$(1,070,595)
Forward Foreign Currency Exchange Contracts	–	$4,162,550	–	–
Futures Contracts	$244,236	–	$(3,419,911)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	–	$(910,436)
Forward Foreign Currency Exchange Contracts	–	$21,146	–	–
Futures Contracts	$126,179	–	$24,957	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	–	$42,069,462
Forward Foreign Currency Exchange Contracts(3)	–	$242,960,584	–	–
Futures Contracts(4)	96	–	183	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2016.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

	Multi-Asset Balanced Opportunity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$804,076	$–	$804,076
Repurchase Agreement	10,598,573	–	10,598,573
Total	$11,402,649	$–	$11,402,649

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$10,598,573	$–	$–	$(10,598,573)	$–
Morgan Stanley	355,892	–	–	–	355,892
Standard Chartered Bank	5,625	–	–	–	5,625
State Street Bank and Trust	442,559	(271,426)	(171,133)	–	–
Total	$11,402,649	$(271,426)	$(171,133)	$(10,598,573)	$361,517

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$375,039	$–	$375,039
Total	$375,039	$–	$375,039

Notes to Financial Statements (continued)

	Multi-Asset Balanced Opportunity Fund

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Goldman Sachs	$103,613	$–	$–	$–	$103,613
State Street Bank and Trust	271,426	(271,426)	–	–	–
Total	$375,039	$(271,426)	$–	$–	$103,613

		Multi-Asset Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 451,662	$–	$451,662
Repurchase Agreement	6,004,836	–	6,004,836
Total	$6,456,498	$–	$6,456,498

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,004,836	$–	$–	$(6,004,836)	$–
Morgan Stanley	199,378	–	–	–	199,378
Standard Chartered Bank	3,157	–	–	–	3,157
State Street Bank and Trust	249,127	(152,214)	(96,913)	–	–
Total	$6,456,498	$(152,214)	$(96,913)	$(6,004,836)	$202,535

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$210,330	$–	$210,330
Total	$210,330	$–	$210,330

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Goldman Sachs	$ 58,116	$–	$–	$–	$58,116
State Street Bank and Trust	152,214	(152,214)	–	–	–
Total	$210,330	$(152,214)	$–	$–	$58,116

Notes to Financial Statements (continued)

Multi-Asset Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 737,284	$–	$ 737,284
Repurchase Agreement	8,803,877	–	8,803,877
Total	$9,541,161	$–	$9,541,161

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$8,803,877	$ –	$ –	$(8,803,877)	$ –
Morgan Stanley	324,688	–	–	–	324,688
Standard Chartered Bank	5,162	–	–	–	5,162
State Street Bank and Trust	407,434	(248,613)	(158,821)	–	–
Total	$9,541,161	$(248,613)	$(158,821)	$(8,803,877)	$329,850

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$343,371	$–	$343,371
Total	$343,371	$–	$343,371

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Goldman Sachs	$ 94,758	$ –	$–	$–	$94,758
State Street Bank and Trust	248,613	(248,613)	–	–	–
Total	$343,371	$(248,613)	$–	$–	$94,758

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2016.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of November 30, 2016.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of

Notes to Financial Statements (continued)

Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Funds, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions. During the fiscal year ended November 30, 2016, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

Notes to Financial Statements (continued)

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended November 30, 2016:

					Diversified Equity Strategy Fund

						Net Realized		Dividend
	Balance of			Balance of		Gain		Income
	Shares			Shares	Fair	12/1/2015		12/1/2015
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2015	Additions	Sales	11/30/2016	11/30/2016	11/30/2016		11/30/2016
Lord Abbett Affiliated Fund, Inc.–Class I	3,767,325	339,867	(749,552)	3,357,641	$51,002,563	$6,255,065	(a)	$1,423,812
Lord Abbett Developing Growth Fund, Inc.–Class I	619,969	63,906	(75,965)	607,909	12,699,226	875,700		–
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	3,412,032	163,942	(559,559)	3,016,416	38,429,138	2,487,889	(b)	650,364
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	1,783,492	48,286	(210,040)	1,621,739	37,267,564	1,970,500		–
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	1,735,255	236,028	(183,231)	1,788,052	37,763,665	3,937,964	(c)	–
Lord Abbett Securities Trust–International Core Equity Fund–Class I	2,590,240	160,392	(280,001)	2,470,630	28,807,547	514,173		511,934
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,256,785	65,741	(140,363)	1,182,163	18,902,783	1,505,806	(d)	174,679
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	1,453,390	76,188	(245,035)	1,284,544	25,665,185	4,043,033	(e)	–
Total					$250,537,671	$21,590,130		$2,760,789

(a)	Includes $2,630,721 of distributed capital gains.
(b)	Includes $1,334,747 of distributed capital gains.
(c)	Includes $4,406,854 of distributed capital gains.
(d)	Includes $756,280 of distributed capital gains.
(e)	Includes $1,418,553 of distributed capital gains.

Notes to Financial Statements (continued)

				Multi-Asset Balanced Opportunity Fund

						Net Realized	Dividend
	Balance of			Balance of		Gain	Income
	Shares			Shares	Fair	12/1/2015	12/1/2015
	Held at	Gross	Gross	Held at	Value at	to	to
Affiliated Issuer	11/30/2015	Additions	Sales	11/30/2016	11/30/2016	11/30/2016	11/30/2016
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	11,074,939	709,398	(1,489,571)	10,294,765	$206,410,040	$5,359,374 (a)	$4,569,461
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	14,180,045	1,914,889	(3,690,863)	12,404,071	258,252,759	4,747,140	4,604,734
Lord Abbett Investment Trust–Convertible Fund–Class I	19,586,686	762,501	(3,783,736)	16,565,451	193,981,430	1,686,083	8,148,589
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	7,659,403	274,344	(7,933,747)	–	–	1,461,080 (b)	1,543,042
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	35,934,980	12,713,037	(11,220,774)	37,427,243	193,124,572	(11,872,180)	5,789,388
Lord Abbett Investment Trust–High Yield Fund–Class I	67,902,973	10,316,039	(21,273,841)	56,945,170	424,241,519	(9,359,012)	29,901,708
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	6,201,280	(306,143)	5,895,137	71,861,717	64,472	742,755
Lord Abbett Securities Trust–International Core Equity Fund–Class I	–	3,861,932	(226,175)	3,635,757	42,392,932	185,681	–
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	49,688,475	2,628,197	(15,763,397)	36,553,274	242,348,209	(21,116,174)	11,138,940
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	9,547,063	1,072,824	(1,502,203)	9,117,684	258,121,627	15,912,735	2,493,789
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	22,437,988	31,044,300	(47,554,138)	5,928,150	25,550,328	(1,831,028)	2,503,427
Total					$1,916,285,134	$(14,761,829)	$71,435,833

(a)	Includes $3,014,913 of distributed capital gains.
(b)	Includes $168,035 of distributed capital gains.

Notes to Financial Statements (continued)

					Multi-Asset Growth Fund

						Net Realized	Dividend
	Balance of			Balance of		Gain	Income
	Shares			Shares	Fair	12/1/2015	12/1/2015
	Held at	Gross	Gross	Held at	Value at	to	to
Affiliated Issuer	11/30/2015	Additions	Sales	11/30/2016	11/30/2016	11/30/2016	11/30/2016
Lord Abbett Affiliated Fund, Inc.–Class I	2,858,812	1,659,224	(1,007,871)	3,510,164	$53,319,393	$1,437,287 (a)	$1,233,010
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	7,269,790	210,784	(1,778,375)	5,702,199	114,329,093	2,563,645 (b)	2,530,993
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	10,802,391	795,540	(1,994,609)	9,603,321	199,941,153	2,698,792	3,565,018
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	3,500,619	266,272	(3,766,891)	–	–	890,137 (c)	726,559
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	–	3,114,793	–	3,114,793	16,072,334	–	57,026
Lord Abbett Investment Trust–High Yield Fund– Class I	39,486,925	4,653,807	(12,485,182)	31,655,550	235,833,850	(6,435,229)	17,014,455
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	1,949,721	(178,356)	1,771,365	21,592,940	35,703	364,467
Lord Abbett Securities Trust–International Core Equity Fund–Class I	–	2,177,699	(139,932)	2,037,767	23,760,361	63,371	–
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	36,354,126	2,796,537	(10,479,140)	28,671,524	190,092,202	(16,637,517)	8,296,699
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	7,974,265	612,337	(1,248,165)	7,338,437	207,751,143	12,418,055	2,081,991
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	9,482,732	12,573,112	(19,313,001)	2,742,843	11,821,653	(849,752)	943,948
Total					$1,074,514,122	$(3,815,507)	$36,814,166

(a)	Includes $2,847,397 of distributed capital gains.
(b)	Includes $1,669,939 of distributed capital gains.
(c)	Includes $79,097 of distributed capital gains.

Notes to Financial Statements (continued)

					Multi-Asset Income Fund

						Net Realized	Dividend
	Balance of			Balance of		Gain	Income
	Shares			Shares	Fair	12/1/2015	12/1/2015
	Held at	Gross	Gross	Held at	Value at	to	to
Affiliated Issuer	11/30/2015	Additions	Sales	11/30/2016	11/30/2016	11/30/2016	11/30/2016
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	5,370,589	2,849,933	(2,848,970)	5,371,551	$111,835,691	$(11,925,897)	$1,800,639
Lord Abbett Investment Trust–Convertible Fund–Class I	20,039,313	751,805	(5,743,379)	15,047,738	176,209,013	(11,893,406)	8,093,296
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	7,344,648	219,354	(7,564,002)	–	–	699,436 (a)	1,297,658
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	39,780,715	7,644,085	(13,456,551)	33,968,250	175,276,168	(15,783,621)	5,740,991
Lord Abbett Investment Trust–High Yield Fund– Class I	104,719,451	11,083,235	(38,405,458)	77,397,228	576,609,348	(30,997,210)	41,129,115
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	5,256,508	(293,321)	4,963,187	60,501,250	38,153	666,480
Lord Abbett Securities Trust–International Core Equity Fund–Class I	–	3,515,308	(175,767)	3,339,541	38,939,053	108,412	–
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	35,383,579	1,756,258	(16,615,247)	20,524,590	136,078,032	(42,986,154)	6,767,748
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	3,114,547	1,727,897	(718,879)	4,123,565	116,738,133	2,968,660	814,467
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	126,992,872	34,395,651	(76,009,610)	85,378,913	367,983,113	(16,647,311)	19,002,243
Total					$1,760,169,802	$(126,418,938)	$85,312,637

(a)	Includes $155,274 of distributed capital gains.

12.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and

Notes to Financial Statements (continued)

the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Similarly, since Diversified Equity Strategy Fund generally will be invested in equity funds and Multi-Asset Growth Fund will be more heavily invested in equity funds than fixed income funds, each will be more affected by the risks associated with stocks and other equity investments. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that

Notes to Financial Statements (continued)

changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Diversified Equity Strategy Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,402,437	$24,067,979	1,824,637	$36,153,547
Converted from Class B*	86,255	1,468,121	79,230	1,562,760
Reinvestment of distributions	1,012,135	17,236,659	1,103,422	21,296,048
Shares reacquired	(2,557,837)	(44,120,463)	(1,757,621)	(34,661,459)
Increase (decrease)	(57,010)	$(1,347,704)	1,249,668	$24,350,896

Class B Shares
Shares sold	4,622	$76,242	6,674	$126,313
Reinvestment of distributions	25,581	427,717	43,440	822,745
Shares reacquired	(47,006)	(798,155)	(43,377)	(847,139)
Converted to Class A*	(88,137)	(1,468,121)	(80,996)	(1,562,760)
Decrease	(104,940)	$(1,762,317)	(74,259)	$(1,460,841)

Class C Shares
Shares sold	339,821	$5,651,726	512,256	$9,805,775
Reinvestment of distributions	347,344	5,762,443	429,020	8,082,739
Shares reacquired	(862,474)	(14,443,413)	(788,551)	(15,122,812)
Increase (decrease)	(175,309)	$(3,029,244)	152,725	$2,765,702

Class F Shares
Shares sold	122,230	$2,092,993	66,821	$1,321,721
Reinvestment of distributions	20,356	346,442	23,777	458,664
Shares reacquired	(151,397)	(2,639,288)	(81,036)	(1,580,076)
Increase (decrease)	(8,811)	$(199,853)	9,562	$200,309

Class I Shares
Shares sold	33,035	$577,459	71,482	$1,399,989
Reinvestment of distributions	75,994	1,304,045	86,201	1,674,875
Shares reacquired	(13,849)	(241,916)	(8,175)	(158,422)
Increase	95,180	$1,639,588	149,508	$2,916,442

Class R2 Shares
Shares sold	323	$5,686	1,932	$38,810
Reinvestment of distributions	–	3	1,617	31,672
Shares reacquired	(3,660)	(64,473)	(11,114)	(218,686)
Decrease	(3,337)	$(58,784)	(7,565)	$(148,204)

Notes to Financial Statements (continued)

Diversified Equity Strategy Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	197,763	$3,356,056	209,559	$4,092,477
Reinvestment of distributions	85,857	1,447,564	81,861	1,565,997
Shares reacquired	(289,167)	(4,958,748)	(93,063)	(1,831,710)
Increase (decrease)	(5,547)	$(155,128)	198,357	$3,826,764

Class R4 Shares(a)
Shares sold	–	$–	500.75	$10,000
Reinvestment of distributions	60	1,020	–	–
Increase	60	$1,020	500.75	$10,000

Class R5 Shares(a)
Shares sold	–	$–	496.77	$10,000
Reinvestment of distributions	59	1,022	–	–
Increase	59	$1,022	496.77	$10,000

Class R6 Shares(a)
Shares sold	240.58	$4,184	496.77	$10,000
Reinvestment of distributions	59	1,024	–	–
Increase	299.58	$5,208	496.77	$10,000

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	16,070,374	$171,053,171	34,139,579	$407,392,620
Converted from Class B*	468,317	4,963,921	482,076	5,737,259
Reinvestment of distributions	10,458,168	110,691,349	10,961,684	130,750,123
Shares reacquired	(38,531,655)	(413,437,740)	(25,259,432)	(298,985,769)
Increase (decrease)	(11,534,796)	$(126,729,299)	20,323,907	$244,894,233

Class B Shares
Shares sold	27,176	$279,620	77,093	$924,977
Reinvestment of distributions	117,213	1,235,813	200,432	2,397,078
Shares reacquired	(445,301)	(4,764,944)	(555,039)	(6,594,353)
Converted to Class A*	(468,602)	(4,963,921)	(482,509)	(5,737,259)
Decrease	(769,514)	$(8,213,432)	(760,023)	$(9,009,557)

Class C Shares
Shares sold	4,158,026	$43,926,743	13,508,246	$160,487,522
Reinvestment of distributions	2,346,757	24,655,450	2,350,213	27,893,666
Shares reacquired	(11,643,174)	(123,599,264)	(7,791,482)	(91,698,340)
Increase (decrease)	(5,138,391)	$(55,017,071)	8,066,977	$96,682,848

Class F Shares
Shares sold	2,282,861	$24,199,687	4,115,398	$49,255,020
Reinvestment of distributions	444,257	4,693,948	484,692	5,773,044
Shares reacquired	(4,740,334)	(50,093,993)	(3,260,033)	(38,762,084)
Increase (decrease)	(2,013,216)	$(21,200,358)	1,340,057	$16,265,980

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	179,557	$1,916,211	751,077	$9,000,850
Reinvestment of distributions	59,179	624,119	214,500	2,560,345
Shares reacquired	(2,058,851)	(21,868,073)	(912,790)	(10,914,502)
Increase (decrease)	(1,820,115)	$(19,327,743)	52,787	$646,693

Class P Shares
Shares sold	5,165	$55,100	24,787	$295,709
Reinvestment of distributions	6,552	68,991	8,648	102,921
Shares reacquired	(25,450)	(270,412)	(45,041)	(542,542)
Decrease	(13,733)	$(146,321)	(11,606)	$(143,912)

Class R2 Shares
Shares sold	11,458	$123,897	28,321	$341,672
Reinvestment of distributions	3,635	39,229	8,879	107,925
Shares reacquired	(58,212)	(647,104)	(45,101)	(547,418)
Decrease	(43,119)	$(483,978)	(7,901)	$(97,821)

Class R3 Shares
Shares sold	1,056,643	$11,231,975	1,390,264	$16,495,412
Reinvestment of distributions	259,851	2,746,885	260,576	3,100,435
Shares reacquired	(1,075,083)	(11,395,925)	(1,008,206)	(11,858,109)
Increase	241,411	$2,582,935	642,634	$7,737,738

Class R4 Shares(a)
Shares sold	6,467	$70,547	845	$10,109
Reinvestment of distributions	530	5,620	10	109
Shares reacquired	(590)	(6,472)	–	–
Increase	6,407	$69,695	855	$10,218

Class R5 Shares(a)
Shares sold	129,411	$1,441,639	835	$10,000
Reinvestment of distributions	70	744	11	118
Shares reacquired	(129,264)	(1,438,994)	–	–
Increase	217	$3,389	846	$10,118

Class R6 Shares(a)
Shares sold	1,565	$16,391	835	$10,000
Reinvestment of distributions	107	1,142	11	118
Shares reacquired	(29)	(331)	–	–
Increase	1,643	$17,202	846	$10,118

Notes to Financial Statements (continued)

Multi-Asset Growth Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,034,175	$94,400,075	11,847,745	$208,893,760
Converted from Class B*	226,426	3,510,166	225,673	3,959,987
Reinvestment of distributions	4,101,469	63,538,444	4,978,908	88,351,387
Shares reacquired	(14,547,511)	(230,181,521)	(9,125,860)	(160,153,829)
Increase (decrease)	(4,185,441)	$(68,732,836)	7,926,466	$141,051,305

Class B Shares
Shares sold	12,995	$201,038	24,096	$420,474
Reinvestment of distributions	61,210	939,382	115,165	2,034,227
Shares reacquired	(223,913)	(3,538,632)	(163,865)	(2,866,075)
Converted to Class A*	(228,059)	(3,510,167)	(227,306)	(3,959,987)
Decrease	(377,767)	$(5,908,379)	(251,910)	$(4,371,361)

Class C Shares
Shares sold	1,567,740	$24,271,630	5,093,857	$89,453,285
Reinvestment of distributions	978,389	14,984,099	1,124,000	19,804,700
Shares reacquired	(4,601,186)	(71,733,796)	(2,747,173)	(47,728,192)
Increase (decrease)	(2,055,057)	$(32,478,067)	3,470,684	$61,529,793

Class F Shares
Shares sold	917,322	$14,420,631	2,765,307	$49,228,234
Reinvestment of distributions	241,636	3,738,718	288,572	5,111,130
Shares reacquired	(2,691,438)	(42,162,608)	(2,053,406)	(35,755,638)
Increase (decrease)	(1,532,480)	$(24,003,259)	1,000,473	$18,583,726

Class I Shares
Shares sold	73,818	$1,164,080	154,080	$2,711,943
Reinvestment of distributions	45,735	710,892	60,170	1,075,566
Shares reacquired	(265,982)	(4,168,424)	(117,513)	(2,061,801)
Increase (decrease)	(146,429)	$(2,293,452)	96,737	$1,725,708

Class P Shares
Reinvestment of distributions	9	$143	12	$206
Shares reacquired	–	–	–	–
Increase	9	$143	12	$206

Class R2 Shares
Shares sold	5,360	$86,431	3,635	$64,673
Reinvestment of distributions	488	7,704	1,292	23,295
Shares reacquired	(11,196)	(178,353)	(5,073)	(91,863)
Decrease	(5,348)	$(84,218)	(146)	$(3,895)

Class R3 Shares
Shares sold	496,218	$7,738,092	629,821	$11,110,702
Reinvestment of distributions	132,470	2,045,404	143,004	2,531,656
Shares reacquired	(513,835)	(8,009,303)	(366,141)	(6,363,958)
Increase	114,853	$1,774,193	406,684	$7,278,400

Notes to Financial Statements (continued)

Multi-Asset Growth Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	6,118	$98,421	617	$10,862
Reinvestment of distributions	504	7,816	3	43
Shares reacquired	(173)	(2,541)	–	–
Increase	6,449	$103,696	620	$10,905

Class R5 Shares(a)
Shares sold	–	$–	563.38	$10,000
Reinvestment of distributions	49.00	759	3.01	49
Increase	49.00	$759	566.39	$10,049

Class R6 Shares(a)
Shares sold	9,885.00	$155,467	563.38	$10,000
Reinvestment of distributions	163	2,576	3.01	49
Shares reacquired	(225)	(3,637)	–	–
Increase	9,823.00	$154,406	566.39	$10,049

Multi-Asset Income Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,691,606	$132,724,743	23,011,991	$344,010,541
Converted from Class B*	45,030	613,330	58,453	874,752
Reinvestment of distributions	4,219,693	57,617,836	4,811,366	71,750,485
Shares reacquired	(25,769,617)	(354,565,703)	(26,220,589)	(390,618,450)
Increase (decrease)	(11,813,288)	$(163,609,794)	1,661,221	$26,017,328

Class B Shares
Shares sold	3,733	$51,525	25,339	$386,656
Reinvestment of distributions	15,862	219,033	24,978	377,825
Shares reacquired	(93,942)	(1,307,792)	(98,707)	(1,489,959)
Converted to Class A*	(44,443)	(613,330)	(57,738)	(874,752)
Decrease	(118,790)	$(1,650,564)	(106,128)	$(1,600,230)

Class C Shares
Shares sold	4,130,730	$57,196,539	15,355,766	$233,496,739
Reinvestment of distributions	2,488,853	34,401,681	2,820,843	42,608,863
Shares reacquired	(17,153,086)	(238,412,582)	(13,657,115)	(205,251,179)
Increase (decrease)	(10,533,503)	$(146,814,362)	4,519,494	$70,854,423

Class F Shares
Shares sold	4,904,145	$67,589,076	12,210,973	$183,537,685
Reinvestment of distributions	1,435,435	19,573,426	2,220,896	33,141,201
Shares reacquired	(18,511,700)	(252,880,428)	(21,603,452)	(321,771,887)
Decrease	(12,172,120)	$(165,717,926)	(7,171,583)	$(105,093,001)

Class I Shares
Shares sold	232,241	$3,140,546	390,406	$5,829,498
Reinvestment of distributions	47,992	651,615	78,460	1,165,596
Shares reacquired	(569,327)	(7,814,928)	(740,143)	(10,799,179)
Decrease	(289,094)	$(4,022,767)	(271,277)	$(3,804,085)

Notes to Financial Statements (concluded)

Multi-Asset Income Fund	Year Ended November 30, 2016		Year Ended November 30, 2015
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	8,081	$111,741	27,718	$414,417
Reinvestment of distributions	361	5,068	840	12,855
Shares reacquired	(50,056)	(677,368)	(23,066)	(353,917)
Increase (decrease)	(41,614)	$(560,559)	5,492	$73,355

Class R3 Shares
Shares sold	417,219	$5,727,668	625,847	$9,327,242
Reinvestment of distributions	80,191	1,096,153	64,867	965,504
Shares reacquired	(362,950)	(4,981,248)	(279,850)	(4,140,117)
Increase	134,460	$1,842,573	410,864	$6,152,629

Class R4 Shares(a)
Shares sold	1,723.47	$23,848	692.32	$10,354
Reinvestment of distributions	145.86	1,997	9.36	134
Shares reacquired	(73)	(961)	–	–
Increase	1,796.33	$24,884	701.68	$10,488

Class R5 Shares(a)
Shares sold	–	$–	671.14	$10,000
Reinvestment of distributions	49	662	10.09	144
Increase	49.00	$662	681.23	$10,144

Class R6 Shares(a)
Shares sold	4,864.58	$65,239	671.14	$10,000
Reinvestment of distributions	169.25	2,321	10.13	145
Shares reacquired	(2,997)	(42,138)	–	–
Increase	2,036.83	$25,422	681.27	$10,145

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, four of the fourteen portfolios constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, of the Lord Abbett Investment Trust as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 27, 2017

Investments in Underlying Funds (unaudited)

The Funds invests in Underlying Funds managed by Lord Abbett. As of November 30, 2016, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Diversified Equity Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	20.01%
Lord Abbett Developing Growth Fund, Inc. – Class I	5.00%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	15.10%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	15.00%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	14.96%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	12.01%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	7.88%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10.04%

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	10.40%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	12.91%
Lord Abbett Investment Trust – Convertible Fund – Class I	10.15%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	1.91%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	8.96%
Lord Abbett Investment Trust – High Yield Fund – Class I	25.44%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	2.04%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	0.46%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	13.85%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	12.84%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	1.04%

Multi-Asset Growth Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	5.08%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	10.39%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	17.89%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	1.47%
Lord Abbett Investment Trust – High Yield Fund – Class I	25.53%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	2.04%
Lord Abbett Securities Trust – International Core Equity Fund Class I	0.52%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	18.72%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	17.89%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	0.47%

Investments in Underlying Funds (unaudited)(continued)

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	5.17%
Lord Abbett Investment Trust – Convertible Fund – Class I	10.06%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	1.34%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	9.09%
Lord Abbett Investment Trust – High Yield Fund – Class I	35.57%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	2.06%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	0.45%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	8.62%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	5.17%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	22.47%

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2016, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.35%
Chevron Corp.	3.35%
Pfizer, Inc.	3.35%
Intel Corp.	2.52%
QUALCOMM, Inc	2.05%
International Business Machines Corp.	1.68%
United Technologies Corp.	1.66%
Fifth Third Bancorp	1.64%
Boeing Co. (The)	1.64%
Ford Motor Co.	1.62%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Consumer Discretionary	9.53%
Consumer Staples	10.08%
Energy	8.93%
Financials	18.09%
Health Care	9.25%
Industrials	11.89%
Information Technology	12.74%
Materials	5.15%
Real Estate	5.09%
Telecommunication Services	2.77%
Utilities	6.07%
Repurchase Agreement	0.41%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Large Cap Value Fund

Ten Largest Holdings	% of Investments
Chevron Corp.	3.71%
Pfizer, Inc.	3.31%
JPMorgan Chase & Co.	3.23%
Citigroup, Inc.	2.85%
General Electric Co.	2.69%
AT&T, Inc.	2.64%
Exxon Mobil Corp.	2.59%
Cisco Systems, Inc.	2.50%
Johnson & Johnson	2.35%
Procter & Gamble Co. (The)	1.96%

Holding by Sector*	% of Investments
Consumer Discretionary	5.37%
Consumer Staples	8.71%
Energy	12.65%
Financials	23.02%
Health Care	11.27%
Industrials	9.15%
Information Technology	10.55%
Materials	3.16%
Real Estate	5.38%
Telecommunication Services	4.00%
Utilities	6.05%
Repurchase Agreement	0.69%
Total	100.00%
*	A sector may comprise several industries.

IInvestments in Underlying Funds (unaudited)(continued)

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments
Fifth Third Bancorp	2.10%
Invesco Ltd.	1.99%
M&T Bank Corp.	1.94%
Citizens Financial Group, Inc.	1.94%
Whirlpool Corp.	1.86%
Edison International	1.82%
XL Group Ltd.	1.76%
ON Semiconductor Corp.	1.64%
Mallinckrodt plc	1.59%
Huntsman Corp.	1.53%

Holding by Sector*	% of Investments
Consumer Discretionary	9.25%
Consumer Staples	2.88%
Energy	9.40%
Financials	18.51%
Health Care	4.58%
Industrials	11.42%
Information Technology	9.22%
Materials	6.15%
Real Estate	15.65%
Telecommunication Services	1.22%
Utilities	11.49%
Repurchase Agreement	0.23%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Restoration Hardware Holdings, Inc., Zero Coupon, 7/15/2020	4.01%
Intel Corp., 3.25%, 8/1/2039	2.78%
Chesapeake Energy Corp., 2.50%, 5/15/2037	2.77%
Wells Fargo & Co., 7.50%	2.75%
Tesla Motors, Inc., 0.25%, 3/1/2019	2.74%
NVIDIA Corp., 1.00%, 12/1/2018	2.65%
Allergan plc, 5.00%, 3/1/2018	2.39%
Priceline Group, Inc. (The), 0.350%, 6/15/2020	2.11%
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/2018	2.03%
Gold Exchangeable Ltd., 5.875%, 5/13/2019	1.84%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Consumer Discretionary	7.31%
Consumer Staples	2.53%
Energy	10.46%
Financials	8.35%
Healthcare	17.48%
Industrials	7.63%
Materials	5.22%
Media	3.14%
Technology	27.35%
Telecommunications	5.19%
Utilities	2.48%
Repurchase Agreement	2.86%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 1.25%, 11/15/2018	9.18%
U.S. Treasury Note, 1.125%, 8/31/2021	7.43%
Federal National Mortgage Assoc., 3.00%, TBA	5.10%
U.S. Treasury Bonds, 2.50%, 5/15/2046	4.10%
Federal National Mortgage Assoc., 4.50%, TBA	2.73%
U.S. Treasury Note, 1.375%, 5/31/2021	2.65%
Federal National Mortgage Assoc., 3.00%, TBA	2.64%
U.S. Treasury Note, 1.375%, 6/30/2018	2.30%
U.S. Treasury Note, 0.875%, 9/15/2016	2.30%
U.S. Treasury Note, 1.50%, 8/15/2026	2.21%

Holding by Sector*	% of Investments
Auto	0.45%
Basic Industry	0.17%
Consumer Cyclicals	0.29%
Consumer Services	1.65%
Consumer Staples	0.46%
Energy	2.80%
Financial Services	27.28%
Foreign Government	1.29%
Health Care	0.84%
Integrated Oils	0.38%
Materials and Processing	0.73%
Municipal	0.57%
Producer Durables	0.28%
Technology	1.17%
Telecommunications	0.94%
U.S. Government	57.09%
Utilities	1.16%
Repurchase Agreement	2.45%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Veeva Systems, Inc.Class A	2.07%
Beacon Roofing Supply, Inc.	2.02%
ZELTIQ Aesthetics, Inc.	1.95%
Paycom Software, Inc.	1.85%
GrubHub, Inc.	1.82%
Wix.com Ltd.	1.81%
Dave & Buster’s Entertainment, Inc.	1.77%
Cirrus Logic, Inc.	1.75%
Nevro Corp.	1.62%
Ellie Mae, Inc.	1.59%

Holding by Sector*	% of Investments
Consumer Discretionary	13.62%
Consumer Staples	2.45%
Energy	0.96%
Financials	2.88%
Health Care	26.14%
Industrials	12.18%
Information Technology	38.47%
Materials	1.08%
Real Estate	0.54%
Telecommunication Services	0.37%
Utilities	0.93%
Repurchase Agreement	0.38%
Total	100.00%
*	A sector may comprise several industries

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments
Brazil Letras do Tesouro Nacional, Zero Coupon, 7/1/2017	1.83%
Citigroup Commercial Mortgage Trust 2015-SSHP C, 2.6077%, 9/15/2027	0.87%
Spire, Inc., 1.567%, 8/15/2017	0.84%
Wachovia Bank Commercial Mortgage Trust 2005-C21 D, 5.4642%, 10/15/2044	0.82%
Martin Marietta Materials, Inc., 1.7311%, 6/30/2017	0.82%
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 3/15/2022	0.73%
Canadian Natural Resources Ltd., 5.70%, 5/15/2017	0.72%
Hewlett Packard Enterprise Co., 2.45, 10/5/2017	0.71%
Volkswagen International Finance NV, 1.60%, 11/20/2017	0.70%
Federal National Mortgage Assoc., 3.50%, 11/1/2040	0.69%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Asset Backed	12.32%
Automotive	2.85%
Banking	8.42%
Basic Industry	4.10%
Capital Goods	1.28%
Consumer Goods	1.42%
Energy	11.73%
Financial Services	3.00%
Foreign Government	1.83%
Healthcare	3.78%
Insurance	0.74%
Leisure	1.82%
Media	3.05%
Mortgage Backed	20.79%
Municipal	0.18%
Real Estate	4.51%
Retail	0.47%
Services	0.79%
Technology & Electronics	4.76%
Telecommunications	1.43%
Transportation	1.01%
U.S. Government	6.27%
Utility	3.45%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	4.63%
General Electric Co.	3.79%
Pfizer, Inc.	3.78%
Exxon Mobil Corp.	3.75%
Johnson & Johnson	3.48%
Occidental Petroleum Corp.	3.28%
Chubb Ltd.	3.28%
Citizens Financial Group, Inc.	2.84%
Intel Corp.	2.83%
General Dynamics Corp.	2.54%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Consumer Discretionary	6.81%
Consumer Staples	7.13%
Energy	13.01%
Financials	23.38%
Health Care	13.06%
Industrials	11.75%
Information Technology	11.22%
Materials	3.07%
Real Estate	2.45%
Telecommunication Services	3.01%
Utilities	3.97%
Repurchase Agreement	1.14%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Facebook, Inc. Class A	5.82%
Amazon.com, Inc.	5.06%
Alphabet, Inc. Class A	4.90%
Microsoft Corp.	3.56%
Visa, Inc. Class A	2.65%
Intuitive Surgical, Inc.	2.44%
Apple, Inc.	2.03%
Veeva Systems, Inc. Class A	1.79%
Comcast Corp. Class A	1.61%
NVIDIA Corp.	1.59%

Holding by Sector*	% of Investments
Consumer Discretionary	15.16%
Consumer Staples	7.08%
Financials	3.54%
Health Care	19.73%
Industrials	9.68%
Information Technology	40.51%
Materials	0.88%
Real Estate	0.99%
Telecommunication Services	0.95%
Repurchase Agreement	1.48%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
Electronic Arts, Inc.	2.17%
Moody’s Corp.	1.91%
Zoetis, Inc.	1.87%
Illumina, Inc.	1.85%
MSCI, Inc.	1.75%
Dollar Tree, Inc.	1.72%
Dollar General Corp.	1.72%
ServiceNow, Inc.	1.61%
Microchip Technology, Inc.	1.54%
Tractor Supply Co.	1.53%

Holding by Sector*	% of Investments
Consumer Discretionary	25.69%
Consumer Staples	6.38%
Financials	6.44%
Health Care	19.21%
Industrials	15.78%
Information Technology	20.09%
Materials	5.28%
Real Estate	0.80%
Repurchase Agreement	0.33%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
CSC Holdings LLC, 10.875%, 10/15/2025	1.42%
Teck Resources Ltd., 4.75%, 1/15/2022	0.50%
ArcelorMittal, 6.125%, 6/1/2025	0.75%
Navient Corp., 5.875%, 3/25/2021	0.68%
Equinix, Inc., 5.8755, 1/15/2026	0.58%
Frontier Communications Corp., 10.50%, 9/15/2022	0.53%
T-Mobile USA, Inc., 6.50%, 1/15/2026	0.52%
T-Mobile USA, Inc., 6.836%, 4/28/2023	0.51%
Frontier Communications Corp., 11.00%, 9/15/2025	0.51%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 4/1/2024	0.50%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Automotive	1.28%
Banking	2.68%
Basic Industry	18.19%
Capital Goods	4.16%
Commercial Mortgage Backed	0.03%
Consumer Goods	5.03%
Energy	16.59%
Financial Services	1.41%
Foreign Sovereign	0.62%
Government Guaranteed	0.20%
Healthcare	6.29%
Insurance	0.74%
Leisure	6.55%
Local-Authority	0.10%
Media	8.35%
Real Estate	0.72%
Retail	5.89%
Services	2.87%
Sovereign	0.20%
Technology & Electronics	6.63%
Telecommunications	7.07%
Transportation	1.52%
Utility	1.70%
Repurchase Agreement	1.18%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 1.375%, 6/30/2018	1.79%
LB-UBS Commercial Mortgage Trust 2006-C7 AM, 5.378%, 11/15/2038	0.89%
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B, 5.988%, 8/12/2045	0.76%
HBOS plc, 6.75%, 5/21/2018	0.73%
Air Lease Corp., 5.625%, 4/1/2017	0.65%
Government National Mortgage Assoc. 2014-64 IO, 1.281%, 12/16/2054	0.64%
Forest Laboratories LLC, 4.375%, 2/1/2019	0.59%
Bear Stearns Cos. LLC, 7.25%, 2/1/2018	0.55%
Federal National Mortgage Assoc., 3.14%, 3/1/2042	0.51%
Activision Blizzard, Inc., 5.625%, 9/15/2021	0.48%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Auto	2.51%
Basic Industry	1.24%
Capital Goods	1.34%
Consumer Cyclicals	1.81%
Consumer Discretionary	0.91%
Consumer Services	1.90%
Consumer Staples	1.33%
Energy	9.53%
Financial Services	50.63%
Foreign Government	0.01%
Health Care	3.61%
Integrated Oils	0.57%
Materials and Processing	3.10%
Municipal	0.67%
Other	0.29%
Producer Durables	0.57%
Technology	3.01%
Telecommunications	1.75%
Transportation	0.61%
U.S. Government	5.62%
Utilities	2.30%
Repurchase Agreement	6.69%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Core Equity Fund

Ten Largest Holdings	% of Investments
Nestle SA Registered Shares	3.13%
Roche Holding AG	2.84%
Mitsubishi UFJ Financial Group, Inc.	2.58%
Siemens AG Registered Shares	2.34%
AstraZeneca plc	2.29%
Koninklijke Ahold Delhaize NV	2.02%
Sumitomo Mitsui Financial Group, Inc.	2.02%
Shire plc	1.99%
Anheuser-Busch InBev NV	1.98%
Unilever NV CVA	1.83%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector	% of Investments
Consumer Discretionary	12.51%
Consumer Staples	13.06%
Energy	3.72%
Financials	18.63%
Health Care	12.26%
Industrials	14.78%
Information Technology	5.84%
Materials	6.91%
Real Estate	4.61%
Telecommunication Services	4.86%
Utilities	2.82%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments
National Grid plc	2.35%
Enagas SA	2.26%
Imperial Brands plc	1.99%
Spark New Zealand Ltd.	1.93%
Nestle SA Registered Shares	1.80%
Rio Tinto plc ADR	1.71%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.70%
Roche Holding AG	1.70%
AstraZeneca plc	1.66%
Sands China Ltd.	1.66%

Holding by Sector*	% of Investments
Consumer Discretionary	7.21%
Consumer Staples	8.20%
Energy	12.30%
Financials	17.92%
Health Care	4.86%
Industrials	7.74%
Information Technology	3.76%
Materials	5.28%
Real Estate	11.07%
Telecommunication Services	8.54%
Utilities	10.34%
Repurchase Agreement	2.78%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Hitachi High-Technologies Corp.	1.69%
Dewan Housing Finance Corp., Ltd.	1.68%
Amer Sports OYJ	1.66%
Bank Tabungan Negara Persero Tbk PT	1.58%
Cramo OYJ	1.55%
Loomis AB Class B	1.53%
Altran Technologies SA	1.52%
VanEck Vectors Junior Gold Miners	1.46%
Frutarom Industries Ltd.	1.46%
SUMCO Corp.	1.46%

Holding by Sector*	% of Investments
Consumer Discretionary	13.20%
Consumer Staples	6.95%
Energy	3.45%
Exchange Traded Fund	1.96%
Financials	11.00%
Health Care	5.42%
Industrials	18.79%
Information Technology	14.55%
Materials	4.55%
Real Estate	12.41%
Telecommunication Services	1.20%
Utilities	3.43%
Repurchase Agreement	3.09%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
Cimarex Energy Co.	2.80%
Edison International	2.40%
XL Group Ltd.	2.31%
Citizens Financial Group, Inc.	2.28%
PPL Corp.	2.25%
Sempra Energy	2.24%
Noble Energy, Inc.	2.15%
Portland General Electric Co.	2.11%
Motorola Solutions, Inc.	2.03%
Newell Brands, Inc.	1.97%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Consumer Discretionary	10.43%
Consumer Staples	6.13%
Energy	11.64%
Financials	19.05%
Health Care	6.42%
Industrials	7.02%
Information Technology	12.17%
Materials	4.58%
Real Estate	11.74%
Utilities	10.36%
Repurchase Agreement	0.46%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.875%, 10/15/2017	0.83%
HBOS plc, 6.75%, 5/21/2018	0.75%
Air Lease Corp., 5.625%, 4/1/2017	0.73%
Denali International LLC/Denali Finance Corp., 5.625%, 10/15/2020	0.61%
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM, 5.591%, 4/15/2047	0.60%
BAMLL Commercial Mortgage Securities Trust 2014-IP A, 2.808%, 6/15/2028	0.59%
Forest Laboratories LLC, 4.375%, 2/1/2019	0.58%
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A, 2.95%, 11/14/2027	0.53%
BellSouth LLC, 4.40%, 4/26/2017	0.53%
U.S. Treasury Note, 1.375%, 6/30/2018	0.50%

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Auto	2.63%
Basic Industry	0.90%
Capital Goods	1.51%
Consumer Cyclicals	1.82%
Consumer Discretionary	1.01%
Consumer Services	1.79%
Consumer Staples	1.15%
Energy	10.02%
Financial Services	56.32%
Foreign Government	0.04%
Health Care	3.61%
Integrated Oils	0.84%
Materials and Processing	3.11%
Municipal	0.67%
Other	0.33%
Producer Durables	0.68%
Technology	3.87%
Telecommunications	2.03%
Transportation	0.81
U.S. Government	6.24%
Repurchase Agreement	0.62%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Federal Realty Investment Trust	2.59%
Alere, Inc.	2.34%
Fidelity National Information Services, Inc.	2.15%
Zayo Group Holdings, Inc.	2.14%
CMS Energy Corp.	2.04%
HealthSouth Corp.	2.04%
Arch Capital Group Ltd.	2.03%
AECOM	2.00%
RenaissanceRe Holdings Ltd.	1.97%
Booz Allen Hamilton Holding Corp.	1.95%

Investments in Underlying Funds (unaudited)(concluded)

Holding by Sector*	% of Investments
Consumer Discretionary	10.62%
Consumer Staples	1.92%
Energy	5.50%
Financials	15.30%
Health Care	10.65%
Industrials	11.97%
Information Technology	17.67%
Materials	7.46%
Real Estate	8.38%
Telecommunication Services	2.14%
Utilities	5.96%
Repurchase Agreement	2.43%
Total	100.00%
*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms . Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Kewjin Yuoh (1971)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2010.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and the qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Diversified Equity Strategy Fund	53%	68%
Multi-Asset Balanced Opportunity Fund	20%	38%
Multi-Asset Growth Fund	25%	49%
Multi-Asset Income Fund	6%	17%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2016, the following amounts represent capital gains.

Fund Name	Short-Term	Long-Term
Diversified Equity Strategy Fund	$–	$22,447,355
Multi-Asset Balanced Opportunity Fund	5,969,011	78,810,569
Multi-Asset Growth Fund	4,530,886	48,810,111
Multi-Asset Income Fund	4,779,028	52,130,777

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Diversified Equity Strategy Fund	$608,777	$207,954
Multi-Asset Balanced Opportunity Fund	11,324,714	1,288,499
Multi-Asset Growth Fund	8,401,250	961,847
Multi-Asset Income Fund	6,964,906	770,079

The percentages below reflect the portion of ordinary income distributions paid during the fiscal year ended November 30, 2016 that is tax-exempt dividend income.

Multi-Asset Balanced Opportunity Fund	0.35%
Multi-Asset Growth Fund	0.34%
Multi-Asset Income Fund	0.37%

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Lord Abbett Investment Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Diversified Equity Strategy Fund Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Growth Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

Core Plus Bond Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Income Fund

Total Return Fund

Ultra Short Bond Fund

For the fiscal year ended November 30, 2016

Table of Contents

1	A Letter to Shareholders

11	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

50	Convertible Fund

59	Core Fixed Income Fund

75	Core Plus Bond Fund

91	Floating Rate Fund

114	High Yield Fund

145	Income Fund

170	Inflation Focused Fund

219	Short Duration Income Fund

275	Total Return Fund

301	Ultra Short Bond Fund

308	Statements of Assets and Liabilities

314	Statements of Operations

318	Statements of Changes in Net Assets

326	Financial Highlights

362	Notes to Financial Statements

407	Report of Independent Registered Public Accounting Firm

408	Supplemental Information to Shareholders

Lord Abbett Investment Trust
Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund
Annual Report

For the fiscal year ended November 30, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Convertible Fund

For the fiscal year ended November 30, 2016, the Fund returned 8.63%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the

BofA Merrill Lynch All Convertibles, All Qualities Index,1 which returned 6.71% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated

1

two-year Treasury notes increased 0.17% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. U.S inflation rates increased slightly, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25-0.50%, and at period end was widely expected to raise short-term interest rates. The convertible market outperformed the broad U.S. bond market, driven by the strong performance of the U.S. equity market, during the 12-month period.

For the 12-month period, strong security selection within the energy sector contributed positively to relative performance. In particular, the Fund benefited from its exposure to Hess Corp., an oil and gas exploration and production company. The Fund’s holding of Hess Corp. contributed to performance as energy prices rebounded and the company announced a further reduction to capital spending. Additionally, the Fund’s strong security selection within the health care sector contributed positively to relative performance. Tesaro, Inc., a biopharmaceutical company, was a significant contributor, benefiting from positive top line results during its Phase 3 ovarian cancer trials.

Security selection within the consumer discretionary sector detracted from the Fund’s relative performance during the 12-month period. Particularly, the Fund’s overweight allocation to Restoration Hardware Holdings, Inc., a luxury retailer in the home furnishings marketplace, detracted from relative performance. The price of Restoration Hardware’s convertibles fell during the period as investor concern increased about the spending profiles of high-end consumers. Continued headwinds facing the retail market also weighed on security prices. Also detracting from relative performance was a relative underweight to the utilities sector.

Core Fixed Income Fund

For the 12-month period ended November 30, 2016, the Fund returned 2.00%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,2 which returned 2.17% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17%

2

over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25—0.50%, and at period end was widely expected to raise short-term interest rates.

Detracting from performance relative to the benchmark during the period was the Fund’s security selection within mortgage-backed securities. More specifically, an up-in-coupon bias was a detractor, as higher coupons underperformed.

Security selection within the corporate bond allocation was the largest contributor to the relative performance of the Fund during the period. Within the investment grade corporate sector, the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues during the period.

Core Plus Bond Fund

For the period from December 8, 2015 to November 30, 2016, the Fund returned 4.50%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal Index,3 which returned 3.07% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25—0.50%, and at period end was widely expected to raise short-term interest rates.

3

Spreads on investment grade corporates tightened from December 2015 to November 2016, while spreads on high yield corporates narrowed much more significantly. In the 12-month period ended November 2016, high yield corporates comfortably outperformed the investment grade segment of the fixed income market, including both investment grade corporates and Treasuries.

Sector allocation within the corporate bond allocation was the largest contributor to the performance of the Fund relative to the benchmark during the period. More specifically, the Fund’s overweight to high yield corporate bonds contributed to relative performance. Additionally, within the investment grade corporate sector, the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues during the period. This allocation resulted in a positive contribution to relative performance.

Security selection within sovereign issues of emerging market countries detracted from relative performance during the period.

Floating Rate Fund

For the fiscal year ended November 30, 2016, the Fund returned 7.95%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,4 which returned 7.60% over the same period.

The leveraged credit sectors of the U.S. fixed-income market, including high yield bonds and loans, experienced positive returns during the 12-month period, outperforming traditional government-related and investment-grade securities within the fixed-income market. Leveraged loan spreads narrowed during the period, with the London Interbank Offered Rate (LIBOR) experiencing a significant increase. Returns within the leveraged credit markets were driven primarily by commodity-sensitive industries like metals/minerals and energy, as well as lower-rated securities. Credit conditions remained strong, with a trailing 12-month institutional leveraged-loan default rate of 1.71% at period end.

Among the largest contributors to the Fund’s relative performance during the period was positioning in the metals/ minerals, service, energy, and manufacturing industries. Overall, sector selection was the main driver of relative Fund performance throughout the period, particularly within the metal/minerals and energy industries. Also contributing to relative performance was security selection within the services, energy, and manufacturing industries.

Among the largest detractors from the Fund’s relative performance during the period was security selection in the information technology and health care industries. As in past years, the Fund did not emphasize distressed loans, and, thus, the underweight allocation to this area of the market likely detracted from relative performance as distressed loans outperformed the overall loan market by more than 1,600 basis points.

4

High Yield Fund

For the fiscal year ended November 30, 2016, the Fund returned 10.93%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index,5 which returned 12.25% over the same period.

During the 12-month period the leveraged credit sectors of the U.S. fixed-income market, including high yield bonds and loans, experienced positive returns, outperforming traditional government-related and investment-grade securities. High-yield corporate spreads significantly tightened during the period.

Returns within the high yield markets were driven primarily by the lower quality segment, as CCC rated bonds meaningfully outperformed the broader market for the 12 month period.

Overall, security selection detracted from relative Fund performance, while sector allocation decisions contributed to relative performance for the year ended November 2016.

Among the largest detractors from the Fund’s relative performance during the period were holdings in the wireless and energy exploration and production industries. Security selection detracted from relative performance within the steel and electric generation sectors.

Among the largest contributors to the Fund’s relative performance during the period was positioning in metals and mining industries. Security selection in the cable and satellite and auto parts and equipment industries also aided relative Fund performance throughout the period.

Income Fund

For the 12-month period ended November 30, 2016, the Fund returned 6.06%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Credit Index,6 which returned 4.19% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for

5

the Fed funds rate of 0.25—0.50%, and at period end was widely expected to raise short-term interest rates.

Spreads on investment grade corporates tightened from December 2015 to November 2016, while spreads on high yield corporates tightened much more significantly. In the 12-month period ended November 2016, high yield corporates comfortably outperformed the investment grade segment of the fixed income market, including both investment grade corporates and Treasuries.

Security selection within the corporate bond allocation was the largest contributor to the performance of the Fund relative to the benchmark during the period. More specifically, the Fund’s overweight to high yield corporate bonds contributed to performance. Additionally, within the investment grade corporate sector, the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues during the period. This allocation resulted in a positive contribution to relative performance.

An underweight to the sovereign issues of both developed countries and emerging markets detracted from relative performance, as sovereign debt outperformed the broad fixed income market.

Inflation Focused Fund

For the 12-month period ended November 30 2016, the Fund returned 3.69%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index,7 which returned 2.51% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25-0.50%, and at period end was widely expected to raise short-term interest rates.

This strategy combines a short-term bond portfolio with an overlay of Consumer Price Index (CPI) swaps in order to hedge against inflation over a full market cycle. The strategic design of this Fund takes a different approach to inflation protection than its benchmark,

6

which is comprised entirely of US Treasury Inflation Protected Securities (TIPS). CPI swaps were the major factor affecting performance during the 12-month period; CPI swaps contributed to Fund performance, as realized and expectations for inflation increased most prominently during the latter half of the period.

In addition to the Fund’s allocation to CPI swaps, another significant contributor to performance over the prior 12 months was the Fund’s allocation to high yield corporate bonds. During the period, high yield bonds outperformed, and spreads tightened, likely contributing to the relative performance of the Fund.

The Fund’s exposure to securitized sectors, including commercial mortgage-backed securities, likely detracted from relative performance, as these sectors underperformed U.S. TIPS. Additionally, the Fund’s position in asset-backed securities was maintained throughout the period due to the attractive risk-adjusted return characteristics of the asset class; however, this allocation likely detracted from relative performance, as asset-backed securities underperformed U.S. TIPS during the period.

Short Duration Income Fund

For the 12-month period ended November 30, 2016, the Fund returned 3.06%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 year U.S. Corporate Credit Index,8 which returned 1.97% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer price rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25—0.50%, and at period end was widely expected to raise short-term interest rates.

Consistent with the Fund’s strategic design, the Fund maintained exposures to a variety of bond market sectors, in addition to the investment-grade corporate bonds represented in the benchmark. This design allows for the flexibility to take advantage of relative value opportunities across sectors, and these weightings were

7

important factors affecting performance. The primary factors contributing to Fund performance relative to the benchmark over the prior 12 months were allocations to high yield corporate bonds and commercial mortgage-backed securities (CMBS). During the period high yield bonds outperformed higher rated securities as spreads tightened, contributing to the relative performance of the Fund. Additionally, the Fund maintained out-of-benchmark exposure to securitized sectors, including CMBS [16], which aided absolute performance, as these sectors outperformed investment-grade corporate bonds during the 12-month period.

The Fund’s underweight to investment grade corporates detracted from performance during the 12-month period. However, over the period, security selection was positive as the Fund remained overweight ‘BBB’ rated securities, which outperformed higher-rated securities.

Total Return Fund

For the 12-month period ended November 30, 2016, the Fund returned 3.02%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal Index,9 which returned 3.08% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2016, while the yield on the shorter-dated two-year Treasury notes increased 0.17%

over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 1.6% over the 12-month period ended October 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate declined to 4.6%, with 178,000 jobs added in November 2016; employment growth has averaged 180,000 per month, so far in 2016. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve hinted at a gradual tightening of its target range for the Fed funds rate of 0.25—0.50%, and at period end was widely expected to raise short-term interest rates.

Spreads on investment grade corporates tightened from December 2015 to November 2016, while spreads on high yield corporates narrowed much more significantly. In the 12-month period ended November 2016, high yield corporates comfortably outperformed the investment grade segment of the fixed income market, including both investment grade corporates and Treasuries.

An underweight to the sovereign issues of both developed countries and emerging markets detracted from performance relative to the benchmark, as sovereign debt outperformed the broad fixed income

8

market. In addition, security selection within mortgage-backed securities (MBS) detracted from relative performance.

Security selection within the corporate bond allocation was the largest contributor to the performance of the Fund during the period. Within the investment grade corporate sector, the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues during the period. The Fund’s overweight to high yield corporate bonds also contributed to performance.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The BofA Merrill Lynch All Convertibles, All Qualities Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2    The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

3    The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4    The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

5    The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

6    The Bloomberg Barclays U.S. Credit Index is the U.S. Credit component of the U.S. Government/Credit index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

7    The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

9

8    The BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar-denominated investment-grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

9    The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

10

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch All Convertibles, All Qualities Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2016
	1 Year	5 Years	10 Years	Life of Class
Class A3	6.15%	8.47%	4.69%	–
Class B4	2.77%	7.79%	4.33%	–
Class C5	6.88%	8.26%	4.25%	–
Class F6	8.74%	9.08%	–	4.57%
Class I7	8.91%	9.18%	5.21%	–
Class P7	8.48%	8.75%	4.76%	–
Class R2[6]	8.07%	8.51%	–	4.14%
Class R3[6]	8.26%	8.64%	–	4.15%
Class R4[8]	8.53%	–	–	0.23%
Class R5[8]	8.82%	–	–	0.49%
Class R6[8]	8.92%	–	–	0.55%

11

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
1.15%	0.40%	0.58%	1.27%	1.37%	0.94%	0.79%	0.89%	1.13%	1.37%	1.40%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

12

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2016
	1 Year	5 Years	10 Years	Life of Class
Class A3	-0.30%	2.05%	4.21%	–
Class B4	-3.79%	1.34%	3.83%	–
Class C5	0.37%	1.87%	3.77%	–
Class F6	2.09%	2.64%	–	4.66%
Class I7	2.20%	2.74%	4.70%	–
Class P7	1.79%	2.28%	4.24%	–
Class R2[6]	1.59%	2.11%	–	4.16%
Class R3[6]	1.70%	2.22%	–	4.26%
Class R4[8]	1.97%	–	–	1.65%
Class R5[8]	2.24%	–	–	1.92%
Class R6[8]	2.42%	–	–	2.00%

13

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
2.17%	1.42%	1.59%	2.30%	2.56%	1.99%	1.82%	1.92%	2.17%	2.42%	2.54%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

14

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Returns at Maximum Applicable Sales Charge for the Period Ended November 30, 2016
Life of Class
Class A3	2.15%
Class C4	2.77%
Class F5	4.61%
Class I5	4.71%
Class R2[5]	4.09%
Class R3[5]	4.20%
Class R4[5]	4.45%
Class R5[5]	4.70%
Class R6[5]	4.86%

15

Standardized Yield for the Period Ended November 30, 2016

Class A	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
3.34%	2.65%	3.53%	3.63%	3.03%	3.13%	3.38%	3.64%	3.78%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

16

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2016
	1 Year	5 Years	Life of Class
Class A3	5.58%	4.79%	4.11%
Class C4	6.29%	4.60%	3.67%
Class F5	8.06%	5.38%	4.50%
Class I5	8.16%	5.48%	4.64%
Class R2[5]	7.53%	4.87%	4.17%
Class R3[5]	7.64%	4.97%	4.19%
Class R4[6]	7.90%	–	4.25%
Class R5[6]	8.18%	–	4.52%
Class R6[6]	8.24%	–	4.57%

17

	Standardized Yield for the Period Ended November 30, 2016
Class A	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
4.06%	3.54%	4.24%	4.35%	3.77%	3.87%	4.10%	4.37%	4.46%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on December 31, 2007.

3    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2016, is calculated using the SEC–required uniform method to compute such return.

4    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

6    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

18

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch U.S. High Yield Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2016
	1 Year	5 Years	10 Years	Life of Class
Class A3	8.49%	8.03%	7.33%	–
Class B4	5.10%	7.37%	6.92%	–
Class C5	9.24%	7.84%	6.85%	–
Class F6	11.19%	8.64%	–	7.82%
Class I7	11.29%	8.77%	7.83%	–
Class P7	10.76%	8.28%	7.36%	–
Class R2[6]	10.49%	8.11%	–	7.37%
Class R3[6]	10.75%	8.21%	–	7.48%
Class R4[8]	10.91%	–	–	4.84%
Class R5[8]	11.16%	–	–	5.10%
Class R6[8]	11.26%	–	–	5.28%

19

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
5.79%	5.14%	5.25%	5.99%	6.13%	5.68%	5.53%	5.63%	5.89%	6.13%	6.23%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016 is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

20

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Credit Bond Index, the Bloomberg Barclays Baa Corporate Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	3.76%	4.57%	6.06%	–
Class B4	0.60%	4.00%	5.68%	–
Class C5	4.77%	4.48%	5.64%	–
Class F6	6.16%	5.18%	–	6.74%
Class I7	6.27%	5.29%	6.57%	–
Class R2[8]	5.99%	4.74%	–	6.42%
Class R3[8]	5.73%	4.78%	–	6.39%
Class R4[9]	6.39%	–	–	3.17%
Class R5[9]	6.28%	–	–	3.17%
Class R6[9]	6.38%	–	–	3.27%

21

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
3.10%	2.37%	2.54%	3.27%	3.37%	2.76%	2.87%	3.11%	3.39%	3.48%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016 is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.

9    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

22

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Barclays U.S. 1–5 Year TIPS Index, the Consumer Price Index for all Urban Consumers (“CPI-U”) and the BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	Life Of Class
Class A3	1.37%	0.20%	-0.26%
Class C4	2.07%	-0.03%	-0.53%
Class F5	3.79%	0.76%	0.26%
Class I5	3.98%	0.89%	0.38%
Class R2[5]	3.28%	0.37%	-0.13%
Class R3[5]	3.39%	0.43%	-0.06%
Class R4[6]	3.63%	–	0.35%
Class R5[6]	3.89%	–	0.60%
Class R6[6]	4.09%	–	0.78%

23

Standardized Yield for the Period Ended November 30, 2016

Class A	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
1.66%	1.09%	1.75%	1.84%	1.31%	1.43%	1.71%	1.90%	2.13%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2016, is calculated using the SEC required uniform method to compute such return.

4    Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

24

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.74%	2.47%	4.16%	–
Class B4	-2.71%	1.81%	3.77%	–
Class C5	1.43%	2.29%	3.69%	–
Class F6	3.15%	3.07%	–	4.55%
Class I7	3.26%	3.16%	4.67%	–
Class R2[8]	2.66%	2.52%	–	3.40%
Class R3[8]	2.77%	2.63%	–	3.50%
Class R4[9]	3.00%	–	–	1.94%
Class R5[9]	3.03%	–	–	2.02%
Class R6[9]	3.34%	–	–	2.27%

25

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.23%	1.49%	1.65%	2.38%	2.48%	1.89%	1.99%	2.23%	2.49%	2.56%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.

9    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

26

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.68%	2.84%	4.65%	–
Class B4	-2.79%	2.12%	4.26%	–
Class C5	1.36%	2.65%	4.20%	–
Class F6	3.12%	3.41%	–	5.14%
Class I7	3.23%	3.51%	5.14%	–
Class P7	2.76%	3.05%	4.67%	–
Class R2[6]	2.62%	2.90%	–	4.65%
Class R3[6]	2.72%	3.00%	–	4.75%
Class R4[8]	2.98%	–	–	2.11%
Class R5[8]	3.01%	–	–	2.21%
Class R6[8]	3.35%	–	–	2.42%

27

Standardized Yield for the Period Ended November 30, 2016

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
2.56%	1.84%	1.98%	2.70%	2.83%	2.33%	2.22%	2.32%	2.58%	2.83%	2.95%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

28

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 through November 30, 2016).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/16 – 11/30/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

29

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/16 –
	6/1/16	11/30/16	11/30/16
Class A
Actual	$1,000.00	$1,100.00	$5.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class B
Actual	$1,000.00	$1,095.40	$9.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.70	$9.37
Class C
Actual	$1,000.00	$1,096.10	$8.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.60	$8.47
Class F
Actual	$1,000.00	$1,100.50	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$4.85
Class I
Actual	$1,000.00	$1,101.60	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$4.34
Class P
Actual	$1,000.00	$1,098.50	$6.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class R2
Actual	$1,000.00	$1,097.40	$7.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.36
Class R3
Actual	$1,000.00	$1,097.80	$7.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.86
Class R4
Actual	$1,000.00	$1,099.10	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R5
Actual	$1,000.00	$1,100.60	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$4.34
Class R6
Actual	$1,000.00	$1,101.60	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.19

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.86% for Class B, 1.68% for Class C, 0.96% for Class F, 0.86% for Class I, 1.28% for Class P, 1.46% for Class R2, 1.36% for Class R3, 1.08% for Class R4, 0.86% for Class R5 and 0.83% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

30

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Consumer Discretionary	9.12%
Consumer Staples	1.20%
Energy	8.61%
Financials	13.54%
Healthcare	11.86%
Industrials	9.74%
Materials	3.82%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Media	4.43%
Technology	30.58%
Telecommunications	2.55%
Transportation	1.17%
Utilities	2.43%
Repurchase Agreement	0.95%
Total	100.00%

31

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/16 –
	6/1/16	11/30/16	11/30/16
Class A
Actual	$1,000.00	$994.20	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$3.34
Class B
Actual	$1,000.00	$990.10	$7.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.36
Class C
Actual	$1,000.00	$991.00	$6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.51
Class F
Actual	$1,000.00	$1,005.40	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.83
Class I
Actual	$1,000.00	$995.20	$2.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.65	$2.38
Class P
Actual	$1,000.00	$993.10	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.60	$4.45
Class R2
Actual	$1,000.00	$992.20	$5.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class R3
Actual	$1,000.00	$992.70	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$4.85
Class R4
Actual	$1,000.00	$993.90	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.45	$3.59
Class R5
Actual	$1,000.00	$995.20	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.70	$2.28
Class R6
Actual	$1,000.00	$995.70	$1.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.25	$1.77

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.66% for Class A, 1.46% for Class B, 1.29% for Class C, 0.56% for Class F, 0.47% for Class I, 0.88% for Class P, 1.06% for Class R2, 0.96% for Class R3, 0.71% for Class R4, 0.45% for Class R5 and 0.35% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

32

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	0.54%
Capital Goods	0.12%
Consumer Cyclical	0.12%
Consumer Services	1.41%
Consumer Staples	0.45%
Energy	2.30%
Financial Services	29.53%
Foreign Government	1.54%
Government	55.62%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Health Care	0.40%
Integrated Oils	0.28%
Materials & Processing	0.76%
Municipal	0.35%
Producer Durables	0.28%
Technology	0.95%
Telecommunications	0.84%
Utilities	1.07%
Repurchase Agreement	3.44%
Total	100.00%

33

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/16 –
	6/1/16	11/30/16	11/30/16
Class A
Actual	$1,000.00	$1,012.30	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class C
Actual	$1,000.00	$1,009.10	$7.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.31
Class F
Actual	$1,000.00	$1,012.80	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class I
Actual	$1,000.00	$1,013.30	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R2
Actual	$1,000.00	$1,010.30	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R3
Actual	$1,000.00	$1,010.80	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$4.90
Class R4
Actual	$1,000.00	$1,012.00	$3.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.69
Class R5
Actual	$1,000.00	$1,013.30	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R6
Actual	$1,000.00	$1,014.10	$1.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.35	$1.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.45% for Class C, 0.58% for Class F, 0.48% for Class I, 1.08% for Class R2, 0.97% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.33% for Class R6.) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half year period.

34

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	1.12%
Basic Industry	1.04%
Capital Goods	0.13%
Consumer Cyclical	1.78%
Consumer Discretionary	0.36%
Consumer Services	3.05%
Consumer Staples	0.24%
Energy	4.45%
Financial Services	40.90%
Healthcare	1.12%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	1.21%
Materials & Processing	1.60%
Municipal	0.29%
Producer Durables	0.77%
Technology	2.13%
Telecommunications	2.20%
Transportation	0.26%
U.S. Government	31.52%
Utilities	1.32%
Repurchase Agreement	4.51%
Total	100.00%

35

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/16 –
	6/1/16	11/30/16	11/30/16
Class A
Actual	$1,000.00	$1,040.20	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.00	$4.04
Class C
Actual	$1,000.00	$1,035.80	$7.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.21
Class F
Actual	$1,000.00	$1,040.70	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.50	$3.54
Class I
Actual	$1,000.00	$1,040.00	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class R2
Actual	$1,000.00	$1,038.10	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.06
Class R3
Actual	$1,000.00	$1,037.50	$5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.55
Class R4
Actual	$1,000.00	$1,039.90	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class R5
Actual	$1,000.00	$1,041.20	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class R6
Actual	$1,000.00	$1,041.50	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.73

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A, 1.43% for Class C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.54% for Class R6.) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

36

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Aerospace	2.52%
Chemicals	5.72%
Consumer Durables	0.77%
Consumer Non-Durables	0.78%
Energy	8.23%
Financial	3.13%
Food and Drug	0.63%
Food/Tobacco	1.72%
Forest Products	1.58%
Gaming/Leisure	5.32%
Healthcare	5.81%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Housing	3.71%
Information Technology	7.22%
Manufacturing	4.40%
Media/Telecommunications	9.84%
Metals/Minerals	4.22%
Retail	5.98%
Service	10.02%
Transportation	4.61%
Utility	3.27%
Repurchase Agreement	10.52%
Total	100.00%

37

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,068.10	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.45	$4.60
Class B
Actual	$1,000.00	$1,065.60	$8.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.40	$8.67
Class C
Actual	$1,000.00	$1,066.30	$8.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.10	$7.97
Class F
Actual	$1,000.00	$1,070.10	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$4.09
Class I
Actual	$1,000.00	$1,070.50	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.45	$3.59
Class P
Actual	$1,000.00	$1,069.10	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.86
Class R2
Actual	$1,000.00	$1,067.30	$6.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.66
Class R3
Actual	$1,000.00	$1,067.80	$6.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.16
Class R4
Actual	$1,000.00	$1,069.40	$5.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$4.90
Class R5
Actual	$1,000.00	$1,070.60	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.64
Class R6
Actual	$1,000.00	$1,071.00	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$3.13

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.91% for Class A, 1.72% for Class B, 1.58% for Class C, 0.81% for Class F, 0.71% for Class I, 1.16% for Class P, 1.32% for Class R2, 1.22% for Class R3, 0.97% for Class R4, 0.72% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

38

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Automotive	1.52%
Banking	2.71%
Basic Industry	19.53%
Capital Goods Commercial	4.16%
Mortgage Backed	0.04%
Consumer Goods	3.78%
Energy	18.55%
Financial Services	2.03%
Foreign Government	0.89%
Healthcare	4.66%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Insurance	0.80%
Leisure	6.29%
Media	9.72%
Real Estate	0.49%
Retail	4.47%
Service	3.65%
Technology & Electronics	5.38%
Telecommunications	6.69%
Transportation	2.25%
Utility	1.77%
Repurchase Agreement	0.62%
Total	100.00%

39

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,022.20	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$3.94
Class B
Actual	$1,000.00	$1,021.90	$7.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.10	$7.97
Class C
Actual	$1,000.00	$1,022.70	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.06
Class F
Actual	$1,000.00	$1,022.70	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class I
Actual	$1,000.00	$1,023.20	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class R2
Actual	$1,000.00	$1,023.80	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$5.96
Class R3
Actual	$1,000.00	$1,020.70	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R4
Actual	$1,000.00	$1,025.70	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.19
Class R5
Actual	$1,000.00	$1,023.30	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class R6
Actual	$1,000.00	$1,023.80	$2.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.65	$2.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.58% for Class B, 1.40% for Class C, 0.68% for Class F, 0.58% for Class I, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

40

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	2.03%
Basic Industry	0.78%
Capital Goods	1.15%
Consumer Cyclical	2.62%
Consumer Discretionary	0.60%
Consumer Services	4.77%
Consumer Staples	1.43%
Energy	10.23%
Financial Services	34.77%
Foreign Government	0.35%
Health Care	1.73%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	1.25%
Materials & Processing	3.67%
Municipal	0.98%
Producer Durables	0.58%
Technology	2.42%
Telecommunications	4.62%
Transportation	0.28%
U.S. Government	18.65%
Utilities	3.31%
Repurchase Agreement	3.78%
Total	100.00%

41

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,048.70	$3.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.79
Class C
Actual	$1,000.00	$1,046.40	$7.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.91
Class F
Actual	$1,000.00	$1,050.10	$3.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.75	$3.29
Class I
Actual	$1,000.00	$1,050.70	$2.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.78
Class R2
Actual	$1,000.00	$1,046.80	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.81
Class R3
Actual	$1,000.00	$1,048.20	$5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.30
Class R4
Actual	$1,000.00	$1,048.50	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.15	$4.04
Class R5
Actual	$1,000.00	$1,049.80	$2.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.78
Class R6
Actual	$1,000.00	$1,051.00	$1.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.35	$1.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.37% for Class C, 0.65% for Class F, 0.55% for Class I, 1.15% for Class R2, 1.05% for Class R3, 0.80% for Class R4, 0.55% for Class R5 and 0.32% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

42

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	2.52%
Basic Industry	0.44%
Capital Goods	0.97%
Consumer Cyclical	1.32%
Consumer Discretionary	0.94%
Consumer Services	1.76%
Consumer Staples	0.96%
Energy	7.71%
Financial Services	53.24%
Foreign Government	0.07%
Government	4.16%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Health Care	3.31%
Integrated Oils	0.69%
Materials & Processing	2.89%
Municipal	0.51%
Other	0.21%
Producer Durables	0.93%
Technology	2.69%
Telecommunications	1.96%
Transportation	0.64%
Utilities	2.07%
Repurchase Agreement	10.01%
Total	100.00%

43

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,015.10	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class B
Actual	$1,000.00	$1,011.10	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.06
Class C
Actual	$1,000.00	$1,011.90	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.21
Class F
Actual	$1,000.00	$1,015.60	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.50	$2.53
Class I
Actual	$1,000.00	$1,016.10	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.00	$2.02
Class R2
Actual	$1,000.00	$1,013.10	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.05
Class R3
Actual	$1,000.00	$1,011.30	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.55
Class R4
Actual	$1,000.00	$1,014.80	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.75	$3.29
Class R5
Actual	$1,000.00	$1,016.10	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.00	$2.02
Class R6
Actual	$1,000.00	$1,016.40	$1.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.35	$1.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.40% for Class B, 1.23% for Class C, 0.50% for Class F, 0.40% for Class I, 1.00% for Class R2, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.33% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

44

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	2.74%
Basic Industry	0.44%
Capital Goods	1.13%
Consumer Cyclical	1.50%
Consumer Discretionary	0.97%
Consumer Services	1.87%
Consumer Staples	0.90%
Energy	8.97%
Financial Services	59.49%
Foreign Government	0.11%
Government	4.09%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Health Care	3.37%
Integrated Oils	0.71%
Materials & Processing	3.17%
Municipal	0.65%
Other	0.31%
Producer Durables	0.81%
Technology	3.31%
Telecommunications	2.04%
Transportation	0.65%
Utilities	1.92%
Repurchase Agreement	0.85%
Total	100.00%

45

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/16	11/30/16	6/1/16 – 11/30/16
Class A
Actual	$1,000.00	$1,000.10	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class B
Actual	$1,000.00	$ 996.10	$7.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.47
Class C
Actual	$1,000.00	$ 996.90	$6.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.66
Class F
Actual	$1,000.00	$1,000.50	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class I
Actual	$1,000.00	$1,001.10	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class P
Actual	$1,000.00	$ 998.90	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.35	$4.70
Class R2
Actual	$1,000.00	$ 998.10	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R3
Actual	$1,000.00	$ 998.60	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$4.95
Class R4
Actual	$1,000.00	$ 999.90	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.35	$3.69
Class R5
Actual	$1,000.00	$1,001.30	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R6
Actual	$1,000.00	$1,001.70	$1.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.48% for Class B, 1.32% for Class C, 0.58% for Class F, 0.48% for Class I, 0.93% for Class P, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.36% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

46

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	0.62%
Basic Industry	0.04%
Capital Goods	0.12%
Consumer Cyclical	0.83%
Consumer Discretionary	0.34%
Consumer Services	1.88%
Consumer Staples	0.71%
Energy	3.20%
Financial Services	30.56%
Foreign Government	2.72%
Government	47.15%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Health Care	0.63%
Integrated Oils	0.60%
Materials & Processing	2.28%
Municipal	0.36%
Other	0.02%
Producer Durables	0.30%
Technology	1.22%
Telecommunications	1.24%
Transportation	0.21%
Utilities	0.81%
Repurchase Agreement	4.16%
Total	100.00%

47

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	10/12/16	11/30/16	10/12/16 – 11/30/16
Class A
Actual	$1,000.00	$1,001.50	$0.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.16	$0.54
Class F
Actual	$1,000.00	$1,001.60	$0.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,000.00	$0.46
Class I
Actual	$1,000.00	$1,001.70	$0.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.36	$0.34
Class R5
Actual	$1,000.00	$1,170.00	$0.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.36	$0.34
Class R6
Actual	$1,000.00	$1,001.80	$0.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.43	$0.27

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.40% for Class A, 0.35% for Class F, 0.25% for Class I, 0.25% for Class R5 and 0.20% for Class R6) multiplied by the average account value over the period, multiplied by 49/366 (to reflect the period).

48

Portfolio Holdings Presented by Sector

November 30, 2016

Sector*	%**
Auto	1.84%
Consumer Services	2.89%
Consumer Staples	0.92%
Energy	6.76%
Financial Services	73.25%
Integrated Oils	1.39%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials & Processing	5.35%
Producer Durables	2.31%
Technology	0.16%
Telecommunications	0.04%
U.S. Government	1.85%
Utilities	3.24%
Total	100.00%

49

Schedule of Investments

CONVERTIBLE FUND November 30, 2016

	Shares	Fair
Investments	(000)	Value
LONG-TERM INVESTMENTS 94.44%

COMMON STOCKS 11.59%

Airlines 0.56%
Alaska Air Group, Inc.	39	$3,208,530

Banks: Regional 1.14%
Comerica, Inc.	30	1,912,500
SVB Financial Group*	15	2,323,041
Texas Capital Bancshares, Inc.*	31	2,255,250
Total		6,490,791

Biotechnology 0.70%
CRISPR Therapeutics AG (Switzerland)*(a)	96	2,090,356
Gilead Sciences, Inc.	26	1,916,200
Total		4,006,556

Building Products 0.68%
Eagle Materials, Inc.	24	2,332,800
Granite Construction, Inc.	26	1,533,740
Total		3,866,540

Consumer Services 0.41%
United Rentals, Inc.*	23	2,325,530

Diversified Financials 0.60%
Charles Schwab Corp. (The)	88	3,402,080

Insurance-Reinsurance 0.27%
Radian Group, Inc.	106	1,546,272

Internet Software & Services 0.41%
Twilio, Inc. Class A*	32	1,085,440
Weibo Corp. ADR*	24	1,231,440
Total		2,316,880

Machinery 0.99%
Chart Industries, Inc.*	68	2,417,400
CLARCOR, Inc.	22	1,549,900
Donaldson Co., Inc.	41	1,662,960
Total		5,630,260

Miscellaneous: Financial 0.50%
E*TRADE Financial Corp.*	83	2,864,330

50	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

	Shares	Fair
Investments	(000)	Value
Oil & Gas Products 0.92%
Kinder Morgan, Inc.	236	$5,239,200

Oil Services 0.88%
Nabors Industries Ltd.	214	3,445,400
RPC, Inc.	77	1,546,160
Total		4,991,560

Oil: Integrated 0.21%
Seven Generations Energy Ltd. Class A*(b)	CAD 51	1,174,674

Pharmaceuticals 0.54%
Spark Therapeutics, Inc.*	29	1,595,290
Synergy Pharmaceuticals, Inc*	283	1,488,580
Total		3,083,870

Precious Metals 0.19%
First Majestic Silver Corp. (Canada)*(a)	125	1,108,750

Real Estate 0.24%
Potlatch Corp.	34	1,396,550

Restaurants 0.25%
Texas Roadhouse, Inc.	31	1,453,590

Retail: Specialty 0.87%
Kering(b)	EUR 10	2,172,692
Restoration Hardware Holdings, Inc.*	33	1,189,650
Rush Enterprises, Inc. Class A*	52	1,573,000
Total		4,935,342

Software–Applications & Systems 0.71%
8x8, Inc.*	95	1,296,750
Mentor Graphics Corp.	41	1,498,550
Qualys, Inc.*	38	1,261,600
Total		4,056,900

Steel 0.52%
Martin Marietta Materials, Inc.	7	1,536,150
U.S. Steel Corp.	45	1,455,300
Total		2,991,450
Total Common Stocks (cost $58,712,161)		66,089,655

See Notes to Financial Statements.	51

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
CONVERTIBLE BONDS 69.34%

Autos 1.50%
Tesla Motors, Inc.	0.25%	3/1/2019	$9,410	$8,533,694

Biotechnology 4.05%
ARIAD Pharmaceuticals, Inc.†	3.625%	6/15/2019	2,000	3,203,750
BioMarin Pharmaceutical, Inc.	1.50%	10/15/2020	2,150	2,600,156
Illumina, Inc.	0.50%	6/15/2021	2,600	2,577,250
Incyte Corp.	0.375%	11/15/2018	4,530	9,246,863
TESARO, Inc.	3.00%	10/1/2021	1,390	5,434,900
Total				23,062,919

Broadcast & Cable 1.99%
DISH Network Corp.†	3.375%	8/15/2026	10,100	11,337,250

Building Products 2.50%
Cemex SAB de CV (Mexico)(a)	3.72%	3/15/2020	4,510	4,749,594
KB Home	1.375%	2/1/2019	9,750	9,475,781
Total				14,225,375

Commercial Services 2.25%
Euronet Worldwide, Inc.	1.50%	10/1/2044	3,980	4,611,825
Live Nation Entertainment, Inc.	2.50%	5/15/2019	5,750	6,220,781
Macquarie Infrastructure Corp.	2.00%	10/1/2023	2,000	2,011,250
Total				12,843,856

Communications Equipment 0.54%
Finisar Corp.	0.50%	12/15/2033	2,450	3,056,375

Conglomerates 0.99%
Trinity Industries, Inc.	3.875%	6/1/2036	4,400	5,670,500

Diversified Financials 0.98%
MGIC Investment Corp.	2.00%	4/1/2020	4,115	5,596,400

Electronic Equipment & Instruments 0.27%
General Cable Corp. (2.25% after 11/15/2019)~	4.50%	11/15/2029	2,000	1,531,250

Entertainment 1.23%
CenterPoint Energy, Inc.	4.184%	9/15/2029	109	6,993,420

Foods 1.18%
Herbalife Ltd.	2.00%	8/15/2019	7,313	6,727,996

52	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Equipment & Supply 3.16%
Hologic, Inc. (Zero Coupon after 3/1/2018)~	2.00%	3/1/2042	$2,000	$2,650,000
Insulet Corp.†	1.25%	9/15/2021	7,150	6,461,813
Nevro Corp.	1.75%	6/1/2021	1,000	1,081,875
Wright Medical Group, Inc.	2.00%	2/15/2020	7,500	7,823,437
Total				18,017,125

Insurance-Reinsurance 0.24%
Radian Group, Inc.	2.25%	3/1/2019	1,000	1,364,375

Insurance: Casualty 0.85%
AmTrust Financial Services, Inc.	2.75%	12/15/2044	5,855	4,852,331

Internet Software & Services 10.14%
Akamai Technologies, Inc.	Zero Coupon	2/15/2019	3,500	3,635,643
Ctrip.com International Ltd. (China)†(a)	1.25%	9/15/2022	5,600	5,621,000
Priceline Group, Inc. (The)	0.90%	9/15/2021	19,130	20,576,706
VeriSign, Inc.	4.485%	8/15/2037	4,810	11,114,106
Vipshop Holdings Ltd. (China)(a)	1.50%	3/15/2019	4,500	4,522,500
Yahoo!, Inc.	Zero Coupon	12/1/2018	12,162	12,321,626
Total				57,791,581

Machinery 1.68%
Altra Industrial Motion Corp.	2.75%	3/1/2031	2,500	3,428,125
Chart Industries, Inc.	2.00%	8/1/2018	6,200	6,149,625
Total				9,577,750

Miscellaneous: Energy 0.56%
Green Plains, Inc.†	4.125%	9/1/2022	2,750	3,210,625

Miscellaneous: Financial 1.71%
Gold Exchangeable Ltd. (Jersey)(a)	5.875%	5/13/2019	10,000	9,731,200

Miscellaneous: Industrials 0.49%
Tutor Perini Corp.†	2.875%	6/15/2021	2,500	2,778,125

Miscellaneous: Media 0.87%
Take-Two Interactive Software, Inc.	1.00%	7/1/2018	2,175	4,987,547

Oil Services 2.16%
Hornbeck Offshore Services, Inc.	1.50%	9/1/2019	4,966	2,967,185
Oasis Petroleum, Inc.	2.625%	9/15/2023	3,275	4,539,969
Weatherford International Ltd.	5.875%	7/1/2021	4,420	4,795,700
Total				12,302,854

See Notes to Financial Statements.	53

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Integrated 1.49%
Chesapeake Energy Corp.†	5.50%	9/15/2026	$8,000	$8,500,000

Precious Metals 1.01%
Stillwater Mining Co.	1.75%	10/15/2032	4,450	5,751,625

Real Estate 4.64%
VEREIT, Inc.	3.00%	8/1/2018	26,412	26,445,015

Retail: Specialty 3.46%
Restoration Hardware Holdings, Inc.†	Zero Coupon	7/15/2020	24,106	19,751,854

Semiconductors 13.93%
Advanced Micro Devices, Inc.	2.125%	9/1/2026	2,500	3,251,563
Inphi Corp.†	0.75%	9/1/2021	5,400	5,842,125
Intel Corp.	3.25%	8/1/2039	9,745	16,609,183
Microchip Technology, Inc.	1.625%	2/15/2025	7,000	9,318,750
Microchip Technology, Inc.	2.125%	12/15/2037	925	2,568,031
Micron Technology, Inc.	2.125%	2/15/2033	4,300	8,221,063
Novellus Systems, Inc.	2.625%	5/15/2041	3,000	9,343,125
NVIDIA Corp.	1.00%	12/1/2018	3,372	15,578,640
SunPower Corp.	0.75%	6/1/2018	9,565	8,680,237
Total				79,412,717

Software–Applications & Systems 2.99%
Proofpoint, Inc.	1.25%	12/15/2018	2,250	4,466,250
Red Hat, Inc.	0.25%	10/1/2019	4,750	5,970,156
salesforce.com, Inc.	0.25%	4/1/2018	3,580	4,271,388
Workday, Inc.	0.75%	7/15/2018	2,000	2,348,750
Total				17,056,544

Steel 1.60%
AK Steel Corp.	5.00%	11/15/2019	2,220	4,155,563
Allegheny Technologies, Inc.	4.75%	7/1/2022	850	1,175,656
TimkenSteel Corp.	6.00%	6/1/2021	2,575	3,794,906
Total				9,126,125

Utilities: Electric 0.88%
NRG Yield, Inc.†	3.50%	2/1/2019	5,000	5,015,625
Total Convertible Bonds (cost $362,852,267)				395,252,053

54	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

	Dividend	Shares	Fair
Investments	Shares	(000)	Value
CONVERTIBLE PREFERRED STOCKS 10.89%

Banks: Regional 1.77%
Wells Fargo & Co.	7.50%	8	$10,111,932

Health Services 0.95%
Anthem, Inc.	5.25%	116	5,391,914

Homebuilders 0.62%
William Lyon Homes Unit	6.50%	36	3,525,120

Oil & Gas Products 0.83%
Sanchez Energy Corp.	4.875%	37	994,087
Sanchez Energy Corp.	6.50%	42	1,288,960
WPX Energy, Inc.	6.25%	35	2,450,000
Total			4,733,047

Pharmaceuticals 2.26%
Allergan plc	5.50%	16	11,565,210
Teva Pharmaceutical Industries Ltd. (Israel)(a)	7.00%	2	1,308,000
Total			12,873,210

Software–Applications & Systems 0.45%
Mandatory Exchangeable Trust†	5.75%	22	2,542,870

Utilities: Electric 1.51%
Dominion Resources, Inc.	6.375%	70	3,518,900
NextEra Energy, Inc.	6.123%	108	5,096,210
Total			8,615,110

Wireless Communications Services 2.50%
American Tower Corp.	5.50%	30	3,053,400
Frontier Communications Corp.	11.125%	30	2,304,600
T-Mobile US, Inc.	5.50%	100	8,918,000
Total			14,276,000
Total Convertible Preferred Stocks (cost $64,558,190)			62,069,203

See Notes to Financial Statements.	55

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
CORPORATE BONDS 2.62%

Broadcast & Cable 0.26%
DISH DBS Corp.	7.75%	7/1/2026	$1,350	$1,493,438

Diversified Metals & Mining 0.42%
Peabody Energy Corp.†(c)	10.00%	3/15/2022	2,785	2,409,025

Oil Services 0.48%
SESI LLC	7.125%	12/15/2021	2,750	2,701,875

Oil: Integrated 0.95%
Denbury Resources, Inc.	4.625%	7/15/2023	2,006	1,554,650
Denbury Resources, Inc.	5.50%	5/1/2022	2,494	2,051,315
Transocean Proteus Ltd.†(d)	6.25%	12/1/2024	1,790	1,794,475
Total				5,400,440

Retail: Specialty 0.51%
Netflix, Inc.†	4.375%	11/15/2026	3,000	2,925,030
Total Corporate Bonds (cost $14,148,035)				14,929,808
Total Long-Term Investments (cost $500,270,653)				538,340,719

SHORT-TERM INVESTMENTS 3.86%

CONVERTIBLE BONDS 2.93%

Auto Parts 1.34%
Titan International, Inc.†	5.625%	1/15/2017	7,000	7,630,000

Miscellaneous: Transportation 0.60%
XPO Logistics, Inc.	4.50%	10/1/2017	1,250	3,401,563

Real Estate 0.36%
Starwood Property Trust, Inc.	3.75%	10/15/2017	2,000	2,065,000

Semiconductors 0.63%
Xilinx, Inc.	2.625%	6/15/2017	1,900	3,577,937
Total Convertible Bonds (cost $15,692,963)				16,674,500

56	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2016

	Principal
	Amount	Fair
Investments	(000)	Value
REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $5,430,000 of U.S. Treasury Bill at Zero Coupon due 3/30/2017; value: $5,421,312; proceeds: $5,313,458 (cost $5,313,453)	$5,313	$5,313,453
Total Investments in Securities 98.30% (cost $521,277,069)		560,328,672
Other Assets in Excess of Liabilities(e) 1.70%		9,675,867
Net Assets 100.00%		$570,004,539

ADR	American Depositary Receipt.
CAD	Canadian dollar.
EUR	euro.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted (non-income producing security).
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Canadian dollar	Sell	State Street Bank and Trust	2/21/2017	1,460,000	$1,091,137	$1,087,957	$3,180
euro	Sell	Morgan Stanley	2/16/2017	2,030,000	2,169,633	2,159,949	9,684
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$12,864

See Notes to Financial Statements.	57

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Common Stocks	$66,089,655	$–	$–	$66,089,655
Convertible Bonds	–	411,926,553	–	411,926,553
Convertible Preferred Stocks
Banks: Regional	10,111,932	–	–	10,111,932
Health Services	5,391,914	–	–	5,391,914
Homebuilders	–	3,525,120	–	3,525,120
Oil & Gas Products	–	4,733,047	–	4,733,047
Pharmaceuticals	12,873,210	–	–	12,873,210
Software–Applications & Systems	–	2,542,870	–	2,542,870
Utilities: Electric	8,615,110	–	–	8,615,110
Wireless Communications Services	14,276,000	–	–	14,276,000
Corporate Bonds	–	14,929,808	–	14,929,808
Repurchase Agreement	–	5,313,453	–	5,313,453
Total	$117,357,821	$442,970,851	$–	$560,328,672

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$12,864	$–	$12,864
Liabilities	–	–	–	–
Total	$–	$12,864	$–	$12,864

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Convertible	Corporate
Investment Type	Bonds	Bonds
Balance as of December 1, 2015	$4,663,562	$3,919,968
Accrued discounts/premiums	–	–
Realized gain (loss)	(1,186,744)	(464,400)
Change in unrealized appreciation/depreciation	148,227	400,032
Purchases	–	–
Sales	(3,625,045)	(3,855,600)
Net transfers in or out of Level 3	–	–
Balance as of November 30, 2016	$–	$–

58	See Notes to Financial Statements.

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 112.02%

ASSET-BACKED SECURITIES 24.14%

Automobiles 12.32%
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	$1,517	$1,547,387
AmeriCredit Automobile Receivables Trust 2013-1 C	1.57%	1/8/2019	452	452,193
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	508	507,563
AmeriCredit Automobile Receivables Trust 2014-2 A3	0.94%	2/8/2019	1,016	1,014,731
AmeriCredit Automobile Receivables Trust 2014-4 A3	1.27%	7/8/2019	2,427	2,427,491
AmeriCredit Automobile Receivables Trust 2015-3 A3	1.54%	3/9/2020	1,398	1,399,522
AmeriCredit Automobile Receivables Trust 2016-2 A2A	1.42%	10/8/2019	757	757,302
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	1,221	1,220,622
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	655	656,203
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	3,994	4,007,040
Avis Budget Rental Car Funding AESOP LLC 2013-1A A†	1.92%	9/20/2019	3,146	3,134,521
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	1,454	1,458,331
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	2,651	2,645,821
Avis Budget Rental Car Funding AESOP LLC 2015-1A A†	2.50%	7/20/2021	1,940	1,935,157
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	686	683,050
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	3,267	3,268,624
BMW Vehicle Owner Trust 2013-A A4	1.12%	4/27/2020	478	478,215
California Republic Auto Receivables Trust 2014-3 B	2.66%	8/17/2020	1,043	1,051,509
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	419	421,189
California Republic Auto Receivables Trust 2016-1 A2	1.50%	12/17/2018	2,190	2,191,805

See Notes to Financial Statements.	59

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	$544	$543,850
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	713	711,304
Capital Auto Receivables Asset Trust 2013-3 C	2.79%	10/22/2018	2,325	2,340,680
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	3,310	3,340,007
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	652	651,946
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	1,704	1,705,103
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	1,083	1,080,807
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	568	563,901
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	267	267,311
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	1,417	1,416,929
CarMax Auto Owner Trust 2014-1 A4	1.32%	7/15/2019	974	974,642
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	161	161,378
CarMax Auto Owner Trust 2015-2 A3	1.37%	3/16/2020	592	592,374
CarMax Auto Owner Trust 2015-4 A3	1.56%	11/16/2020	1,124	1,127,069
CarMax Auto Owner Trust 2016-1 A2A	1.30%	4/15/2019	1,694	1,694,412
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	1,500	1,499,307
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	1,122	1,119,119
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	1,399	1,387,808
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	1,039	1,037,919
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	481	477,382
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	620	610,415
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	1,411	1,411,700
Chrysler Capital Auto Receivables Trust 2014-BA D†	3.44%	8/16/2021	1,022	1,037,909
Chrysler Capital Auto Receivables Trust 2016-AA A2†	1.47%	4/15/2019	1,368	1,369,650
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	673	683,132
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	372	372,421
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	850	894,259
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	620	621,329
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	844	853,392
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	1,078	1,079,674
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	443	443,797
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	2,010	2,044,505
Drive Auto Receivables Trust 2016-BA A2†	1.38%	8/15/2018	1,977	1,976,788
Drive Auto Receivables Trust 2016-BA A3†	1.67%	7/15/2019	2,786	2,788,904
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	743	744,516
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	1,974	1,977,533
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	469	469,509

60	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	$168	$168,167
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	915	920,105
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	1,598	1,597,564
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	1,502	1,501,194
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	20	20,133
Ford Credit Auto Owner Trust 2014-C A3	1.06%	5/15/2019	1,731	1,730,556
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	3,250	3,249,758
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	2,087	2,083,261
Ford Credit Auto Owner Trust 2016-C A3	1.22%	3/15/2021	779	774,817
Ford Credit Auto Owner Trust 2016-C B	1.73%	3/15/2022	990	981,788
Ford Credit Auto Owner Trust 2016-C C	1.93%	4/15/2023	623	615,086
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	778	777,685
Honda Auto Receivables Owner Trust 2013-3 A4	1.13%	9/16/2019	231	230,741
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%	9/17/2018	1,635	1,634,137
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%	10/15/2018	2,115	2,114,042
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	2,023	2,020,546
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	2,270	2,274,892
Hyundai Auto Receivables Trust 2013-B A4	1.01%	2/15/2019	868	868,325
M&T Bank Auto Receivables Trust 2013-1A A4†	1.57%	8/15/2018	1,809	1,810,425
Mercedes-Benz Auto Lease Trust 2016-A A2A	1.34%	7/16/2018	3,201	3,204,523
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%	3/15/2019	3,978	3,977,845
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%	4/15/2021	2,263	2,283,139
Porsche Financial Auto Securitization Trust 2014-1 A4†	1.14%	12/23/2021	3,864	3,864,271
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	1,034	1,034,253
Santander Drive Auto Receivables Trust 2014-3 C	2.13%	8/17/2020	5,196	5,220,402
Santander Drive Auto Receivables Trust 2014-3 D	2.65%	8/17/2020	917	927,294
Santander Drive Auto Receivables Trust 2014-4 B	1.82%	5/15/2019	1,222	1,223,066
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	308	310,823
Santander Drive Auto Receivables Trust 2015-5 A3	1.58%	9/16/2019	1,345	1,347,149
Santander Drive Auto Receivables Trust 2016-2 A2A	1.38%	7/15/2019	1,269	1,270,272
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	655	657,030
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%	11/15/2019	1,346	1,346,653
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	734	732,087
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%	6/15/2018	848	848,439
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%	9/16/2019	5,826	5,832,850
SunTrust Auto Receivables Trust 2015-1A D†	3.24%	1/16/2023	2,589	2,535,505
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%	12/16/2019	2,577	2,578,236

See Notes to Financial Statements.	61

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%		2/15/2022	$1,767	$1,757,216
Toyota Auto Receivables Owner Trust 2016-B A2A	1.02%		10/15/2018	1,942	1,941,181
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	1,100	1,100,138
Total					142,696,551

Credit Cards 3.59%
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	3,008	3,016,338
Capital One Multi-Asset Execution Trust 2014-A1	1.08%	#	11/15/2019	4,611	4,612,539
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	1,469	1,469,965
Capital One Multi-Asset Execution Trust 2015-A1	1.39%		1/15/2021	1,084	1,085,417
Capital One Multi-Asset Execution Trust 2016-A1	0.988%	#	2/15/2022	2,606	2,618,054
Chase Issuance Trust 2014-A1	1.15%		1/15/2019	8,224	8,224,911
Chase Issuance Trust 2015-A2	1.59%		2/18/2020	790	793,038
Chase Issuance Trust 2016-A5	1.27%		7/15/2021	3,448	3,415,690
Citibank Credit Card Issuance Trust 2014-A2	1.02%		2/22/2019	5,932	5,933,303
Discover Card Execution Note Trust 2014-A3	1.22%		10/15/2019	8,540	8,546,140
Discover Card Execution Note Trust 2014-A5 A	1.39%		4/15/2020	491	491,835
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	1,397	1,423,630
Total					41,630,860

Other 8.23%
Ally Master Owner Trust 2012-5 A	1.54%		9/15/2019	3,330	3,337,026
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	3,199	3,206,527
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	1.10%	#	4/16/2021	339	339,251
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	765	763,982
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	784	778,850
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	506	500,307
Ballyrock CLO Ltd. 2016-1A A†	2.406%	#	10/15/2028	2,850	2,856,516
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	2.032%	#	4/18/2025	1,500	1,498,536
Carlyle Global Market Strategies CLO Ltd. 2013-4A A2R†	2.40%	#	10/15/2025	4,500	4,503,335
Carlyle Global Market Strategies CLO Ltd. 2014-2A A†	2.376%	#	5/15/2025	2,250	2,248,903
Cent CLO Ltd. 2013-17A A1†	2.187%	#	1/30/2025	1,700	1,700,850
Cent CLO Ltd. 2013-18A A†	2.002%	#	7/23/2025	600	597,013

62	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
CIFC Funding II Ltd. 2014-2A A1L†	2.41%	#	5/24/2026	$4,450	$4,447,972
CNH Equipment Trust 2014-C A3	1.05%		11/15/2019	672	671,748
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	1,294	1,300,282
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	904	905,836
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	249	249,086
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	467	465,909
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	619	618,304
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	2,777	2,799,623
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	3,250	3,249,373
Engs Commercial Finance Trust 2016-1A A1†	1.25%		11/22/2017	3,050	3,050,499
Ford Credit Floorplan Master Owner Trust 2012-2 A	1.92%		1/15/2019	3,207	3,209,967
Ford Credit Floorplan Master Owner Trust 2014-1 A1	1.20%		2/15/2019	2,005	2,005,337
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	1,385	1,380,693
Hempstead CLO LP 2013-1A A1†	2.38%	#	1/15/2026	3,500	3,504,321
JFIN Revolver CLO 2013-1A A†	2.131%	#	1/20/2021	469	469,999
JFIN Revolver CLO Ltd. 2014-2A A2†	2.211%	#	2/20/2022	635	633,616
JFIN Revolver CLO Ltd. 2015-3A A1†	2.381%	#	4/20/2023	1,568	1,570,004
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	458	457,889
KKR CLO Ltd. 11-A†	2.40%	#	4/15/2027	3,150	3,155,534
KKR CLO Ltd. 15-A1A†	2.353%	#	10/18/2028	2,500	2,504,804
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	1,885	1,887,365
Leaf Receivables Funding 11 LLC 2016-1 A1†	1.00%		6/15/2017	1,740	1,739,573
Macquarie Equipment Funding Trust 2014-A A3†	1.23%		7/20/2021	1,895	1,890,892
Marathon CLO IV Ltd. 2012-4A A1†	2.301%	#	5/20/2023	1,721	1,721,466
MMAF Equipment Finance LLC 2016-AA A5†	2.21%		12/15/2032	1,145	1,132,440
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	946	942,203
NZCG Funding Ltd. 2015-2A A1†	2.436%	#	4/27/2027	1,500	1,502,344
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	3,000	2,998,916
Oaktree EIF I Series Ltd. 2015-A1 B†	3.482%	#	10/18/2027	3,250	3,280,480
OHA Loan Funding Ltd. 2015-1A A†	2.406%	#	2/15/2027	3,000	3,009,885
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	1,101	1,119,491
OZLM Funding Ltd. 2012-1A A2R†	3.232%	#	7/22/2027	3,900	3,906,425
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021	658	657,987
Shackleton CLO Ltd. 2014-5A A†	2.381%	#	5/7/2026	300	300,869
Sheridan Square CLO Ltd. 2013-1A A1†	1.93%	#	4/15/2025	2,500	2,494,427
SLM Private Education Loan Trust 2010-A 2A†	3.788%	#	5/16/2044	1,066	1,108,441
SLM Private Education Loan Trust 2012-A A1†	1.938%	#	8/15/2025	66	66,346
SLM Private Education Loan Trust 2012-E A1†	1.288%	#	10/16/2023	264	264,103

See Notes to Financial Statements.	63

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Sound Point CLO IV Ltd. 2013-3A A†	2.251%	#	1/21/2026	$2,000	$1,997,488
Stone Tower CLO VI Ltd. 2007-6A A2B†	1.20%	#	4/17/2021	25	25,428
Tryon Park CLO Ltd. 2013-1A A1†	2.00%	#	7/15/2025	1,000	999,252
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026	2,000	2,002,351
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.312%	#	4/22/2019	1,161	1,163,002
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022	189	188,068
Total					95,381,134
Total Asset-Backed Securities (cost $279,512,796)					279,708,545

CORPORATE BONDS 17.35%

Automotive 0.45%
Ford Motor Co.	7.45%		7/16/2031	1,356	1,685,309
General Motors Co.	6.60%		4/1/2036	3,184	3,580,296
Total					5,265,605

Banks: Regional 4.15%
Banco de Credito e Inversiones (Chile)†(a)	4.00%		2/11/2023	533	546,779
Bank of America Corp.	4.20%		8/26/2024	1,716	1,747,574
Bank of America Corp.	4.25%		10/22/2026	2,144	2,163,716
Bank of America Corp.	4.45%		3/3/2026	940	967,676
Citigroup, Inc.	4.45%		9/29/2027	412	418,616
Citigroup, Inc.	5.50%		9/13/2025	2,728	2,987,455
Citigroup, Inc.	5.875%		2/22/2033	1,194	1,328,089
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	3,155	3,899,678
JPMorgan Chase & Co.	2.112%	#	10/24/2023	3,205	3,228,598
JPMorgan Chase & Co.	3.90%		7/15/2025	2,879	2,973,785
Lloyds Banking Group plc (United Kingdom)(a)	4.582%		12/10/2025	1,696	1,673,720
Morgan Stanley	3.125%		7/27/2026	1,279	1,227,829
Morgan Stanley	3.875%		1/27/2026	1,027	1,042,610
Morgan Stanley	4.00%		7/23/2025	2,870	2,945,561
Morgan Stanley	7.25%		4/1/2032	290	388,479
Santander UK plc (United Kingdom)(a)	7.95%		10/26/2029	2,530	3,006,867
Toronto-Dominion Bank (The) (Canada)(a)	3.625%	#	9/15/2031	791	762,567
UBS Group Funding Jersey Ltd. (Jersey)†(a)	4.125%		4/15/2026	4,016	4,061,457
Wells Fargo & Co.	3.00%		10/23/2026	2,539	2,432,585
Wells Fargo & Co.	4.10%		6/3/2026	793	807,901
Wells Fargo Bank NA	5.85%		2/1/2037	5,275	6,193,831
Wells Fargo Bank NA	6.60%		1/15/2038	883	1,127,665

64	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Westpac Banking Corp. (Australia)(a)	4.322%	#	11/23/2031	$2,122	$2,109,512
Total					48,042,550

Beverages 0.52%
Anheuser-Busch InBev Finance, Inc.	4.70%		2/1/2036	4,967	5,225,219
Becle SA de CV (Mexico)†(a)	3.75%		5/13/2025	800	769,217
Total					5,994,436

Chemicals 0.40%
Basell Finance Co. BV (Netherlands)†(a)	8.10%		3/15/2027	1,787	2,314,165
Equate Petrochemical BV (Netherlands)†(a)	4.25%		11/3/2026	1,900	1,798,228
Mexichem SAB de CV (Mexico)†(a)	4.875%		9/19/2022	550	558,250
Total					4,670,643

Computer Hardware 0.43%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	6.02%		6/15/2026	1,950	2,055,084
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	8.10%		7/15/2036	610	696,586
Hewlett-Packard Enterprise Co.†	5.15%		10/15/2025	2,163	2,216,482
Total					4,968,152

Drugs 0.35%
Forest Laboratories LLC†	5.00%		12/15/2021	2,994	3,237,448
Mylan NV†	3.95%		6/15/2026	850	799,977
Total					4,037,425

Electric: Power 1.03%
AES Gener SA (Chile)†(a)	5.00%		7/14/2025	400	396,950
Appalachian Power Co.	7.00%		4/1/2038	1,063	1,397,746
Berkshire Hathaway Energy Co.	6.50%		9/15/2037	1,357	1,743,558
Dominion Resources, Inc.	7.00%		6/15/2038	936	1,203,444
Exelon Generation Co. LLC	5.60%		6/15/2042	2,286	2,204,099
Massachusetts Electric Co.†	4.004%		8/15/2046	1,317	1,257,108
PPL Electric Utilities Corp.	5.20%		7/15/2041	554	637,967
Public Service Co. of New Mexico	7.95%		5/15/2018	1,092	1,183,977
Texas-New Mexico Power Co.†	9.50%		4/1/2019	1,650	1,905,755
Total					11,930,604

Electrical Equipment 0.14%
QUALCOMM, Inc.	4.65%		5/20/2035	1,557	1,643,859

Engineering & Contracting Services 0.05%
Mexico City Airport Trust (Mexico)†(a)	4.25%		10/31/2026	550	528,000

See Notes to Financial Statements.	65

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services 1.06%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	$370	$351,254
Affiliated Managers Group, Inc.	4.25%	2/15/2024	715	722,751
GE Capital International Funding Co. Unlimited Co. (Ireland)(a)	4.418%	11/15/2035	2,485	2,591,815
International Lease Finance Corp.	5.875%	4/1/2019	1,876	2,002,630
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,021	2,099,314
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	2,342	2,659,639
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	1,835	1,855,625
Total				12,283,028

Health Care Services 0.11%
Aetna, Inc.	4.25%	6/15/2036	1,341	1,336,376

Insurance 0.49%
Lincoln National Corp.	6.30%	10/9/2037	260	298,302
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	3,232	3,458,922
Willis North America, Inc.	7.00%	9/29/2019	1,675	1,868,943
Total				5,626,167

Investment Management Companies 0.04%
GrupoSura Finance SA†	5.50%	4/29/2026	450	454,500

Leisure 0.13%
Carnival plc(a)	7.875%	6/1/2027	1,230	1,557,114

Machinery: Agricultural 0.18%
Reynolds American, Inc.	8.125%	5/1/2040	1,550	2,042,671

Manufacturing 0.15%
Trinity Industries, Inc.	4.55%	10/1/2024	1,771	1,696,099

Media 1.64%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,268	1,503,606
21st Century Fox America, Inc.	6.90%	8/15/2039	777	985,702
Charter Communications Operating LLC/Charter Communications Operating Capital†	6.384%	10/23/2035	1,007	1,126,950
Comcast Corp.	6.95%	8/15/2037	1,356	1,837,216
Cox Communications, Inc.†	8.375%	3/1/2039	2,399	2,952,270
Discovery Communications LLC	6.35%	6/1/2040	1,000	1,042,067
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	1,034	1,026,245
Globo Comunicacao e Participacoes SA (Brazil) (7.25%after 5/11/2017)†~(a)	5.307%	5/11/2022	1,855	1,855,000

66	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Grupo Televisa SAB (Mexico)(a)	6.625%	1/15/2040	$1,000	$1,036,220
Time Warner Cable, Inc.	7.30%	7/1/2038	1,864	2,229,178
Time Warner Entertainment Co. LP	8.375%	7/15/2033	975	1,257,150
Time Warner, Inc.	7.625%	4/15/2031	203	269,093
Viacom, Inc.	4.85%	12/15/2034	187	179,459
Viacom, Inc.	6.875%	4/30/2036	1,488	1,697,537
Total				18,997,693

Metals & Minerals: Miscellaneous 0.44%
Barrick International Barbados Corp. (Barbados)†(a)	6.35%	10/15/2036	1,250	1,313,006
Glencore Finance Canada Ltd. (Canada)†(a)	6.00%	11/15/2041	2,449	2,383,071
Glencore Funding LLC†	4.625%	4/29/2024	252	253,880
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	1,133	1,115,690
Total				5,065,647

Natural Gas 0.21%
Dominion Gas Holdings LLC	4.60%	12/15/2044	2,506	2,491,438

Oil 0.98%
Eni SpA (Italy)†(a)	5.70%	10/1/2040	4,725	4,715,720
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	246	251,108
Kerr-McGee Corp.	7.125%	10/15/2027	237	253,673
Kerr-McGee Corp.	7.875%	9/15/2031	1,633	2,013,309
Shell International Finance BV (Netherlands)(a)	6.375%	12/15/2038	1,564	1,981,981
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	4.00%	8/15/2026	875	815,937
Valero Energy Corp.	10.50%	3/15/2039	912	1,363,259
Total				11,394,987

Oil: Crude Producers 1.48%
Enbridge Energy Partners LP	9.875%	3/1/2019	2,125	2,421,080
Energy Transfer Partners LP	6.625%	10/15/2036	1,203	1,265,839
Energy Transfer Partners LP	7.50%	7/1/2038	2,124	2,396,603
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	2,710	2,958,699
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	652	726,290
Kinder Morgan Energy Partners LP	7.50%	11/15/2040	423	483,322
Kinder Morgan, Inc.	7.75%	1/15/2032	2,834	3,364,474
Kinder Morgan, Inc.	7.80%	8/1/2031	365	433,765
Ruby Pipeline LLC†	6.00%	4/1/2022	2,980	3,073,727
Total				17,123,799

See Notes to Financial Statements.	67

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.33%
Halliburton Co.	6.70%	9/15/2038	$326	$398,328
Halliburton Co.	7.45%	9/15/2039	772	1,022,400
National Oilwell Varco, Inc.	2.60%	12/1/2022	952	877,383
Oceaneering International, Inc.	4.65%	11/15/2024	1,546	1,501,996
Total				3,800,107

Real Estate Investment Trusts 0.72%
EPR Properties	5.25%	7/15/2023	4,129	4,300,333
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	25	25,381
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,533	2,611,148
PLA Administradora Industrial S de RL de CV (Mexico)†(a)	5.25%	11/10/2022	1,458	1,403,325
Totalq				8,340,187

Technology 0.67%
Alibaba Group Holding Ltd. (China)(a)	3.60%	11/28/2024	1,950	1,931,144
Amazon.com, Inc.	4.80%	12/5/2034	4,110	4,485,782
Baidu, Inc. (China)(a)	3.50%	11/28/2022	478	483,314
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	900	923,667
Total				7,823,907

Telecommunications 0.98%
AT&T, Inc.	6.00%	8/15/2040	3,604	3,977,292
AT&T, Inc.	6.50%	9/1/2037	2,390	2,720,714
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	900	887,062
Verizon Communications, Inc.	4.40%	11/1/2034	1,641	1,603,239
Verizon Communications, Inc.	5.05%	3/15/2034	1,208	1,267,142
Verizon Communications, Inc.	6.40%	9/15/2033	801	959,671
Total				11,415,120

Utilities 0.22%
Aquarion Co.†	4.00%	8/15/2024	2,500	2,508,562
Total Corporate Bonds (cost $202,174,603)				201,038,676

FOREIGN GOVERNMENT OBLIGATIONS 1.78%

Bahamas 0.06%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029	588	652,039

Bermuda 0.11%
Government of Bermuda†	3.717%	1/25/2027	1,400	1,337,000

68	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cayman Islands 0.07%
Cayman Islands Government†	5.95%	11/24/2019	$700	$791,000

Chile 0.13%
Republic of Chile(a)	3.125%	1/21/2026	1,513	1,505,435

Indonesia 0.04%
Republic of Indonesia†(a)	5.875%	1/15/2024	400	450,562

Lithuania 0.10%
Republic of Lithuania†(a)	7.375%	2/11/2020	1,060	1,215,290

Mexico 0.50%
United Mexican States(a)	4.00%	10/2/2023	5,780	5,780,000

Panama 0.10%
Republic of Panama(a)	4.00%	9/22/2024	768	788,160
Republic of Panama(a)	6.70%	1/26/2036	300	369,750
Total				1,157,910

Peru 0.05%
Republic of Peru(a)	4.125%	8/25/2027	520	545,350

Qatar 0.12%
State of Qatar†(a)	3.25%	6/2/2026	1,450	1,418,316

Saudi Arabia 0.15%
Saudi International Bond†(a)	3.25%	10/26/2026	1,900	1,799,085

Slovenia 0.04%
Republic of Slovenia†(a)	5.25%	2/18/2024	471	523,991

Trinidad And Tobago 0.02%
Republic of Trinidad & Tobago†(a)	4.375%	1/16/2024	200	196,294

Turkey 0.23%
Republic of Turkey(a)	5.625%	3/30/2021	658	676,094
Republic of Turkey(a)	5.75%	3/22/2024	1,940	1,957,340
Total				2,633,434

Uruguay 0.06%
Republic of Uruguay PIK(a)	7.875%	1/15/2033	538	688,640
Total Foreign Government Obligations (cost $21,393,390)				20,694,346

See Notes to Financial Statements.	69

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.03%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.338%	#	2/25/2032	$12,701	$2,103,722
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	322	321,998
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	4,864	4,896,779
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	3,623	3,685,147
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	895	904,812
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $12,126,110)					11,912,458

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 28.67%
Federal Home Loan Mortgage Corp.	0.75%		4/9/2018	33,259	33,131,186
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018	18,239	18,181,802
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046 - 3/1/2046	9,963	10,276,311
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	4,538	4,847,312
Federal Home Loan Mortgage Corp.	5.00%		11/1/2017 - 6/1/2026	1,796	1,899,783
Federal National Mortgage Assoc.(b)	3.00%		TBA	97,835	98,429,174
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 4/1/2046	59,740	61,689,755
Federal National Mortgage Assoc.(b)	3.50%		TBA	22,300	22,903,668
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 2/1/2045	18,616	19,725,912
Federal National Mortgage Assoc.(b)	4.00%		TBA	31,000	32,658,985
Federal National Mortgage Assoc.(b)	4.50%		TBA	20,000	21,577,735
Federal National Mortgage Assoc.	5.50%		9/1/2034 - 9/1/2036	6,075	6,838,320
Federal National Mortgage Assoc.	6.50%		1/1/2036	49	58,412
Total Government Sponsored Enterprises Pass-Throughs (cost $336,111,346)					332,218,355

MUNICIPAL BONDS 0.41%

Miscellaneous
Municipal Elec Auth of Georgia	7.055%		4/1/2057	1,675	1,914,123
North Texas Tollway Auth	8.91%		2/1/2030	1,797	2,121,736
Pennsylvania	5.35%		5/1/2030	650	712,023
Total Municipal Bonds (cost $4,532,418)					4,747,882

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.67%
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	324	320,935
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.439%	#	5/10/2047	24,422	1,673,624

70	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	$3,025	$2,072,815
Citigroup Commercial Mortgage Trust 2016-P3 C	4.998%	#	4/15/2049	900	919,446
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#	4/15/2049	709	504,736
Citigroup Commercial Mortgage Trust 2016-P4 C	4.134%	#	7/10/2049	1,443	1,369,793
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.425%	#	8/10/2047	4,323	258,250
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.801%	#	10/10/2053	1,000	992,229
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.801%	#	10/10/2053	2,000	1,590,210
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	620	617,898
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.591%	#	7/10/2050	1,138	985,365
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.259%	#	10/15/2034	2,925	2,936,320
CSAIL Commercial Mortgage Trust 2015-C2 C	4.352%	#	6/15/2057	325	310,735
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	895	800,885
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2034	953	951,544
GS Mortgage Securities Trust 2014-GC26 D†	4.661%	#	11/10/2047	403	323,294
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	685	683,466
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410	2,430,590
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#	8/5/2034	2,231	2,105,607
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.353%	#	4/15/2047	4,775	179,639
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.429%	#	4/15/2047	1,381	28,949
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D†	4.07%	#	1/15/2048	387	307,730
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.454%	#	7/15/2048	573	506,131
Sequoia Mortgage Trust 2012-4 A3	2.069%	#	9/25/2042	719	678,184
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#	1/5/2043	250	249,445
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.273%	#	5/15/2048	2,000	1,498,772
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#	7/15/2048	1,850	1,767,712
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.045%	#	1/15/2059	1,524	1,134,206

See Notes to Financial Statements.	71

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.338%	#	5/15/2047	$9,562	$535,837
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.733%	#	5/15/2047	1,909	75,573
WF-RBS Commercial Mortgage Trust 2014-C23 C	3.994%	#	10/15/2057	550	555,906
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.838%	#	10/15/2057	24,541	874,799
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%	#	10/15/2057	36,416	690,134
Total Non-Agency Commercial Mortgage-Backed Securities (cost $31,210,442)					30,930,759

U.S. TREASURY OBLIGATIONS 35.97%
U.S. Treasury Bond	2.25%		8/15/2046	63,919	54,093,947
U.S. Treasury Note	0.875%		10/15/2017	12,737	12,741,229
U.S. Treasury Note	1.25%		11/15/2018	85,690	85,914,251
U.S. Treasury Note	1.25%		3/31/2021	6,264	6,127,219
U.S. Treasury Note	1.25%		10/31/2021	31,262	30,369,314
U.S. Treasury Note	1.375%		6/30/2018	15,196	15,276,721
U.S. Treasury Note	1.375%		5/31/2021	37,357	36,688,646
U.S. Treasury Note	1.625%		11/30/2021	62,621	62,394,750
U.S. Treasury Note	1.75%		10/31/2020	4,106	4,118,913
U.S. Treasury Note	2.00%		11/15/2026	40,101	38,805,537
U.S. Treasury Note	2.125%		8/15/2021	49,604	50,191,113
U.S. Treasury Note	2.625%		11/15/2020	19,350	20,043,504
Total U.S. Treasury Obligations (cost $421,582,723)					416,765,144
Total Long-Term Investments (cost $1,308,643,828)					1,298,016,165

SHORT-TERM INVESTMENTS 4.19%

ASSET-BACKED SECURITY 0.03%

Other
Ascentium Equipment Receivables Trust 2016-1A A1† (cost $304,255)	0.95%		4/10/2017	304	304,242

COMMERCIAL PAPER 0.17%

Automotive
VW Credit, Inc. (cost $1,999,700)	Zero Coupon		12/7/2016	2,000	1,999,700

72	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2016

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 3.99%
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $46,960,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $47,194,800; proceeds: $46,264,575 (cost $46,264,537)	$46,265	$46,264,537
Total Short-Term Investments (cost $48,568,492)		48,568,479
Total Investments in Securities 116.21% (cost $1,357,212,320)		1,346,584,644
Liabilities in Excess of Other Assets(c) (16.21%)		(187,822,548)
Net Assets 100.00%		$1,158,762,096

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(c)	Liabilities in Excess of Other Assets include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
Ultra Long U.S. Treasury Bond	March 2017	18	Long	$2,905,312	$(5,516)
U.S. 5-Year Treasury Note	March 2017	197	Long	23,215,219	(1,893)
U.S. 10-Year Treasury Note	March 2017	38	Long	4,731,594	(14,612)
Totals				$30,852,125	$(22,021)

See Notes to Financial Statements.	73

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$91,976,890	$3,708,486	(4)(5)	$95,685,376
Remaining Industries	–	184,327,411	–		184,327,411
Corporate Bonds	–	201,038,676	–		201,038,676
Foreign Government Obligations	–	20,694,346	–		20,694,346
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	11,912,458	–		11,912,458
Government Sponsored Enterprises Pass-Throughs	–	332,218,355	–		332,218,355
Municipal Bonds	–	4,747,882	–		4,747,882
Non-Agency Commercial Mortgage-Backed Securities	–	30,930,759	–		30,930,759
U.S. Treasury Obligations	–	416,765,144	–		416,765,144
Commercial Paper	–	1,999,700	–		1,999,700
Repurchase Agreement	–	46,264,537	–		46,264,537
Total	$–	$1,342,876,158	$3,708,486		$1,346,584,644

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–		$–
Liabilities	(22,021)	–	–		(22,021)
Total	$(22,021)	$–	$–		$(22,021)

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Asset Backed Securities categorized as Level 3 investments include Engs Commercial Finance Trust 2016-1A A1 and PFS Financing Corp. 2016-BA A.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Asset-Backed
Investment Type	Securities
Balance as of December 1, 2015	$1,319,488
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	4,059,987
Sales	(351,501)
Net transfers in or out of Level 3	(1,319,488)
Balance as of November 30, 2016	$3,708,486

74	See Notes to Financial Statements.

Schedule of Investments

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 105.77%

ASSET-BACKED SECURITIES 26.43%

Automobiles 13.39%
AmeriCredit Automobile Receivables Trust 2013-1 C	1.57%	1/8/2019	$4	$3,553
AmeriCredit Automobile Receivables Trust 2014-1 B	1.68%	7/8/2019	44	44,088
AmeriCredit Automobile Receivables Trust 2014-2 A3	0.94%	2/8/2019	7	7,459
AmeriCredit Automobile Receivables Trust 2014-2 C	2.18%	6/8/2020	50	50,361
AmeriCredit Automobile Receivables Trust 2014-3 B	1.92%	11/8/2019	28	28,110
AmeriCredit Automobile Receivables Trust 2014-4 A3	1.27%	7/8/2019	19	19,084
AmeriCredit Automobile Receivables Trust 2016-2 A2A	1.42%	10/8/2019	7	7,273
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	11	10,997
Avis Budget Rental Car Funding AESOP LLC 2015-1A A†	2.50%	7/20/2021	100	99,750
BMW Vehicle Owner Trust 2013-A A4	1.12%	4/27/2020	4	3,936
California Republic Auto Receivables Trust 2014-3 B	2.66%	8/17/2020	9	9,073
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	43	42,779
California Republic Auto Receivables Trust 2015-4 A2†	1.60%	9/17/2018	11	11,223
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	25	25,186
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	25	25,692
California Republic Auto Receivables Trust 2016-1 A3	1.89%	5/15/2020	54	54,329
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	25	24,993
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	21	20,950
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	5	5,092
CarMax Auto Owner Trust 2014-4 C	2.44%	11/16/2020	22	22,117
CarMax Auto Owner Trust 2016-1 A2A	1.30%	4/15/2019	13	12,746

See Notes to Financial Statements.	75

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	$9	$8,991
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	18	17,904
Chrysler Capital Auto Receivables Trust 2016-AA A2†	1.47%	4/15/2019	11	10,834
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	66	66,188
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	47	46,765
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	4	4,034
Drive Auto Receivables Trust 2016-AA B†	3.17%	5/15/2020	15	15,147
Drive Auto Receivables Trust 2016-BA A2†	1.38%	8/15/2018	15	14,636
Drive Auto Receivables Trust 2016-BA A3†	1.67%	7/15/2019	21	21,022
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	7	7,014
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	18	18,032
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	4	4,004
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	6	6,166
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	14	13,798
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	30	30,289
Ford Credit Auto Owner Trust 2014-C A3	1.06%	5/15/2019	51	51,370
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	24	24,266
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	19	18,966
Honda Auto Receivables Owner Trust 2013-3 A4	1.13%	9/16/2019	6	5,901
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%	9/17/2018	14	14,294
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%	10/15/2018	65	64,986
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	18	17,978
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	21	21,045
Hyundai Auto Receivables Trust 2013-B A4	1.01%	2/15/2019	4	3,693
Mercedes-Benz Auto Receivables Trust 2015-1 A3	1.34%	12/16/2019	13	13,014
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%	3/15/2019	35	34,999
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%	10/15/2020	100	100,933
Santander Drive Auto Receivables Trust 2014-3 C	2.13%	8/17/2020	47	47,221
Santander Drive Auto Receivables Trust 2014-3 D	2.65%	8/17/2020	18	18,202
Santander Drive Auto Receivables Trust 2014-4 B	1.82%	5/15/2019	8	8,325
Santander Drive Auto Receivables Trust 2015-5 A3	1.58%	9/16/2019	11	11,018
Santander Drive Auto Receivables Trust 2016-2 A2A	1.38%	7/15/2019	10	10,042
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%	11/15/2019	12	12,006
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	7	6,982
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%	9/16/2019	53	53,062
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%	3/15/2022	10	10,046
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%	8/15/2022	10	10,186
TCF Auto Receivables Owner Trust 2016-1A A2†	1.39%	11/15/2019	23	22,992

76	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%		2/15/2022	$16	$15,911
Toyota Auto Receivables Owner Trust 2016-B A2A	1.02%		10/15/2018	25	24,989
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	34	33,754
Total					1,469,796

Credit Cards 2.24%
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	100	100,277
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	11	11,007
Capital One Multi-Asset Execution Trust 2016-A1	0.988%	#	2/15/2022	34	34,158
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	100	100,365
Total					245,807

Other 10.80%
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	52	52,122
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	7	6,991
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	2.38%	#	10/15/2026	250	250,092
CIFC Funding Ltd. 2014-5A A1R†	2.258%	#	1/17/2027	250	249,924
CNH Equipment Trust 2014-C A3	1.05%		11/15/2019	6	5,956
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	53	52,526
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	67	66,970
Engs Commercial Finance Trust 2016-1A A1†	1.25%		11/22/2017	90	89,668
Ford Credit Floorplan Master Owner Trust 2014-1 A1	1.20%		2/15/2019	18	18,003
Macquarie Equipment Funding Trust 2014-A A3†	1.23%		7/20/2021	51	51,188
NCF Dealer Floorplan Master Trust 2016-1A B†	6.062%	#	3/21/2022	5	4,898
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	100	100,018
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	100	100,915
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.312%	#	4/22/2019	100	100,172
Wells Fargo Dealer Floorplan Master Note Trust 2014-1 A	0.942%	#	7/20/2019	36	36,003
Total					1,185,446
Total Asset-Backed Securities (cost $2,895,089)					2,901,049

See Notes to Financial Statements.	77

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
CORPORATE BONDS 33.78%

Air Transportation 0.10%
Air Canada (Canada)†(a)	7.75%		4/15/2021		$10	$10,975

Auto Parts: Original Equipment 0.26%
MPG Holdco I, Inc.	7.375%		10/15/2022		13	13,390
TI Group Automotive Systems LLC†	8.75%		7/15/2023		15	15,525
Total						28,915

Automotive 0.97%
Ford Motor Co.	6.375%		2/1/2029		48	55,217
General Motors Co.	6.60%		4/1/2036		46	51,725
Total						106,942

Banks: Regional 4.63%
Bank of America Corp.	4.25%		10/22/2026		25	25,230
Bank of America Corp.	4.45%		3/3/2026		8	8,236
Bank of America Corp.	6.50%	#	–	(b)	56	58,349
Citigroup, Inc.	4.45%		9/29/2027		4	4,064
Citigroup, Inc.	5.95%	#	–	(b)	85	85,212
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		42	51,913
JPMorgan Chase & Co.	2.112%	#	10/24/2023		28	28,206
JPMorgan Chase & Co.	3.90%		7/15/2025		25	25,823
M&T Bank Corp.	5.125%	#	–	(b)	21	20,239
Macquarie Bank Ltd. (Australia)†(a)	6.625%		4/7/2021		16	18,098
Morgan Stanley	3.875%		1/27/2026		9	9,137
Morgan Stanley	4.00%		7/23/2025		17	17,448
Popular, Inc.	7.00%		7/1/2019		20	20,600
Royal Bank of Scotland Group plc (United Kingdom)(a)	6.125%		12/15/2022		40	41,499
Santander UK plc (United Kingdom)(a)	7.95%		10/26/2029		30	35,655
Toronto-Dominion Bank (The) (Canada)(a)	3.625%	#	9/15/2031		7	6,748
Wells Fargo Capital X	5.95%		12/15/2036		30	32,025
Westpac Banking Corp. (Australia)(a)	4.322%	#	11/23/2031		20	19,882
Total						508,364

Biotechnology Research & Production 0.18%
Amgen, Inc.	6.40%		2/1/2039		16	19,353

78	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building Materials 0.18%
Standard Industries, Inc.†	5.50%	2/15/2023	$7	$7,228
Vulcan Materials Co.	7.15%	11/30/2037	10	12,075
Total				19,303

Business Services 0.22%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	5	5,163
Monitronics International, Inc.	9.125%	4/1/2020	20	18,800
Total				23,963

Chemicals 0.83%
Basell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	35	45,325
Dow Chemical Co. (The)	9.40%	5/15/2039	10	15,419
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	22	24,970
Valvoline, Inc.†	5.50%	7/15/2024	5	5,194
Total				90,908

Computer Hardware 0.83%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	6.02%	6/15/2026	15	15,808
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%	6/15/2024	7	7,653
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	8.10%	7/15/2036	14	15,987
Hewlett-Packard Enterprise Co.†	5.15%	10/15/2025	30	30,742
Leidos, Inc.	7.125%	7/1/2032	20	20,873
Total				91,063

Computer Software 0.47%
Camelot Finance SA (Luxembourg)†(a)	7.875%	10/15/2024	4	4,100
MSCI, Inc.†	5.75%	8/15/2025	25	26,375
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	19	21,090
Total				51,565

Construction/Homebuilding 0.18%
PulteGroup, Inc.	5.50%	3/1/2026	20	19,900

Containers 0.56%
PaperWorks Industries, Inc.†	9.50%	8/15/2019	12	9,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	35	36,050
Sealed Air Corp.†	5.50%	9/15/2025	15	15,525
Total				61,475

See Notes to Financial Statements.	79

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs 0.13%
Mylan NV†	3.95%		6/15/2026	$15	$14,117

Electric: Power 1.23%
Appalachian Power Co.	7.00%		4/1/2038	10	13,149
Cleco Corporate Holdings LLC†	3.743%		5/1/2026	15	14,773
Dominion Resources, Inc.	7.00%		6/15/2038	35	45,001
Exelon Generation Co. LLC	5.60%		6/15/2042	35	33,746
PPL Electric Utilities Corp.	5.20%		7/15/2041	6	6,909
Puget Sound Energy, Inc.	6.974%	#	6/1/2067	25	21,313
Total					134,891

Electrical Equipment 0.13%
QUALCOMM, Inc.	4.65%		5/20/2035	14	14,781

Electronics 0.24%
Jabil Circuit, Inc.	8.25%		3/15/2018	25	26,965

Entertainment 0.16%
Eldorado Resorts, Inc.	7.00%		8/1/2023	4	4,250
Mohegan Tribal Gaming Authority†	7.875%		10/15/2024	13	13,065
Total					17,315

Financial Services 1.02%
Affiliated Managers Group, Inc.	3.50%		8/1/2025	4	3,797
Affiliated Managers Group, Inc.	4.25%		2/15/2024	6	6,065
CIT Group, Inc.	6.00%		4/1/2036	15	14,625
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%		10/1/2020	15	15,413
Navient Corp.	4.875%		6/17/2019	25	25,750
Navient Corp.	6.625%		7/26/2021	5	5,231
NFP Corp.†	9.00%		7/15/2021	15	15,581
OM Asset Management plc (United Kingdom)(a)	4.80%		7/27/2026	11	10,491
Scottrade Financial Services, Inc.†	6.125%		7/11/2021	13	14,763
Total					111,716

Food 0.22%
Kraft Heinz Foods Co.	6.875%		1/26/2039	10	12,687
Post Holdings, Inc.†	8.00%		7/15/2025	10	11,278
Total					23,965

Health Care Services 0.93%
Acadia Healthcare Co., Inc.	6.50%		3/1/2024	19	18,952
Aetna, Inc.	4.25%		6/15/2036	10	9,966

80	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Envision Healthcare Corp.	5.625%	7/15/2022	$20	$20,500
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	25	27,750
HCA, Inc.	7.50%	11/6/2033	15	15,975
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	2	2,108
Surgical Care Affiliates, Inc.†	6.00%	4/1/2023	7	7,175
Total				102,426

Household Equipment/Products 0.24%
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	10	10,188
Scotts Miracle-Gro Co. (The)†	6.00%	10/15/2023	15	15,937
Total				26,125

Insurance 0.96%
Lincoln National Corp.	6.30%	10/9/2037	4	4,589
Protective Life Corp.	8.45%	10/15/2039	25	33,079
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	50	53,510
Trinity Acquistion plc (United Kingdom)(a)	4.40%	3/15/2026	14	14,209
Total				105,387

Leisure 0.63%
Carnival plc	7.875%	6/1/2027	10	12,659
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	30	35,700
Vista Outdoor, Inc.	5.875%	10/1/2023	20	20,900
Total				69,259

Lodging 0.53%
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	20	21,500
MGM Resorts International	6.00%	3/15/2023	25	26,938
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	10	10,000
Total				58,438

Machinery: Agricultural 0.08%
Reynolds American, Inc.	5.70%	8/15/2035	8	9,203

Machinery: Industrial/Specialty 0.18%
Gardner Denver, Inc.†	6.875%	8/15/2021	20	19,800

See Notes to Financial Statements.	81

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.59%
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	$14	$13,440
General Electric Co.	6.75%	3/15/2032	10	13,172
Trinity Industries, Inc.	4.55%	10/1/2024	40	38,308
Total				64,920

Media 3.38%
21st Century Fox America, Inc.	6.90%	8/15/2039	45	57,087
AMC Networks, Inc.	4.75%	12/15/2022	20	20,100
Cablevision Systems Corp.	5.875%	9/15/2022	20	18,700
Charter Communications Operating LLC/Charter Communications Operating Capital†	6.384%	10/23/2035	27	30,216
Cox Communications, Inc.†	8.375%	3/1/2039	12	14,767
Discovery Communications LLC	6.35%	6/1/2040	25	26,052
Nielsen Finance LLC/Nielsen Finance Co.†	5.00%	4/15/2022	20	20,475
Sirius XM Radio, Inc.†	6.00%	7/15/2024	20	20,850
Time Warner Cable, Inc.	6.55%	5/1/2037	53	59,328
Time Warner, Inc.	7.625%	4/15/2031	35	46,395
Townsquare Media, Inc.†	6.50%	4/1/2023	10	9,487
Viacom, Inc.	4.85%	12/15/2034	3	2,879
Viacom, Inc.	6.875%	4/30/2036	29	33,084
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020	11	11,399
Total				370,819

Metals & Minerals: Miscellaneous 0.59%
Aleris International, Inc.†	9.50%	4/1/2021	11	11,825
Coeur Mining, Inc.	7.875%	2/1/2021	5	5,212
Glencore Finance Canada Ltd. (Canada)†(a)	6.00%	11/15/2041	20	19,462
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	5	4,924
Teck Resources Ltd. (Canada)(a)	4.75%	1/15/2022	23	23,402
Total				64,825

Oil 2.76%
Bill Barrett Corp.	7.00%	10/15/2022	15	13,163
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	10	10,375
Citgo Holding, Inc.†	10.75%	2/15/2020	10	10,456
CITGO Petroleum Corp.†	6.25%	8/15/2022	10	10,200
Concho Resources, Inc.	6.50%	1/15/2022	20	20,800
Continental Resources, Inc.	4.90%	6/1/2044	23	19,665
Denbury Resources, Inc.	5.50%	5/1/2022	23	18,918

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%		11/29/2024	$20	$20,625
Helmerich & Payne International Drilling Co.	4.65%		3/15/2025	20	20,415
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%		12/1/2024	15	15,225
Kerr-McGee Corp.	7.875%		9/15/2031	35	43,151
MEG Energy Corp. (Canada)(a)	6.375%		1/30/2023	25	22,187
PDC Energy, Inc.	7.75%		10/15/2022	12	12,720
Precision Drilling Corp. (Canada)†(a)	7.75%		12/15/2023	6	6,105
Range Resources Corp.	4.875%		5/15/2025	25	23,750
Rice Energy, Inc.	6.25%		5/1/2022	17	17,468
Sanchez Energy Corp.	6.125%		1/15/2023	20	17,600
Total					302,823

Oil: Crude Producers 2.17%
Enbridge Energy Partners LP	8.05%	#	10/1/2037	15	13,556
Energy Transfer Partners LP	6.625%		10/15/2036	40	42,090
Energy Transfer Partners LP	7.50%		7/1/2038	8	9,027
Enterprise Products Operating LLC	5.75%		3/1/2035	20	21,135
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	30	29,950
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025	25	25,718
Kinder Morgan Energy Partners LP	7.50%		11/15/2040	46	52,560
Kinder Morgan, Inc.	7.75%		1/15/2032	17	20,182
Rockies Express Pipeline LLC†	6.875%		4/15/2040	20	20,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%		1/15/2025	4	4,060
Total					238,678

Oil: Integrated 0.14%
Transocean Proteus Ltd.†(c)	6.25%		12/1/2024	15	15,038

Oil: Integrated Domestic 1.21%
FTS International, Inc.†	8.35%	#	6/15/2020	27	25,684
National Oilwell Varco, Inc.	2.60%		12/1/2022	42	38,708
Oceaneering International, Inc.	4.65%		11/15/2024	40	38,861
Weatherford International Ltd.	9.875%		3/1/2039	30	29,250
Total					132,503

Paper & Forest Products 0.59%
Georgia-Pacific LLC	8.875%		5/15/2031	35	52,510
International Paper Co.	7.30%		11/15/2039	10	12,537
Total					65,047

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 1.87%
CBRE Services, Inc.	4.875%	3/1/2026	$25	$25,192
Communications Sales & Leasing, Inc./CSL Capital LLC	8.25%	10/15/2023	18	18,990
DuPont Fabros Technology LP	5.625%	6/15/2023	20	21,100
EPR Properties	5.25%	7/15/2023	35	36,452
Equinix, Inc.	5.875%	1/15/2026	33	34,320
HCP, Inc.	3.40%	2/1/2025	25	23,922
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	5.625%	5/1/2024	5	5,250
VEREIT Operating Partnership LP	3.00%	2/6/2019	40	40,012
Total				205,238

Retail 0.67%
CEC Entertainment, Inc.	8.00%	2/15/2022	17	17,127
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	10	7,900
New Albertson’s, Inc.	7.45%	8/1/2029	5	4,763
New Red Finance, Inc. (Canada)†(a)	6.00%	4/1/2022	5	5,225
PetSmart, Inc.†	7.125%	3/15/2023	20	20,525
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	18	17,906
Total				73,446

Retail: Specialty 0.05%
Revlon Consumer Products Corp.	6.25%	8/1/2024	6	6,000

Technology 0.82%
Amazon.com, Inc.	4.80%	12/5/2034	40	43,658
Expedia, Inc.	5.00%	2/15/2026	10	10,299
Netflix, Inc.†	4.375%	11/15/2026	15	14,625
Netflix, Inc.	5.75%	3/1/2024	20	21,200
Total				89,782

Telecommunications 2.43%
AT&T, Inc.	6.00%	8/15/2040	113	124,704
Sprint Corp.	7.125%	6/15/2024	20	19,938
T-Mobile USA, Inc.	6.50%	1/15/2026	20	21,650
U.S. Cellular Corp.	6.70%	12/15/2033	30	29,550
Verizon Communications, Inc.	4.40%	11/1/2034	13	12,701
Verizon Communications, Inc.	5.05%	3/15/2034	12	12,587
Verizon Communications, Inc.	5.85%	9/15/2035	32	36,405
Verizon Communications, Inc.	6.40%	9/15/2033	8	9,585
Total				267,120

84	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation: Miscellaneous 0.19%
Florida East Coast Holdings Corp.†	6.75%		5/1/2019	$5	$5,175
Florida East Coast Holdings Corp.†	9.75%		5/1/2020	15	15,338
Total					20,513

Utilities 0.23%
Aquarion Co.†	4.00%		8/15/2024	25	25,086
Total Corporate Bonds (cost $3,598,157)					3,708,952

FLOATING RATE LOANS(d) 0.14%

Electrical Equipment 0.01%
MKS Instruments, Inc. Tranche B2 Term Loan	4.25%		5/1/2023	1	812

Food 0.04%
Amplify Snack Brands, Inc. Term Loan	6.50%		9/2/2023	5	4,912

Retail 0.09%
J. Crew Group, Inc. Initial Term Loan	4.00%		3/5/2021	15	9,708
Total Floating Rate Loans (cost $17,525)					15,432

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 16.58%
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046 - 3/1/2046	83	84,886
Federal National Mortgage Assoc.(e)	3.00%		TBA	770	776,109
Federal National Mortgage Assoc.	3.50%		11/1/2045 - 4/1/2046	375	387,329
Federal National Mortgage Assoc.(e)	3.50%		TBA	90	92,436
Federal National Mortgage Assoc.(e)	4.00%		TBA	250	263,379
Federal National Mortgage Assoc.(e)	4.50%		TBA	200	215,777
Total Government Sponsored Enterprises Pass-Throughs (cost $1,846,399)					1,819,916

MUNICIPAL BONDS 0.32%

Miscellaneous
North Texas Tollway Auth	8.91%		2/1/2030	25	29,518
Pennsylvania	5.35%		5/1/2030	5	5,477
Total Municipal Bonds (cost $35,153)					34,995

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.17%
1345 Avenue of the Americas & Park Avenue Plaza Trust 2005-1 A3†	5.278%		8/10/2035	50	56,932
Banc of America Commercial Mortgage Trust 2007-2 AM	5.81%	#	4/10/2049	100	100,603

See Notes to Financial Statements.	85

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	$60	$60,651
BBCMS Trust 2015-SRCH A2†	4.197%		8/10/2035	100	108,082
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.90%	#	12/10/2049	50	50,903
Citigroup Commercial Mortgage Trust 2016-P3 C	4.998%	#	4/15/2049	10	10,216
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#	4/15/2049	10	7,119
Citigroup Commercial Mortgage Trust 2016-P4 C	4.134%	#	7/10/2049	12	11,391
Commercial Mortgage Pass-Through Certificates 2014-UBS2 AM	4.199%		3/10/2047	50	52,561
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#	12/10/2047	50	52,182
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	50	49,830
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.591%	#	7/10/2050	10	8,659
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.591%	#	7/10/2050	100	74,512
Credit Suisse Mortgage Capital Certificates 2015-GLPB D†	3.938%	#	11/15/2034	100	98,148
GS Mortgage Securities Trust 2014-GC26 C	4.661%	#	11/10/2047	50	49,518
GS Mortgage Securities Trust 2014-GC26 D†	4.661%	#	11/10/2047	60	48,133
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT A†	1.983%	#	10/15/2033	30	30,087
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	#	7/15/2045	19	19,388
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	6	5,580
Wells Fargo Commercial Mortgage Trust 2013-LC12 B	4.432%	#	7/15/2046	50	53,365
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.273%	#	5/15/2048	60	44,963
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#	7/15/2048	22	21,021
WF-RBS Commercial Mortgage Trust 2012-C8 C	5.06%	#	8/15/2045	50	52,005
WF-RBS Commercial Mortgage Trust 2013-C12 C	4.417%	#	3/15/2048	50	51,211
Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,123,530)					1,117,060

U.S. TREASURY OBLIGATIONS 18.35%
U.S. Treasury Bond	2.25%		8/15/2046	178	150,639
U.S. Treasury Note	1.25%		10/31/2021	206	200,118
U.S. Treasury Note	1.375%		6/30/2018	664	667,527

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Note	1.375%	5/31/2021	$237	$232,760
U.S. Treasury Note	1.625%	11/30/2021	275	274,006
U.S. Treasury Note	2.00%	11/15/2026	177	171,282
U.S. Treasury Note	2.125%	8/15/2021	314	317,717
Total U.S. Treasury Obligations (cost $2,041,073)				2,014,049
Total Long-Term Investments (cost $11,556,926)				11,611,453

SHORT-TERM INVESTMENTS 5.02%

ASSET-BACKED SECURITY 0.02%

Other
Ascentium Equipment Receivables Trust 2016-1A A1† (cost $2,354)	0.95%	4/10/2017	2	2,354

REPURCHASE AGREEMENT 5.00%
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $560,000 of Federal Farm Credit Banks at 1.125% due 9/22/2017; value: $562,800; proceeds: $549,127 (cost $549,126)			549	549,126
Total Short-Term Investments (cost $551,480)				551,480
Total Investments in Securities 110.79% (cost $12,108,406)				12,162,933
Liabilities in Excess of Cash and Other Assets(f) (10.79%)				(1,184,644)
Net Assets 100.00%				$10,978,289

PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Securities purchased on a when-issued basis (See Note 2(i)).
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps and futures contracts as follows:

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

Centrally Cleared Credit Default Swaps on Indexes–Sell Protection at November 30, 2016(1):

Referenced Index*	Fund Pays	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Depreciation(4)
Markit CDX.NA.EM.S26(5)	1.00%	12/20/2021	$925,000	$855,673	$(53,499)	$(15,828)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of emerging market sovereign issuers. (See Note 2(q)).
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) recieve a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(q)).
(4)	Total unrealized appreciation on Credit Default Swaps on indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $15,828.
(5)	Central Clearinghouse: Credit Suisse.

Credit Default Swaps on Indexes–Buy Protection at November 30, 2016(1):

Referenced Index	Fund Receives	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Depreciation(4)	Credit Default Swap Agreements Receivable at Fair Value(5)
Markit CMBX.NA.AAA.9(7)(8)	.50%	9/17/2058	$780,000	$802,201	$46,151	$(23,950)	$22,201

Credit Default Swaps on Indexes–Sell Protection at November 30, 2016(1):

Referenced Index	Fund Receives	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation/ Depreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX.NA.AA.8(6)(7)	1.50%	10/17/2057	$200,000	$192,378	$(7,923)	$301	$(7,622)
Markit CMBX.NA.A.8(7)(8)	2.00%	10/17/2057	175,000	162,903	(10,508)	(1,589)	(12,097)
					$(18,431)	$(1,288)	$(19,719)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received/paid are presented net of amortization (See Note 2(q)).

88	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2016

(4)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $301. Total unrealized depreciation on Credit Default Swaps in Indexes amounted to $25,539.
(5)	Includes upfront payments received/paid.
(6)	Swap Counterparty: Bank of America.
(7)	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities. (See Note 2(q)).
(8)	Swap Counterparty: Morgan Stanley.

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2017	1	Short	$(151,281)	$1,045
U.S. 10-Year Treasury Note	March 2017	3	Short	(373,547)	1,354
Totals				$(524,828)	$2,399

Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2017	16	Long	$1,885,500	$(154)

See Notes to Financial Statements.	89

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$848,208	$339,592	(4)(5)	$1,187,800
Remaining Industries	–	1,715,603	–		1,715,603
Corporate Bonds	–	3,708,952	–		3,708,952
Floating Rate Loans	–	15,432	–		15,432
Government Sponsored Enterprises Pass-Throughs	–	1,819,916	–		1,819,916
Municipal Bonds	–	34,995	–		34,995
Non-Agency Commercial Mortgage-Backed Securities	–	1,117,060	–		1,117,060
U.S. Treasury Obligations	–	2,014,049	–		2,014,049
Repurchase Agreement	–	549,126	–		549,126
Total	$–	$11,823,341	$339,592		$12,162,933
Other Financial Instruments
Credit Default Swaps
Assets	$–	$22,201	$–		$22,201
Liabilities	–	(19,719)	–		(19,719)
Futures Contracts
Assets	2,399	–	–		2,399
Liabilities	(154)	–	–		(154)
Total	$2,245	$2,482	$–		$4,727

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Asset Backed Securities categorized as Level 3 investments include CIFC Funding Ltd. 2014-5A A1R and Engs Commercial Finance Trust 2016-1A A1.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities
Balance as of December 2, 2015	$–
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	(76)
Purchases	350,000
Sales	(10,332)
Net transfers in or out of Level 3	–
Balance as of November 30, 2016	$339,592

90	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 97.08%

ASSET-BACKED SECURITIES 0.04%

Financial
ALM V Ltd. 2012-5A CR†	4.782%	#	10/18/2027		$2,000	$2,009,795
Anchorage Capital CLO 9 Ltd. 2016-9A D†(a)	4.983%	#	1/15/2029		2,000	1,935,200
Total Asset-Backed Securities (cost $3,913,541)						3,944,995

COMMON STOCKS 0.06%

				Shares (000)

Energy 0.06%
Templar Energy LLC Class A Units					747	5,041,781

Metals/Minerals 0.00%
Mirabela Nickel Ltd.*(b)				AUD	8,607	63,557
Total Common Stocks (cost $8,090,733)						5,105,338

				Principal Amount (000)

CORPORATE BONDS 7.93%

Chemicals 0.49%
Chemours Co. (The)	7.00%		5/15/2025		$9,490	9,395,100
Grupo Idesa SA de CV (Mexico)†(c)	7.875%		12/18/2020		3,400	3,077,000
Hexion, Inc.	6.625%		4/15/2020		5,465	4,727,225
Hexion, Inc.	8.875%		2/1/2018		3,410	3,316,225
Platform Specialty Products Corp.†	6.50%		2/1/2022		5,320	5,266,800
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%		1/15/2021		2,500	2,425,000
Rain CII Carbon LLC/CII Carbon Corp.†(b)	8.50%		1/15/2021	EUR	5,900	6,190,582
Tronox Finance LLC	6.375%		8/15/2020		$9,760	8,942,600
Total						43,340,532

Consumer Durables 0.07%
BlueLine Rental Finance Corp.†	7.00%		2/1/2019		6,260	6,040,900

Consumer Non-Durables 0.16%
Nature’s Bounty Co. (The)†	7.625%		5/15/2021		7,180	7,099,225
NES Rentals Holdings, Inc.†	7.875%		5/1/2018		7,420	7,382,900
Total						14,482,125

See Notes to Financial Statements.	91

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Energy 2.25%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.375%		9/15/2024	$9,008	$9,210,680
Bill Barrett Corp.	7.00%		10/15/2022	9,790	8,590,725
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%		11/15/2022	8,835	8,658,300
Bonanza Creek Energy, Inc.	6.75%		4/15/2021	4,893	2,568,825
Callon Petroleum Co.†	6.125%		10/1/2024	9,778	10,071,340
Chesapeake Energy Corp.	6.125%		2/15/2021	8,615	7,947,337
CITGO Petroleum Corp.†	6.25%		8/15/2022	6,721	6,855,420
Clayton Williams Energy, Inc.	7.75%		4/1/2019	4,950	4,999,500
Denbury Resources, Inc.	5.50%		5/1/2022	9,244	7,603,190
Eclipse Resources Corp.	8.875%		7/15/2023	12,040	12,220,600
Ensco plc (United kingdom)(c)	4.50%		10/1/2024	208	166,920
Ensco plc (United kingdom)(c)	5.20%		3/15/2025	12,562	10,206,625
Forum Energy Technologies, Inc.	6.25%		10/1/2021	8,284	8,180,450
FTS International, Inc.	6.25%		5/1/2022	4,875	3,266,250
FTS International, Inc.†	8.35%	#	6/15/2020	18,103	17,220,479
Noble Holding International Ltd.	7.20%		4/1/2025	14,675	11,648,281
Oasis Petroleum, Inc.	6.875%		3/15/2022	7,400	7,659,000
Precision Drilling Corp. (Canada)(c)	5.25%		11/15/2024	5,486	4,909,970
Precision Drilling Corp. (Canada)(c)	6.50%		12/15/2021	3,699	3,680,505
Precision Drilling Corp. (Canada)†(c)	7.75%		12/15/2023	2,716	2,763,530
Range Resources Corp.†	5.00%		3/15/2023	4,333	4,170,513
Range Resources Corp.†	5.875%		7/1/2022	2,431	2,455,310
Sanchez Energy Corp.	6.125%		1/15/2023	13,414	11,804,320
SESI LLC	6.375%		5/1/2019	7,329	7,274,032
Southern Star Central Corp.†	5.125%		7/15/2022	5,867	5,925,670
Transocean Proteus Ltd.†(a)	6.25%		12/1/2024	7,023	7,040,558
Unit Corp.	6.625%		5/15/2021	10,765	9,849,975
Total					196,948,305

Financial 0.48%
Anchorage Capital CLO Ltd. 2014-3A C†	4.39%	#	4/28/2026	3,000	2,999,707
Jay Park CLO Ltd. 2016-1A C†	4.661%	#	10/20/2027	2,200	2,175,179
KKR CLO Ltd. 15 D†	4.793%	#	10/18/2028	2,000	1,961,293
LCM XXII Ltd. 22A C†	4.706%	#	10/20/2028	2,500	2,471,646
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%		7/1/2021	11,215	11,299,112
Navient Corp.	6.625%		7/26/2021	9,600	10,044,000
NFP Corp.†	9.00%		7/15/2021	11,065	11,493,769
Total					42,444,706

92	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food & Drug 0.08%
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	$7,810	$6,775,175

Food/Tobacco 0.12%
CEC Entertainment, Inc.	8.00%	2/15/2022	6,772	6,822,790
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	4,040	3,868,300
Total				10,691,090

Forest Products 0.13%
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	6,500	6,418,750
PaperWorks Industries, Inc.†	9.50%	8/15/2019	5,757	4,749,525
Total				11,168,275

Gaming/Leisure 0.38%
Greektown Holdings LLC/Greektown
Mothership Corp.†	8.875%	3/15/2019	5,040	5,298,300
LTF Merger Sub, Inc.†	8.50%	6/15/2023	5,915	6,062,875
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	11,007	11,062,035
Scientific Games International, Inc.	10.00%	12/1/2022	7,325	6,903,812
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	4,254	4,254,000
Total				33,581,022

Healthcare 0.15%
Sterigenics-Nordion Topco LLC PIK†	8.125%	11/1/2021	8,394	8,268,090
Surgery Center Holdings, Inc.†	8.875%	4/15/2021	1,089	1,140,728
Tenet Healthcare Corp.†(a)	7.50%	1/1/2022	3,391	3,494,849
Total				12,903,667

Housing 0.53%
Beazer Homes USA, Inc.†	8.75%	3/15/2022	9,401	10,012,065
BMC East LLC†	5.50%	10/1/2024	3,910	3,910,000
Builders FirstSource, Inc.†	10.75%	8/15/2023	5,257	6,045,550
CPG Merger Sub LLC†	8.00%	10/1/2021	8,477	8,773,695
FBM Finance, Inc.†	8.25%	8/15/2021	4,881	5,076,240
K. Hovnanian Enterprises, Inc.†	7.25%	10/15/2020	7,315	6,802,950
Ply Gem Industries, Inc.	6.50%	2/1/2022	5,520	5,616,600
Total				46,237,100

Information Technology 0.17%
Donnelley Financial Solutions, Inc.†	8.25%	10/15/2024	8,150	8,313,000
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	6,355	7,054,050
Total				15,367,050

See Notes to Financial Statements.	93

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.43%
Apex Tool Group LLC†	7.00%	2/1/2021	$9,280	$8,398,400
Brand Energy & Infrastructure Services, Inc.†	8.50%	12/1/2021	10,755	10,889,437
General Cable Corp.	5.75%	10/1/2022	6,230	5,980,800
Hillman Group, Inc. (The)†	6.375%	7/15/2022	6,906	6,491,640
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	5,540	5,664,650
Total				37,424,927

Media/Telecommunications 0.68%
Altice Financing SA (Luxembourg)†(c)	6.625%	2/15/2023	8,388	8,534,790
Clear Channel Worldwide Holdings, Inc.	7.625%	3/15/2020	6,705	6,637,950
CSC Holdings LLC†	10.875%	10/15/2025	3,465	4,045,388
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	5,500	4,111,250
EMI Music Publishing Group North America Holdings, Inc.†	7.625%	6/15/2024	2,340	2,515,500
FairPoint Communications, Inc.†	8.75%	8/15/2019	7,307	7,553,611
Intelsat Luxembourg SA (Luxembourg)(c)	6.75%	6/1/2018	5,679	4,145,670
SFR Group SA (France)†(c)	7.375%	5/1/2026	7,750	7,759,687
T-Mobile USA, Inc.	6.375%	3/1/2025	2,932	3,140,905
T-Mobile USA, Inc.	6.50%	1/15/2026	3,406	3,686,995
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020	7,655	7,932,494
Total				60,064,240

Metals/Minerals 1.10%
AK Steel Corp.	7.625%	10/1/2021	5,870	6,134,150
Aleris International, Inc.†	9.50%	4/1/2021	8,842	9,505,150
Coeur Mining, Inc.	7.875%	2/1/2021	11,090	11,561,325
First Quantum Minerals Ltd. (Canada)†(c)	6.75%	2/15/2020	10,650	10,583,437
Freeport-McMoRan, Inc.	3.55%	3/1/2022	9,370	8,915,555
GrafTech International Ltd.	6.375%	11/15/2020	6,114	4,860,630
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	7,543	8,240,728
Mirabela Nickel Ltd. (Australia)(c)	1.00%	9/10/2044	51	5
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022	7,012	7,082,120
Novelis Corp.†	5.875%	9/30/2026	9,774	9,786,217
Novelis Corp.†	6.25%	8/15/2024	4,067	4,219,513
Peabody Energy Corp.†(d)	10.00%	3/15/2022	10,230	8,848,950
U.S. Steel Corp.†	8.375%	7/1/2021	4,175	4,623,813
Zekelman Industries, Inc.†	9.875%	6/15/2023	1,960	2,107,000
Total				96,468,593

94	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail 0.06%
Jo-Ann Stores Holdings, Inc. PIK†	9.75%	10/15/2019	$5,434	$5,175,885

Service 0.25%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	8,881	8,570,165
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	7,315	6,108,025
Monitronics International, Inc.	9.125%	4/1/2020	7,665	7,205,100
Total				21,883,290

Transportation 0.30%
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(c)	6.25%	10/30/2019	9,340	8,954,725
Florida East Coast Holdings Corp.†	9.75%	5/1/2020	7,825	8,001,063
Titan International, Inc.	6.875%	10/1/2020	9,285	9,052,875
Total				26,008,663

Utility 0.10%
Illinois Power Generating Co.	7.00%	4/15/2018	4,472	1,565,200
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	2,648	2,853,149
Talen Energy Supply LLC	6.50%	6/1/2025	5,360	4,261,200
Total				8,679,549
Total Corporate Bonds (cost $680,308,221)				695,685,094

FLOATING RATE LOANS(e) 88.98%

Aerospace 3.23%
Air Canada Term Loan (Canada)(c)	3.614%	10/6/2023	26,493	26,609,039
Air Medical Group Holdings, Inc. 2016 Term Loan	4.25%	4/28/2022	9,489	9,415,099
Air Medical Group Holdings, Inc. Initial Term Loan	5.00%	4/28/2022	5,841	5,888,821
American Airlines, Inc. 2015 Term Loan	3.25%	6/27/2020	32,473	32,621,115
American Airlines, Inc. 2015 Term Loan	3.25%	10/10/2021	26,195	26,309,326
American Airlines, Inc. Class B Replacement Term Loan	3.25%	4/28/2023	19,482	19,569,961
AWAS Finance Luxembourg 2012 S.A. Term Loan (Luxembourg)(c)	3.63%	7/16/2018	14,382	14,460,347
B/E Aerospace, Inc. Term Loan	3.85%	12/16/2021	20,000	20,077,500
Delta Air Lines, Inc. 2014 Term Loan B1	3.25%	10/18/2018	2,596	2,618,051
Gol LuxCo S.A. Term Loan (Luxembourg)(c)	6.50%	8/31/2020	21,517	22,028,029
Jazz Acquisition, Inc. 1st Lien Term Loan	4.50%	6/19/2021	18,368	17,197,452
TransDigm, Inc. Tranche C Term Loan	3.75% - 3.837%	2/28/2020	21,067	21,149,490
TransDigm, Inc. Tranche D Term Loan	3.75% - 3.838%	6/4/2021	6,433	6,459,735
TransDigm, Inc. Tranche E Term Loan	3.75%	5/14/2022	3,000	3,014,175

See Notes to Financial Statements.	95

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Aerospace (continued)
TransDigm, Inc. Tranche F Term Loan	3.75%		6/9/2023		$22,746	$22,832,776
United Air Lines, Inc. Class B Term Loan	3.25%		4/1/2019		25,776	25,926,321
United Air Lines, Inc. Class B1 Term Loan	3.50%		9/15/2021		6,770	6,829,225
Total						283,006,462

Chemicals 4.27%
Avantor Performance Materials Holdings, Inc. 1st Lien Initial Term Loan	6.00%		6/21/2022		12,683	12,799,376
Cyanco Intermediate Corp. Term Loan	5.50%		5/1/2020		16,782	16,886,947
Exopack Holdings S.A. USD Term Loan (Luxembourg)(c)	4.50%		3/21/2019		12,235	12,229,023
Huntsman International, LLC 2015 Extended Dollar Term Loan B	3.606% - 3.731%		4/19/2019		7,282	7,310,646
Huntsman International, LLC 2023 Term Loan B	3.75%		4/1/2023		44,621	44,928,000
INEOS US Finance LLC 2020 Dollar Term Loan	3.75%		12/15/2020		3,910	3,924,819
INEOS US Finance LLC Cash Dollar Term Loan	3.75%		5/4/2018		37,081	37,186,498
INVOYN Finance plc Term Loan B(b)	4.50%		5/15/2021	EUR	6,903	7,428,635
Koppers Holdings Inc. Term Loan	–	(f)	8/15/2019		$15,000	15,037,500
Kraton Polymers LLC Initial Term Loan	6.00%		1/6/2022		23,746	23,927,776
MacDermid, Inc. Tranche B3 Term Loan	5.50%		6/7/2020		11,243	11,270,991
MacDermid, Inc. Tranche B4 Term Loan	5.00%		6/7/2023		22,140	22,375,477
OXEA Finance & Cy S.C.A. 1st Lien Tranche B2 Term Loan	4.25%		1/15/2020		7,110	6,813,552
Phibro Animal Health Corp. Term Loan B	4.00%		4/16/2021		8,289	8,281,646
PolyOne Corp. Term Loan B1	3.50%		11/11/2022		11,751	11,897,679
PQ Corp. 1st Amendment Tranche B1 Term Loan	5.25%		11/4/2022		17,876	18,054,959
Tata Chemicals North America Term Loan	3.75%		8/7/2020		16,991	16,991,045
Trinseo Materials Operating S.C.A. Term Loan B (Luxembourg)(c)	4.25%		11/5/2021		9,778	9,854,623
Tronox Pigments B.V. New Term Loan (Netherlands)(c)	4.50%		3/21/2019		31,828	31,851,281
Univar USA, Inc. Initial Dollar Term Loan	4.25%		7/1/2022		35,918	36,120,479
Versum Materials, Inc. Term Loan	3.34%		9/29/2023		19,076	19,251,282
Total						374,422,234

Consumer Durables 0.57%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%		1/31/2022		10,213	8,804,594
G-III Apparel Group, Ltd. Term Loan B	6.25%		12/1/2022		19,535	19,541,153
Samsonite International S.A. Initial Tranche B Term Loan (Luxembourg)(c)	4.00%		8/1/2023		9,722	9,845,032
Serta Simmons Holdings, LLC 2nd Lien Term Loan	9.00%		11/8/2024		11,750	11,745,124
Total						49,935,903

96	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Consumer Non-Durables 1.24%
AI Aqua Merger Sub, Inc. Term Loan B1	5.00%		12/13/2023	$15,739	$15,802,979
FGI Operating Co. LLC Term Loan B	5.50%		4/19/2019	18,193	16,942,339
Nature’s Bounty Co. (The) Dollar Term Loan B	5.00%		5/5/2023	25,581	25,648,607
Revlon Consumer Products Corp. Initial Term Loan B	4.25%		9/7/2023	50,009	50,151,276
Total					108,545,201

Energy 4.00%
California Resources Corp. Term Loan	–	(f)	9/24/2019	11,456	11,069,386
California Resources Corp. Term Loan	11.375%		12/31/2021	14,608	15,931,486
Chesapeake Energy Corp. Class A Term Loan	8.50%		8/23/2021	26,094	27,985,698
Chief Exploration & Development LLC 2nd Lien Term Loan	7.753%		5/16/2021	20,690	19,758,500
CITGO Holding, Inc. Term Loan	9.50%		5/12/2018	10,088	10,228,135
CITGO Petroleum Corp. Term Loan B	4.50%		7/29/2021	13,689	13,708,626
EIF Channelview Cogeneration LLC Term Loan	4.25%		5/8/2020	19,992	19,342,226
EMG Utica LLC Term Loan	4.75%		3/27/2020	16,796	16,680,493
Energy Transfer Equity LP 2013 Term Loan	3.387%		12/2/2019	22,380	22,353,592
Energy Transfer Equity LP 2015 Term Loan	4.137%		12/2/2019	24,210	24,279,308
EP Energy LLC Term Loan	9.75%		6/30/2021	25,185	25,641,328
FTS International, Inc. Initial Term Loan	5.75%		4/16/2021	15,826	10,524,411
Gates Global LLC Initial Dollar Term Loan	4.25%		7/6/2021	18,394	18,332,048
Jonah Energy LLC 2nd Lien Initial Term Loan	7.50%		5/12/2021	16,122	15,248,900
Longview Power LLC Advance Term Loan B	7.00%		4/13/2021	11,381	10,052,817
MEG Energy Corp. Term Loan (Canada)(c)	3.75%		3/31/2020	25,586	24,162,558
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%		12/19/2020	12,634	12,428,845
Preferred Proppants, LLC Term Loan	6.75%		7/27/2020	16,489	13,933,205
Preferred Proppants, LLC Term Loan B2	8.75%		7/27/2020	1,075	886,875
Seadrill Operating LP Initial Term Loan	4.00%		2/21/2021	8,230	4,706,842
Seventy Seven Operating LLC Term Loan	3.887%		6/25/2020	12,010	10,968,746
Talen Energy Supply, LLC Term Loan B	6.00%		12/6/2023	22,788	22,958,910
Total					351,182,935

Financial 2.47%
Alliant Holdings Intermediate LLC 2016 Term Loan	5.253%		8/12/2022	9,724	9,791,695
Alliant Holdings Intermediate LLC Initial Term Loan	4.753%		8/12/2022	24,308	24,331,655
Communications Sales & Leasing, Inc. Term Loan	4.50%		10/24/2022	41,130	41,464,603
Fly Funding II S.A.R.L Term Loan (Luxembourg)(c)	3.64%		2/9/2022	35,661	35,872,404
Gold Merger Co, Inc. Initial Term Loan	4.75%		7/27/2023	6,899	6,933,495
HUB International Ltd. Initial Term Loan	4.00%		10/2/2020	52,115	52,242,095

See Notes to Financial Statements.	97

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial (continued)
National Financial Partners Corp. 2014 Specified Refinancing Term Loan	4.50%		7/1/2020	$20,311	$20,381,263
Sedgwick Claims Management Services, Inc. 1st Lien Initial Term Loan	3.75%		3/1/2021	23,876	23,786,765
Sedgwick Claims Management Services, Inc. 2nd Lien Initial Term Loan	6.75%		2/28/2022	2,096	2,090,760
Total					216,894,735

Food & Drug 1.90%
Albertsons, LLC 2016-1 Term Loan B5	4.75%		12/21/2022	33,850	33,997,828
Albertsons, LLC Term Loan B6	4.75%		6/22/2023	32,986	33,128,166
Red Lobster Management LLC 1st Lien Initial Term Loan	6.25%		7/28/2021	17,812	17,917,976
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan	5.75%		8/21/2020	21,425	21,545,623
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021	18,501	18,628,049
Supervalu, Inc. Term Loan	5.50%		3/21/2019	41,113	41,313,765
Total					166,531,407

Food/Tobacco 1.87%
Amplify Snack Brands, Inc. Term Loan	6.50%		9/2/2023	29,304	28,791,180
Candy Intermediate Holdings, Inc. I1st Lien Initial Term Loan	5.50%		6/15/2023	19,572	19,600,522
CEC Entertainment, Inc. Term Loan B	4.00%		2/14/2021	6,573	6,532,247
Chobani, LLC 1st Lien Closing Date Term Loan	5.25%		10/9/2023	13,210	13,379,286
Constellation Brands, Inc. Term Loan (Canada)(c)	–	(f)	12/15/2023	2,449	2,470,931
Hearthside Group Holdings LLC Term Loan	4.50%		6/2/2021	15,231	15,307,085
Keurig Green Mountain, Inc. USD Term Loan B	5.25%		3/3/2023	21,620	21,933,148
Milk Specialties Company Initial Term Loan	6.00%		8/16/2023	5,856	5,921,880
New Red Finance, Inc. Term Loan B2 (Canada)(c)	3.75%		12/10/2021	18,522	18,675,505
US Foods, Inc. Initial Term Loan	4.00%		6/27/2023	31,199	31,424,746
Total					164,036,530

Forest Products 2.11%
Berlin Packaging LLC 1st Lien Initial Term Loan	4.50%		10/1/2021	9,797	9,866,118
Berlin Packaging LLC 2nd Lien Initial Term Loan	7.75%		9/30/2022	8,885	8,903,887
Berry Plastics Corp. Term Loan D	3.50%		2/8/2020	41,426	41,609,865
Berry Plastics Holding Corp. Term Loan G	3.50%		1/6/2021	2,758	2,769,711
Consolidated Container Co. LLC New Term Loan	5.00%		7/3/2019	17,143	17,021,723
Mauser Holding S.A.R.L. 1st Lien Initial Dollar Term Loan	4.50%		7/31/2021	16,687	16,812,403
Mauser Holding S.A.R.L. 2nd Lien Initial Term Loan	8.75%		7/31/2022	16,195	16,154,512

98	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Forest Products (continued)
Ranpak Corp. 2nd Lien Initial Term Loan	8.25%		10/3/2022	$132	$124,740
Reynolds Group Holdings Inc. USD Term Loan	4.25%		2/5/2023	34,953	35,184,238
SIG Combibloc Holdings S.C.A. Initial Dollar Term Loan	4.00%		3/13/2022	24,358	24,482,833
Signode Industrial Group LUX SA Initial Term Loan B	3.75%		5/1/2021	12,431	12,446,164
Total					185,376,194

Gaming/Leisure 6.38%
AMF Bowling Centers, Inc. 1st Lien Term Loan B	6.00%		9/19/2023	18,648	18,572,289
Boyd Gaming Corp. Term Loan B2	3.446%		9/15/2023	9,762	9,833,702
Caesar’s Entertainment Operating Co., Inc. Term Loan B6	9.25%		3/1/2017	43,843	48,144,558
Caesar’s Entertainment Operating Co., Inc. Term Loan B7	1.50%		3/1/2017	9,759	11,308,241
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%		10/11/2020	41,718	42,043,883
Caesar’s Growth Properties Holdings LLC 1st Lien Term Loan B	6.25%		5/8/2021	31,489	31,568,302
Cannery Casino Resorts LLC 2nd Lien Term Loan	12.50%		10/2/2019	8,232	8,273,175
CCM Merger, Inc. Term Loan	4.00%		8/8/2021	16,691	16,816,546
CityCenter Holdings LLC Term Loan B	4.25%		10/16/2020	17,388	17,559,012
Cowlitz Tribal Gaming Authority Term Loan B	11.50%		12/4/2021	16,573	17,898,840
Equinox Holdings, Inc. 1st Lien Initial Term Loan	5.00%		1/31/2020	21,379	21,516,223
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%		7/31/2020	15,000	15,090,675
ESH Hospitality, Inc. Initial Term Loan	3.75%		8/30/2023	21,483	21,662,598
Four Seasons Holdings Inc. Term Loan	3.50%		11/21/2023	6,000	5,970,000
Hilton Worldwide Finance LLC Series B1 Term Loan	3.50%		10/26/2020	2,887	2,906,160
Hilton Worldwide Finance, LLC Series B2 Term Loan	3.084%		10/25/2023	29,511	29,754,070
Las Vegas Sands LLC Term Loan B	3.25%		12/19/2020	22,515	22,688,048
Life Time Fitness, Inc. Closing Date Term Loan	4.25%		6/10/2022	35,435	35,488,137
MGM Growth Prop. Operating Partnership LP Term Loan A	–	(f)	4/23/2021	14,750	14,740,855
MGM Growth Prop. Operating Partnership LP Term Loan B	3.50%		4/25/2023	33,021	33,227,354
MGM National Harbor LLC Term Loan A	2.812% - 2.856%		1/28/2021	16,794	16,626,060
Mohegan Tribal Gaming Authority Term Loan B	5.00%		10/13/2023	21,993	22,022,442
Pinnacle Entertainment, Inc. Facility Term Loan B	3.75%		4/28/2023	3,212	3,238,411
Scientific Games International, Inc. Initial Term Loan	6.00%		10/18/2020	18,045	18,256,133

See Notes to Financial Statements.	99

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gaming/Leisure (continued)
Scientific Games International, Inc. Initial Term Loan B2	6.00%	10/1/2021	$14,610	$14,769,585
Seminole Hard Rock Entertainment, Inc. Term Loan	3.588%	5/14/2020	17,380	17,467,349
Seminole Tribe of Florida Initial Term Loan	3.088%	4/29/2020	11,933	11,980,686
Station Casinos LLC Facility Term Loan A	3.04%	6/8/2021	19,253	19,141,041
Station Casinos LLC Facility Term Loan B	3.75%	6/8/2023	10,895	11,006,440
Total				559,570,815

Healthcare 7.09%
Acadia Healthcare Co., Inc. Tranche B1 Term Loan	3.75%	2/11/2022	6,060	6,073,103
Acadia Healthcare Co., Inc. Tranche B2 Term Loan	3.75%	2/16/2023	9,654	9,702,318
Albany Molecular Research, Inc. Term Loan	5.75%	7/16/2021	16,601	16,694,542
AmSurg Corp. Initial Term Loan	5.25%	7/16/2021	17,309	17,337,502
ATI Holdings Acquisition, Inc. 1st Lien Initial Term Loan	5.50%	5/10/2023	15,546	15,691,859
Catalent Pharma Solutions, Inc. Dollar Term Loan	4.25%	5/20/2021	8,579	8,622,369
Change Healthcare Holdings, Inc. Term Loan B2	3.75%	11/2/2018	30,317	30,369,889
CHG Healthcare Services Inc. 1st Lien Term Loan	4.75%	3/21/2019	38,833	39,090,762
CHS/Community Health Systems, Inc. 2019 Incremental Term Loan G	3.75%	12/31/2019	4,896	4,645,961
CHS/Community Health Systems, Inc. 2019 Term Loan A	3.106% - 3.435%	1/25/2019	16,517	16,254,408
DPX Holdings B.V. 2015 Incremental Dollar Term Loan (Netherlands)(c)	4.25%	3/11/2021	15,358	15,396,369
Envision Healthcare Corp. Initial Term Loan	5.75%	5/25/2018	16,564	16,573,863
Envision Healthcare Corp. Term Loan B	3.75%	12/1/2023	22,539	22,616,534
Envision Healthcare Corp. Tranche B2 Term Loan	6.00%	10/28/2022	14,570	14,597,219
Explorer Holdings, Inc. Initital Term Loan	6.00%	5/2/2023	6,788	6,862,927
Genoa, a QoL Healthcare Co., LLC 1st Lien initial Term Loan	4.75%	10/30/2023	6,061	6,048,099
Grifols Worldwide Operations Ltd. US Tranche B Term Loan	3.458%	2/27/2021	25,204	25,435,397
HCA, Inc. Tranche B7 Term Loan	3.588%	2/15/2024	10,931	11,017,972
inVentiv Group Holdings, Inc. Initial Term Loan	4.75%	3/21/2019	19,568	19,653,610
Jaguar Holding Co. I Initial Term Loan	4.25%	8/18/2022	28,105	28,209,905
MultiPlan, Inc. Term Loan B	5.00%	6/7/2023	37,287	37,773,372
National Mentor Holdings, Inc. Tranche B Term Loan	4.25%	1/31/2021	10,512	10,513,552
NMSC Holdings, Inc. 1st Lien Initial Term Loan	6.00%	4/19/2023	2,634	2,654,153
NVA Holdings, Inc. 1st Lien Term Loan	4.75%	8/14/2021	13,653	13,715,936

100	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
NVA Holdings, Inc. 2nd Lien Term Loan	8.00%	8/14/2022	$12,618	$12,665,318
NVA Holdings, Inc. 1st Lien Incremental Term Loan B1	5.50%	8/14/2021	1,844	1,853,434
Ortho-Clinical Diagnostics Holding Luxembourg S.A.R.L Initial Term Loan	4.75%	6/30/2021	27,019	26,540,867
Packaging Coordinators Midco, Inc. Initial Term Loan	5.00%	7/3/2023	13,615	13,631,896
Quintiles IMS, Inc. Dollar Term Loan B	3.50%	3/17/2021	14,751	14,903,582
RPI Finance Trust Term Loan B5	3.176%	10/14/2022	15,622	15,779,401
Sterigenics-Nordion Holdings LLC Initial Term Loan	4.25%	5/15/2022	26,007	25,974,983
Surgery Center Holdings, Inc. 1st Lien Initial Term Loan	4.75%	11/3/2020	17,910	17,921,342
Surgical Care Affiliates, Inc. Incremental Term Loan	3.75%	3/17/2022	19,515	19,599,996
Team Health, Inc. New Tranche B Term Loan	3.838%	11/23/2022	20,415	20,443,588
Valeant Pharmaceuticals International, Inc. Series A3 Tranche A Term Loan (Canada)(c)	4.36%	10/20/2018	38,780	38,622,788
Valeant Pharmaceuticals International, Inc. Series D2 Tranche B Term Loan (Canada)(c)	5.00%	2/13/2019	12,710	12,614,698
Valeant Pharmaceuticals International, Inc. Series E1 Tranche B Term Loan (Canada)(c)	5.25%	8/5/2020	6,131	6,069,143
Total				622,172,657

Housing 3.58%
American Builders & Contractors Supply Co. Restatement Effective Date Term Loan	3.50%	10/31/2023	39,107	39,330,855
Atkore International, Inc. 1st Lien Initial Term Loan	4.50%	4/9/2021	14,753	14,823,806
Atkore International, Inc. 2nd Lien Initial Term Loan	7.75%	10/9/2021	15,498	15,562,549
Beazer Homes USA, Inc. 2nd Lien Credit Facility Term Loan	6.75%	3/11/2018	3,819	3,800,261
Builders FirstSource, Inc. Initial Term Loan	4.75%	7/31/2022	18,860	18,995,131
C.H.I. Overhead Doors, Inc. 1st Lien Term Loan	4.50% - 6.00%	7/29/2022	15,608	15,620,587
Cemex S.A.B. de C.V. Facility C1 Term Loan (Mexico)(c)	3.856%	7/23/2020	30,368	30,074,132
Cemex S.A.B. de C.V. Term Loan A (Mexico)(c)	3.856%	9/29/2019	16,000	15,860,000
CPG International, Inc. Term Loan	4.75%	9/30/2020	17,702	17,801,829
GYP Holdings III Corp. 1st Lien Incremental Term Loan	4.50%	4/1/2021	18,954	18,994,404
HD Supply, Inc. Term Loan B1	3.588%	8/13/2021	3,885	3,902,413

See Notes to Financial Statements.	101

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Housing (continued)
HD Supply, Inc. Term Loan B2	3.63%	10/17/2023	$14,150	$14,247,756
Jeld-Wen Inc. Replacement Term Loan B2	4.75%	7/1/2022	20,890	21,102,832
LBM Holdings LLC 1st Lien Initial Term Loan	6.25%	8/20/2022	23,932	23,782,312
Realogy Group LLC 2022 Term Loan	3.75%	7/20/2022	15,096	15,247,127
Realogy Group LLC Initial Term Loan A	2.533%	10/23/2020	17,644	17,644,271
Starwood Property Trust, Inc. Term Loan	3.50%	4/17/2020	15,004	15,047,193
Summit Materials LLC Restatement Effective Date Term Loan	4.00%	7/17/2022	11,929	12,022,509
Total				313,859,967

Information Technology 9.70%
Amaya Holdings B.V. 1st Lien Initial Term Loan B (Netherlands)(c)	5.00%	8/1/2021	49,891	49,961,407
Applied Systems, Inc. 1st Lien Initial Term Loan	4.00%	1/25/2021	17,020	17,108,252
Avago Technologies Cayman Ltd. Term Loan B3	3.704%	2/1/2023	70,800	71,557,522
Avaya, Inc. Replacement Term B6	6.50%	3/31/2018	9,798	8,644,432
Avaya, Inc. Term Loan B7	6.25%	5/29/2020	9,798	8,530,384
BMC Software Finance, Inc. Initial US Term Loan	5.00%	9/10/2020	19,045	18,652,128
Camelot UK Aquisition 1 Co. Initial Term Loan (United Kingdom)(c)	4.75%	10/3/2023	38,493	38,627,725
Cavium, Inc. Initial Term Loan B	3.75%	8/16/2022	11,713	11,815,489
CDW LLC Term Loan	3.00%	8/4/2023	45,625	45,896,174
Dell International LLC Term Loan A2	2.86%	9/7/2021	71,341	70,597,627
Dell International LLC Term Loan A3	2.61%	12/31/2018	15,000	14,994,825
Dell International LLC Term Loan B	4.00%	9/7/2023	40,890	41,326,296
Donnelley Financial Solutions, Inc. Term Loan B	5.00%	9/29/2023	9,782	9,859,425
Epicor Software Corp. Incremental Term Loan	5.00%	6/1/2022	10,219	10,282,752
Epicor Software Corp. Term Loan B	4.75%	6/1/2022	21,448	21,439,778
Equinix, Inc. Dollar Term Loan B	4.00%	1/6/2023	4,869	4,917,220
EZE Software Group LLC 1st Lien Term Loan B1	4.00%	4/6/2020	12,828	12,859,821
EZE Software Group LLC 2016 1st Lien Incremental Term Loan	4.50%	4/4/2020	4,861	4,866,894
EZE Software Group LLC 2nd Lien Term Loan	7.25%	4/5/2021	5,319	5,221,834
First Data Corp. 2022 Dollar Term Loan	4.334%	7/8/2022	27,920	28,081,458
Infinity Acquisition LLC Initial Term Loan	4.25%	8/6/2021	15,985	15,265,515
Infor (US), Inc. Tranche B3 Term Loan	3.75%	6/3/2020	17,238	17,236,484
Infor (US), Inc. Tranche B5 Term Loan	3.75%	6/3/2020	34,981	34,977,005
ION Trading Technologies S.A.R.L. 1st Lien Tranche B1 Dollar Term Loan (Ireland)(c)	4.25%	8/11/2023	4,893	4,953,893
Kronos, Inc. 1st Lien Initial Term Loan	5.00%	11/1/2023	24,331	24,420,416

102	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Kronos, Inc. 2nd Lien Initial Term Loan	9.25%	11/1/2024	$5,875	$6,037,502
Landslide Holdings, Inc. 1st LIen Term Loan	5.50%	9/27/2022	2,934	2,957,839
Meter Reading Holdings, LLC 1st Lien Initial Term Loan	6.75%	8/29/2023	13,718	13,889,475
Micron Technology, Inc. Term Loan	4.36%	4/26/2022	17,870	18,096,807
MTS Systems Corp. Tranche B Term Loan	5.00%	7/5/2023	12,186	12,326,748
NXP B.V. Tranche F Term Loan (Netherlands)(c)	3.405%	12/7/2020	7,504	7,536,095
ON Semiconductor Corp. 2016 Replacement Term Loan	3.783%	3/31/2023	39,026	39,334,891
Quest Software US Holdings Inc. Initial Term Loan	7.00%	10/31/2022	21,522	21,570,424
RP Crown Parent, LLC Initial Term Loan	4.50%	10/12/2023	17,781	17,917,114
Science Applications International Corp. Tranche B Incremental Term Loan	3.438%	5/4/2022	20,584	20,746,723
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%	10/14/2021	5,423	5,457,484
SolarWinds, Inc. 2016 Refinancing Term Loan	5.50%	2/3/2023	32,852	33,145,106
Sophia, LP. Closing Date Term Loan	4.75%	9/30/2022	27,650	27,753,349
TierPoint, LLC 1st Lien Term Loan B1	5.50%	12/2/2021	19,293	19,238,897
Vencore, Inc. 1st Lien Initial Term Loan	5.75%	11/23/2019	10,694	10,798,085
Vencore, Inc. 2nd Lien Term Loan	9.75%	5/23/2020	1,960	1,976,337
Total				850,877,632

Manufacturing 4.04%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC Refinancing Term Loan	4.00%	12/13/2019	9,627	8,644,893
Alison Bidco S.A.R.L. 1st Lien Initial Dollar Term Loan B2 (Luxembourg)(c)	5.25%	8/29/2021	6,753	6,724,434
Alison US LLC 1st Lien Initial Dollar Term Loan B1 (Luxembourg)(c)	5.25%	8/29/2021	6,753	6,724,434
Alison US LLC 2nd Lien Initial Term Loan	9.50%	8/29/2022	5,482	5,153,080
Apex Tool Group LLC Term Loan	4.50%	1/31/2020	15,045	14,869,449
Beacon Roofing Supply, Inc. Initial Term Loan	3.50%	10/1/2022	8,776	8,821,442
CH Hold Corp. 2nd Restatement Date Incremental Term Loan	6.25% - 7.75%	11/20/2019	13,100	13,100,008
CPI International, Inc. Term Loan B	4.25%	11/17/2017	17,000	16,915,212
Dayco Products LLC Term Loan	5.25%	12/12/2019	15,774	15,833,052
Duke Finance LLC 1st Lien Dollar Term Loan B	7.00%	10/28/2021	9,693	9,687,158
Electrical Components International, Inc. Term Loan	5.75%	5/28/2021	13,919	13,953,449
Forterra Finance LLC Sr. Lien Term Loan	6.00%	10/18/2023	23,517	23,564,034
FPC Holdings, Inc. 1st Lien Initial Term Loan	5.25%	11/19/2019	23,204	21,667,149

See Notes to Financial Statements.	103

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
FPC Holdings, Inc. 2nd Lien Initial Term Loan	9.25%	5/19/2020	$10,797	$9,015,495
Gardner Denver, Inc. Initial Dollar Term Loan	4.25%	7/30/2020	7,698	7,511,303
Hudson Products Holdings, Inc. Term Loan	5.00%	3/15/2019	12,720	11,109,115
Husky Injection Molding Systems Ltd. Term Loan (Canada)(c)	4.25%	1/31/2022	37,163	37,178,873
LTI Holdings, Inc. 1st Lien Initial Term Loan	5.25%	4/15/2022	15,081	14,609,653
Manitowoc Foodservice, Inc. Term Loan B	5.75%	3/3/2023	19,530	19,855,405
Milacron LLC Term Loan	4.25%	9/28/2020	10,891	10,986,482
MWI Holdings, Inc. 1st Lien Initial Term Loan	6.50%	6/23/2020	18,684	18,777,174
Plaze, Inc. Term Loan	5.25%	7/31/2022	12,214	12,252,123
Ply Gem Industries, Inc. Term Loan	4.00%	2/1/2021	9,514	9,590,953
Rexnord LLC/RBS Global, Inc. Term Loan B	4.00%	8/21/2020	16,356	16,437,607
Road Infrastructure Investment Holdings, Inc. 1st Lien Term Loan	5.00%	6/13/2023	4,875	4,919,192
Unifrax Holding Co. Dollar Term Loan	4.25%	11/28/2018	11,647	11,612,380
WireCo WorldGroup, Inc. 1st Lien Initial Term Loan	6.50%	3/21/2019	4,875	4,926,041
Total				354,439,590

Media/Telecommunications 11.05%
Altice US Finance I Corp. 2016 Refinancing Term Loan (Luxembourg)(c)	3.882%	1/15/2025	4,856	4,887,674
AMC Entertainment, Inc. 2016 Incremental Term Loan	3.356%	12/15/2023	9,795	9,865,426
AMC Entertainment, Inc. Initial Term Loan	3.50%	12/15/2022	11,630	11,724,567
Cengage Learning Acquisitions, Inc. 2016 Refinancing Term Loan	5.25%	6/7/2023	23,418	22,565,332
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	47,531	47,724,356
Charter Communications Operating LLC Term Loan F	3.00%	1/3/2021	21,919	21,994,231
Charter Communications Operating, LLC Term Loan I	3.50%	1/24/2023	23,506	23,759,122
Consolidated Communications, Inc. Initial Term Loan	4.00%	10/5/2023	16,633	16,795,920
CSC Holdings, LLC 2016 Extended Term Loan	3.876%	10/11/2024	37,412	37,731,339
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(c)	7.75%	7/31/2022	15,936	16,058,463
Delta 2 (Lux) S.A.R.L. USD Facility Term Loan B3 (Luxembourg)(c)	4.75%	7/30/2021	33,963	34,199,731
DH Publishing L.P. Term Loan B4	3.282%	8/22/2022	19,047	19,118,468
Fairpoint Communications, Inc. Term Loan	7.50%	2/14/2019	12,662	12,762,945

104	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Media/Telecommunications (continued)
Frontier Communications Corp. Initial Term Loan	3.11%		3/31/2021		$11,353	$10,997,900
Getty Images, Inc. Initial Term Loan	4.75%		10/18/2019		18,856	16,347,163
iHeart Communications, Inc. Tranche E Term Loan	8.106%		7/30/2019		62,756	48,824,345
Intelsat Jackson Holdings SA Tranche B2 Term Loan (Luxembourg)(c)	3.75%		6/30/2019		28,099	27,174,408
Level 3 Financing, Inc. Tranche B 2020 Term Loan	4.00%		1/15/2020		38,462	38,812,966
Level 3 Financing, Inc. Tranche B-III 2019 Term Loan	4.00%		8/1/2019		15,611	15,786,624
Lions Gate Entertainment Corp. Term Loan B (Canada)(c)	3.75%		12/8/2023		27,576	27,696,645
Lions Gate Entertainment Corp. 2nd Lien Term Loan (Canada)(c)	5.00%		3/17/2022		19,329	19,692,385
LTS Buyer LLC 1st Lien Term Loan B	4.088%		4/13/2020		15,193	15,264,623
Mission Broadcasting, Inc. Term Loan B	–	(f)	9/26/2023		3,477	3,498,359
Nexstar Broadcasting, Inc. Term Loan B	–	(f)	9/26/2023		39,016	39,260,222
Regal Cinemas Corp. Refinancing Term Loan	3.50%		4/1/2022		38,532	38,676,896
SBA Senior Finance II LLC Incremental Tranche B1 Term Loan	3.34%		3/24/2021		39,480	39,581,422
Sinclair Television Group Inc. Tranche B Term Loan	3.00%		4/9/2020		12,766	12,781,909
Syniverse Holdings, Inc. Initial Term Loan	4.00%		4/23/2019		6,855	6,233,766
Telenet Financing LLC USD Facility Term Loan AF (Luxemburg)(c)	3.549%		1/31/2025		21,549	21,547,707
Telesat Canada Term Loan B3 (Canada)(c)	4.50%		11/17/2023		26,986	27,070,331
Townsquare Media, Inc. Initial Term Loan	4.25%		4/1/2022		19,965	20,015,334
Tribune Media Co. Term Loan B	3.75%		12/27/2020		35,772	35,968,013
UFC Holdings, LLC 1st Lien Term Loan	5.00%		8/18/2023		27,327	27,546,572
UFC Holdings, LLC 2nd Lien Term Loan	8.50%		8/18/2024		9,761	9,980,622
Univision Communications, Inc. Replacement 1st Lien Term Loan C4	4.00%		3/1/2020		57,402	57,473,353
UPC Financing Partnership Facility AN	4.08%		8/31/2024		18,631	18,737,104
Virgin Media Investment Holdings Ltd. Facility Term Loan E(b)	4.25%		6/30/2023	GBP	12,607	15,855,109
Virgin Media Investment Holdings Ltd. Facility Term Loan F (United Kingdom)(c)	3.50%		6/30/2023		$8,088	8,143,782
WaveDivision Holdings LLC Initial Term Loan	4.00%		10/15/2019		14,868	14,936,299
Windstream Corporation Delayed Draw Term Loan	–	(f)	3/29/2021		8,087	8,066,783
Windstream Corporation Tranche B5 Term Loan	3.50%		8/8/2019		11,500	11,480,852
Windstream Corporation Tranche B6 Term Loan	4.75%		3/29/2021		16,040	16,123,813
Zayo Group LLC 2021 Term Loan	3.75%		5/6/2021		24,917	25,039,548
Ziggo B.V. USD Facility Term Loan B1 (Netherlands)(c)	3.50%		1/15/2022		6,111	6,120,843

See Notes to Financial Statements.	105

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media/Telecommunications (continued)
Ziggo B.V. USD Facility Term Loan B2 (Netherlands)(c)	3.50%		1/15/2022	$3,635	$3,640,659
Ziggo B.V. USD Facility Term Loan B3 (Netherlands)(c)	3.701%		1/15/2022	1,126	1,127,459
Total					968,691,390

Metals/Minerals 3.79%
Dynacast International LLC 1st Lien Term Loan B1	4.50%		1/28/2022	12,809	12,881,431
Dynacast International LLC 2nd Lien Initial Term Loan	9.50%		1/30/2023	9,363	9,128,840
Fairmount Santrol, Inc. Extended Term Loan	4.50%		9/5/2019	1,906	1,830,173
Fairmount Santrol, Inc. Tranche B2 Term Loan	4.50%		9/5/2019	27,452	26,388,466
FMG Resources Pty Ltd. Term Loan (Australia)(c)	3.75%		6/30/2019	88,339	88,521,684
Foresight Energy, LLC Term Loan	6.50%		8/21/2020	9,338	9,057,379
Freeport McMoran Inc. 2020 Term Loan	3.11%		2/28/2020	4,690	4,670,658
Freeport McMoran, Inc. Term Loan	3.11%		5/31/2018	9,086	9,081,041
Harsco Corp. Initial Term Loan	6.00%		11/2/2023	20,154	20,393,430
Hi-Crush Partners LP Advance Term Loan	4.75%		4/28/2021	13,185	12,550,625
Murray Energy Corp. Term Loan B2	8.25%		4/16/2020	34,094	31,089,494
Murray Energy Corp. Term Loan B3	8.75%		4/17/2020	6,856	6,261,825
Novelis, Inc. Initial Term Loan	4.00% - 4.08%		6/2/2022	35,707	35,838,389
Oxbow Carbon LLC 2013 Tranche Term Loan B	4.25%		7/19/2019	7,659	7,678,089
Oxbow Carbon LLC 2nd Lien Initial Term Loan	8.00%		1/17/2020	11,994	11,754,120
Peabody Energy Corp. Term Loan	–	(f)	9/24/2020	25,466	24,061,423
U.S. Silica Co. Term Loan	4.00%		7/23/2020	1,730	1,710,122
Zekelman Industries, Inc. Term Loan	6.00%		1/31/2022	19,569	19,715,722
Total					332,612,911

Retail 6.19%
84 Lumber Co. Initial Term Loan	6.75%		10/25/2023	21,313	21,099,870
Academy, Ltd. Initial Term Loan	5.00%		7/1/2022	34,305	31,726,889
Bass Pro Group LLC 2015 Term Loan	4.00%		6/5/2020	3,157	3,160,154
Bass Pro Group, LLC Term Loan B	5.97%		12/15/2023	55,847	55,477,851
Belk, Inc. 1st Lien Closing Date Term Loan	5.75%		12/12/2022	23,614	21,085,334
BJ’s Wholesale Club, Inc. 2013 1st Lien Replacement Loan	4.50%		9/26/2019	21,740	21,808,181
BJ’s Wholesale Club, Inc. 2013 2nd Lien Replacement Loan	8.50%		3/26/2020	11,267	11,301,048
Burlington Coat Factory Warehouse Corp. Term Loan B4	3.50%		8/13/2021	30,097	30,300,640
Capital Automotive LP 2nd Lien Term Loan	6.00%		4/30/2020	5,399	5,455,168
Dollar Tree, Inc. Term Loan B3	3.063%		7/6/2022	9,914	10,023,854

106	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Gymboree Corp. (The) Term Loan	5.00%	2/23/2018	$13,142	$8,007,683
Harbor Freight Tools USA, Inc. 2016 Initial Term Loan	4.137%	8/18/2023	34,083	34,425,792
Hudson’s Bay Company Initial Term Loan(Canada)(c)	4.25%	9/30/2022	7,050	7,105,836
J. Crew Group, Inc. Initial Term Loan	4.00%	3/5/2021	11,854	7,709,368
J.C. Penney Corp., Inc. 2016 Term Loan	5.25%	6/23/2023	14,553	14,689,662
Jo-Ann Stores, Inc. Initial Term Loan	6.256%	10/20/2023	17,613	17,613,000
Kate Spade & Co. Initial Term Loan	4.00%	4/10/2021	14,541	14,595,089
Lands’ End, Inc. Initial Term Loan B	4.25%	4/4/2021	7,942	5,956,178
Leslies Poolmart, Inc. Tranche B Term Loan	5.25%	8/16/2023	14,378	14,517,218
Men’s Wearhouse, Inc. (The) Tranche B Term Loan	4.50%	6/18/2021	6,372	6,310,924
Michaels Stores, Inc. 2016 Replacement Term Loan B1	3.75%	1/30/2023	21,564	21,753,038
Neiman Marcus Group, Inc. (The) Other Term Loan	4.25%	10/25/2020	32,069	29,230,999
Party City Holdings, Inc. 2016 Replacement Term Loan	3.75% - 4.24%	8/19/2022	15,669	15,771,256
PetCo Animal Supplies, Inc. Tranche B1 Term Loan	5.00%	1/26/2023	34,190	34,482,291
PetCo Animal Supplies, Inc. Tranche B2 Term Loan	5.14%	1/26/2023	9,793	9,871,782
PetSmart, Inc. Tranche B2 Term Loan	4.00%	3/11/2022	42,321	42,495,191
PFS Holding Corp. 1st Lien Term Loan	4.50%	1/31/2021	5,448	5,230,330
Toys ‘R’ US Property Co. I LLC Initial Term Loan	6.00%	11/28/2018	29,035	28,527,153
Vertafore, Inc. 2016 1st Lien Term Loan	4.75%	6/30/2023	12,672	12,733,396
Total				542,465,175

Service 9.86%
Abacus Innovations Corp. Term Loan B	3.356%	8/16/2023	24,368	24,569,036
Advanced Disposal Services, Inc. Additional Term Loan	3.50%	11/10/2023	26,001	26,041,418
Americold Realty Operating Partnership, L.P. Initial Term Loan	5.75%	12/1/2022	6,806	6,920,793
Aramark Corp. US Term Loan F	3.338%	2/24/2021	39,485	39,854,976
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	31,825	32,256,152
Asurion LLC Incremental Tranche B1 Term Loan	5.00%	5/24/2019	6,572	6,612,576
Asurion LLC Incremental Tranche B2 Term Loan	4.338%	7/8/2020	30,317	30,462,815
Asurion LLC Incremental Tranche B5 Term Loan	4.75%	11/3/2023	20,568	20,738,817
AVSC Holding Corp. 1st Lien Initial Term Loan	4.50%	1/24/2021	20,017	20,054,669
AVSC Holding Corp. 2nd Lien Initial Term Loan	9.25%	1/24/2022	8,000	7,680,000
BakerCorp International, Inc. Refinanced Term Loan	4.25%	2/7/2020	16,709	15,567,254
Brand Energy & Infrastructure Services, Inc. Initial Term Loan	4.75%	11/26/2020	30,299	29,933,477

See Notes to Financial Statements.	107

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
Brickman Group Ltd. LLC (The) 1st Lien Initial Term Loan	4.00%	12/18/2020	$22,450	$22,492,199
Brickman Group Ltd. LLC (The) 2nd Lien Initial Term Loan	7.50%	12/17/2021	10,385	10,401,035
Ceridian HCM Holding, Inc. Initial Term Loan	4.50%	9/15/2020	13,950	13,764,046
CEVA Group PLC Prefunded L/C Term Loan (United Kingdom)(c)	6.50%	3/19/2021	4,457	3,573,931
CEVA Intercompany B.V. Term Loan (Netherlands)(c)	6.50%	3/19/2021	4,637	3,718,243
Ceva Logistics Canada, ULC Term Loan (Canada)(c)	6.50%	3/19/2021	798	639,714
Ceva Logistics US Holdings Inc. Term Loan	6.50%	3/19/2021	6,395	5,127,406
Crossmark Holdings, Inc. 1st Lien Term Loan	4.50%	12/20/2019	3,161	2,265,148
DTI Holdco, Inc. Initial Term Loan	6.25%	9/30/2023	26,408	26,066,809
First Data Corp. 2016 Dollar Term Loan	3.584%	3/24/2021	46,613	46,886,301
Highland Acquisitions Holdings, LLC Term Loan B	6.50%	11/23/2022	11,763	11,174,850
IG Investments Holdings LLC Extended Tranche B Term Loan	6.00%	10/29/2021	25,400	25,633,255
iQor US, Inc. 1st Lien Term Loan B	6.00%	4/1/2021	9,799	9,260,055
Kasima LLC Term Loan	3.25% - 3.34%	5/17/2021	22,579	22,720,093
KUEHG Corp. Term Loan B1	5.25%	8/12/2022	16,210	16,362,529
Lonestar Intermediate Super Holdings, LLC Term Loan	10.00%	8/31/2021	14,641	14,805,784
MH Sub I LLC 1st Lien Initial Term Loan	4.75%	7/8/2021	18,198	18,308,648
Midas Intermediate Holdco II LLC 1st Incremental Closing Date Term Loan	4.50%	8/18/2021	16,840	16,976,604
Monitronics International Inc. Term Loan B2	6.50%	9/30/2022	41,445	41,358,717
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	20,287	19,889,777
Nord Anglia Education Finance LLC Initial Term Loan	5.00%	3/31/2021	16,073	16,102,864
PODS LLC 1st Lien Initial Term Loan	4.50%	2/2/2022	12,626	12,710,358
Press Ganey Holdings, Inc. 2nd Lien Initial Term Loan	8.25%	10/21/2024	7,434	7,564,465
Press Ganey Holdings, Inc. Initial Term Loan	4.25%	10/23/2023	11,745	11,774,363
Prime Security Services Borrower, LLC 1st Lien Term Loan B1	4.75%	5/2/2022	30,230	30,497,495
Safway Group Holding LLC Initial Term Loan	5.75%	8/21/2023	22,934	23,100,685
Sedgwick Claims Management Services, Inc. 2016 Term Loan	4.25%	3/1/2021	6,788	6,864,352
Sedgwick Claims Management Services, Inc. 2nd Lien Term Loan	6.75%	2/28/2022	9,351	9,327,623

108	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Service (continued)
TruGreen Limited Partnership 1st Lien Initial Term Loan	6.50%		4/13/2023		$17,370	$17,565,883
University Support Services LLC Term Loan	6.25%		3/21/2019		25,050	25,237,875
US Airways, Inc. Consenting Tranche B1 Term Loan	3.50%		5/23/2019		21,609	21,660,159
Vantiv, LLC Term Loan A3	2.704%		10/14/2021		25,000	24,937,500
Wash Multifamily Parent, Inc. 1st Lien Initial Canadian Term Loan (Canada)(c)	4.25%		5/16/2022		2,040	2,013,564
Wash Multifamily Parent, Inc. 1st Lien Initial U.S. Term Loan	4.25%		5/16/2022		11,725	11,574,582
Weight Watchers International, Inc. Tranche B2 Initial Term Loan	4.00% - 4.10%		4/2/2020		17,870	13,734,669
WEX Inc. Term Loan B	4.25%		6/30/2023		14,588	14,762,988
XPO Logistics, Inc. Refinanced Term Loan	4.25%		11/1/2021		22,709	22,968,132
Total						864,514,684

Transportation 2.74%
Allison Transmission, Inc. Term Loan B3	3.25%		9/23/2022		4,322	4,366,749
Chassix, Inc. Initial Term Loan	12.00%		7/29/2019		4,539	4,561,345
FCA US LLC Term Loan B	3.50%		5/24/2017		3,655	3,664,565
FCA US LLC Tranche B Term Loan	3.25%		12/31/2018		33,462	33,559,883
Federal-Mogul Corp. 2014 Tranche B Term Loan	3.00%		4/15/2018		12,344	12,251,847
Federal-Mogul Corp. 2014 Tranche C Term Loan	4.75%		4/15/2021		32,436	31,619,267
Gruden Acquisition, Inc. 1st Lien Term Loan	–	(f)	8/18/2022		9,904	9,383,723
Kenan Advantage Group, Inc. Initial Term Loan (Canada)(c)	–	(f)	7/29/2022		1,070	1,069,373
Kenan Advantage Group, Inc. USD Initial Term Loan	4.00%		7/29/2022		8,485	8,483,725
MPG Holdco I, Inc. 2015 Tranche B1 Term Loan	3.75%		3/21/2019		16,568	16,609,195
Navistar Financial Corp. Term Loan	3.625%		12/2/2016		10,042	10,017,391
Octavius Corp. Tranche B Term Loan	5.50%		11/8/2023		13,357	13,348,719
OSG Bulk Ships, Inc. Initial Term Loan	5.25%		8/5/2019		26,005	25,614,809
TI Group Automotive Systems LLC EUR Initial Term Loan(b)	4.50%		6/30/2022	EUR	9,843	10,541,188
TI Group Automotive Systems LLC US Initial Term Loan	4.50%		6/30/2022		$23,383	23,538,405
YRC Worldwide, Inc. Initial Term Loan	8.00%		2/13/2019		33,413	31,951,213
Total						240,581,397

Utility 2.90%
Calpine Construction Finance Co. LP Term Loan B1	3.09%		1/31/2022		7,896	7,824,620
Calpine Construction Finance Co. LP Term Loan B2	3.34%		1/31/2022		14,515	14,393,174
Calpine Corp. Term Loan	3.59%		5/27/2022		17,807	17,882,328

See Notes to Financial Statements.	109

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Utility (continued)
Dayton Power & Light Co. (The) Term Loan	4.00%		8/24/2022		$14,882	$15,021,721
Dynegy Finance IV, Inc. Term Loan	5.00%		6/27/2023		38,995	39,241,838
EFS Cogen Holdings I LLC Advance Term Loan B	5.25%		6/28/2023		16,447	16,643,904
Energy Future Intermediate Holding Co LLC 2016 Additional Term Loan	4.25%		6/30/2017		33,127	33,333,859
Essential Power LLC Term Loan	4.75%		8/8/2019		19,703	19,851,020
Lonestar Generation LLC Term Loan B	10.00%		8/31/2021		9,929	8,886,699
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%		11/28/2018		22,469	22,104,110
NRG Energy, Inc. Term Loan	3.50%		6/30/2023		9,938	9,976,259
Sandy Creek Energy Associates, L.P. Term Loan	5.00%		3/21/2019		11,642	9,779,450
TEX Operations Co. LLC Term Loan B	5.00%		8/4/2023		31,766	32,113,953
TEX Operations Co. LLC Term Loan C	5.00%		8/4/2023		7,245	7,323,827
Total						254,376,762
Total Floating Rate Loans (cost $7,727,170,463)						7,804,094,581

FOREIGN BOND(b) 0.07%

Netherlands
Hema Bondco I BV† (cost $6,204,132)	5.25%	#	6/15/2019	EUR	6,900	5,996,849
Total Long-Term Investments (cost $8,425,687,090)						8,514,826,857

SHORT-TERM INVESTMENT 11.42%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $125,000,000 of U.S. Treasury Note at 1.375% due 8/31/2020; $178,400,000 of U.S. Treasury Note at 1.75% due 12/31/2020; $150,000,000 of U.S. Treasury Note at 2.625% due 8/15/2020; $557,905,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $1,021,401,275; proceeds: $1,001,374,143 (cost $1,001,373,309)					$1,001,373	1,001,373,309
Total Investments in Securities 108.50% (cost $9,427,060,399)						9,516,200,166
Liabilities in Excess of Foreign Cash and Other Assets(g) (8.50%)						(745,682,086)
Net Assets 100.00%						$8,770,518,080

AUD	Australian dollar.
EUR	euro.
GBP	British pound.
PIK	Payment-in-kind.

110	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(i)).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Defaulted (non-income producing security).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(f)	Interest rate to be determined.
(g)	Liabilities in Excess of Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	State Street Bank and Trust	1/19/2017	3,000,000	$3,675,535	$3,758,926	$83,391
euro	Sell	Citibank N.A.	2/16/2017	17,428,000	18,781,295	18,543,640	237,655
euro	Sell	Standard Chartered Bank	2/16/2017	4,550,000	5,059,012	4,841,265	217,747
euro	Sell	State Street Bank and Trust	2/16/2017	3,300,000	3,630,168	3,511,247	118,921
euro	Sell	State Street Bank and Trust	2/16/2017	1,170,000	1,280,015	1,244,896	35,119
euro	Sell	State Street Bank and Trust	2/16/2017	1,250,000	1,345,786	1,330,018	15,768
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$708,601

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Citibank N.A.	1/19/2017	15,800,000	$19,249,235	$19,797,013	$(547,778)

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2017	1,987	Short	$(247,412,547)	$896,962

Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2017	72	Short	$(8,484,750)	$(1,815)

See Notes to Financial Statements.	111

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$–	$2,009,795	$1,935,200	(4)	$3,944,995
Common Stocks	–	5,041,781	63,557	(5)	5,105,338
Corporate Bonds
Metals/Minerals	–	96,468,588	5	(5)	96,468,593
Remaining Industries	–	599,216,501	–		599,216,501
Floating Rate Loans(6)
Aerospace	–	260,978,433	22,028,029		283,006,462
Chemicals	–	359,384,734	15,037,500		374,422,234
Consumer Durables	–	49,935,903	–		49,935,903
Consumer Non-Durables	–	108,545,201	–		108,545,201
Energy	–	336,362,855	14,820,080		351,182,935
Financial	–	216,894,735	–		216,894,735
Food & Drug	–	166,531,407	–		166,531,407
Food/Tobacco	–	148,729,445	15,307,085		164,036,530
Forest Products	–	185,251,454	124,740		185,376,194
Gaming/Leisure	–	525,045,915	34,524,900		559,570,815
Healthcare	–	606,687,327	15,485,330		622,172,657
Housing	–	294,199,706	19,660,261		313,859,967
Information Technology	–	809,972,696	40,904,936		850,877,632
Manufacturing	–	282,006,589	72,433,001		354,439,590
Media/Telecommunications	–	960,624,607	8,066,783		968,691,390
Metals/Minerals	–	312,596,519	20,016,392		332,612,911
Retail	–	521,365,305	21,099,870		542,465,175
Service	–	796,665,519	67,849,165		864,514,684
Transportation	–	236,020,052	4,561,345		240,581,397
Utility	–	254,376,762	–		254,376,762
Foreign Bond	–	5,996,849	–		5,996,849
Repurchase Agreement	–	1,001,373,309	–		1,001,373,309
Total	$–	$9,142,281,987	$373,918,179		$9,516,200,166
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$708,601	$–		$708,601
Liabilities	–	(547,778)	–		(547,778)
Futures Contracts
Assets	896,962	–	–		896,962
Liabilities	(1,815)	–	–		(1,815)
Unfunded Commitments
Assets	–	49	–		49
Liabilities	–	–	–		–
Total	$895,147	$160,873	$–		$1,056,020
(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

112	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loans
Balance as of December 1, 2015	$–	$62,245	$5	$269,829,646
Accrued discounts/premiums	–	–	–	750,524
Realized gain (loss)	–	–	–	(6,856,157)
Change in unrealized appreciation/depreciation	–	1,312	(505)	14,671,281
Purchases	1,935,200	–	505	335,436,658
Sales	–	–	–	(115,616,319)
Net transfers in or out of Level 3	–	–	–	(126,296,216)
Balance as of November 30, 2016	$1,935,200	$63,557	$5	$371,919,417

See Notes to Financial Statements.	113

Schedule of Investments

HIGH YIELD FUND November 30, 2016

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 98.40%

COMMON STOCKS 3.81%

Aerospace/Defense 0.16%
Mercury Systems, Inc.*	290	$8,604,016

Air Transportation 0.10%
Hawaiian Holdings, Inc.*	107	5,503,385

Auto Parts & Equipment 0.16%
Chassix Holdings, Inc.	311	9,046,108

Automakers 0.27%
Ferrari NV (Italy)(a)	103	5,557,042
Winnebago Industries, Inc.	282	9,157,649
Total		14,714,691

Banking 0.54%
Comerica, Inc.	135	8,606,250
FCB Financial Holdings, Inc. Class A*	234	10,343,880
Regions Financial Corp.	404	5,470,160
Valley National Bancorp	499	5,663,094
Total		30,083,384

Diversified Capital Goods 0.10%
MSC Industrial Direct Co., Inc. Class A	63	5,626,008

Electronics 0.12%
Cognex Corp.	107	6,404,315

Energy: Exploration & Production 0.07%
Seven Generations Energy Ltd. Class A*(b)	CAD 124	2,857,131
Templar Energy LLC Class A Units	191	1,286,405
Total		4,143,536

Food & Drug Retailers 0.01%
Fairway Group Holdings Corp.	20	767,481

Forestry/Paper 0.17%
Louisiana-Pacific Corp.*	157	3,032,164
Potlatch Corp.	153	6,297,413
Total		9,329,577

114	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Shares (000)	Fair Value
Health Services 0.07%
CRISPR Therapeutics AG (Switzerland)*(a)	168	$3,663,578

Investments & Miscellaneous Financial Services 0.14%
James River Group Holdings Ltd.	123	4,804,129
MarketAxess Holdings, Inc.	17	2,854,228
Penson Technologies Class A Units	4,881	48,812
Total		7,707,169

Machinery 0.10%
Nordson Corp.	50	5,320,064

Media: Content 0.40%
AMC Networks, Inc. Class A*	99	5,448,700
Netflix, Inc.*	93	10,859,589
Scripps Networks Interactive, Inc. Class A	80	5,568,850
Total		21,877,139

Metals/Mining (Excluding Steel) 0.50%
Coeur Mining, Inc.*	529	5,107,542
First Majestic Silver Corp. (Canada)*(a)	334	2,962,137
Hecla Mining Co.	864	5,252,238
Mirabela Nickel Ltd.*(b)	AUD 8,607	63,557
Teck Resources Ltd. Class B (Canada)(a)	215	5,437,280
U.S. Silica Holdings, Inc.	60	3,018,583
Vale SA ADR	707	6,000,571
Total		27,841,908

Oil Field Equipment & Services 0.10%
Nabors Industries Ltd.	333	5,356,116

Personal & Household Products 0.11%
elf Beauty, Inc.*	192	6,046,205

Restaurants 0.05%
Jack in the Box, Inc.	27	2,771,821

Software/Services 0.15%
Arista Networks, Inc.*	58	5,481,819
Weibo Corp. ADR*	56	2,870,487
Total		8,352,306

See Notes to Financial Statements.	115

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments			Shares (000)	Fair Value
Specialty Retail 0.22%
Rush Enterprises, Inc. Class A*			220	$6,655,000
Ulta Salon, Cosmetics & Fragrance, Inc.*			21	5,501,659
Total				12,156,659

Steel Producers/Products 0.12%
Worthington Industries, Inc.			123	6,903,361

Theaters & Entertainment 0.05%
MSG Networks, Inc.*			122	2,486,699

Trucking & Delivery 0.10%
Old Dominion Freight Line, Inc.*			66	5,775,070
Total Common Stocks (cost $201,047,468)				210,480,596

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 1.21%

Oil Field Equipment & Services 0.10%
Hornbeck Offshore Services, Inc.	1.50%	9/1/2019	$8,830	5,275,925

Oil Refining & Marketing 0.08%
Green Plains, Inc.†	4.125%	9/1/2022	3,942	4,602,285

Pharmaceuticals 0.24%
Incyte Corp.	0.375%	11/15/2018	2,647	5,403,189
TESARO, Inc.	3.00%	10/1/2021	2,019	7,894,290
Total				13,297,479

Software/Services 0.20%
Proofpoint, Inc.	0.75%	6/15/2020	4,510	5,361,262
Take-Two Interactive Software, Inc.	1.00%	7/1/2018	2,470	5,664,019
Total				11,025,281

Steel Producers/Products 0.14%
TimkenSteel Corp.	6.00%	6/1/2021	5,226	7,701,818

Support: Services 0.05%
Priceline Group, Inc. (The)	1.00%	3/15/2018	1,800	2,910,375

116	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology Hardware & Equipment 0.30%
Inphi Corp.†	1.125%		12/1/2020	$4,200	$5,488,875
Microchip Technology, Inc.	1.625%		2/15/2025	2,018	2,686,462
NVIDIA Corp.	1.00%		12/1/2018	1,788	8,260,560
Total					16,435,897

Theaters & Entertainment 0.10%
Live Nation Entertainment, Inc.	2.50%		5/15/2019	5,312	5,746,920
Total Convertible Bonds (cost $59,455,944)					66,995,980

	Dividend Rate			Shares (000)
CONVERTIBLE PREFERRED STOCKS 0.15%

Building & Construction 0.05%
William Lyon Homes Unit	Zero Coupon			29	2,829,888

Telecommunications: Wireless 0.10%
T-Mobile US, Inc.	5.50%			61	5,395,390
Total Convertible Preferred Stocks (cost $7,808,307)					8,225,278

	Interest Rate		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(c) 7.28%

Auto Parts & Equipment 0.08%
Chassix, Inc. Initial Term Loan	12.00%		7/29/2019	$4,318	4,339,466

Automakers 0.19%
Octavius Corp. Tranche B Term Loan	5.50%		11/8/2023	10,813	10,806,296

Beverages 0.04%
Constellation Brands, Inc. Term Loan (Canada)(a)	–	(d)	11/15/2023	2,375	2,396,268

Building Materials 0.14%
84 Lumber Co. Initial Term Loan	6.75%		10/25/2023	7,935	7,855,650

Department Stores 0.10%
Belk, Inc. 1st Lien Closing Date Term Loan	5.75%		12/12/2022	6,036	5,389,635

Diversified Capital Goods 0.18%
Dynacast International LLC 2nd Lien Initial Term Loan	9.50%		1/30/2023	3,960	3,861,000

See Notes to Financial Statements.	117

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods (continued)
Harsco Corp. Initial Term Loan	6.00%		11/2/2023	$5,927	$5,997,413
Total					9,858,413

Electric: Generation 0.51%
EIF Channelview Cogeneration LLC Term Loan	4.25%		5/8/2020	6,992	6,764,658
Lonestar Generation LLC Term Loan B	–	(d)	2/22/2021	4,862	4,351,058
Longview Power LLC Advance Term Loan B	7.00%		4/13/2021	9,399	8,302,573
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%		4/3/2019	5,654	5,562,379
Panda Temple Power II LLC Advance Construction Term Loan	7.25%		4/3/2019	3,183	2,960,100
Total					27,940,768

Energy: Exploration & Production 0.67%
California Resources Corp. Term Loan	–	(d)	9/24/2019	2,001	1,933,815
California Resources Corp. Term Loan	11.375%		12/31/2021	8,330	9,084,906
Chesapeake Energy Corp. Class A Term Loan	8.50%		8/23/2021	4,023	4,314,688
Chief Exploration & Development LLC 2nd Lien Term Loan	7.753%		5/16/2021	9,873	9,428,715
Jonah Energy LLC 2nd Lien Initial Term Loan	7.50%		5/12/2021	12,972	12,269,372
Total					37,031,496

Food & Drug Retailers 0.03%
Fairway Group Acquisition Co. Last Out Term Loan	10.00%		1/3/2020	1,120	1,019,489
Fairway Group Acquisition Co. Subordinate Holdco Term Loan	11.00%		10/3/2021	973	798,094
Total					1,817,583

Food: Wholesale 0.26%
Amplify Snack Brands, Inc. Term Loan	6.50%		9/2/2023	8,418	8,270,685
Chobani, LLC 1st Lien Closing Date Term Loan	5.25%		10/7/2021	6,140	6,218,684
Total					14,489,369

Gaming 0.58%
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%		10/11/2020	5,051	5,090,215
Cannery Casino Resorts LLC 2nd Lien Term Loan	12.50%		10/2/2019	4,355	4,377,226
Cowlitz Tribal Gaming Authority Term Loan B	11.50%		12/6/2021	15,909	17,181,720
Yonkers Racing Corp. 2nd Lien Initial Term Loan	8.75%		8/20/2020	5,190	5,194,308
Total					31,843,469

Gas Distribution 0.09%
EMG Utica LLC Term Loan	4.75%		3/27/2020	5,163	5,127,101

118	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Services 0.23%
Genoa, a QoL Healthcare Co., LLC 1st Lien initial Term Loan	4.75%	10/30/2023	$2,223	$2,218,365
Genoa, a QoL Healthcare Co., LLC 2nd Lien Initial Term Loan	9.00%	10/28/2024	3,632	3,632,000
NVA Holdings, Inc. 2nd Lien Term Loan	8.00%	8/14/2022	6,709	6,734,159
Total				12,584,524

Machinery 0.22%
Alison US LLC 2nd Lien Initial Term Loan	9.50%	8/29/2022	6,969	6,550,860
Hudson Products Holdings, Inc. Term Loan	5.00%	3/15/2019	6,229	5,440,028
Total				11,990,888

Media: Diversified 0.17%
UFC Holdings, LLC 2nd Lien Term Loan	8.50%	8/18/2024	9,174	9,380,415

Metals/Mining (Excluding Steel) 0.70%
Foresight Energy, LLC Term Loan	6.50%	8/21/2020	6,398	6,206,060
Murray Energy Corp. Term Loan B2	8.25%	4/16/2020	12,455	11,357,629
Oxbow Carbon LLC 2nd Lien Initial Term Loan	8.00%	1/17/2020	5,890	5,772,200
Peabody Energy Corp. Term Loan	4.25%	9/24/2020	15,948	15,068,388
Total				38,404,277

Oil Field Equipment & Services 0.52%
Fairmount Santrol, Inc. Extended Term Loan	4.50%	9/5/2019	912	875,777
Fairmount Santrol, Inc. Tranche B2 Term Loan	4.50%	9/5/2019	8,947	8,600,141
FTS International, Inc. Initial Term Loan	5.75%	4/16/2021	10,153	6,751,745
Hi-Crush Partners LP Advance Term Loan	4.75%	4/28/2021	6,499	6,185,850
Preferred Proppants, LLC Term Loan	6.75%	7/27/2020	6,456	5,455,320
Preferred Proppants, LLC Term Loan B2	8.75%	7/27/2020	799	659,175
Total				28,528,008

Packaging 0.27%
Berlin Packaging LLC 2nd Lien Initial Term Loan	7.75%	9/30/2022	3,685	3,693,113
Consolidated Container Co. LLC New Term Loan	5.00%	7/3/2019	4,950	4,914,912
Mauser Holding S.A.R.L. 2nd Lien Initial Term Loan	8.75%	7/31/2022	6,267	6,251,333
Ranpak Corp. 2nd Lien Initial Term Loan	8.25%	10/3/2022	102	96,390
Total				14,955,748

Personal & Household Products 0.29%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	4/3/2019	12,301	10,604,667
FGI Operating Co. LLC Term Loan B	5.50%	4/19/2019	5,868	5,464,922
Total				16,069,589

See Notes to Financial Statements.	119

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Printing & Publishing 0.10%
J.D. Power and Associates 2nd Lien Term Loan	9.50%	9/7/2023	$5,361	$5,387,805

Recreation & Travel 0.14%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(a)	7.75%	7/29/2022	5,109	5,148,390
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	7/31/2020	2,615	2,630,808
Total				7,779,198

Software/Services 0.33%
BMC Software Finance, Inc. Initial US Term Loan	5.00%	9/10/2020	8,144	7,976,459
EZE Software Group LLC 2nd Lien Term Loan	7.25%	4/5/2021	4,610	4,525,070
Press Ganey Holdings, Inc. 2nd Lien Initial Term Loan	8.25%	10/21/2024	5,397	5,491,447
Total				17,992,976

Specialty Retail 0.25%
Container Store, Inc. (The) Facility Term Loan	4.25%	4/6/2019	6,370	5,839,067
Gymboree Corp. (The) Term Loan	5.00%	2/23/2018	13,190	8,036,931
Total				13,875,998

Support: Services 0.91%
BakerCorp International, Inc. Refinanced Term Loan	4.25%	2/7/2020	4,836	4,505,305
Brickman Group Ltd. LLC (The) 2nd Lien Initial Term Loan	7.50%	12/17/2021	7,300	7,310,950
Monitronics International Inc. Term Loan B2	6.50%	9/30/2022	5,711	5,699,121
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	9,240	9,059,086
Safway Group Holding LLC Initial Term Loan	5.75%	8/21/2023	8,142	8,201,355
Sedgwick Claims Management Services, Inc. 2nd Lien Initial Term Loan	6.75%	2/28/2022	3,254	3,245,865
Sedgwick Claims Management Services, Inc. 2nd Lien Term Loan	6.75%	2/28/2022	1,714	1,709,715
University Support Services LLC Term Loan	6.25%	7/6/2022	10,255	10,331,913
Total				50,063,310

Trucking & Delivery 0.10%
YRC Worldwide, Inc. Initial Term Loan	8.00%	2/13/2019	5,984	5,722,072

Utility 0.18%
Panda Temple Power, LLC Advance Term Loan	7.25%	4/3/2019	4,951	4,406,577
Sandy Creek Energy Associates, L.P. Term Loan	5.00%	11/9/2020	6,923	5,815,028
Total				10,221,605
Total Floating Rate Loans (cost $383,923,520)				401,851,927

120	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
FOREIGN BONDS(b) 0.70%

France 0.09%
CMA CGM SA†	7.75%		1/15/2021		EUR	5,306	$4,885,470

Jersey 0.10%
Galaxy Finco Ltd.†	7.875%		11/15/2021		GBP	4,400	5,527,850

Luxembourg 0.05%
Boardriders SA†	9.50%		12/15/2020		EUR	3,075	2,672,411

Netherlands 0.18%
Dutch Lion BV PIK†	11.25%		6/15/2020		EUR	5,867	1,566,178
Hema Bondco I BV†	6.25%		6/15/2019		EUR	9,325	8,246,013
Total							9,812,191

Spain 0.13%
Banco Popular Espanol SA	11.50%	#	–	(e)	EUR	7,100	7,485,427

United Kingdom 0.15%
Premier Foods Finance plc†	6.50%		3/15/2021		GBP	6,684	8,457,102
Total Foreign Bonds (cost $50,088,047)							38,840,451

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.89%

Angola 0.14%
Republic of Angola†	9.50%		11/12/2025			$8,041	7,499,036

Argentina 0.39%
City of Buenos Aires†	7.50%		6/1/2027			5,300	5,313,250
Provincia de Mendoza†	8.375%		5/19/2024			5,213	5,226,033
Provincia of Neuquen†	8.625%		5/12/2028			5,333	5,532,987
Republic of Argentina	8.75%		5/7/2024			4,925	5,570,996
Total							21,643,266

Ghana 0.14%
Republic of Ghana†	9.25%		9/15/2022			7,400	7,552,588

Sri Lanka 0.22%
Province of Santa Fe†	6.90%		11/1/2027			7,271	6,961,983
Republic of Sri Lanka†	6.825%		7/18/2026			5,200	5,239,551
Total							12,201,534
Total Foreign Government Obligations (cost $48,799,911)							48,896,424

See Notes to Financial Statements.	121

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
HIGH YIELD CORPORATE BONDS 84.28%

Advertising 0.64%
Clear Channel Worldwide Holdings, Inc.	6.50%	11/15/2022		$15,857	$16,094,855
Lamar Media Corp.	5.75%	2/1/2026		5,054	5,354,460
Nielsen Finance LLC/Nielsen Finance Co.†	5.00%	4/15/2022		6,015	6,157,856
Southern Graphics, Inc.†	8.375%	10/15/2020		7,375	7,504,063
Total					35,111,234

Aerospace/Defense 0.44%
ADS Tactical, Inc.†	11.00%	4/1/2018		4,500	4,623,750
CPI International, Inc.	8.75%	2/15/2018		4,933	4,982,330
Huntington Ingalls Industries, Inc.†	5.00%	12/15/2021		2,499	2,608,331
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025		5,432	5,567,800
TransDigm, Inc.	6.50%	7/15/2024		5,956	6,201,685
Total					23,983,896

Air Transportation 0.77%
Air Canada (Canada)†(a)	7.75%	4/15/2021		8,143	8,936,942
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(a)	5.00%	12/15/2023		6,061	6,083,729
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Panama)†(a)	8.375%	5/10/2020		5,874	5,800,575
Gol LuxCo SA (Luxembourg)†(a)	8.875%	1/24/2022		6,750	4,708,125
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates	4.95%	1/15/2023		9,812	9,725,912
United Continental Holdings, Inc.	6.00%	12/1/2020		6,944	7,430,080
Total					42,685,363

Auto Parts & Equipment 0.97%
Allison Transmission, Inc.†	5.00%	10/1/2024		7,640	7,716,400
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		12,247	11,757,120
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		5,108	4,635,510
MPG Holdco I, Inc.	7.375%	10/15/2022		5,573	5,740,190
Nemak SA de CV (Mexico)†(a)	5.50%	2/28/2023		4,170	4,123,088
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021		6,397	6,700,857
TI Group Automotive Systems LLC†	8.75%	7/15/2023		12,550	12,989,250
Total					53,662,415

Automakers 0.00%
General Motors Corp.(f)	7.20%	–	(e)	8,500	850

122	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking 1.89%
Banco de Galicia y Buenos Aires SA (Argentina)†(a)	8.25%	#	7/19/2026		$6,280	$6,594,000
BankUnited, Inc.	4.875%		11/17/2025		9,693	9,474,403
CIT Group, Inc.	6.00%		4/1/2036		2,695	2,627,625
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026		6,106	5,603,427
Intesa Sanpaolo SpA (Italy)†(a)	7.70%	#	–	(e)	9,400	8,307,250
Lloyds Bank plc (United Kingdom)†(a)	12.00%	#	–	(e)	8,952	12,018,060
Popular, Inc.	7.00%		7/1/2019		18,352	18,902,560
Royal Bank of Scotland Group plc (United Kingdom)(a)	5.125%		5/28/2024		8,779	8,546,260
Royal Bank of Scotland Group plc (United Kingdom)(a)	6.00%		12/19/2023		3,371	3,414,678
Royal Bank of Scotland Group plc (United Kingdom)(a)	6.10%		6/10/2023		4,731	4,813,991
Royal Bank of Scotland Group plc (United Kingdom)(a)	7.50%	#	–	(e)	6,021	5,449,005
Royal Bank of Scotland Group plc (United Kingdom)(a)	8.625%	#	–	(e)	7,700	7,594,125
Standard Chartered plc (United Kingdom)†(a)	7.50%	#	–	(e)	8,650	8,499,058
Texas Capital Bank NA	5.25%		1/31/2026		2,690	2,610,379
Washington Mutual Bank(g)	6.875%		6/15/2011		10,000	1,000
Total						104,455,821

Beverages 0.20%
Central American Bottling Corp. (Guatemala)†(a)	6.75%		2/9/2022		5,029	5,154,725
Constellation Brands, Inc.	6.00%		5/1/2022		5,303	6,058,678
Total						11,213,403

Building & Construction 1.68%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%		2/15/2021		11,877	11,461,305
Beazer Homes USA, Inc.†	8.75%		3/15/2022		7,642	8,138,730
Brookfield Residential Properties, Inc. (Canada)†(a)	6.50%		12/15/2020		3,422	3,490,440
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. (Canada)†(a)	6.125%		7/1/2022		5,132	5,183,320
K. Hovnanian Enterprises, Inc.†	7.25%		10/15/2020		9,312	8,660,160
Lennar Corp.	4.75%		11/15/2022		9,171	9,377,347
Lennar Corp.	4.75%		5/30/2025		5,618	5,407,325
PulteGroup, Inc.	5.00%		1/15/2027		10,664	10,077,480
PulteGroup, Inc.	5.50%		3/1/2026		8,017	7,976,915
PulteGroup, Inc.	6.375%		5/15/2033		6,091	6,136,682
William Lyon Homes, Inc.	7.00%		8/15/2022		5,723	5,966,228

See Notes to Financial Statements.	123

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building & Construction (continued)
William Lyon Homes, Inc.	8.50%	11/15/2020	$10,182	$10,640,190
Total				92,516,122

Building Materials 3.30%
Allegion plc (Ireland)(a)	5.875%	9/15/2023	4,922	5,248,082
American Builders & Contractors Supply Co., Inc.†	5.75%	12/15/2023	5,614	5,768,385
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance†	8.50%	2/15/2018	4,452	4,507,650
Beacon Roofing Supply, Inc.	6.375%	10/1/2023	4,735	5,054,612
BMC East LLC†	5.50%	10/1/2024	4,902	4,902,000
Builders FirstSource, Inc.†	5.625%	9/1/2024	4,568	4,607,970
Builders FirstSource, Inc.†	10.75%	8/15/2023	6,238	7,173,700
Cemex Finance LLC†	6.00%	4/1/2024	6,139	6,116,593
Cemex SAB de CV (Mexico)†(a)	7.75%	4/16/2026	7,250	7,793,750
CPG Merger Sub LLC†	8.00%	10/1/2021	11,820	12,233,700
Eagle Materials, Inc.	4.50%	8/1/2026	4,300	4,246,250
FBM Finance, Inc.†	8.25%	8/15/2021	6,094	6,337,760
Gibraltar Industries, Inc.	6.25%	2/1/2021	3,948	4,066,440
HD Supply, Inc.†	5.75%	4/15/2024	4,477	4,588,925
Hillman Group, Inc. (The)†	6.375%	7/15/2022	10,913	10,258,220
James Hardie International Finance Ltd. (Ireland)†(a)	5.875%	2/15/2023	13,475	14,098,219
Masonite International Corp.†	5.625%	3/15/2023	4,402	4,501,045
NCI Building Systems, Inc.†	8.25%	1/15/2023	6,374	6,931,725
Ply Gem Industries, Inc.	6.50%	2/1/2022	5,353	5,500,075
Standard Industries, Inc.†	5.375%	11/15/2024	17,138	17,523,605
Standard Industries, Inc.†	5.50%	2/15/2023	7,009	7,236,792
Standard Industries, Inc.†	6.00%	10/15/2025	2,775	2,899,875
Summit Materials LLC/Summit Materials Finance Corp.	6.125%	7/15/2023	4,399	4,486,980
U.S. Concrete, Inc.	6.375%	6/1/2024	8,956	9,359,020
USG Corp.†	5.50%	3/1/2025	6,206	6,392,801
WESCO Distribution, Inc.†	5.375%	6/15/2024	10,494	10,520,235
Total				182,354,409

Cable & Satellite Television 6.14%
Altice Financing SA (Luxembourg)†(a)	6.625%	2/15/2023	15,200	15,466,000
Altice Financing SA (Luxembourg)†(a)	7.50%	5/15/2026	4,492	4,564,995
Altice Finco SA (Luxembourg)†(a)	8.125%	1/15/2024	4,465	4,610,113
Block Communications, Inc.†	7.25%	2/1/2020	5,145	5,260,762
Cable One, Inc.†	5.75%	6/15/2022	5,336	5,509,420

124	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Cable & Satellite Television (continued)
Cablevision SA (Argentina)†(a)	6.50%	6/15/2021	$6,445	$6,557,787
Cablevision Systems Corp.	5.875%	9/15/2022	15,270	14,277,450
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2023	7,122	7,313,404
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	11,303	11,642,090
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	4/1/2024	32,081	34,045,961
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	5/1/2027	7,412	7,578,770
Cogeco Communications, Inc. (Canada)†(a)	4.875%	5/1/2020	5,100	5,278,500
CSC Holdings LLC†	10.875%	10/15/2025	72,538	84,688,115
DISH DBS Corp.	7.75%	7/1/2026	36,144	39,984,300
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	4,308	4,474,935
Midcontinent Communications & Midcontinent Finance Corp.†	6.875%	8/15/2023	12,423	13,121,794
SFR Group SA (France)†(a)	6.00%	5/15/2022	20,728	20,961,190
Unitymedia GmbH (Germany)†(a)	6.125%	1/15/2025	1,891	1,933,548
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.00%	1/15/2025	14,812	14,626,850
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.50%	1/15/2023	4,183	4,303,261
UPCB Finance IV Ltd.†	5.375%	1/15/2025	10,500	10,401,510
Virgin Media Finance plc (United Kingdom)†(a)	6.00%	10/15/2024	7,095	7,157,081
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	12,590	12,810,325
Wave Holdco LLC/Wave Holdco Corp. PIK†	8.25%	7/15/2019	2,367	2,323,050
Total				338,891,211

Chemicals 2.82%
Ashland LLC	6.875%	5/15/2043	10,508	10,823,240
Blue Cube Spinco, Inc.	10.00%	10/15/2025	16,816	20,095,120
Braskem Finance Ltd.†	5.375%	5/2/2022	7,370	7,495,290
Braskem Finance Ltd.	6.45%	2/3/2024	7,965	8,321,035
Chemours Co. (The)	7.00%	5/15/2025	14,959	14,809,410
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	4,965	5,635,275
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	9,060	8,199,300
Hexion, Inc.	6.625%	4/15/2020	9,720	8,407,800
Hexion, Inc.	8.875%	2/1/2018	3,618	3,518,505
Kraton Polymers LLC/Kraton Polymers Capital Corp.†	10.50%	4/15/2023	6,194	6,890,825
Momentive Performance Materials, Inc.	3.88%	10/24/2021	11,351	10,669,940
Momentive Performance Materials, Inc.(g)	10.00%	10/15/2020	3,105	310
NOVA Chemicals Corp. (Canada)†(a)	5.25%	8/1/2023	13,730	13,819,245
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (Luxembourg)†(a)	6.75%	5/1/2022	10,995	11,489,775

See Notes to Financial Statements.	125

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Chemicals (continued)
Tronox Finance LLC	6.375%	8/15/2020	$9,663	$8,853,724
Tronox Finance LLC†	7.50%	3/15/2022	6,374	5,848,145
Valvoline, Inc.†	5.50%	7/15/2024	2,253	2,340,304
Versum Materials, Inc.†	5.50%	9/30/2024	8,414	8,603,315
Total				155,820,558

Consumer/Commercial/Lease Financing 1.87%
Enova International, Inc.	9.75%	6/1/2021	6,115	5,962,125
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021	17,197	17,325,977
Navient Corp.	5.875%	10/25/2024	3,423	3,183,390
Navient Corp.	5.875%	3/25/2021	48,449	49,841,909
Navient Corp.	6.125%	3/25/2024	6,272	5,966,240
Navient Corp.	6.625%	7/26/2021	4,354	4,555,373
NFP Corp.†	9.00%	7/15/2021	15,840	16,453,800
Total				103,288,814

Department Stores 0.17%
JC Penney Corp., Inc.	5.65%	6/1/2020	3,385	3,385,000
JC Penney Corp., Inc.†	5.875%	7/1/2023	6,029	6,194,798
Total				9,579,798

Diversified Capital Goods 1.17%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg)†(a)	7.75%	12/15/2020	5,740	4,520,250
Apex Tool Group LLC†	7.00%	2/1/2021	6,679	6,044,495
Belden, Inc.†	5.50%	9/1/2022	5,800	5,945,000
EnerSys†	5.00%	4/30/2023	6,124	6,162,275
General Cable Corp.	5.75%	10/1/2022	10,576	10,152,960
Griffon Corp.	5.25%	3/1/2022	6,425	6,416,969
NANA Development Corp.†	9.50%	3/15/2019	6,233	5,453,875
SPX FLOW, Inc.†	5.625%	8/15/2024	4,742	4,670,870
SPX FLOW, Inc.†	5.875%	8/15/2026	4,567	4,475,660
Titan International, Inc.	6.875%	10/1/2020	6,118	5,965,050
Unifrax I LLC/Unifrax Holding Co.†	7.50%	2/15/2019	5,042	4,840,320
Total				64,647,724

Electric: Generation 1.06%
Elwood Energy LLC	8.159%	7/5/2026	8,177	9,198,858
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.(g)	10.00%	12/1/2020	23,490	5,461,425
Illinois Power Generating Co.	7.00%	4/15/2018	9,278	3,247,300

126	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electric: Generation (continued)
Illinois Power Generating Co.	7.95%	6/1/2032	$5,926	$2,074,100
Listrindo Capital BV (Netherlands)†(a)	4.95%	9/14/2026	8,598	8,389,387
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	8,787	9,467,699
Red Oak Power LLC	8.54%	11/30/2019	3,379	3,396,102
Red Oak Power LLC	9.20%	11/30/2029	3,400	3,548,750
Talen Energy Supply LLC	6.50%	6/1/2025	6,880	5,469,600
TerraForm Power Operating LLC†~	9.375%	2/1/2023	8,033	8,256,318
Total				58,509,539

Electronics 0.99%
Micron Technology, Inc.†	5.25%	8/1/2023	4,190	4,158,575
Micron Technology, Inc.†	7.50%	9/15/2023	13,821	15,306,758
Qorvo, Inc.	7.00%	12/1/2025	18,614	20,289,260
Sensata Technologies BV (Netherlands)†	5.625%	11/1/2024	13,949	14,594,141
Total				54,348,734

Energy: Exploration & Production 9.07%
Afren plc (United Kingdom)†(a)(g)	6.625%	12/9/2020	4,806	24,991
Afren plc (United Kingdom)†(a)(g)	10.25%	4/8/2019	3,367	17,507
Afren plc (United Kingdom)†(a)(g)	11.50%	2/1/2016	4,294	22,327
Bill Barrett Corp.	7.00%	10/15/2022	12,528	10,993,320
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	14,908	7,826,700
California Resources Corp.†	8.00%	12/15/2022	9,605	7,732,025
Callon Petroleum Co.†	6.125%	10/1/2024	9,060	9,331,800
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	12,757	13,075,925
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	2,447	2,538,763
Chaparral Energy, Inc.(g)	7.625%	11/15/2022	4,559	3,806,765
Chaparral Energy, Inc.(g)	8.25%	9/1/2021	5,506	4,597,510
Chesapeake Energy Corp.	6.625%	8/15/2020	11,826	11,500,785
Clayton Williams Energy, Inc.	7.75%	4/1/2019	6,201	6,263,010
Concho Resources, Inc.	5.50%	4/1/2023	15,310	15,817,526
CONSOL Energy, Inc.	5.875%	4/15/2022	5,464	5,272,760
CONSOL Energy, Inc.	8.00%	4/1/2023	6,574	6,738,350
Continental Resources, Inc.	4.50%	4/15/2023	11,611	11,349,752
Continental Resources,Inc.	3.80%	6/1/2024	14,200	13,206,000
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	11,850	12,353,625
CrownRock LP/CrownRock Finance, Inc.†	7.75%	2/15/2023	1,850	1,979,500
Denbury Resources, Inc.	4.625%	7/15/2023	3,309	2,564,475
Denbury Resources, Inc.	5.50%	5/1/2022	21,064	17,325,140

See Notes to Financial Statements.	127

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production (continued)
Eclipse Resources Corp.	8.875%	7/15/2023	$6,991	$7,095,865
Energen Corp.	4.625%	9/1/2021	8,925	9,003,094
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	4,477	4,616,906
Gulfport Energy Corp.†	6.00%	10/15/2024	4,464	4,547,700
Gulfport Energy Corp.	6.625%	5/1/2023	2,400	2,520,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	18,961	19,245,415
Jones Energy Holdings LLC/Jones Energy Finance Corp.	6.75%	4/1/2022	13,442	12,232,220
Kosmos Energy Ltd. †	7.875%	8/1/2021	21,361	20,666,767
Matador Resources Co.	6.875%	4/15/2023	6,901	7,349,565
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	28,334	24,863,085
Murphy Oil Corp.	6.875%	8/15/2024	5,769	6,086,295
Newfield Exploration Co.	5.75%	1/30/2022	6,239	6,488,560
Oasis Petroleum, Inc.	6.875%	3/15/2022	9,997	10,346,895
Parsley Energy LLC/Parsley Finance Corp.†	6.25%	6/1/2024	6,049	6,290,960
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	6,713	7,140,954
PDC Energy, Inc.†	6.125%	9/15/2024	2,755	2,830,763
PDC Energy, Inc.	7.75%	10/15/2022	7,367	7,809,020
Permian Resources LLC†	13.00%	11/30/2020	7,706	8,977,490
Permian Resources LLC/AEPB Finance Corp.†	8.00%	6/15/2020	3,275	3,258,625
QEP Resources, Inc.	6.875%	3/1/2021	4,929	5,101,515
Range Resources Corp.	4.875%	5/15/2025	18,086	17,181,700
Range Resources Corp.†	5.875%	7/1/2022	5,970	6,029,700
Rice Energy, Inc.	6.25%	5/1/2022	8,129	8,352,547
RSP Permian, Inc.	6.625%	10/1/2022	10,059	10,612,245
Sanchez Energy Corp.	6.125%	1/15/2023	11,130	9,794,400
Sanchez Energy Corp.	7.75%	6/15/2021	4,938	4,715,790
Seven Generations Energy Ltd. (Canada)†(a)	6.75%	5/1/2023	20,459	21,609,819
Seven Generations Energy Ltd. (Canada)†(a)	6.875%	6/30/2023	13,506	14,282,595
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	8,169	8,730,619
SM Energy Co.	5.625%	6/1/2025	4,475	4,318,375
SM Energy Co.	6.50%	11/15/2021	5,695	5,773,306
SM Energy Co.	6.75%	9/15/2026	6,521	6,712,554
Southwestern Energy Co.	6.70%	1/23/2025	10,500	10,447,500
Tullow Oil plc (United Kingdom)†(a)	6.00%	11/1/2020	6,393	5,857,586
Tullow Oil plc (United Kingdom)†(a)	6.25%	4/15/2022	2,800	2,506,000
WPX Energy, Inc.	5.25%	9/15/2024	10,397	10,176,064
WPX Energy, Inc.	6.00%	1/15/2022	12,275	12,639,445
Total				500,550,495

128	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food & Drug Retailers 0.82%
BI-LO LLC/BI-LO Finance Corp.†	9.25%	2/15/2019	$5,005	$4,004,000
Ingles Markets, Inc.	5.75%	6/15/2023	4,584	4,711,527
New Albertson’s, Inc.	7.45%	8/1/2029	7,386	7,035,165
New Albertson’s, Inc.	7.75%	6/15/2026	4,098	4,098,000
New Albertson’s, Inc.	8.00%	5/1/2031	3,850	3,753,750
Rite Aid Corp.	7.70%	2/15/2027	4,760	5,902,400
SMU SA (Chile)†(a)	7.75%	2/8/2020	6,448	6,261,008
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	10,805	9,373,337
Total				45,139,187

Food: Wholesale 1.52%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023	5,934	6,097,185
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	5,231	5,145,996
Cosan Luxembourg SA (Luxembourg)†(a)	7.00%	1/20/2027	8,122	8,081,390
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(a)	5.625%	8/15/2026	5,439	5,452,598
Hearthside Group Holdings LLC/Hearthside Finance Co.†	6.50%	5/1/2022	9,572	9,428,420
KeHE Distributors LLC/KeHE Finance Corp.†	7.625%	8/15/2021	9,251	9,227,872
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	7,631	7,616,692
Land O’Lakes, Inc.†	6.00%	11/15/2022	4,973	5,482,732
Performance Food Group, Inc.†	5.50%	6/1/2024	5,385	5,411,925
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	4.875%	5/1/2021	4,419	4,540,523
Post Holdings, Inc.†	7.75%	3/15/2024	5,571	6,169,882
Post Holdings, Inc.†	8.00%	7/15/2025	3,342	3,769,108
Southern States Cooperative, Inc.†	10.00%	8/15/2021	6,046	5,471,630
Tonon Luxembourg SA (Luxembourg)†(a)(g)	10.50%	5/14/2024	6,225	1,960,875
Total				83,856,828

Forestry/Paper 0.90%
Boise Cascade Co.†	5.625%	9/1/2024	10,178	9,999,885
Louisiana-Pacific Corp.†	4.875%	9/15/2024	14,030	13,661,712
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	4,091	2,413,690
Neenah Paper, Inc.†	5.25%	5/15/2021	7,386	7,496,790
Norbord, Inc. (Canada)†(a)	6.25%	4/15/2023	11,575	12,095,875
Rayonier AM Products, Inc.†	5.50%	6/1/2024	4,021	3,729,478
Total				49,397,430

See Notes to Financial Statements.	129

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gaming 3.88%
Boyd Gaming Corp.	6.875%	5/15/2023	$4,965	$5,293,931
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	19,596	21,408,630
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	10,648	11,446,600
Churchill Downs, Inc.	5.375%	12/15/2021	3,173	3,299,920
Churchill Downs, Inc.†	5.375%	12/15/2021	4,878	5,073,120
Eldorado Resorts, Inc.	7.00%	8/1/2023	8,833	9,385,063
GLP Capital LP/GLP Financing II, Inc.	5.375%	4/15/2026	4,415	4,525,375
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	6,044	6,353,755
International Game Technology plc†	6.50%	2/15/2025	7,572	8,083,110
MCE Finance Ltd. (Hong Kong)†(a)	5.00%	2/15/2021	5,665	5,695,659
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	5.625%	5/1/2024	5,011	5,261,550
MGM Resorts International	6.00%	3/15/2023	30,581	32,951,027
MGM Resorts International	7.75%	3/15/2022	3,949	4,521,605
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	11,526	11,583,630
Penn National Gaming, Inc.	5.875%	11/1/2021	9,828	10,245,690
Pinnacle Entertainment, Inc.†	5.625%	5/1/2024	5,442	5,442,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	6.125%	8/15/2021	7,716	7,870,320
Scientific Games International, Inc.	10.00%	12/1/2022	8,390	7,907,575
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	10,754	11,668,090
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	11,908	11,908,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	10,355	10,238,506
Wynn Macau Ltd. (Macau)†(a)	5.25%	10/15/2021	8,513	8,598,130
Total				208,761,286

Gas Distribution 4.26%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.375%	9/15/2024	8,225	8,410,063
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%	11/15/2022	6,885	6,747,300
Cheniere Corpus Christi Holdings LLC†	7.00%	6/30/2024	7,904	8,457,280
Enable Oklahoma Intrastate Transmission LLC†	6.25%	3/15/2020	6,559	6,972,388
Energy Transfer Equity LP	5.50%	6/1/2027	10,571	10,359,580

130	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gas Distribution (continued)
Energy Transfer Equity LP	5.875%	1/15/2024	$8,856	$9,121,680
Genesis Energy LP/Genesis Energy Finance Corp.	5.625%	6/15/2024	5,985	5,865,300
Genesis Energy LP/Genesis Energy Finance Corp.	6.75%	8/1/2022	4,964	5,100,510
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.00%	8/1/2024	7,202	7,526,090
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	4,700	5,131,324
LBC Tank Terminals Holding Netherlands BV (Belgium)†(a)	6.875%	5/15/2023	6,105	6,135,525
NGL Energy Partners LP/NGL Energy Finance Corp.†	7.50%	11/1/2023	15,224	15,262,060
ONEOK, Inc.	4.25%	2/1/2022	6,500	6,386,250
Rockies Express Pipeline LLC†	5.625%	4/15/2020	10,597	11,047,372
Rockies Express Pipeline LLC†	6.875%	4/15/2040	13,093	13,354,860
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	31,623	33,520,380
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	22,506	24,362,745
Southern Star Central Corp.†	5.125%	7/15/2022	9,846	9,944,460
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%	1/15/2025	6,607	6,706,105
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.25%	10/15/2022	5,080	5,461,000
Williams Cos., Inc. (The)	4.55%	6/24/2024	18,746	18,371,080
Williams Cos., Inc. (The)	5.75%	6/24/2044	5,664	5,380,800
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	5,375	5,444,794
Total				235,068,946

Health Facilities 2.33%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	3,170	3,138,300
Acadia Healthcare Co., Inc.	6.125%	3/15/2021	5,208	5,403,300
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	5,637	5,622,908
Envision Healthcare Corp.	5.625%	7/15/2022	8,360	8,569,000
HCA, Inc.	5.25%	4/15/2025	5,429	5,483,290
HCA, Inc.	5.25%	6/15/2026	13,000	13,046,540
HCA, Inc.	5.875%	3/15/2022	15,361	16,532,276
HCA, Inc.	7.50%	12/15/2023	10,647	11,658,465
HCA, Inc.	7.69%	6/15/2025	3,765	4,150,913
HCA, Inc.	8.36%	4/15/2024	12,701	14,288,625
MPT Operating Partnership LP/MPT Finance Corp.	5.25%	8/1/2026	6,756	6,350,640
Surgery Center Holdings, Inc.†	8.875%	4/15/2021	5,230	5,478,425
Surgical Care Affiliates, Inc.†	6.00%	4/1/2023	9,881	10,128,025
Tenet Healthcare Corp.	6.00%	10/1/2020	6,950	7,097,687
Tenet Healthcare Corp.†(h)	7.50%	1/1/2022	3,440	3,545,350
Tenet Healthcare Corp.	8.125%	4/1/2022	8,773	8,071,160
Total				128,564,904

See Notes to Financial Statements.	131

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Services 0.19%
Air Medical Merger Sub Corp.†	6.375%	5/15/2023	$6,017	$5,723,671
inVentiv Group Holdings, Inc./inVentiv Health Inc/inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	4,905	4,990,838
Total				10,714,509

Hotels 0.35%
Hilton Domestic Operating Co., Inc.†	4.25%	9/1/2024	7,611	7,496,835
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.†	6.125%	12/1/2024	5,967	6,146,010
Playa Resorts Holding BV (Netherlands)†(a)	8.00%	8/15/2020	5,349	5,549,588
Total				19,192,433

Insurance Brokerage 0.15%
Alliant Holdings Intermediate LLC†	8.25%	8/1/2023	8,196	8,318,940

Integrated Energy 0.52%
Cenovus Energy, Inc. (Canada)(a)	5.20%	9/15/2043	10,216	9,327,443
Cenovus Energy, Inc. (Canada)(a)	6.75%	11/15/2039	13,125	13,927,777
Petrobras Global Finance BV (Netherlands)(a)	4.375%	5/20/2023	6,200	5,480,800
Total				28,736,020

Life Insurance 0.15%
CNO Financial Group, Inc.	5.25%	5/30/2025	7,993	8,022,974

Machinery 0.55%
ATS Automation Tooling Systems, Inc. (Canada)†(a)	6.50%	6/15/2023	5,470	5,675,125
Gardner Denver, Inc.†	6.875%	8/15/2021	11,117	11,005,830
Manitowoc Foodservice, Inc.	9.50%	2/15/2024	7,122	8,154,690
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	5,514	5,638,065
Total				30,473,710

Managed Care 0.42%
Centene Corp.	6.125%	2/15/2024	14,795	15,070,187
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	7,894	8,318,302
Total				23,388,489

Media: Content 2.19%
AMC Networks, Inc.	4.75%	12/15/2022	26,192	26,322,960
Belo Corp.	7.25%	9/15/2027	7,195	7,554,750
EMI Music Publishing Group North America Holdings, Inc.†	7.625%	6/15/2024	10,048	10,801,600
Gray Television, Inc.†	5.875%	7/15/2026	7,806	7,471,825

132	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Media: Content (continued)
iHeartCommunications, Inc.	9.00%	3/1/2021	$13,800	$10,229,250
Netflix, Inc.	5.875%	2/15/2025	27,903	29,929,037
Sirius XM Radio, Inc.†	6.00%	7/15/2024	5,307	5,532,547
Townsquare Media, Inc.†	6.50%	4/1/2023	10,533	9,993,184
Univision Communications, Inc.†	5.125%	2/15/2025	9,060	8,618,325
WMG Acquisition Corp.†	5.00%	8/1/2023	4,563	4,574,408
Total				121,027,886

Medical Products 0.93%
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	21,736	24,126,960
Grifols Worldwide Operations Ltd. (Ireland)(a)	5.25%	4/1/2022	4,371	4,523,985
Hill-Rom Holdings, Inc.†	5.75%	9/1/2023	8,123	8,407,305
Hologic, Inc.†	5.25%	7/15/2022	4,341	4,520,066
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022	4,845	4,057,688
Teleflex, Inc.	4.875%	6/1/2026	5,946	5,901,405
Total				51,537,409

Metals/Mining (Excluding Steel) 6.81%
Alamos Gold, Inc. (Canada)†(a)	7.75%	4/1/2020	5,848	6,140,400
Alcoa Nederland Holding BV (Netherlands)†(a)	6.75%	9/30/2024	11,249	12,092,675
Aleris International, Inc.	7.875%	11/1/2020	5,161	5,088,230
Aleris International, Inc.†	9.50%	4/1/2021	10,898	11,715,350
Anglo American Capital plc (United Kingdom)†(a)	3.625%	5/14/2020	8,578	8,620,890
Anglo American Capital plc (United Kingdom)†(a)	4.875%	5/14/2025	3,091	3,152,820
Cia Minera Milpo SAA (Peru)†(a)	4.625%	3/28/2023	8,344	8,237,197
Cliffs Natural Resources, Inc.	5.90%	3/15/2020	4,565	4,382,400
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	12.00%	11/1/2021	6,505	6,716,412
Coeur Mining, Inc.	7.875%	2/1/2021	14,537	15,154,822
Compass Minerals International, Inc.†	4.875%	7/15/2024	12,225	11,613,750
Contura Energy, Inc.†	10.00%	8/1/2021	5,543	5,847,865
Eldorado Gold Corp. (Canada)†(a)	6.125%	12/15/2020	5,955	6,029,438
First Quantum Minerals Ltd. (Canada)†(a)	6.75%	2/15/2020	6,680	6,638,250
First Quantum Minerals Ltd. (Canada)†(a)	7.25%	10/15/2019	2,310	2,335,988
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	6.875%	4/1/2022	5,396	5,598,350
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	9.75%	3/1/2022	11,820	13,694,652
Freeport-McMoRan, Inc.	3.55%	3/1/2022	26,864	25,561,096
Freeport-McMoRan, Inc.	3.875%	3/15/2023	33,621	31,771,845
GrafTech International Ltd.	6.375%	11/15/2020	11,117	8,838,015

See Notes to Financial Statements.	133

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Metals/Mining (Excluding Steel) (continued)
Hecla Mining Co.	6.875%		5/1/2021		$8,926	$9,137,992
Imperial Metals Corp. (Canada)†(a)	7.00%		3/15/2019		8,089	7,704,772
Indo Energy Finance BV (Netherlands)†(a)	7.00%		5/7/2018		3,376	3,207,200
Indo Energy Finance II BV (Netherlands)†(a)	6.375%		1/24/2023		7,067	5,410,976
Kaiser Aluminum Corp.	5.875%		5/15/2024		7,069	7,316,415
Kinross Gold Corp. (Canada)(a)	5.125%		9/1/2021		6,200	6,262,000
Kinross Gold Corp. (Canada)(a)	5.95%		3/15/2024		12,696	13,076,880
Lundin Mining Corp. (Canada)†(a)	7.875%		11/1/2022		14,208	15,415,680
Mirabela Nickel Ltd. (Australia)(a)	1.00%		9/10/2044		51	5
New Gold, Inc. (Canada)†(a)	6.25%		11/15/2022		10,465	10,569,650
Novelis Corp.†	5.875%		9/30/2026		5,559	5,565,949
Novelis Corp.†	6.25%		8/15/2024		5,551	5,759,163
Peabody Energy Corp.†(g)	10.00%		3/15/2022		7,120	6,158,800
Petra Diamonds US Treasury plc (United Kingdom)†(a)	8.25%		5/31/2020		5,845	6,027,656
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%		12/1/2018		8,651	8,607,745
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%		1/15/2021		573	555,810
Rain CII Carbon LLC/CII Carbon Corp.†(b)	8.50%		1/15/2021	EUR	3,679	3,860,195
Teck Resources Ltd. (Canada)(a)	4.75%		1/15/2022		$29,580	30,097,650
Teck Resources Ltd. (Canada)†(a)	8.50%		6/1/2024		9,436	11,040,120
Vale Overseas Ltd. (Brazil)(a)	6.25%		8/10/2026		10,453	10,910,319
Volcan Cia Minera SAA (Peru)†(a)	5.375%		2/2/2022		6,128	5,875,220
Yamana Gold, Inc. (Canada)(a)	4.95%		7/15/2024		3,863	3,793,192
Total						375,583,834

Monoline Insurance 0.50%
MGIC Investment Corp.	5.75%		8/15/2023		12,840	13,353,600
Radian Group, Inc.	7.00%		3/15/2021		12,771	13,948,486
Total						27,302,086

Oil Field Equipment & Services 2.57%
Diamond Offshore Drilling, Inc.	5.70%		10/15/2039		2,294	1,770,681
Ensco plc (United kingdom)(a)	4.50%		10/1/2024		1,246	999,915
Ensco plc (United kingdom)(a)	5.20%		3/15/2025		12,764	10,370,750
Forum Energy Technologies, Inc.	6.25%		10/1/2021		11,549	11,404,637
FTS International, Inc.	6.25%		5/1/2022		3,578	2,397,260
FTS International, Inc.†	8.35%	#	6/15/2020		9,635	9,165,294
Nabors Industries, Inc.	4.625%		9/15/2021		11,944	11,705,120
Noble Holding International Ltd.	4.625%		3/1/2021		8,016	6,392,760

134	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil Field Equipment & Services (continued)
Oceaneering International, Inc.	4.65%	11/15/2024	$8,038	$7,809,214
Precision Drilling Corp. (Canada)(a)	5.25%	11/15/2024	19,214	17,196,530
Precision Drilling Corp. (Canada)(a)	6.50%	12/15/2021	5,748	5,719,260
Precision Drilling Corp. (Canada)†(a)	7.75%	12/15/2023	3,385	3,444,238
SESI LLC	7.125%	12/15/2021	14,162	13,914,165
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024	8,390	8,914,375
Transocean Proteus Ltd.†(h)	6.25%	12/1/2024	8,977	8,999,443
Unit Corp.	6.625%	5/15/2021	5,774	5,283,210
Weatherford International Ltd.	7.75%	6/15/2021	10,539	10,341,394
Weatherford International Ltd.†	9.875%	2/15/2024	5,966	6,159,895
Total				141,988,141

Oil Refining & Marketing 0.24%
Citgo Holding, Inc.†	10.75%	2/15/2020	12,616	13,191,605

Packaging 0.94%
BWAY Holding Co.†	9.125%	8/15/2021	4,959	5,182,155
Consolidated Container Co. LLC/Consolidated Container Capital, Inc.†	10.125%	7/15/2020	4,870	5,003,925
Graphic Packaging International, Inc.	4.875%	11/15/2022	5,626	5,822,910
Pactiv LLC	7.95%	12/15/2025	9,375	10,171,875
PaperWorks Industries, Inc.†	9.50%	8/15/2019	6,303	5,199,975
Sealed Air Corp.†	4.875%	12/1/2022	3,724	3,821,755
Sealed Air Corp.†	5.125%	12/1/2024	5,987	6,106,740
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.†	6.375%	5/1/2022	10,416	10,546,200
Total				51,855,535

Personal & Household Products 1.17%
Central Garden & Pet Co.	6.125%	11/15/2023	9,889	10,358,728
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	7,325	7,462,344
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	12,487	10,426,645
Gibson Brands, Inc.†	8.875%	8/1/2018	8,095	6,799,800
Prestige Brands, Inc.†	6.375%	3/1/2024	5,338	5,604,900
Revlon Consumer Products Corp.	6.25%	8/1/2024	8,839	8,839,000
Scotts Miracle-Gro Co. (The)†	6.00%	10/15/2023	5,918	6,287,875
Springs Industries, Inc.	6.25%	6/1/2021	8,402	8,672,544
Total				64,451,836

See Notes to Financial Statements.	135

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Pharmaceuticals 0.20%
AMAG Pharmaceuticals, Inc.†	7.875%	9/1/2023	$5,795	$5,534,225
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	5,329	5,502,619
Total				11,036,844

Rail 0.62%
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	11,918	12,335,130
Florida East Coast Holdings Corp.†	9.75%	5/1/2020	12,210	12,484,725
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	9,293	9,571,790
Total				34,391,645

Real Estate Investment Trusts 0.49%
DuPont Fabros Technology LP	5.625%	6/15/2023	5,825	6,145,375
Qualitytech LP/QTS Finance Corp.	5.875%	8/1/2022	8,387	8,607,159
VEREIT Operating Partnership LP	4.60%	2/6/2024	5,873	6,028,634
VEREIT Operating Partnership LP	4.875%	6/1/2026	5,893	6,062,424
Total				26,843,592

Recreation & Travel 0.77%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.375%	6/1/2024	6,711	7,012,995
ClubCorp Club Operations, Inc.†	8.25%	12/15/2023	5,282	5,585,715
LTF Merger Sub, Inc.†	8.50%	6/15/2023	5,830	5,975,750
NCL Corp. Ltd.†	4.625%	11/15/2020	6,419	6,531,332
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	8,646	10,288,740
Six Flags Entertainment Corp.†	4.875%	7/31/2024	7,370	7,167,325
Total				42,561,857

Restaurants 0.90%
Arcos Dorados Holdings, Inc. (Uruguay)†(a)	6.625%	9/27/2023	4,697	4,837,910
Carrols Restaurant Group, Inc.	8.00%	5/1/2022	6,861	7,461,337
CEC Entertainment, Inc.	8.00%	2/15/2022	11,117	11,200,377
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024	12,320	12,474,000
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	5,655	5,414,663
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	5,555	5,499,450
Wendy’s International LLC	7.00%	12/15/2025	2,689	2,749,503
Total				49,637,240

136	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Software/Services 1.99%
Camelot Finance SA (Luxembourg)†(a)	7.875%	10/15/2024	$5,609	$5,749,225
Cengage Learning, Inc.†	9.50%	6/15/2024	6,135	5,383,463
First Data Corp.†	5.00%	1/15/2024	3,547	3,591,338
First Data Corp.†	5.75%	1/15/2024	7,067	7,181,839
First Data Corp.†	7.00%	12/1/2023	21,443	22,501,855
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.†	7.25%	8/1/2022	10,906	9,460,955
MSCI, Inc.†	5.75%	8/15/2025	10,670	11,256,850
PTC, Inc.	6.00%	5/15/2024	9,382	9,898,010
RP Crown Parent LLC†	7.375%	10/15/2024	5,070	5,215,763
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	8,950	9,934,500
Sophia LP/Sophia Finance, Inc.†	9.00%	9/30/2023	6,529	6,904,417
VeriSign, Inc.	4.625%	5/1/2023	5,676	5,796,615
VeriSign, Inc.	5.25%	4/1/2025	6,747	7,000,012
Total				109,874,842

Specialty Retail 1.65%
FirstCash, Inc.	6.75%	4/1/2021	9,788	10,179,520
Hot Topic, Inc.†	9.25%	6/15/2021	9,398	9,914,890
Jo-Ann Stores Holdings, Inc. PIK†	9.75%	10/15/2019	5,861	5,582,602
L Brands, Inc.	6.875%	11/1/2035	11,121	11,176,605
Men’s Wearhouse, Inc. (The)	7.00%	7/1/2022	7,603	6,956,745
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	12,752	12,879,520
Murphy Oil USA, Inc.	6.00%	8/15/2023	7,432	7,785,020
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	12,358	9,762,820
PetSmart, Inc.†	7.125%	3/15/2023	12,599	12,929,724
William Carter Co. (The)	5.25%	8/15/2021	3,469	3,623,371
Total				90,790,817

Steel Producers/Products 2.02%
AK Steel Corp.	7.625%	5/15/2020	6,071	6,253,130
ArcelorMittal (Luxembourg)(a)	6.125%	6/1/2025	41,746	45,503,140
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC (Australia)†(a)	6.50%	5/15/2021	8,832	9,317,760
Commercial Metals Co.	4.875%	5/15/2023	4,865	4,896,623
Gerdau Trade, Inc.†	4.75%	4/15/2023	2,655	2,502,338
GTL Trade Finance, Inc.†	5.893%	4/29/2024	9,095	8,981,312
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	7,392	8,075,760
Steel Dynamics, Inc.†	5.00%	12/15/2026	3,010	3,032,575

See Notes to Financial Statements.	137

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Steel Producers/Products (continued)
Steel Dynamics, Inc.	5.50%	10/1/2024	$7,027	$7,448,620
U.S. Steel Corp.	6.875%	4/1/2021	977	996,540
U.S. Steel Corp.	7.50%	3/15/2022	280	287,000
U.S. Steel Corp.†	8.375%	7/1/2021	7,399	8,194,392
Zekelman Industries, Inc.†	9.875%	6/15/2023	5,421	5,827,575
Total				111,316,765

Support: Services 2.56%
AECOM	5.875%	10/15/2024	5,866	6,151,674
Ahern Rentals, Inc.†	7.375%	5/15/2023	8,362	6,688,764
APX Group, Inc.	8.75%	12/1/2020	8,150	8,027,750
BakerCorp International, Inc.	8.25%	6/1/2019	6,188	5,166,980
BlueLine Rental Finance Corp.†	7.00%	2/1/2019	5,648	5,450,320
Brand Energy & Infrastructure Services, Inc.†	8.50%	12/1/2021	8,575	8,682,187
Donnelley Financial Solutions, Inc.†	8.25%	10/15/2024	10,135	10,337,700
GEO Group, Inc. (The)	6.00%	4/15/2026	6,024	5,813,160
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	7,869	6,570,615
Leidos Holdings, Inc.	4.45%	12/1/2020	8,625	8,883,750
MasTec, Inc.	4.875%	3/15/2023	12,880	12,654,600
Mobile Mini, Inc.	5.875%	7/1/2024	5,916	6,137,850
Monitronics International, Inc.	9.125%	4/1/2020	6,575	6,180,500
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	6,510	6,477,450
Sotheby’s†	5.25%	10/1/2022	5,660	5,546,800
Sterigenics-Nordion Holdings LLC†	6.50%	5/15/2023	5,833	5,876,748
Sterigenics-Nordion Topco LLC PIK†	8.125%	11/1/2021	14,198	13,985,030
United Rentals North America, Inc.	6.125%	6/15/2023	8,313	8,811,780
Vander Intermediate Holding II Corp. PIK†	9.75%	2/1/2019	6,070	3,793,945
Total				141,237,603

Technology Hardware & Equipment 1.27%
CDW LLC/CDW Finance Corp.	5.00%	9/1/2023	9,680	9,752,600
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	3,076	3,168,280
CommScope Technologies Finance LLC†	6.00%	6/15/2025	5,776	6,050,360
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	5.875%	6/15/2021	11,765	12,395,863
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%	6/15/2024	28,152	30,779,201
Project Homestake Merger Corp.†	8.875%	3/1/2023	7,482	7,837,395
Total				69,983,699

Telecommunications: Satellite 0.18%
Intelsat Luxembourg SA (Luxembourg)(a)	6.75%	6/1/2018	13,829	10,095,170

138	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Telecommunications: Wireless 3.23%
Comcel Trust via Comunicaciones Celulares SA†	6.875%	2/6/2024	$9,825	$9,849,563
GTH Finance BV (Netherlands)†(a)	7.25%	4/26/2023	9,962	10,618,695
SBA Communications Corp.	4.875%	7/15/2022	7,916	7,942,360
Sprint Corp.	7.125%	6/15/2024	10,425	10,392,474
Sprint Corp.	7.625%	2/15/2025	28,822	29,362,412
Sprint Corp.	7.875%	9/15/2023	5,838	6,042,330
T-Mobile USA, Inc.	6.375%	3/1/2025	2,650	2,838,813
T-Mobile USA, Inc.	6.50%	1/15/2026	34,278	37,105,935
T-Mobile USA, Inc.	6.50%	1/15/2024	7,272	7,787,803
T-Mobile USA, Inc.	6.625%	4/1/2023	2,971	3,149,260
T-Mobile USA, Inc.	6.836%	4/28/2023	23,816	25,334,270
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	6,535	6,685,305
Wind Acquisition Finance SA (Italy)†(a)	7.375%	4/23/2021	20,628	21,092,130
Total				178,201,350

Telecommunications: Wireline Integrated & Services 3.12%
Cogent Communications Group, Inc.†	5.375%	3/1/2022	12,907	13,116,739
Columbus Cable Barbados Ltd. (Barbados)†(a)	7.375%	3/30/2021	6,450	6,885,375
Communications Sales & Leasing, Inc./CSL Capital LLC†	6.00%	4/15/2023	2,558	2,660,320
Communications Sales & Leasing, Inc./CSL Capital LLC	8.25%	10/15/2023	6,750	7,121,250
Consolidated Communications, Inc.	6.50%	10/1/2022	5,250	5,118,750
CyrusOne LP/CyrusOne Finance Corp.	6.375%	11/15/2022	2,865	3,015,413
Equinix, Inc.	5.375%	4/1/2023	4,260	4,393,125
Equinix, Inc.	5.875%	1/15/2026	27,654	28,760,437
FairPoint Communications, Inc.†	8.75%	8/15/2019	7,601	7,857,534
Frontier Communications Corp.	9.25%	7/1/2021	11,025	11,341,969
Frontier Communications Corp.	11.00%	9/15/2025	7,825	7,873,906
GCI, Inc.	6.875%	4/15/2025	15,021	15,058,552
Ihs Netherlands Holdco BV (Netherlands)†(a)	9.50%	10/27/2021	10,740	10,861,136
Sable International Finance Ltd.†	6.875%	8/1/2022	9,375	9,773,437
Telecom Italia SpA (Italy)†(a)	5.303%	5/30/2024	8,560	8,463,700
Windstream Services LLC	7.75%	10/1/2021	19,412	19,412,000
Zayo Group LLC/Zayo Capital, Inc.	6.00%	4/1/2023	10,187	10,670,882
Total				172,384,525

Theaters & Entertainment 0.37%
AMC Entertainment Holdings, Inc.†	5.875%	11/15/2026	4,568	4,613,680
Carmike Cinemas, Inc.†	6.00%	6/15/2023	5,723	6,116,456

See Notes to Financial Statements.	139

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Theaters & Entertainment (continued)
Cinemark USA, Inc.	4.875%		6/1/2023	$9,315	$9,454,725
Total					20,184,861

Transportation Infrastructure 0.41%
Delhi International Airport Pvt Ltd. (India)†(a)	6.125%		10/31/2026	7,797	8,049,334
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(a)	6.25%		10/30/2019	7,631	7,316,221
Ultrapetrol Bahamas Ltd. (Bahamas)(a)(g)	8.875%		6/15/2021	6,354	1,302,570
XPO Logistics, Inc.†	6.50%		6/15/2022	5,665	5,884,519
Total					22,552,644

Trucking & Delivery 0.03%
XPO CNW, Inc.	6.70%		5/1/2034	2,186	1,759,730
Total High Yield Corporate Bonds (cost $4,513,388,430)					4,651,047,558

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.04%

Morgan Stanley Capital I Trust 2005-IQ9 G† (cost $1,970,486)	5.51%	#	7/15/2056	2,000	1,945,201

	Dividend			Shares
	Rate			(000)
PREFERRED STOCK 0.04%

Energy: Exploration & Production
Templar Energy LLC Units (cost $1,691,790)	Zero Coupon			169	2,135,885
Total Long-Term Investments (cost $5,268,173,903)					5,430,419,300

				Principal
				Amount
				(000)
SHORT-TERM INVESTMENT 0.71%

HIGH YIELD CORPORATE BONDS 0.10%
Caesars Entertainment Operating Co., Inc.(g) (cost $5,420,262)	11.25%		6/1/2017	$5,191	5,242,910

140	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 0.61%

Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $34,975,000 of U.S. Treasury Note at 2.00% due 2/15/2025; value: $34,406,656; proceeds: $33,731,455 (cost $33,731,427)	$33,731	$33,731,427
Total Short-Term Investments (cost $39,151,689)		38,974,337
Total Investments in Securities 99.11% (cost $5,307,325,592)		5,469,393,637
Cash and Other Assets in Excess of Liabilities(i) 0.89%		49,216,571
Net Assets 100.00%		$5,518,610,208

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(d)	Interest rate to be determined.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Stub Rights issued in connection with a plan of reorganization.
(g)	Defaulted (non-income producing security).
(h)	Securities purchased on a when-issued basis (See Note 2(i)).
(i)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes–Buy Protection at November 30, 2016(1):

Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized
Index*	Pays	Date	Amount	Value(2)	Upfront(3)	Depreciation(4)
CDX.NA.EM.26(5)	1.00%	12/20/2021	$67,000,000	$72,021,550	$5,246,652	$(225,102)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers. (See Note 2(q)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(q)).
(4)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $225,102.
(5)	Central Clearinghouse: Credit Suisse.

See Notes to Financial Statements.	141

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	J.P. Morgan	1/19/2017	1,380,000	$1,725,787	$1,729,106	$3,319
British pound	Buy	State Street Bank and Trust	1/19/2017	2,015,000	2,507,607	2,524,746	17,139
Canadian dollar	Sell	State Street Bank and Trust	2/21/2017	154,000	114,861	114,757	104
euro	Sell	Bank of America	2/16/2017	2,300,000	2,559,297	2,447,233	112,064
euro	Sell	J.P. Morgan	2/16/2017	2,300,000	2,451,987	2,447,233	4,754
euro	Sell	Standard Chartered Bank	2/16/2017	20,800,000	22,397,045	22,131,496	265,549
euro	Sell	State Street Bank and Trust	2/16/2017	1,800,000	1,923,104	1,915,226	7,878
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$410,807

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Canadian dollar	Buy	State Street Bank and Trust	2/21/2017	660,000	$491,968	$491,816	$(152)
British pound	Sell	J.P. Morgan	1/19/2017	14,440,000	17,595,211	18,092,966	(497,755)
Canadian dollar	Sell	State Street Bank and Trust	2/21/2017	3,870,000	2,864,712	2,883,832	(19,120)
euro	Sell	State Street Bank and Trust	2/16/2017	630,000	669,553	670,329	(776)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(517,803)

Open Futures Contracts at November 30, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 10-Year Treasury Note	March 2017	2,238	Short	$(278,665,969)	$1,010,267

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
U.S. Long Bond	March 2017	392	Long	$59,302,250	$(263,745)
U.S. 5-Year Treasury Note	March 2017	1,011	Long	119,140,031	(9,716)
Totals				$178,442,281	$(273,461)

142	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Common Stocks
Auto Parts & Equipment	$–	$9,046,108	$–		$9,046,108
Energy: Exploration & Production	2,857,131	1,286,405	–		4,143,536
Food & Drug Retailers	–	–	767,481	(4)	767,481
Investments & Miscellaneous Financial Services	7,658,357	–	48,812	(6)	7,707,169
Metals/Mining (Excluding Steel)	27,778,351	–	63,557	(6)	27,841,908
Remaining Industries	160,974,394	–	–		160,974,394
Convertible Bonds	–	66,995,980	–		66,995,980
Convertible Preferred Stocks
Building & Construction	–	2,829,888	–		2,829,888
Telecommunications: Wireless	5,395,390	–	–		5,395,390
Floating Rate Loans(5)
Auto Parts & Equipment	–	–	4,339,466		4,339,466
Automakers	–	10,806,296	–		10,806,296
Beverages	–	2,396,268	–		2,396,268
Building Materials	–	–	7,855,650		7,855,650
Department Stores	–	5,389,635	–		5,389,635
Diversified Capital Goods	–	5,997,413	3,861,000		9,858,413
Electric: Generation	–	27,940,768	–		27,940,768
Energy: Exploration & Production	–	37,031,496	–		37,031,496
Food & Drug Retailers	–	–	1,817,583		1,817,583
Food: Wholesale	–	14,489,369	–		14,489,369
Gaming	–	14,661,749	17,181,720		31,843,469
Gas Distribution	–	5,127,101	–		5,127,101
Health Services	–	12,584,524	–		12,584,524
Machinery	–	11,990,888	–		11,990,888
Media: Diversified	–	9,380,415	–		9,380,415
Metals/Mining (Excluding Steel)	–	32,198,217	6,206,060		38,404,277
Oil Field Equipment & Services	–	21,537,736	6,990,272		28,528,008
Packaging	–	14,859,358	96,390		14,955,748
Personal & Household Products	–	16,069,589	–		16,069,589
Printing & Publishing	–	–	5,387,805		5,387,805
Recreation & Travel	–	7,779,198	–		7,779,198
Software/Services	–	12,501,529	5,491,447		17,992,976
Specialty Retail	–	13,875,998	–		13,875,998
Support: Services	–	38,021,682	12,041,628		50,063,310
Trucking & Delivery	–	5,722,072	–		5,722,072
Utility	–	5,815,028	4,406,577		10,221,605
Foreign Bonds
Netherlands	–	8,246,013	1,566,178	(4)	9,812,191
Remaining Industries	–	29,028,260	–		29,028,260
Foreign Government Obligations	–	48,896,424	–		48,896,424
High Yield Corporate Bonds
Automakers	–	–	850	(6)	850
Banking	–	104,454,821	1,000	(6)	104,455,821
Chemicals	–	155,820,248	310	(6)	155,820,558
Metals/Mining (Excluding Steel)	–	375,583,829	5	(6)	375,583,834
Remaining Industries	–	4,020,429,405	–		4,020,429,405
Non-Agency Commercial
Mortgage-Backed Security	–	1,945,201	–		1,945,201
Preferred Stock	–	2,135,885	–		2,135,885
Repurchase Agreement	–	33,731,427	–		33,731,427
Total	$204,663,623	$5,186,606,223	$78,123,791		$5,469,393,637

See Notes to Financial Statements.	143

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2016

	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(225,102)	–	(225,102)
Forward Foreign Currency Exchange Contracts
Assets	–	410,807	–	410,807
Liabilities	–	(517,803)	–	(517,803)
Futures Contracts
Assets	1,010,267	–	–	1,010,267
Liabilities	(273,461)	–	–	(273,461)
Total	$736,806	$(332,098)	$–	$404,708

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(6)	Level 3 securities fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financials.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Common	Floating	Foreign	High Yield
Investment Type	Stocks	Rate Loans	Bonds	Corporate Bonds
Balance as of December 1, 2015	$346,817	$69,430,038	$844,776	$2,165
Accrued discounts/premiums	–	275,831	13,980	–
Realized gain (loss)	–	(3,997,064)	–	–
Change in unrealized appreciation/depreciation	(128,143)	5,457,212	620,025	(505)
Purchases	905,234	71,195,620	87,397	505
Sales	(244,058)	(47,831,926)	–	–
Net transfers in or out of Level 3	–	(18,854,113)	–	–
Balance as of November 30, 2016	$879,850	$75,675,598	$1,566,178	$2,165

144	See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.64%

ASSET-BACKED SECURITIES 15.15%

Automobiles 7.57%
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	$2,655	$2,656,819
AmeriCredit Automobile Receivables Trust 2014-2 A3	0.94%	2/8/2019	1,318	1,316,984
AmeriCredit Automobile Receivables Trust 2014-2 C	2.18%	6/8/2020	1,633	1,644,780
AmeriCredit Automobile Receivables Trust 2014-4 A3	1.27%	7/8/2019	3,149	3,148,868
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	1,826	1,825,435
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	902	904,347
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	7,403	7,427,169
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	2,503	2,543,172
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	2,412	2,419,185
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	908	906,226
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	1,390	1,384,022
BMW Vehicle Owner Trust 2013-A A4	1.12%	4/27/2020	626	625,812
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	5,189	5,199,352
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	5,359	5,331,492
California Republic Auto Receivables Trust 2015-4 A2†	1.60%	9/17/2018	1,255	1,256,049
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	1,311	1,320,747
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	1,131	1,162,298
California Republic Auto Receivables Trust 2016-1 A2	1.50%	12/17/2018	2,833	2,835,454
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	5,506	5,555,914
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	7,427	7,518,893
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	789	789,620
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	2,888	2,889,870

See Notes to Financial Statements.	145

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	$46	$46,290
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	246	246,091
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	853	852,810
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	278	278,097
CarMax Auto Owner Trust 2016-1 A2A	1.30%	4/15/2019	2,205	2,206,484
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	1,694	1,693,759
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	2,963	3,001,548
Chrysler Capital Auto Receivables Trust 2016-AA A2†	1.47%	4/15/2019	1,783	1,784,969
CPS Auto Receivables Trust 2016-B A†	2.07%	11/15/2019	3,648	3,665,942
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	532	532,768
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	1,132	1,133,556
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	2,862	2,888,689
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	843	865,762
Drive Auto Receivables Trust 2016-AA B†	3.17%	5/15/2020	2,275	2,297,249
Drive Auto Receivables Trust 2016-BA A2†	1.38%	8/15/2018	2,569	2,568,556
Drive Auto Receivables Trust 2016-BA A3†	1.67%	7/15/2019	3,620	3,623,773
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	1,118	1,120,282
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	2,975	2,980,325
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	707	707,768
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	783	787,508
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	4,231	4,231,092
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	2,672	2,671,847
Honda Auto Receivables Owner Trust 2013-3 A4	1.13%	9/16/2019	1,019	1,019,154
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	3,407	3,414,342
Hyundai Auto Receivables Trust 2013-B A4	1.01%	2/15/2019	661	661,503
M&T Bank Auto Receivables Trust 2013-1A A4†	1.57%	8/15/2018	1,258	1,258,905
Mercedes-Benz Auto Lease Trust 2016-A A2A	1.34%	7/16/2018	4,143	4,147,082
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%	4/15/2021	2,955	2,981,298
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	308	308,225
Santander Drive Auto Receivables Trust 2014-4 B	1.82%	5/15/2019	741	742,303
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	467	471,280
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	887	919,710
Santander Drive Auto Receivables Trust 2016-2 A2A	1.38%	7/15/2019	1,658	1,660,223
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	855	857,650

146	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%		11/15/2019	$2,014	$2,014,976
Santander Drive Auto Receivables Trust 2016-3 B	1.89%		6/15/2021	1,099	1,096,136
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%		6/15/2018	1,411	1,411,260
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	4,300	4,211,151
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%		3/15/2022	257	258,193
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%		8/15/2022	388	395,203
Toyota Auto Receivables Owner Trust 2016-B A2A	1.02%		10/15/2018	2,546	2,544,926
Total					131,221,193

Credit Cards 1.61%
Barclays Dryrock Issuance Trust 2016-1 A	1.52%		5/16/2022	1,858	1,847,799
Capital One Multi-Asset Execution Trust 2014-A1	1.08%	#	11/15/2019	7,931	7,933,647
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	1,912	1,913,256
Chase Issuance Trust 2016-A5	1.27%		7/15/2021	5,371	5,320,670
Citibank Credit Card Issuance Trust 2014-A2	1.02%		2/22/2019	1,283	1,283,282
Discover Card Execution Note Trust 2014-A3	1.22%		10/15/2019	6,965	6,970,008
First National Master Note Trust 2015-1 A	1.308%	#	9/15/2020	421	422,494
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	2,175	2,216,461
Total					27,907,617

Other 5.95%
Ammc CLO 19 Ltd. 2016-19A A†	2.381%	#	10/15/2028	5,000	4,991,931
Apollo Credit Funding IV Ltd. 4A A1†	2.35%	#	4/15/2027	3,000	3,014,264
BlueMountain CLO Ltd. 2014-4A A1R†	2.202%	#	11/30/2026	3,000	3,000,000
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	2.032%	#	4/18/2025	2,500	2,497,561
Cent CLO Ltd. 2013-18A A†	2.002%	#	7/23/2025	2,500	2,487,556
Cent CLO Ltd. 2013-19A A1A†	2.217%	#	10/29/2025	2,600	2,600,597
CIFC Funding I Ltd. 2013-1A A1†	2.03%	#	4/16/2025	4,755	4,757,615
CIFC Funding II Ltd. 2014-2A A1L†	2.41%	#	5/24/2026	4,250	4,248,063
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	2,230	2,240,825
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	1,356	1,358,754
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	1,030	1,027,417
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	897	895,991
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	3,684	3,683,337
Ford Credit Floorplan Master Owner Trust 2012-2 A	1.92%		1/15/2019	3,370	3,373,118
Ford Credit Floorplan Master Owner Trust 2014-1 A1	1.20%		2/15/2019	4,441	4,441,746

See Notes to Financial Statements.	147

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Fortress Credit BSL II Ltd. 2013-2A A1F†	2.378%	#	10/19/2025	$4,500	$4,499,522
GoldenTree Loan Opportunities IX Ltd. 2014-9A AR†	2.238%	#	10/29/2026	5,000	5,000,172
JFIN Revolver CLO Ltd. 2014-2A A2†	2.211%	#	2/20/2022	2,989	2,981,722
JFIN Revolver CLO Ltd. 2015-4A A†	2.032%	#	4/22/2020	1,318	1,320,032
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	3,275	3,279,109
Leaf Receivables Funding 11 LLC 2016-1 A1†	1.00%		6/15/2017	2,261	2,260,673
Macquarie Equipment Funding Trust 2014-A A3†	1.23%		7/20/2021	2,475	2,469,319
NCF Dealer Floorplan Master Trust 2016-1A B†	6.062%	#	3/21/2022	803	786,560
NCF Dealer Floorplan Master Trust 2016-1A C†	9.062%	#	3/21/2022	3,136	3,158,900
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	4,428	4,428,784
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	3,500	3,498,736
Oaktree EIF I Series Ltd. 2015-A1 B†	3.482%	#	10/18/2027	4,900	4,945,954
Octagon Investment Partners XIX Ltd. 2014-1A A†	2.40%	#	4/15/2026	3,175	3,179,420
OHA Loan Funding Ltd. 2015-1A A†	2.406%	#	2/15/2027	2,000	2,006,590
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	899	914,099
OZLM Funding Ltd. 2012-1A A2R†	3.232%	#	7/22/2027	2,500	2,504,118
OZLM VII Ltd. 2014-7A A1B†	2.37%	#	7/17/2026	3,500	3,502,230
Shackleton CLO Ltd. 2014-5A A†	2.381%	#	5/7/2026	3,200	3,209,272
SLM Private Education Loan Trust 2012-E A1†	1.288%	#	10/16/2023	189	189,322
Stone Tower CLO VI Ltd. 2007-6A A2B†	1.20%	#	4/17/2021	34	33,904
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026	2,250	2,252,645
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.312%	#	4/22/2019	1,509	1,511,603
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022	539	537,337
Total					103,088,798
Total Asset-Backed Securities (cost $261,694,142)					262,217,608

	Shares (000)
COMMON STOCKS 0.04%

Oil
OGX Petroleo e Gas SA ADR	28	17,306
Templar Energy LLC Class A Units	97	655,076
Total Common Stocks (cost $1,013,430)		672,382

148	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
CONVERTIBLE BONDS 0.06%

Oil 0.00%
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016		BRL	23	40,111
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016		BRL	18	31,703
Total							71,814

Retail 0.06%
Restoration Hardware Holdings, Inc.†	Zero Coupon		6/15/2019			$1,164	1,027,230
Total Convertible Bonds (cost $1,099,356)							1,099,044

CORPORATE BONDS 57.68%

Auto Parts: Original Equipment 0.20%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%		6/1/2018			2,000	1,815,000
TI Group Automotive Systems LLC†	8.75%		7/15/2023			1,595	1,650,825
Total							3,465,825

Automotive 1.68%
Ford Motor Co.	6.375%		2/1/2029			6,906	7,944,289
Ford Motor Co.	7.45%		7/16/2031			6,635	8,246,330
General Motors Co.	6.60%		4/1/2036			11,480	12,908,858
Total							29,099,477

Banks: Regional 9.68%
ABN AMRO Bank NV (Netherlands)†(c)	4.75%		7/28/2025			3,900	3,952,642
Banco de Bogota SA (Colombia)†(c)	6.25%		5/12/2026			1,820	1,803,311
Bank of America Corp.	3.875%		8/1/2025			6,120	6,242,541
Bank of America Corp.	4.20%		8/26/2024			2,372	2,415,645
Bank of America Corp.	4.25%		10/22/2026			5,187	5,234,700
Bank of America Corp.	4.45%		3/3/2026			9,429	9,706,609
Bank of America Corp.	6.50%	#	–	(d)		5,337	5,560,887
Citigroup, Inc.	4.45%		9/29/2027			634	644,180
Citigroup, Inc.	5.875%		2/22/2033			5,846	6,502,517
Citigroup, Inc.	5.95%	#	–	(d)		7,613	7,611,839
Citigroup, Inc.	6.125%	#	–	(d)		8,513	8,842,879
Commonwealth Bank of Australia (Australia)†(c)	4.50%		12/9/2025			10,500	10,751,286
Discover Bank/Greenwood DE	3.45%		7/27/2026			5,548	5,338,835
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037			7,767	9,600,253
Intesa Sanpaolo SpA (Italy)†(c)	5.71%		1/15/2026			3,000	2,753,076
JPMorgan Chase & Co.	2.112%	#	10/24/2023			4,741	4,775,908
JPMorgan Chase & Co.	5.30%	#	–	(d)		6,124	6,200,550

See Notes to Financial Statements.	149

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
JPMorgan Chase & Co.	6.75%	#	–	(d)	$6,600	$7,103,250
Lloyds Banking Group plc (United Kingdom)(c)	4.582%		12/10/2025		5,000	4,934,315
M&T Bank Corp.	5.125%	#	–	(d)	3,506	3,378,907
Macquarie Bank Ltd. (Australia)†(c)	4.875%		6/10/2025		1,850	1,874,529
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021		4,261	4,819,847
Morgan Stanley	3.125%		7/27/2026		5,803	5,570,828
Morgan Stanley	3.875%		1/27/2026		1,540	1,563,408
Morgan Stanley	4.00%		7/23/2025		3,200	3,284,249
Popular, Inc.	7.00%		7/1/2019		2,476	2,550,280
Royal Bank of Scotland Group plc (United Kingdom)(c)	3.875%		9/12/2023		7,250	6,863,618
Santander Bank NA	8.75%		5/30/2018		1,000	1,081,094
Santander UK plc (United Kingdom)(c)	7.95%		10/26/2029		5,730	6,810,019
Toronto-Dominion Bank (The) (Canada)(c)	3.625%	#	9/15/2031		1,209	1,165,541
UBS Group Funding Jersey Ltd. (Jersey)(c)	4.125%		4/15/2026		10,526	10,645,144
Wells Fargo Capital X	5.95%		12/15/2036		4,700	5,017,250
Westpac Banking Corp. (Australia)(c)	4.322%	#	11/23/2031		3,197	3,178,186
Total						167,778,123

Beverages 0.34%
Beam Suntory, Inc.	6.625%		7/15/2028		755	906,957
Central American Bottling Corp. (Guatemala)(c)	6.75%		2/9/2022		4,920	5,043,000
Total						5,949,957

Biotechnology Research & Production 0.52%
Amgen, Inc.	6.40%		2/1/2039		7,448	9,008,885

Business Services 0.53%
Chicago Parking Meters LLC†	5.489%		12/30/2020		3,147	3,282,054
Lender Processing Services, Inc.	5.75%		4/15/2023		5,604	5,884,200
Total						9,166,254

Chemicals 2.02%
Basell Finance Co. BV (Netherlands)†(c)	8.10%		3/15/2027		8,359	10,824,905
Blue Cube Spinco, Inc.	10.00%		10/15/2025		3,948	4,717,860
Celanese US Holdings LLC	4.625%		11/15/2022		4,125	4,402,613
CF Industries, Inc.†	4.50%		12/1/2026		1,069	1,051,653
Dow Chemical Co. (The)	9.40%		5/15/2039		750	1,156,424
Equate Petrochemical BV (Netherlands)†(c)	4.25%		11/3/2026		2,900	2,744,664
Grupo Idesa SA de CV (Mexico)†(c)	7.875%		12/18/2020		1,000	905,000
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%		1/15/2021		950	921,500

150	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Yara International ASA (Norway)†(c)	7.875%		6/11/2019	$7,317	$8,227,286
Total					34,951,905

Computer Hardware 1.54%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	6.02%		6/15/2026	5,260	5,543,456
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%		6/15/2024	1,338	1,462,865
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	8.10%		7/15/2036	5,250	5,995,211
Hewlett-Packard Enterprise Co.†	4.90%		10/15/2025	8,607	8,819,817
Leidos, Inc.	7.125%		7/1/2032	4,768	4,976,071
Total					26,797,420

Computer Software 0.10%
Change Healthcare Holdings, Inc.	11.00%		12/31/2019	1,726	1,786,842

Containers 0.14%
Coveris Holdings SA (Luxembourg)†(c)	7.875%		11/1/2019	1,550	1,530,625
PaperWorks Industries, Inc.†	9.50%		8/15/2019	1,148	947,100
Total					2,477,725

Drugs 1.00%
AbbVie, Inc.	4.30%		5/14/2036	2,385	2,281,102
Actavis Funding SCS (Luxembourg)(c)	4.55%		3/15/2035	9,628	9,517,837
Capsugel SA PIK (Luxembourg)†(c)	7.00%		5/15/2019	2,376	2,378,162
Express Scripts Holding Co.	6.125%		11/15/2041	1,310	1,476,932
Teva Pharmaceutical Finance Co. LLC	6.15%		2/1/2036	1,477	1,672,543
Total					17,326,576

Electric: Power 2.75%
Appalachian Power Co.	7.00%		4/1/2038	2,230	2,932,243
Black Hills Corp.	4.20%		9/15/2046	3,935	3,764,115
Cleco Corporate Holdings LLC†	4.973%		5/1/2046	4,924	4,993,734
Dominion Resources, Inc.	5.75%	#	10/1/2054	2,978	3,059,895
Dominion Resources, Inc.	7.00%		6/15/2038	4,000	5,142,924
Duquesne Light Holdings, Inc.	6.25%		8/15/2035	2,650	2,819,695
Emera US Finance LP†	4.75%		6/15/2046	1,804	1,780,142
Exelon Generation Co. LLC	5.60%		6/15/2042	2,950	2,844,310
Exelon Generation Co. LLC	6.25%		10/1/2039	6,250	6,250,937
ITC Holdings Corp.	3.25%		6/30/2026	3,482	3,369,514
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%		12/15/2017	1,750	1,806,852
Puget Sound Energy, Inc.(e)	6.974%	#	6/1/2067	3,106	2,647,865

See Notes to Financial Statements.	151

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Red Oak Power LLC	8.54%	11/30/2019	$1,459	$1,466,320
Trans-Allegheny Interstate Line Co.†	3.85%	6/1/2025	4,655	4,757,052
Total				47,635,598

Electrical Equipment 1.15%
KLA-Tencor Corp.	4.65%	11/1/2024	6,750	7,132,199
NVIDIA Corp.	3.20%	9/16/2026	3,731	3,590,397
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.625%	6/1/2023	6,400	6,768,000
QUALCOMM, Inc.	4.65%	5/20/2035	2,285	2,412,471
Total				19,903,067

Engineering & Contracting Services 0.04%
Mexico City Airport Trust (Mexico)†(c)	4.25%	10/31/2026	750	720,000

Entertainment 0.73%
CCM Merger, Inc.†	9.125%	5/1/2019	909	944,033
EMI Music Publishing Group North America Holdings, Inc.†	7.625%	6/15/2024	1,183	1,271,725
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	3,012	3,027,060
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	5,905	5,964,050
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	1,350	1,464,750
Total				12,671,618

Financial Services 2.25%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	541	513,590
Affiliated Managers Group, Inc.	4.25%	2/15/2024	605	611,559
International Lease Finance Corp.	5.875%	4/1/2019	5,630	6,010,025
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021	1,237	1,246,277
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	2,000	2,055,000
Navient Corp.	4.875%	6/17/2019	3,948	4,066,440
Navient Corp.	6.625%	7/26/2021	798	834,908
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	2,952	2,313,668
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	7,100	7,375,125
OM Asset Management plc (United Kingdom)(b)	4.80%	7/27/2026	1,973	1,881,652
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	10,600	12,037,646
Total				38,945,890

152	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 1.01%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%	3/15/2018	$2,020	$1,987,175
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(c)	5.625%	8/15/2026	1,273	1,276,182
JBS USA LUX SA/JBS USA Finance, Inc.†	7.25%	6/1/2021	3,319	3,435,165
Kraft Heinz Foods Co.	6.75%	3/15/2032	3,506	4,279,985
Kraft Heinz Foods Co.	6.875%	1/26/2039	4,606	5,843,853
Kraft Heinz Foods Co.†	7.125%	8/1/2039	493	638,471
Total				17,460,831

Health Care Services 0.23%
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	440	463,650
Northwell Healthcare, Inc.	3.979%	11/1/2046	3,786	3,467,719
Total				3,931,369

Household Equipment/Products 0.08%
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	1,400	1,426,250

Insurance 2.03%
Aon Corp.	8.205%	1/1/2027	5,545	7,153,050
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	4,953	4,954,748
Lincoln National Corp.	6.30%	10/9/2037	514	589,719
MGIC Investment Corp.	5.75%	8/15/2023	2,475	2,574,000
Protective Life Corp.	8.45%	10/15/2039	5,103	6,752,019
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	11,330	12,125,491
Willis North America, Inc.	7.00%	9/29/2019	989	1,103,513
Total				35,252,540

Investment Management Companies 0.03%
GrupoSura Finance SA†	5.50%	4/29/2026	600	606,000

Leisure 0.61%
Carnival plc	7.875%	6/1/2027	5,500	6,962,703
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	3,013	3,585,470
Total				10,548,173

Lodging 0.48%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	1,955	2,135,838
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	5,000	4,871,370

See Notes to Financial Statements.	153

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Lodging (continued)
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	$1,300	$1,300,000
Total				8,307,208

Machinery: Agricultural 0.20%
Reynolds American, Inc.	8.125%	5/1/2040	2,599	3,425,097

Manufacturing 0.39%
Trinity Industries, Inc.	4.55%	10/1/2024	7,053	6,754,707

Media 4.65%
21st Century Fox America, Inc.	6.75%	1/9/2038	4,083	4,852,339
21st Century Fox America, Inc.	6.90%	8/15/2039	8,709	11,048,237
Block Communications, Inc.†	7.25%	2/1/2020	500	511,250
Cablevision SA (Argentina)†(c)	6.50%	6/15/2021	250	254,375
Charter Communications Operating LLC/Charter Communications Operating Capital†	6.384%	10/23/2035	2,850	3,189,481
Cox Communications, Inc.†	8.375%	3/1/2039	5,348	6,581,383
Discovery Communications LLC	6.35%	6/1/2040	5,960	6,210,719
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(c)	5.307%	5/11/2022	2,295	2,295,000
Time Warner Cable, Inc.	6.55%	5/1/2037	2,560	2,865,631
Time Warner Cable, Inc.	7.30%	7/1/2038	9,716	11,619,471
Time Warner Entertainment Co. LP	8.375%	7/15/2033	3,215	4,145,373
Time Warner, Inc.	7.625%	4/15/2031	8,500	11,267,456
Viacom, Inc.	4.85%	12/15/2034	865	830,115
Viacom, Inc.	6.875%	4/30/2036	8,807	10,047,184
VTR Finance BV (Netherlands)†(c)	6.875%	1/15/2024	3,000	3,052,500
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020	1,720	1,782,350
Total				80,552,864

Metals & Minerals: Miscellaneous 1.36%
Aleris International, Inc.†	9.50%	4/1/2021	1,456	1,565,200
Barrick International Barbados Corp. (Barbados)(b)	6.35%	10/15/2036	4,799	5,040,894
Barrick North America Finance LLC	7.50%	9/15/2038	1,310	1,527,129
Glencore Finance Canada Ltd. (Canada)†(c)	6.00%	11/15/2041	4,360	4,242,624
Glencore Funding LLC†	4.625%	4/29/2024	479	482,573
Goldcorp, Inc. (Canada)(c)	5.45%	6/9/2044	3,600	3,544,999
New Gold, Inc. (Canada) †(c)	6.25%	11/15/2022	3,922	3,961,220
Teck Resources Ltd. (Canada)(c)	4.50%	1/15/2021	2,500	2,559,375

154	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
Teck Resources Ltd. (Canada)(c)	4.75%		1/15/2022	$639	$650,183
Total					23,574,197

Natural Gas 0.33%
Southern Star Central Corp.†	5.125%		7/15/2022	5,725	5,782,250

Oil 3.48%
Afren plc (United Kingdom)(a)(c)	6.625%		12/9/2020	976	5,074
Afren plc (United Kingdom)(a)(c)	10.25%		4/8/2019	2,049	10,656
Anadarko Holding Co.	7.95%		4/15/2029	4,307	5,005,729
Bill Barrett Corp.	7.00%		10/15/2022	985	864,338
Canadian Natural Resources Ltd. (Canada)†(c)	6.50%		2/15/2037	1,776	1,944,038
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	1,975	2,049,062
Chaparral Energy, Inc.(a)	8.25%		9/1/2021	2,027	1,692,545
Endeavor Energy Resources LP/EER Finance, Inc.†	7.00%		8/15/2021	979	1,008,370
Eni SpA (Italy)†(c)	5.70%		10/1/2040	9,380	9,361,578
Helmerich & Payne International Drilling Co.	4.65%		3/15/2025	4,448	4,540,363
Kerr-McGee Corp.	7.125%		10/15/2027	444	475,235
Kerr-McGee Corp.	7.875%		9/15/2031	5,006	6,171,847
OGX Austria GmbH (Austria) †(a)(c)	8.50%		6/1/2018	1,800	36
Petroleos Mexicanos (Mexico)(c)	5.50%		6/27/2044	4,405	3,429,292
Precision Drilling Corp. (Canada)(c)	5.25%		11/15/2024	4,570	4,090,150
Range Resources Corp.†	5.875%		7/1/2022	984	993,840
Sanchez Energy Corp.	6.125%		1/15/2023	3,654	3,215,520
Shell International Finance BV (Netherlands)(c)	6.375%		12/15/2038	3,881	4,918,201
SM Energy Co.	6.125%		11/15/2022	1,625	1,637,188
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	4.00%		8/15/2026	1,975	1,841,688
Valero Energy Corp.	10.50%		3/15/2039	4,697	7,021,080
Total					60,275,830

Oil: Crude Producers 6.41%
Colonial Pipeline Co.†	7.63%		4/15/2032	3,820	4,929,614
DCP Midstream LLC†	6.75%		9/15/2037	4,010	4,040,075
Enbridge Energy Partners LP	8.05%	#	10/1/2037	4,055	3,664,706
Energy Transfer Partners LP	6.625%		10/15/2036	2,205	2,320,178
Energy Transfer Partners LP	7.50%		7/1/2038	6,394	7,214,632
Energy Transfer Partners LP	8.25%		11/15/2029	1,966	2,383,582
Enterprise Products Operating LLC	4.593%	#	8/1/2066	4,040	3,797,600
Enterprise Products Operating LLC	7.55%		4/15/2038	8,178	10,179,844

See Notes to Financial Statements.	155

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	$6,789	$6,777,689
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025	5,605	5,765,987
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	6,680	7,293,030
Kinder Morgan Energy Partners LP	7.40%		3/15/2031	298	331,955
Kinder Morgan, Inc.	7.75%		1/15/2032	13,155	15,617,379
Kinder Morgan, Inc.	7.80%		8/1/2031	620	736,807
Midcontinent Express Pipeline LLC†	6.70%		9/15/2019	6,700	6,984,750
Regency Energy Partners LP/Regency Energy Finance Corp.	5.00%		10/1/2022	275	291,293
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%		3/1/2022	1,619	1,791,937
Ruby Pipeline LLC†	6.00%		4/1/2022	9,231	9,521,333
Sabine Pass Liquefaction LLC	6.25%		3/15/2022	3,500	3,788,750
Southeast Supply Header LLC†	4.25%		6/15/2024	6,900	6,509,467
Tennessee Gas Pipeline Co. LLC	8.375%		6/15/2032	1,051	1,273,701
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%		1/15/2025	1,243	1,261,645
Williams Cos., Inc. (The)	8.75%		3/15/2032	3,948	4,638,900
Total					111,114,854

Oil: Integrated Domestic 1.26%
FTS International, Inc.†	8.35%	#	6/15/2020	2,639	2,510,349
Halliburton Co.	6.70%		9/15/2038	2,560	3,127,977
National Oilwell Varco, Inc.	3.95%		12/1/2042	4,639	3,342,882
Oceaneering International, Inc.	4.65%		11/15/2024	4,214	4,094,057
Transocean Proteus Ltd.†(f)	6.25%		12/1/2024	2,051	2,056,127
Trinidad Drilling Ltd. (Canada)†(c)	7.875%		1/15/2019	2,337	2,313,630
Weatherford International Ltd.	9.875%		3/1/2039	4,469	4,357,275
Total					21,802,297

Paper & Forest Products 0.65%
Georgia-Pacific LLC	8.875%		5/15/2031	5,028	7,543,524
International Paper Co.	7.30%		11/15/2039	2,955	3,704,571
Total					11,248,095

Real Estate Investment Trusts 2.40%
Brixmor Operating Partnership LP	3.85%		2/1/2025	5,715	5,613,302
Communications Sales & Leasing, Inc./CSL Capital LLC	8.25%		10/15/2023	2,692	2,840,060
EPR Properties	5.25%		7/15/2023	9,021	9,395,326
Equinix, Inc.	5.75%		1/1/2025	2,674	2,770,933

156	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
HCP, Inc.	3.40%	2/1/2025	$6,812	$6,518,089
HCP, Inc.	4.00%	12/1/2022	1,871	1,928,773
Hospitality Properties Trust	4.65%	3/15/2024	4,500	4,471,501
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	1,315	1,335,052
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,873	2,961,638
VEREIT Operating Partnership LP	3.00%	2/6/2019	1,682	1,682,505
VEREIT Operating Partnership LP	4.875%	6/1/2026	1,970	2,026,638
Total				41,543,817

Retail 0.97%
McDonald’s Corp.	6.30%	10/15/2037	1,470	1,806,274
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	507	400,530
New Albertson’s, Inc.	7.45%	8/1/2029	986	939,165
PVH Corp.	7.75%	11/15/2023	5,967	6,921,720
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	4,790	4,765,044
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	1,970	1,980,039
Total				16,812,772

Retail: Specialty 0.06%
Revlon Consumer Products Corp.	6.25%	8/1/2024	1,080	1,080,000

Steel 0.23%
Vale Overseas Ltd. (Brazil)(c)	6.875%	11/10/2039	4,230	4,027,298

Technology 0.79%
Amazon.com, Inc.	4.80%	12/5/2034	8,882	9,694,090
Expedia, Inc.	5.00%	2/15/2026	3,920	4,037,279
Total				13,731,369

Telecommunications 4.66%
AT&T, Inc.	6.00%	8/15/2040	22,287	24,595,421
AT&T, Inc.	6.50%	9/1/2037	9,964	11,342,758
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	2,350	1,756,625
Digicel Ltd. (Jamaica)†(c)	6.75%	3/1/2023	924	799,260
GTH Finance BV (Netherlands)†(c)	7.25%	4/26/2023	650	692,848
Qwest Capital Funding, Inc.	6.875%	7/15/2028	2,255	2,052,050
T-Mobile USA, Inc.	6.542%	4/28/2020	2,206	2,279,764
U.S. Cellular Corp.	6.70%	12/15/2033	2,459	2,422,115
Verizon Communications, Inc.	4.40%	11/1/2034	5,736	5,604,009
Verizon Communications, Inc.	5.05%	3/15/2034	2,628	2,756,664
Verizon Communications, Inc.	5.85%	9/15/2035	18,834	21,426,896

See Notes to Financial Statements.	157

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Verizon Communications, Inc.	6.40%	9/15/2033	$4,233	$5,071,519
Total				80,799,929

Transportation: Miscellaneous 0.28%
Burlington Northern Santa Fe LLC	6.15%	5/1/2037	1,962	2,496,608
Burlington Northern Santa Fe LLC	6.20%	8/15/2036	245	312,808
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	1,950	2,018,250
Total				4,827,666

Utilities 0.42%
Aquarion Co.†	4.00%	8/15/2024	7,250	7,274,831
Total Corporate Bonds (cost $1,001,013,970)				999,845,406

FLOATING RATE LOANS(g) 1.18%

Business Services 0.15%
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	2,606	2,554,976

Electrical Equipment 0.01%
MKS Instruments, Inc. Tranche B2 Term Loan	4.25%	5/1/2023	119	120,111

Entertainment 0.13%
Kasima LLC Term Loan	3.34% - 3.25%	5/17/2021	2,328	2,342,643

Financial: Miscellaneous 0.02%
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	390	388,399

Food 0.05%
Amplify Snack Brands, Inc. Term Loan	6.50%	9/2/2023	900	884,250

Gaming 0.19%
Seminole Tribe of Florida Initial Term Loan	3.088%	4/29/2020	3,215	3,227,570

Lodging 0.37%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	6,291	6,339,796

Media 0.16%
AMC Networks, Inc. Term Loan A	2.035%	12/16/2019	2,875	2,865,958

Retail 0.10%
J. Crew Group, Inc. Initial Term Loan	4.00%	3/5/2021	2,592	1,685,795
Total Floating Rate Loans (cost $20,780,712)				20,409,498

158	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
FOREIGN BONDS(b) 0.53%

Brazil 0.04%
BRF SA†	7.75%	5/22/2018	BRL	2,500	$694,845

Mexico 0.08%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028	MXN	31,250	1,416,520

United Kingdom 0.41%
Old Mutual plc	8.00%	6/3/2021	GBP	5,000	7,007,493
Total Foreign Bonds (cost $11,987,998)					9,118,858

FOREIGN GOVERNMENT OBLIGATIONS 0.46%

Argentina 0.11%
Provincia de Mendoza†(c)	8.375%	5/19/2024		$800	802,000
Provincia of Neuquen†(c)	8.625%	5/12/2028		1,050	1,089,375
Total					1,891,375

Bermuda 0.11%
Government of Bermuda†	3.717%	1/25/2027		2,000	1,910,000

Qatar 0.10%
State of Qatar†(c)	3.25%	6/2/2026		1,800	1,760,668

Saudi Arabia 0.14%
Saudi International Bond(b)	3.25%	10/26/2026		2,500	2,367,218
Total Foreign Government Obligations (cost $8,089,269)					7,929,261

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.05%
Federal Home Loan Mortgage Corp. 1020 S IO	900.95%	#(h)	12/15/2020	–	(i)	505
Federal Home Loan Mortgage Corp. 1032 O IO	544.714%	(h)	12/15/2020	–	(i)	600
Federal Home Loan Mortgage Corp. 1046 I IO	1009.00%	(h)	2/15/2021	–	(i)	391
Federal Home Loan Mortgage Corp. 1049 N IO	1010.50%	(h)	2/15/2021	–	(i)	354
Federal Home Loan Mortgage Corp. 1058 I IO	1008.50%	(h)	4/15/2021	–	(i)	203
Federal Home Loan Mortgage Corp. 1059 U IO	409.00%	(h)	4/15/2021	–	(i)	402
Federal Home Loan Mortgage Corp. 1066 S IO	1195.607%	(h)	4/15/2021	–	(i)	1,366
Federal Home Loan Mortgage Corp. 1082 D IO	1007.78%	(h)	5/15/2021	–	(i)	1,125
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	5		4,512
Federal Home Loan Mortgage Corp. 1137 M IO	1185.497%	(h)	9/15/2021	–	(i)	524
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon		10/15/2021	3		3,126
Federal Home Loan Mortgage Corp. 1180 G IO	1008.40%	(h)	11/15/2021	–	(i)	397
Federal Home Loan Mortgage Corp. 1200 IB IO	1007.00%	(h)	2/15/2022	–	(i)	131
Federal Home Loan Mortgage Corp. 1241 X IO	982.654%	(h)	4/15/2022	–	(i)	184

See Notes to Financial Statements.	159

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	32		30,556
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	10		9,812
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	2		2,376
Federal Home Loan Mortgage Corp. 73 G IO	1095.35%	(h)	10/15/2020	–	(i)	314
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	1		1,169
Federal National Mortgage Assoc. 1991-158 E IO	1008.00%	#(h)	12/25/2021	–	(i)	422
Federal National Mortgage Assoc. 94 2 IO	9.50%	(h)	8/25/2021	2		324
Government National Mortgage Assoc. 2013-48 IO	0.599%	#(h)	7/16/2054	18,417		816,589
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,021,956)						875,382

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.09%
Federal National Mortgage Assoc.(j)	3.00%		TBA	3,220		3,311,820
Federal National Mortgage Assoc.(j)	3.50%		TBA	32,000		32,866,240
Total Government Sponsored Enterprises Pass-Throughs (cost $36,268,523)						36,178,060

MUNICIPAL BONDS 0.94%

Miscellaneous
Municipal Elec Auth of Georgia	7.055%		4/1/2057	4,250		4,856,730
North Texas Tollway Auth	8.41%		2/1/2030	1,950		2,563,099
North Texas Tollway Auth	8.91%		2/1/2030	7,500		8,855,325
Total Municipal Bonds (cost $15,170,136)						16,275,154

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.11%
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	501		496,261
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#	4/15/2049	917		652,810
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.801%	#	10/10/2053	1,500		1,488,344
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.801%	#	10/10/2053	3,186		2,533,205
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.591%	#	7/10/2050	1,776		1,537,793
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.259%	#	10/15/2034	4,291		4,307,607
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.936%	#	9/15/2039	1,300		1,315,330

160	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%	#	7/27/2036	$321	$312,857
Credit Suisse Mortgage Capital Certificates 2014-2R 26A1†	3.00%	#	6/27/2037	526	516,312
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	3,400	2,876,322
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	1,600	1,431,750
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2034	1,472	1,469,752
GS Mortgage Securities Trust 2013-GC12 XA IO	1.827%	#	6/10/2046	28,157	1,851,927
GS Mortgage Securities Trust 2013-GC12 XB IO	0.681%	#	6/10/2046	47,400	1,464,357
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	1,022	1,019,712
GS Mortgage Securities Trust 2015-GS1 XB IO	0.332%	#	11/10/2048	30,000	547,050
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.723%	#	8/5/2034	16,028	709,479
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.665%	#	8/5/2034	18,308	518,940
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.353%	#	4/15/2047	6,553	246,552
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.429%	#	4/15/2047	1,896	39,745
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.454%	#	7/15/2048	824	727,839
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.763%	#	3/18/2051	3,810	3,835,534
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,078	904,615
Sequoia Mortgage Trust 2012-4 A3	2.069%	#	9/25/2042	684	645,890
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.432%	#	7/15/2046	2,256	1,991,123
Wells Fargo Commercial Mortgage Trust 2016-C33 D†	3.123%		3/15/2059	1,973	1,382,467
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	873	881,910
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.338%	#	5/15/2047	13,107	734,502
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.733%	#	5/15/2047	2,617	103,601
Total Non-Agency Commercial Mortgage-Backed Securities (cost $36,193,958)					36,543,586

See Notes to Financial Statements.	161

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Dividend Rate			Shares (000)	Fair Value
PREFERRED STOCKS 0.24%

Electric: Power 0.18%
SCE Trust III	5.75%	#		120	$3,110,796

Oil 0.06%
Templar Energy LLC Units	Zero Coupon			77	968,199
Total Preferred Stocks (cost $3,756,890)					4,078,995

	Interest Rate		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 16.13%
U.S. Treasury Bond	2.25%		8/15/2046	$1,471	1,244,891
U.S. Treasury Note	1.25%		3/31/2021	48,631	47,569,093
U.S. Treasury Note	1.25%		10/31/2021	51,093	49,634,039
U.S. Treasury Note	1.375%		5/31/2021	10,007	9,827,965
U.S. Treasury Note	1.625%		11/30/2021	67,928	67,682,576
U.S. Treasury Note	1.75%		10/31/2020	42,301	42,434,037
U.S. Treasury Note	2.125%		8/15/2021	52,368	52,987,828
U.S. Treasury Note	2.625%		11/15/2020	7,926	8,210,068
Total U.S. Treasury Obligations (cost $284,137,602)					279,590,497
Total Long-Term Investments (cost $1,682,227,942)					1,674,833,731

SHORT-TERM INVESTMENTS 4.25%

COMMERCIAL PAPER 0.17%

Automotive
VW Credit, Inc. (cost $2,999,550)	Zero Coupon		12/7/2016	3,000	2,999,550

CORPORATE BONDS 0.25%

Banks: Regional 0.19%
Deutsche Bank AG (United Kingdom)(c)	1.512%	#	2/13/2017	3,377	3,373,059

Metals & Minerals: Miscellaneous 0.06%
Glencore Finance Canada Ltd. (Canada)(c)	3.60%		1/15/2017	978	979,269
Total Corporate Bonds (cost $4,336,383)					4,352,328

ASSET BACKED SECURITIES 0.02%

Other
Ascentium Equipment Receivables Trust 2016-1A A1†	0.95%		4/10/2017	396	396,064
(cost $396,081)

162	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 3.81%

Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $67,520,000 of U.S. Treasury Bill at Zero Coupon 3/30/2017; value: $67,411,968; proceeds: $66,086,734 (cost $66,086,679)	$66,087	$66,086,679
Total Short-Term Investments (cost $73,818,693)		73,834,621
Total Investments in Securities 100.89% (cost $1,756,046,635)		1,748,668,352
Liabilities in Excess of Cash and Other Assets(k) (0.89%)		(15,342,051)
Net Assets 100.00%		$1,733,326,301

BRL	Brazilian real.
GBP	British pound.
MXN	Mexican peso.
ADR	American Depositary Receipt.
IO	Interest Only.
PIK	Payment-in-kind.
PO	Principal Only.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Debenture pays interest at an annual fixed rate of 6.974% through December 1, 2017. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.53% through June 1, 2067. This debenture is subject to full redemption at the option of the issuer any time prior to December 1, 2017.
(f)	Securities purchased on a when-issued basis (See Note 2(i)).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(h)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(i)	Amount is less than $1,000.
(j)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(k)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	163

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Credit Default Swaps on Indexes—Buy Protection at November 30, 2016(1):

Referenced Index*	Fund Pays	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Depreciation(4)	Credit Default Swap Agreements Receivable at Fair Value(5)
Markit CMBX. NA.AAA.8(6)	.50%	10/17/2057	$8,877,000	$9,040,034	$429,492	$(266,458)	$163,034

*	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgaged backed securities.(See Note 2(q)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments paid are presented net of amortization (See Note 2(q)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $266,458.
(5)	Includes upfront payments paid.
(6)	Swap Counterparty: Morgan Stanley

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Chilean peso	Buy	State Street Bank and Trust	12/9/2016	4,450,000,000	$6,546,043	$6,579,482	$ 33,439
Colombian peso	Buy	Goldman Sachs	2/14/2017	800,000,000	251,407	256,980	5,573
Hungarian forint	Buy	Morgan Stanley	3/9/2017	645,000,000	2,184,426	2,190,899	6,473
Peruvian Nuevo sol	Buy	UBS AG	12/9/2016	22,450,000	6,552,258	6,572,014	19,756
Russian ruble	Buy	Standard Chartered Bank	2/14/2017	28,000,000	428,480	429,936	1,456
Russian ruble	Buy	UBS AG	12/9/2016	457,000,000	6,908,593	7,116,137	207,544
South African rand	Buy	Morgan Stanley	1/13/2017	83,500,000	5,735,554	5,881,842	146,288
South African rand	Buy	State Street Bank and Trust	12/9/2016	30,800,000	2,155,881	2,185,042	29,161
Brazilian real	Sell	Goldman Sachs	12/9/2016	1,300,000	403,852	383,583	20,269
British pound	Sell	Bank of America	12/13/2016	3,560,000	4,739,222	4,455,374	283,848
Canadian dollar	Sell	J.P. Morgan	12/9/2016	2,400,000	1,865,233	1,786,734	78,499
Chilean peso	Sell	J.P. Morgan	12/9/2016	1,410,000,000	2,139,443	2,084,735	54,708
Chinese yuan renminbi	Sell	Bank of America	1/11/2017	12,600,000	1,863,142	1,814,646	48,496
Chinese yuan renminbi	Sell	State Street Bank and Trust	12/9/2016	1,350,000	199,616	195,608	4,008
Chinese yuan renminbi	Sell	UBS AG	1/11/2017	12,300,000	1,797,983	1,774,771	23,212
Czech koruna	Sell	State Street Bank and Trust	12/9/2016	1,800,000	72,579	70,535	2,044
euro	Sell	J.P. Morgan	1/13/2017	1,200,000	1,286,699	1,274,763	11,936

164	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	Standard Chartered Bank	2/16/2017	1,100,000	$1,184,459	$1,170,416	$14,043
euro	Sell	State Street Bank and Trust	1/13/2017	960,000	1,066,860	1,019,810	47,050
Hungarian forint	Sell	Citibank N.A.	1/13/2017	180,000,000	649,623	610,575	39,048
Hungarian forint	Sell	Citibank N.A.	1/13/2017	66,400,000	235,839	225,234	10,605
Malaysian ringgit	Sell	Standard Chartered Bank	1/13/2017	480,000	112,813	106,750	6,063
Malaysian ringgit	Sell	State Street Bank and Trust	12/9/2016	750,000	179,770	167,875	11,895
Malaysian ringgit	Sell	UBS AG	12/9/2016	19,250,000	4,533,679	4,308,801	224,878
Philippine peso	Sell	J.P. Morgan	1/13/2017	13,200,000	273,904	263,364	10,540
South African rand	Sell	J.P. Morgan	12/9/2016	2,300,000	164,021	163,169	852
South Korean won	Sell	Morgan Stanley	12/9/2016	100,000,000	87,108	84,942	2,166
Taiwan dollar	Sell	Bank of America	12/9/2016	62,000,000	1,986,435	1,941,748	44,687
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,388,537

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Argentine peso	Buy	Bank of America	2/22/2017	56,300,000	$3,422,492	$3,363,338	$ (59,154)
Argentine peso	Buy	J.P. Morgan	12/12/2016	80,200,000	5,110,722	5,019,559	(91,163)
Argentine peso	Buy	UBS AG	1/27/2017	86,800,000	5,421,611	5,271,789	(149,822)
Brazilian real	Buy	State Street Bank and Trust	12/9/2016	19,050,000	5,703,934	5,620,961	(82,973)
Brazilian real	Buy	State Street Bank and Trust	1/13/2017	22,400,000	6,744,956	6,542,757	(202,199)
Canadian dollar	Buy	J.P. Morgan	12/9/2016	2,400,000	1,826,157	1,786,734	(39,423)
Chilean peso	Buy	J.P. Morgan	12/9/2016	50,000,000	75,637	73,926	(1,711)
Chilean peso	Buy	UBS AG	2/14/2017	2,410,000,000	3,578,322	3,544,766	(33,556)
Chinese yuan renminbi	Buy	Goldman Sachs	1/13/2017	42,800,000	6,331,778	6,174,416	(157,362)
Chinese yuan renminbi	Buy	Standard Chartered Bank	12/9/2016	15,800,000	2,351,540	2,289,341	(62,199)
Colombian peso	Buy	J.P. Morgan	12/9/2016	491,000,000	168,684	159,488	(9,196)
Colombian peso	Buy	J.P. Morgan	1/13/2017	1,500,000,000	501,442	484,225	(17,217)
Colombian peso	Buy	J.P. Morgan	2/14/2017	10,400,000,000	3,426,124	3,340,744	(85,380)
Colombian peso	Buy	State Street Bank and Trust	12/9/2016	22,480,000,000	7,464,719	7,302,020	(162,699)
Czech koruna	Buy	Citibank N.A.	1/13/2017	76,300,000	3,148,291	3,003,811	(144,480)
Czech koruna	Buy	Morgan Stanley	12/9/2016	19,500,000	816,120	764,128	(51,992)
euro	Buy	J.P. Morgan	1/13/2017	3,260,000	3,584,345	3,463,106	(121,239)
Hungarian forint	Buy	Morgan Stanley	1/13/2017	1,715,000,000	6,231,802	5,817,426	(414,376)
Indian rupee	Buy	J.P. Morgan	2/14/2017	275,000,000	4,068,348	3,978,588	(89,760)
Indian rupee	Buy	State Street Bank and Trust	12/9/2016	333,000,000	4,938,455	4,853,520	(84,935)

See Notes to Financial Statements.	165

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Indian rupee	Buy	State Street Bank and Trust	1/13/2017	337,000,000	$5,001,484	$4,892,330	$(109,154)
Indonesian rupiah	Buy	J.P. Morgan	12/9/2016	147,700,000,000	11,034,740	10,879,493	(155,247)
Indonesian rupiah	Buy	UBS AG	1/13/2017	43,000,000,000	3,258,810	3,148,491	(110,319)
Indonesian rupiah	Buy	UBS AG	2/14/2017	6,800,000,000	510,626	493,510	(17,116)
Israeli new shekel	Buy	Citibank N.A.	12/9/2016	1,050,000	280,211	274,088	(6,123)
Israeli new shekel	Buy	Morgan Stanley	1/13/2017	14,200,000	3,735,190	3,710,213	(24,977)
Malaysian ringgit	Buy	Goldman Sachs	12/9/2016	3,800,000	932,828	850,569	(82,259)
Malaysian ringgit	Buy	J.P. Morgan	1/13/2017	4,000,000	949,510	889,581	(59,929)
Malaysian ringgit	Buy	UBS AG	12/9/2016	16,200,000	3,960,590	3,626,108	(334,482)
Malaysian ringgit	Buy	UBS AG	1/13/2017	11,500,000	2,754,491	2,557,544	(196,947)
Mexican peso	Buy	Citibank N.A.	2/14/2017	30,100,000	1,467,943	1,449,714	(18,229)
Mexican peso	Buy	J.P. Morgan	1/13/2017	77,700,000	4,060,315	3,757,387	(302,928)
Mexican peso	Buy	J.P. Morgan	2/14/2017	59,500,000	3,078,708	2,865,714	(212,994)
Peruvian Nuevo sol	Buy	J.P. Morgan	2/14/2017	11,060,000	3,247,688	3,210,410	(37,278)
Peruvian Nuevo sol	Buy	Standard Chartered Bank	1/13/2017	11,950,000	3,505,427	3,483,102	(22,325)
Philippine peso	Buy	Bank of America	1/13/2017	276,000,000	5,687,321	5,506,708	(180,613)
Philippine peso	Buy	UBS AG	1/13/2017	183,500,000	3,757,936	3,661,163	(96,773)
Polish zloty	Buy	Standard Chartered Bank	1/13/2017	19,850,000	5,118,813	4,720,451	(398,362)
Polish zloty	Buy	Standard Chartered Bank	2/14/2017	9,600,000	2,462,774	2,281,975	(180,799)
Romanian new leu	Buy	Citibank N.A.	1/13/2017	11,300,000	2,769,404	2,661,203	(108,201)
Romanian new leu	Buy	J.P. Morgan	12/9/2016	18,000,000	4,555,936	4,234,278	(321,658)
Romanian new leu	Buy	J.P. Morgan	2/14/2017	4,500,000	1,114,275	1,060,309	(53,966)
Russian ruble	Buy	Barclays Bank plc	1/13/2017	313,000,000	4,935,017	4,838,130	(96,887)
Singapore dollar	Buy	Goldman Sachs	2/14/2017	8,700,000	6,243,384	6,070,030	(173,354)
Singapore dollar	Buy	Standard Chartered Bank	2/14/2017	900,000	650,960	627,934	(23,026)
South African rand	Buy	Bank of America	12/9/2016	2,400,000	172,684	170,263	(2,421)
South Korean won	Buy	Goldman Sachs	12/9/2016	140,000,000	127,263	118,919	(8,344)
South Korean won	Buy	UBS AG	12/9/2016	1,000,000,000	907,425	849,423	(58,002)
South Korean won	Buy	UBS AG	1/13/2017	2,530,000,000	2,261,291	2,148,407	(112,884)
Taiwan dollar	Buy	UBS AG	12/9/2016	62,000,000	1,958,616	1,941,748	(16,868)
Thai baht	Buy	Morgan Stanley	1/13/2017	22,950,000	645,888	643,046	(2,842)
Thai baht	Buy	Morgan Stanley	2/14/2017	27,860,000	795,686	780,447	(15,239)
Thai baht	Buy	State Street Bank and Trust	12/9/2016	24,500,000	706,826	686,601	(20,225)
Turkish lira	Buy	Barclays Bank plc	1/13/2017	21,200,000	6,734,597	6,112,209	(622,388)
Turkish lira	Buy	Citibank N.A.	12/9/2016	2,550,000	853,759	740,934	(112,825)
Turkish lira	Buy	Citibank N.A.	2/14/2017	1,750,000	540,704	500,801	(39,903)
Turkish lira	Buy	Citibank N.A.	2/14/2017	550,000	160,088	157,395	(2,693)
Turkish lira	Buy	Deutsche Bank AG	12/9/2016	7,800,000	2,607,565	2,266,387	(341,178)
British pound	Sell	J.P. Morgan	1/19/2017	2,260,000	2,753,821	2,831,725	(77,904)
Canadian dollar	Sell	J.P. Morgan	2/14/2017	4,820,000	3,585,738	3,591,435	(5,697)

166	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2016

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Colombian peso	Sell	State Street Bank and Trust	12/9/2016	4,850,000,000	$1,484,542	$1,575,391	$(90,849)
Colombian peso	Sell	State Street Bank and Trust	2/14/2017	10,400,000,000	3,173,634	3,340,744	(167,110)
Colombian peso	Sell	UBS AG	1/13/2017	1,500,000,000	458,155	484,225	(26,070)
Israeli new shekel	Sell	Bank of America	12/9/2016	350,000	90,715	91,363	(648)
Romanian new leu	Sell	Goldman Sachs	12/9/2016	7,400,000	1,734,197	1,740,759	(6,562)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(7,115,434)

Open Futures Contracts at November 30, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 2-Year Treasury Note	March 2017	138	Short	$ (29,920,125)	$ 10,535
U.S. 10-Year Treasury Note	March 2017	2,290	Short	(285,140,781)	1,039,083
U.S. Long Bond	March 2017	4	Short	(605,125)	4,180
Ultra Long U.S. Treasury Bond	March 2017	39	Short	(6,294,844)	11,813
Totals				$(321,960,875)	$1,065,611

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
U.S. 5-Year Treasury Note	March 2017	2,704	Long	$318,649,500	$(25,985)

See Notes to Financial Statements.	167

Schedule of Investments (continued)

INCOME FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$–	$262,613,672	$–		$262,613,672
Common Stocks
Oil	17,306	655,076	–		672,382
Convertible Bonds
Oil	–	–	71,814	(5)	71,814
Retail	–	1,027,230	–		1,027,230
Corporate Bonds	–	1,004,197,734	–		1,004,197,734
Floating Rate Loans(4)
Business Services	–	2,554,976	–		2,554,976
Electrical Equipment	–	120,111	–		120,111
Entertainment	–	2,342,643	–		2,342,643
Financial: Miscellaneous	–	–	388,399		388,399
Food	–	884,250	–		884,250
Gaming	–	3,227,570	–		3,227,570
Lodging	–	6,339,796	–		6,339,796
Media	–	2,865,958	–		2,865,958
Retail	–	1,685,795	–		1,685,795
Foreign Bonds	–	9,118,858	–		9,118,858
Foreign Government Obligations	–	7,929,261	–		7,929,261
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	875,382	–		875,382
Government Sponsored Enterprises Pass-Throughs	–	36,178,060	–		36,178,060
Municipal Bonds	–	16,275,154	–		16,275,154
Non-Agency Commercial Mortgage-Backed Securities	–	36,543,586	–		36,543,586
Preferred Stocks	3,110,796	968,199	–		4,078,995
U.S. Treasury Obligations	–	279,590,497	–		279,590,497
Commercial Paper	–	2,999,550	–		2,999,550
Repurchase Agreement	–	66,086,679	–		66,086,679
Total	$3,128,102	$1,745,080,037	$460,213		$1,748,668,352

Other Financial Instruments
Credit Default Swaps
Assets	$–	$163,034	$–		$163,034
Liabilities	–	–	–		–
Forward Foreign Currency Exchange Contracts
Assets	–	1,388,537	–		1,388,537
Liabilities	–	(7,115,430)	–		(7,115,430)
Futures Contracts
Assets	1,065,611	–	–		1,065,611
Liabilities	(25,985)	–	–		(25,985)
Total	$1,039,626	$(5,536,859)	$–		$(4,524,233)

168	See Notes to Financial Statements.

Schedule of Investments (concluded)

INCOME FUND November 30, 2016

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(5)	Level 3 security fair valued by the Pricing Committee, as discussed in Note 2(a) in the Notes to Financial Statements.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

					Non-Agency
					Commercial
				Floating	Mortgaged-
	Asset-Backed	Convertible	Corporate	Rate	Backed
Investment Type	Securities	Bonds	Bonds	Loans	Securities
Balance as of December 1, 2015	$ 1,969,236	$71,814	$500,625	$4,241,232	$ 613,155
Accrued discounts/premiums	–	–	(96)	757	–
Realized gain (loss)	–	–	–	(149)	–
Change in unrealized appreciation/depreciation	–	–	(529)	13,029	–
Purchases	–	–	–	–	–
Sales	–	–	(500,000)	(179,664)	–
Net transfers in or out of Level 3	(1,969,236)	–	–	(3,686,806)	(613,155)
Balance as of November 30, 2016	$ –	$71,814	$–	$388,399	$ –

See Notes to Financial Statements.	169

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 89.98%

ASSET-BACKED SECURITIES 18.19%

Automobiles 10.30%
Ally Auto Receivables Trust 2014-1 A3	0.97%	10/15/2018	$291	$290,465
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	489	489,836
Ally Auto Receivables Trust 2014-2 B	2.10%	3/16/2020	3,500	3,527,845
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	402	402,974
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%	9/10/2018	146	146,456
AmeriCredit Automobile Receivables Trust 2014-2 C	2.18%	6/8/2020	1,311	1,320,458
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	653	652,798
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	348	348,404
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	2,090	2,096,823
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	463	470,431
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	2,637	2,644,855
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	349	348,318
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	555	552,613
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	93	93,489
California Republic Auto Receivables Trust 2013-2 A2	1.23%	3/15/2019	259	258,930
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	694	699,576
California Republic Auto Receivables Trust 2015-4 A2†	1.60%	9/17/2018	462	462,826
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	514	517,821
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	417	428,539
California Republic Auto Receivables Trust 2016-1 A3	1.89%	5/15/2020	814	818,956
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	1,256	1,267,528

170	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	$244	$243,933
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	320	319,239
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	364	368,504
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	1,111	1,111,719
Capital Auto Receivables Asset Trust 2016-1 B	2.67%	12/21/2020	338	338,556
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	423	422,143
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	222	220,398
CarMax Auto Owner Trust 2013-1 C	1.54%	12/15/2018	208	208,286
CarMax Auto Owner Trust 2014-4 C	2.44%	11/16/2020	1,318	1,325,036
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	50	49,588
CarMax Auto Owner Trust 2015-4 A3	1.56%	11/16/2020	4,500	4,512,288
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	849	848,608
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	686	684,239
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	553	552,424
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	256	254,074
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	331	325,883
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	567	567,281
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	300	300,259
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	109	110,418
Chrysler Capital Auto Receivables Trust 2016-AA A3†	1.77%	10/15/2020	1,153	1,155,566
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	350	368,224
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	371	375,128
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	445	445,798
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	837	838,508
Drive Auto Receivables Trust 2015-CA C†	3.01%	5/17/2021	1,587	1,602,671
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	1,175	1,195,171
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	912	936,626
Drive Auto Receivables Trust 2016-AA B†	3.17%	5/15/2020	780	787,628
Drive Auto Receivables Trust 2016-BA B†	2.56%	6/15/2020	3,448	3,472,134
Drive Auto Receivables Trust 2016-BA C†	3.19%	7/15/2022	448	452,442
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	927	936,297
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	514	515,049
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	1,283	1,285,297
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	305	305,331
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	818	817,746
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	289	290,772
Ford Credit Auto Lease Trust 2016-A A3	1.71%	4/15/2019	911	915,151

See Notes to Financial Statements.	171

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Owner Trust 2014-C A3	1.06%		5/15/2019	$942	$941,999
Ford Credit Auto Owner Trust 2016-C A2A	1.04%		9/15/2019	1,116	1,114,001
Ford Credit Auto Owner Trust 2016-C A3	1.22%		3/15/2021	417	414,761
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%		9/17/2018	890	889,684
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%		10/15/2018	1,017	1,016,505
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%		4/18/2019	1,082	1,080,688
Huntington Auto Trust 2016-1 A3	1.59%		11/16/2020	4,237	4,246,131
Hyundai Floorplan Master Owner Trust 2016-1A A1†	1.438%	#	3/15/2021	259	260,346
Hyundai Floorplan Master Owner Trust 2016-1A A2†	1.81%		3/15/2021	301	301,314
Mercedes-Benz Auto Lease Trust 2016-A A3	1.52%		3/15/2019	1,156	1,158,875
Mercedes-Benz Auto Receivables Trust 2015-1 A3	1.34%		12/16/2019	2,879	2,882,190
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%		3/15/2019	2,166	2,165,916
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%		10/15/2020	1,024	1,033,555
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%		4/15/2021	943	951,392
OSCAR US Funding Trust V 2016-2A A2A†	2.31%		11/15/2019	1,600	1,602,950
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	175	176,688
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	3,022	3,049,697
Santander Drive Auto Receivables Trust 2015-3 B	2.07%		4/15/2020	693	696,357
Santander Drive Auto Receivables Trust 2015-3 C	2.74%		1/15/2021	818	828,148
Santander Drive Auto Receivables Trust 2015-4 C	2.97%		3/15/2021	207	209,578
Santander Drive Auto Receivables Trust 2015-5 C	2.74%		12/15/2021	2,810	2,839,601
Santander Drive Auto Receivables Trust 2016-1 D	4.02%		4/15/2022	282	292,399
Santander Drive Auto Receivables Trust 2016-2 B	2.08%		2/16/2021	4,245	4,258,157
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%		11/15/2019	719	719,349
Santander Drive Auto Receivables Trust 2016-3 B	1.89%		6/15/2021	392	390,978
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%		9/16/2019	3,235	3,238,804
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%		1/15/2019	163	162,718
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%		4/15/2020	596	599,686
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%		9/15/2021	215	219,028
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%		12/15/2021	136	139,675
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%		8/15/2022	130	132,413
TCF Auto Receivables Owner Trust 2016-1A A2†	1.39%		11/15/2019	1,372	1,371,533
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%		2/15/2022	963	957,668
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	622	616,924
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	143	143,320
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	173	173,018
Total					88,574,402

172	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards 2.13%
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	$1,595	$1,599,421
Bank of America Credit Card Trust 2014-A3 A	0.828%	#	1/15/2020	770	770,915
Bank of America Credit Card Trust 2016-A1 A	0.928%	#	10/15/2021	1,045	1,048,843
Barclays Dryrock Issuance Trust 2016-1 A	1.52%		5/16/2022	570	566,871
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	331	331,217
Capital One Multi-Asset Execution Trust 2015-A3	1.28%	#	3/15/2023	2,740	2,744,166
Chase Issuance Trust 2016-A2 A	1.37%		6/15/2021	2,943	2,922,624
Discover Card Execution Note Trust 2014-A5 A	1.39%		4/15/2020	260	260,442
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	2,233	2,241,155
Discover Card Execution Note Trust 2016-A2	1.078%	#	9/15/2021	744	748,987
Discover Card Execution Note Trust 2016-A4	1.39%		3/15/2022	1,915	1,903,019
First National Master Note Trust 2015-1 A	1.308%	#	9/15/2020	162	162,575
MBNA Credit Card Master Note Trust 2004-A3	0.798%	#	8/16/2021	891	890,661
Synchrony Credit Card Master Note Trust 2012-2 A	2.22%		1/15/2022	1,195	1,207,781
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	179	179,201
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	693	706,210
Total					18,284,088

Home Equity 0.16%
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.752%	#	5/25/2036	1,239	1,187,040
New Century Home Equity Loan Trust 2005-A A6	4.697%		8/25/2035	171	172,048
Total					1,359,088

Other 5.60%
Ally Master Owner Trust 2015-3 A	1.63%		5/15/2020	2,210	2,212,149
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	1.10%	#	4/16/2021	206	205,607
Ascentium Equipment Receivables LLC 2015-2A A2†	1.57%		12/11/2017	219	219,019
Ascentium Equipment Receivables Trust 2016-1A A2†	1.75%		11/13/2018	35	35,099
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	409	408,456
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	420	417,241
BlueMountain CLO Ltd. 2014-4A A1R†	2.202%	#	11/30/2026	2,000	2,000,000
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	2.032%	#	4/18/2025	750	749,268
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	2.38%	#	10/15/2026	375	375,138

See Notes to Financial Statements.	173

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Cedar Funding IV CLO Ltd. 2014-4A A1†	2.382%	#	10/23/2026	$2,130	$2,131,471
Cent CLO Ltd. 2013-17A A1†	2.187%	#	1/30/2025	2,500	2,501,250
Cent CLO Ltd. 2013-18A A†	2.002%	#	7/23/2025	1,000	995,022
CIFC Funding II Ltd. 2014-2A A1L†	2.41%	#	5/24/2026	1,250	1,249,430
CIFC Funding Ltd. 2014-5A A1R†	2.258%	#	1/17/2027	500	499,848
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	859	863,170
CNH Equipment Trust 2016-B A4	1.97%		11/15/2021	128	127,898
Crown Point CLO Ltd. 2012-1A A1LB†	2.411%	#	11/21/2022	372	372,090
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	507	508,030
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	100	100,035
Dell Equipment Finance Trust 2016-1 B†	2.03%		7/22/2021	100	100,094
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	2,018	2,013,338
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	330	329,629
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	664	663,905
Ford Credit Floorplan Master Owner Trust A 2014-4 A1	1.40%		8/15/2019	385	385,557
Fortress Credit BSL Ltd. 2013-1A A†	2.058%	#	1/19/2025	2,500	2,501,010
JFIN Revolver CLO 2013-1A A†	2.131%	#	1/20/2021	188	188,000
JFIN Revolver CLO Ltd. 2015-4A A†	2.032%	#	4/22/2020	1,779	1,782,043
KKR CLO Ltd. 12-A1A†	2.29%	#	7/15/2027	500	500,023
LCM XVIII LP-18A A1†	2.391%	#	4/20/2027	3,000	3,004,191
Leaf Receivables Funding 10 LLC 2015-1 B†	2.42%		1/15/2021	185	184,627
Leaf Receivables Funding 11 LLC 2016-1 A2†	1.72%		7/15/2018	300	300,069
Leaf Receivables Funding 11 LLC 2016-1 A3†	2.05%		6/15/2019	248	247,951
Leaf Receivables Funding 11 LLC 2016-1 A4†	2.49%		4/15/2022	320	319,256
MMAF Equipment Finance LLC 2016-AA A2†	1.39%		12/17/2018	570	570,359
N-Star REL CDO VIII Ltd. 2006-8A B†	1.037%	#	2/1/2041	1,600	1,559,519
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	1,757	1,757,311
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	369	367,519
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	800	799,711
Octagon Investment Partners XXI Ltd. 2014-1A A1AR†	2.252%	#	11/14/2026	1,200	1,199,896
Octagon Loan Funding Ltd. 2014-1A A1†	2.359%	#	11/18/2026	300	299,859
OHA Loan Funding Ltd. 2015-1A A†	2.406%	#	2/15/2027	2,000	2,006,590
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	1.086%	#	3/14/2022	257	255,320
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	2,483	2,505,717
OneMain Financial Issuance Trust 2015-2A A†	2.57%		7/18/2025	256	256,165
OZLM VII Ltd. 2014-7A A1B†	2.37%	#	7/17/2026	300	300,191

174	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
OZLM VIII Ltd. 2014-8A A1A†	2.32%	#	10/17/2026		$1,990	$1,987,778
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021		352	351,993
SLM Private Education Loan Trust 2010-A 2A†	3.788%	#	5/16/2044		662	688,624
SLM Private Education Loan Trust 2012-A A1†	1.938%	#	8/15/2025		65	65,461
SLM Private Education Loan Trust 2012-E A1†	1.288%	#	10/16/2023		32	32,283
SLM Private Education Loan Trust 2013-B A1†	1.188%	#	7/15/2022		408	408,283
SLM Student Loan Trust 2011-1 A1	1.112%	#	3/25/2026		167	167,071
Stone Tower CLO VI Ltd. 2007-6A A2B†	1.20%	#	4/17/2021		15	15,257
Taco Bell Funding LLC 2016-1A A2I†	3.832%		5/25/2046		423	427,244
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026		1,250	1,251,469
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	1.212%	#	1/20/2022		1,550	1,553,775
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022		135	134,334
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026		205	204,374
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026		479	477,439
Total						48,133,456
Total Asset-Backed Securities (cost $155,857,003)						156,351,034

				Shares (000)
COMMON STOCKS 0.01%

Oil
OGX Petroleo e Gas SA ADR					4	2,163
Templar Energy LLC Class A Units					10	69,602
Total						71,765
Total Common Stocks (cost $108,482)						71,765

	Interest Rate		Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 0.04%

Oil 0.01%
Chesapeake Energy Corp.	2.50%		5/15/2037		$60	60,450
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016	BRL	2	3,853
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016	BRL	3	5,080
Total						69,383

See Notes to Financial Statements.	175

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail 0.03%
Restoration Hardware Holdings, Inc.†	Zero Coupon	6/15/2019	$344	$303,580
Total Convertible Bonds (cost $359,277)				372,963

CORPORATE BONDS 42.38%

Advertising 0.03%
Interpublic Group of Cos., Inc. (The)	2.25%	11/15/2017	250	251,404

Aerospace/Defense 0.06%
Harris Corp.	1.999%	4/27/2018	265	265,575
Litton Industries, Inc.	6.75%	4/15/2018	200	213,456
Total				479,031

Air Transportation 0.01%
Continental Airlines 2012-1 Class B Pass Through Trust	6.25%	4/11/2020	70	74,818

Auto Parts: Original Equipment 0.15%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018	353	320,347
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021	500	523,750
Titan International, Inc.	6.875%	10/1/2020	450	438,750
Total				1,282,847

Automotive 2.23%
Ford Motor Credit Co. LLC	2.24%	6/15/2018	500	501,059
Ford Motor Credit Co. LLC	3.157%	8/4/2020	1,663	1,671,192
Ford Motor Credit Co. LLC	6.625%	8/15/2017	2,250	2,328,167
Ford Motor Credit Co. LLC	8.125%	1/15/2020	2,271	2,624,933
General Motors Co.	3.50%	10/2/2018	1,139	1,159,785
General Motors Financial Co., Inc.	2.40%	5/9/2019	1,008	999,218
General Motors Financial Co., Inc.	3.10%	1/15/2019	1,549	1,563,393
General Motors Financial Co., Inc.	3.15%	1/15/2020	380	382,040
General Motors Financial Co., Inc.	3.20%	7/13/2020	425	425,020
General Motors Financial Co., Inc.	3.25%	5/15/2018	200	202,054
General Motors Financial Co., Inc.	4.20%	3/1/2021	1,200	1,234,723
Hyundai Capital America†	2.00%	3/19/2018	1,888	1,888,268
Hyundai Capital America†	2.40%	10/30/2018	700	703,266
Volkswagen Group of America Finance LLC†	1.25%	5/23/2017	644	642,729
Volkswagen Group of America Finance LLC†	1.60%	11/20/2017	1,062	1,059,637
Volkswagen Group of America Finance LLC†	2.45%	11/20/2019	340	339,966

176	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Volkswagen International Finance NV (Netherlands)†(c)	1.60%	11/20/2017	$1,422	$1,417,578
Total				19,143,028

Banks: Regional 8.13%
ABN AMRO Bank NV (Netherlands)†(c)	1.80%	6/4/2018	1,079	1,078,800
ABN AMRO Bank NV (Netherlands)†(c)	1.80%	9/20/2019	800	790,278
Akbank TAS (Turkey)†(c)	3.875%	10/24/2017	150	150,663
Associated Banc-Corp.	2.75%	11/15/2019	207	207,791
Banco de Credito del Peru (Panama)†(c)	2.25%	10/25/2019	200	198,500
Banco de Credito del Peru (Peru)†(c)	2.75%	1/9/2018	107	107,535
Banco do Brasil SA	3.875%	1/23/2017	200	200,674
Bank of America Corp.	2.151%	11/9/2020	255	252,080
Bank of America Corp.	5.42%	3/15/2017	1,379	1,393,995
Bank of America Corp.	5.49%	3/15/2019	3,274	3,483,870
Bank of America Corp.	5.625%	7/1/2020	515	567,854
Bank of America Corp.	5.65%	5/1/2018	1,245	1,308,267
Bank of America Corp.	5.70%	5/2/2017	990	1,007,085
Bank of America Corp.	7.625%	6/1/2019	2,640	2,974,314
Bank of America NA	5.30%	3/15/2017	1,558	1,575,261
Barclays Bank plc (United Kingdom)†(c)	10.179%	6/12/2021	653	807,963
Capital One Financial Corp.	5.25%	2/21/2017	125	126,047
Capital One Financial Corp.	6.75%	9/15/2017	715	743,502
Citigroup, Inc.	1.80%	2/5/2018	525	524,980
Citigroup, Inc.	2.05%	12/7/2018	272	272,243
Citigroup, Inc.	2.65%	10/26/2020	1,875	1,883,891
Citigroup, Inc.	8.50%	5/22/2019	272	312,044
Commonwealth Bank of Australia (Australia)†(c)	1.375%	9/6/2018	1,318	1,308,907
Compass Bank	2.75%	9/29/2019	1,000	993,874
Compass Bank	6.40%	10/1/2017	797	823,431
Credit Suisse AG	1.70%	4/27/2018	2,000	1,994,350
Credit Suisse Group Funding Guernsey Ltd. (Guernsey)(c)	3.125%	12/10/2020	1,692	1,673,914
Discover Bank	2.60%	11/13/2018	1,610	1,626,330
Discover Bank	8.70%	11/18/2019	796	914,337
Goldman Sachs Group, Inc. (The)	5.375%	3/15/2020	1,643	1,786,682
Goldman Sachs Group, Inc. (The)	5.75%	1/24/2022	583	659,156
Goldman Sachs Group, Inc. (The)	6.00%	6/15/2020	739	823,282
Goldman Sachs Group, Inc. (The)	6.15%	4/1/2018	201	212,080
Goldman Sachs Group, Inc. (The)	7.50%	2/15/2019	98	109,183

See Notes to Financial Statements.	177

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
HBOS plc (United Kingdom)(c)	1.535%	#	9/6/2017	$390	$389,602
HBOS plc (United Kingdom)†(c)	6.75%		5/21/2018	6,452	6,842,888
Huntington Bancshares, Inc.	2.60%		8/2/2018	321	324,220
Huntington Bancshares, Inc.	7.00%		12/15/2020	462	529,513
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	500	501,019
Intesa Sanpaolo SpA (Italy)(c)	2.375%		1/13/2017	1,931	1,932,392
Intesa Sanpaolo SpA (Italy)(c)	3.875%		1/16/2018	800	812,488
Itau Unibanco Holding SA†	2.85%		5/26/2018	700	702,800
JPMorgan Chase & Co.	2.295%		8/15/2021	778	764,447
Lloyds Bank plc (United Kingdom)(c)	9.875%	#	12/16/2021	275	277,346
Macquarie Bank Ltd. (Australia)†(c)	1.516%	#	10/27/2017	1,350	1,353,035
Macquarie Bank Ltd. (Australia)†(c)	1.60%		10/27/2017	500	500,150
Macquarie Bank Ltd. (Australia)†(c)	5.00%		2/22/2017	155	156,270
Morgan Stanley	5.50%		7/24/2020	300	329,082
Morgan Stanley	5.625%		9/23/2019	1,750	1,903,071
Morgan Stanley	6.625%		4/1/2018	122	129,507
Morgan Stanley	7.30%		5/13/2019	1,152	1,287,344
National City Corp.	6.875%		5/15/2019	124	136,450
National Savings Bank (Sri Lanka)†(c)	8.875%		9/18/2018	200	212,750
Nordea Bank AB (Sweden)†(c)	1.625%		9/30/2019	700	692,865
Popular, Inc.	7.00%		7/1/2019	806	830,180
Regions Bank	2.25%		9/14/2018	335	336,218
Regions Bank	7.50%		5/15/2018	250	269,056
Royal Bank of Scotland NV (The) (Netherlands)(c)	4.65%		6/4/2018	539	549,711
Royal Bank of Scotland plc (The) (United Kingdom) (c)	9.50%	#	3/16/2022	2,483	2,535,444
Santander Bank NA	2.00%		1/12/2018	1,212	1,208,897
Santander Bank NA	8.75%		5/30/2018	250	270,274
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		8/5/2021	1,791	1,750,394
Santander UK plc (United Kingdom)(c)	1.65%		9/29/2017	250	250,239
Santander UK plc (United Kingdom)(c)	2.00%		8/24/2018	208	207,725
Santander UK plc (United Kingdom)(c)	2.50%		3/14/2019	1,581	1,589,430
Santander UK plc (United Kingdom)(c)	3.05%		8/23/2018	327	332,538
SVB Financial Group	5.375%		9/15/2020	70	75,583
Synovus Financial Corp.	7.875%		2/15/2019	500	551,875
Turkiye Halk Bankasi AS (Turkey)†(c)	4.75%		6/4/2019	1,200	1,176,360
Turkiye Halk Bankasi AS (Turkey)†(c)	4.875%		7/19/2017	300	301,976
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	3.75%		4/15/2018	300	296,158

178	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		4/24/2017	$500	$504,930
UBS AG	1.80%		3/26/2018	750	750,338
UBS AG (Jersey)(c)	7.25%	#	2/22/2022	525	530,139
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.65%		2/1/2022	975	948,338
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.95%		9/24/2020	931	934,311
Wells Fargo & Co.	2.55%		12/7/2020	120	120,300
Wells Fargo & Co.	2.60%		7/22/2020	430	432,352
Wilmington Trust Corp.	8.50%		4/2/2018	350	378,360
Total					69,801,528

Beverages 0.06%
Pernod Ricard SA (France)†(c)	2.95%		1/15/2017	500	501,163

Building Materials 0.28%
Cemex SAB de CV (Mexico)†(c)	5.63%	#	10/15/2018	200	207,600
Fortune Brands Home & Security, Inc.	3.00%		6/15/2020	346	349,849
Martin Marietta Materials, Inc.	1.938%	#	6/30/2017	1,000	1,001,951
Martin Marietta Materials, Inc.	6.60%		4/15/2018	426	451,224
Owens Corning	9.00%		6/15/2019	148	169,617
Standard Industries, Inc.†	5.125%		2/15/2021	139	145,255
Vulcan Materials Co.	7.50%		6/15/2021	70	83,125
Total					2,408,621

Business Services 0.43%
APX Group, Inc.	6.375%		12/1/2019	396	407,880
Chicago Parking Meters LLC†	5.489%		12/30/2020	200	208,583
ERAC USA Finance LLC†	6.375%		10/15/2017	50	52,053
HPHT Finance 15 Ltd.†	2.25%		3/17/2018	250	250,176
NES Rentals Holdings, Inc.†	7.875%		5/1/2018	515	512,425
Verisk Analytics, Inc.	4.875%		1/15/2019	41	43,105
Western Union Co. (The)	2.875%		12/10/2017	1,500	1,519,380
Western Union Co. (The)	3.35%		5/22/2019	625	637,602
Western Union Co. (The)	3.65%		8/22/2018	30	30,804
Total					3,662,008

Chemicals 0.83%
Albemarle Corp.	3.00%		12/1/2019	25	25,464
Blue Cube Spinco, Inc.	9.75%		10/15/2023	1,042	1,229,560
Celanese US Holdings LLC	5.875%		6/15/2021	700	783,503
Equate Petrochemical BV (Netherlands)†(c)	3.00%		3/3/2022	432	409,007

See Notes to Financial Statements.	179

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
LyondellBasell Industries NV	5.00%		4/15/2019	$218	$230,857
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%		12/1/2018	536	533,320
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%		1/15/2021	350	339,500
RPM International, Inc.	6.50%		2/15/2018	500	526,219
Westlake Chemical Corp.†	4.625%		2/15/2021	465	484,762
Westlake Chemical Corp.†	4.875%		5/15/2023	1,166	1,214,097
Yara International ASA (Norway)†(c)	7.875%		6/11/2019	1,225	1,377,399
Total					7,153,688

Computer Hardware 0.97%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	3.48%		6/1/2019	2,307	2,351,207
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	4.42%		6/15/2021	1,924	1,981,772
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	5.875%		6/15/2021	524	552,098
Hewlett Packard Enterprise Co.†	2.70%		10/5/2017	366	370,020
Hewlett Packard Enterprise Co.†	2.848%	#	10/5/2017	50	50,567
Hewlett Packard Enterprise Co.†	3.10%		10/5/2018	2,900	2,943,929
Leidos Holdings, Inc.	4.45%		12/1/2020	98	100,940
NetApp, Inc.	2.00%		12/15/2017	5	5,012
Total					8,355,545

Computer Software 0.71%
Activision Blizzard, Inc.†	6.125%		9/15/2023	1,145	1,251,443
Change Healthcare Holdings, Inc.	11.00%		12/31/2019	714	739,168
Dun & Bradstreet Corp. (The)	3.25%		12/1/2017	1,200	1,214,478
Fidelity National Information Services, Inc.	2.85%		10/15/2018	675	687,020
Fidelity National Information Services, Inc.	5.00%		3/15/2022	72	74,180
First Data Corp.†	6.75%		11/1/2020	1,655	1,720,831
Rackspace Hosting, Inc.†	6.50%		1/15/2024	352	402,600
Total					6,089,720

Construction/Homebuilding 0.21%
Brookfield Residential Properties, Inc. (Canada)†(c)	6.50%		12/15/2020	754	769,080
William Lyon Homes, Inc.	8.50%		11/15/2020	981	1,025,145
Total					1,794,225

Containers 0.18%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	1,325	1,364,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%		2/15/2021	173	179,120
Total					1,543,870

180	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified 0.06%
DH Services Luxembourg Sarl (Luxembourg)†(c)	7.75%	12/15/2020	$491	$511,156

Drugs 2.15%
Actavis Funding SCS (Luxembourg)(c)	2.35%	3/12/2018	1,525	1,534,621
Bayer US Finance LLC†	1.50%	10/6/2017	200	199,772
Bayer US Finance LLC†	2.375%	10/8/2019	800	803,221
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	911	911,829
Forest Laboratories LLC†	4.375%	2/1/2019	4,760	4,953,751
Mylan NV†	3.00%	12/15/2018	1,813	1,831,971
Mylan NV†	3.15%	6/15/2021	602	593,130
Mylan, Inc.	2.55%	3/28/2019	2,563	2,561,434
Mylan, Inc.	2.60%	6/24/2018	1,147	1,152,844
Nature’s Bounty Co. (The)†	7.625%	5/15/2021	792	783,090
Perrigo Co. plc (Ireland)(c)	2.30%	11/8/2018	1,000	1,001,554
Shire Acquisitions Investments Ireland DAC (Ireland)(c)	1.90%	9/23/2019	1,011	998,381
Zoetis, Inc.	1.875%	2/1/2018	1,125	1,123,615
Total				18,449,213

Electric: Power 2.01%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(c)	2.50%	1/12/2018	700	701,947
American Electric Power Co., Inc.	1.65%	12/15/2017	250	250,253
Dominion Resources, Inc.	2.962%	7/1/2019	519	526,299
Dominion Resources, Inc.	4.104%	4/1/2021	1,978	2,067,667
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	237	266,095
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	194	217,614
Entergy Corp.	4.70%	1/15/2017	1,391	1,392,344
Exelon Generation Co. LLC	2.95%	1/15/2020	850	861,748
Exelon Generation Co. LLC	5.20%	10/1/2019	673	723,416
Exelon Generation Co. LLC	6.20%	10/1/2017	500	518,839
Israel Electric Corp. Ltd. (Israel)†(c)	6.70%	2/10/2017	1,000	1,007,710
Jersey Central Power & Light Co.	7.35%	2/1/2019	350	384,965
Metropolitan Edison Co.	7.70%	1/15/2019	300	331,693
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	1,300	1,316,265
Pennsylvania Electric Co.	5.20%	4/1/2020	319	339,261
Pennsylvania Electric Co.	6.05%	9/1/2017	200	206,161
Pepco Holdings LLC	6.125%	6/1/2017	200	203,465
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%	12/15/2017	525	542,056

See Notes to Financial Statements.	181

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%	5/1/2021	$96	$103,912
Progress Energy, Inc.	7.05%	3/15/2019	100	111,064
PSEG Power LLC	5.125%	4/15/2020	45	48,497
Public Service Co. of New Mexico	7.95%	5/15/2018	1,885	2,043,770
Puget Energy, Inc.	6.00%	9/1/2021	509	573,834
TECO Finance, Inc.	5.15%	3/15/2020	136	146,296
TECO Finance, Inc.	6.572%	11/1/2017	207	216,048
Texas-New Mexico Power Co.†	9.50%	4/1/2019	386	445,831
TransAlta Corp. (Canada)(c)	1.90%	6/3/2017	1,737	1,734,294
Total				17,281,344

Electrical Equipment 0.57%
KLA-Tencor Corp.	2.375%	11/1/2017	1,248	1,255,638
KLA-Tencor Corp.	3.375%	11/1/2019	500	512,570
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.125%	6/1/2021	1,055	1,102,475
NXP BV/NXP Funding LLC (Netherlands)†(c)	5.75%	2/15/2021	222	230,602
NXP BV/NXP Funding LLC (Netherlands)†(c)	5.75%	3/15/2023	1,665	1,764,900
Total				4,866,185

Electronics 0.10%
Jabil Circuit, Inc.	8.25%	3/15/2018	525	566,265
Koninklijke Philips NV (Netherlands)(c)	5.75%	3/11/2018	300	314,694
Total				880,959

Entertainment 0.35%
CCM Merger, Inc.†	9.125%	5/1/2019	548	569,120
Churchill Downs, Inc.	5.375%	12/15/2021	22	22,880
Churchill Downs, Inc.†	5.375%	12/15/2021	383	398,320
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	464	487,780
Isle of Capri Casinos, Inc.	8.875%	6/15/2020	150	157,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	6.125%	8/15/2021	108	110,160
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	575	580,750
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	347	350,470
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	315	341,775
Total				3,018,755

182	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services 3.51%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)(c)	3.75%	5/15/2019	$176	$179,520
Air Lease Corp.	5.625%	4/1/2017	4,971	5,044,621
Bear Stearns Cos. LLC (The)	7.25%	2/1/2018	2,265	2,406,182
CIT Group, Inc.	3.875%	2/19/2019	48	48,960
CIT Group, Inc.	4.25%	8/15/2017	1,000	1,016,530
CIT Group, Inc.†	5.50%	2/15/2019	1,924	2,035,832
Discover Financial Services	6.45%	6/12/2017	308	315,544
E*TRADE Financial Corp.	4.625%	9/15/2023	97	98,602
E*TRADE Financial Corp.	5.375%	11/15/2022	1,234	1,308,049
International Lease Finance Corp.	5.875%	4/1/2019	2,306	2,461,655
International Lease Finance Corp.	6.25%	5/15/2019	665	717,402
International Lease Finance Corp.†	7.125%	9/1/2018	1,737	1,884,645
International Lease Finance Corp.	8.875%	9/1/2017	127	133,509
Jefferies Group LLC	8.50%	7/15/2019	2,591	2,948,778
Lazard Group LLC	4.25%	11/14/2020	334	350,579
Lazard Group LLC	6.85%	6/15/2017	179	184,060
Macquarie Group Ltd. (Australia)†(c)	6.00%	1/14/2020	1,073	1,166,297
Macquarie Group Ltd. (Australia)†(c)	7.625%	8/13/2019	116	130,504
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	662	680,205
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	840	883,050
Navient Corp.	4.875%	6/17/2019	1,065	1,096,950
Navient Corp.	5.50%	1/15/2019	1,072	1,109,091
Navient Corp.	8.00%	3/25/2020	444	488,955
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	1,450	1,506,188
NFP Corp.†	9.00%	7/15/2021	1,000	1,038,750
Raymond James Financial, Inc.	8.60%	8/15/2019	250	287,968
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	656	661,751
Total				30,184,177

Food 0.55%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%	3/15/2018	700	688,625
Bumble Bee Holdings, Inc.†	9.00%	12/15/2017	250	247,500
Grupo Bimbo SAB de CV (Mexico)†(c)	4.875%	6/30/2020	100	106,840
JBS USA LUX SA/JBS USA Finance, Inc.†	7.25%	6/1/2021	2,521	2,609,235
JBS USA LUX SA/JBS USA Finance, Inc.†	8.25%	2/1/2020	140	144,550
Minerva Luxembourg SA (Luxembourg)†(c)	12.25%	2/10/2022	200	217,000
Want Want China Finance Ltd. (China)†(c)	1.875%	5/14/2018	700	694,944
Total				4,708,694

See Notes to Financial Statements.	183

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Products 0.49%
Abbott Laboratories	2.35%	11/22/2019	$1,240	$1,241,897
Abbott Laboratories	2.90%	11/30/2021	1,034	1,030,730
Life Technologies Corp.	5.00%	1/15/2021	157	167,800
Life Technologies Corp.	6.00%	3/1/2020	725	794,179
Zimmer Biomet Holdings, Inc.	2.70%	4/1/2020	960	960,261
Total				4,194,867

Health Care Services 0.19%
Anthem, Inc.	2.25%	8/15/2019	1,500	1,498,126
Universal Health Services, Inc.†	3.75%	8/1/2019	141	142,939
Total				1,641,065

Household Equipment/Products 0.06%
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	500	509,375
Newell Brands, Inc.	6.25%	4/15/2018	45	47,613
Total				556,988

Insurance 0.78%
CNA Financial Corp.	5.875%	8/15/2020	600	664,583
Fidelity National Financial, Inc.	6.60%	5/15/2017	863	880,189
HUB International Ltd.†	9.25%	2/15/2021	683	706,905
Kemper Corp.	6.00%	5/15/2017	500	509,531
Lincoln National Corp.	7.00%	3/15/2018	500	532,599
Lincoln National Corp.	8.75%	7/1/2019	125	144,551
Protective Life Corp.	7.375%	10/15/2019	225	255,980
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	1,375	1,401,216
Willis North America, Inc.	6.20%	3/28/2017	1,625	1,648,556
Total				6,744,110

Leasing 0.54%
Aviation Capital Group Corp.†	4.625%	1/31/2018	918	943,906
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	50	50,191
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	50	50,662
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.05%	1/9/2020	1,125	1,135,944
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	522	527,854
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	1,500	1,528,691
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	417	421,007
Total				4,658,255

Leisure 0.03%
Carlson Wagonlit BV (Netherlands)†(c)	6.875%	6/15/2019	250	259,420

184	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Lodging 0.40%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021		$1,075	$1,174,437
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022		218	234,350
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021		708	731,044
Hyatt Hotels Corp.†	6.875%	8/15/2019		50	55,872
Starwood Hotels & Resorts Worldwide LLC	6.75%	5/15/2018		200	213,712
Station Casinos LLC	7.50%	3/1/2021		758	794,485
Wyndham Worldwide Corp.	2.50%	3/1/2018		250	251,805
Total					3,455,705

Machinery: Agricultural 0.40%
Imperial Brands Finance plc (United Kingdom)†(c)	2.05%	2/11/2018		1,260	1,262,504
Imperial Brands Finance plc (United Kingdom)†(c)	2.95%	7/21/2020		1,000	1,009,388
Viterra, Inc. (Canada)†(c)	5.95%	8/1/2020		1,144	1,213,635
Total					3,485,527

Machinery: Industrial/Specialty 0.09%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019		484	502,150
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021		282	288,345
Total					790,495

Manufacturing 0.14%
Crane Co.	2.75%	12/15/2018		150	152,024
Pentair Finance SA (Luxembourg)(c)	1.875%	9/15/2017		25	25,035
Pentair Finance SA (Luxembourg)(c)	2.90%	9/15/2018		1,000	1,011,350
Textron, Inc.	5.60%	12/1/2017		25	25,970
Total					1,214,379

Media 1.24%
Block Communications, Inc.†	7.25%	2/1/2020		170	173,825
Cox Communications, Inc.†	5.875%	12/1/2016		451	451,000
Cox Communications, Inc.†	6.25%	6/1/2018		106	111,802
Cox Communications, Inc.†	9.375%	1/15/2019		1,060	1,203,013
CSC Holdings LLC†	10.125%	1/15/2023		650	750,750
Discovery Communications LLC	5.625%	8/15/2019		70	76,005
DISH DBS Corp.	5.875%	7/15/2022		730	757,375
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022		200	207,750
NBCUniversal Enterprise, Inc.†	5.25%	–	(d)	800	841,000

See Notes to Financial Statements.	185

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Scripps Networks Interactive, Inc.	2.75%		11/15/2019	$500	$506,730
Sirius XM Radio, Inc.†	5.25%		8/15/2022	1,000	1,048,750
Sky plc (United Kingdom)†(c)	9.50%		11/15/2018	250	285,002
Thomson Reuters Corp.	1.65%		9/29/2017	75	75,107
Time Warner Cable LLC	8.25%		4/1/2019	1,760	1,987,485
Time Warner Cable LLC	8.75%		2/14/2019	431	488,336
Viacom, Inc.	2.75%		12/15/2019	400	403,131
Viacom, Inc.	5.625%		9/15/2019	348	376,905
Viacom, Inc.	6.125%		10/5/2017	45	46,615
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%		9/1/2020	803	832,109
Total					10,622,690

Metals & Minerals: Miscellaneous 1.19%
Alamos Gold, Inc. (Canada)†(c)	7.75%		4/1/2020	483	507,150
Barrick Gold Corp. (Canada)(c)	6.95%		4/1/2019	81	88,949
Barrick North America Finance LLC	4.40%		5/30/2021	1,000	1,063,190
Barrick PD Australia Finance Pty Ltd. (Australia)(c)	4.95%		1/15/2020	24	25,465
Coeur Mining, Inc.	7.875%		2/1/2021	432	450,360
Corp. Nacional del Cobre de Chile (Chile)†(c)	3.875%		11/3/2021	700	708,169
Corp. Nacional del Cobre de Chile (Chile)†(c)	7.50%		1/15/2019	100	109,916
Eldorado Gold Corp. (Canada)†(c)	6.125%		12/15/2020	682	690,525
Glencore Finance Canada Ltd. (Canada)†(c)	2.70%		10/25/2017	1,710	1,713,829
Glencore Finance Canada Ltd. (Canada)†(c)	3.60%		1/15/2017	500	500,649
Glencore Finance Canada Ltd. (Canada)†(c)	4.95%		11/15/2021	379	396,963
Glencore Funding LLC†	2.24%	#	1/15/2019	261	259,695
Goldcorp, Inc. (Canada)(c)	2.125%		3/15/2018	332	332,171
Goldcorp, Inc. (Canada)(c)	3.625%		6/9/2021	1,211	1,235,502
Hecla Mining Co.	6.875%		5/1/2021	243	248,771
New Gold, Inc. (Canada)†(c)	7.00%		4/15/2020	1,153	1,190,472
Teck Resources Ltd. (Canada)(c)	4.50%		1/15/2021	500	511,875
Teck Resources Ltd. (Canada)†(c)	8.00%		6/1/2021	199	219,079
Total					10,252,730

Natural Gas 0.06%
CenterPoint Energy Resources Corp.	4.50%		1/15/2021	273	286,609
CenterPoint Energy, Inc.	5.95%		2/1/2017	250	251,750
Total					538,359

186	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil 4.03%
Afren plc (United Kingdom)†(a)(c)	6.625%	12/9/2020	$195	$1,015
Afren plc (United Kingdom)†(a)(c)	10.25%	4/8/2019	195	1,015
Afren plc (United Kingdom)†(a)(c)	11.50%	2/1/2016	390	2,030
Anadarko Holding Co.	7.05%	5/15/2018	103	108,107
Anadarko Petroleum Corp.	6.95%	6/15/2019	1,170	1,291,896
Anadarko Petroleum Corp.	8.70%	3/15/2019	2,426	2,753,173
Bill Barrett Corp.	7.00%	10/15/2022	60	52,650
Canadian Natural Resources Ltd. (Canada)(c)	1.75%	1/15/2018	357	355,676
Canadian Natural Resources Ltd. (Canada)(c)	5.70%	5/15/2017	2,389	2,432,062
Canadian Natural Resources Ltd. (Canada)(c)	5.90%	2/1/2018	53	55,334
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	25	25,625
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	1,632	1,693,200
Cenovus Energy, Inc. (Canada)(c)	5.70%	10/15/2019	750	798,357
Cimarex Energy Co.	5.875%	5/1/2022	335	349,439
Clayton Williams Energy, Inc.	7.75%	4/1/2019	101	102,010
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%	5/9/2018	300	299,258
CNPC General Capital Ltd. (China)†(c)	2.75%	4/19/2017	200	200,734
Concho Resources, Inc.	6.50%	1/15/2022	784	815,360
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	441	459,742
Denbury Resources, Inc.	5.50%	5/1/2022	578	475,405
Devon Energy Corp.	4.00%	7/15/2021	30	30,790
Encana Corp. (Canada)(c)	6.50%	5/15/2019	2,341	2,517,980
Endeavor Energy Resources LP/EER Finance, Inc.†	7.00%	8/15/2021	835	860,050
Eni SpA (Italy)†(c)	4.15%	10/1/2020	400	415,630
EOG Resources, Inc.	5.625%	6/1/2019	165	178,468
MEG Energy Corp. (Canada)†(c)	6.50%	3/15/2021	478	432,590
Newfield Exploration Co.	5.75%	1/30/2022	1,100	1,144,000
Nexen Energy ULC (Canada)(c)	6.20%	7/30/2019	74	81,116
Noble Energy, Inc.	5.625%	5/1/2021	1,170	1,215,236
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	392	407,435
OGX Austria GmbH (Austria)†(a)(c)	8.50%	6/1/2018	225	4
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	1,005	1,069,069
PDC Energy, Inc.	7.75%	10/15/2022	710	752,600
Permian Resources LLC†	13.00%	11/30/2020	294	342,510
Petroleos Mexicanos (Mexico)†(c)	5.50%	2/4/2019	1,039	1,080,040
Petroleos Mexicanos (Mexico)(c)	5.75%	3/1/2018	1,600	1,661,600
Pioneer Natural Resources Co.	6.65%	3/15/2017	393	398,804
Pioneer Natural Resources Co.	6.875%	5/1/2018	457	486,437

See Notes to Financial Statements.	187

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Pioneer Natural Resources Co.	7.50%		1/15/2020	$129	$146,700
Precision Drilling Corp. (Canada)(c)	6.625%		11/15/2020	803	811,030
Range Resources Corp.†	5.75%		6/1/2021	1,006	1,021,090
Range Resources Corp.†	5.875%		7/1/2022	950	959,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	6.75%		9/30/2019	400	448,398
Sanchez Energy Corp.	6.125%		1/15/2023	456	401,280
Seven Generations Energy Ltd. (Canada)†(c)	6.875%		6/30/2023	202	213,615
Seven Generations Energy Ltd. (Canada)†(c)	8.25%		5/15/2020	831	888,131
Sinopec Group Overseas Development 2012 Ltd.†	2.75%		5/17/2017	200	200,954
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	500	505,220
Sinopec Group Overseas Development 2014 Ltd.†	1.656%	#	4/10/2017	700	700,173
SM Energy Co.	6.125%		11/15/2022	510	513,825
SM Energy Co.	6.50%		11/15/2021	556	563,645
SM Energy Co.	6.50%		1/1/2023	69	69,690
Suncor Energy, Inc. (Canada)(c)	6.10%		6/1/2018	281	297,692
Valero Energy Corp.	9.375%		3/15/2019	1,150	1,329,727
Western Refining, Inc.	6.25%		4/1/2021	218	227,418
Total					34,644,535

Oil: Crude Producers 3.52%
Buckeye Partners LP	2.65%		11/15/2018	950	956,809
Buckeye Partners LP	4.875%		2/1/2021	510	541,789
Buckeye Partners LP	6.05%		1/15/2018	425	443,265
Columbia Pipeline Group, Inc.	2.45%		6/1/2018	525	528,015
Columbia Pipeline Group, Inc.	3.30%		6/1/2020	1,035	1,050,384
DCP Midstream LLC†	9.75%		3/15/2019	950	1,064,000
Enbridge Energy Partners LP	4.375%		10/15/2020	625	653,695
Enbridge Energy Partners LP	6.50%		4/15/2018	100	105,579
Enbridge Energy Partners LP	9.875%		3/1/2019	296	337,242
Energy Transfer Partners LP	4.65%		6/1/2021	400	419,935
Energy Transfer Partners LP	9.00%		4/15/2019	1,425	1,624,799
Energy Transfer Partners LP	9.70%		3/15/2019	1,450	1,671,081
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%		6/1/2022	1,425	1,498,302
Enterprise Products Operating LLC	6.30%		9/15/2017	584	603,554
Florida Gas Transmission Co. LLC†	5.45%		7/15/2020	753	807,980
Florida Gas Transmission Co. LLC†	7.90%		5/15/2019	720	807,530

188	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.†	5.50%	5/15/2022	$366	$378,617
Holly Energy Partners LP/Holly Energy Finance Corp.	6.50%	3/1/2020	415	426,994
Kinder Morgan Energy Partners LP	5.30%	9/15/2020	1,350	1,447,176
Kinder Morgan Energy Partners LP	5.95%	2/15/2018	216	225,165
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	310	341,386
Kinder Morgan Energy Partners LP	6.85%	2/15/2020	175	195,040
Kinder Morgan, Inc.	7.25%	6/1/2018	300	321,377
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	947	987,247
MPLX LP	5.50%	2/15/2023	1,175	1,218,786
ONEOK Partners LP	2.00%	10/1/2017	461	462,114
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	1,200	1,271,854
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023	1,628	1,683,422
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	1,514	1,561,889
Rockies Express Pipeline LLC†	6.00%	1/15/2019	185	193,325
Rockies Express Pipeline LLC†	6.85%	7/15/2018	175	184,625
Sabine Pass Liquefaction LLC	5.625%	2/1/2021	690	734,850
Spectra Energy Capital LLC	6.20%	4/15/2018	28	29,365
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	1,350	1,413,281
TransCanada PipeLines Ltd. (Canada)(c)	1.875%	1/12/2018	71	71,019
TransCanada PipeLines Ltd. (Canada)(c)	6.50%	8/15/2018	18	19,348
TransCanada PipeLines Ltd. (Canada)(c)	7.125%	1/15/2019	277	303,559
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	1,033	1,046,414
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	2,555	2,623,735
Total				30,254,547

Oil: Integrated Domestic 0.64%
Cameron International Corp.	1.40%	6/15/2017	140	139,856
Halliburton Co.	6.15%	9/15/2019	1,097	1,209,973
National Oilwell Varco, Inc.	1.35%	12/1/2017	1,003	999,674
SESI LLC	6.375%	5/1/2019	860	853,550
Trinidad Drilling Ltd. (Canada)†(c)	7.875%	1/15/2019	323	319,770
Weatherford International Ltd.	7.75%	6/15/2021	277	271,806
Weatherford International Ltd.	9.625%	3/1/2019	1,573	1,668,953
Total				5,463,582

Paper & Forest Products 0.00%
International Paper Co.	9.375%	5/15/2019	19	22,134

See Notes to Financial Statements.	189

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 2.38%
American Tower Corp.	7.25%	5/15/2019	$2,137	$2,357,590
Brandywine Operating Partnership LP	4.95%	4/15/2018	1,108	1,149,603
Brandywine Operating Partnership LP	5.70%	5/1/2017	100	101,598
DDR Corp.	7.50%	4/1/2017	324	330,038
DDR Corp.	7.50%	7/15/2018	481	521,538
DDR Corp.	7.875%	9/1/2020	86	100,460
Digital Realty Trust LP	3.40%	10/1/2020	210	215,040
Digital Realty Trust LP	5.875%	2/1/2020	2,294	2,505,688
DuPont Fabros Technology LP	5.875%	9/15/2021	500	522,187
EPR Properties	7.75%	7/15/2020	1,231	1,401,670
First Industrial LP	7.50%	12/1/2017	250	263,123
HCP, Inc.	2.625%	2/1/2020	187	187,239
HCP, Inc.	3.75%	2/1/2019	1,103	1,134,164
HCP, Inc.	5.375%	2/1/2021	1,115	1,222,261
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	200	221,043
Kilroy Realty LP	4.80%	7/15/2018	874	907,679
Kilroy Realty LP	6.625%	6/1/2020	1,470	1,649,186
MPT Operating Partnership LP/MPT Finance Corp.	6.375%	2/15/2022	978	1,004,895
SL Green Realty Corp.	7.75%	3/15/2020	850	964,800
VEREIT Operating Partnership LP	3.00%	2/6/2019	2,265	2,265,679
VEREIT Operating Partnership LP	4.125%	6/1/2021	200	206,000
Welltower, Inc.	4.125%	4/1/2019	103	107,040
Weyerhaeuser Co.	4.70%	3/15/2021	1,042	1,106,650
Weyerhaeuser Co.	7.375%	10/1/2019	68	76,842
Total				20,522,013

Retail 0.10%
Jo-Ann Stores LLC†	8.125%	3/15/2019	142	141,290
Marks & Spencer plc (United Kingdom)†(c)	6.25%	12/1/2017	200	208,004
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	600	474,000
Total				823,294

Savings & Loan 0.03%
Astoria Financial Corp.	5.00%	6/19/2017	268	272,014

Steel 0.09%
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC (Australia)†(c)	6.50%	5/15/2021	344	362,920
GTL Trade Finance, Inc.†	7.25%	10/20/2017	250	260,000
Nucor Corp.	5.75%	12/1/2017	95	98,723

190	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Steel (continued)
Nucor Corp.	5.85%		6/1/2018	$27	$28,616
Total					750,259

Technology 0.56%
Alibaba Group Holding Ltd. (China)(c)	2.50%		11/28/2019	1,450	1,460,702
Baidu, Inc. (China)(c)	2.25%		11/28/2017	200	200,858
Baidu, Inc. (China)(c)	2.75%		6/9/2019	200	202,958
Baidu, Inc. (China)(c)	3.25%		8/6/2018	700	714,040
eBay, Inc.	1.366%	#	8/1/2019	640	636,009
Expedia, Inc.	7.456%		8/15/2018	716	779,301
Symantec Corp.	2.75%		6/15/2017	25	25,107
Tencent Holdings Ltd. (China)†(c)	3.375%		5/2/2019	750	769,723
Total					4,788,698

Telecommunications 1.63%
AT&T, Inc.	5.50%		2/1/2018	3,117	3,245,670
BellSouth LLC†	4.40%		4/26/2017	2,500	2,528,417
British Telecommunications plc (United Kingdom)(c)	5.95%		1/15/2018	500	523,031
Digicel Group Ltd. (Jamaica)†(c)	8.25%		9/30/2020	1,000	842,500
FairPoint Communications, Inc.†	8.75%		8/15/2019	95	98,206
Frontier Communications Corp.	8.875%		9/15/2020	1,742	1,824,745
Frontier Communications Corp.	9.25%		7/1/2021	280	288,050
GTH Finance BV (Netherlands)†(c)	6.25%		4/26/2020	200	208,110
Nortel Networks Ltd. (Canada)(a)(c)	10.75%		7/15/2016	950	947,625
Sprint Communications, Inc.†	9.00%		11/15/2018	192	211,440
T-Mobile USA, Inc.	6.464%		4/28/2019	905	920,838
T-Mobile USA, Inc.	6.542%		4/28/2020	775	800,914
T-Mobile USA, Inc.	6.625%		11/15/2020	609	623,464
Windstream Services LLC	7.75%		10/1/2021	932	932,000
Total					13,995,010

Textiles Products 0.03%
Springs Industries, Inc.	6.25%		6/1/2021	252	260,114

Toys 0.00%
Mattel, Inc.	1.70%		3/15/2018	16	15,985

Transportation: Miscellaneous 0.10%
Florida East Coast Holdings Corp.†	6.75%		5/1/2019	850	879,750

See Notes to Financial Statements.	191

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Wholesale 0.08%
Ingram Micro, Inc.	5.25%		9/1/2017		$559	$571,598
Rexel SA (France)†(c)	5.25%		6/15/2020		132	136,702
Total						708,300
Total Corporate Bonds (cost $364,236,378)						364,256,804

FLOATING RATE LOANS(e) 4.92%

Auto Parts: Original Equipment 0.07%
Allison Transmission, Inc. Term Loan B3	3.25%		9/23/2022		181	183,364
MPG Holdco I, Inc. 2015 Tranche B1 Term Loan	3.75%		3/21/2019		417	417,838
Total						601,202

Beverages 0.04%
Molson Coors Brewing Co. Term Loan A	–	(f)	12/14/2018		320	319,200

Business Services 0.04%
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%		6/9/2021		374	366,758

Chemicals 0.17%
Celanese U.S. Holdings LLC Term Loan A	2.236%		7/15/2021		426	427,065
INEOS US Finance LLC Cash Dollar Term Loan	3.75%		5/4/2018		1,020	1,022,777
Total						1,449,842

Computer Software 0.09%
Activision Blizzard, Inc. Term Loan	1.856%		8/23/2021		484	483,588
First Data Corp. 2022 Dollar Term Loan	4.334%		7/8/2022		314	316,243
Total						799,831

Containers 0.27%
Ball Corp. USD Term Loan A	2.356%		6/30/2021		650	649,594
Ball UK Aquisition Ltd. EUR Term Loan A	1.75%		6/30/2021	EUR	151	160,771
Owens llinois, Inc. Term Loan A	2.282% - 2.88%		4/22/2020		$494	491,394
WestRock Co. Closing Date Term Loan	1.735%		7/1/2020		1,000	1,000,630
Total						2,302,389

Electrical Equipment 0.42%
Avago Technologies Cayman Ltd. Term Loan A	2.288%		2/1/2021		1,618	1,616,726
Avago Technologies Cayman Ltd. Term Loan B3	3.538%		2/1/2023		1,316	1,330,425
MKS Instruments, Inc. Tranche B2 Term Loan	4.25%		5/1/2023		40	40,578
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%		10/14/2021		585	588,921
Total						3,576,650

192	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.21%
Thermo Fisher Scientific Inc. Term Loan A	1.961%		7/1/2019	$1,852	$1,852,073

Entertainment 0.13%
Kasima LLC Term Loan	3.25% - 3.34%		5/17/2021	1,130	1,136,841

Food 0.16%
Amplify Snack Brands, Inc. Term Loan	6.50%		9/2/2023	484	475,530
Dole Food Co., Inc. Tranche B Term Loan	4.50% - 6.00%		11/1/2018	591	593,666
Supervalu, Inc. Term Loan	5.50%		3/21/2019	332	333,519
Total					1,402,715

Gaming 0.16%
Seminole Tribe of Florida Initial Term Loan	3.088%		4/29/2020	1,405	1,410,906

Health Care Products 0.31%
Medtronic, Inc. Term Loan	1.467%		1/26/2018	1,500	1,493,437
Zimmer biomet Holdings, Inc. Term Loan A	1.856%		9/30/2019	475	465,500
Zimmer Holdings, Inc. Term Loan	1.909% - 1.912%		6/24/2020	702	699,368
Total					2,658,305

Health Care Services 0.23%
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	2.137%		10/30/2019	1,548	1,545,052
Laboratory Corp. of America Holdings Term Loan	1.856%		2/19/2020	396	396,328
Total					1,941,380

Household Equipment/Products 0.40%
Dell International LLC Term Loan A1	2.61%		12/31/2018	1,550	1,549,644
Dell International LLC Term Loan A2	2.86%		9/7/2021	1,888	1,868,327
Total					3,417,971

Lodging 0.41%
Las Vegas Sands LLC Term Loan B	3.25%		12/19/2020	3,486	3,513,270

Machinery: Industrial/Specialty 0.07%
Flowserve Corp. 2012 Term Loan	–	(f)	10/14/2020	600	597,000

Manufacturing 0.22%
Tyco International Holding sarl Term Loan (Luxembourg)(c)	2.214%		3/2/2020	1,900	1,891,687

See Notes to Financial Statements.	193

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media 0.38%
AMC Networks, Inc. Term Loan A	2.035%		12/16/2019	$1,813	$1,806,688
Charter Communications Operating LLC Term Loan E	3.00%		7/1/2020	1,479	1,485,119
Total					3,291,807

Miscellaneous 0.16%
Harris Corp. 3 Year Tranche Term Loan	2.11%		5/29/2018	830	830,150
Harris Corp. 5 Year Tranche Term Loan	2.11%		5/29/2020	533	532,981
Total					1,363,131

Oil 0.07%
Noble Energy, Inc. Initial Term Loan	1.706%		1/6/2019	589	586,339

Oil: Crude Producers 0.04%
Buckeye Partners LP Delayed Draw Term Loan	–	(f)	9/30/2019	317	315,415

Real Estate 0.20%
American Tower Corp. Term Loan	1.79%		1/29/2021	1,266	1,259,670
Crown Castle International Corp. Term Loan	1.985%		1/21/2021	497	492,821
Total					1,752,491

Retail 0.37%
BJ’s Wholesale Club, Inc. 2013 1st Lien Replacement Loan	4.50%		9/26/2019	834	836,402
J. Crew Group, Inc. Initial Term Loan	4.00%		3/5/2021	1,160	754,124
KFC Holding Co. Term Loan B	3.486%		6/16/2023	150	151,335
PVH Corp. Tranche A Term Loan	2.05%		5/19/2021	935	935,542
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021	500	503,438
Total					3,180,841

Technology 0.03%
Zayo Group LLC 2021 Term Loan	3.75%		5/6/2021	250	251,233

Telecommunications 0.27%
AT&T, Inc. Tranche A Advance Term Loan	1.839%		3/2/2018	91	90,916
Verizon Communications Inc. 5 year Term Loan	1.818%		7/31/2019	2,225	2,224,533
Total					2,315,449
Total Floating Rate Loans (cost $42,298,755)					42,294,726

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.07%

Dominican Republic 0.00%
Dominican Republic†	9.04%		1/23/2018	39	40,859

194	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Qatar 0.07%
State of Qatar†	5.25%		1/20/2020	$516	$561,182
Total Foreign Government Obligations (cost $601,802)					602,041

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.32%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.69%	#	10/25/2030	508	527,450
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.302%	#	9/25/2044	135	137,429
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.169%	#	11/25/2044	300	309,767
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	1,997	2,058,049
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.883%	#	2/25/2045	500	497,735
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.952%	#	6/25/2047	200	205,820
Federal Home Loan Mortgage Corp. 2013-K502 C†	3.077%	#	3/25/2045	323	323,608
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.48%	#	5/25/2045	300	305,764
Federal Home Loan Mortgage Corp. Q001 XA IO	2.338%	#	2/25/2032	1,455	241,050
Government National Mortgage Assoc. 2013-162 A	2.75%	#	9/16/2046	121	121,079
Government National Mortgage Assoc. 2013-171 IO	0.943%	#	6/16/2054	7,516	538,325
Government National Mortgage Assoc. 2013-193 IO	1.005%	#	1/16/2055	2,829	203,330
Government National Mortgage Assoc. 2014-112 A	3.00%	#	1/16/2048	407	413,809
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	601	602,828
Government National Mortgage Assoc. 2014-15 IO	0.94%	#	8/16/2054	8,573	538,841
Government National Mortgage Assoc. 2014-64 IO	1.256%	#	12/16/2054	47,199	3,679,975
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	29	28,595
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	225	225,185
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	423	427,987
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $12,386,070)					11,386,626

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.08%
Federal Home Loan Bank	1.125%		4/25/2018	3,010	3,013,714
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018	1,118	1,114,494
Federal Home Loan Mortgage Corp.	2.654%	#	2/1/2038	428	454,675
Federal Home Loan Mortgage Corp.	2.824%	#	5/1/2036	117	123,309
Federal Home Loan Mortgage Corp.	2.858%	#	10/1/2038	95	100,466
Federal Home Loan Mortgage Corp.	2.906%	#	4/1/2037	134	140,753
Federal Home Loan Mortgage Corp.	2.994%	#	12/1/2036	333	352,477
Federal Home Loan Mortgage Corp.	3.09%	#	9/1/2036	302	319,440
Federal Home Loan Mortgage Corp.	3.106%	#	11/1/2043	1,957	2,014,793
Federal Home Loan Mortgage Corp.	3.206%	#	2/1/2037	274	290,600
Federal National Mortgage Assoc.	2.496%	#	6/1/2038	661	691,123
Federal National Mortgage Assoc.	2.58%		11/1/2018	482	490,699
Federal National Mortgage Assoc.	2.664%	#	3/1/2039	217	226,924

See Notes to Financial Statements.	195

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Federal National Mortgage Assoc.	2.678%	#	1/1/2038	$265	$279,609
Federal National Mortgage Assoc.	2.71%	#	12/1/2045	427	435,571
Federal National Mortgage Assoc.	2.73%	#	3/1/2038	116	123,234
Federal National Mortgage Assoc.	2.736%	#	12/1/2045	1,694	1,730,195
Federal National Mortgage Assoc.	2.74%	#	10/1/2035	466	493,514
Federal National Mortgage Assoc.	2.759%	#	8/1/2037	26	27,185
Federal National Mortgage Assoc.	2.767%	#	8/1/2038	130	137,394
Federal National Mortgage Assoc.	2.844%	#	10/1/2045	478	488,832
Federal National Mortgage Assoc.	2.865%	#	9/1/2038	241	253,869
Federal National Mortgage Assoc.	3.004%	#	12/1/2038	129	137,266
Federal National Mortgage Assoc.	3.142%	#	3/1/2042	3,056	3,182,590
Federal National Mortgage Assoc.	3.347%	#	12/1/2040	261	274,103
Federal National Mortgage Assoc.	3.43%	#	12/1/2040	488	514,096
Federal National Mortgage Assoc.	3.49%	#	10/1/2040	185	195,411
Federal National Mortgage Assoc.	3.815%	#	4/1/2040	238	251,841
Total Government Sponsored Enterprises Pass-Throughs (cost $17,952,863)					17,858,177

MUNICIPAL BONDS 0.49%

Miscellaneous
IL State GO	2.77%		4/1/2018	350	350,350
IL State GO	4.35%		6/1/2018	484	492,673
IL State GO	4.833%		2/1/2017	100	100,666
IL State GO	5.365%		3/1/2017	200	202,304
IL State GO	6.20%		7/1/2021	500	532,030
Illinois	3.90%		1/1/2018	100	101,385
Illinois	5.665%		3/1/2018	650	676,592
Illinois	5.877%		3/1/2019	300	319,386
New Jersey Econ Dev Auth	2.421%		6/15/2018	500	501,295
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	100	94,278
New Jersey Transp Tr Fnd Auth	1.087%		12/15/2016	500	500,010
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2018	300	315,042
Total Municipal Bonds (cost $4,180,671)					4,186,011

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 18.58%
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	739	769,499
Aventura Mall Trust 2013-AVM A†	3.743%	#	12/5/2032	1,200	1,267,211
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	350	350,354
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	620	624,028

196	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BAMLL-DB Trust 2012-OSI A1†	2.343%		4/13/2029	$98	$97,845
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	527	529,415
Banc of America Commercial Mortgage Trust 2007-2 AM	5.81%	#	4/10/2049	2,500	2,515,070
Banc of America Commercial Mortgage Trust 2007-3 AM	5.732%	#	6/10/2049	500	507,335
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	700	707,594
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.796%	#	6/24/2050	1,000	1,015,320
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	379	378,789
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.166%	#	2/15/2051	230	229,967
Bancorp Commercial Mortgage Trust 2016-CRE1 A†(g)	1.968%	#	11/15/2033	200	200,250
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	2,474	2,455,951
BB-UBS Trust 2012-TFT B†	3.584%	#	6/5/2030	1,624	1,606,810
BB-UBS Trust 2012-TFT C†	3.584%	#	6/5/2030	3,000	2,918,973
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	260	269,681
BBCMS Trust 2013-TYSN E†	3.708%		9/5/2032	2,480	2,509,822
BBCMS Trust 2015-STP XB IO†	0.286%	#	9/10/2028	88,000	690,800
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	487	472,502
BBCMS Trust 2015-VFM X IO†	0.601%	#	3/12/2036	91,721	2,439,330
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%	#	11/11/2041	595	622,174
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.855%	#	11/11/2041	595	621,276
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.901%	#	6/11/2040	2,000	2,034,446
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	150	160,733
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#	3/10/2033	47,800	1,474,816
CD Commercial Mortgage Trust 2007-CD4 WFC3†	5.883%	#	12/11/2049	2,503	2,512,788
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.933%	#	12/15/2047	204	229,998
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.934%	#	5/10/2058	1,041	122,391
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.223%	#	11/10/2049	2,871	253,507
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.488%	#	6/15/2031	364	363,692
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	488	491,425
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	366	368,624
CGBAM Commercial Mortgage Trust 2015-SMRT F†	3.912%	#	4/10/2028	170	160,931
CGGS Commercial Mortgage Trust 2016-RNDA DFX†	4.387%		2/10/2033	105	106,774
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%	#	3/25/2049	241	226,813

See Notes to Financial Statements.	197

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	$316	$317,673
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	500	497,570
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.319%	#	7/10/2047	3,452	59,433
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.587%	#	6/10/2048	6,148	177,807
Citigroup Commercial Mortgage Trust 2015-SSHP C†	2.638%	#	9/15/2027	2,673	2,626,935
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.674%	#	7/25/2036	401	385,921
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%	#	4/15/2047	220	221,112
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%	#	4/15/2047	2,040	2,053,570
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%	#	3/10/2039	750	796,932
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.168%	#	7/10/2046	100	109,658
Commercial Mortgage Pass-Through Certificates 2012-CR1 D†	5.53%	#	5/15/2045	3,000	3,029,234
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	617	643,726
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	2.059%	#	10/15/2045	5,642	402,356
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	646	637,140
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	56	56,406
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.546%	#	3/10/2046	10,765	599,636
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.785%	#	6/10/2046	19,095	471,876
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	250	250,790
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	469	463,186
Commercial Mortgage Pass-Through Certificates 2013-THL D†	3.186%	#	6/8/2030	2,528	2,526,459
Commercial Mortgage Pass-Through Certificates 2013-THL E†	4.286%	#	6/8/2030	1,100	1,100,602

198	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	$280	$278,811
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.425%	#	8/10/2047	3,559	212,595
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.488%	#	7/13/2031	935	937,172
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	2.688%	#	10/15/2031	645	640,492
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807%	#	5/10/2048	1,300	1,229,768
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.577%	#	8/10/2029	3,000	2,932,763
Commercial Mortgage Pass-Through Certificates 2016-GCT E†	3.577%	#	8/10/2029	3,000	2,821,284
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	101,318	2,867,411
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.259%	#	10/15/2034	1,569	1,575,072
Commercial Mortgage Pass-Through Certificates 2016-SAVA B†	2.839%	#	10/15/2034	1,010	1,014,315
Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO†	2.173%	#	10/15/2034	8,597	344,897
Commercial Mortgage Trust 2006-GG7 AM	5.951%	#	7/10/2038	1,071	1,070,081
Commericial Mortgage Trust 2016-CD1 XA IO	1.581%	#	8/10/2049	3,516	353,687
Core Industrial Trust 2015-CALW C†	3.555%		2/10/2034	812	831,353
Cosmopolitan Hotel Trust 2016-CSMO B†	2.636%	#	11/15/2033	344	345,396
Cosmopolitan Hotel Trust 2016-CSMO E†	5.186%	#	11/15/2033	469	473,931
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.266%	#	2/15/2041	859	882,206
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	75	76,571
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%		5/15/2023	537	573,111
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	1,260	1,361,158
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.936%	#	9/15/2039	225	227,653
Credit Suisse Mortgage Capital Certificates 2014-TIKI B†	1.888%	#	9/15/2038	232	227,692
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	2.338%	#	9/15/2038	653	639,481

See Notes to Financial Statements.	199

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.697%	#	9/15/2037	$40,000	$1,609,800
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	1.858%	#	4/15/2029	950	951,665
Credit Suisse Mortgage Capital Certificates 2015-DEAL B†	2.388%	#	4/15/2029	683	683,826
Credit Suisse Mortgage Capital Certificates 2015-GLPB A†	3.639%		11/15/2034	2,965	3,118,804
Credit Suisse Mortgage Capital Certificates 2016-MFF B†	3.038%	#	11/15/2033	578	578,574
Credit Suisse Mortgage Capital Certificates 2016-MFF C†	4.038%	#	11/15/2033	657	657,650
Csail Commercial Mortgage Trust 2015-C2 XB IO†	0.144%	#	6/15/2057	82,732	336,719
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.116%	#	11/15/2049	4,894	365,958
DBJPM Mortgage Trust 2016-C3 XA IO	1.663%	#	9/10/2049	9,984	1,105,578
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	372	384,491
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#	7/10/2044	175	188,508
DBUBS Mortgage Trust 2011-LC2A D†	5.727%	#	7/10/2044	400	412,629
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	520	526,812
DBWF Mortgage Trust 2015-LCM XA IO†	0.421%	#	6/10/2034	1,040	22,380
EQTY Mortgage Trust 2014-INNS C†	2.136%	#	5/8/2031	100	98,845
EQTY Mortgage Trust 2014-INNS D†	2.886%	#	5/8/2031	1,518	1,499,221
GAHR Commercial Mortgage Trust 2015-NRF CFX†	3.495%	#	12/15/2034	100	101,004
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2034	650	649,007
GRACE Mortgage Trust 2014-GRCE E†	3.71%	#	6/10/2028	142	143,527
Great Wolf Trust 2015-WOLF A†	1.985%	#	5/15/2034	626	628,948
Great Wolf Trust 2015-WOLF C†	3.035%	#	5/15/2034	230	230,615
Great Wolf Trust 2015-WOLF E†	4.985%	#	5/15/2034	257	255,909
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#	12/10/2027	600	600,705
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	1,335	1,406,397
GS Mortgage Securities Corp. Trust 2012-ALOH C†	4.267%	#	4/10/2034	115	120,375
GS Mortgage Securities Corp. Trust 2012-SHOP B†	3.311%		6/5/2031	1,613	1,624,709
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	1,000	1,012,093
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	300	303,638
GS Mortgage Securities Corp. Trust 2013-NYC5 D†	3.479%		1/10/2030	221	224,586
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	112	112,088
GS Mortgage Securities Trust 2010-C1 D†	6.21%	#	8/10/2043	100	101,803
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	117	120,781
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	153	164,407

200	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2012-GCJ9 IO	2.45%	#	11/10/2045	$1,873	$152,881
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#	4/10/2031	581	584,506
GS Mortgage Securities Trust 2013-GC12 XA IO	1.827%	#	6/10/2046	24,321	1,599,671
GS Mortgage Securities Trust 2015-GS1 XA IO	0.985%	#	11/10/2048	1,094	62,182
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	248	243,908
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	433	426,115
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	588	578,886
GS Mortgage Securities Trust 2016-RENT C†	4.202%	#	2/10/2029	252	255,345
H/2 Asset Funding 2014-1 Ltd.	2.425%		3/19/2037	900	898,718
H/2 Asset Funding 2015-1A-AFL	2.174%		6/24/2049	1,106	1,102,538
H/2 Asset Funding 2015-1A-AFX	3.353%		6/24/2049	552	547,799
H/2 Asset Funding 2015-1A-BFX	3.993%		6/24/2049	563	541,808
HILT Mortgage Trust 2014-ORL B†	1.738%	#	7/15/2029	100	98,620
HILT Mortgage Trust 2014-ORL C†	2.138%	#	7/15/2029	500	491,338
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	594	599,075
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#	8/5/2034	559	527,582
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	1,607	1,597,515
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	265	266,250
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.903%	#	2/12/2049	775	784,526
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	97	101,679
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.369%	#	12/15/2047	13,286	670,564
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.823%	#	7/15/2045	6,660	172,290
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.575%	#	4/15/2046	1,767	108,009
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.438%	#	4/15/2027	106	104,518
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.788%	#	4/15/2027	250	247,479
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	483	497,011
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.353%	#	4/15/2047	3,433	129,174
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.429%	#	4/15/2047	1,000	20,962

See Notes to Financial Statements.	201

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.221%	#	11/15/2047	$3,188	$162,440
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	335	343,680
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#	6/10/2027	2,906	29,743
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#	6/10/2027	1,292	2,429
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.638%	#	12/15/2030	500	496,142
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.458%	#	6/15/2029	1,494	1,492,203
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	2.238%	#	6/15/2029	200	198,647
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	1.088%	#	5/15/2048	2,964	122,382
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES D†	3.742%	#	9/5/2032	1,175	1,180,320
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	474	479,297
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	216	218,948
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	273	277,028
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#	10/5/2031	535	536,046
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.143%	#	10/5/2031	392	381,464
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#	10/5/2031	2,367	121,388
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO†	0.791%	#	10/5/2031	1,432	41,283
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT A†	1.983%	#	10/15/2033	1,010	1,012,945
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT C†	3.383%	#	10/15/2033	152	152,879
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT D†	4.283%	#	10/15/2033	402	404,797
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.763%	#	3/18/2051	1,395	1,404,349
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.938%	#	6/18/2049	372	373,003

202	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.857%	#	11/14/2027	$410	$407,422
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†	2.952%	#	11/14/2027	329	328,390
LMREC, Inc. 2015-CRE1 A†	2.274%	#	2/22/2032	948	941,155
LMREC, Inc. 2015-CRE1 B†	4.024%	#	2/22/2032	100	97,356
LSTAR Commercial Mortgage Trust 2014-2 XA IO†	1.033%	#	1/20/2041	3,063	55,436
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#	4/20/2048	441	442,201
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	2.108%	#	3/10/2049	1,638	150,161
LSTAR Commercial Mortgage Trust 2016-4 XB IO†	0.749%	#	3/10/2049	19,753	1,015,205
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	76	74,399
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	64	62,275
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	50	51,123
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 B	3.70%	#	12/15/2048	1,000	1,017,428
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.89%	#	7/15/2050	7,411	291,382
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.472%	#	10/15/2026	5,001	491,502
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	250	244,039
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	500	476,013
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	0.316%	#	9/13/2031	188,074	1,112,307
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.906%	#	4/12/2049	2,896	2,898,463
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.391%	#	3/15/2045	15,331	1,250,256
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	374	369,859
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	100	104,042
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#	7/13/2029	60,000	315,600
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2029	100	104,397
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.824%	#	8/15/2049	4,631	494,259
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.988%	#	8/12/2045	5,100	5,140,094
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	417	414,612
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	3,500	3,517,260
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	578	574,938
MSCG Trust 2016-SNR A†(g)	3.348%	#	11/15/2034	1,247	1,249,939
MSCG Trust 2016-SNR B†(g)	4.181%		11/15/2034	602	601,999
MSCG Trust 2016-SNR C†(g)	5.205%		11/15/2034	387	387,941

See Notes to Financial Statements.	203

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.534%	#	8/25/2029	$693	$700,139
Prima Capital Ltd.	2.214%		5/24/2021	1,348	1,349,000
RBSCF Trust 2010-RR3 WBTB†	6.17%	#	2/16/2051	930	931,152
ReadyCap Commercial Mortgage Trust 2014-1A A	3.01%		10/8/2020	760	750,784
Readycap Mortgage Trust 2016-3 A†	2.94%		11/20/2038	300	299,725
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.605%	#	4/15/2032	460	456,419
Sequoia Mortgage Trust 2012-4 A2	3.00%	#	9/25/2042	120	116,747
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	101	101,201
UBS-Barclays Commercial Mortgage Trust 2012-C2 D†	5.043%	#	5/10/2063	94	92,372
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	4,000	4,077,533
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.178%	#	3/10/2046	11,342	561,148
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.416%	#	4/10/2046	19,119	1,100,686
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	216	220,528
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	#	7/15/2045	80	79,489
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	138	137,598
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	2,155	2,159,772
Waldorf Astoria Boca Raton Trust 2016-BOCA C†	3.038%	#	6/15/2029	168	168,093
Waldorf Astoria Boca Raton Trust 2016-BOCA E†	4.888%	#	6/15/2029	550	550,920
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.799%	#	11/15/2043	520	559,393
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.80%	#	3/18/2028	280	271,878
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.901%	#	6/15/2048	3,954	177,163
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.101%	#	6/15/2048	58,000	209,107
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.953%	#	8/15/2049	5,588	723,153
Wells Fargo Commercial Mortgage Trust 2016-LC24 XB IO	1.16%	#	10/15/2049	7,057	573,961
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	866	900,527
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	175	176,498
WF-RBS Commercial Mortgage Trust 2012-C7 XA IO†	1.657%	#	6/15/2045	11,769	723,090

204	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	$140	$140,607
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.524%	#	5/15/2045	12,284	730,136
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.338%	#	5/15/2047	6,853	384,010
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.733%	#	5/15/2047	1,368	54,156
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.759%	#	8/15/2047	15,000	640,602
Total Non-Agency Commercial Mortgage-Backed Securities (cost $163,361,202)					159,635,310

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.02%

Oil
Templar Energy LLC Units (cost $124,480)	Zero Coupon			12	157,156

	Interest Rate		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 1.88%
U.S. Treasury Note	0.875%		10/15/2017	$477	477,158
U.S. Treasury Note	1.375%		6/30/2018	12,000	12,063,744
U.S. Treasury Note	1.75%		10/31/2020	3,563	3,574,206
Total U.S. Treasury Obligations (cost $16,196,159)					16,115,108
Total Long-Term Investments (cost $777,663,142)					773,287,721

SHORT-TERM INVESTMENTS 11.63%

COMMERCIAL PAPER 0.17%

Automotive 0.11%
VW Credit, Inc.	Zero Coupon		12/7/2016	1,000	999,850

Electric: Power 0.06%
Dominion Resources	Zero Coupon		1/5/2017	500	499,562
Total Commercial Paper (cost $1,499,412)					1,499,412

See Notes to Financial Statements.	205

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 1.26%

Banks: Regional 0.34%
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(c)	7.875%		9/25/2017	$225	$233,331
Banco de Bogota SA (Colombia)†(c)	5.00%		1/15/2017	600	602,442
Bank of America Corp.	6.00%		9/1/2017	670	691,937
Compass Bank	1.85%		9/29/2017	250	249,476
Deutsche Bank AG (United Kingdom)(c)	1.35%		5/30/2017	129	128,456
Deutsche Bank AG (United Kingdom)(c)	1.512%	#	2/13/2017	535	534,376
Deutsche Bank AG (United Kingdom)(c)	6.00%		9/1/2017	472	483,456
Total					2,923,474

Beverages 0.17%
Beam Suntory, Inc.	1.875%		5/15/2017	1,425	1,427,261

Chemicals 0.06%
Valspar Corp. (The)	6.05%		5/1/2017	500	508,815

Computer Software 0.00%
Fidelity National Information Services, Inc.	1.45%		6/5/2017	32	32,030

Electric: Power 0.03%
Jersey Central Power & Light Co.	5.65%		6/1/2017	251	255,962

Financial Services 0.06%
International Lease Finance Corp.	8.75%		3/15/2017	339	345,576
Synchrony Financial	1.875%		8/15/2017	125	125,198
Total					470,774

Insurance 0.02%
Platinum Underwriters Finance, Inc.	7.50%		6/1/2017	200	205,781

Machinery: Agricultural 0.02%
Bunge Ltd. Finance Corp.	3.20%		6/15/2017	150	151,383

Media 0.17%
Scripps Networks Interactive, Inc.	2.70%		12/15/2016	1,500	1,500,671

Metals & Minerals: Miscellaneous 0.08%
Teck Resources Ltd. (Canada)(c)	3.15%		1/15/2017	650	650,149

Oil 0.02%
CNOOC Nexen Finance 2014 ULC (Canada)(c)	1.625%		4/30/2017	200	199,902

206	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 0.06%
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	$102	$105,152
Kinder Morgan, Inc.	7.00%	6/15/2017	174	178,642
Tennessee Gas Pipeline Co. LLC	7.50%	4/1/2017	250	254,101
Total				537,895

Oil: Integrated Domestic 0.06%
FMC Technologies, Inc.	2.00%	10/1/2017	531	531,344

Real Estate Investment Trusts 0.08%
Equity Commonwealth	6.25%	6/15/2017	281	281,342
First Industrial LP	5.95%	5/15/2017	300	305,666
Highwoods Realty LP	5.85%	3/15/2017	50	50,606
Total				637,614

Telecommunications 0.09%
Qwest Corp.	6.50%	6/1/2017	500	511,264
Telefonica Emisiones SAU (Spain)(c)	6.221%	7/3/2017	250	256,645
Total				767,909
Total Corporate Bonds (cost $10,797,493)				10,800,964

MUNICIPAL BOND 0.03%

Miscellaneous
New Jersey Econ Dev Auth (cost $300,071)	1.348%	3/1/2017	300	300,066

REPURCHASE AGREEMENT 10.17%

Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $88,710,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $ 89,153,550; proceeds: $ 87,403,276 (cost $87,403,203)			87,403	87,403,203
Total Short-Term Investments (cost $100,000,179)				100,003,645
Total Investments in Securities 101.61% (cost $877,663,321)				873,291,366
Liabilities in Excess of Cash, Foreign Cash and Other Assets(h) (1.61%)				(13,879,187)
Net Assets 100.00%				$859,412,179

BRL	Brazilian real.
EUR	euro.
ADR	American Depositary Receipt.
AGM	Assured Guaranty Municipal Corporation.
IO	Interest Only.
PIK	Payment-in-kind.

See Notes to Financial Statements.	207

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at November 30, 2016.
(f)	Interest rate to be determined.
(g)	Securities purchased on a when-issued basis (See Note 2(i)).
(h)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	Goldman Sachs	2/16/2017	165,000	$180,573	$175,563	$5,010

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2017	1,064	Long	$230,688,500	$68,159
U.S. 5-Year Treasury Note	March 2017	103	Long	12,137,906	761
Totals				$242,826,406	$68,920

Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2017	507	Long	$63,129,422	$(194,959)
U.S. Long Bond	March 2017	115	Long	17,397,344	(57,697)
Totals				$80,526,766	$(252,656)

Open Consumer Price Index (“CPI”) Swaps at November 30, 2016:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Bank of America	CPI Urban Consumer NSA	1.6635%	10/23/2017	$20,000,000	$20,334,245	$334,245
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	15,000,000	15,859,745	859,745
Bank of America	1.7395%	CPI Urban Consumer NSA	8/23/2026	40,000,000	42,018,757	2,018,757
Bank of America	1.7465%	CPI Urban Consumer NSA	8/22/2026	20,000,000	20,998,009	998,009
Bank of America	1.769%	CPI Urban Consumer NSA	7/22/2026	35,000,000	36,708,544	1,708,544
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	10,000,000	10,025,846	25,846

208	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Bank of America	2.1425%	CPI Urban Consumer NSA	11/22/2024	$20,000,000	$20,075,656	$75,656
Barclays Bank plc	CPI Urban Consumer NSA	2.145%	2/6/2019	30,000,000	31,025,013	1,025,013
Barclays Bank plc	CPI Urban Consumer NSA	2.0925%	4/1/2019	25,000,000	25,861,751	861,751
Barclays Bank plc	CPI Urban Consumer NSA	1.7625%	12/4/2019	20,000,000	20,257,655	257,655
Barclays Bank plc	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	10,376,255	376,255
Barclays Bank plc	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	5,492,263	492,263
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	10,019,488	19,488
Barclays Bank plc	2.0325%	CPI Urban Consumer NSA	11/14/2021	35,000,000	35,119,217	119,217
Barclays Bank plc	2.0875%	CPI Urban Consumer NSA	12/1/2024	10,000,000	10,080,831	80,831
Barclays Bank plc	2.1575%	CPI Urban Consumer NSA	12/2/2024	10,000,000	10,000,000	–
Barclays Bank plc	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	15,036,136	36,136
Deutsche Bank AG	CPI Urban Consumer NSA	2.200%	5/27/2019	30,000,000	31,195,482	1,195,482
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	10,000,000	10,002,517	2,517
Deutsche Bank AG	CPI Urban Consumer NSA	1.720%	12/5/2019	20,000,000	20,211,927	211,927
Deutsche Bank AG	1.270%	CPI Urban Consumer NSA	9/2/2018	20,000,000	20,215,018	215,018
Deutsche Bank AG	1.6975%	CPI Urban Consumer NSA	9/2/2022	10,000,000	10,158,507	158,507
Deutsche Bank AG	1.962%	CPI Urban Consumer NSA	5/26/2036	5,000,000	5,418,758	418,758
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	20,000,000	20,076,672	76,672
Goldman Sachs	CPI Urban Consumer NSA	2.3125%	9/30/2024	30,000,000	31,472,612	1,472,612
Goldman Sachs	CPI Urban Consumer NSA	2.0625%	12/8/2024	15,000,000	15,255,036	255,036
Goldman Sachs	CPI Urban Consumer NSA	1.9575%	1/17/2017	40,000,000	40,960,840	960,840
Goldman Sachs	1.5675%	CPI Urban Consumer NSA	3/2/2024	8,000,000	8,360,758	360,758
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	5,192,755	192,755
J.P. Morgan	CPI Urban Consumer NSA	1.908%	11/7/2019	20,000,000	20,427,326	427,326
J.P. Morgan	0.8225%	CPI Urban Consumer NSA	8/27/2017	15,000,000	15,195,892	195,892

See Notes to Financial Statements.	209

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
J.P. Morgan	1.950%	CPI Urban Consumer NSA	10/14/2026	$10,000,000	$10,330,204	$330,204
J.P. Morgan	2.1525%	CPI Urban Consumer NSA	11/21/2024	25,000,000	25,074,814	74,814
Morgan Stanley	1.7315%	CPI Urban Consumer NSA	8/24/2026	10,000,000	10,511,344	511,344
Morgan Stanley	1.7925%	CPI Urban Consumer NSA	7/18/2026	35,000,000	36,640,628	1,640,628
Morgan Stanley	2.1275%	CPI Urban Consumer NSA	11/14/2024	60,000,000	60,306,626	306,626
Morgan Stanley	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	8,071,654	71,654
Morgan Stanley	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	10,088,620	88,620
Unrealized Appreciation on CPI Swaps						$18,457,401

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	$5,000,000	$4,789,105	$(210,895)
Bank of America	CPI Urban Consumer NSA	1.740%	6/16/2018	15,000,000	14,872,919	(127,081)
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	15,000,000	14,341,398	(658,602)
Bank of America	CPI Urban Consumer NSA	1.580%	8/6/2020	25,000,000	24,674,840	(325,160)
Bank of America	CPI Urban Consumer NSA	1.540%	8/20/2021	20,000,000	19,587,290	(412,710)
Bank of America	CPI Urban Consumer NSA	1.523%	12/16/2020	20,000,000	19,568,309	(431,691)
Bank of America	CPI Urban Consumer NSA	1.5125%	11/9/2020	10,000,000	9,805,546	(194,454)
Bank of America	CPI Urban Consumer NSA	1.4625%	1/19/2021	20,000,000	19,486,253	(513,747)
Bank of America	CPI Urban Consumer NSA	1.4025%	1/21/2021	10,000,000	9,711,708	(288,292)
Bank of America	CPI Urban Consumer NSA	1.385%	2/9/2021	10,000,000	9,692,208	(307,792)
Bank of America	2.420%	CPI Urban Consumer NSA	5/19/2017	15,000,000	14,094,232	(905,768)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	37,488,454	(2,511,546)
Bank of America	2.460%	CPI Urban Consumer NSA	4/23/2023	30,000,000	28,075,991	(1,924,009)
Bank of America	2.555%	CPI Urban Consumer NSA	7/15/2018	5,000,000	4,580,755	(419,245)
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	36,863,528	(3,136,472)
Bank of America	2.820%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,540,909	(459,091)

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	$5,000,000	$4,266,932	$(733,068)
Barclays Bank plc	CPI Urban Consumer NSA	1.9785%	11/3/2018	25,000,000	24,950,691	(49,309)
Barclays Bank plc	CPI Urban Consumer NSA	1.500%	7/29/2021	15,000,000	14,566,771	(433,229)
Barclays Bank plc	CPI Urban Consumer NSA	1.363%	1/25/2021	15,000,000	14,536,234	(463,766)
Barclays Bank plc	CPI Urban Consumer NSA	1.266%	12/14/2017	30,000,000	29,687,210	(312,790)
Barclays Bank plc	CPI Urban Consumer NSA	1.2625%	2/17/2021	10,000,000	9,624,759	(375,241)
Barclays Bank plc	CPI Urban Consumer NSA	1.210%	2/11/2021	20,000,000	19,207,300	(792,700)
Barclays Bank plc	CPI Urban Consumer NSA	1.562%	10/22/2022	10,000,000	9,715,796	(284,204)
Barclays Bank plc	CPI Urban Consumer NSA	1.7625%	5/26/2018	30,000,000	29,730,308	(269,692)
Barclays Bank plc	2.1275%	CPI Urban Consumer NSA	6/22/2025	10,000,000	9,977,404	(22,596)
Barclays Bank plc	2.344%	CPI Urban Consumer NSA	8/1/2019	40,000,000	37,960,195	(2,039,805)
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	30,000,000	27,900,079	(2,099,921)
Barclays Bank plc	2.620%	CPI Urban Consumer NSA	10/18/2019	15,000,000	13,772,966	(1,227,034)
Barclays Bank plc	2.7425%	CPI Urban Consumer NSA	9/14/2024	15,000,000	13,209,336	(1,790,664)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	11,710,902	(3,289,098)
Credit Suisse	2.560%	CPI Urban Consumer NSA	6/27/2020	5,000,000	4,526,400	(473,600)
Credit Suisse	2.6713%	CPI Urban Consumer NSA	4/11/2022	30,000,000	27,110,865	(2,889,135)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	6,609,035	(1,390,965)
Deutsche Bank AG	CPI Urban Consumer NSA	1.811%	6/4/2020	20,000,000	19,940,864	(59,136)
Deutsche Bank AG	CPI Urban Consumer NSA	1.7725%	4/27/2023	35,000,000	34,047,675	(952,325)
Deutsche Bank AG	CPI Urban Consumer NSA	1.6725%	4/20/2023	20,000,000	19,330,194	(669,806)
Deutsche Bank AG	CPI Urban Consumer NSA	1.667%	4/20/2023	20,000,000	19,322,538	(677,462)
Deutsche Bank AG	CPI Urban Consumer NSA	1.650%	1/20/2026	10,000,000	9,476,498	(523,502)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	14,568,410	(431,590)
Deutsche Bank AG	CPI Urban Consumer NSA	1.386%	1/20/2021	10,000,000	9,704,459	(295,541)
Deutsche Bank AG	CPI Urban Consumer NSA	1.378%	12/7/2017	20,000,000	19,838,713	(161,287)
Deutsche Bank AG	CPI Urban Consumer NSA	1.315%	11/18/2018	20,000,000	19,707,760	(292,240)

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Deutsche Bank AG	CPI Urban Consumer NSA	1.280%	12/10/2017	$20,000,000	$19,798,341	$(201,659)
Deutsche Bank AG	2.1775%	CPI Urban Consumer NSA	4/22/2018	30,000,000	28,639,473	(1,360,527)
Deutsche Bank AG	2.1925%	CPI Urban Consumer NSA	8/16/2017	10,000,000	9,543,363	(456,637)
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	7,000,000	6,477,162	(522,838)
Deutsche Bank AG	2.4375%	CPI Urban Consumer NSA	6/7/2021	20,000,000	18,597,792	(1,402,208)
Deutsche Bank AG	2.440%	CPI Urban Consumer NSA	4/11/2020	8,000,000	7,391,543	(608,457)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	4,583,039	(416,961)
Deutsche Bank AG	2.500%	CPI Urban Consumer NSA	9/4/2021	10,000,000	9,193,823	(806,177)
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	4,540,123	(459,877)
Deutsche Bank AG	2.5175%	CPI Urban Consumer NSA	4/17/2026	15,000,000	13,940,454	(1,059,546)
Deutsche Bank AG	2.6075%	CPI Urban Consumer NSA	6/13/2020	5,000,000	4,508,534	(491,466)
Deutsche Bank AG	2.615%	CPI Urban Consumer NSA	1/4/2020	15,000,000	13,719,313	(1,280,687)
Deutsche Bank AG	2.640%	CPI Urban Consumer NSA	12/17/2020	15,000,000	13,589,454	(1,410,546)
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	8,082,067	(917,933)
Deutsche Bank AG	2.700%	CPI Urban Consumer NSA	7/11/2019	6,000,000	5,378,364	(621,636)
Deutsche Bank AG	2.710%	CPI Urban Consumer NSA	10/11/2020	15,000,000	13,577,383	(1,422,617)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	10/25/2021	15,000,000	13,423,909	(1,576,091)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	2/4/2021	15,000,000	13,501,244	(1,498,756)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	26,925,792	(3,074,208)
Deutsche Bank AG	2.7475%	CPI Urban Consumer NSA	2/26/2022	30,000,000	26,893,277	(3,106,723)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	5,123,950	(876,050)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	6,999,314	(1,000,686)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	22,349,101	(2,650,899)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	12,009,883	(2,990,117)
Goldman Sachs	2.4475%	CPI Urban Consumer NSA	4/24/2023	30,000,000	28,108,970	(1,891,030)
Goldman Sachs	2.497%	CPI Urban Consumer NSA	5/2/2021	30,000,000	27,695,067	(2,304,933)
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	7,283,333	(716,667)

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Goldman Sachs	2.675%	CPI Urban Consumer NSA	12/13/2020	$15,000,000	$13,540,472	$(1,459,528)
Goldman Sachs	2.7725%	CPI Urban Consumer NSA	4/3/2023	20,000,000	17,777,295	(2,222,705)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	11,634,806	(3,365,194)
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	8,074,177	(1,925,823)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	4,868,956	(131,044)
J.P. Morgan	CPI Urban Consumer NSA	1.5625%	1/11/2021	10,000,000	9,796,787	(203,213)
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	34,179,870	(820,130)
J.P. Morgan	2.4975%	CPI Urban Consumer NSA	4/26/2020	9,000,000	8,264,757	(735,243)
J.P. Morgan	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	9,101,665	(898,335)
J.P. Morgan	2.549%	CPI Urban Consumer NSA	7/23/2023	30,000,000	27,756,287	(2,243,713)
J.P. Morgan	2.6075%	CPI Urban Consumer NSA	6/3/2020	5,000,000	4,512,343	(487,657)
J.P. Morgan	2.680%	CPI Urban Consumer NSA	2/28/2021	20,000,000	18,180,015	(1,819,985)
J.P. Morgan	2.7175%	CPI Urban Consumer NSA	5/13/2020	12,000,000	10,734,325	(1,265,675)
J.P. Morgan	2.730%	CPI Urban Consumer NSA	9/20/2021	15,000,000	13,457,013	(1,542,987)
J.P. Morgan	2.7563%	CPI Urban Consumer NSA	3/25/2022	30,000,000	26,890,580	(3,109,420)
J.P. Morgan	2.810%	CPI Urban Consumer NSA	3/28/2032	7,000,000	5,876,468	(1,123,532)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	4,190,010	(809,990)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,543,062	(456,938)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/15/2026	5,000,000	4,095,014	(904,986)
Morgan Stanley	CPI Urban Consumer NSA	1.811%	10/3/2018	20,000,000	19,901,909	(98,091)
Morgan Stanley	CPI Urban Consumer NSA	1.790%	4/27/2024	30,000,000	29,037,649	(962,351)
Morgan Stanley	CPI Urban Consumer NSA	1.6675%	6/30/2026	7,000,000	6,582,855	(417,145)
Morgan Stanley	CPI Urban Consumer NSA	1.485%	1/14/2021	20,000,000	19,513,149	(486,851)
Morgan Stanley	CPI Urban Consumer NSA	1.445%	2/3/2021	15,000,000	14,590,610	(409,390)
Morgan Stanley	CPI Urban Consumer NSA	1.390%	11/13/2018	20,000,000	19,764,356	(235,644)
Morgan Stanley	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	7,272,317	(727,683)

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Morgan Stanley	2.6725%	CPI Urban Consumer NSA	1/28/2021	$15,000,000	$13,608,028	$(1,391,972)
Morgan Stanley	2.735%	CPI Urban Consumer NSA	5/13/2019	12,000,000	10,805,395	(1,194,605)
Morgan Stanley	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	4,260,684	(739,316)
Wells Fargo	2.3925%	CPI Urban Consumer NSA	6/26/2019	30,000,000	28,488,126	(1,511,874)
Wells Fargo	2.410%	CPI Urban Consumer NSA	6/20/2021	10,000,000	9,202,899	(797,101)
Wells Fargo	2.560%	CPI Urban Consumer NSA	5/2/2021	10,000,000	9,075,290	(924,710)
Wells Fargo	2.6275%	CPI Urban Consumer NSA	10/5/2019	15,000,000	13,793,407	(1,206,593)
Wells Fargo	2.645%	CPI Urban Consumer NSA	12/27/2020	15,000,000	13,586,172	(1,413,828)
Wells Fargo	2.7325%	CPI Urban Consumer NSA	2/19/2021	20,000,000	18,070,856	(1,929,144)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	22,409,032	(2,590,968)
Unrealized Depreciation on CPI Swaps						$(113,515,557)

Credit Default Swaps on Indexes–Sell Protection at November 30, 2016(1):

Referenced Index*	Fund Receives	Termination Date	Original Notional Amount	Current Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	$300,000	$170	$170	$(8)	$8	$–
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	500,000	284	284	(6)	6	–
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	1,000,000	88,371	88,279	(2,866)	2,774	(92)
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	2,000,000	176,741	176,557	(5,880)	5,696	(184)
Markit CMBX. NA.AAA.4(6)	.35%	2/17/2051	500,000	375,021	374,552	(26,999)	26,530	(469)
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	300,000	170	170	(8)	8	–
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	500,000	284	284	(14)	14	–
Markit CMBX. NA.AAA.3(7)	.08%	12/13/2049	100,000	8,837	8,828	(626)	617	(9)
Markit CMBX. NA.AAA.2(8)	.07%	3/15/2049	1,500,000	852	851	(22)	21	(1)
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	200,000	17,674	17,655	(1,340)	1,321	(19)
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	500,000	44,185	44,139	(3,351)	3,305	(46)
						$(41,120)	$40,300	$(820)

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

*	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities (See Note 2(q)).
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(q)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $40,300. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Automobiles	$–	$86,971,452	$1,602,950	(4)	$88,574,402
Other	–	45,058,191	3,075,265	(4)(7)	48,133,456
Remaining Industries	–	19,643,176	–		19,643,176
Common Stocks
Oil	2,163	69,602	–		71,765
Convertible Bonds
Oil	–	60,450	8,933	(5)	69,383
Retail	–	303,580	–		303,580
Corporate Bonds	–	375,057,768	–		375,057,768
Floating Rate Loans(6)
Auto Parts: Original Equipment	–	601,202	–		601,202
Beverages	–	–	319,200		319,200
Business Services	–	366,758	–		366,758
Chemicals	–	1,449,842	–		1,449,842
Computer Software	–	799,831	–		799,831
Containers	–	491,394	1,810,995		2,302,389
Electrical Equipment	–	3,576,650	–		3,576,650
Electronics	–	–	1,852,073		1,852,073
Entertainment	–	1,136,841	–		1,136,841
Food	–	1,402,715	–		1,402,715
Gaming	–	1,410,906	–		1,410,906
Health Care Products	–	1,493,437	1,164,868		2,658,305
Health Care Services	–	1,545,052	396,328		1,941,380
Household Equipment/Products	–	3,417,971	–		3,417,971
Lodging	–	3,513,270	–		3,513,270
Machinery: Industrial/Specialty	–	–	597,000		597,000
Manufacturing	–	–	1,891,687		1,891,687
Media	–	3,291,807	–		3,291,807
Miscellaneous	–	–	1,363,131		1,363,131
Oil	–	–	586,339		586,339
Oil: Crude Producers	–	–	315,415		315,415
Real Estate	–	492,821	1,259,670		1,752,491
Retail	–	3,180,841	–		3,180,841
Technology	–	251,233	–		251,233
Telecommunications	–	2,224,533	90,916		2,315,449
Foreign Government Obligations	–	602,041	–		602,041
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	11,386,626	–		11,386,626
Government Sponsored Enterprises Pass-Throughs	–	17,858,177	–		17,858,177
Municipal Bonds	–	4,486,077	–		4,486,077
Non-Agency Commercial Mortgage-Backed Securities	–	146,889,297	12,746,013	(4)(8)	159,635,310
Preferred Stock	–	157,156	–		157,156
U.S. Treasury Obligations	–	16,115,108	–		16,115,108
Commercial Paper	–	1,499,412	–		1,499,412
Repurchase Agreement	–	87,403,203	–		87,403,203
Total	$2,163	$844,208,420	$29,080,783		$873,291,366

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2016

Other Financial Instruments	Level 1	Level 2	Level 3	Total
CPI Swaps
Assets	$–	$18,457,401	$–	$18,457,401
Liabilities	–	(113,515,557)	–	(113,515,557)
Credit Default Swaps
Assets	–	–	–	–
Liabilities	–	(820)	–	(820)
Forward Foreign Currency Exchange Contract
Assets	–	5,010	–	5,010
Liabilities	–	–	–	–
Futures Contracts
Assets	68,920	–	–	68,920
Liabilities	(252,656)	–	–	(252,656)
Total	$(183,736)	$(95,053,966)	$–	$(95,237,702)

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as discussed in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(7)	Asset-Backed Securities categorized as Level 3 investments include CIFC Funding Ltd. 2014-5A A1R, Engs Commercial Finance Trust 2016-1A A2, N-Star REL CDO VIII Ltd. 2006-8A B, and PFS Financing Corp. 2016-BA A.
(8)	Non-Agency Commercial Mortgage-Backed Securities categorized as Level 3 investments include Banc of America Re-REMIC Trust 2009-UB1 A4B, Bancorp Commercial Mortgage Trust 2016-CRE1 A, Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX, Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO, Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO, GS Mortgage Securities Trust 2016-GS4 225A, GS Mortgage Securities Trust 2016-GS4 225C, GS Mortgage Securities Trust 2016-GS4 225D, H/2 Asset Funding 2014-1 Ltd., H/2 Asset Funding 2015-1A-AFL, H/2 Asset Funding 2015-1A-AFX, H/2 Asset Funding 2015-1A-BFX, JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO, JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO, MSCG Trust 2016-SNR A, MSCG Trust 2016-SNR B, MSCG Trust 2016-SNR C and Prima Capital Ltd.

See Notes to Financial Statements.	217

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Convertible Bonds	Corporate Bonds	Floating Rate Loans	Government Sponsored Enterprises Collateralized Mortgage Obligations	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2015	$729,717	$8,933	$752,812	$4,848,455	$2,362,558	$6,191,057
Accrued discounts/premiums	5,457	–	(1,875)	5,755	–	(189,797)
Realized gain (loss)	–	–	–	23,843	–	9
Change in unrealized appreciation/depreciation	225,059	–	(937)	55,031	15,353	(111,445)
Purchases	4,447,700	–	–	12,418,756	–	7,564,214
Sales	–	–	(750,000)	(4,986,307)	–	(708,025)
Net transfers in or out of Level 3	(729,718)	–	–	(717,911)	(2,377,911)	–
Balance as of November 30, 2016	$4,678,215	$8,933	$–	$11,647,622	$–	$12,746,013

218	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.22%

ASSET-BACKED SECURITIES 17.92%

Automobiles 8.14%
Ally Auto Receivables Trust 2014-1 A3	0.97%	10/15/2018	$31,465	$31,458,999
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	35,127	35,154,182
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	18,144	18,187,981
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%	9/10/2018	4,088	4,089,022
AmeriCredit Automobile Receivables Trust 2013-3 E†	3.74%	12/8/2020	8,731	8,870,092
AmeriCredit Automobile Receivables Trust 2015-1 A3	1.26%	11/8/2019	36,711	36,708,633
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	36,378	36,366,745
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	15,598	15,638,085
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	76,159	76,407,644
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	20,660	20,991,581
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	36,257	36,365,002
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	31,518	31,456,430
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	22,970	22,871,208
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	3,038	3,040,065
California Republic Auto Receivables Trust 2013-2 A2	1.23%	3/15/2019	9,134	9,137,787
California Republic Auto Receivables Trust 2014-3 A3	1.09%	11/15/2018	6,998	6,997,555
California Republic Auto Receivables Trust 2014-4 A3	1.27%	1/15/2019	20,069	20,077,973
California Republic Auto Receivables Trust 2015-1 A3	1.33%	4/15/2019	14,037	14,047,862
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	18,024	18,059,958
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	31,135	31,385,151

See Notes to Financial Statements.	219

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-4 A2†	1.60%	9/17/2018	$22,508	$22,535,255
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	22,702	22,870,785
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	9,500	9,618,957
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	20,140	20,697,326
California Republic Auto Receivables Trust 2016-1 A3	1.89%	5/15/2020	46,759	47,043,706
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	8,021	8,094,617
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	16,679	16,674,412
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	21,996	21,943,671
Capital Auto Receivables Asset Trust 2013-3 E†	4.55%	3/21/2022	11,130	11,408,133
Capital Auto Receivables Asset Trust 2014-1 E†	4.09%	9/22/2022	15,500	15,853,529
Capital Auto Receivables Asset Trust 2014-2 E†	3.62%	12/20/2022	9,250	9,417,507
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	27,434	27,773,435
Capital Auto Receivables Asset Trust 2014-3 E	3.94%	4/20/2023	8,400	8,608,500
Capital Auto Receivables Asset Trust 2015-1 E	4.34%	9/20/2023	66,350	68,434,053
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	8,173	8,175,082
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	46,940	46,970,389
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	25,135	25,345,714
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	23,813	24,188,183
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	21,169	21,486,179
Capital Auto Receivables Asset Trust 2016-1 B	2.67%	12/21/2020	19,417	19,448,918
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	30,324	30,262,582
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	15,919	15,804,114
CarMax Auto Owner Trust 2013-1 C	1.54%	12/15/2018	9,761	9,774,445
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	125	124,829
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	35,302	35,281,627
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	1,660	1,659,740
CarMax Auto Owner Trust 2015-4 D	3.00%	5/16/2022	3,116	3,107,684
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	61,584	61,555,567
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	46,095	45,976,646
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	45,167	44,805,664
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	30,987	30,954,752
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	14,363	14,254,953

220	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CarMax Auto Owner Trust 2016-4 A4	1.60%		6/15/2022	$18,529	$18,242,556
Chesapeake Funding II LLC 2016-2A A1†	1.88%		6/15/2028	38,879	38,898,292
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%		5/15/2019	13,036	13,035,346
Chrysler Capital Auto Receivables Trust 2014-BA A4†	1.76%		12/16/2019	24,576	24,671,492
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%		12/15/2020	5,872	5,948,394
Chrysler Capital Auto Receivables Trust 2016-AA A3†	1.77%		10/15/2020	66,352	66,499,653
CPS Auto Receivables Trust 2016-B D†	6.58%		3/15/2022	20,670	21,746,279
Drive Auto Receivables Trust 2015-AA C†	3.06%		5/17/2021	26,255	26,547,160
Drive Auto Receivables Trust 2015-BA B†	2.12%		6/17/2019	18,504	18,529,831
Drive Auto Receivables Trust 2015-BA C†	2.76%		7/15/2021	4,984	5,019,286
Drive Auto Receivables Trust 2015-BA D†	3.84%		7/15/2021	2,900	2,927,044
Drive Auto Receivables Trust 2015-CA B†	2.23%		9/16/2019	35,621	35,690,056
Drive Auto Receivables Trust 2015-CA C†	3.01%		5/17/2021	67,552	68,219,062
Drive Auto Receivables Trust 2015-DA C†	3.38%		11/15/2021	53,590	54,509,953
Drive Auto Receivables Trust 2015-DA D†	4.59%		1/17/2023	41,590	42,713,001
Drive Auto Receivables Trust 2016-AA B†	3.17%		5/15/2020	42,105	42,516,778
Drive Auto Receivables Trust 2016-BA B†	2.56%		6/15/2020	30,853	31,068,956
Drive Auto Receivables Trust 2016-BA C†	3.19%		7/15/2022	30,853	31,158,904
Drive Auto Receivables Trust 2016-BA D†	4.53%		8/15/2023	63,905	64,545,942
Drive Auto Receivables Trust 2016-CA B†	2.37%		11/16/2020	23,708	23,756,388
Drive Auto Receivables Trust 2016-CA C†	3.02%		11/15/2021	63,065	63,177,886
Drive Auto Receivables Trust 2016-CA D†	4.18%		3/15/2024	14,979	14,995,267
Fifth Third Auto Trust 2014-3 A3	0.96%		3/15/2019	32,271	32,251,036
Flagship Credit Auto Trust 2015-2 A†	1.98%		10/15/2020	24,802	24,765,351
Flagship Credit Auto Trust 2015-3 A†	2.38%		10/15/2020	13,770	13,844,988
Ford Credit Auto Lease Trust 2016-A A3	1.71%		4/15/2019	52,056	52,293,209
Ford Credit Auto Owner Trust 2016-C A2A	1.04%		9/15/2019	62,351	62,239,304
Ford Credit Auto Owner Trust 2016-C A3	1.22%		3/15/2021	23,276	23,151,001
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	22,044	22,044,664
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%		4/18/2019	60,458	60,384,664
Huntington Auto Trust 2016-1 A3	1.59%		11/16/2020	70,407	70,558,727
Hyundai Floorplan Master Owner Trust 2016-1A A1†	1.438%	#	3/15/2021	14,807	14,883,967
Hyundai Floorplan Master Owner Trust 2016-1A A2†	1.81%		3/15/2021	17,194	17,211,950

See Notes to Financial Statements.	221

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2016-A A3	1.52%		3/15/2019	$66,118	$66,282,455
Mercedes-Benz Auto Receivables Trust 2015-1 A3	1.34%		12/16/2019	60,573	60,640,127
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%		10/15/2020	59,061	59,612,075
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%		4/15/2021	56,589	57,092,608
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%		1/15/2021	41,095	41,042,201
OSCAR US Funding Trust V 2016-2A A2A†	2.31%		11/15/2019	5,000	5,009,220
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	9,185	9,184,985
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	7,453	7,524,880
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	22,140	22,342,913
Santander Drive Auto Receivables Trust 2015-3 B	2.07%		4/15/2020	28,819	28,958,602
Santander Drive Auto Receivables Trust 2015-3 C	2.74%		1/15/2021	34,016	34,437,992
Santander Drive Auto Receivables Trust 2015-4 C	2.97%		3/15/2021	28,251	28,602,855
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	28,059	28,570,260
Santander Drive Auto Receivables Trust 2016-1 D	4.02%		4/15/2022	17,354	17,993,963
Santander Drive Auto Receivables Trust 2016-2 B	2.08%		2/16/2021	19,775	19,836,289
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%		11/15/2019	39,988	40,007,386
Santander Drive Auto Receivables Trust 2016-3 B	1.89%		6/15/2021	21,825	21,768,115
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%		11/16/2020	8,230	8,271,591
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%		3/15/2022	4,862	4,884,575
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%		1/15/2019	7,839	7,848,372
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%		4/15/2020	28,800	28,978,116
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%		9/15/2021	10,457	10,652,906
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%		12/15/2021	6,591	6,769,089
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%		8/15/2022	7,357	7,493,586
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%		2/15/2022	52,775	52,482,779
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	5,684	5,684,606
Total					3,017,481,842

Credit Cards 3.32%
American Express Credit Account Master Trust 2013-1 A	0.958%	#	2/16/2021	16,050	16,116,476
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	175,426	175,912,246
Bank of America Credit Card Trust 2014-A3 A	0.828%	#	1/15/2020	77,899	77,991,544
Bank of America Credit Card Trust 2016-A1 A	0.928%	#	10/15/2021	72,217	72,482,571
Barclays Dryrock Issuance Trust 2016-1 A	1.52%		5/16/2022	35,395	35,200,667
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	26,421	26,438,359
Capital One Multi-Asset Execution Trust 2015-A1	1.39%		1/15/2021	31,563	31,604,272

222	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Capital One Multi-Asset Execution Trust 2015-A3	1.28%	#	3/15/2023	$113,310	$113,482,299
Capital One Multi-Asset Execution Trust 2015-A5	1.60%		5/17/2021	36,037	36,164,009
Capital One Multi-Asset Execution Trust 2016-A1	0.988%	#	2/15/2022	115,476	116,010,134
Chase Issuance Trust 2012-A4	1.58%		8/16/2021	14,915	14,906,388
Chase Issuance Trust 2015-A2	1.59%		2/18/2020	21,631	21,714,171
Chase Issuance Trust 2016-A2 A	1.37%		6/15/2021	19,161	19,028,341
Chase Issuance Trust 2016-A5	1.27%		7/15/2021	104,940	103,956,628
Citibank Credit Card Issuance Trust 2014-A5	2.68%		6/7/2023	43,883	44,938,412
Discover Card Execution Note Trust 2014-A5 A	1.39%		4/15/2020	10,405	10,422,695
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	9,583	9,617,999
Discover Card Execution Note Trust 2016-A2	1.078%	#	9/15/2021	42,743	43,029,494
Discover Card Execution Note Trust 2016-A4	1.39%		3/15/2022	105,979	105,315,942
First National Master Note Trust 2015-1 A	1.308%	#	9/15/2020	7,307	7,332,937
MBNA Credit Card Master Note Trust 2004-A3	0.798%	#	8/16/2021	51,184	51,164,514
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	24,532	24,559,569
Synchrony Credit Card Master Note Trust 2014-1 A	1.61%		11/15/2020	29,495	29,584,983
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	42,518	43,328,750
Total					1,230,303,400

Home Equity 0.06%
Asset Backed Securities Corp. Home Equity
Loan Trust Series NC 2006-HE4 A5	0.752%	#	5/25/2036	17,363	16,632,081
Meritage Mortgage Loan Trust 2004-2 M3	1.567%	#	1/25/2035	5,405	5,187,968
Total					21,820,049

Other 6.40%
Ally Master Owner Trust 2012-5 A	1.54%		9/15/2019	38,500	38,581,235
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	64,198	64,349,045
ALM XIV Ltd. 2014-14A A1†	2.32%	#	7/28/2026	5,500	5,509,208
Ammc CLO 19 Ltd. 2016-19A A†	2.381%	#	10/15/2028	21,700	21,664,983
Apidos CLO X 2012-10A A†	2.307%	#	10/30/2022	9,700	9,711,328
Apollo Credit Funding IV Ltd. 4A A1†	2.35%	#	4/15/2027	16,500	16,578,454
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	1.10%	#	4/16/2021	7,213	7,211,662
Ascentium Equipment Receivables LLC 2015-2A A2†	1.57%		12/11/2017	10,336	10,342,425
Ascentium Equipment Receivables Trust 2016-1A A2†	1.75%		11/13/2018	27,015	27,091,458
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	22,869	22,838,573

See Notes to Financial Statements.	223

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	$23,403	$23,249,263
B2R Mortgage Trust 2015-2 A†	3.336%		11/15/2048	29,204	29,575,563
BlueMountain CLO Ltd. 2014-3A A1†	2.36%	#	10/15/2026	41,750	41,854,997
BlueMountain CLO Ltd. 2014-4A A1R†	2.202%	#	11/30/2026	57,900	57,900,000
BlueMountain CLO Ltd. 2015-3A A1†	2.361%	#	10/20/2027	24,750	24,803,450
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	2.032%	#	4/18/2025	19,500	19,480,972
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	2.38%	#	10/15/2026	6,050	6,052,220
Carlyle Global Market Strategies CLO Ltd. 2015-2A A1†	2.356%	#	4/27/2027	9,550	9,564,809
Cedar Funding IV CLO Ltd. 2014-4A A1†	2.382%	#	10/23/2026	22,120	22,135,274
Cent CDO Ltd. 2007-14A A2B†	1.21%	#	4/15/2021	15,000	14,370,456
Cent CLO Ltd. 2013-17A A1†	2.187%	#	1/30/2025	38,500	38,519,250
Cent CLO Ltd. 2013-19A A1A†	2.217%	#	10/29/2025	19,050	19,054,378
Cerberus Onshore II CLO LLC 2013-1A A1†	2.88%	#	10/15/2023	7,339	7,343,280
CIFC Funding I Ltd. 2013-1A A1†	2.03%	#	4/16/2025	20,000	20,011,000
CIFC Funding II Ltd. 2014-2A A1L†	2.41%	#	5/24/2026	76,650	76,615,063
CIFC Funding Ltd. 2014-5A A1R†	2.258%	#	1/17/2027	30,150	30,140,831
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	36,108	36,283,283
CNH Equipment Trust 2016-B A4	1.97%		11/15/2021	9,297	9,289,623
Crown Point CLO Ltd. 2012-1A A1LB†	2.411%	#	11/21/2022	1,932	1,934,869
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	22,853	22,899,419
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	5,443	5,444,885
Dell Equipment Finance Trust 2016-1 B†	2.03%		7/22/2021	6,570	6,576,169
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	27,616	27,549,059
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	17,885	17,864,887
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	28,640	28,632,920
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	37,097	37,091,677
Ford Credit Floorplan Master Owner Trust A 2014-4 A1	1.40%		8/15/2019	22,029	22,060,880
Fortress Credit BSL II Ltd. 2013-2A A1F†	2.378%	#	10/19/2025	26,695	26,692,162
Fortress Credit BSL Ltd. 2013-1A A†	2.058%	#	1/19/2025	46,720	46,738,880
GoldenTree Loan Opportunities IX Ltd. 2014-9A AR†	2.238%	#	10/29/2026	38,750	38,751,333
Gramercy Real Estate CDO Ltd. 2007-1A A1†	1.186%	#	8/15/2056	24,943	24,321,127
Grayson CLO Ltd. 2006-1A A1A†	1.131%	#	11/1/2021	5,477	5,457,136
Hempstead CLO LP 2013-1A A1†	2.38%	#	1/15/2026	23,544	23,573,514

224	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Jefferson Mill CLO Ltd. 2015-1A A1†	2.381%	#	7/20/2027	$27,000	$27,001,677
JFIN CLO Ltd. 2007-1A A2†	1.121%	#	7/20/2021	4,642	4,624,077
JFIN Revolver CLO 2013-1A A†	2.131%	#	1/20/2021	9,584	9,606,778
JFIN Revolver CLO Ltd. 2014-2A A2†	2.211%	#	2/20/2022	26,079	26,015,525
JFIN Revolver CLO Ltd. 2015-3A A1†	2.381%	#	4/20/2023	24,464	24,502,524
JFIN Revolver CLO Ltd. 2015-4A A†	2.032%	#	4/22/2020	9,853	9,867,239
KKR CLO Ltd. 12-A1A†	2.29%	#	7/15/2027	22,650	22,651,051
LCM XVII LP-17A AR†	2.24%	#	10/15/2026	30,000	30,009,921
LCM XVIII LP-18A A1†	2.391%	#	4/20/2027	47,000	47,065,664
Leaf Receivables Funding 10 LLC 2015-1 B†	2.42%		1/15/2021	12,673	12,647,427
Leaf Receivables Funding 11 LLC 2016-1 A2†	1.72%		7/15/2018	20,700	20,704,786
Leaf Receivables Funding 11 LLC 2016-1 A3†	2.05%		6/15/2019	17,154	17,150,603
Leaf Receivables Funding 11 LLC 2016-1 A4†	2.49%		4/15/2022	22,021	21,969,823
Marathon CLO IV Ltd. 2012-4A A1†	2.301%	#	5/20/2023	8,737	8,741,220
Mercedes-Benz Master Owner Trust 2016-BA A†	1.238%	#	5/17/2021	26,000	26,176,935
MMAF Equipment Finance LLC 2016-AA A2†	1.39%		12/17/2018	38,520	38,544,237
Mountain View CLO Ltd. 2015-9A A1A†	2.34%	#	7/15/2027	21,000	20,934,562
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	74,381	74,394,165
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	26,314	26,208,373
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	0.977%	#	2/1/2041	11,545	11,363,176
Northwoods Capital XI Ltd. 2014-11A A†	2.48%	#	4/15/2025	23,200	23,323,862
NZCG Funding Ltd. 2015-2A A1†	2.436%	#	4/27/2027	20,080	20,111,377
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	44,975	44,958,755
Oaktree CLO Ltd. 2015-1A A1†	2.431%	#	10/20/2027	31,000	30,999,160
Oaktree EIF I Ltd. 2015-A1 A†	2.502%	#	10/18/2027	16,750	16,811,851
Octagon Investment Partners XIX Ltd. 2014-1A A†	2.40%	#	4/15/2026	20,408	20,436,410
Octagon Investment Partners XXI Ltd. 2014-1A A1AR†	2.252%	#	11/14/2026	67,300	67,294,145
Octagon Loan Funding Ltd. 2014-1A A1†	2.359%	#	11/18/2026	3,925	3,923,149
OHA Loan Funding Ltd. 2013-2A A†	2.19%	#	8/23/2024	28,500	28,472,723
OHA Loan Funding Ltd. 2015-1A A†	2.406%	#	2/15/2027	25,650	25,734,517
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	1.086%	#	3/14/2022	5,901	5,872,355
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	31,797	32,087,917
OneMain Financial Issuance Trust 2015-2A A†	2.57%		7/18/2025	47,781	47,811,876
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	36,598	37,212,663
OZLM Funding Ltd. 2012-1A A1R†	2.402%	#	7/22/2027	20,000	19,961,064
OZLM VII Ltd. 2014-7A A1A†	2.30%	#	7/17/2026	19,000	19,035,144
OZLM VIII Ltd. 2014-8A A1A†	2.32%	#	10/17/2026	83,315	83,221,987
OZLM XI Ltd. 2015-11A A1A†	2.437%	#	1/30/2027	9,750	9,762,134

See Notes to Financial Statements.	225

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021	$19,317	$19,316,618
Pinnacle Park CLO Ltd. 2014-1A A†	2.38%	#	4/15/2026	7,500	7,513,192
SLM Private Education Loan Trust 2010-A 2A†	3.788%	#	5/16/2044	31,570	32,828,380
SLM Private Education Loan Trust 2012-A A1†	1.938%	#	8/15/2025	1,740	1,742,681
SLM Private Education Loan Trust 2012-E A1†	1.288%	#	10/16/2023	1,495	1,495,973
SLM Private Education Loan Trust 2013-B A1†	1.188%	#	7/15/2022	12,686	12,693,903
SLM Student Loan Trust 2011-1 A1	1.112%	#	3/25/2026	10,945	10,929,253
Sound Point CLO XI Ltd. 2016-1A A†	2.531%	#	7/20/2028	49,000	49,178,889
Taco Bell Funding LLC 2016-1A A2I†	3.832%		5/25/2046	28,871	29,164,410
Tryon Park CLO Ltd. 2013-1A A1†	2.00%	#	7/15/2025	8,150	8,143,903
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026	20,250	20,273,802
Voya CLO Ltd. 2012-3A AR†	2.20%	#	10/15/2022	200	200,082
Wells Fargo Dealer Floorplan Master Note Trust 2014-1 A	0.942%	#	7/20/2019	10,275	10,275,814
Wells Fargo Dealer Floorplan Master Note Trust 2014-2 A	1.012%	#	10/20/2019	9,044	9,051,183
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	1.212%	#	1/20/2022	11,154	11,181,164
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022	4,418	4,406,196
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026	14,644	14,566,750
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026	5,475	5,461,431
Westgate Resorts LLC 2015-1A A†	2.75%		5/20/2027	5,421	5,379,279
Westgate Resorts LLC 2015-1A B†	3.50%		5/20/2027	9,551	9,500,382
Westgate Resorts LLC 2016-1A A†	3.50%		12/20/2028	42,575	42,891,105
Total					2,369,116,242
Total Asset-Backed Securities (cost $6,616,356,167)					6,638,721,533

				Shares (000)
COMMON STOCKS 0.00%

Oil
OGX Petroleo e Gas SA ADR				490	299,493
Templar Energy LLC Class A Units				178	1,199,116
Total Common Stocks (cost $2,519,702)					1,498,609

226	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
CONVERTIBLE BONDS 0.07%

Oil 0.01%
Chesapeake Energy Corp.	2.50%	5/15/2037		$1,448	$1,458,860
Oleo e Gas Participacoes SA(a)(b)	10.00%	12/1/2016	BRL	313	548,414
Oleo e Gas Participacoes SA(a)(b)	10.00%	12/1/2016	BRL	395	692,217
Total					2,699,491

Retail 0.06%
Restoration Hardware Holdings, Inc.†	Zero Coupon	6/15/2019		$27,270	24,065,775
Total Convertible Bonds (cost $26,361,046)					26,765,266

CORPORATE BONDS 43.67%

Advertising 0.01%
Interpublic Group of Cos., Inc. (The)	2.25%	11/15/2017		2,250	2,262,636

Aerospace/Defense 0.02%
Harris Corp.	1.999%	4/27/2018		3,250	3,257,059
Litton Industries, Inc.	6.75%	4/15/2018		3,470	3,703,458
Total					6,960,517

Air Transportation 0.04%
American Airlines 2011-1 Class A Pass Through Trust	5.25%	1/31/2021		7,204	7,645,769
Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	3/15/2017		572	578,649
Continental Airlines 2012-1 Class B Pass Through Trust	6.25%	4/11/2020		4,774	5,078,682
Total					13,303,100

Auto Parts: Original Equipment 0.13%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018		12,157	11,032,478
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021		18,424	19,299,140
Titan International, Inc.	6.875%	10/1/2020		19,150	18,671,250
Total					49,002,868

Automotive 2.13%
Ford Motor Credit Co. LLC	1.724%	12/6/2017		64,810	64,750,828
Ford Motor Credit Co. LLC	2.24%	6/15/2018		48,100	48,201,876
Ford Motor Credit Co. LLC	3.157%	8/4/2020		51,759	52,013,965
Ford Motor Credit Co. LLC	4.25%	2/3/2017		20,050	20,145,618
Ford Motor Credit Co. LLC	6.625%	8/15/2017		24,198	25,038,663

See Notes to Financial Statements.	227

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Ford Motor Credit Co. LLC	8.125%		1/15/2020	$55,603	$64,268,672
General Motors Co.	3.50%		10/2/2018	53,156	54,125,991
General Motors Financial Co., Inc.	2.40%		5/9/2019	61,339	60,804,615
General Motors Financial Co., Inc.	3.10%		1/15/2019	61,520	62,091,644
General Motors Financial Co., Inc.	3.15%		1/15/2020	8,236	8,280,211
General Motors Financial Co., Inc.	3.20%		7/13/2020	46,490	46,492,185
General Motors Financial Co., Inc.	3.25%		5/15/2018	9,645	9,744,054
General Motors Financial Co., Inc.	4.20%		3/1/2021	9,000	9,260,424
General Motors Financial Co., Inc.	4.75%		8/15/2017	19,860	20,291,955
Hyundai Capital America†	2.00%		3/19/2018	1,000	1,000,142
Hyundai Capital America†	2.40%		10/30/2018	34,457	34,617,776
Volkswagen Group of America Finance LLC†	1.25%		5/23/2017	41,942	41,859,206
Volkswagen Group of America Finance LLC†	1.351%	#	11/20/2017	8,020	7,997,023
Volkswagen Group of America Finance LLC†	1.60%		11/20/2017	51,606	51,491,177
Volkswagen Group of America Finance LLC†	2.125%		5/23/2019	1,000	994,248
Volkswagen Group of America Finance LLC†	2.45%		11/20/2019	51,030	51,024,948
Volkswagen International Finance NV (Netherlands)†(c)	1.60%		11/20/2017	54,416	54,246,766
Total					788,741,987

Banks: Money Center 0.03%
Export-Import Bank of Korea (South Korea)(c)	1.631%	#	1/14/2017	11,250	11,256,323

Banks: Regional 8.69%
ABN AMRO Bank NV (Netherlands)†(c)	1.80%		6/4/2018	16,837	16,833,885
ABN AMRO Bank NV (Netherlands)†(c)	1.80%		9/20/2019	47,900	47,317,871
ABN AMRO Bank NV (Netherlands)(c)	6.25%	#	9/13/2022	19,600	20,199,505
Akbank TAS (Turkey)†(c)	3.875%		10/24/2017	7,850	7,884,713
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(c)	7.875%		9/25/2017	10,000	10,370,280
Associated Banc-Corp.	2.75%		11/15/2019	10,367	10,406,623
Banco de Bogota SA (Colombia)†(c)	5.00%		1/15/2017	13,036	13,089,057
Banco de Credito del Peru (Panama)†(c)	2.25%		10/25/2019	4,200	4,168,500
Banco de Credito del Peru (Peru)†(c)	2.75%		1/9/2018	10,593	10,645,965
Banco de Credito e Inversiones (Chile)†(c)	3.00%		9/13/2017	7,000	7,062,244
Banco del Estado de Chile (Chile)†(c)	2.00%		11/9/2017	34,000	34,077,214
Banco do Brasil SA	3.875%		1/23/2017	14,800	14,849,876
Bangkok Bank PCL (Hong Kong)†(c)	3.30%		10/3/2018	11,000	11,278,311
Bank of America Corp.	2.151%		11/9/2020	14,360	14,195,578
Bank of America Corp.	5.42%		3/15/2017	101,808	102,915,060

228	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Bank of America Corp.	5.49%		3/15/2019	$58,452	$62,198,890
Bank of America Corp.	5.625%		7/1/2020	23,821	26,265,749
Bank of America Corp.	5.65%		5/1/2018	73,365	77,093,189
Bank of America Corp.	5.70%		5/2/2017	36,622	37,254,022
Bank of America Corp.	7.625%		6/1/2019	97,345	109,672,187
Bank of America NA	5.30%		3/15/2017	115,560	116,840,289
Bank of America NA	6.10%		6/15/2017	36,802	37,709,206
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	36,244	44,845,064
Capital One Financial Corp.	5.25%		2/21/2017	350	352,930
Capital One NA/Mclean VA	1.50%		9/5/2017	750	749,362
Capital One NA/Mclean VA	2.056%	#	8/17/2018	3,700	3,735,239
Citigroup, Inc.	1.80%		2/5/2018	30,841	30,839,828
Citigroup, Inc.	2.05%		12/7/2018	19,406	19,423,349
Citigroup, Inc.	2.65%		10/26/2020	25,052	25,170,797
Citigroup, Inc.	6.125%		11/21/2017	900	939,245
Citigroup, Inc.	8.50%		5/22/2019	16,125	18,498,906
Commonwealth Bank of Australia (Australia)†(c)	1.375%		9/6/2018	71,857	71,361,259
Compass Bank	1.85%		9/29/2017	22,935	22,886,905
Compass Bank	2.75%		9/29/2019	11,825	11,752,560
Compass Bank	6.40%		10/1/2017	39,922	41,245,933
Credit Suisse AG	1.70%		4/27/2018	99,531	99,249,825
Credit Suisse Group Funding Guernsey Ltd. (Guernsey)(c)	3.125%		12/10/2020	53,551	52,978,593
Discover Bank	2.00%		2/21/2018	43,375	43,403,367
Discover Bank	2.60%		11/13/2018	33,426	33,765,040
Discover Bank	3.10%		6/4/2020	1,000	1,012,039
Discover Bank	7.00%		4/15/2020	16,601	18,501,001
Discover Bank	8.70%		11/18/2019	24,607	28,265,175
Fifth Third Bancorp	4.50%		6/1/2018	1,376	1,428,095
Goldman Sachs Group, Inc. (The)	5.375%		3/15/2020	27,012	29,374,226
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	12,893	14,577,174
Goldman Sachs Group, Inc. (The)	5.95%		1/18/2018	17,050	17,820,899
Goldman Sachs Group, Inc. (The)	6.00%		6/15/2020	58,885	65,600,775
Goldman Sachs Group, Inc. (The)	6.15%		4/1/2018	14,456	15,252,844
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	16,710	18,616,745
HBOS plc (United Kingdom)(c)	1.535%	#	9/6/2017	28,968	28,938,424
HBOS plc (United Kingdom)†(c)	6.75%		5/21/2018	260,477	276,257,739
Huntington Bancshares, Inc.	2.60%		8/2/2018	14,475	14,620,213
Huntington Bancshares, Inc.	7.00%		12/15/2020	19,767	22,655,611

See Notes to Financial Statements.	229

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Huntington National Bank (The)	2.20%		4/1/2019	$1,500	$1,502,602
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	24,500	24,549,906
Intesa Sanpaolo SpA (Italy)(c)	2.375%		1/13/2017	94,829	94,897,372
Intesa Sanpaolo SpA (Italy)(c)	3.875%		1/16/2018	20,565	20,886,020
Intesa Sanpaolo SpA (Italy)(c)	3.875%		1/15/2019	2,625	2,676,991
Itau Unibanco Holding SA†	2.85%		5/26/2018	31,800	31,927,200
JPMorgan Chase & Co.	2.295%		8/15/2021	48,051	47,213,952
Korea Development Bank (The) (South Korea)(c)	1.507%	#	1/22/2017	23,100	23,098,845
Lloyds Bank plc (United Kingdom)(c)	9.875%	#	12/16/2021	30,111	30,367,847
Macquarie Bank Ltd. (Australia)†(c)	1.516%	#	10/27/2017	3,360	3,367,553
Macquarie Bank Ltd. (Australia)†(c)	1.60%		10/27/2017	5,262	5,263,573
Macquarie Bank Ltd. (Australia)†(c)	5.00%		2/22/2017	6,055	6,104,597
Manufacturers & Traders Trust Co.	1.571%	#	12/1/2021	15,000	14,726,250
Manufacturers & Traders Trust Co.	6.625%		12/4/2017	7,265	7,617,926
Morgan Stanley	5.50%		7/24/2020	30,665	33,637,665
Morgan Stanley	5.625%		9/23/2019	41,608	45,247,410
Morgan Stanley	6.625%		4/1/2018	8,464	8,984,841
Morgan Stanley	7.30%		5/13/2019	64,771	72,380,686
National City Corp.	6.875%		5/15/2019	35,910	39,515,615
National Savings Bank (Sri Lanka)†(c)	8.875%		9/18/2018	14,600	15,530,750
Nordea Bank AB (Sweden)†(c)	1.625%		9/30/2019	38,300	37,909,608
Popular, Inc.	7.00%		7/1/2019	17,102	17,615,060
Regions Bank	2.25%		9/14/2018	1,900	1,906,910
Regions Bank	7.50%		5/15/2018	19,025	20,475,143
Royal Bank of Scotland NV (The) (Netherlands)(c)	4.65%		6/4/2018	33,220	33,880,148
Royal Bank of Scotland plc (The) (United Kingdom)(c)	9.50%	#	3/16/2022	110,670	113,007,461
Santander Bank NA	2.00%		1/12/2018	67,783	67,609,476
Santander Bank NA	8.75%		5/30/2018	3,407	3,683,287
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		10/16/2020	24,153	23,884,322
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		8/5/2021	50,174	49,036,455
Santander UK plc (United Kingdom)(c)	1.65%		9/29/2017	11,547	11,558,039
Santander UK plc (United Kingdom)(c)	2.00%		8/24/2018	15,190	15,169,904
Santander UK plc (United Kingdom)(c)	2.336%	#	3/14/2019	9,377	9,507,950
Santander UK plc (United Kingdom)(c)	2.50%		3/14/2019	83,645	84,090,995
Santander UK plc (United Kingdom)(c)	3.05%		8/23/2018	23,370	23,765,794
SVB Financial Group	5.375%		9/15/2020	6,533	7,054,020

230	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Synovus Financial Corp.	7.875%		2/15/2019	$24,158	$26,664,392
Turkiye Halk Bankasi AS (Turkey)†(c)	4.75%		6/4/2019	16,400	16,076,920
Turkiye Halk Bankasi AS (Turkey)†(c)	4.875%		7/19/2017	22,600	22,748,889
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	3.75%		4/15/2018	6,700	6,614,186
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		4/24/2017	29,700	29,992,842
UBS AG	1.80%		3/26/2018	49,232	49,254,204
UBS AG (Jersey)(c)	7.25%	#	2/22/2022	28,675	28,955,700
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.65%		2/1/2022	48,012	46,699,064
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.95%		9/24/2020	20,546	20,619,062
Wells Fargo & Co.	2.55%		12/7/2020	6,850	6,867,146
Wells Fargo & Co.	2.60%		7/22/2020	38,958	39,171,100
Wilmington Trust Corp.	8.50%		4/2/2018	10,931	11,816,717
Total					3,221,579,771

Beverages 0.11%
Beam Suntory, Inc.	1.75%		6/15/2018	811	809,251
Beam Suntory, Inc.	1.875%		5/15/2017	14,133	14,155,429
Pernod Ricard SA (France)†(c)	2.95%		1/15/2017	27,050	27,112,918
Total					42,077,598

Building Materials 0.37%
Cemex SAB de CV (Mexico)†(c)	5.63%	#	10/15/2018	12,000	12,456,000
Fortune Brands Home & Security, Inc.	3.00%		6/15/2020	14,469	14,629,939
Martin Marietta Materials, Inc.	1.938%	#	6/30/2017	55,851	55,959,965
Martin Marietta Materials, Inc.	6.60%		4/15/2018	22,573	23,909,592
Owens Corning	9.00%		6/15/2019	6,772	7,761,112
Standard Industries, Inc.†	5.125%		2/15/2021	8,200	8,569,000
USG Corp.†	5.875%		11/1/2021	4,269	4,457,092
Vulcan Materials Co.	7.50%		6/15/2021	6,693	7,947,938
Total					135,690,638

Business Services 0.45%
APX Group, Inc.	6.375%		12/1/2019	19,579	20,166,370
Chicago Parking Meters LLC†	5.489%		12/30/2020	18,880	19,690,235
ERAC USA Finance LLC†	6.375%		10/15/2017	1,803	1,877,037
HPHT Finance 15 Ltd.†	2.25%		3/17/2018	17,700	17,712,479
Korea Expressway Corp. (South Korea)†(c)	1.625%		4/28/2017	4,800	4,798,488
NES Rentals Holdings, Inc.†	7.875%		5/1/2018	20,588	20,485,060
Verisk Analytics, Inc.	4.875%		1/15/2019	2,330	2,449,601

See Notes to Financial Statements.	231

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
Western Union Co. (The)	2.875%		12/10/2017	$48,503	$49,129,659
Western Union Co. (The)	3.35%		5/22/2019	24,500	24,993,993
Western Union Co. (The)	3.65%		8/22/2018	$6,934	$7,119,873
Total					168,422,795

Chemicals 1.03%
Albemarle Corp.	3.00%		12/1/2019	3,190	3,249,155
Blue Cube Spinco, Inc.	9.75%		10/15/2023	49,276	58,145,680
Celanese US Holdings LLC	5.875%		6/15/2021	48,462	54,243,032
Equate Petrochemical BV (Netherlands)†(c)	3.00%		3/3/2022	25,628	24,263,950
LyondellBasell Industries NV	5.00%		4/15/2019	28,653	30,342,839
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%		12/1/2018	18,868	18,773,660
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%		1/15/2021	18,955	18,386,350
RPM International, Inc.	6.50%		2/15/2018	20,417	21,487,647
Westlake Chemical Corp.†	4.625%		2/15/2021	36,524	38,076,270
Westlake Chemical Corp.†	4.875%		5/15/2023	42,281	44,025,091
Yara International ASA (Norway)†(c)	7.875%		6/11/2019	62,638	70,430,606
Total					381,424,280

Computer Hardware 1.08%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	3.48%		6/1/2019	115,938	118,159,604
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	4.42%		6/15/2021	96,229	99,118,468
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	5.875%		6/15/2021	19,126	20,151,574
Hewlett Packard Enterprise Co.†	2.70%		10/5/2017	26,825	27,119,673
Hewlett Packard Enterprise Co.†	2.848%	#	10/5/2017	5,164	5,222,580
Hewlett Packard Enterprise Co.†	3.038%	#	10/5/2018	700	716,199
Hewlett Packard Enterprise Co.†	3.10%		10/5/2018	117,445	119,224,057
Leidos Holdings, Inc.	4.45%		12/1/2020	7,518	7,743,540
NetApp, Inc.	2.00%		12/15/2017	2,293	2,298,444
Total					399,754,139

Computer Software 0.68%
Activision Blizzard, Inc.†	6.125%		9/15/2023	33,974	37,132,325
Change Healthcare Holdings, Inc.	11.00%		12/31/2019	43,586	45,122,406
Dun & Bradstreet Corp. (The)	3.25%		12/1/2017	38,949	39,418,920
Fidelity National Information Services, Inc.	2.85%		10/15/2018	42,571	43,329,062
Fidelity National Information Services, Inc.	5.00%		3/15/2022	3,969	4,089,158
First Data Corp.†	6.75%		11/1/2020	58,200	60,515,021
Rackspace Hosting, Inc.†	6.50%		1/15/2024	19,652	22,476,975
Total					252,083,867

232	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Construction/Homebuilding 0.16%
Brookfield Residential Properties, Inc. (Canada)†(c)	6.50%	12/15/2020	$27,716	$28,270,320
William Lyon Homes, Inc.	8.50%	11/15/2020	30,322	31,686,490
Total				59,956,810

Containers 0.22%
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	6,715	6,631,062
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	64,905	66,852,150
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%	2/15/2021	6,075	6,275,661
WestRock RKT Co.	4.45%	3/1/2019	1,280	1,339,177
Total				81,098,050

Diversified 0.08%
DH Services Luxembourg Sarl (Luxembourg)†(c)	7.75%	12/15/2020	28,384	29,549,163

Drugs 2.10%
Actavis Funding SCS (Luxembourg)(c)	2.35%	3/12/2018	20,015	20,141,275
Actavis, Inc.	1.875%	10/1/2017	4,039	4,047,393
Bayer US Finance LLC†	1.50%	10/6/2017	36,435	36,393,501
Bayer US Finance LLC†	2.375%	10/8/2019	54,707	54,927,250
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	40,214	40,250,595
Forest Laboratories LLC†	4.375%	2/1/2019	201,780	209,993,253
Forest Laboratories LLC†	5.00%	12/15/2021	15,204	16,440,268
Mylan NV†	3.00%	12/15/2018	24,082	24,333,994
Mylan NV†	3.15%	6/15/2021	24,111	23,755,725
Mylan NV†	3.75%	12/15/2020	20,100	20,444,534
Mylan, Inc.	2.55%	3/28/2019	37,859	37,835,868
Mylan, Inc.	2.60%	6/24/2018	97,234	97,729,407
Nature’s Bounty Co. (The)†	7.625%	5/15/2021	14,769	14,602,849
Perrigo Co. plc (Ireland)(c)	2.30%	11/8/2018	55,627	55,713,444
Shire Acquisitions Investments Ireland DAC (Ireland)(c)	1.90%	9/23/2019	56,037	55,337,546
Zoetis, Inc.	1.875%	2/1/2018	65,388	65,307,507
Total				777,254,409

Electric: Power 1.76%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(c)	2.50%	1/12/2018	23,300	23,364,797
Cleveland Electric Illuminating Co. (The)	5.70%	4/1/2017	11,296	11,443,029
Cleveland Electric Illuminating Co. (The)	7.88%	11/1/2017	1,000	1,055,383

See Notes to Financial Statements.	233

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Cleveland Electric Illuminating Co. (The)	8.875%	11/15/2018	$14,991	$16,946,711
Dominion Resources, Inc.	2.962%	7/1/2019	20,921	21,215,212
Dominion Resources, Inc.	4.104%	4/1/2021	60,806	63,562,458
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	13,265	14,893,464
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	9,316	10,449,944
Enel Finance International NV (Netherlands)†(c)	6.25%	9/15/2017	2,175	2,251,958
Entergy Corp.	4.70%	1/15/2017	63,947	64,008,773
Exelon Generation Co. LLC	2.95%	1/15/2020	33,489	33,951,852
Exelon Generation Co. LLC	5.20%	10/1/2019	6,153	6,613,940
Exelon Generation Co. LLC	6.20%	10/1/2017	10,077	10,456,681
Israel Electric Corp. Ltd. (Israel)†(c)	6.70%	2/10/2017	24,230	24,416,813
Jersey Central Power & Light Co.	5.65%	6/1/2017	22,522	22,967,260
Jersey Central Power & Light Co.	7.35%	2/1/2019	4,202	4,621,784
Metropolitan Edison Co.	7.70%	1/15/2019	17,918	19,810,947
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	63,945	64,745,080
Pennsylvania Electric Co.	5.20%	4/1/2020	2,070	2,201,476
Pennsylvania Electric Co.	6.05%	9/1/2017	3,854	3,972,726
Pepco Holdings LLC	6.125%	6/1/2017	22,992	23,390,290
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%	12/15/2017	14,085	14,542,579
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%	5/1/2021	25,042	27,105,912
Progress Energy, Inc.	7.05%	3/15/2019	5,911	6,565,017
PSEG Power LLC	5.125%	4/15/2020	2,491	2,684,573
Public Service Co. of New Mexico	7.95%	5/15/2018	25,541	27,692,267
Puget Energy, Inc.	6.00%	9/1/2021	28,631	32,277,874
Red Oak Power LLC	8.54%	11/30/2019	11,003	11,057,887
TECO Finance, Inc.	5.15%	3/15/2020	9,316	10,021,277
TECO Finance, Inc.	6.572%	11/1/2017	13,463	14,051,454
TransAlta Corp. (Canada)(c)	1.90%	6/3/2017	58,084	57,993,505
Total				650,332,923

Electrical Equipment 0.65%
KLA-Tencor Corp.	2.375%	11/1/2017	38,180	38,413,661
KLA-Tencor Corp.	3.375%	11/1/2019	58,284	59,749,260
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.125%	6/1/2021	79,955	83,552,975
NXP BV/NXP Funding LLC (Netherlands)†(c)	5.75%	2/15/2021	15,149	15,736,024
NXP BV/NXP Funding LLC (Netherlands)†(c)	5.75%	3/15/2023	42,373	44,915,380
Total				242,367,300

234	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.08%
Arrow Electronics, Inc.	3.00%	3/1/2018	$183	$185,023
Jabil Circuit, Inc.	8.25%	3/15/2018	26,185	28,243,141
Total				28,428,164

Entertainment 0.40%
CCM Merger, Inc.†	9.125%	5/1/2019	24,387	25,326,875
Churchill Downs, Inc.	5.375%	12/15/2021	3,092	3,215,680
Churchill Downs, Inc.†	5.375%	12/15/2021	18,781	19,532,240
Greektown Holdings LLC/Greektown
Mothership Corp.†	8.875%	3/15/2019	20,638	21,695,697
Isle of Capri Casinos, Inc.	8.875%	6/15/2020	10,630	11,161,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp.†	6.125%	8/15/2021	7,221	7,365,420
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	21,310	21,523,100
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	12,933	13,062,330
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	23,039	24,997,315
Total				147,880,157

Financial Services 3.83%
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust (Ireland)(c)	3.75%	5/15/2019	9,612	9,804,240
Air Lease Corp.	5.625%	4/1/2017	263,354	267,254,273
Bear Stearns Cos. LLC (The)	6.40%	10/2/2017	21,059	21,914,817
Bear Stearns Cos. LLC (The)	7.25%	2/1/2018	109,621	116,453,896
CIT Group, Inc.	3.875%	2/19/2019	6,601	6,733,020
CIT Group, Inc.	4.25%	8/15/2017	26,013	26,442,995
CIT Group, Inc.	5.25%	3/15/2018	5,925	6,142,566
CIT Group, Inc.†	5.50%	2/15/2019	92,102	97,455,429
Discover Financial Services	6.45%	6/12/2017	30,653	31,403,845
E*TRADE Financial Corp.	4.625%	9/15/2023	5,399	5,488,175
E*TRADE Financial Corp.	5.375%	11/15/2022	50,693	53,734,935
International Lease Finance Corp.	5.875%	4/1/2019	49,735	53,092,113
International Lease Finance Corp.	6.25%	5/15/2019	56,216	60,645,821
International Lease Finance Corp.†	7.125%	9/1/2018	80,955	87,836,175
International Lease Finance Corp.	8.25%	12/15/2020	5,870	6,882,575
International Lease Finance Corp.	8.875%	9/1/2017	7,879	8,282,799
Jefferies Group LLC	8.50%	7/15/2019	118,123	134,434,014
Lazard Group LLC	4.25%	11/14/2020	20,011	21,004,326
Lazard Group LLC	6.85%	6/15/2017	17,040	17,521,670
Macquarie Group Ltd. (Australia)†(c)	6.00%	1/14/2020	21,622	23,502,033

See Notes to Financial Statements.	235

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Macquarie Group Ltd. (Australia)†(c)	7.625%	8/13/2019	$7,526	$8,467,013
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	22,820	23,447,550
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	41,450	43,574,313
Navient Corp.	4.875%	6/17/2019	64,165	66,089,950
Navient Corp.	5.50%	1/15/2019	41,437	42,870,720
Navient Corp.	8.00%	3/25/2020	9,552	10,519,140
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	76,786	79,761,457
NFP Corp.†	9.00%	7/15/2021	23,405	24,311,944
Raymond James Financial, Inc.	8.60%	8/15/2019	21,256	24,484,212
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	37,266	37,577,884
Total				1,417,133,900

Food 0.56%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%	3/15/2018	21,556	21,205,715
Bumble Bee Holdings, Inc.†	9.00%	12/15/2017	13,238	13,105,620
Grupo Bimbo SAB de CV (Mexico)†(c)	4.875%	6/30/2020	13,734	14,673,351
JBS USA LUX SA/JBS USA Finance, Inc. †	7.25%	6/1/2021	109,608	113,444,280
JBS USA LUX SA/JBS USA Finance, Inc.†	8.25%	2/1/2020	9,651	9,964,657
Koninklijke Ahold Delhaize NV (Netherlands)(c)	6.50%	6/15/2017	1,500	1,537,702
Minerva Luxembourg SA (Luxembourg)†(c)	12.25%	2/10/2022	4,820	5,229,700
Want Want China Finance Ltd. (China)†(c)	1.875%	5/14/2018	28,822	28,613,848
Total				207,774,873

Health Care Products 0.64%
Abbott Laboratories	2.35%	11/22/2019	57,232	57,319,565
Abbott Laboratories	2.90%	11/30/2021	47,691	47,540,201
Life Technologies Corp.	5.00%	1/15/2021	1,600	1,710,059
Life Technologies Corp.	6.00%	3/1/2020	24,512	26,850,911
Zimmer Biomet Holdings, Inc.	2.00%	4/1/2018	39,818	39,850,253
Zimmer Biomet Holdings, Inc.	2.70%	4/1/2020	60,419	60,435,434
Zimmer Biomet Holdings, Inc.	4.625%	11/30/2019	1,500	1,592,512
Total				235,298,935

Health Care Services 0.05%
Anthem, Inc.	2.25%	8/15/2019	5,374	5,367,288
Laboratory Corp. of America Holdings	2.20%	8/23/2017	750	753,004
Universal Health Services, Inc.†	3.75%	8/1/2019	12,613	12,786,429
Total				18,906,721

236	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Household Equipment/Products 0.03%
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	$6,640	$6,764,500
Newell Brands, Inc.	6.25%	4/15/2018	3,065	3,242,945
Total				10,007,445

Insurance 0.72%
CNA Financial Corp.	5.875%	8/15/2020	9,696	10,739,668
Fidelity National Financial, Inc.	6.60%	5/15/2017	33,420	34,085,660
HUB International Ltd.†	9.25%	2/15/2021	27,434	28,394,190
Kemper Corp.	6.00%	5/15/2017	27,087	27,603,332
Lincoln National Corp.	7.00%	3/15/2018	733	780,790
Lincoln National Corp.	8.75%	7/1/2019	19,044	22,022,596
Protective Life Corp.	7.375%	10/15/2019	12,708	14,457,764
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	67,861	69,154,838
Willis North America, Inc.	6.20%	3/28/2017	58,769	59,620,915
Total				266,859,753

Leasing 0.46%
Aviation Capital Group Corp.†	2.875%	9/17/2018	48,130	48,912,113
Aviation Capital Group Corp.†	4.625%	1/31/2018	11,369	11,689,833
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	5,619	5,640,476
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	6,845	6,935,648
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	43,175	43,659,208
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	3,483	3,549,619
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	47,920	48,380,463
Total				168,767,360

Leisure 0.03%
Carlson Wagonlit BV (Netherlands)†(c)	6.875%	6/15/2019	12,143	12,600,548

Lodging 0.38%
Caesar’s Entertainment Resort Properties LLC/ Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	49,280	53,838,400
Caesar’s Growth Properties Holdings LLC/ Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	9,526	10,240,450
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021	18,273	18,867,750
Hyatt Hotels Corp.†	6.875%	8/15/2019	5,035	5,626,290
Starwood Hotels & Resorts Worldwide LLC	6.75%	5/15/2018	11,268	12,040,511
Station Casinos LLC	7.50%	3/1/2021	35,087	36,775,843

See Notes to Financial Statements.	237

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Lodging (continued)
Wyndham Worldwide Corp.	2.50%	3/1/2018		$4,598	$4,631,197
Total					142,020,441

Machinery: Agricultural 0.23%
Imperial Brands Finance plc (United Kingdom)†(c)	2.05%	2/11/2018		7,850	7,865,598
Viterra, Inc. (Canada)†(c)	5.95%	8/1/2020		71,716	76,081,353
Total					83,946,951

Machinery: Industrial/Specialty 0.08%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019		9,993	10,367,738
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021		19,416	19,852,860
Total					30,220,598

Manufacturing 0.13%
Crane Co.	2.75%	12/15/2018		9,035	9,156,900
Pentair Finance SA (Luxembourg)(c)	1.875%	9/15/2017		5,681	5,688,942
Pentair Finance SA (Luxembourg)(c)	2.90%	9/15/2018		18,840	19,053,834
Smith & Wesson Holding Corp.†	5.00%	7/15/2018		2,100	2,110,500
Textron, Inc.	5.60%	12/1/2017		10,666	11,079,958
Total					47,090,134

Media 1.33%
Block Communications, Inc.†	7.25%	2/1/2020		18,453	18,868,193
Cox Communications, Inc.†	5.875%	12/1/2016		41,817	41,817,000
Cox Communications, Inc.†	6.25%	6/1/2018		5,015	5,289,501
Cox Communications, Inc.†	9.375%	1/15/2019		18,951	21,507,831
CSC Holdings LLC†	10.125%	1/15/2023		26,200	30,261,000
Discovery Communications LLC	5.625%	8/15/2019		10,045	10,906,720
DISH DBS Corp.	5.875%	7/15/2022		36,148	37,503,550
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022		13,467	13,988,846
NBCUniversal Enterprise, Inc.†	5.25%	–	(d)	31,485	33,098,606
Scripps Networks Interactive, Inc.	2.75%	11/15/2019		16,770	16,995,724
Sirius XM Radio, Inc.†	5.25%	8/15/2022		42,417	44,484,829
Sky plc (United Kingdom)†(c)	6.10%	2/15/2018		5,000	5,230,915
Sky plc (United Kingdom)†(c)	9.50%	11/15/2018		15,282	17,421,572
Thomson Reuters Corp.	1.65%	9/29/2017		4,795	4,801,814
Time Warner Cable LLC	8.25%	4/1/2019		56,096	63,346,576
Time Warner Cable LLC	8.75%	2/14/2019		25,144	28,488,906
Viacom, Inc.	2.20%	4/1/2019		4,453	4,439,062

238	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Viacom, Inc.	2.75%		12/15/2019	$22,660	$22,837,383
Viacom, Inc.	5.625%		9/15/2019	3,000	3,249,180
Viacom, Inc.	6.125%		10/5/2017	29,514	30,573,523
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%		9/1/2020	35,952	37,255,260
Total					492,365,991

Metals & Minerals: Miscellaneous 1.21%
Alamos Gold, Inc. (Canada)†(c)	7.75%		4/1/2020	7,332	7,698,600
Barrick Gold Corp. (Canada)(c)	6.95%		4/1/2019	3,269	3,589,807
Barrick North America Finance LLC	4.40%		5/30/2021	52,263	55,565,499
Barrick PD Australia Finance Pty Ltd. (Australia)(c)	4.95%		1/15/2020	1,644	1,744,332
Coeur Mining, Inc.	7.875%		2/1/2021	8,618	8,984,265
Corp. Nacional del Cobre de Chile (Chile)†(c)	3.875%		11/3/2021	19,918	20,150,443
Corp. Nacional del Cobre de Chile (Chile)†(c)	7.50%		1/15/2019	2,850	3,132,600
Eldorado Gold Corp. (Canada)†(c)	6.125%		12/15/2020	24,269	24,572,362
Glencore Finance Canada Ltd. (Canada)†(c)	2.70%		10/25/2017	66,900	67,049,789
Glencore Finance Canada Ltd. (Canada)†(c)	3.60%		1/15/2017	21,184	21,211,497
Glencore Finance Canada Ltd. (Canada)†(c)	4.95%		11/15/2021	22,762	23,840,805
Glencore Funding LLC†	2.24%	#	1/15/2019	29,075	28,929,625
Goldcorp, Inc. (Canada)(c)	2.125%		3/15/2018	14,561	14,568,484
Goldcorp, Inc. (Canada)(c)	3.625%		6/9/2021	57,484	58,647,074
Hecla Mining Co.	6.875%		5/1/2021	13,789	14,116,489
New Gold, Inc. (Canada)†(c)	7.00%		4/15/2020	46,843	48,365,397
Teck Resources Ltd. (Canada)(c)	4.50%		1/15/2021	29,900	30,610,125
Teck Resources Ltd. (Canada)†(c)	8.00%		6/1/2021	13,263	14,601,237
Total					447,378,430

Natural Gas 0.18%
CenterPoint Energy Resources Corp.	4.50%		1/15/2021	20,520	21,542,902
CenterPoint Energy Resources Corp.	6.00%		5/15/2018	1,250	1,314,345
CenterPoint Energy Resources Corp.	6.125%		11/1/2017	9,461	9,850,812
CenterPoint Energy, Inc.	5.95%		2/1/2017	33,648	33,883,536
Sempra Energy	6.15%		6/15/2018	1,555	1,651,469
Total					68,243,064

Oil 4.44%
Afren plc (United Kingdom)†(a)(c)	6.625%		12/9/2020	8,099	42,117
Afren plc (United Kingdom)†(a)(c)	10.25%		4/8/2019	11,027	57,340
Afren plc (United Kingdom)†(a)(c)	11.50%		2/1/2016	16,833	87,532

See Notes to Financial Statements.	239

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Anadarko Holding Co.	7.05%		5/15/2018	$5,862	$6,152,626
Anadarko Petroleum Corp.	6.95%		6/15/2019	59,078	65,233,041
Anadarko Petroleum Corp.	8.70%		3/15/2019	92,316	104,765,828
Bill Barrett Corp.	7.00%		10/15/2022	3,044	2,671,110
Canadian Natural Resources Ltd. (Canada)(c)	1.75%		1/15/2018	19,141	19,069,987
Canadian Natural Resources Ltd. (Canada)(c)	5.70%		5/15/2017	140,876	143,415,290
Canadian Natural Resources Ltd. (Canada)(c)	5.90%		2/1/2018	7,043	7,353,153
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	4,740	4,858,500
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	69,898	72,519,175
Cenovus Energy, Inc. (Canada)(c)	5.70%		10/15/2019	4,450	4,736,918
Chaparral Energy, Inc.(a)	8.25%		9/1/2021	18,815	15,710,525
Chaparral Energy, Inc.(a)	9.875%		10/1/2020	31,305	25,983,150
Cimarex Energy Co.	5.875%		5/1/2022	41,388	43,171,906
Clayton Williams Energy, Inc.	7.75%		4/1/2019	4,979	5,028,790
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%		5/9/2018	9,900	9,875,527
CNPC General Capital Ltd. (China)†(c)	1.802%	#	5/14/2017	27,800	27,788,046
CNPC General Capital Ltd. (China)†(c)	2.75%		4/19/2017	9,800	9,835,956
Concho Resources, Inc.	6.50%		1/15/2022	24,560	25,542,400
CrownRock LP/CrownRock Finance, Inc.†	7.125%		4/15/2021	16,415	17,112,638
Denbury Resources, Inc.	5.50%		5/1/2022	24,678	20,297,655
Devon Energy Corp.	4.00%		7/15/2021	3,853	3,954,411
Encana Corp. (Canada)(c)	6.50%		5/15/2019	91,259	98,158,180
Endeavor Energy Resources LP/EER Finance, Inc.†	7.00%		8/15/2021	37,525	38,650,750
Eni SpA (Italy)†(c)	4.15%		10/1/2020	13,256	13,773,978
EOG Resources, Inc.	5.625%		6/1/2019	31,199	33,745,681
MEG Energy Corp. (Canada)†(c)	6.50%		3/15/2021	20,961	18,969,705
Newfield Exploration Co.	5.75%		1/30/2022	27,880	28,995,200
Nexen Energy ULC (Canada)(c)	6.20%		7/30/2019	8,005	8,774,729
Noble Energy, Inc.	5.625%		5/1/2021	62,441	64,855,156
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%		11/15/2020	1,914	1,989,364
OGX Austria GmbH (Austria)†(a)(c)	8.50%		6/1/2018	31,150	623
Parsley Energy LLC/Parsley Finance Corp.†	7.50%		2/15/2022	40,037	42,589,359
PDC Energy, Inc.	7.75%		10/15/2022	15,753	16,698,180
Permian Resources LLC†	13.00%		11/30/2020	16,446	19,159,590
Petroleos Mexicanos (Mexico)†(c)	5.50%		2/4/2019	63,661	66,175,610
Petroleos Mexicanos (Mexico)(c)	5.75%		3/1/2018	66,325	68,878,512
Pioneer Natural Resources Co.	6.65%		3/15/2017	13,919	14,124,556

240	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Pioneer Natural Resources Co.	6.875%		5/1/2018	$26,129	$27,812,073
Pioneer Natural Resources Co.	7.50%		1/15/2020	3,053	3,471,908
Precision Drilling Corp. (Canada)(c)	6.625%		11/15/2020	33,775	34,112,750
Range Resources Corp.†	5.75%		6/1/2021	36,737	37,288,055
Range Resources Corp.†	5.875%		7/1/2022	55,267	55,819,670
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	6.75%		9/30/2019	12,925	14,488,873
Sanchez Energy Corp.	6.125%		1/15/2023	16,745	14,735,600
Seven Generations Energy Ltd. (Canada)†(c)	6.875%		6/30/2023	11,308	11,958,210
Seven Generations Energy Ltd. (Canada)†(c)	8.25%		5/15/2020	33,466	35,766,788
Sinopec Group Overseas Development 2012 Ltd.†	2.75%		5/17/2017	10,375	10,424,468
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	19,500	19,703,600
Sinopec Group Overseas Development 2014 Ltd.†	1.656%	#	4/10/2017	37,800	37,809,337
SM Energy Co.	6.125%		11/15/2022	4,675	4,710,063
SM Energy Co.	6.50%		11/15/2021	39,628	40,172,885
SM Energy Co.	6.50%		1/1/2023	4,506	4,551,060
Suncor Energy, Inc. (Canada)(c)	6.10%		6/1/2018	25,884	27,421,613
Sunoco, Inc.	5.75%		1/15/2017	24,054	24,162,339
Valero Energy Corp.	9.375%		3/15/2019	52,443	60,639,002
Western Refining, Inc.	6.25%		4/1/2021	10,190	10,630,208
Total					1,646,481,296

Oil: Crude Producers 3.66%
Buckeye Partners LP	2.65%		11/15/2018	16,345	16,462,145
Buckeye Partners LP	4.875%		2/1/2021	8,650	9,189,163
Buckeye Partners LP	6.05%		1/15/2018	30,661	31,978,687
Columbia Pipeline Group, Inc.	2.45%		6/1/2018	15,291	15,378,816
Columbia Pipeline Group, Inc.	3.30%		6/1/2020	43,974	44,627,630
DCP Midstream LLC†	9.75%		3/15/2019	36,058	40,384,960
Enbridge Energy Partners LP	4.375%		10/15/2020	13,965	14,606,161
Enbridge Energy Partners LP	5.20%		3/15/2020	11,550	12,315,499
Enbridge Energy Partners LP	6.50%		4/15/2018	5,285	5,579,855
Enbridge Energy Partners LP	9.875%		3/1/2019	65,597	74,736,761
Energy Transfer Partners LP	2.50%		6/15/2018	14,444	14,466,778
Energy Transfer Partners LP	9.00%		4/15/2019	98,113	111,869,424
Energy Transfer Partners LP	9.70%		3/15/2019	51,882	59,792,449
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%		6/1/2022	85,034	89,408,149

See Notes to Financial Statements.	241

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Enterprise Products Operating LLC	6.30%	9/15/2017	$12,359	$12,772,816
Florida Gas Transmission Co. LLC†	5.45%	7/15/2020	13,759	14,763,600
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	19,635	22,022,027
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	9,371	9,660,573
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.†	5.50%	5/15/2022	42,685	44,156,480
Holly Energy Partners LP/Holly Energy Finance Corp.	6.50%	3/1/2020	26,924	27,702,104
Kinder Morgan Energy Partners LP	5.30%	9/15/2020	400	428,793
Kinder Morgan Energy Partners LP	5.95%	2/15/2018	12,955	13,504,694
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	9,478	10,437,591
Kinder Morgan Energy Partners LP	6.85%	2/15/2020	295	328,781
Kinder Morgan Energy Partners LP	9.00%	2/1/2019	1,000	1,129,897
Kinder Morgan, Inc.	7.25%	6/1/2018	55,303	59,243,726
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	50,957	53,122,672
MPLX LP	5.50%	2/15/2023	32,695	33,913,379
ONEOK Partners LP	2.00%	10/1/2017	45,355	45,464,578
ONEOK Partners LP	3.20%	9/15/2018	5,405	5,525,515
Panhandle Eastern Pipeline Co. LP	6.20%	11/1/2017	9,443	9,754,128
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	19,692	20,871,118
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023	47,101	48,704,459
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	83,647	86,292,838
Rockies Express Pipeline LLC†	6.00%	1/15/2019	20,795	21,730,775
Rockies Express Pipeline LLC†	6.85%	7/15/2018	9,595	10,122,725
Sabine Pass Liquefaction LLC	5.625%	2/1/2021	36,209	38,562,585
Spectra Energy Capital LLC	6.20%	4/15/2018	1,929	2,023,037
Spectra Energy Partners LP	2.95%	9/25/2018	1,000	1,015,248
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	47,827	50,068,891
Texas Eastern Transmission LP†	6.00%	9/15/2017	6,151	6,341,761
TransCanada PipeLines Ltd. (Canada)(c)	1.875%	1/12/2018	4,913	4,914,341
TransCanada PipeLines Ltd. (Canada)(c)	6.50%	8/15/2018	1,205	1,295,215
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	37,253	37,736,730
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	119,336	122,546,377
Total				1,356,953,931

Oil: Integrated Domestic 0.71%
Cameron International Corp.	1.40%	6/15/2017	10,533	10,522,162
FMC Technologies, Inc.	2.00%	10/1/2017	30,603	30,622,800

242	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic (continued)
Halliburton Co.	2.00%	8/1/2018	$2,650	$2,655,814
Halliburton Co.	5.90%	9/15/2018	1,335	1,426,520
Halliburton Co.	6.15%	9/15/2019	12,916	14,246,128
National Oilwell Varco, Inc.	1.35%	12/1/2017	53,505	53,327,577
SESI LLC	6.375%	5/1/2019	32,759	32,513,307
Trinidad Drilling Ltd. (Canada)†(c)	7.875%	1/15/2019	8,974	8,884,260
Weatherford International Ltd.	7.75%	6/15/2021	19,286	18,924,388
Weatherford International Ltd.	9.625%	3/1/2019	85,774	91,006,214
Total				264,129,170

Paper & Forest Products 0.00%
International Paper Co.	9.375%	5/15/2019	1,302	1,516,747

Real Estate Investment Trusts 1.77%
American Tower Corp.	7.25%	5/15/2019	82,583	91,107,548
Brandywine Operating Partnership LP	4.95%	4/15/2018	6,852	7,109,279
Brandywine Operating Partnership LP	5.70%	5/1/2017	5,289	5,373,518
DDR Corp.	7.50%	4/1/2017	23,468	23,905,373
DDR Corp.	7.50%	7/15/2018	2,395	2,596,848
DDR Corp.	7.875%	9/1/2020	5,152	6,018,247
Digital Realty Trust LP	3.40%	10/1/2020	9,650	9,881,590
Digital Realty Trust LP	5.875%	2/1/2020	78,189	85,404,203
DuPont Fabros Technology LP	5.875%	9/15/2021	2,475	2,584,828
EPR Properties	7.75%	7/15/2020	71,321	81,209,157
First Industrial LP	7.50%	12/1/2017	3,950	4,157,339
HCP, Inc.	2.625%	2/1/2020	12,481	12,496,926
HCP, Inc.	3.75%	2/1/2019	23,271	23,928,499
HCP, Inc.	5.375%	2/1/2021	14,800	16,223,730
HCP, Inc.	5.625%	5/1/2017	4,776	4,855,172
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	15,044	16,626,870
Hospitality Properties Trust	6.70%	1/15/2018	5,210	5,360,876
Kilroy Realty LP	4.80%	7/15/2018	22,323	23,183,195
Kilroy Realty LP	6.625%	6/1/2020	10,185	11,426,501
MPT Operating Partnership LP/MPT Finance Corp.	6.375%	2/15/2022	19,290	19,820,475
National Retail Properties, Inc.	6.875%	10/15/2017	1,925	2,009,099
SL Green Realty Corp.	5.00%	8/15/2018	11,525	11,971,236
SL Green Realty Corp.	7.75%	3/15/2020	35,976	40,834,883
VEREIT Operating Partnership LP	3.00%	2/6/2019	102,084	102,114,625
VEREIT Operating Partnership LP	4.125%	6/1/2021	8,116	8,359,480

See Notes to Financial Statements.	243

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Vornado Realty LP	2.50%		6/30/2019	$889	$892,863
Welltower, Inc.	2.25%		3/15/2018	1,784	1,793,259
Welltower, Inc.	4.125%		4/1/2019	8,628	8,966,442
Welltower, Inc.	4.70%		9/15/2017	2,340	2,395,280
Weyerhaeuser Co.	4.70%		3/15/2021	14,458	15,355,032
Weyerhaeuser Co.	7.375%		10/1/2019	5,227	5,906,672
Total					653,869,045

Retail 0.14%
Jo-Ann Stores LLC†	8.125%		3/15/2019	9,313	9,266,435
Macy’s Retail Holdings, Inc.	7.45%		7/15/2017	3,705	3,841,426
Marks & Spencer plc (United Kingdom)†(c)	6.25%		12/1/2017	17,020	17,701,157
Neiman Marcus Group Ltd. LLC†	8.00%		10/15/2021	28,421	22,452,590
Total					53,261,608

Savings & Loan 0.06%
Astoria Financial Corp.	5.00%		6/19/2017	20,438	20,744,141

Steel 0.13%
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC (Australia)†(c)	6.50%		5/15/2021	19,165	20,219,075
GTL Trade Finance, Inc.†	7.25%		10/20/2017	4,226	4,395,040
Nucor Corp.	5.75%		12/1/2017	8,906	9,255,035
Nucor Corp.	5.85%		6/1/2018	14,575	15,447,022
Total					49,316,172

Technology 0.89%
Alibaba Group Holding Ltd. (China)(c)(e)	1.625%		11/28/2017	48,570	48,499,525
Alibaba Group Holding Ltd. (China)(c)	2.50%		11/28/2019	74,282	74,830,275
Baidu, Inc. (China)(c)	2.25%		11/28/2017	23,350	23,450,242
Baidu, Inc. (China)(c)(e)	2.75%		6/9/2019	21,550	21,868,724
Baidu, Inc. (China)(c)	3.25%		8/6/2018	26,100	26,623,488
eBay, Inc.	1.366%	#	8/1/2019	500	496,882
Expedia, Inc.	7.456%		8/15/2018	51,996	56,592,914
Symantec Corp.	2.75%		6/15/2017	14,346	14,407,344
Tencent Holdings Ltd. (China)†(c)	2.00%		5/2/2017	14,800	14,815,436
Tencent Holdings Ltd. (China)†(c)	3.375%		5/2/2019	32,546	33,401,862
Tencent Holdings Ltd. (China)†(c)	4.625%		12/12/2016	13,100	13,107,703
Total					328,094,395

244	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 1.48%
AT&T, Inc.	5.50%	2/1/2018	$9,509	$9,901,532
BellSouth LLC†	4.40%	4/26/2017	184,331	186,426,290
Digicel Group Ltd. (Jamaica)†(c)	8.25%	9/30/2020	49,100	41,366,750
FairPoint Communications, Inc.†	8.75%	8/15/2019	8,878	9,177,633
Frontier Communications Corp.	8.875%	9/15/2020	76,266	79,888,635
Frontier Communications Corp.	9.25%	7/1/2021	9,071	9,331,791
GTH Finance BV (Netherlands)†(c)	6.25%	4/26/2020	9,400	9,781,170
Millicom International Cellular SA (Luxembourg)†(c)	4.75%	5/22/2020	4,000	4,035,000
Nortel Networks Ltd. (Canada)(a)(c)	10.75%	7/15/2016	37,975	37,880,062
Sprint Communications, Inc.†	9.00%	11/15/2018	9,558	10,525,747
T-Mobile USA, Inc.	6.464%	4/28/2019	66,220	67,378,850
T-Mobile USA, Inc.	6.542%	4/28/2020	940	971,432
T-Mobile USA, Inc.	6.625%	11/15/2020	37,526	38,417,242
Telefonica Emisiones SAU (Spain)(c)	6.221%	7/3/2017	9,239	9,484,573
Wind Acquisition Finance SA (Italy)†(c)	6.50%	4/30/2020	8,855	9,245,506
Windstream Services LLC	7.75%	10/1/2021	23,947	23,947,000
Total				547,759,213

Textiles Products 0.04%
Springs Industries, Inc.	6.25%	6/1/2021	14,192	14,648,982

Toys 0.00%
Mattel, Inc.	1.70%	3/15/2018	1,108	1,106,976

Transportation: Miscellaneous 0.11%
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	39,702	41,091,570

Utilities 0.00%
United Utilities plc (United Kingdom)(c)	4.55%	6/19/2018	1,500	1,546,944

Wholesale 0.16%
Ingram Micro, Inc.	5.25%	9/1/2017	48,575	49,669,686
Rexel SA (France)†(c)	5.25%	6/15/2020	10,530	10,905,442
Total				60,575,128
Total Corporate Bonds (cost $15,908,736,734)				16,179,137,957

FLOATING RATE LOANS(f) 6.05%

Auto Parts: Original Equipment 0.11%
Allison Transmission, Inc. Term Loan B3	3.25%	9/23/2022	12,791	12,923,323
MPG Holdco I, Inc. 2015 Tranche B1 Term Loan	3.75%	3/21/2019	28,614	28,685,309
Total				41,608,632

See Notes to Financial Statements.	245

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Beverages 0.05%
Molson Coors Brewing Co. Term Loan A	–	(g)	12/14/2018		$19,152	$19,104,120

Business Services 0.05%
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%		6/9/2021		16,839	16,509,324

Chemicals 0.18%
Celanese U.S. Holdings LLC Term Loan A	2.236%		7/15/2021		23,938	23,997,845
INEOS US Finance LLC Cash Dollar Term Loan	3.75%		5/4/2018		43,092	43,214,937
Total						67,212,782

Computer Software 0.22%
Activision Blizzard, Inc. Term Loan	1.856%		8/23/2021		68,014	67,993,198
First Data Corp. 2022 Dollar Term Loan	4.334%		7/8/2022		14,296	14,378,389
Total						82,371,587

Containers 0.22%
Ball Corp. USD Term Loan A	2.356%		6/30/2021		17,100	17,089,312
Ball UK Aquisition Ltd. EUR Term Loan A(b)	1.75%		6/30/2021	EUR	8,215	8,750,532
Owens llinois, Inc. Term Loan A	2.282% - 2.88%		4/22/2020		$37,224	37,054,945
WestRock Co. Closing Date Term Loan	1.735%		7/1/2020		17,653	17,664,030
Total						80,558,819

Electrical Equipment 0.48%
Avago Technologies Cayman Ltd. Term Loan A	2.454%		2/1/2021		72,668	72,622,592
Avago Technologies Cayman Ltd. Term Loan B3	3.538%		2/1/2023		61,652	62,311,843
MKS Instruments, Inc. Tranche B2 Term Loan	4.25%		5/1/2023		2,301	2,318,824
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%		10/14/2021		39,726	39,978,361
Total						177,231,620

Electronics 0.23%
Thermo Fisher Scientific Inc. Term Loan A	1.71%		7/1/2019		84,540	84,539,643

Entertainment 0.13%
Kasima LLC Term Loan	3.25% - 3.34%		5/17/2021		46,187	46,476,127

Financial Services 0.04%
Windsor Financing LLC Facility B Term Loan	6.25%		12/5/2017		15,192	15,115,712

Food 0.18%
Amplify Snack Brands, Inc. Term Loan	6.50%		8/24/2023		18,604	18,278,430
Dole Food Co., Inc. Tranche B Term Loan	4.50% - 6.00%		11/1/2018		24,841	24,946,914
Supervalu, Inc. Term Loan	5.50%		3/21/2019		22,478	22,587,502
Total						65,812,846

246	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Gaming 0.27%
Seminole Tribe of Florida Initial Term Loan	3.088%		4/29/2020	$100,638	$101,036,174

Health Care Services 0.48%
Boston Scientific Corp. Term Loan	2.125%		8/6/2018	10,250	10,224,375
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	2.137%		10/30/2019	42,085	42,014,988
Laboratory Corp. of America Holdings Term Loan	1.856%		2/19/2020	27,901	27,935,501
Medtronic, Inc. Term Loan	1.467%		1/26/2018	30,085	29,953,378
Zimmer biomet Holdings, Inc. Term Loan A	1.856%		9/30/2019	26,325	25,798,500
Zimmer Holdings, Inc. Term Loan	1.912%		5/29/2019	43,422	43,258,769
Total					179,185,511

Household Equipment/Products 0.33%
Dell IInternational LLC Term Loan A1	2.61%		12/31/2018	20,253	20,248,045
Dell International LLC Term Loan A2	2.86%		9/7/2021	104,334	103,246,620
Total					123,494,665

Lodging 0.42%
Las Vegas Sands LLC Term Loan B	3.25%		12/19/2020	155,868	157,068,606

Machinery: Industrial/Specialty 0.04%
Flowserve Corp. 2012 Term Loan	–	(g)	10/14/2020	14,910	14,835,450

Manufacturing 0.31%
Tyco International Holding sarl Term Loan (Luxembourg)(c)	2.214%		3/2/2020	115,320	114,815,475

Media 0.50%
AMC Networks, Inc. Term Loan A	2.035%		12/31/2019	113,993	113,622,698
Charter Communications Operating LLC Term Loan E	3.00%		7/1/2020	72,339	72,633,139
Total					186,255,837

Miscellaneous 0.23%
Harris Corp. 3 Year Tranche Term Loan	2.11%		5/29/2018	51,464	51,464,247
Harris Corp. 5 Year Tranche Term Loan	2.11%		5/29/2020	33,157	33,157,060
Total					84,621,307

Oil 0.01%
Noble Energy, Inc. Initial Term Loan	1.706%		1/6/2019	4,189	4,168,481

See Notes to Financial Statements.	247

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil: Crude Producers 0.12%
Buckeye Partners LP Delayed Draw Term Loan	1.96%		9/30/2019	$44,233	$44,011,835

Real Estate Investment Trusts 0.43%
American Tower Corp. Term Loan	1.79%		1/29/2021	92,044	91,583,780
Crown Castle International Corp. Term Loan	1.985%		1/21/2021	69,106	68,545,224
Total					160,129,004

Retail 0.43%
BJ’s Wholesale Club, Inc. 2013 1st Lien Replacement Loan	4.50%		9/26/2019	29,253	29,344,339
J. Crew Group, Inc. Initial Term Loan	4.00%		3/5/2021	48,991	31,862,682
KFC Holding Co. Term Loan B	3.305%		6/16/2023	10,569	10,689,311
PVH Corp. Tranche A Term Loan	2.05%		5/19/2021	59,320	59,344,553
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021	26,982	27,167,501
Total					158,408,386

Technology 0.09%
Zayo Group LLC 2021 Term Loan	3.75%		5/6/2021	32,922	33,084,062

Telecommunications 0.50%
AT&T, Inc. Tranche A Advance Term Loan	1.839%		3/2/2018	7,079	7,078,745
Verizon Communications Inc. 5 year Term Loan	1.818%		7/31/2019	177,708	177,671,006
Total					184,749,751
Total Floating Rate Loans (cost $2,240,583,967)					2,242,405,756

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.08%

Dominican Republic 0.01%
Dominican Republic†	9.04%		1/23/2018	4,551	4,725,977

Qatar 0.07%
State of Qatar†	5.25%		1/20/2020	23,718	25,794,796
Total Foreign Government Obligations (cost $30,476,062)					30,520,773

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.77%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.69%	#	10/25/2030	51,714	53,693,989
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.302%	#	9/25/2044	4,165	4,239,952
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.169%	#	11/25/2044	6,835	7,057,531
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	6,970	7,183,074
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.883%	#	2/25/2045	6,800	6,769,202
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	32,745	33,488,109
Federal Home Loan Mortgage Corp. 2012-K709 C†	3.872%	#	4/25/2045	10,007	10,148,686
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.952%	#	6/25/2047	11,400	11,731,722

248	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.684%	#	8/25/2045	$17,975	$18,358,727
Federal Home Loan Mortgage Corp. 2012-K711 C†	3.684%	#	8/25/2045	20,300	20,281,661
Federal Home Loan Mortgage Corp. 2013-K502 C†	3.077%	#	3/25/2045	5,000	5,009,409
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.48%	#	5/25/2045	12,100	12,332,463
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.274%	#	4/25/2046	35,440	35,860,432
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.002%	#	10/25/2047	37,094	37,221,262
Federal Home Loan Mortgage Corp. K503 X1 IO	0.58%	#	8/25/2019	286,151	3,047,763
Federal Home Loan Mortgage Corp. K722 X1 IO	1.311%	#	3/25/2023	204,625	13,688,701
Government National Mortgage Assoc. 2013-162 A	2.75%	#	9/16/2046	11,741	11,704,298
Government National Mortgage Assoc. 2013-171 IO	0.943%	#	6/16/2054	45,097	3,229,948
Government National Mortgage Assoc. 2013-193 IO	1.005%	#	1/16/2055	103,899	7,467,220
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	41,433	41,623,719
Government National Mortgage Assoc. 2014-112 A	3.00%	#	1/16/2048	22,403	22,751,196
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	18,401	18,466,643
Government National Mortgage Assoc. 2014-15 IO	0.94%	#	8/16/2054	64,300	4,041,311
Government National Mortgage Assoc. 2014-164 AK	2.90%	#	3/16/2055	16,486	16,596,685
Government National Mortgage Assoc. 2014-172 A	3.05%	#	1/16/2049	13,312	13,458,567
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050	40,602	40,936,171
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	13,703	13,750,140
Government National Mortgage Assoc. 2014-64 IO	1.256%	#	12/16/2054	60,179	4,691,969
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	5,529	5,518,752
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	8,547	8,548,465
Government National Mortgage Assoc. 2014-78 IO	0.71%	#	3/16/2056	57,395	3,179,478
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	41,909	42,370,741
Government National Mortgage Assoc. 2015-22 AS	2.90%		1/16/2049	38,833	39,058,700
Government National Mortgage Assoc. 2015-33 AS	2.90%	#	5/16/2054	33,062	33,526,062
Government National Mortgage Assoc. 2015-41 AD	2.90%	#	8/16/2055	26,549	26,942,251
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	16,570	16,855,113
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $663,121,234)					654,830,112

See Notes to Financial Statements.	249

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.97%
Federal Home Loan Bank	1.125%		4/25/2018	$167,700	$167,906,942
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018	62,291	62,095,655
Federal Home Loan Mortgage Corp.	2.654%	#	2/1/2038	9,145	9,716,008
Federal Home Loan Mortgage Corp.	2.824%	#	5/1/2036	9,639	10,199,519
Federal Home Loan Mortgage Corp.	2.858%	#	10/1/2038	11,186	11,834,324
Federal Home Loan Mortgage Corp.	2.906%	#	4/1/2037	18,173	19,103,455
Federal Home Loan Mortgage Corp.	2.913%	#	12/1/2039	18,749	19,773,062
Federal Home Loan Mortgage Corp.	2.978%	#	5/1/2037	12,468	13,249,502
Federal Home Loan Mortgage Corp.	2.994%	#	12/1/2036	25,165	26,646,900
Federal Home Loan Mortgage Corp.	3.016%	#	12/1/2035	8,911	9,505,013
Federal Home Loan Mortgage Corp.	3.03%	#	9/1/2035	7,928	8,396,610
Federal Home Loan Mortgage Corp.	3.031%	#	6/1/2041	6,554	6,977,248
Federal Home Loan Mortgage Corp.	3.058%	#	10/1/2043	5,640	5,783,510
Federal Home Loan Mortgage Corp.	3.09%	#	9/1/2036	22,693	24,033,154
Federal Home Loan Mortgage Corp.	3.106%	#	11/1/2043	5,327	5,484,931
Federal Home Loan Mortgage Corp.	3.175%	#	12/1/2040	4,660	4,897,548
Federal Home Loan Mortgage Corp.	3.206%	#	2/1/2037	11,130	11,818,382
Federal Home Loan Mortgage Corp.	3.372%	#	6/1/2042	27,319	28,688,756
Federal Home Loan Mortgage Corp.	3.695%	#	12/1/2040	11,260	11,697,710
Federal National Mortgage Assoc.	2.496%	#	6/1/2038	8,252	8,625,330
Federal National Mortgage Assoc.	2.58%		11/1/2018	14,695	14,966,310
Federal National Mortgage Assoc.	2.594%	#	2/1/2036	12,881	13,509,521
Federal National Mortgage Assoc.	2.664%	#	3/1/2039	11,028	11,543,203
Federal National Mortgage Assoc.	2.666%	#	12/1/2035	26,635	28,144,384
Federal National Mortgage Assoc.	2.678%	#	1/1/2038	7,171	7,562,317
Federal National Mortgage Assoc.	2.71%	#	12/1/2045	20,160	20,573,578
Federal National Mortgage Assoc.	2.73%	#	3/1/2038	8,587	9,091,241
Federal National Mortgage Assoc.	2.736%	#	12/1/2045	20,630	21,067,182
Federal National Mortgage Assoc.	2.74%	#	10/1/2035	23,463	24,861,749
Federal National Mortgage Assoc.	2.745%	#	3/1/2038	16,168	17,068,476
Federal National Mortgage Assoc.	2.754%	#	12/1/2036	9,764	10,286,342
Federal National Mortgage Assoc.	2.759%	#	8/1/2037	13,836	14,636,064
Federal National Mortgage Assoc.	2.761%	#	1/1/2038	8,947	9,424,486
Federal National Mortgage Assoc.	2.767%	#	8/1/2038	9,651	10,175,098
Federal National Mortgage Assoc.	2.771%	#	4/1/2038	18,221	19,130,750
Federal National Mortgage Assoc.	2.818%	#	8/1/2034	19,188	20,281,114
Federal National Mortgage Assoc.	2.824%	#	11/1/2038	17,177	18,118,600
Federal National Mortgage Assoc.	2.839%	#	11/1/2036	10,336	10,978,688

250	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.84%	#	9/1/2036	$9,615	$10,113,395
Federal National Mortgage Assoc.	2.844%	#	10/1/2045	22,415	22,928,554
Federal National Mortgage Assoc.	2.862%	#	7/1/2040	13,334	14,122,206
Federal National Mortgage Assoc.	2.865%	#	9/1/2038	9,907	10,455,066
Federal National Mortgage Assoc.	2.868%	#	10/1/2036	10,670	11,293,792
Federal National Mortgage Assoc.	2.882%	#	10/1/2036	15,676	16,529,921
Federal National Mortgage Assoc.	2.903%	#	6/1/2042	17,388	17,863,423
Federal National Mortgage Assoc.	2.95%	#	5/1/2042	36,247	37,207,103
Federal National Mortgage Assoc.	3.004%	#	12/1/2038	7,757	8,228,902
Federal National Mortgage Assoc.	3.142%	#	3/1/2042	26,135	27,217,690
Federal National Mortgage Assoc.	3.286%	#	1/1/2041	23,799	25,256,007
Federal National Mortgage Assoc.	3.347%	#	12/1/2040	11,430	12,005,601
Federal National Mortgage Assoc.	3.43%	#	12/1/2040	22,106	23,290,282
Federal National Mortgage Assoc.	3.465%	#	11/1/2040	34,034	35,988,314
Federal National Mortgage Assoc.	3.47%	#	8/1/2041	14,218	14,928,162
Federal National Mortgage Assoc.	3.49%	#	10/1/2040	7,830	8,267,165
Federal National Mortgage Assoc.	3.691%	#	1/1/2041	13,599	14,138,426
Federal National Mortgage Assoc.	3.706%	#	1/1/2042	23,212	24,045,752
Federal National Mortgage Assoc.	3.815%	#	4/1/2040	8,577	9,061,548
Federal National Mortgage Assoc.	4.179%	#	7/1/2040	6,746	7,027,033
Federal National Mortgage Assoc.	5.50%		1/1/2035	1,473	1,657,114
Total Government Sponsored Enterprises Pass-Throughs (cost $1,102,406,730)					1,099,478,118

MUNICIPAL BONDS 0.65%

Miscellaneous
IL State GO	2.42%		4/1/2017	3,935	3,958,728
IL State GO	2.77%		4/1/2018	9,500	9,509,500
IL State GO	4.35%		6/1/2018	6,989	7,113,904
IL State GO	4.833%		2/1/2017	3,675	3,699,475
IL State GO	5.297%		4/1/2018	3,375	3,471,896
IL State GO	5.365%		3/1/2017	12,465	12,608,597
IL State GO	5.375%		7/1/2018	700	726,747
IL State GO	6.20%		7/1/2021	290	308,577
IL State GO (AGM)	5.09%		4/1/2017	400	403,188
Illinois	3.90%		1/1/2018	8,780	8,901,603
Illinois	5.665%		3/1/2018	40,980	42,656,492
Illinois	5.877%		3/1/2019	10,535	11,215,772
Kentucky Pub Transprtn Infrast Auth	3.22%		7/1/2017	6,210	6,260,239

See Notes to Financial Statements.	251

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Miscellaneous (continued)
New Jersey Bldg Auth	2.033%		6/15/2017	$775	$776,790
New Jersey Econ Dev Auth	1.348%		3/1/2017	12,650	12,652,783
New Jersey Econ Dev Auth	1.648%		3/1/2018	1,000	999,310
New Jersey Econ Dev Auth	2.421%		6/15/2018	20,745	20,798,730
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	13,255	12,496,549
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2020	7,750	7,025,375
New Jersey Econ Dev Auth (NPFGC)	Zero Coupon		2/15/2017	4,900	4,882,997
New Jersey Transp Tr Fnd Auth	1.087%		12/15/2016	32,900	32,900,658
New Jersey Transp Tr Fnd Auth	1.758%		12/15/2018	7,165	7,062,970
New Jersey Transp Tr Fnd Auth	3.60%		12/15/2017	280	285,785
New Jersey Transp Tr Fnd Auth	5.00%		6/15/2018	1,140	1,185,418
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2018	10,940	11,488,532
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2019	6,900	7,352,157
NJ Trans Trust Fund	5.00%		6/15/2019	1,000	1,056,580
San Luis Opispo Cnty CA	7.45%		9/1/2019	6,450	7,301,206
Total Municipal Bonds (cost $238,955,433)					239,100,558

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 23.27%
1211 Avenue of the Americas Trust 2015-1211 XA IO†	0.38%	#	8/10/2035	214,200	4,387,887
A10 Bridge Asset Financing LLC 2015-AA A†	3.338%	#	5/15/2030	108,501	108,501,063
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	34,057	35,444,143
Assurant Commercial Mortgage Trust 2016-1A A1†	1.362%		5/15/2049	37,025	36,716,391
Aventura Mall Trust 2013-AVM A†	3.743%	#	12/5/2032	51,464	54,346,437
Aventura Mall Trust 2013-AVM D†	3.867%	#	12/5/2032	5,000	5,126,993
BAMLL Commercial Mortgage Securities Trust 2014-ICTS C†	1.938%	#	6/15/2028	10,000	9,795,788
BAMLL Commercial Mortgage Securities Trust 2014-IP A†	2.808%	#	6/15/2028	215,533	217,347,982
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	23,050	23,073,294
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	23,040	23,189,675
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	30,134	30,286,168
Banc of America Commercial Mortgage Trust 2007-2 AM	5.81%	#	4/10/2049	125,968	126,726,874
Banc of America Commercial Mortgage Trust 2007-3 AM	5.732%	#	6/10/2049	45,215	45,878,345
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	24,919	25,189,331

252	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust 2016-UB10 XA IO	2.173%	#	7/15/2049	$89,135	$10,837,413
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.796%	#	6/24/2050	25,851	26,247,091
Banc of America Re-REMIC Trust 2009-UB2 A4B5†	6.292%	#	12/24/2049	7,504	7,608,160
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	23,312	23,281,762
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.166%	#	2/15/2051	9,770	9,768,619
Banc of America Re-REMIC Trust 2010-UB5 A4B†	5.701%	#	2/17/2051	10,000	10,167,134
Bancorp Commercial Mortgage Trust 2016-CRE1 A†(h)	1.968%	#	11/15/2033	8,300	8,310,375
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	57,267	56,849,203
BB-UBS Trust 2012-TFT B†	3.584%	#	6/5/2030	7,850	7,766,909
BB-UBS Trust 2012-TFT C†	3.584%	#	6/5/2030	14,354	13,966,313
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	5,475	5,678,853
BBCMS Trust 2013-TYSN D†	3.631%		9/5/2032	5,525	5,634,665
BBCMS Trust 2015-STP B†	3.927%		9/10/2028	11,400	11,603,978
BBCMS Trust 2015-STP C†	4.427%	#	9/10/2028	23,900	24,182,990
BBCMS Trust 2015-STP XA IO†	1.104%	#	9/10/2028	336,700	11,493,254
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	20,804	20,182,963
BCAP LLC Trust 2013-RR3 4A1†	0.694%	#	11/26/2036	2,796	2,762,273
BCRR Trust 2009-1 1A2†	5.988%	#	8/17/2045	21,298	21,372,718
BCRR Trust 2009-1 2A2†	5.858%	#	7/17/2040	7,000	7,015,041
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.901%	#	6/11/2040	29,308	29,812,753
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.915%	#	6/11/2050	9,119	9,353,512
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	5,301	5,695,175
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#	3/10/2033	103,040	3,179,186
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.933%	#	12/15/2047	8,307	9,365,634
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.934%	#	5/10/2058	71,503	8,405,806
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.223%	#	11/10/2049	161,491	14,259,542
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.488%	#	6/15/2031	13,619	13,615,850
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	22,707	22,866,358
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	15,195	15,303,927
CGBAM Commercial Mortgage Trust 2015-SMRT D†	3.768%		4/10/2028	5,200	5,229,957
CGBAM Commercial Mortgage Trust 2015-SMRT E†	3.912%	#	4/10/2028	8,000	7,686,732

See Notes to Financial Statements.	253

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CGBAM Commercial Mortgage Trust 2015-SMRT F†	3.912%	#	4/10/2028	$7,519	$7,117,873
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%	#	3/25/2049	17,144	16,103,756
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.90%	#	12/10/2049	157,403	160,245,221
Citigroup Commercial Mortgage Trust 2009-RR1 CA4B†	5.322%	#	12/17/2049	1,584	1,586,029
Citigroup Commercial Mortgage Trust 2012-GC8 XB IO†	0.224%	#	9/10/2045	218,445	1,950,753
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	40,010	40,221,805
Citigroup Commercial Mortgage Trust 2013-GC11 XA IO	1.966%	#	4/10/2046	592,154	33,377,219
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	11,950	11,932,753
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	8,600	8,558,209
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.439%	#	5/10/2047	268,306	18,386,562
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.319%	#	7/10/2047	120,131	2,068,283
Citigroup Commercial Mortgage Trust 2015-GC27 XA IO	1.58%	#	2/10/2048	127,233	10,735,195
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.587%	#	6/10/2048	253,520	7,332,105
Citigroup Commercial Mortgage Trust 2015-GC35 XA IO	1.054%	#	11/10/2048	$182,202	$9,650,115
Citigroup Commercial Mortgage Trust 2016-GC36 XA IO	1.508%	#	2/10/2049	103,517	9,127,412
Citigroup Commercial Mortgage Trust 2016-GC37 XA IO	1.972%	#	4/10/2049	68,978	8,510,636
Citigroup Commercial Mortgage Trust 2016-SMPL A†	2.228%		9/10/2031	42,393	41,316,201
Citigroup Commercial Mortgage Trust 2016-SMPL B†	2.576%		9/10/2031	23,717	23,172,197
Citigroup Commercial Mortgage Trust 2016-SMPL C†	2.825%		9/10/2031	11,400	11,116,194
Citigroup Commercial Mortgage Trust 2016-SMPL D†	3.52%		9/10/2031	15,811	15,492,695
Citigroup Commercial Mortgage Trust 2016-SMPL E†	4.509%		9/10/2031	28,558	27,955,329

254	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.674%	#	7/25/2036	$8,201	$7,884,367
Citigroup Mortgage Loan Trust 2013-A A†	3.00%	#	5/25/2042	5,196	5,180,183
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%	#	4/15/2047	19,780	19,880,008
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%	#	4/15/2047	84,035	84,594,001
Commercial Mortgage Pass-Through Certificates 2007-C9 AM	5.65%	#	12/10/2049	11,440	11,678,582
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.168%	#	7/10/2046	17,961	19,695,749
Commercial Mortgage Pass-Through Certificates 2010-RR1 GEA†	5.543%	#	12/11/2049	1,875	1,877,863
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	2.059%	#	10/15/2045	267,966	19,110,360
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA IO†	2.456%	#	12/10/2044	79,640	6,470,523
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	28,025	27,646,126
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		10/10/2046	15,240	15,540,396
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	115,710	116,548,319
Commercial Mortgage Pass-Through Certificates 2013-CR7 A2	2.022%		3/10/2046	47,734	47,958,332
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.546%	#	3/10/2046	318,882	17,762,959
Commercial Mortgage Pass-Through Certificates 2013-CR8 A2	2.367%		6/10/2046	10,000	10,114,223
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.785%	#	6/10/2046	595,620	14,719,149
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	13,713	14,006,384
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	62,485	62,682,565
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	26,895	26,535,055
Commercial Mortgage Pass-Through Certificates 2013-THL A1†	1.536%	#	6/8/2030	985	979,034
Commercial Mortgage Pass-Through Certificates 2013-THL B†	2.136%	#	6/8/2030	14,775	14,707,200
Commercial Mortgage Pass-Through Certificates 2013-THL C†	2.536%	#	6/8/2030	29,195	28,901,187

See Notes to Financial Statements.	255

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-THL D†	3.186%	#	6/8/2030	$16,262	$16,252,090
Commercial Mortgage Pass-Through Certificates 2013-THL E†	4.286%	#	6/8/2030	17,911	17,920,930
Commercial Mortgage Pass-Through Certificates 2013-WWP XB IO†	0.389%	#	3/10/2031	265,903	4,518,064
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.425%	#	8/10/2047	115,527	6,900,967
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA IO	1.147%	#	12/10/2047	138,928	7,649,535
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.488%	#	7/13/2031	10,279	10,300,773
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	2.688%	#	10/15/2031	11,824	11,741,359
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA IO	1.14%	#	10/10/2047	156,263	6,876,398
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A2	2.844%		6/10/2047	13,000	13,249,869
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.214%	#	9/10/2047	263,091	13,221,444
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807%	#	5/10/2048	8,800	8,324,580
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.933%	#	7/10/2050	192,049	8,043,111
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.577%	#	8/10/2029	7,298	7,134,434
Commercial Mortgage Pass-Through Certificates 2016-GCT E†	3.577%	#	8/10/2029	6,850	6,441,932
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.259%	#	10/15/2034	87,912	88,252,228
Commercial Mortgage Pass-Through Certificates 2016-SAVA B†	2.839%	#	10/15/2034	56,716	56,958,325
Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO†	2.173%	#	10/15/2034	482,843	19,370,840
Commercial Mortgage Trust 2006-GG7 AM	5.951%	#	7/10/2038	34,112	34,095,495
Commericial Mortgage Trust 2016-CD1 XA IO	1.581%	#	8/10/2049	217,259	21,853,487
Core Industrial Trust 2015-CALW C†	3.555%		2/10/2034	19,195	19,652,494
Core Industrial Trust 2015-CALW XA IO†	0.939%	#	2/10/2034	99,819	3,732,442
Core Industrial Trust 2015-WEST XA IO†	1.076%	#	2/10/2037	183,565	11,743,663
Core Industrial Trust 2015-WEST XB IO†	0.844%	#	2/10/2037	90,323	4,608,731
Cosmopolitan Hotel Trust 2016-CSMO B†	2.636%	#	11/15/2033	19,390	19,468,663

256	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cosmopolitan Hotel Trust 2016-CSMO E†	5.186%	#	11/15/2033	$26,486	$26,764,479
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.266%	#	2/15/2041	21,726	22,312,932
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	1,952	1,990,854
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	9,750	10,532,771
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA C†	5.587%		5/15/2023	9,852	10,683,184
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.936%	#	9/15/2039	11,500	11,635,608
Credit Suisse Mortgage Capital Certificates 2010-UD1 BA†	5.925%	#	12/16/2049	21,825	22,317,897
Credit Suisse Mortgage Capital Certificates 2011-2R 4A1†	0.644%	#	2/27/2037	4,945	4,799,837
Credit Suisse Mortgage Capital Certificates 2012-7R 2A1†	3.898%	#	6/26/2036	7,956	8,052,566
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%	#	7/27/2036	3,842	3,743,853
Credit Suisse Mortgage Capital Certificates 2014-2R 26A1†	3.00%	#	6/27/2037	22,771	22,359,402
Credit Suisse Mortgage Capital Certificates 2014-RS1 MRA†	0.887%	#	11/22/2046	10,438	10,416,419
Credit Suisse Mortgage Capital Certificates 2014-TIKI B†	1.888%	#	9/15/2038	9,616	9,437,454
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	2.338%	#	9/15/2038	29,782	29,165,405
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.697%	#	9/15/2037	115,519	4,649,060
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	1.858%	#	4/15/2029	14,507	14,532,424
Credit Suisse Mortgage Capital Certificates 2015-DEAL B†	2.388%	#	4/15/2029	28,546	28,580,524
Credit Suisse Mortgage Capital Certificates 2016-MFF B†	3.038%		11/15/2033	32,527	32,559,293
Credit Suisse Mortgage Capital Certificates 2016-MFF C†	4.038%		11/15/2033	36,978	37,014,560
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	13,828	14,274,694
CSAIL Commercial Mortgage Trust 2016-C6 XA IO	1.975%	#	1/15/2049	212,182	24,307,749
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.116%		11/15/2049	241,330	18,045,885
DBJPM Mortgage Trust 2016-C3 XA IO	1.663%	#	9/10/2049	199,541	22,095,419

See Notes to Financial Statements.	257

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBRR Trust 2013-EZ3 B†	3.50%		12/18/2049	$14,771	$15,103,347
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	16,362	16,899,290
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#	7/10/2044	6,825	7,351,811
DBUBS Mortgage Trust 2011-LC2A C†	5.727%	#	7/10/2044	5,000	5,438,348
DBUBS Mortgage Trust 2011-LC2A D†	5.727%	#	7/10/2044	22,928	23,652,211
DBUBS Mortgage Trust 2011-LC3A A3	4.638%		8/10/2044	1,932	1,958,074
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	21,596	21,873,985
DBWF Mortgage Trust 2015-LCM XA IO†	0.421%	#	6/10/2034	42,674	918,132
EQTY Mortgage Trust 2014-INNS C†	2.136%	#	5/8/2031	4,150	4,102,078
GAHR Commercial Mortgage Trust 2015-NRF BFX†	3.495%	#	12/15/2034	19,935	20,336,437
GAHR Commercial Mortgage Trust 2015-NRF CFX†	3.495%	#	12/15/2034	5,440	5,494,604
GAHR Commericial Mortgage Trust 2015-NRF EFX†	3.495%	#	12/15/2034	31,980	31,218,850
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	19,585	20,409,119
GRACE Mortgage Trust 2014-GRCE E†	3.71%	#	6/10/2028	9,858	9,963,986
GRACE Mortgage Trust 2014-GRCE F†	3.71%	#	6/10/2028	10,650	10,494,237
Great Wolf Trust 2015-WFMZ M†	7.526%	#	5/15/2032	31,000	30,484,771
Great Wolf Trust 2015-WOLF A†	1.985%	#	5/15/2034	32,340	32,492,296
Great Wolf Trust 2015-WOLF C†	3.035%	#	5/15/2034	9,500	9,525,413
Great Wolf Trust 2015-WOLF E†	4.985%	#	5/15/2034	14,169	14,108,874
Great Wolf Trust 2015-WOLF F†	5.535%	#	5/15/2034	5,000	4,897,442
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	21,657	22,014,025
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	20,800	20,775,722
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#	12/10/2027	19,750	19,773,200
GS Mortgage Securities Corp. II 2013-KING E†	3.55%	#	12/10/2027	3,000	2,846,371
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	29,655	31,240,970
GS Mortgage Securities Corp. Trust 2012-ALOH C†	4.267%	#	4/10/2034	6,779	7,095,819
GS Mortgage Securities Corp. Trust 2012-SHOP B†	3.311%		6/5/2031	47,965	48,313,197
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	44,905	45,448,054
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	15,450	15,637,344
GS Mortgage Securities Corp. Trust 2013-NYC5 A†	2.318%		1/10/2030	40,000	40,213,968
GS Mortgage Securities Corp. Trust 2013-NYC5 D†	3.479%		1/10/2030	16,122	16,383,599
GS Mortgage Securities Corp. Trust 2014-NEW B†	3.79%		1/10/2031	12,370	12,526,323
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	13,670	13,664,301
GS Mortgage Securities Trust 2010-C1 D†	6.21%	#	8/10/2043	2,309	2,350,406
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	5,653	5,857,898
GS Mortgage Securities Trust 2011-GC3 C†	5.82%	#	3/10/2044	5,000	5,364,465
GS Mortgage Securities Trust 2012-GC6 XA IO†	2.158%	#	1/10/2045	187,228	15,111,144
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	7,552	8,115,056

258	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2012-GCJ9 IO	2.45%	#	11/10/2045	$116,575	$9,516,073
GS Mortgage Securities Trust 2012-GCJ9 XB IO†	0.481%	#	11/10/2045	93,111	1,917,211
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	16,354	15,941,492
GS Mortgage Securities Trust 2013-GC12 A2	2.011%		6/10/2046	93,161	93,632,171
GS Mortgage Securities Trust 2013-GC12 XA IO	1.827%	#	6/10/2046	566,028	37,229,048
GS Mortgage Securities Trust 2014-GC26 XA IO	1.241%	#	11/10/2047	105,316	6,452,537
GS Mortgage Securities Trust 2014-GSFL B†	2.288%	#	7/15/2031	10,000	9,916,116
GS Mortgage Securities Trust 2015-GS1 XA IO	0.985%	#	11/10/2048	96,373	5,479,774
GS Mortgage Securities Trust 2016-GS2 XA IO	1.823%	#	5/10/2049	223,826	24,625,792
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	12,237	12,035,089
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	21,308	20,969,203
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	28,950	28,501,275
GS Mortgage Securities Trust 2016-RENT C†	4.202%	#	2/10/2029	13,648	13,829,179
H/2 Asset Funding 2014-1 Ltd.	2.103%		3/19/2037	99,280	99,138,546
H/2 Asset Funding 2015-1A-AFL	1.846%		6/24/2049	65,905	65,706,095
H/2 Asset Funding 2015-1A-AFX	3.353%		6/24/2049	22,836	22,643,007
H/2 Asset Funding 2015-1A-BFX	3.993%		6/24/2049	23,250	22,374,844
HILT Mortgage Trust 2014-ORL B†	1.738%	#	7/15/2029	7,600	7,495,150
HILT Mortgage Trust 2014-ORL C†	2.138%	#	7/15/2029	9,550	9,384,553
Hudsons Bay Simon JV Trust 2015-HB10 XA10 IO†	1.474%	#	8/5/2034	150,785	14,652,532
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	8,711	8,988,268
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	5,000	5,042,717
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#	8/5/2034	5,000	4,718,976
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.417%	#	8/5/2034	171,661	11,193,156
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	48,553	48,265,332
Irvine Core Office Trust 2013-IRV XA IO†	1.211%	#	5/15/2048	98,938	3,517,787
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM	5.466%	#	6/12/2047	23,675	23,812,211
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	16,735	16,813,962
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.903%	#	2/12/2049	14,309	14,484,876
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.694%	#	12/5/2027	5,730	6,397,862
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C1 A2†	4.608%		6/15/2043	7,313	7,658,092
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%	#	11/15/2043	1,710	1,849,775
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	32,699	34,238,316

See Notes to Financial Statements.	259

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.369%	#	12/15/2047	$411,860	$20,787,486
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 A2	2.424%		7/15/2045	70,888	71,701,259
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.823%	#	7/15/2045	196,444	5,081,525
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 A2	2.665%		1/15/2046	35,500	36,119,617
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.575%	#	4/15/2046	128,231	7,840,404
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.438%	#	4/15/2027	17,849	17,618,043
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.788%	#	4/15/2027	14,300	14,155,776
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	39,960	41,119,200
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.353%	#	4/15/2047	125,346	4,716,091
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.429%	#	4/15/2047	34,361	720,289
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.221%	#	11/15/2047	121,314	6,181,023
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA IO	1.147%	#	11/15/2047	209,670	11,243,368
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.316%	#	1/15/2048	207,490	11,718,693
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	141,948	145,625,972
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	20,772	21,090,412
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#	6/10/2027	14,352	14,329,210
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#	6/10/2027	20,905	20,191,995
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#	6/10/2027	102,274	1,046,774
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#	6/10/2027	45,476	85,495
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 C†	2.738%	#	12/15/2030	9,750	9,697,232
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.638%	#	12/15/2030	29,000	28,776,227

260	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL5 C†	2.638%	#	7/15/2031	$10,400	$10,259,574
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.458%	#	6/15/2029	37,625	37,579,752
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN B†	1.838%	#	6/15/2029	5,000	4,984,658
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	2.238%	#	6/15/2029	8,650	8,591,487
JPMorgan Chase Commercial Mortgage Securities Trust 2014-PHH E†	3.838%	#	8/15/2027	5,000	4,988,814
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2	2.773%		10/15/2048	2,966	3,040,986
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	1.088%	#	5/15/2048	106,953	4,415,733
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.849%	#	7/15/2048	150,748	5,473,158
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31 A2	3.008%		8/15/2048	5,000	5,170,617
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES B†	3.387%		9/5/2032	12,900	13,258,341
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES C†	3.742%	#	9/5/2032	10,900	11,159,139
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES XA IO†	0.809%	#	9/5/2032	242,750	5,751,961
JPMorgan Chase Commercial Mortgage Securities Trust 2016-ATRM A†	2.962%		10/5/2028	15,439	15,491,033
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	26,335	26,629,315
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	12,036	12,200,265
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	15,561	15,790,598
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#	10/5/2031	29,748	29,806,166
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.143%	#	10/5/2031	23,366	22,737,966
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#	10/5/2031	131,129	6,724,741
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO†	0.791%	#	10/5/2031	77,997	2,248,552
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT A†	1.983%	#	10/15/2033	56,718	56,883,378

See Notes to Financial Statements.	261

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT C†	3.383%	#	10/15/2033	$8,560	$8,609,494
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT D†	4.283%	#	10/15/2033	22,576	22,733,086
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.763%	#	3/18/2051	51,570	51,915,617
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.938%	#	6/18/2049	18,100	18,148,818
Ladder Capital Commercial Mortgage Securities LLC 2014-909 D†	4.028%	#	5/15/2031	2,000	2,012,009
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†	2.952%	#	11/14/2027	190,968	193,581,015
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.857%	#	11/14/2027	16,023	15,922,233
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†	2.952%	#	11/14/2027	12,889	12,865,096
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	128,539	128,988,318
LMREC, Inc. 2015-CRE1 A†	2.274%	#	2/22/2032	61,987	61,539,441
LMREC, Inc. 2015-CRE1 B†	4.024%	#	2/22/2032	6,700	6,522,841
LSTAR Commercial Mortgage Trust 2014-2 XA IO†	1.033%	#	1/20/2041	113,679	2,057,456
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#	4/20/2048	18,498	18,560,715
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	2.108%	#	3/10/2049	114,148	10,462,251
Madison Avenue Trust 2013-650M D†	4.169%	#	10/12/2032	5,175	5,297,614
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	4,722	4,626,048
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	4,909	4,809,394
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-5 AM	5.419%		8/12/2048	170,262	170,725,147
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	19,705	19,498,422
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A2	2.964%		7/15/2046	18,595	18,875,362
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	43,730	44,712,246
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 A2	1.97%		5/15/2046	65,833	66,190,312
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA IO	1.447%	#	5/15/2046	270,671	13,466,914
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB IO†	0.426%	#	5/15/2046	119,710	2,256,019
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XA IO	1.297%	#	12/15/2047	169,403	9,566,565

262	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 XA IO	1.819%	#	5/15/2049	$134,003	$14,359,325
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.472%	#	10/15/2026	280,565	27,574,125
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	11,800	11,518,662
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	25,000	23,800,625
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.906%	#	4/12/2049	77,035	77,100,526
Morgan Stanley Capital I Trust 2007-IQ15 AM	6.098%	#	6/11/2049	62,501	63,517,372
Morgan Stanley Capital I Trust 2012-C4 B†	5.213%	#	3/15/2045	5,000	5,510,338
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.391%	#	3/15/2045	209,574	17,091,112
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	28,971	28,664,067
Morgan Stanley Capital I Trust 2012-STAR B†	3.451%		8/5/2034	767	771,201
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	17,225	17,921,209
Morgan Stanley Capital I Trust 2014-CPT F†	3.56%	#	7/13/2029	25,075	24,438,717
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#	7/13/2029	260,000	1,367,600
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2029	8,445	8,816,327
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.824%	#	8/15/2049	90,363	9,643,528
Morgan Stanley Capital I Trust 2016-UB11 XB IO	1.137%	#	8/15/2049	122,630	9,729,967
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.988%	#	8/12/2045	99,895	100,680,335
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.988%	#	8/15/2045	90,297	90,787,026
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	22,910	22,799,578
Motel 6 Trust 2015-MTL6 A2†	2.605%		2/5/2030	133,911	134,227,566
Motel 6 Trust 2015-MTL6 B†	3.298%		2/5/2030	26,157	26,196,759
Motel 6 Trust 2015-MTL6 C†	3.644%		2/5/2030	24,382	24,449,475
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	32,620	32,780,862
Motel 6 Trust 2015-MTL6 E†	5.279%		2/5/2030	47,630	47,575,892
Motel 6 Trust 2015-MTL6 F†	5.00%		2/5/2030	5,250	5,121,288
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	28,542	28,407,369
MSCG Trust 2016-SNR A†(h)	3.348%	#	11/15/2034	54,599	54,727,690
MSCG Trust 2016-SNR B†(h)	4.181%		11/15/2034	26,358	26,357,966
MSCG Trust 2016-SNR C†(h)	5.205%		11/15/2034	16,941	16,982,201
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.534%	#	8/25/2029	20,499	20,704,120
Palisades Center Trust 2016-PLSD C†	3.998%		4/13/2033	40,040	39,871,544
Palisades Center Trust 2016-PLSD XCP IO†	1.106%	#	5/13/2018	380,772	5,606,868
Prima Capital CRE Securization 2006-1	2.55%		8/26/2049	144,461	144,056,509
Prima Capital CRE Securization 2015-5A B	3.50%		12/27/2050	122,787	123,817,441
Prima Capital Ltd.	2.214%		5/24/2021	40,768	40,807,251

See Notes to Financial Statements.	263

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
RBSCF Trust 2010-RR3 MSCB†	6.098%	#	6/16/2049	$5,390	$5,473,892
RBSCF Trust 2010-RR3 WBTB†	6.17%	#	2/16/2051	22,942	22,970,416
ReadyCap Commercial Mortgage Trust 2014-1A A	3.01%		10/8/2020	28,933	28,587,733
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	33,315	33,050,347
Readycap Mortgage Trust 2016-3 A†	2.94%		11/20/2038	13,650	13,637,498
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.605%	#	4/15/2032	8,090	8,032,368
Sequoia Mortgage Trust 2012-4 A2	3.00%	#	9/25/2042	4,671	4,553,149
SG Commercial Mortgage Securities Trust 2016-C5 XA IO	2.195%	#	10/10/2048	58,570	7,476,692
Shops at Crystals Trust 2016-CSTL XA IO†	0.73%	#	7/5/2036	112,000	5,640,880
Structured Asset Securities Corp. 2005-14 2A1	5.75%		7/25/2035	2,134	2,103,811
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	10,955	11,015,431
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	6,664	6,692,392
UBS-Barclays Commercial Mortgage Trust 2012-C2 D†	5.043%	#	5/10/2063	6,481	6,368,735
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA IO†	1.789%	#	5/10/2063	113,553	5,714,629
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	16,000	16,310,131
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#	3/10/2046	5,000	5,089,123
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.178%	#	3/10/2046	383,202	18,959,792
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.416%	#	4/10/2046	452,654	26,058,737
UBS-Citigroup Commercial Mortgage Trust 2011-C1 AS†	5.154%		1/10/2045	4,900	5,417,248
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	15,085	15,436,966
Vornado DP LLC Trust 2010-VNO A2FX†	4.004%		9/13/2028	14,787	15,694,694
Vornado DP LLC Trust 2010-VNO C†	5.28%		9/13/2028	6,120	6,628,706
Vornado DP LLC Trust 2010-VNO D†	6.356%		9/13/2028	9,926	10,988,490
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.465%	#	10/15/2044	10,650	10,552,078
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	#	7/15/2045	10,693	10,683,912
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	5,078	5,072,150
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	90,213	90,412,759
Wachovia Bank Commercial Mortgage Trust 2007-C30 AMFL†	0.755%	#	12/15/2043	50,000	49,121,720

264	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%	#	4/15/2047	$218,261	$220,238,750
Waldorf Astoria Boca Raton Trust 2016-BOCA C†	3.038%	#	6/15/2029	11,999	12,005,655
Waldorf Astoria Boca Raton Trust 2016-BOCA E†	4.888%	#	6/15/2029	33,760	33,816,480
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	2.56%	#	1/25/2036	6,510	6,358,700
Wells Fargo Commercial Mortgage Trust 2010-C1 A2†	4.393%		11/15/2043	5,940	6,354,505
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.901%	#	6/15/2048	154,674	6,930,769
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	9,888	10,200,166
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.755%	#	12/15/2048	66,103	72,171,626
Wells Fargo Commercial Mortgage Trust 2015-P2 A2B	4.898%	#	12/15/2048	82,301	90,487,711
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.962%	#	12/15/2047	170,988	8,444,487
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.953%	#	8/15/2049	343,933	44,510,073
Wells Fargo Commercial Mortgage Trust 2016-C34 XA IO	2.356%	#	6/15/2049	156,233	21,263,837
Wells Fargo Mortgage Backed Securities Trust 2005-3 A4	5.50%		5/25/2035	2,609	2,701,836
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	26,480	27,537,155
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#	2/15/2044	6,351	6,961,216
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	481	498,283
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	17,407	18,007,570
WF-RBS Commercial Mortgage Trust 2012-C10 XA IO†	2.078%	#	12/15/2045	65,104	4,619,281
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	6,793	6,864,660
WF-RBS Commercial Mortgage Trust 2012-C7 XA IO†	1.657%	#	6/15/2045	364,742	22,409,340
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	7,936	7,952,534
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	2.154%	#	8/15/2045	60,474	4,514,978
WF-RBS Commercial Mortgage Trust 2013-C11 A2	2.029%		3/15/2045	31,264	31,391,967
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	5,000	5,090,924
WF-RBS Commercial Mortgage Trust 2013-C13 A2	1.964%		5/15/2045	28,000	28,066,108
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.524%	#	5/15/2045	306,870	18,239,357

See Notes to Financial Statements.	265

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2013-C16 A2	3.223%		9/15/2046	$35,085	$36,037,347
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.338%	#	5/15/2047	253,897	14,227,625
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.733%	#	5/15/2047	50,603	2,003,261
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.759%	#	8/15/2047	77,369	3,304,161
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	1.085%	#	9/15/2057	99,085	4,881,626
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.496%	#	9/15/2057	37,769	1,080,597
WFCG Commercial Mortgage Trust 2015-BXRP C†	2.31%	#	11/15/2029	4,747	4,715,052
WFCG Commercial Mortgage Trust 2015-BXRP D†	3.109%	#	11/15/2029	1,848	1,827,854
Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,822,171,758)					8,620,621,100

	Dividend			Shares
	Rate			(000)
PREFERRED STOCK 0.01%

Oil
Templar Energy LLC Units (cost $4,239,580)	Zero Coupon			424	5,352,470

				Principal
	Interest			Amount
	Rate			(000)
U.S. TREASURY OBLIGATIONS 0.76%
U.S. Treasury Note	1.375%		6/30/2018	$182,200	183,167,846
U.S. Treasury Note	1.75%		10/31/2020	96,371	96,674,087
Total U.S. Treasury Obligations (cost $282,322,150)					279,841,933
Total Long-Term Investments (cost $36,166,717,985)					36,018,274,185

SHORT-TERM INVESTMENTS 2.66%

COMMERCIAL PAPER 0.48%

Automotive 0.24%
VW Credit, Inc.	Zero Coupon		12/7/2016	90,000	89,986,500

Chemicals 0.03%
Agrium, Inc. (Canada)	Zero Coupon		1/9/2017	9,743	9,732,656

266	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 0.13%
Dominion Resources	Zero Coupon		1/5/2017	$48,750	$48,707,344

Financial Services 0.00%
CRH America Finance IN	Zero Coupon		12/21/2016	750	749,625

Manufacturing 0.02%
Pentair Finance (luxembourg)	Zero Coupon		12/2/2016	6,250	6,249,739

Oil 0.06%
ENI Finance USA, Inc.	Zero Coupon		1/12/2017	24,250	24,220,577
Total Commercial Paper (cost $179,646,441)					179,646,441

CORPORATE BONDS 1.15%

Automotive 0.12%
Ford Motor Credit Co. LLC	3.00%		6/12/2017	33,725	33,980,298
Ford Motor Credit Co. LLC	8.00%		12/15/2016	12,309	12,333,421
Total					46,313,719

Banks: Regional 0.44%
Bank of America Corp.	6.40%		8/28/2017	23,330	24,147,903
Bank of America Corp.	6.00%		9/1/2017	37,640	38,872,409
Capital One Financial Corp.	6.75%		9/15/2017	18,439	19,174,034
Deutsche Bank AG (United Kingdom)(c)	1.35%		5/30/2017	7,187	7,156,707
Deutsche Bank AG (United Kingdom)(c)	1.512%	#	2/13/2017	29,759	29,724,271
Deutsche Bank AG (United Kingdom)(c)	6.00%		9/1/2017	26,354	26,993,664
UBS AG (Switzerland)(c)	1.375%		8/14/2017	16,692	16,690,965
Total					162,759,953

Chemicals 0.02%
Eastman Chemical Co.	2.40%		6/1/2017	3,727	3,753,734
Rohm & Haas Co.	6.00%		9/15/2017	1,618	1,675,209
Valspar Corp. (The)	6.05%		5/1/2017	1,795	1,826,644
Total					7,255,587

Computer Software 0.02%
Fidelity National Information Services, Inc.	1.45%		6/5/2017	6,283	6,288,837

Drugs 0.05%
Actavis Funding SCS (Luxembourg)(c)	1.30%		6/15/2017	13,736	13,749,915
Actavis Funding SCS (Luxembourg)(c)	1.85%		3/1/2017	3,743	3,749,767
Total					17,499,682

Electric: Power 0.03%
Appalachian Power Co.	5.00%		6/1/2017	2,092	2,127,409

See Notes to Financial Statements.	267

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Exelon Corp.	1.55%		6/9/2017	$7,519	$7,521,173
Total					9,648,582

Electronics 0.00%
Tech Data Corp.	3.75%		9/21/2017	1,663	1,686,378

Financial Services 0.11%
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust (Ireland)(c)	2.75%		5/15/2017	7,636	7,663,535
International Lease Finance Corp.	8.75%		3/15/2017	20,153	20,543,928
Macquarie Group Ltd. (Australia)†(c)	4.875%		8/10/2017	1,718	1,755,415
Synchrony Financial	1.875%		8/15/2017	9,929	9,944,747
Total					39,907,625

Health Care Services 0.05%
Anthem, Inc.	5.875%		6/15/2017	18,615	19,048,339

Insurance 0.01%
Platinum Underwriters Finance, Inc.	7.50%		6/1/2017	4,800	4,938,734

Lodging 0.03%
Marriott International, Inc.	6.375%		6/15/2017	2,120	2,175,737
Wyndham Worldwide Corp.	2.95%		3/1/2017	6,159	6,174,558
Total					8,350,295

Machinery: Agricultural 0.00%
Bunge Ltd. Finance Corp.	3.20%		6/15/2017	1,300	1,311,990

Media 0.03%
Scripps Networks Interactive, Inc.	2.70%		12/15/2016	13,085	13,090,849

Natural Gas 0.03%
Sempra Energy	2.30%		4/1/2017	9,550	9,574,649

Oil 0.15%
CNOOC Nexen Finance 2014 ULC (Canada)(c)	1.625%		4/30/2017	33,470	33,453,667
Devon Energy Corp.	1.39%	#	12/15/2016	21,400	21,400,107
Total					54,853,774

Oil: Crude Producers 0.07%
El Paso Natural Gas Co. LLC	5.95%		4/15/2017	4,483	4,550,908
Enbridge, Inc. (Canada)(c)	1.384%	#	6/2/2017	5,743	5,737,900
Kinder Morgan, Inc.	7.00%		6/15/2017	11,353	11,655,909
Tennessee Gas Pipeline Co. LLC	7.50%		4/1/2017	2,250	2,286,905

268	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Williams Partners LP/Williams Partners Finance Corp.	7.25%	2/1/2017	$4,013	$4,047,139
Total				28,278,761

Real Estate Investment Trusts 0.06%
Equity Commonwealth	6.25%	6/15/2017	17,089	17,109,797
First Industrial LP	5.95%	5/15/2017	507	516,577
Highwoods Realty LP	5.85%	3/15/2017	4,333	4,385,486
Total				22,011,860

Telecommunications 0.06%
Qwest Corp.	6.50%	6/1/2017	21,752	22,242,029

Transportation: Miscellaneous 0.06%
Ryder System, Inc.	3.50%	6/1/2017	18,485	18,654,082
Total Corporate Bonds (cost $493,416,773)				493,715,725

REPURCHASE AGREEMENT 0.85%
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $4,010,000 of Federal Home Loan Bank Discount Notes at Zero Coupon due 5/12/2017; $50,000,000 of Federal National Mortgage Association at 5.00% due 2/13/2017; $23,600,000 of Federal Home Loan Mortgage Corp. at 0.875% due 2/22/2017; $43,415,000 of Federal Home Loan Mortgage Corp. at 0.75% due 7/14/2017; $88,630,000 of U.S. Treasury Bill at Zero Coupon due 2/2/2017; $95,830,000 of U.S. Treasury Note at 2.00% due 2/15/2025; $4,140,000 of U.S. Treasury Note at 0.75% due 2/28/2018; $9,765,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2018; value: $319,649,688; proceeds: $313,380,617 (cost $313,380,356)			313,380	313,380,356
Total Short-Term Investments (cost $986,443,570)				986,742,522
Total Investments in Securities 99.88% (cost $37,153,161,555)				37,005,016,707
Cash, Foreign Cash and Other Assets in Excess of Liabilities(i) 0.12%				46,041,756
Net Assets 100.00%				$37,051,058,463

See Notes to Financial Statements.	269

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

BRL	Brazilian real.
EUR	euro.
ADR	American Depositary Receipt.
AGM	Assured Guaranty Municipal Corporation.
IO	Interest Only.
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Security has been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2016.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(g)	Interest rate to be determined.
(h)	Securities purchased on a when-issued basis (See Note 2(i)).
(i)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

270	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Credit Default Swaps on Indexes–Sell Protection at November 30, 2016(1):

Referenced Index*	Fund Receives	Termination Date	Original Notional Amount	Current Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX.
NA.AAA.2(6)	.07%	3/15/2049	$24,000,000	$13,628	$13,611	$(304)	$287	$(17)
Markit CMBX.
NA.AAA.2(6)	.07%	3/15/2049	24,700,000	14,026	14,009	(691)	674	(17)
Markit CMBX.
NA.AAA.2(6)	.07%	3/15/2049	25,000,000	14,196	14,179	(325)	307	(18)
Markit CMBX.
NA.AAA.3(6)	.08%	12/13/2049	23,000,000	2,032,526	2,030,409	(65,905)	63,788	(2,117)
Markit CMBX.
NA.AAA.3(6)	.08%	12/13/2049	23,000,000	2,032,526	2,030,409	(67,614)	65,497	(2,117)
Markit CMBX.
NA.AAA.4(6)	.35%	2/17/2051	29,500,000	22,126,215	22,098,557	(1,592,940)	1,565,282	(27,658)
Markit CMBX.
NA.AAA.2(7)	.07%	3/15/2049	23,400,000	13,287	13,271	(655)	639	(16)
Markit CMBX.
NA.AAA.2(7)	.07%	3/15/2049	49,500,000	28,108	28,074	(1,386)	1,351	(35)
Markit CMBX.
NA.AAA.3(7)	.08%	12/13/2049	9,900,000	874,870	873,959	(62,007)	61,096	(911)
Markit CMBX.
NA.AAA.2(8)	.07%	3/15/2049	23,000,000	13,060	13,044	(335)	319	(16)
Markit CMBX.
NA.AAA.3(8)	.08%	12/13/2049	14,800,000	1,307,887	1,306,525	(99,145)	97,782	(1,363)
Markit CMBX.
NA.AAA.3(8)	.08%	12/13/2049	24,500,000	2,165,082	2,162,827	(164,181)	161,926	(2,255)
						$(2,055,488)	$2,018,948	$(36,540)

*	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities (see note 2(q).
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(q)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $2,018,948. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

See Notes to Financial Statements.	271

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	Goldman Sachs	2/16/2017	9,000,000	$9,849,424	$9,576,128	$273,296

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2017	39,484	Long	$8,560,624,750	$2,448,538

Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2017	4,129	Long	$486,576,844	$(249,851)

272	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Automobiles	$–	$2,988,010,593	$29,471,249	(4)(7)	$3,017,481,842
Other	–	2,282,567,116	86,549,126	(4)(8)	2,369,116,242
Remaining Industries	–	1,252,123,449	–		1,252,123,449
Common Stocks
Oil	299,493	1,199,116	–		1,498,609
Convertible Bonds
Oil	–	1,458,860	1,240,631	(5)	2,699,491
Remaining Industries	–	24,065,775	–		24,065,775
Corporate Bonds	–	16,672,853,682	–		16,672,853,682
Floating Rate Loans(6)
Auto Parts: Original Equipment	–	41,608,632	–		41,608,632
Beverages	–	–	19,104,120		19,104,120
Business Services	–	16,509,324	–		16,509,324
Chemicals	–	67,212,782	–		67,212,782
Computer Software	–	82,371,587	–		82,371,587
Containers	–	37,054,945	43,503,874		80,558,819
Electrical Equipment	–	177,231,620	–		177,231,620
Electronics	–	–	84,539,643		84,539,643
Entertainment	–	46,476,127	–		46,476,127
Financial Services	–	–	15,115,712		15,115,712
Food	–	65,812,846	–		65,812,846
Gaming	–	101,036,174	–		101,036,174
Health Care Services	–	71,968,366	107,217,145		179,185,511
Household Equipment/Products	–	123,494,665	–		123,494,665
Lodging	–	157,068,606	–		157,068,606
Machinery: Industrial/Specialty	–	–	14,835,450		14,835,450
Manufacturing	–	–	114,815,475		114,815,475
Media	–	186,255,837	–		186,255,837
Miscellaneous	–	–	84,621,307		84,621,307
Oil	–	–	4,168,481		4,168,481
Oil: Crude Producers	–	–	44,011,835		44,011,835
Real Estate Investment Trusts	–	68,545,224	91,583,780		160,129,004
Retail	–	158,408,386	–		158,408,386
Technology	–	33,084,062	–		33,084,062
Telecommunications	–	177,671,006	7,078,745		184,749,751
Foreign Government Obligations	–	30,520,773	–		30,520,773
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	654,830,112	–		654,830,112
Government Sponsored Enterprises Pass-Throughs	–	1,099,478,118	–		1,099,478,118
Municipal Bonds	–	239,100,558	–		239,100,558
Non-Agency Commercial Mortgage-Backed Securities	–	7,744,581,146	876,039,954	(4)(9)	8,620,621,100
Preferred Stock	–	5,352,470	–		5,352,470
U.S. Treasury Obligations	–	279,841,933	–		279,841,933
Commercial Paper	–	179,646,441	–		179,646,441
Repurchase Agreement	–	313,380,356	–		313,380,356
Total	$299,493	$35,380,820,687	$1,623,896,527		$37,005,016,707

See Notes to Financial Statements.	273

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2016

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(36,539)	–	(36,539)
Forward Foreign Currency Exchange Contracts
Assets	–	273,296	–	273,296
Liabilities	–	–	–	–
Futures Contracts
Assets	2,448,538	–	–	2,448,538
Liabilities	(249,851)	–	–	(249,851)
Total	$2,198,687	$236,757	$–	$2,435,444

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(7)	Asset-Backed Securities categorized as Level 3 investments include Capital Auto Receivables Asset Trust 2014-1 E, Capital Auto Receivables Asset Trust 2014-3 E and OSCAR US Funding Trust V 2016-2A A2A.
(8)	Asset-Backed Securities categorized as Level 3 investments include CIFC Funding Ltd. 2014-5A A1R, Engs Commercial Finance Trust 2016-1A A2 and PFS Financing Corp. 2016-BA A.
(9)	Non-Agency Commercial Mortgage-Backed Securities categorized as Level 3 investments include A10 Bridge Asset Financing LLC 2015-AA A, Banc of America Re-REMIC Trust 2009-UB1 A4B, Bancorp Commercial Mortgage Trust 2016-CRE1 A, Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX, Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO, Credit Suisse Mortgage Capital Certificates 2014-RS1 MRA, GS Mortgage Securities Trust 2016-GS4 225A, GS Mortgage Securities Trust 2016-GS4 225C, GS Mortgage Securities Trust 2016-GS4 225D, H/2 Asset Funding 2014-1 Ltd., H/2 Asset Funding 2015-1A-AFL, H/2 Asset Funding 2015-1A-AFX, H/2 Asset Funding 2015-1A-BFX, JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO, JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO, MSCG Trust 2016-SNR A, MSCG Trust 2016-SNR B, MSCG Trust 2016-SNR C, Prima Capital CRE Securization 2006-1, Prima Capital CRE Securization 2015-5A B and Prima Capital Ltd.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Convertible Bonds	Corporate Bonds	Floating Rate Loans	Government Sponsored Enterprises Collateralized Mortgage Obligations	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2015	$34,011,809	$1,240,631	$42,359,519	$260,385,180	$47,033,031	$715,235,787
Accrued discounts/ premiums	(5,491)	–	(102,051)	222,055	–	(716,976)
Realized gain (loss)	–	–	–	773,416	–	3,016,164
Change in unrealized appreciation/depreciation	(35,469)	–	(52,468)	2,001,243	337,979	(189,363)
Purchases	116,061,335	–	–	638,768,896	–	386,567,992
Sales	–	–	(42,205,000)	(232,286,233)	–	(78,445,092)
Net transfers in or out of Level 3	(34,011,809)	–	–	(39,286,990)	(47,371,010)	(149,428,558)
Balance as of November 30, 2016	$116,020,375	$1,240,631	$–	$630,595,567	$–	$876,039,954

274	See Notes to Financial Statements.

Schedule of Investments

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
LONG-TERM INVESTMENTS 109.53%

ASSET-BACKED SECURITIES 24.57%

Automobiles 13.21%
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	$4,587	$4,678,882
AmeriCredit Automobile Receivables Trust 2012-4 C	1.93%	8/8/2018	278	278,381
AmeriCredit Automobile Receivables Trust 2013-1 C	1.57%	1/8/2019	821	821,662
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	933	932,578
AmeriCredit Automobile Receivables Trust 2014-1 C	2.15%	3/9/2020	2,615	2,632,542
AmeriCredit Automobile Receivables Trust 2014-2 A3	0.94%	2/8/2019	1,901	1,899,114
AmeriCredit Automobile Receivables Trust 2014-4 A3	1.27%	7/8/2019	4,539	4,538,950
AmeriCredit Automobile Receivables Trust 2015-2 C	2.40%	1/8/2021	12,880	13,024,243
AmeriCredit Automobile Receivables Trust 2015-3 A3	1.54%	3/9/2020	2,977	2,980,241
AmeriCredit Automobile Receivables Trust 2016-2 A2A	1.42%	10/8/2019	1,780	1,781,888
AmeriCredit Automobile Receivables Trust 2016-3 A3	1.46%	5/8/2021	7,453	7,435,464
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	2,895	2,894,104
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	1,219	1,221,671
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	7,474	7,498,401
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	3,267	3,273,009
Avis Budget Rental Car Funding AESOP LLC 2013-1A A†	1.92%	9/20/2019	6,628	6,603,816
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	3,109	3,158,898
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	3,588	3,598,688
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	4,547	4,538,117

See Notes to Financial Statements.	275

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Automobiles (continued)
Avis Budget Rental Car Funding AESOP LLC 2015-1A A†	2.50%	7/20/2021	$5,880	$5,865,320
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	2,391	2,380,717
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	5,288	5,290,065
BMW Vehicle Owner Trust 2013-A A4	1.12%	4/27/2020	906	906,247
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	112	111,963
California Republic Auto Receivables Trust 2014-3 B	2.66%	8/17/2020	2,460	2,480,069
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	3,483	3,489,949
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	5,940	5,909,510
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	750	753,918
California Republic Auto Receivables Trust 2016-1 A2	1.50%	12/17/2018	4,052	4,056,243
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	10,675	10,772,975
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	1,162	1,161,680
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	1,522	1,518,379
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	6,127	6,182,544
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	1,209	1,209,061
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	3,160	3,162,046
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	2,317	2,312,307
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	1,217	1,208,217
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	395	395,411
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	915	915,141
CarMax Auto Owner Trust 2014-1 A4	1.32%	7/15/2019	2,087	2,088,376
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	420	419,705
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	303	303,036
CarMax Auto Owner Trust 2015-2 A3	1.37%	3/16/2020	1,261	1,261,797
CarMax Auto Owner Trust 2015-4 A3	1.56%	11/16/2020	2,392	2,398,532
CarMax Auto Owner Trust 2016-1 A2A	1.30%	4/15/2019	3,195	3,196,890
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	4,656	4,653,850
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	3,490	3,481,039
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	3,634	3,604,928

276	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Automobiles (continued)
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	$2,477	$2,474,422
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	1,148	1,139,364
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	1,480	1,457,120
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	5,202	5,204,581
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	2,225	2,224,901
Chrysler Capital Auto Receivables Trust 2014-BA D†	3.44%	8/16/2021	2,425	2,462,749
Chrysler Capital Auto Receivables Trust 2016-AA A2†	1.47%	4/15/2019	2,569	2,572,270
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	1,265	1,284,044
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	888	889,005
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	1,600	1,683,311
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	1,287	1,289,736
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	1,523	1,539,948
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	1,968	1,970,761
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	1,016	1,018,044
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	3,660	3,722,829
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	3,804	3,906,714
Drive Auto Receivables Trust 2016-BA A2†	1.38%	8/15/2018	3,760	3,760,386
Drive Auto Receivables Trust 2016-BA A3†	1.67%	7/15/2019	5,298	5,303,522
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	1,893	1,896,864
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	5,026	5,034,997
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	1,194	1,195,297
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	319	318,956
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	1,661	1,670,267
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	2,892	2,891,614
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	3,550	3,547,860
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	279	278,942
Ford Credit Auto Owner Trust 2014-C A3	1.06%	5/15/2019	4,094	4,092,891
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	6,130	6,130,666
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	4,976	4,967,086
Ford Credit Auto Owner Trust 2016-C A3	1.22%	3/15/2021	1,858	1,848,022
Ford Credit Auto Owner Trust 2016-C B	1.73%	3/15/2022	2,360	2,340,424
Ford Credit Auto Owner Trust 2016-C C	1.93%	4/15/2023	1,486	1,467,124
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	1,436	1,436,022
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%	12/15/2022	1,946	1,955,025
Honda Auto Receivables Owner Trust 2013-3 A4	1.13%	9/16/2019	428	428,434
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%	9/17/2018	3,866	3,864,066
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%	10/15/2018	4,918	4,915,650
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	4,826	4,820,146

See Notes to Financial Statements.	277

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automobiles (continued)
Huntington Auto Trust 2016-1 A3	1.59%		11/16/2020	$5,782	$5,794,460
Hyundai Auto Receivables Trust 2013-B A4	1.01%		2/15/2019	1,653	1,653,347
M&T Bank Auto Receivables Trust 2013-1A A4†	1.57%		8/15/2018	3,204	3,206,611
Mercedes-Benz Auto Lease Trust 2016-A A2A	1.34%		7/16/2018	5,925	5,930,639
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%		3/15/2019	9,401	9,400,634
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%		4/15/2021	4,275	4,313,045
Porsche Financial Auto Securitization Trust 2014-1 A4†	1.14%		12/23/2021	8,786	8,786,634
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	1,872	1,872,124
Santander Drive Auto Receivables Trust 2014-2 C	2.33%		11/15/2019	2,450	2,465,379
Santander Drive Auto Receivables Trust 2014-3 C	2.13%		8/17/2020	15,089	15,159,861
Santander Drive Auto Receivables Trust 2014-4 B	1.82%		5/15/2019	2,264	2,266,453
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	4,178	4,218,294
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	12,530	12,644,837
Santander Drive Auto Receivables Trust 2015-5 A3	1.58%		9/16/2019	2,889	2,893,616
Santander Drive Auto Receivables Trust 2016-2 A2A	1.38%		7/15/2019	2,405	2,407,491
Santander Drive Auto Receivables Trust 2016-2 B	2.08%		2/16/2021	1,245	1,248,859
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%		11/15/2019	3,188	3,189,546
Santander Drive Auto Receivables Trust 2016-3 B	1.89%		6/15/2021	1,740	1,735,465
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%		9/16/2019	13,741	13,757,157
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	4,877	4,776,229
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%		12/16/2019	8,139	8,143,815
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%		4/15/2021	5,176	5,225,206
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%		2/15/2022	4,183	4,159,838
Toyota Auto Receivables Owner Trust 2016-B A2A	1.02%		10/15/2018	3,643	3,641,463
Wheels SPV 2 LLC 2016-1A A2†	1.59%		5/20/2025	5,672	5,677,862
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	1,635	1,635,047
Total					390,488,536

Credit Cards 2.91%
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	7,127	7,146,755
Capital One Multi-Asset Execution Trust 2014-A1	1.08%	#	11/15/2019	11,454	11,457,823
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	2,740	2,741,800
Capital One Multi-Asset Execution Trust 2015-A1	1.39%		1/15/2021	2,404	2,407,143
Capital One Multi-Asset Execution Trust 2016-A1	0.988%	#	2/15/2022	8,733	8,773,395
Chase Issuance Trust 2014-A1	1.15%		1/15/2019	14,853	14,854,646
Chase Issuance Trust 2014-A6	1.26%		7/15/2019	5,460	5,466,387

278	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Credit Cards (continued)
Chase Issuance Trust 2015-A2	1.59%		2/18/2020	$1,814	$1,820,975
Chase Issuance Trust 2016-A5	1.27%		7/15/2021	8,126	8,049,853
Citibank Credit Card Issuance Trust 2014-A2	1.02%		2/22/2019	8,388	8,389,842
Discover Card Execution Note Trust 2014-A3	1.22%		10/15/2019	10,433	10,440,501
Discover Card Execution Note Trust 2014-A5 A	1.39%		4/15/2020	1,162	1,163,976
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	3,296	3,358,830
Total					86,071,926

Home Equity 0.03%
New Century Home Equity Loan Trust 2005-A A6	4.697%		8/25/2035	959	966,113

Other 8.42%
Ally Master Owner Trust 2012-4 A	1.72%		7/15/2019	5,060	5,075,934
Ally Master Owner Trust 2012-5 A	1.54%		9/15/2019	7,011	7,025,793
Ally Master Owner Trust 2014-4 A2	1.43%		6/17/2019	9,129	9,139,635
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	6,860	6,876,140
ALM XIV Ltd. 2014-14A A1†	2.32%	#	7/28/2026	7,000	7,011,719
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	1.10%	#	4/16/2021	411	411,214
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	$1,826	$1,823,571
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	1,870	1,857,716
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	1,200	1,186,500
Ballyrock CLO Ltd. 2016-1A A†	2.406%	#	10/15/2028	7,000	7,016,005
BlueMountain CLO Ltd. 2014-4A A1R†	2.202%	#	11/30/2026	6,500	6,500,000
Carlyle Global Market Strategies CLO Ltd. 2013-4A A2R†	2.40%	#	10/15/2025	9,650	9,657,153
Carlyle Global Market Strategies CLO Ltd. 2015-2A A1†	2.356%	#	4/27/2027	6,550	6,560,157
Cent CLO Ltd. 2013-18A A†	2.002%	#	7/23/2025	1,130	1,124,375
CIFC Funding Ltd. 2014-5A A1R†	2.258%	#	1/17/2027	6,500	6,498,023
CNH Equipment Trust 2014-C A3	1.05%		11/15/2019	1,587	1,585,723
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	2,430	2,441,796
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	1,647	1,650,345
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	533	533,185
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	1,568	1,564,237
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	1,505	1,503,307
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	6,599	6,652,806
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	5,742	5,740,648

See Notes to Financial Statements.	279

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Ford Credit Floorplan Master Owner Trust 2012-2 A	1.92%		1/15/2019	$5,350	$5,354,950
Ford Credit Floorplan Master Owner Trust 2014-1 A1	1.20%		2/15/2019	4,732	4,732,795
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	2,219	2,212,100
Grayson CLO Ltd. 2006-1A A1A†	1.131%	#	11/1/2021	356	355,018
Hempstead CLO LP 2013-1A A1†	2.38%	#	1/15/2026	6,000	6,007,408
Jackson Mill CLO Ltd. 2015-1A A†	2.42%	#	4/15/2027	8,300	8,320,107
JFIN Revolver CLO 2013-1A A†	2.131%	#	1/20/2021	656	657,999
JFIN Revolver CLO Ltd. 2014-2A A2†	2.211%	#	2/20/2022	2,989	2,981,722
JFIN Revolver CLO Ltd. 2015-3A A1†	2.381%	#	4/20/2023	3,135	3,140,007
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	831	830,254
KKR CLO Ltd. 11-A†	2.40%	#	4/15/2027	8,000	8,014,054
KKR CLO Ltd. 15-A1A†	2.353%	#	10/18/2028	5,905	5,916,347
LCM XXII Ltd. 22A-A1†	2.336%	#	10/20/2028	6,000	6,000,165
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	3,130	3,133,927
Leaf Receivables Funding 11 LLC 2016-1 A1†	1.00%		6/15/2017	3,308	3,307,649
Macquarie Equipment Funding Trust 2014-A A3†	1.23%		7/20/2021	3,457	3,449,061
Marathon CLO IV Ltd. 2012-4A A1†	2.301%	#	5/20/2023	3,346	3,347,294
MMAF Equipment Finance LLC 2016-AA A5†	2.21%		12/15/2032	2,171	2,147,186
NCF Dealer Floorplan Master Trust 2016-1A B†	6.062%	#	3/21/2022	1,158	1,134,293
NCF Dealer Floorplan Master Trust 2016-1A C†	9.062%	#	3/21/2022	5,092	5,129,184
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	2,025	2,016,871
NZCG Funding Ltd. 2015-2A A1†	2.436%	#	4/27/2027	4,670	4,677,297
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	4,000	3,998,555
Oaktree EIF I Series Ltd. 2015-A1 B†	3.482%	#	10/18/2027	5,750	5,803,926
Octagon Investment Partners XIX Ltd. 2014-1A A†	2.40%	#	4/15/2026	3,378	3,382,703
OHA Loan Funding Ltd. 2015-1A A†	2.406%	#	2/15/2027	6,500	6,521,417
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	1,983	2,016,304
OZLM Funding Ltd. 2012-1A A2R†	3.232%	#	7/22/2027	2,000	2,003,295
OZLM VIII Ltd. 2014-8A A1A†	2.32%	#	10/17/2026	3,010	3,006,640
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021	1,570	1,569,969
Shackleton CLO Ltd. 2014-5A A†	2.381%	#	5/7/2026	350	351,014
Sheridan Square CLO Ltd. 2013-1A A1†	1.93%	#	4/15/2025	3,900	3,891,306
SLM Private Education Loan Trust 2010-A 2A†	3.788%	#	5/16/2044	1,817	1,889,370
SLM Private Education Loan Trust 2012-A A1†	1.938%	#	8/15/2025	124	123,845
SLM Private Education Loan Trust 2012-E A1†	1.288%	#	10/16/2023	471	470,752
Sound Point CLO IV Ltd. 2013-3A A†	2.251%	#	1/21/2026	9,000	8,988,696
Stone Tower CLO VI Ltd. 2007-6A A2B†	1.20%	#	4/17/2021	20	19,679

280	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Other (continued)
Tryon Park CLO Ltd. 2013-1A A1†	2.00%	#	7/15/2025		$5,000	$4,996,259
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026		2,250	2,252,645
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.312%	#	4/22/2019		14,918	14,943,731
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022		242	241,801
Total						248,773,577
Total Asset-Backed Securities (cost $725,672,100)						726,300,152

					Shares (000)
COMMON STOCK 0.00%

Oil
OGX Petroleo e Gas SA ADR (cost $41,276)					27	16,633

					Principal Amount (000)

CONVERTIBLE BONDS 0.00%

Oil
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016	BRL	17	30,477
Oleo e Gas Participacoes SA(a)(b)	10.00%		12/1/2016	BRL	22	38,359
Total Convertible Bonds (cost $123,390)						68,836

CORPORATE BONDS 23.79%

Air Transportation 0.07%
Air Canada (Canada)†(c)	7.75%		4/15/2021		$458	502,655
American Airlines 2013-2 Class B
Pass-Through Trust†	5.60%		7/15/2020		1,554	1,606,764
Total						2,109,419

Auto Parts: Original Equipment 0.10%
International Automotive Components
Group SA (Luxembourg)†(c)	9.125%		6/1/2018		1,446	1,312,245
MPG Holdco I, Inc.	7.375%		10/15/2022		1,634	1,683,020
Total						2,995,265

Automotive 0.54%
Ford Motor Co.	6.375%		2/1/2029		1,719	1,977,445
Ford Motor Co.	7.45%		7/16/2031		2,973	3,695,002

See Notes to Financial Statements.	281

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automotive (continued)
General Motors Co.	6.60%		4/1/2036	$9,142	$10,279,859
Total					15,952,306

Banks: Regional 4.35%
Banco de Bogota SA (Colombia)†(c)	6.25%		5/12/2026	2,805	2,779,278
Banco de Credito e Inversiones (Chile)†(c)	4.00%		2/11/2023	361	370,333
Banco Nacional de Comercio Exterior SNC (Mexico)†(c)	4.375%		10/14/2025	1,000	982,500
Bank of America Corp.	3.95%		4/21/2025	2,550	2,537,321
Bank of America Corp.	4.20%		8/26/2024	4,554	4,637,794
Bank of America Corp.	4.25%		10/22/2026	3,211	3,240,528
Bank of America Corp.	4.45%		3/3/2026	2,000	2,058,884
BBVA Banco Continental SA (Peru)†(c)	5.25%	#	9/22/2029	1,100	1,127,500
Citigroup, Inc.	4.45%		9/29/2027	941	956,110
Citigroup, Inc.	5.50%		9/13/2025	5,420	5,935,485
Citigroup, Inc.	5.875%		2/22/2033	3,683	4,096,608
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	2,098	2,588,349
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	8,121	10,037,808
Intesa Sanpaolo SpA (Italy)†(c)	5.71%		1/15/2026	3,251	2,983,417
JPMorgan Chase & Co.	2.112%	#	10/24/2023	7,596	7,651,929
JPMorgan Chase & Co.	3.90%		7/15/2025	8,027	8,291,273
JPMorgan Chase & Co.	4.25%		10/1/2027	4,004	4,123,375
Lloyds Banking Group plc (United Kingdom)(c)	4.582%		12/10/2025	4,425	4,366,869
Morgan Stanley	3.875%		1/27/2026	2,432	2,468,966
Morgan Stanley	4.00%		7/23/2025	7,227	7,417,273
Morgan Stanley	7.25%		4/1/2032	523	700,602
Popular, Inc.	7.00%		7/1/2019	1,086	1,118,580
Santander UK Group Holdings plc (United Kingdom)†(c)	4.75%		9/15/2025	5,755	5,576,135
Santander UK plc (United Kingdom)(c)	7.95%		10/26/2029	4,693	5,577,560
Toronto-Dominion Bank (The) (Canada)(c)	3.625%	#	9/15/2031	1,870	1,802,781
UBS Group Funding Jersey Ltd. (Jersey)†(c)	4.125%		4/15/2026	7,197	7,278,463
Wells Fargo & Co.	3.00%		10/23/2026	6,057	5,803,139
Wells Fargo & Co.	4.10%		6/3/2026	5,215	5,312,990
Wells Fargo Bank NA	5.85%		2/1/2037	7,443	8,739,466
Wells Fargo Bank NA	6.60%		1/15/2038	2,094	2,674,214
Westpac Banking Corp. (Australia)(c)	4.322%	#	11/23/2031	5,402	5,370,209
Total					128,605,739

282	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Beverages 0.64%
Anheuser-Busch InBev Finance, Inc.	4.70%	2/1/2036	$11,613	$12,216,725
Becle SA de CV (Mexico)†(c)	3.75%	5/13/2025	1,900	1,826,890
Central American Bottling Corp. (Guatemala)†(c)	6.75%	2/9/2022	4,671	4,787,775
Total				18,831,390

Biotechnology Research & Production 0.13%
Amgen, Inc.	4.95%	10/1/2041	975	1,000,483
Amgen, Inc.	6.40%	2/1/2039	2,445	2,957,401
Total				3,957,884

Building Materials 0.30%
Standard Industries, Inc.†	5.50%	2/15/2023	1,758	1,815,135
Standard Industries, Inc.†	6.00%	10/15/2025	6,892	7,202,140
Total				9,017,275

Business Services 0.08%
Brand Energy & Infrastructure Services, Inc.†	8.50%	12/1/2021	685	693,562
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(c)	5.875%	8/12/2020	1,500	1,557,150
Total				2,250,712

Chemicals 0.86%
Basell Finance Co. BV (Netherlands)†(c)	8.10%	3/15/2027	3,956	5,123,020
Blue Cube Spinco, Inc.	10.00%	10/15/2025	7,408	8,852,560
Chemours Co. (The)	7.00%	5/15/2025	1,995	1,975,050
Equate Petrochemical BV (Netherlands)†(c)	4.25%	11/3/2026	4,800	4,542,893
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	603	684,405
Grupo Idesa SA de CV (Mexico)†(c)	7.875%	12/18/2020	2,400	2,172,000
Mexichem SAB de CV (Mexico)†(c)	4.875%	9/19/2022	1,364	1,384,460
Valvoline, Inc.†	5.50%	7/15/2024	735	763,481
Total				25,497,869

Computer Hardware 0.56%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	6.02%	6/15/2026	3,682	3,880,419
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%	6/15/2024	1,867	2,041,232
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	8.10%	7/15/2036	2,521	2,878,843
Hewlett-Packard Enterprise Co.†	5.15%	10/15/2025	7,509	7,694,668
Total				16,495,162

Computer Software 0.03%
Camelot Finance SA (Luxembourg)†(c)	7.875%	10/15/2024	935	958,375

See Notes to Financial Statements.	283

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Containers 0.05%
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	$1,450	$1,431,875

Diversified 0.02%
KOC Holding AS (Turkey)†(c)	5.25%	3/15/2023	625	608,569

Drugs 0.38%
Forest Laboratories LLC†	5.00%	12/15/2021	6,978	7,545,395
Mylan NV†	3.95%	6/15/2026	4,016	3,779,654
Total				11,325,049

Electric: Power 0.76%
AES Gener SA (Chile)†(c)	5.00%	7/14/2025	400	396,950
Appalachian Power Co.	7.00%	4/1/2038	3,000	3,944,721
Berkshire Hathaway Energy Co.	6.50%	9/15/2037	3,267	4,197,644
Dominion Resources, Inc.	7.00%	6/15/2038	1,707	2,194,743
Exelon Generation Co. LLC	5.60%	6/15/2042	2,500	2,410,433
Exelon Generation Co. LLC	6.25%	10/1/2039	4,230	4,230,634
Massachusetts Electric Co.†	4.004%	8/15/2046	3,105	2,963,797
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	1,500	1,518,768
Red Oak Power LLC	8.54%	11/30/2019	675	678,173
Total				22,535,863

Electrical Equipment 0.13%
QUALCOMM, Inc.	4.65%	5/20/2035	3,777	3,987,704

Engineering & Contracting Services 0.13%
China Railway Resources Huitung Ltd. (Hong Kong)(c)	3.85%	2/5/2023	2,849	2,895,291
Mexico City Airport Trust (Mexico)†(c)	4.25%	10/31/2026	1,115	1,070,400
Total				3,965,691

Entertainment 0.28%
AMC Entertainment Holdings, Inc.	5.75%	6/15/2025	3,294	3,335,175
CCM Merger, Inc.†	9.125%	5/1/2019	1,206	1,252,479
Eldorado Resorts, Inc.	7.00%	8/1/2023	665	706,563
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	2,862	2,876,310
Total				8,170,527

Financial Services 0.96%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	789	749,025
Affiliated Managers Group, Inc.	4.25%	2/15/2024	1,612	1,629,476
International Lease Finance Corp.	5.875%	4/1/2019	8,844	9,440,970

284	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Financial Services (continued)
Lazard Group LLC	6.85%	6/15/2017	$379	$389,713
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	2,265	2,327,287
Navient Corp.	6.625%	7/26/2021	1,187	1,241,899
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	3,694	3,837,142
OM Asset Management plc (United Kingdom)(c)	4.80%	7/27/2026	3,066	2,924,047
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	5,174	5,875,734
Total				28,415,293

Food 0.11%
Gruma SAB de CV (Mexico)†(c)	4.875%	12/1/2024	1,100	1,133,000
Kraft Heinz Foods Co.	6.875%	1/26/2039	1,659	2,104,853
Total				3,237,853

Health Care Services 0.20%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	1,000	990,000
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	316	315,210
Aetna, Inc.	4.25%	6/15/2036	2,531	2,522,273
HCA, Inc.	7.50%	11/6/2033	880	937,200
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	645	679,669
Surgical Care Affiliates, Inc.†	6.00%	4/1/2023	587	601,675
Total				6,046,027

Household Equipment/Products 0.12%
Central Garden & Pet Co.	6.125%	11/15/2023	3,250	3,404,375

Insurance 0.34%
Lincoln National Corp.	6.30%	10/9/2037	662	759,521
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	5,886	6,299,262
Willis North America, Inc.	7.00%	9/29/2019	2,555	2,850,836
Total				9,909,619

Investment Management Companies 0.03%
GrupoSura Finance SA†	5.50%	4/29/2026	750	757,500

Leisure 0.35%
Carnival plc(c)	7.875%	6/1/2027	3,957	5,009,348
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	4,590	5,462,100
Total				10,471,448

See Notes to Financial Statements.	285

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Lodging 0.17%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	$3,517	$3,842,322
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	1,220	1,220,000
Total				5,062,322

Machinery: Agricultural 0.06%
Reynolds American, Inc.	8.125%	5/1/2040	1,400	1,844,993

Machinery: Industrial/Specialty 0.07%
SPX FLOW, Inc.†	5.625%	8/15/2024	2,057	2,026,145

Manufacturing 0.22%
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	3,480	3,340,800
Trinity Industries, Inc.	4.55%	10/1/2024	3,221	3,084,774
Total				6,425,574

Media 2.15%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,560	1,849,862
21st Century Fox America, Inc.	6.90%	8/15/2039	3,664	4,648,150
Cablevision SA (Argentina)†(c)	6.50%	6/15/2021	350	356,125
Cablevision Systems Corp.	5.875%	9/15/2022	2,630	2,459,050
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	1,732	1,783,960
Charter Communications Operating LLC/Charter Communications Operating Capital†	6.384%	10/23/2035	2,584	2,891,796
Comcast Corp.	6.95%	8/15/2037	3,199	4,334,258
Cox Communications, Inc.†	8.375%	3/1/2039	3,839	4,724,369
CSC Holdings LLC†	10.875%	10/15/2025	1,648	1,924,040
Discovery Communications LLC	6.35%	6/1/2040	3,281	3,419,022
DISH DBS Corp.	7.75%	7/1/2026	2,942	3,254,587
Globo Comunicacao e Participacoes SA (Brazil)†(c)	4.875%	4/11/2022	3,825	3,796,312
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(c)	5.307%	5/11/2022	3,550	3,550,000
Grupo Televisa SAB (Mexico)(c)	6.625%	1/15/2040	2,216	2,296,264
Myriad International Holdings BV (Netherlands)†(c)	5.50%	7/21/2025	2,500	2,524,188
SFR Group SA (France)†(c)	6.00%	5/15/2022	1,666	1,684,743
Time Warner Cable, Inc.	7.30%	7/1/2038	4,158	4,972,598
Time Warner Entertainment Co. LP	8.375%	7/15/2033	2,300	2,965,586
Time Warner, Inc.	7.625%	4/15/2031	1,107	1,467,420
Univision Communications, Inc.†	5.125%	2/15/2025	524	498,455

286	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Media (continued)
Viacom, Inc.	4.85%	12/15/2034	$285	$273,506
Viacom, Inc.	6.875%	4/30/2036	3,330	3,798,924
VTR Finance BV (Netherlands)†(c)	6.875%	1/15/2024	3,890	3,958,075
Total				63,431,290

Metals & Minerals: Miscellaneous 1.30%
Aleris International, Inc.†	9.50%	4/1/2021	1,584	1,702,800
Barrick Gold Corp. (Canada)(c)	4.10%	5/1/2023	250	259,647
Barrick International Barbados Corp. (Barbados)†(c)	6.35%	10/15/2036	1,711	1,797,243
Coeur Mining, Inc.	7.875%	2/1/2021	1,584	1,651,320
Corp. Nacional del Cobre de Chile (Chile)†(c)	4.50%	9/16/2025	7,800	7,865,536
Freeport-McMoRan, Inc.	3.875%	3/15/2023	3,615	3,416,175
Glencore Finance Canada Ltd. (Canada)†(c)	6.00%	11/15/2041	3,612	3,514,761
Glencore Funding LLC†	4.625%	4/29/2024	453	456,379
Goldcorp, Inc. (Canada)(c)	5.45%	6/9/2044	2,399	2,362,348
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(c)	6.625%	10/14/2022	3,260	3,582,398
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022	5,384	5,437,840
New Gold, Inc. (Canada)†(c)	7.00%	4/15/2020	69	71,243
Teck Resources Ltd. (Canada)(c)	4.75%	1/15/2022	6,259	6,368,532
Total				38,486,222

Natural Gas 0.17%
Dominion Gas Holdings LLC	4.60%	12/15/2044	4,920	4,891,410

Oil 1.81%
Afren plc (United Kingdom)†(a)(c)	10.25%	4/8/2019	2,537	13,193
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	563	584,112
Eni SpA (Italy)†(c)	5.70%	10/1/2040	10,550	10,529,280
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	5,033	5,190,281
Gazprom OAO via Gaz Capital SA (Luxembourg)†(c)	4.95%	2/6/2028	1,300	1,237,937
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	522	532,839
Kerr-McGee Corp.	7.125%	10/15/2027	256	274,010
Kerr-McGee Corp.	7.875%	9/15/2031	3,446	4,248,539
LUKOIL International Finance BV (Netherlands)†(c)	4.563%	4/24/2023	2,970	2,961,117
LUKOIL International Finance BV (Netherlands)†(c)	6.656%	6/7/2022	500	551,060
MEG Energy Corp. (Canada)†(c)	6.375%	1/30/2023	289	256,488
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	2,753	2,415,757
Murphy Oil Corp.	6.875%	8/15/2024	632	666,760
OGX Austria GmbH (Austria)†(a)(c)	8.50%	6/1/2018	1,730	35

See Notes to Financial Statements.	287

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil (continued)
PDC Energy, Inc.†	6.125%		9/15/2024	$725	$744,937
PDC Energy, Inc.	7.75%		10/15/2022	2,871	3,043,260
Pertamina Persero PT (Indonesia)†(c)	5.625%		5/20/2043	800	758,082
Petrobras Global Finance BV (Netherlands)(c)	4.375%		5/20/2023	2,346	2,073,864
Petroleos Mexicanos (Mexico)(c)	4.50%		1/23/2026	4,500	4,001,400
Precision Drilling Corp. (Canada)†(c)	7.75%		12/15/2023	1,268	1,290,190
Shell International Finance BV (Netherlands)(c)	6.375%		12/15/2038	1,283	1,625,883
Sinopec Group Overseas Development Ltd.†	4.375%		10/17/2023	1,548	1,637,419
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	4.00%		8/15/2026	2,900	2,704,250
Valero Energy Corp.	10.50%		3/15/2039	1,953	2,919,346
YPF SA (Argentina)†(c)	8.50%		7/28/2025	3,147	3,208,996
Total					53,469,035

Oil: Crude Producers 1.69%
Enbridge Energy Partners LP	9.875%		3/1/2019	4,721	5,378,787
Energy Transfer Partners LP	6.625%		10/15/2036	1,260	1,325,816
Energy Transfer Partners LP	7.50%		7/1/2038	4,526	5,106,885
GNL Quintero SA (Chile)†(c)	4.634%		7/31/2029	1,650	1,633,500
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025	2,266	2,331,084
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	3,850	4,203,318
Kinder Morgan Energy Partners LP	7.40%		3/15/2031	620	690,644
Kinder Morgan Energy Partners LP	7.50%		11/15/2040	405	462,755
Kinder Morgan, Inc.	7.75%		1/15/2032	6,831	8,109,640
Kinder Morgan, Inc.	7.80%		8/1/2031	1,138	1,352,397
Regency Energy Partners LP/Regency Energy Finance Corp.	5.00%		10/1/2022	470	497,846
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%		3/1/2022	2,770	3,065,883
Ruby Pipeline LLC†	6.00%		4/1/2022	3,861	3,982,436
Tennessee Gas Pipeline Co. LLC	8.375%		6/15/2032	1,527	1,850,562
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%		1/15/2025	1,108	1,124,620
Transportadora de Gas Internacional SA ESP (Colombia)†(c)	5.70%		3/20/2022	2,634	2,699,850
Williams Cos., Inc. (The)	8.75%		3/15/2032	5,169	6,073,575
Total					49,889,598

Oil: Integrated Domestic 0.69%
FTS International, Inc.†	8.35%	#	6/15/2020	3,154	3,000,243
Halliburton Co.	6.70%		9/15/2038	613	749,004

288	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Integrated Domestic (continued)
Halliburton Co.	7.45%	9/15/2039	$1,347	$1,783,902
National Oilwell Varco, Inc.	2.60%	12/1/2022	1,820	1,677,350
Oceaneering International, Inc.	4.65%	11/15/2024	2,781	2,701,844
Transocean Proteus Ltd.†(d)	6.25%	12/1/2024	2,627	2,633,568
Trinidad Drilling Ltd. (Canada)†(c)	7.875%	1/15/2019	3,216	3,183,840
Weatherford International Ltd.	9.875%	3/1/2039	4,749	4,630,275
Total				20,360,026

Real Estate Investment Trusts 1.03%
CBRE Services, Inc.	5.25%	3/15/2025	568	587,773
Communications Sales & Leasing, Inc./CSL Capital LLC	8.25%	10/15/2023	3,912	4,127,160
EPR Properties	5.25%	7/15/2023	6,862	7,146,739
Equinix, Inc.	5.875%	1/15/2026	1,329	1,382,173
Kilroy Realty LP	6.625%	6/1/2020	517	580,020
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	5.625%	5/1/2024	1,245	1,307,250
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	840	852,809
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,853	2,941,021
PLA Administradora Industrial S de RL de CV (Mexico)†(c)	5.25%	11/10/2022	2,483	2,389,887
VEREIT Operating Partnership LP	3.00%	2/6/2019	9,042	9,044,713
Total				30,359,545

Retail 0.33%
New Albertson’s, Inc.	7.45%	8/1/2029	1,297	1,235,392
Pacific Emerald Pte Ltd. (Singapore)(c)	9.75%	7/25/2018	775	814,432
PetSmart, Inc.†	7.125%	3/15/2023	2,300	2,360,375
PVH Corp.	7.75%	11/15/2023	2,290	2,656,400
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	3,034	2,631,995
Total				9,698,594

Retail: Specialty 0.04%
Revlon Consumer Products Corp.	6.25%	8/1/2024	1,139	1,140,490

Technology 0.80%
Alibaba Group Holding Ltd. (China)(c)	3.60%	11/28/2024	5,900	5,842,947
Amazon.com, Inc.	4.80%	12/5/2034	9,231	10,075,000
Baidu, Inc. (China)(c)	3.50%	11/28/2022	200	202,224
Netflix, Inc.†	4.375%	11/15/2026	4,009	3,908,815
Tencent Holdings Ltd. (China)†(c)	3.375%	5/2/2019	3,500	3,592,039
Total				23,621,025

See Notes to Financial Statements.	289

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Telecommunications 1.41%
AT&T, Inc.	6.00%	8/15/2040	$9,767	$10,778,637
AT&T, Inc.	6.50%	9/1/2037	5,560	6,329,359
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	2,000	1,495,000
Digicel Ltd. (Jamaica)†(c)	6.75%	3/1/2023	1,077	931,605
Frontier Communications Corp.	11.00%	9/15/2025	399	401,494
GTH Finance BV (Netherlands)†(c)	7.25%	4/26/2023	750	799,440
Millicom International Cellular SA (Luxembourg)†(c)	4.75%	5/22/2020	2,500	2,521,875
MTN Mauritius Investment Ltd. (Mauritius)†(c)	4.755%	11/11/2024	1,865	1,685,587
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	1,800	1,774,125
Sprint Corp.	7.125%	6/15/2024	5,000	4,984,400
T-Mobile USA, Inc.	6.542%	4/28/2020	2,766	2,858,490
Verizon Communications, Inc.	4.40%	11/1/2034	3,073	3,002,287
Verizon Communications, Inc.	5.05%	3/15/2034	2,289	2,401,067
Verizon Communications, Inc.	6.40%	9/15/2033	1,538	1,842,664
Total				41,806,030

Transportation: Miscellaneous 0.17%
Autoridad del Canal de Panama (Panama)†(c)	4.95%	7/29/2035	200	214,500
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	3,193	3,304,755
XPO Logistics, Inc.†	6.125%	9/1/2023	1,343	1,376,575
Total				4,895,830

Utilities 0.16%
Aquarion Co.†	4.00%	8/15/2024	4,791	4,807,409
Total Corporate Bonds (cost $709,594,273)				703,154,327

FLOATING RATE LOANS(e) 0.16%

Electrical Equipment 0.01%
MKS Instruments, Inc. Tranche B2 Term Loan	4.25%	5/1/2023	172	173,673

Food 0.04%
Amplify Snack Brands, Inc. Term Loan	6.50%	8/24/2023	1,357	1,333,252

Gaming 0.06%
Seminole Tribe of Florida Initial Term Loan	3.088%	4/29/2020	1,655	1,661,348

Retail 0.05%
J. Crew Group, Inc. Initial Term Loan	4.00%	3/5/2021	2,382	1,548,985
Total Floating Rate Loans (cost $5,092,933)				4,717,258

290	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
FOREIGN BONDS(b) 0.07%

Brazil 0.02%
BRF SA†	7.75%	5/22/2018	BRL	2,500	$694,845

Mexico 0.05%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028	MXN	31,250	1,416,520
Total Foreign Bonds (cost $3,748,146)					2,111,365

FOREIGN GOVERNMENT OBLIGATIONS 3.33%

Argentina 0.22%
Provincia de Mendoza†(c)	8.375%	5/19/2024		$2,850	2,857,125
Provincia of Neuquen†(c)	8.625%	5/12/2028		1,500	1,556,250
Republic of Argentina†(c)	7.625%	4/22/2046		150	143,250
Republic of Argentina(c)	8.28%	12/31/2033		1,901	1,953,446
Total					6,510,071

Bahamas 0.07%
Commonwealth of Bahamas†(c)	6.95%	11/20/2029		1,943	2,154,612

Bermuda 0.10%
Government of Bermuda†	3.717%	1/25/2027		3,090	2,950,950

Brazil 0.12%
Federal Republic of Brazil(c)	4.25%	1/7/2025		1,000	941,250
Federal Republic of Brazil(c)	5.00%	1/27/2045		1,000	798,000
Federal Republic of Brazil†(c)	5.333%	2/15/2028		2,000	1,880,000
Total					3,619,250

Cayman Islands 0.03%
Cayman Islands Government†	5.95%	11/24/2019		800	904,000

Chile 0.31%
Republic of Chile(c)	3.125%	3/27/2025		713	710,932
Republic of Chile(c)	3.125%	1/21/2026		8,340	8,298,300
Total					9,009,232

Dominican Republic 0.07%
Dominican Republic†(c)	6.85%	1/27/2045		1,550	1,480,250
Dominican Republic†(c)	9.04%	1/23/2018		471	488,940
Total					1,969,190

Ethiopia 0.02%
Republic of Ethiopia†(c)	6.625%	12/11/2024		800	714,832

See Notes to Financial Statements.	291

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Honduras 0.11%
Honduras Government†(c)	7.50%	3/15/2024	$3,100	$3,239,500

Hungary 0.11%
Republic of Hungary(c)	5.375%	3/25/2024	2,946	3,242,441

Indonesia 0.16%
Perusahaan Penerbit SBSN†(c)	4.00%	11/21/2018	1,700	1,759,500
Perusahaan Penerbit SBSN†(c)	4.325%	5/28/2025	2,275	2,289,333
Republic of Indonesia†(c)	5.875%	1/15/2024	670	754,691
Total				4,803,524

Ivory Coast 0.03%
Ivory Coast Bond†(c)	6.375%	3/3/2028	775	754,835

Latvia 0.08%
Republic of Latvia†(c)	5.25%	6/16/2021	2,047	2,288,433

Lithuania 0.16%
Republic of Lithuania†(c)	7.375%	2/11/2020	4,078	4,675,427

Mexico 0.41%
United Mexican States(c)	4.00%	10/2/2023	12,221	12,221,000

Panama 0.04%
Republic of Panama(c)	4.00%	9/22/2024	348	357,135
Republic of Panama(c)	6.70%	1/26/2036	600	739,500
Total				1,096,635

Paraguay 0.17%
Republic of Paraguay†(c)	4.625%	1/25/2023	3,150	3,151,921
Republic of Paraguay†(c)	5.00%	4/15/2026	600	601,500
Republic of Paraguay†(c)	6.10%	8/11/2044	1,170	1,167,075
Total				4,920,496

Peru 0.14%
Republic of Peru(c)	4.125%	8/25/2027	3,932	4,123,685

Qatar 0.32%
State of Qatar†(c)	3.25%	6/2/2026	9,725	9,512,499

Romania 0.01%
Republic of Romania†(c)	6.125%	1/22/2044	320	381,952

292	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Russia 0.20%
Russia Eurobonds†(c)	4.875%		9/16/2023	$5,500	$5,795,757

Sri Lanka 0.07%
Republic of Sri Lanka†(c)	6.25%		7/27/2021	1,000	1,031,250
Republic of Sri Lanka†(c)	6.85%		11/3/2025	1,100	1,109,785
Total					2,141,035

Trinidad And Tobago 0.06%
Republic of Trinidad & Tobago†(c)	4.375%		1/16/2024	1,830	1,796,090

Turkey 0.28%
Republic of Turkey(c)	3.25%		3/23/2023	1,350	1,202,243
Republic of Turkey(c)	5.625%		3/30/2021	4,265	4,382,279
Republic of Turkey(c)	5.75%		3/22/2024	2,625	2,648,462
Total					8,232,984

Uruguay 0.04%
Republic of Uruguay PIK(c)	7.875%		1/15/2033	968	1,239,040
Total Foreign Government Obligations (cost $100,885,369)					98,297,470

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.68%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.338%	#	2/25/2032	18,108	2,999,302
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	370	370,138
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	8,433	8,490,383
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	6,256	6,363,942
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	1,780	1,800,485
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $20,340,544)					20,024,250

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 23.70%
Federal Home Loan Mortgage Corp.	0.75%		4/9/2018	78,634	78,331,810
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018	42,319	42,186,288
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046 - 3/1/2046	18,358	18,935,124
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	8,225	8,785,810
Federal Home Loan Mortgage Corp.	5.00%		6/1/2026	2,579	2,737,930
Federal National Mortgage Assoc.(f)	3.00%		TBA	204,420	205,443,860
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 4/1/2046	120,925	124,829,498
Federal National Mortgage Assoc.(f)	3.50%		TBA	61,420	63,082,660
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 11/1/2044	22,514	23,849,314

See Notes to Financial Statements.	293

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.(f)	4.00%		TBA	$108,300	$114,095,743
Federal National Mortgage Assoc.(f)	4.50%		TBA	9,103	9,821,106
Federal National Mortgage Assoc.	5.50%		9/1/2034 - 4/1/2036	7,474	8,414,624
Total Government Sponsored Enterprises Pass-Throughs (cost $709,034,462)					700,513,767

MUNICIPAL BONDS 0.25%

Miscellaneous
Municipal Elec Auth of Georgia	7.055%		4/1/2057	1,900	2,171,244
North Texas Tollway Auth	8.91%		2/1/2030	2,875	3,394,541
Pennsylvania	5.35%		5/1/2030	1,600	1,752,672
Total Municipal Bonds (cost $7,080,273)					7,318,457

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.86%
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	546	540,835
Citigroup Commercial Mortgage Trust 2014-GC25 XB IO	0.338%	#	10/10/2047	50,626	795,810
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	7,900	5,413,301
Citigroup Commercial Mortgage Trust 2016-P3 C	4.998%	#	4/15/2049	1,600	1,634,571
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#	4/15/2049	1,297	923,332
Citigroup Commercial Mortgage Trust 2016-P4 C	4.134%	#	7/10/2049	3,197	3,034,808
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.425%	#	8/10/2047	5,400	322,552
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.801%	#	10/10/2053	1,750	1,736,401
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.801%	#	10/10/2053	3,663	2,912,470
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	1,570	1,564,678
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.591%	#	7/10/2050	2,684	2,324,007
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.259%	#	10/15/2034	7,086	7,113,423
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	1,600	1,353,563
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	1,620	1,449,647
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2034	1,732	1,729,355
GS Mortgage Securities Trust 2014-GC26 D†	4.661%	#	11/10/2047	755	605,675
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	1,230	1,227,246

294	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.723%	#	8/5/2034	$19,156	$847,940
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	4,226	4,262,104
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#	8/5/2034	3,741	3,530,266
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.665%	#	8/5/2034	22,024	624,270
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.353%	#	4/15/2047	5,514	207,450
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.429%	#	4/15/2047	1,595	33,435
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D†	4.07%	#	1/15/2048	561	446,089
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.454%	#	7/15/2048	978	863,867
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	343	335,588
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	363	355,856
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,010	847,624
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	6,289	6,320,014
Sequoia Mortgage Trust 2012-4 A3	2.069%	#	9/25/2042	616	581,301
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2043	695	684,134
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#	1/5/2043	450	449,001
UBS-BAMLL Trust 2012-WRM E†	4.379%	#	6/10/2030	3,905	3,666,847
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.80%	#	3/18/2028	2,405	2,335,237
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.432%	#	7/15/2046	5,195	4,585,282
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.273%	#	5/15/2048	7,460	5,590,418
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#	7/15/2048	5,915	5,651,900
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.045%	#	1/15/2059	2,748	2,045,143
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.338%	#	5/15/2047	11,042	618,736
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.733%	#	5/15/2047	2,205	87,291
WF-RBS Commercial Mortgage Trust 2014-C23 C	3.994%	#	10/15/2057	608	614,529
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.838%	#	10/15/2057	68,716	2,449,438

See Notes to Financial Statements.	295

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%	#	10/15/2057	$100,000	$1,895,140
Total Non-Agency Commercial Mortgage-Backed Securities (cost $84,941,128)					84,610,574

U.S. TREASURY OBLIGATIONS 30.12%
U.S. Treasury Bond	2.25%		8/15/2046	115,426	97,683,754
U.S. Treasury Bond	3.00%		5/15/2045	31,142	30,990,556
U.S. Treasury Note	0.875%		10/15/2017	31,019	31,029,298
U.S. Treasury Note	1.25%		11/15/2018	83,106	83,323,488
U.S. Treasury Note	1.25%		3/31/2021	19,107	18,689,779
U.S. Treasury Note	1.25%		10/31/2021	97,167	94,392,396
U.S. Treasury Note	1.375%		6/30/2018	102,406	102,949,981
U.S. Treasury Note	1.375%		5/31/2021	52,712	51,768,930
U.S. Treasury Note	1.625%		11/30/2021	141,344	140,833,324
U.S. Treasury Note	1.75%		10/31/2020	34,080	34,187,182
U.S. Treasury Note	2.00%		11/15/2026	76,643	74,167,048
U.S. Treasury Note	2.125%		8/15/2021	94,769	95,890,686
U.S. Treasury Note	2.625%		11/15/2020	33,059	34,243,835
Total U.S. Treasury Obligations (cost $900,724,570)					890,150,257
Total Long-Term Investments (cost $3,267,278,464)					3,237,283,346

SHORT-TERM INVESTMENTS 4.85%

ASSET-BACKED SECURITY 0.02%

Other
Ascentium Equipment Receivables Trust 2016-1A A1† (cost $573,062)	0.95%		4/10/2017	573	573,037

COMMERCIAL PAPER 0.07%

Automotive
VW Credit, Inc. (cost $1,999,700)	Zero Coupon		12/7/2016	2,000	1,999,700

296	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

	Principal
	Amount	Fair
Investments	(000)	Value
REPURCHASE AGREEMENT 4.76%
Repurchase Agreement dated 11/30/2016, 0.03% due 12/1/2016 with Fixed Income Clearing Corp. collateralized by $42,990,000 of Federal Home Loan Bank Discount Notes at Zero Coupon due 5/12/2017; $13,165,000 of Federal Farm Credit Banks at 1.125% due 9/22/2017; $30,630,000 of Federal Home Loan Mortgage Corp. at 0.875% due 8/15/2017; $6,585,000 of Federal Home Loan Mortgage Corp. at 0.75% due 7/14/2017; $50,000,000 of U.S. Treasury Note at 0.625% due 5/31/2017; value: $143,467,906; proceeds: $140,654,698 (cost $140,654,581)	$140,655	$140,654,581
Total Short-Term Investments (cost $143,227,343)		143,227,318
Total Investments in Securities 114.38% (cost $3,410,505,807)		3,380,510,664
Liabilities in Excess of Cash and Other Assets(g) (14.38%)		(424,972,698)
Net Assets 100.00%		$2,955,537,966

BRL	Brazilian real.
MXN	Mexican peso.
ADR	American Depositary Receipt.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2016.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	297

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

Open Forward Foreign Currency Exchange Contracts at November 30, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Brazilian real	Sell	State Street Bank and Trust	2/14/2017	2,670,000	$811,452	$772,852	$38,600
Mexican peso	Sell	J.P. Morgan	2/14/2017	32,200,000	1,666,124	1,550,857	115,267
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$153,867

Open Futures Contracts at November 30, 2016:

Type	Expiration	Contracts	Position	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2017	390	Short	$(48,561,094)	$176,052

Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2017	1,307	Long	$154,021,781	$(12,560)

298	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$241,278,622	$8,067,992	(4)(5)	$249,346,614
Remaining Industries	–	477,526,575	–		477,526,575
Common Stock	16,633	–	–		16,633
Convertible Bonds	–	–	68,836	(4)(6)	68,836
Corporate Bonds	–	703,154,327	–		703,154,327
Floating Rate Loans	–	4,717,258	–		4,717,258
Foreign Bonds	–	2,111,365	–		2,111,365
Foreign Government Obligations	–	98,297,470	–		98,297,470
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	20,024,250	–		20,024,250
Government Sponsored Enterprises Pass-Throughs	–	700,513,767	–		700,513,767
Municipal Bonds	–	7,318,457	–		7,318,457
Non-Agency Commercial Mortgage-Backed Securities	–	84,610,574	–		84,610,574
U.S. Treasury Obligations	–	890,150,257	–		890,150,257
Commercial Paper	–	1,999,700	–		1,999,700
Repurchase Agreement	–	140,654,581	–		140,654,581
Total	$16,633	$3,372,357,203	$8,136,828		$3,380,510,664

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$153,867	$–		$153,867
Liabilities	–	–	–		–
Futures Contracts
Assets	176,052	–	–		176,052
Liabilities	(12,560)	–	–		(12,560)
Total	$163,492	$153,867	$–		$317,359

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Asset Backed Securities categorized as Level 3 investments include CIFC Funding Ltd. 2014-5A A1R and PFS Financing Corp. 2016-BA A.
(6)	Convertible Bonds categorized as Level 3 investments include Oleo e Gas Participacoes SA and Oleo e Gas Participacoes SA.

See Notes to Financial Statements.	299

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Convertible Bonds
Balance as of December 1, 2015	$2,409,066	$68,836
Accrued discounts/premiums	–	–
Realized gain (loss)	–	–
Change in unrealized appreciation/depreciation	(1,977)	–
Purchases	8,069,969	–
Sales	–	–
Net transfers in or out of Level 3	(2,409,066)	–
Balance as of November 30, 2016	$8,067,992	$68,836

300	See Notes to Financial Statements.

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2016

				Principal
Interest			Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 47.71%

ASSET-BACKED SECURITIES 18.26%

Automobiles 8.81%
AmeriCredit Automobile Receivables Trust 2014-1 B	1.68%		7/8/2019	$77	$77,154
AmeriCredit Automobile Receivables Trust 2015-3 A3	1.54%		3/9/2020	55	55,060
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%		3/20/2019	100	100,184
California Republic Auto Receivables Trust 2015-2 A4	1.75%		1/15/2021	100	100,200
California Republic Auto Receivables Trust 2016-2 A3	1.56%		7/15/2020	37	36,990
CarMax Auto Owner Trust 2016-4 A2	1.21%		11/15/2019	8	7,992
Chesapeake Funding II LLC 2016-2A A1†	1.88%		6/15/2028	200	200,099
Drive Auto Receivables Trust 2015-AA B†	2.28%		6/17/2019	38	38,221
Drive Auto Receivables Trust 2015-BA B†	2.12%		6/17/2019	28	28,466
Drive Auto Receivables Trust 2016-CA B†	2.37%		11/16/2020	7	7,014
Flagship Credit Auto Trust 2015-2 A†	1.98%		10/15/2020	75	75,282
Ford Credit Auto Owner Trust 2016-C A2A	1.04%		9/15/2019	17	16,970
Ford Credit Auto Owner Trust 2016-C A3	1.22%		3/15/2021	6	5,968
Honda Auto Receivables Owner Trust 2013-3 A4	1.13%		9/16/2019	30	29,506
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%		4/18/2019	16	15,981
Mercedes Benz Auto Lease Trust 2015-B 2015-B A3	1.34%		7/16/2018	35	35,042
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	100	100,916
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	10	10,001
Total					941,046

Credit Cards 5.41%
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	100	100,277
Bank of America Credit Card Trust 2016-A1 A	0.928%	#	10/15/2021	75	75,276
Discover Card Execution Note Trust 2016-A1 A1	1.64%		7/15/2021	100	100,217
Discover Card Execution Note Trust 2016-A2	1.078%	#	9/15/2021	100	100,670
MMAF Equipment Finance LLC 2012-A 2012-AA A5†	1.98%		6/10/2032	200	201,400
Total					577,840

See Notes to Financial Statements.	301

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other 4.04%
Ally Master Owner Trust 2014-4 A2	1.43%		6/17/2019	$105	$105,122
Ally Master Owner Trust 2015-3 A	1.63%		5/15/2020	20	20,019
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	6	5,992
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	100	99,986
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	100	100,018
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.312%	#	4/22/2019	100	100,173
Total					431,310
Total Asset-Backed Securities (cost $1,951,358)					1,950,196

CORPORATE BONDS 29.45%

Automobiles 1.87%
Volkswagen Group of America Finance LLC†	1.351%	#	11/20/2017	200	199,427

Banks: Regional 13.37%
Bank of America Corp.	1.936%	#	3/22/2018	100	100,803
Commonwealth Bank of Australia (Australia)(a)	1.91%	#	3/15/2019	100	101,182
HBOS plc (United Kingdom)(a)	6.75%		5/21/2018	100	106,058
HSBC USA, Inc.	1.242%	#	11/13/2017	100	100,019
ING Bank NV (Netherlands)(a)	1.404%	#	3/16/2018	200	200,401
Macquarie Bank Ltd. (Australia)(a)	1.516%	#	10/27/2017	100	100,225
Morgan Stanley	6.625%		4/1/2018	100	106,154
Santander UK plc (United Kingdom)(a)	2.336%	#	3/14/2019	10	10,140
US Bank NA	1.467%	#	1/29/2018	250	250,771
Wells Fargo Bank NA	1.622%	#	1/22/2018	300	301,775
Westpac Banking Corp. (Australia)(a)	1.36%	#	5/25/2018	50	50,005
Total					1,427,533

Beverages 0.93%
Anheuser-Busch InBev Finance, Inc.	1.25%		1/17/2018	100	99,645

Capital Markets 8.69%
Bank of New York Mellon Corp. (The)	1.275%	#	3/6/2018	200	200,331
Goldman Sachs Group, Inc. (The)	1.65%	#	12/15/2017	325	326,280
Morgan Stanley	1.598%	#	1/5/2018	150	150,598
UBS AG	1.557%	#	3/26/2018	250	250,949
Total					928,158

302	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Consumer Finance 0.94%
Synchrony Financial	2.287%	#	11/9/2017	$100	$100,788

Electric: Integrated 0.47%
TECO Finance, Inc.	1.476%	#	4/10/2018	50	49,907

Electronics 0.15%
Koninklijke Philips NV (Netherlands)(a)	5.75%		3/11/2018	15	15,735

Financial Services 0.02%
Dun & Bradstreet Corp. (The)	3.25%		12/1/2017	2	2,024

Gas Distribution 0.94%
TransCanada PipeLines Ltd. (Canada)(a)	1.625%		11/9/2017	100	100,095

Media 0.59%
Cox Communications, Inc.†	6.25%		6/1/2018	60	63,284

Metals/Mining (Excluding Steel) 0.14%
Goldcorp, Inc. (Canada)(a)	2.125%		3/15/2018	15	15,008

Oil 0.09%
ConocoPhillips Co.	1.236%	#	5/15/2018	10	9,975

Oil, Gas & Consumable Fuels 0.63%
Statoil ASA (Norway)(a)	1.196%	#	5/15/2018	67	67,029

Oil: Integrated Domestic 0.49%
Buckeye Partners LP	6.05%		1/15/2018	50	52,149

Real Estate Investment Trusts 0.09%
DDR Corp.	4.75%		4/15/2018	10	10,320

Telecommunications 0.04%
AT&T, Inc.	5.50%		2/1/2018	4	4,165
Total Corporate Bonds (cost $3,144,352)					3,145,242
Total Long-Term Investments (cost $5,095,710)					5,095,438

SHORT-TERM INVESTMENTS 53.68%

COMMERCIAL PAPER 16.38%

Chemicals 4.68%
Agrium, Inc. (Canada)(a)	Zero Coupon		1/9/2017	250	249,735
ALBEMARLE Corp.	Zero Coupon		12/23/2016	250	249,801
Total					499,536

See Notes to Financial Statements.	303

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Electric: Power 2.34%
Dominion Resources	Zero Coupon		1/5/2017	$250	$249,781

Financial Services 2.34%
CRH America Finance IN	Zero Coupon		12/21/2016	250	249,875

Manufacturing 2.34%
Pentair Finance (luxembourg)(a)	Zero Coupon		12/2/2016	250	249,989

Media 2.34%
VIACOM, Inc.	Zero Coupon		12/19/2016	250	249,850

Oil 2.34%
ENI Finance USA, Inc.	Zero Coupon		1/12/2017	250	249,697
Total Commercial Paper (cost $1,748,728)					1,748,728

CORPORATE BONDS 35.43%

Banks: Regional 27.11%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)(a)	1.151%	#	9/8/2017	200	199,531
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)(a)	1.255%	#	3/10/2017	200	200,113
Commonwealth Bank of Australia (Australia)(a)	1.212%	#	3/13/2017	250	250,167
Compass Bank	6.40%		10/1/2017	100	103,316
Deutsche Bank AG (United Kingdom)(a)	1.512%	#	2/13/2017	50	49,942
Intesa Sanpaolo SpA (Italy)(a)	2.375%		1/13/2017	200	200,144
JPMorgan Chase & Co.	1.426%	#	2/15/2017	240	240,247
JPMorgan Chase Bank NA	1.256%	#	6/14/2017	250	250,373
Macquarie Bank Ltd. (Australia)(a)	1.647%	#	3/24/2017	50	50,064
Macquarie Group Ltd. (Australia)(a)	1.887%	#	1/31/2017	100	100,139
Manufacturers & Traders Trust Co.	1.182%	#	7/25/2017	250	250,219
National City Bank	1.203%	#	6/7/2017	250	250,143
Santander UK plc (United Kingdom)(a)	1.264%	#	9/29/2017	100	99,896
Santander UK plc (United Kingdom)(a)	1.362%	#	3/13/2017	200	200,063
SunTrust Bank	1.346%	#	2/15/2017	65	65,016
Toronto-Dominion Bank (The) (Canada)(a)	1.124%	#	5/2/2017	200	200,118
Wells Fargo & Co.	1.234%	#	6/2/2017	185	185,056
Total					2,894,547

Capital Markets 2.34%
Credit Suisse AG	1.427%	#	5/26/2017	250	250,115

Electric: Power 0.47%
Monongahela Power Co.†	5.70%		3/15/2017	50	50,596

304	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Financial Services 1.13%
American Express Credit Corp.	1.166%	#	9/22/2017	$100	$100,073
American Express Credit Corp.	1.55%		9/22/2017	20	20,001
Total					120,074

Metals & Minerals: Miscellaneous 0.61%
Glencore Finance Canada Ltd. (Canada)(a)	3.60%		1/15/2017	65	65,084

Oil 0.38%
Canadian Natural Resources Ltd. (Canada)(a)	5.70%		5/15/2017	40	40,721

Oil & Gas 0.57%
Sunoco, Inc.	5.75%		1/15/2017	60	60,270

Oil: Crude Producers 1.42%
Devon Energy Corp.	1.39%	#	12/15/2016	50	50,000
Enbridge, Inc. (Canada)(a)	1.384%	#	6/2/2017	25	24,978
Kinder Morgan, Inc.	7.00%		6/15/2017	75	77,001
Total					151,979

Oil: Integrated Domestic 1.40%
Cameron International Corp.	1.40%		6/15/2017	100	99,897
FMC Technologies, Inc.	2.00%		10/1/2017	50	50,033
Total					149,930
Total Corporate Bonds (cost $3,783,098)					3,783,316

U.S. TREASURY OBLIGATION 1.87%
U.S. Treasury Notes (cost $200,048)	0.625%		12/31/2016	200	200,063
Total Short-Term Investments (cost $5,731,874)					5,732,107
Total Investments in Securities 101.39% (cost $10,827,584)					10,827,545
Liabilities in Excess of Other Assets (1.39%)					(148,861)
Net Assets 100.00%					$10,678,684

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2016.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	305

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2016

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$331,324	$99,986	(4)	$431,310
Remaining Industries	–	1,518,886	–		1,518,886
Corporate Bonds	–	6,928,558	–		6,928,558
Commercial Paper	–	1,748,728	–		1,748,728
U.S. Treasury Obligation	–	200,063	–		200,063
Total	$–	$10,727,559	$99,986		$10,827,545

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2016.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Asset-Backed
Investment Type	Securities
Balance as of October 12, 2016	$–
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	99,986
Sales	–
Net transfers in or out of Level 3	–
Balance as of November 30, 2016	$99,986

306	See Notes to Financial Statements.

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Statements of Assets and Liabilities

November 30, 2016

	Convertible	Core Fixed	Core Plus
	Fund	Income Fund	Bond Fund
ASSETS:
Investments in securities, at cost	$521,277,069	$1,357,212,320	$12,108,406
Investments in securities, at fair value	$560,328,672	$1,346,584,644	$12,162,933
Cash	–	–	275,000
Deposits with brokers for derivatives collateral	–	613,350	146,306
Foreign cash, at value (cost $0, $0, $0, $2,990,216, $0, $0, $16,610 and $902,616, respectively)	–	–	–
Receivables:
Capital shares sold	471,923	6,955,322	61,342
Interest and dividends	2,774,713	4,818,830	70,727
Investment securities sold	14,614,678	3,386,675	49,287
Variation margin for futures contracts	–	–	–
From advisor (See Note 3)	32,210	–	19,973
Variation margin for centrally cleared credit default swap agreements	–	–	913
Unrealized appreciation on forward foreign currency exchange contracts	12,864	–	–
Unrealized appreciation on CPI swaps	–	–	–
Credit default swap agreements receivable, at fair value (including upfront payments received of $0, $0, $46,151, $0, $0, $429,492, $0, and $0)	–	–	22,201
Prepaid expenses and other assets	57,688	106,668	74,237
Total assets	578,292,748	1,362,465,489	12,882,919
LIABILITIES:
Payables:
Investment securities purchased	7,377,028	197,495,838	1,718,076
Capital shares reacquired	362,825	2,947,320	72,555
Management fee	323,930	236,269	4,053
12b-1 distribution plan	8,381	200,513	1,508
Trustees’ fees	77,266	126,487	295
Fund administration	18,510	39,057	360
Offering costs	–	–	–
Variation margin for futures contracts	–	111,684	554
To affiliate (See Note 3)	7,978	–	–
To bank	–	–	–
Variation margin for centrally cleared credit default swap agreements	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Unrealized depreciation on CPI swaps	–	–	–
Credit default swap agreements payable, at fair value (including upfront payments received of $0, $0, $18,431, $0, $0, $0, $41,120 and $2,055,488)	–	–	19,719
Unrealized depreciation on unfunded commitments	–	–	–
Distributions payable	–	2,261,423	36,261
Accrued expenses	112,291	284,802	51,249
Total liabilities	8,288,209	203,703,393	1,904,630
NET ASSETS	$570,004,539	$1,158,762,096	$10,978,289

308	See Notes to Financial Statements.

Floating Rate	High Yield		Inflation Focused	Short Duration
Fund	Fund	Income Fund	Fund	Income Fund

$9,427,060,399	$5,307,325,592	$1,756,046,635	$877,663,321	$37,153,161,555
$9,516,200,166	$5,469,393,637	$1,748,668,352	$873,291,366	$37,005,016,707
–	2,399,627	181,943	1,278,077	91,655,915
3,242,350	4,034,470	8,930,000	103,120,850	50,000

3,005,982	–	–	16,515	897,662

123,960,636	50,543,394	8,491,217	10,749,402	251,667,088
52,642,029	85,887,338	16,240,664	6,288,060	284,144,796
148,244,929	58,559,962	25,971,815	3,553,646	195,179,551
1,201,227	459,032	725,822	–	–
–	–	172,979	54,978	–

–	–	–	–	–

708,601	410,807	1,388,537	5,010	273,296
–	–	–	18,457,401	–

–	–	163,034	–	–
1,269,779	205,955	83,024	53,292	812,665
9,850,475,699	5,671,894,222	1,811,017,387	1,016,868,597	37,829,697,680

1,018,656,756	106,802,525	57,209,830	38,311,406	494,150,180
22,960,005	13,780,719	6,030,403	1,521,074	133,507,882
3,127,796	2,401,955	722,366	245,229	7,735,472
2,444,126	764,104	486,553	169,579	10,582,634
619,082	351,190	589,522	68,096	3,028,397
274,383	182,320	57,789	24,523	1,218,004
–	–	–	–	–
–	–	–	575,259	3,402,817
–	29,636	–	3,502	7,757
325,320	–	–	–	–

–	45,558	–	–	–

547,778	517,803	7,115,434	–	–
–	–	–	113,515,557	–

–	–	–	820	36,540
49	–	–	–	–
29,810,020	27,771,280	5,035,433	2,808,472	119,386,427
1,192,304	636,924	443,756	212,901	5,583,107
1,079,957,619	153,284,014	77,691,086	157,456,418	778,639,217
$8,770,518,080	$5,518,610,208	$1,733,326,301	$859,412,179	$37,051,058,463

See Notes to Financial Statements.	309

Statements of Assets and Liabilities (continued)

November 30, 2016

	Convertible	Core Fixed	Core Plus
	Fund	Income Fund	Bond Fund
COMPOSITION OF NET ASSETS:
Paid-in capital	$593,162,038	$1,177,071,951	$10,942,975
Undistributed (distributions in excess of) net investment income	8,103,859	122,084	15,601
Accumulated net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(70,326,028)	(7,782,242)	4,007
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	39,064,670	(10,649,697)	15,706
Net Assets	$570,004,539	$1,158,762,096	$10,978,289
Net assets by class:
Class A Shares	$75,090,512	$478,352,610	$5,366,358
Class B Shares	$655,501	$3,181,709	–
Class C Shares	$36,350,837	$86,325,593	$259,367
Class F Shares	$80,847,485	$381,061,761	$5,118,596
Class I Shares	$373,793,485	$152,206,974	$104,074
Class P Shares	$31,580	$11,791	–
Class R2 Shares	$124,753	$655,389	$25,886
Class R3 Shares	$2,938,729	$21,240,008	$25,912
Class R4 Shares	$46,915	$814,785	$25,976
Class R5 Shares	$10,072	$326,815	$26,041
Class R6 Shares	$114,670	$34,584,661	$26,079
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	6,447,062	44,292,678	356,971
Class B Shares	56,310	295,546	–
Class C Shares	3,140,541	8,029,035	17,245
Class F Shares	6,941,674	35,292,044	340,486
Class I Shares	31,929,099	14,098,684	6,923
Class P Shares	2,674	1,088	–
Class R2 Shares	10,577	60,667	1,722
Class R3 Shares	253,323	1,966,329	1,724
Class R4 Shares	4,030	75,471	1,728
Class R5 Shares	861	30,260	1,732.2
Class R6 Shares	9,794	3,203,573	1,735
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.65	$10.80	$15.03
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 2.25%)	$11.92	$11.05	$15.38
Class B Shares-Net asset value	$11.64	$10.77	–
Class C Shares-Net asset value	$11.57	$10.75	$15.04
Class F Shares-Net asset value	$11.65	$10.80	$15.03
Class I Shares-Net asset value	$11.71	$10.80	$15.03
Class P Shares-Net asset value	$11.81	$10.84	–
Class R2 Shares-Net asset value	$11.79	$10.80	$15.03
Class R3 Shares-Net asset value	$11.60	$10.80	$15.03
Class R4 Shares-Net asset value	$11.64	$10.80	$15.03
Class R5 Shares-Net asset value	$11.70	$10.80	$15.03
Class R6 Shares-Net asset value	$11.71	$10.80	$15.03

310	See Notes to Financial Statements.

Floating Rate	High Yield		Inflation Focused	Short Duration
Fund	Fund	Income Fund	Fund	Income Fund

$9,001,587,455	$5,595,771,871	$1,818,125,437	$1,044,181,041	$39,314,138,966

(29,756,728)	(24,445,888)	(4,831,792)	(377,290)	(17,467,430)

(291,565,410)	(215,159,619)	(67,618,519)	(84,822,939)	(2,101,954,201)

90,252,763	162,443,844	(12,348,825)	(99,568,633)	(143,658,872)
$8,770,518,080	$5,518,610,208	$1,733,326,301	$859,412,179	$37,051,058,463

$3,003,142,362	$1,580,590,709	$907,732,791	$276,490,462	$11,099,295,397
–	$4,984,300	$3,820,656	–	$13,462,315
$1,547,968,933	$463,516,521	$253,847,753	$45,157,849	$6,759,398,811
$3,564,771,638	$1,571,280,863	$413,167,451	$187,277,042	$12,884,113,422
$605,018,428	$1,707,793,431	$92,522,749	$349,881,979	$5,771,457,825
–	$47,408	–	–	–
$750,502	$11,144,818	$2,202,001	$191,429	$28,475,781
$34,214,641	$71,552,205	$54,918,488	$282,865	$279,117,721
$2,301,550	$20,933,651	$1,458,618	$110,357	$30,699,766
$303,345	$11,010,160	$198,332	$10,086	$10,790,506
$12,046,681	$75,756,142	$3,457,462	$10,110	$174,246,919

327,556,378	213,172,143	328,465,751	22,700,993	2,574,777,201
–	675,283	1,381,187	–	3,119,492
168,719,109	62,843,158	91,435,604	3,702,737	1,558,327,810
389,222,837	212,184,142	149,520,418	15,363,697	2,991,056,567
65,962,269	229,362,493	33,481,747	28,714,160	1,340,002,629
–	6,306	–	–	–
81,771	1,494,377	790,377	15,727	6,603,064
3,730,255	9,595,265	19,810,439	23,229	64,689,404
250,993	2,823,954	527,405	9,058	7,108,958
33,044	1,479,260	71,764	828	2,507,899
1,312,629	10,168,930	1,251,467	830	40,435,307

$9.17	$7.41	$2.76	$12.18	$4.31

$9.38	$7.58	$2.82	$12.46	$4.41
–	$7.38	$2.77	–	$4.32
$9.17	$7.38	$2.78	$12.20	$4.34
$9.16	$7.41	$2.76	$12.19	$4.31
$9.17	$7.45	$2.76	$12.18	$4.31
–	$7.52	–	–	–
$9.18	$7.46	$2.79	$12.17	$4.31
$9.17	$7.46	$2.77	$12.18	$4.31
$9.17	$7.41	$2.77	$12.18	$4.32
$9.18	$7.44	$2.76	$12.18	$4.30
$9.18	$7.45	$2.76	$12.18	$4.31

See Notes to Financial Statements.	311

Statements of Assets and Liabilities (continued)

November 30, 2016

	Total Return	Ultra Short
	Fund	Bond Fund
ASSETS:
Investments in securities, at cost	$3,410,505,807	$10,827,584
Investments in securities, at fair value	$3,380,510,664	$10,827,545
Cash	95,287	84,746
Deposits with brokers for futures collateral	1,106,150	–
Receivables:
Capital shares sold	24,686,502	11,600
Interest and dividends	15,659,188	28,357
Investment securities sold	5,638,844	100,123
From advisor (See Note 3)	358,973	27,930
Unrealized appreciation on forward foreign currency exchange contracts	153,867	–
Prepaid expenses and other assets	153,088	40,078
Total assets	3,428,362,563	11,120,379
LIABILITIES:
Payables:
Investment securities purchased	453,974,898	345,608
Capital shares reacquired	9,405,272	3
Management fee	975,424	1,743
12b-1 distribution plan	512,475	638
Trustees’ fees	224,480	–
Fund administration	97,425	349
Offering costs	–	42,000
Variation margin for futures contracts	135,408	–
Distributions payable	6,855,099	11,605
Accrued expenses	644,116	39,749
Total liabilities	472,824,597	441,695
NET ASSETS	$2,955,537,966	$10,678,684
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,018,350,719	$10,681,860
Distributions in excess of net investment income	(717,589)	(3,032)
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(32,411,810)	(105)
Net unrealized depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(29,683,354)	(39)
Net Assets	$2,955,537,966	$10,678,684

312	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2016

	Total Return	Ultra Short
	Fund	Bond Fund
Net assets by class:
Class A Shares	$1,341,882,836	$5,296,789
Class B Shares	$7,725,008	–
Class C Shares	$210,157,591	–
Class F Shares	$851,068,776	$250,288
Class I Shares	$299,530,391	$4,630,948
Class P Shares	$983,118	–
Class R2 Shares	$7,419,242	–
Class R3 Shares	$137,112,121	–
Class R4 Shares	$25,289,963	–
Class R5 Shares	$10,706,515	$250,321
Class R6 Shares	$63,662,405	$250,338
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	130,424,412	529,918
Class B Shares	751,905	–
Class C Shares	20,445,112	–
Class F Shares	82,735,335	25,040
Class I Shares	29,057,550	463,290
Class P Shares	95,106	–
Class R2 Shares	721,270	–
Class R3 Shares	13,330,668	–
Class R4 Shares	2,457,968	–
Class R5 Shares	1,040,330	25,043
Class R6 Shares	6,182,634	25,044
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.29	$10.00
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)*	$10.53	–
Class B Shares-Net asset value	$10.27	–
Class C Shares-Net asset value	$10.28	–
Class F Shares-Net asset value	$10.29	$10.00
Class I Shares-Net asset value	$10.31	$10.00
Class P Shares-Net asset value	$10.34	–
Class R2 Shares-Net asset value	$10.29	–
Class R3 Shares-Net asset value	$10.29	–
Class R4 Shares-Net asset value	$10.29	–
Class R5 Shares-Net asset value	$10.29	$10.00
Class R6 Shares-Net asset value	$10.30	$10.00

* Sales charge not applicable to Ultra Short Bond Fund.

See Notes to Financial Statements.	313

Statements of Operations

For the Year Ended November 30, 2016

	Convertible	Core Fixed	Core Plus
	Fund	Income Fund	Bond Fund*
Investment income:
Dividends (net of foreign withholding taxes of $133,903, $0, $0, $0, $19,273, $0, $0, and $0, respectively)	$10,304,623	$–	$–
Interest and other (net of foreign withholding taxes of $0, $0, $0, $0, $1,990, $0, $0, and $0, respectively)	10,328,617	30,091,860	373,039
Interest earned from Interfund Lending (See Note 11)	526	567	–
Total investment income	20,633,766	30,092,427	373,039
Expenses:
Management fee	4,114,263	5,705,205	47,229
12b-1 distribution plan-Class A	153,382	968,099	10,203
12b-1 distribution plan-Class B	8,836	43,118	–
12b-1 distribution plan-Class C	339,896	735,896	2,035
12b-1 distribution plan-Class F	68,796	366,105	4,958
12b-1 distribution plan-Class P	130	54	–
12b-1 distribution plan-Class R2	855	3,340	152
12b-1 distribution plan-Class R3	14,108	113,037	127
12b-1 distribution plan-Class R4	49	937	64
Shareholder servicing	231,089	1,457,745	10,644
Professional	112,878	64,968	65,310
Reports to shareholders	38,355	143,540	5,000
Fund administration	235,101	520,520	4,198
Custody	19,176	30,608	8,087
Trustees’ fees	20,450	44,362	384
Registration	152,578	228,187	23,836
Offering costs	–	–	42,197
Subsidy (See Note 3)	520,640	205,687	–
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	75,175	92,861	8,393
Gross expenses	6,105,757	10,724,269	232,817
Expense reductions (See Note 9)	(683)	(4,087)	(39)
Fees waived and expenses reimbursed (See Note 3)	(464,375)	(2,602,602)	(164,900)
Net expenses	5,640,699	8,117,580	67,878
Net investment income	14,993,067	21,974,847	305,161
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(10,618,867)	7,330,796	83,573
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	(290)	(313,869)	(6,751)
Net change in unrealized appreciation/depreciation on investments	38,525,268	1,777,552	54,526
Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	13,065	(53,342)	(38,820)
Net realized and unrealized gain	27,919,176	8,741,137	92,528
Net Increase in Net Assets Resulting From Operations	$42,912,243	$30,715,984	$397,689

* For the period December 2, 2015 (commencement of operations) to November 30, 2016.

314	See Notes to Financial Statements.

Floating Rate	High Yield		Inflation	Short Duration
Fund	Fund	Income Fund	Focused Fund	Income Fund

$–	$3,035,149	$171,925	$–	$–

358,424,776	328,595,596	78,872,465	19,310,065	1,089,575,136
3,371	–	2,706	1,979	1,820
358,428,147	331,630,745	79,047,096	19,312,044	1,089,576,956

30,592,629	25,829,024	9,119,060	2,453,443	89,852,475
4,784,011	2,661,910	1,926,118	511,073	22,140,979
–	59,146	47,527	–	163,259
11,964,404	3,388,381	2,211,783	395,292	57,452,163
2,399,483	1,082,953	415,597	128,915	11,705,654
–	898	–	–	–
3,097	49,059	16,913	1,426	151,262
144,970	279,418	278,840	1,158	1,191,244
1,742	17,446	2,078	30	30,614
4,989,620	3,610,867	2,215,136	1,098,201	27,345,917
143,812	107,894	97,639	86,517	326,117
536,736	379,365	161,653	82,667	3,023,504
2,674,900	1,946,322	729,525	245,345	14,136,396
88,119	119,300	59,833	86,552	415,921
221,954	164,988	62,917	20,814	1,200,562
531,612	468,320	199,283	161,085	1,427,778
–	–	–	–	–
–	2,021,657	–	48,077	691,065
–	16,591	–	–	–
260,461	223,893	122,542	73,129	1,101,045
59,337,550	42,427,432	17,666,444	5,393,724	232,355,955
(24,278)	(12,752)	(6,607)	(2,018)	(126,510)
–	–	(2,186,861)	(980,346)	–
59,313,272	42,414,680	15,472,976	4,411,360	232,229,445
299,114,875	289,216,065	63,574,120	14,900,684	857,347,511

(76,413,400)	(74,235,369)	(10,744,047)	(7,848,708)	(133,194,243)

2,847,651	2,107,209	6,267,537	(4,078,595)	(60,931,686)

277,881,152	335,769,793	50,503,103	8,435,179	373,822,496

(45,141)	(1,811,794)	(2,168,622)	11,453,139	(4,884,380)
204,270,262	261,829,839	43,857,971	7,961,015	174,812,187
$503,385,137	$551,045,904	$107,432,091	$22,861,699	$1,032,159,698

See Notes to Financial Statements.	315

Statements of Operations (concluded)

For the Year Ended November 30, 2016

	Total Return	Ultra Short
	Fund	Bond Fund*
Investment income:
Interest and other	$77,012,503	$17,036
Interest earned from Interfund Lending (See Note 11)	555	–
Total investment income	77,013,058	17,036
Expenses:
Management fee	10,907,367	2,800
12b-1 distribution plan-Class A	2,644,654	1,021
12b-1 distribution plan-Class B	98,530	–
12b-1 distribution plan-Class C	1,777,788	–
12b-1 distribution plan-Class F	642,314	33
12b-1 distribution plan-Class P	12,420	–
12b-1 distribution plan-Class R2	42,029	–
12b-1 distribution plan-Class R3	680,030	–
12b-1 distribution plan-Class R4	27,241	–
Shareholder servicing	3,445,782	611
Professional	81,119	36,823
Reports to shareholders	286,325	500
Fund administration	1,075,128	560
Custody	49,421	500
Trustees’ fees	90,121	–
Registration	297,806	775
Offering costs	–	5,638
Other	129,519	550
Gross expenses	22,287,594	49,811
Expense reductions (See Note 9)	(9,585)	(7)
Fees waived and expenses reimbursed (See Note 3)	(3,511,285)	(45,266)
Net expenses	18,766,724	4,538
Net investment income	58,246,334	12,498
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,213,156	(54)
Net realized loss on futures contracts, swaps and foreign currency related transactions	(2,123,803)	–
Net change in unrealized appreciation/depreciation on investments	10,957,496	(39)
Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	328,504	–
Net realized and unrealized gain (loss)	10,375,353	(93)
Net Increase in Net Assets Resulting From Operations	$68,621,687	$12,405

* For the period October 12, 2016 (commencement of operations) to November 30, 2016.

316	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Convertible Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2016	November 30, 2015
Operations:
Net investment income	$14,993,067	$12,006,246
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(10,619,157)	(43,181,848)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	38,538,333	(23,854,023)
Net increase (decrease) in net assets resulting from operations	42,912,243	(55,029,625)
Distributions to shareholders from:
Net investment income
Class A	(3,145,922)	(3,335,632)
Class B	(32,332)	(36,147)
Class C	(1,430,145)	(1,241,958)
Class F	(2,919,157)	(3,411,096)
Class I	(16,412,203)	(12,815,788)
Class P	(1,617)	(1,246)
Class R2	(6,202)	(7,118)
Class R3	(103,744)	(72,471)
Class R4	(541)	(44)
Class R5	(364)	(49)
Class R6	(1,548)	(50)
Net realized gain
Class A	–	(13,499,163)
Class B	–	(226,710)
Class C	–	(6,659,559)
Class F	–	(13,720,578)
Class I	–	(45,051,165)
Class P	–	(4,971)
Class R2	–	(36,565)
Class R3	–	(306,028)
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(24,053,775)	(100,426,338)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	65,534,373	177,790,478
Reinvestment of distributions	22,906,202	94,876,937
Cost of shares reacquired	(243,609,345)	(256,426,982)
Net increase (decrease) in net assets resulting from capital share transactions	(155,168,770)	16,240,433
Net increase (decrease) in net assets	(136,310,302)	(139,215,530)
NET ASSETS:
Beginning of period	$706,314,841	$845,530,371
End of period	$570,004,539	$706,314,841
Undistributed net investment income	$8,103,859	$12,371,972

* For the period December 2, 2015 (commencement of operations) to November 30, 2016.

318	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the	For the	For the
Year Ended	Year Ended	Period Ended
November 30, 2016	November 30, 2015	November 30, 2016*

$21,974,847	$21,645,496	$305,161

7,016,927	13,300,799	76,822

1,724,210	(32,802,549)	15,706

30,715,984	2,143,746	397,689

(11,203,887)	(10,413,894)	(182,627)
(65,510)	(101,785)	–
(1,506,686)	(1,526,958)	(5,879)
(8,842,677)	(9,629,820)	(182,201)
(7,565,952)	(10,215,926)	(3,848)
(251)	(263)	–
(10,604)	(7,181)	(808)
(459,789)	(579,727)	(834)
(8,688)	(102)	(897)
(1,097)	(112)	(961)
(883,975)	(140,751)	(1,000)

(966,780)	–	–
(10,507)	–	–
(174,148)	–	–
(848,795)	–	–
(734,806)	–	–
(25)	–	–
(551)	–	–
(59,830)	–	–
(22)	–	–
(22)	–	–
(68,154)	–	–
(33,412,756)	(32,616,519)	(379,055)

553,380,223	458,905,981	11,024,699
31,027,100	30,427,499	379,004
(756,607,947)	(393,677,170)	(444,048)

(172,200,624)	95,656,310	10,959,655
(174,897,396)	65,183,537	10,978,289

$1,333,659,492	$1,268,475,955	$–
$1,158,762,096	$1,333,659,492	$10,978,289
$122,084	$215,420	$15,601

See Notes to Financial Statements.	319

Statements of Changes in Net Assets (continued)

	Floating Rate Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2016	November 30, 2015
Operations:
Net investment income	$299,114,875	$285,222,004
Net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(73,565,749)	(231,041,742)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	277,836,011	(78,736,663)
Net increase (decrease) in net assets resulting from operations	503,385,137	(24,556,401)
Distributions to shareholders from:
Net investment income
Class A	(108,910,623)	(110,293,779)
Class B	–	–
Class C	(56,778,200)	(59,083,263)
Class F	(111,307,592)	(95,391,335)
Class I	(19,672,930)	(20,192,762)
Class P	–	–
Class R2	(21,471)	(23,382)
Class R3	(1,240,497)	(1,059,154)
Class R4	(31,332)	(182)
Class R5	(6,231)	(192)
Class R6	(457,859)	(63,040)
Net realized gain
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(298,426,735)	(286,107,089)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	4,650,845,726	2,329,972,977
Reinvestment of distributions	239,826,672	231,070,536
Cost of shares reacquired	(2,644,186,333)	(3,378,553,483)
Net increase (decrease) in net assets resulting from capital share transactions	2,246,486,065	(817,509,970)
Net increase (decrease) in net assets	2,451,444,467	(1,128,173,460)
NET ASSETS:
Beginning of year	$6,319,073,613	$7,447,247,073
End of year	$8,770,518,080	$6,319,073,613
Distributions in excess of net investment income	$(29,756,728)	$(24,180,965)

320	See Notes to Financial Statements.

High Yield Fund		Income Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2016	November 30, 2015	November 30, 2016	November 30, 2015

$289,216,065	$222,584,569	$63,574,120	$76,984,064

(72,128,160)	(119,632,152)	(4,476,510)	(27,840,907)

333,957,999	(158,188,330)	48,334,481	(105,416,336)

551,045,904	(55,235,913)	107,432,091	(56,273,179)

(81,215,168)	(55,728,633)	(39,180,021)	(49,969,368)
(317,531)	(438,953)	(157,202)	(261,787)
(21,594,351)	(17,071,222)	(9,227,516)	(11,870,830)
(67,004,981)	(39,022,563)	(17,231,680)	(22,696,999)
(121,945,093)	(123,449,605)	(4,609,361)	(5,788,175)
(11,834)	(47,670)	–	–
(470,859)	(240,203)	(104,869)	(188,458)
(3,278,480)	(2,166,694)	(2,105,554)	(2,442,902)
(429,299)	(2,580)	(31,101)	(183)
(217,657)	(240)	(1,999)	(194)
(3,154,072)	(69,304)	(165,659)	(60,531)

–	(18,502,164)	–	(5,674,198)
–	(231,136)	–	(42,310)
–	(7,391,241)	–	(1,587,393)
–	(12,470,634)	–	(2,308,309)
–	(45,464,651)	–	(652,716)
–	(22,657)	–	–
–	(101,187)	–	(23,194)
–	(787,757)	–	(256,548)
–	–	–	–
–	–	–	–
–	–	–	–
(299,639,325)	(323,209,094)	(72,814,962)	(103,824,095)

3,858,491,577	2,559,439,882	424,465,822	687,565,782
269,116,667	298,443,651	61,633,872	87,457,720
(3,068,720,668)	(2,452,448,030)	(718,306,802)	(786,115,615)

1,058,887,576	405,435,503	(232,207,108)	(11,092,113)
1,310,294,155	26,990,496	(197,589,979)	(171,189,387)

$4,208,316,053	$4,181,325,557	$1,930,916,280	$2,102,105,667
$5,518,610,208	$4,208,316,053	$1,733,326,301	$1,930,916,280
$(24,445,888)	$(15,352,825)	$(4,831,792)	$(7,808,019)

See Notes to Financial Statements.	321

Statements of Changes in Net Assets (continued)

	Inflation Focused Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2016	November 30, 2015
Operations:
Net investment income	$14,900,684	$17,697,377
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(11,927,303)	(19,807,802)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	19,888,318	(34,904,819)
Net increase (decrease) in net assets resulting from operations	22,861,699	(37,015,244)
Distributions to shareholders from:
Net investment income
Class A	(11,149,321)	(15,971,734)
Class B	–	–
Class C	(1,809,833)	(2,662,344)
Class F	(5,735,133)	(8,994,375)
Class I	(8,191,366)	(5,254,633)
Class P	–	–
Class R2	(9,397)	(12,599)
Class R3	(9,461)	(8,559)
Class R4	(510)	(165)
Class R5	(437)	(176)
Class R6	(457)	(181)
Net realized gain
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(26,905,915)	(32,904,766)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	544,805,734	380,342,472
Reinvestment of distributions	23,419,703	26,922,858
Cost of shares reacquired	(424,947,673)	(565,142,806)
Net increase (decrease) in net assets resulting from capital share transactions	143,277,764	(157,877,476)
Net increase (decrease) in net assets	139,233,548	(227,797,486)
NET ASSETS:
Beginning of year	$720,178,631	$947,976,117
End of year	$859,412,179	$720,178,631
Distributions in excess of net investment income	$(377,290)	$(283,125)

322	See Notes to Financial Statements.

Short Duration Income Fund		Total Return Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2016	November 30, 2015	November 30, 2016	November 30, 2015

$857,347,511	$795,025,605	$58,246,334	$48,619,958

(194,125,929)	(183,215,551)	(910,647)	13,404,247

368,938,116	(471,006,312)	11,286,000	(69,191,642)

1,032,159,698	140,803,742	68,621,687	(7,167,437)

(436,096,812)	(471,099,457)	(37,035,246)	(32,480,528)
(515,049)	(690,891)	(198,755)	(276,247)
(227,525,439)	(242,846,881)	(4,526,861)	(4,304,517)
(471,480,356)	(451,469,281)	(18,542,205)	(16,734,225)
(214,289,727)	(180,441,828)	(8,808,212)	(8,745,499)
–	–	(70,196)	(75,957)
(894,391)	(687,164)	(168,360)	(138,331)
(8,725,998)	(6,206,513)	(3,415,294)	(2,895,604)
(477,737)	(863)	(300,206)	(756)
(219,177)	(738)	(111,096)	(136)
(8,325,461)	(2,879,866)	(1,523,750)	(25,403)

–	–	(2,175,755)	(5,315,553)
–	–	(20,127)	(86,750)
–	–	(353,500)	(1,018,385)
–	–	(973,459)	(2,965,830)
–	–	(527,917)	(1,241,901)
–	–	(4,812)	(16,476)
–	–	(10,791)	(23,664)
–	–	(229,356)	(503,410)
–	–	(1,749)	–
–	–	(54)	–
–	–	(21,757)	–
(1,368,550,147)	(1,356,323,482)	(79,019,458)	(76,849,172)

15,748,117,373	13,885,310,155	1,313,681,955	1,248,377,547
1,111,993,556	1,099,130,467	67,720,421	66,403,558
(14,513,088,569)	(16,697,036,558)	(846,855,649)	(709,281,553)

2,347,022,360	(1,712,595,936)	534,546,727	605,499,552
2,010,631,911	(2,928,115,676)	524,148,956	521,482,943

$35,040,426,552	$37,968,542,228	$2,431,389,010	$1,909,906,067
$37,051,058,463	$35,040,426,552	$2,955,537,966	$2,431,389,010
$(17,467,430)	$(11,985,236)	$(717,589)	$(571,724)

See Notes to Financial Statements.	323

Statements of Changes in Net Assets (concluded)

Ultra Short Bond Fund
For the
Period Ended
INCREASE IN NET ASSETS	November 30, 2016*
Operations:
Net investment income	$12,498
Net realized loss on investments	(54)
Net change in unrealized appreciation/depreciation on investments	(39)
Net increase in net assets resulting from operations	12,405
Distributions to shareholders from:
Net investment income
Class A	(7,898)
Class F	(396)
Class I	(7,899)
Class R5	(427)
Class R6	(442)
Total distributions to shareholders	(17,062)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	10,666,285
Reinvestment of distributions	17,058
Cost of shares reacquired	(2)
Net increase in net assets resulting from capital share transactions	10,683,341
Net increase in net assets	10,678,684
NET ASSETS:
Beginning of period	$–
End of period	$10,678,684
Distributions in excess of net investment income	$(3,032)

* For the period October 12, 2016 (commencement of operations) to November 30, 2016.

324	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$11.13	$0.26	$ 0.67	$ 0.93	$(0.41)	$–	$(0.41)
11/30/2015	13.59	0.17	(0.99)	(0.82)	(0.32)	(1.32)	(1.64)
11/30/2014	13.66	0.14	0.98	1.12	(0.29)	(0.90)	(1.19)
11/30/2013	11.12	0.18	2.63	2.81	(0.27)	–	(0.27)
11/30/2012	10.33	0.23	0.85	1.08	(0.29)	–	(0.29)
Class B
11/30/2016	11.12	0.17	0.66	0.83	(0.31)	–	(0.31)
11/30/2015	13.57	0.08	(0.99)	(0.91)	(0.22)	(1.32)	(1.54)
11/30/2014	13.63	0.04	0.98	1.02	(0.18)	(0.90)	(1.08)
11/30/2013	11.09	0.08	2.63	2.71	(0.17)	–	(0.17)
11/30/2012	10.30	0.15	0.84	0.99	(0.20)	–	(0.20)
Class C
11/30/2016	11.07	0.19	0.65	0.84	(0.34)	–	(0.34)
11/30/2015	13.52	0.10	(0.99)	(0.89)	(0.24)	(1.32)	(1.56)
11/30/2014	13.59	0.06	0.98	1.04	(0.21)	(0.90)	(1.11)
11/30/2013	11.06	0.10	2.63	2.73	(0.20)	–	(0.20)
11/30/2012	10.28	0.16	0.84	1.00	(0.22)	–	(0.22)
Class F
11/30/2016	11.13	0.27	0.67	0.94	(0.42)	–	(0.42)
11/30/2015	13.60	0.19	(1.00)	(0.81)	(0.34)	(1.32)	(1.66)
11/30/2014	13.66	0.16	0.99	1.15	(0.31)	(0.90)	(1.21)
11/30/2013	11.12	0.19	2.63	2.82	(0.28)	–	(0.28)
11/30/2012	10.33	0.24	0.85	1.09	(0.30)	–	(0.30)
Class I
11/30/2016	11.19	0.29	0.66	0.95	(0.43)	–	(0.43)
11/30/2015	13.65	0.20	(0.99)	(0.79)	(0.35)	(1.32)	(1.67)
11/30/2014	13.71	0.17	0.99	1.16	(0.32)	(0.90)	(1.22)
11/30/2013	11.16	0.20	2.65	2.85	(0.30)	–	(0.30)
11/30/2012	10.37	0.25	0.85	1.10	(0.31)	–	(0.31)

326	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$11.65	8.63	1.06	1.14	2.45	$75,091	241.03
11.13	(6.71)	1.06	1.11	1.44	104,761	223.11
13.59	8.99	1.06	1.11	1.09	171,401	174.32
13.66	25.74	1.06	1.12	1.42	113,956	160.16
11.12	10.62	1.07	1.13	2.14	59,728	92.34

11.64	7.77	1.87	1.94	1.60	656	241.03
11.12	(7.52)	1.87	1.92	0.63	1,410	223.11
13.57	8.17	1.86	1.91	0.27	2,351	174.32
13.63	24.76	1.86	1.91	0.67	2,950	160.16
11.09	9.67	1.87	1.93	1.35	3,127	92.34

11.57	7.88	1.69	1.77	1.82	36,351	241.03
11.07	(7.36)	1.71	1.76	0.80	51,655	223.11
13.52	8.36	1.71	1.76	0.44	68,685	174.32
13.59	25.02	1.68	1.73	0.82	58,045	160.16
11.06	9.86	1.70	1.76	1.51	42,636	92.34

11.65	8.74	0.96	1.04	2.50	80,847	241.03
11.13	(6.67)	0.96	1.02	1.55	96,774	223.11
13.60	9.18	0.96	1.01	1.19	132,982	174.32
13.66	25.86	0.96	1.02	1.50	75,696	160.16
11.12	10.74	0.96	1.03	2.24	36,060	92.34

11.71	8.91	0.86	0.94	2.66	373,793	241.03
11.19	(6.57)	0.86	0.92	1.66	448,316	223.11
13.65	9.24	0.86	0.91	1.30	466,537	174.32
13.71	25.98	0.86	0.92	1.64	364,317	160.16
11.16	10.81	0.86	0.93	2.33	292,323	92.34

See Notes to Financial Statements.	327

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class P
11/30/2016	$11.28	$0.27	$ 0.66	$ 0.93	$(0.40)	$–	$(0.40)
11/30/2015	13.75	0.16	(1.00)	(0.84)	(0.31)	(1.32)	(1.63)
11/30/2014	13.80	0.11	1.00	1.11	(0.26)	(0.90)	(1.16)
11/30/2013	11.23	0.15	2.66	2.81	(0.24)	–	(0.24)
11/30/2012	10.44	0.21	0.85	1.06	(0.27)	–	(0.27)
Class R2
11/30/2016	11.26	0.22	0.66	0.88	(0.35)	–	(0.35)
11/30/2015	13.73	0.12	(1.00)	(0.88)	(0.27)	(1.32)	(1.59)
11/30/2014	13.78	0.09	1.00	1.09	(0.24)	(0.90)	(1.14)
11/30/2013	11.22	0.12	2.66	2.78	(0.22)	–	(0.22)
11/30/2012	10.43	0.19	0.85	1.04	(0.25)	–	(0.25)
Class R3
11/30/2016	11.09	0.23	0.66	0.89	(0.38)	–	(0.38)
11/30/2015	13.55	0.14	(0.99)	(0.85)	(0.29)	(1.32)	(1.61)
11/30/2014	13.62	0.10	0.99	1.09	(0.26)	(0.90)	(1.16)
11/30/2013	11.09	0.14	2.63	2.77	(0.24)	–	(0.24)
11/30/2012	10.31	0.20	0.84	1.04	(0.26)	–	(0.26)
Class R4
11/30/2016	11.14	0.25	0.66	0.91	(0.41)	–	(0.41)
6/30/2015 to 11/30/2015(c)	12.11	0.08	(1.00)	(0.92)	(0.05)	–	(0.05)
Class R5
11/30/2016	11.19	0.29	0.65	0.94	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)
Class R6
11/30/2016	11.19	0.33	0.62	0.95	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

328	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$11.81	8.48		1.18	1.25		2.44	$32	241.03
11.28	(6.81)		1.17	1.22		1.35	46	223.11
13.75	8.77		1.31	1.36		0.84	51	174.32
13.80	25.45		1.30	1.36		1.18	43	160.16
11.23	10.24		1.31	1.37		1.90	29	92.34

11.79	8.07		1.47	1.54		2.03	125	241.03
11.26	(7.10)		1.46	1.52		1.02	252	223.11
13.73	8.65		1.46	1.51		0.70	380	174.32
13.78	25.19		1.45	1.52		0.99	161	160.16
11.22	10.14		1.46	1.52		1.72	90	92.34

11.60	8.26		1.35	1.43		2.15	2,939	241.03
11.09	(7.00)		1.35	1.41		1.17	3,074	223.11
13.55	8.73		1.36	1.41		0.79	3,143	174.32
13.62	25.38		1.35	1.41		1.11	1,924	160.16
11.09	10.24		1.36	1.42		1.85	915	92.34

11.64	8.53		1.09	1.16		2.21	47	241.03
11.14	(7.56	)(d)	1.10 (e)	1.18	(e)	1.65 (e)	9	223.11

11.70	8.82		0.87	0.92		2.67	10	241.03
11.19	(7.47	)(d)	0.86 (e)	0.93	(e)	1.89 (e)	9	223.11

11.71	8.92		0.83	0.85		2.96	115	241.03
11.19	(7.47	)(d)	0.81 (e)	0.84	(e)	1.94 (e)	9	223.11

See Notes to Financial Statements.	329

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$10.86	$0.18	$ 0.04	$ 0.22	$(0.26)	$(0.02)	$(0.28)
11/30/2015	11.11	0.18	(0.16)	0.02	(0.27)	–	(0.27)
11/30/2014	10.78	0.14	0.45	0.59	(0.26)	–	(0.26)
11/30/2013	11.40	0.13	(0.33)	(0.20)	(0.24)	(0.18)	(0.42)
11/30/2012	11.21	0.16	0.59	0.75	(0.30)	(0.26)	(0.56)
Class B
11/30/2016	10.83	0.10	0.03	0.13	(0.17)	(0.02)	(0.19)
11/30/2015	11.08	0.09	(0.16)	(0.07)	(0.18)	–	(0.18)
11/30/2014	10.75	0.06	0.44	0.50	(0.17)	–	(0.17)
11/30/2013	11.37	0.04	(0.33)	(0.29)	(0.15)	(0.18)	(0.33)
11/30/2012	11.18	0.07	0.59	0.66	(0.21)	(0.26)	(0.47)
Class C
11/30/2016	10.81	0.11	0.04	0.15	(0.19)	(0.02)	(0.21)
11/30/2015	11.06	0.11	(0.16)	(0.05)	(0.20)	–	(0.20)
11/30/2014	10.73	0.07	0.45	0.52	(0.19)	–	(0.19)
11/30/2013	11.35	0.06	(0.34)	(0.28)	(0.16)	(0.18)	(0.34)
11/30/2012	11.16	0.08	0.60	0.68	(0.23)	(0.26)	(0.49)
Class F
11/30/2016	10.86	0.19	0.04	0.23	(0.27)	(0.02)	(0.29)
11/30/2015	11.11	0.19	(0.16)	0.03	(0.28)	–	(0.28)
11/30/2014	10.78	0.15	0.45	0.60	(0.27)	–	(0.27)
11/30/2013	11.40	0.14	(0.33)	(0.19)	(0.25)	(0.18)	(0.43)
11/30/2012	11.20	0.17	0.60	0.77	(0.31)	(0.26)	(0.57)
Class I
11/30/2016	10.86	0.21	0.03	0.24	(0.28)	(0.02)	(0.30)
11/30/2015	11.11	0.20	(0.16)	0.04	(0.29)	–	(0.29)
11/30/2014	10.78	0.16	0.45	0.61	(0.28)	–	(0.28)
11/30/2013	11.40	0.15	(0.33)	(0.18)	(0.26)	(0.18)	(0.44)
11/30/2012	11.20	0.18	0.60	0.78	(0.32)	(0.26)	(0.58)

330	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$10.80	2.00	0.66	0.86	1.65	$478,353	555.90
10.86	0.18	0.66	0.86	1.62	434,185	493.56
11.11	5.52	0.84	0.85	1.30	399,393	575.68
10.78	(1.79)	0.85	0.85	1.16	401,904	735.06
11.40	6.94	0.86	0.86	1.38	482,408	640.88

10.77	1.19	1.46	1.66	0.87	3,182	555.90
10.83	(0.62)	1.45	1.65	0.81	4,971	493.56
11.08	4.70	1.64	1.65	0.51	7,020	575.68
10.75	(2.58)	1.66	1.66	0.37	8,512	735.06
11.37	6.11	1.66	1.66	0.62	13,319	640.88

10.75	1.36	1.28	1.48	1.03	86,326	555.90
10.81	(0.45)	1.28	1.48	0.99	80,477	493.56
11.06	4.89	1.46	1.47	0.68	82,120	575.68
10.73	(2.45)	1.51	1.51	0.51	94,953	735.06
11.35	6.28	1.51	1.51	0.74	140,543	640.88

10.80	2.09	0.55	0.75	1.76	381,062	555.90
10.86	0.28	0.56	0.76	1.71	397,366	493.56
11.11	5.63	0.73	0.75	1.40	353,154	575.68
10.78	(1.70)	0.75	0.75	1.26	297,303	735.06
11.40	7.14	0.76	0.76	1.48	333,725	640.88

10.80	2.20	0.46	0.66	1.88	152,207	555.90
10.86	0.38	0.46	0.66	1.81	356,372	493.56
11.11	5.73	0.64	0.65	1.51	407,023	575.68
10.78	(1.60)	0.66	0.66	1.36	421,016	735.06
11.40	7.25	0.66	0.66	1.59	133,018	640.88

See Notes to Financial Statements.	331

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class P
11/30/2016	$10.90	$0.16	$ 0.03	$ 0.19	$(0.23)	$(0.02)	$(0.25)
11/30/2015	11.15	0.16	(0.16)	–	(0.25)	–	(0.25)
11/30/2014	10.82	0.12	0.44	0.56	(0.23)	–	(0.23)
11/30/2013	11.44	0.10	(0.33)	(0.23)	(0.21)	(0.18)	(0.39)
11/30/2012	11.25	0.13	0.59	0.72	(0.27)	(0.26)	(0.53)
Class R2
11/30/2016	10.86	0.13	0.04	0.17	(0.21)	(0.02)	(0.23)
11/30/2015	11.12	0.13	(0.16)	(0.03)	(0.23)	–	(0.23)
11/30/2014	10.78	0.10	0.46	0.56	(0.22)	–	(0.22)
11/30/2013	11.40	0.08	(0.33)	(0.25)	(0.19)	(0.18)	(0.37)
11/30/2012	11.21	0.11	0.60	0.71	(0.26)	(0.26)	(0.52)
Class R3
11/30/2016	10.86	0.15	0.03	0.18	(0.22)	(0.02)	(0.24)
11/30/2015	11.11	0.15	(0.16)	(0.01)	(0.24)	–	(0.24)
11/30/2014	10.78	0.11	0.45	0.56	(0.23)	–	(0.23)
11/30/2013	11.40	0.10	(0.34)	(0.24)	(0.20)	(0.18)	(0.38)
11/30/2012	11.21	0.12	0.60	0.72	(0.27)	(0.26)	(0.53)
Class R4
11/30/2016	10.86	0.17	0.04	0.21	(0.25)	(0.02)	(0.27)
6/30/2015 to 11/30/2015(c)	10.93	0.08	(0.04)	0.04	(0.11)	–	(0.11)
Class R5
11/30/2016	10.86	0.20	0.04	0.24	(0.28)	(0.02)	(0.30)
6/30/2015 to 11/30/2015(c)	10.93	0.09	(0.04)	0.05	(0.12)	–	(0.12)
Class R6
11/30/2016	10.85	0.22	0.04	0.26	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(c)	10.93	0.09	(0.04)	0.05	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

332	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:
		Total
		expenses
		after
Net		waivers			Net	Net
asset		and/or			invest-	assets,	Portfolio
value,	Total	reimburse-	Total		ment	end of	turnover
end of	return(b)	ments	expenses		income	period	rate
period	(%)	(%)	(%)		(%)	(000)	(%)

$10.84	1.79	0.88	1.08		1.45	$12	555.90
10.90	(0.01)	0.87	1.06		1.42	12	493.56
11.15	5.26	1.09	1.09		1.06	12	575.68
10.82	(2.03)	1.11	1.11		0.92	47	735.06
11.44	6.67	1.11	1.11		1.15	265	640.88

10.80	1.59	1.05	1.25		1.22	655	555.90
10.86	(0.31)	1.05	1.25		1.19	258	493.56
11.12	5.19	1.25	1.25		0.90	478	575.68
10.78	(2.19)	1.26	1.26		0.77	1,894	735.06
11.40	6.52	1.26	1.26		1.00	1,792	640.88

10.80	1.70	0.95	1.15		1.36	21,240	555.90
10.86	(0.12)	0.95	1.15		1.33	28,112	493.56
11.11	5.21	1.13	1.15		1.01	19,276	575.68
10.78	(2.09)	1.15	1.15		0.87	20,990	735.06
11.40	6.63	1.16	1.16		1.09	21,304	640.88

10.80	1.97	0.71	0.91		1.52	815	555.90
10.86	0.37 (d)	0.69 (e)	0.89	(e)	1.71 (e)	10	493.56

10.80	2.24	0.45	0.65		1.78	327	555.90
10.86	0.48 (d)	0.43 (e)	0.63	(e)	1.96 (e)	10	493.56

10.80	2.42	0.34	0.54		1.97	34,585	555.90
10.85	0.43 (d)	0.37 (e)	0.57	(e)	2.02 (e)	31,887	493.56

See Notes to Financial Statements.	333

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net
	value,	Net	realized and	Total from	Net
	beginning	investment	unrealized	investment	investment
	of period	income(a)	gain	operations	income
Class A
12/2/2015 to 11/30/2016(c)	$15.00	$0.43	$0.14	$0.57	$(0.54)
Class C
12/2/2015 to 11/30/2016(c)	15.00	0.31	0.15	0.46	(0.42)
Class F
12/2/2015 to 11/30/2016(c)	15.00	0.45	0.13	0.58	(0.55)
Class I
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)
Class R2
12/2/2015 to 11/30/2016(c)	15.00	0.37	0.14	0.51	(0.48)
Class R3
12/2/2015 to 11/30/2016(c)	15.00	0.39	0.13	0.52	(0.49)
Class R4
12/2/2015 to 11/30/2016(c)	15.00	0.42	0.14	0.56	(0.53)
Class R5
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)
Class R6
12/2/2015 to 11/30/2016(c)	15.00	0.48	0.14	0.62	(0.59)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on December 2, 2015.
(d)	Not annualized.
(e)	Annualized.

334	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

			Total
			expenses after
Net asset			waivers and/or				Net		Net assets,	Portfolio
value,	Total		reimburse-		Total		investment		end of	turnover
end of	return(b)		ments		expenses		income		period	rate
period	(%)		(%)		(%)		(%)		(000)	(%)

$15.03	3.81	(d)	0.68	(e)	2.25	(e)	2.88	(e)	$5,366	389.67

15.04	3.09	(d)	1.46	(e)	3.08	(e)	2.07	(e)	259	389.67

15.03	3.92	(d)	0.58	(e)	2.15	(e)	2.97	(e)	5,119	389.67

15.03	4.02	(d)	0.48	(e)	2.05	(e)	3.08	(e)	104	389.67

15.03	3.41	(d)	1.08	(e)	2.64	(e)	2.47	(e)	26	389.67

15.03	3.51	(d)	0.97	(e)	2.53	(e)	2.57	(e)	26	389.67

15.03	3.76	(d)	0.73	(e)	2.29	(e)	2.81	(e)	26	389.67

15.03	4.01	(d)	0.49	(e)	2.05	(e)	3.06	(e)	26	389.67

15.03	4.17	(d)	0.33	(e)	1.96	(e)	3.22	(e)	26	389.67

See Notes to Financial Statements.	335

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$8.89	$0.41	$ 0.28	$ 0.69	$(0.41)	$–	$(0.41)
11/30/2015	9.30	0.40	(0.41)	(0.01)	(0.40)	–	(0.40)
11/30/2014	9.51	0.43	(0.19)	0.24	(0.43)	(0.02)	(0.45)
11/30/2013	9.37	0.43	0.16	0.59	(0.45)	–	(0.45)
11/30/2012	8.98	0.49	0.39	0.88	(0.49)	–	(0.49)
Class C
11/30/2016	8.89	0.35	0.28	0.63	(0.35)	–	(0.35)
11/30/2015	9.31	0.34	(0.42)	(0.08)	(0.34)	–	(0.34)
11/30/2014	9.51	0.37	(0.18)	0.19	(0.37)	(0.02)	(0.39)
11/30/2013	9.38	0.37	0.14	0.51	(0.38)	–	(0.38)
11/30/2012	8.98	0.43	0.40	0.83	(0.43)	–	(0.43)
Class F
11/30/2016	8.88	0.42	0.28	0.70	(0.42)	–	(0.42)
11/30/2015	9.29	0.41	(0.41)	–	(0.41)	–	(0.41)
11/30/2014	9.50	0.44	(0.19)	0.25	(0.44)	(0.02)	(0.46)
11/30/2013	9.36	0.44	0.15	0.59	(0.45)	–	(0.45)
11/30/2012	8.97	0.50	0.39	0.89	(0.50)	–	(0.50)
Class I
11/30/2016	8.89	0.43	0.28	0.71	(0.43)	–	(0.43)
11/30/2015	9.31	0.42	(0.42)	–	(0.42)	–	(0.42)
11/30/2014	9.51	0.45	(0.18)	0.27	(0.45)	(0.02)	(0.47)
11/30/2013	9.38	0.45	0.14	0.59	(0.46)	–	(0.46)
11/30/2012	8.98	0.51	0.40	0.91	(0.51)	–	(0.51)
Class R2
11/30/2016	8.90	0.37	0.28	0.65	(0.37)	–	(0.37)
11/30/2015	9.31	0.36	(0.41)	(0.05)	(0.36)	–	(0.36)
11/30/2014	9.52	0.40	(0.19)	0.21	(0.40)	(0.02)	(0.42)
11/30/2013	9.38	0.40	0.15	0.55	(0.41)	–	(0.41)
11/30/2012	8.99	0.45	0.39	0.84	(0.45)	–	(0.45)

336	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net			Net	Net
asset			invest-	assets,	Portfolio
value,	Total	Total	ment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$9.17	7.95	0.80	4.56	$3,003,142	77.85
8.89	(0.14)	0.80	4.35	2,365,305	76.93
9.30	2.54	0.80	4.57	2,856,709	91.11
9.51	6.36	0.80	4.55	3,585,657	87.52
9.37	9.99	0.81	5.27	1,406,702	81.48

9.17	7.29	1.43	3.95	1,547,969	77.85
8.89	(0.88)	1.44	3.72	1,479,103	76.93
9.31	1.95	1.49	3.89	1,740,187	91.11
9.51	5.57	1.45	3.94	1,864,537	87.52
9.38	9.39	1.48	4.62	952,176	81.48

9.16	8.06	0.70	4.64	3,564,772	77.85
8.88	(0.05)	0.70	4.45	2,073,567	76.93
9.29	2.64	0.70	4.67	2,387,227	91.11
9.50	6.47	0.70	4.64	2,591,702	87.52
9.36	10.11	0.71	5.37	930,578	81.48

9.17	8.16	0.60	4.75	605,018	77.85
8.89	(0.05)	0.60	4.54	366,250	76.93
9.31	2.85	0.60	4.76	435,250	91.11
9.51	6.46	0.60	4.76	593,427	87.52
9.38	10.32	0.62	5.48	211,974	81.48

9.18	7.53	1.20	4.16	751	77.85
8.90	(0.53)	1.20	3.95	452	76.93
9.31	2.14	1.20	4.19	670	91.11
9.52	5.85	1.20	4.24	601	87.52
9.38	9.68	1.21	4.90	346	81.48

See Notes to Financial Statements.	337

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R3
11/30/2016	$8.89	$0.38	$ 0.28	$ 0.66	$(0.38)	$–	(0.38)
11/30/2015	9.31	0.37	(0.42)	(0.05)	(0.37)	–	(0.37)
11/30/2014	9.51	0.41	(0.19)	0.22	(0.40)	(0.02)	(0.42)
11/30/2013	9.37	0.40	0.16	0.56	(0.42)	–	(0.42)
11/30/2012	8.98	0.46	0.39	0.85	(0.46)	–	(0.46)
Class R4
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	–	(0.41)
6/30/2015 to 11/30/2015(c)	9.21	0.17	(0.32)	(0.15)	(0.17)	–	(0.17)
Class R5
11/30/2016	8.90	0.43	0.28	0.71	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(c)	9.22	0.18	(0.32)	(0.14)	(0.18)	–	(0.18)
Class R6
11/30/2016	8.90	0.44	0.27	0.71	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(c)	9.22	0.17	(0.31)	(0.14)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

338	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

Net					Net	Net
asset					invest-	assets,	Portfolio
value,	Total		Total		ment	end of	turnover
end of	return(b)		expenses		income	period	rate
period	(%)		(%)		(%)	(000)	(%)

$9.17	7.64		1.10		4.28	$34,215	77.85
8.89	(0.54)		1.10		4.06	26,232	76.93
9.31	2.35		1.10		4.32	27,205	91.11
9.51	5.96		1.10		4.24	13,680	87.52
9.37	9.79		1.12		5.00	2,629	81.48

9.17	7.90		0.85		4.45	2,302	77.85
8.89	(1.69	)(d)	0.81	(e)	4.36 (e)	10	76.93

9.18	8.18		0.60		4.77	303	77.85
8.90	(1.57	)(d)	0.56	(e)	4.62 (e)	10	76.93

9.18	8.24		0.54		4.84	12,047	77.85
8.90	(1.56	)(d)	0.56	(e)	4.61 (e)	8,144	76.93

See Notes to Financial Statements.	339

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$7.10	$0.42	$ 0.33	$ 0.75	$(0.44)	$–	$(0.44)
11/30/2015	7.79	0.39	(0.49)	(0.10)	(0.42)	(0.17)	(0.59)
11/30/2014	8.05	0.43	0.04	0.47	(0.46)	(0.27)	(0.73)
11/30/2013	7.95	0.49	0.31	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.55)	(0.05)	(0.60)
Class B
11/30/2016	7.07	0.36	0.33	0.69	(0.38)	–	(0.38)
11/30/2015	7.75	0.33	(0.48)	(0.15)	(0.36)	(0.17)	(0.53)
11/30/2014	8.02	0.37	0.02	0.39	(0.39)	(0.27)	(0.66)
11/30/2013	7.92	0.43	0.30	0.73	(0.45)	(0.18)	(0.63)
11/30/2012	7.29	0.47	0.70	1.17	(0.49)	(0.05)	(0.54)
Class C
11/30/2016	7.07	0.37	0.33	0.70	(0.39)	–	(0.39)
11/30/2015	7.75	0.34	(0.48)	(0.14)	(0.37)	(0.17)	(0.54)
11/30/2014	8.01	0.38	0.04	0.42	(0.41)	(0.27)	(0.68)
11/30/2013	7.91	0.44	0.30	0.74	(0.46)	(0.18)	(0.64)
11/30/2012	7.29	0.47	0.69	1.16	(0.49)	(0.05)	(0.54)
Class F
11/30/2016	7.09	0.43	0.33	0.76	(0.44)	–	(0.44)
11/30/2015	7.78	0.40	(0.49)	(0.09)	(0.43)	(0.17)	(0.60)
11/30/2014	8.04	0.43	0.05	0.48	(0.47)	(0.27)	(0.74)
11/30/2013	7.94	0.50	0.30	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.56)	(0.05)	(0.61)
Class I
11/30/2016	7.13	0.44	0.33	0.77	(0.45)	–	(0.45)
11/30/2015	7.82	0.41	(0.49)	(0.08)	(0.44)	(0.17)	(0.61)
11/30/2014	8.08	0.44	0.05	0.49	(0.48)	(0.27)	(0.75)
11/30/2013	7.98	0.51	0.30	0.81	(0.53)	(0.18)	(0.71)
11/30/2012	7.35	0.55	0.70	1.25	(0.57)	(0.05)	(0.62)

340	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$7.41	10.93	0.92	0.92	5.88	$1,580,591	103.98
7.10	(1.38)	0.93	0.93	5.24	1,156,411	92.62
7.79	6.06	0.94	0.94	5.42	922,139	102.43
8.05	10.52	0.95	0.95	6.18	841,494	107.96
7.95	17.41	0.96	0.96	6.83	785,546	105.74

7.38	10.10	1.72	1.72	5.15	4,984	103.98
7.07	(2.05)	1.74	1.74	4.49	7,084	92.62
7.75	5.10	1.74	1.74	4.67	10,682	102.43
8.02	9.67	1.75	1.75	5.43	13,348	107.96
7.92	16.39	1.76	1.76	6.10	16,382	105.74

7.38	10.24	1.57	1.57	5.25	463,517	103.98
7.07	(1.91)	1.59	1.59	4.62	335,484	92.62
7.75	5.38	1.59	1.59	4.78	345,738	102.43
8.01	9.81	1.62	1.62	5.52	312,747	107.96
7.91	16.53	1.64	1.64	6.15	295,309	105.74

7.41	11.19	0.81	0.81	5.96	1,571,281	103.98
7.09	(1.29)	0.84	0.84	5.33	734,257	92.62
7.78	6.16	0.85	0.85	5.47	602,252	102.43
8.04	10.63	0.85	0.85	6.27	394,913	107.96
7.94	17.38	0.86	0.86	6.93	340,845	105.74

7.45	11.29	0.72	0.72	6.11	1,707,793	103.98
7.13	(1.14)	0.74	0.74	5.47	1,909,422	92.62
7.82	6.27	0.75	0.75	5.57	2,259,001	102.43
8.08	10.73	0.75	0.75	6.37	1,180,830	107.96
7.98	17.61	0.76	0.76	7.06	821,545	105.74

See Notes to Financial Statements.	341

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class P
11/30/2016	$7.20	$0.41	$ 0.34	$ 0.75	$(0.43)	$–	$(0.43)
11/30/2015	7.89	0.38	(0.49)	(0.11)	(0.41)	(0.17)	(0.58)
11/30/2014	8.16	0.42	0.03	0.45	(0.45)	(0.27)	(0.72)
11/30/2013	8.05	0.48	0.31	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.42	0.52	0.70	1.22	(0.54)	(0.05)	(0.59)
Class R2
11/30/2016	7.15	0.40	0.32	0.72	(0.41)	–	(0.41)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.39)	(0.17)	(0.56)
11/30/2014	8.10	0.40	0.03	0.43	(0.43)	(0.27)	(0.70)
11/30/2013	8.00	0.46	0.31	0.77	(0.49)	(0.18)	(0.67)
11/30/2012	7.37	0.50	0.70	1.20	(0.52)	(0.05)	(0.57)
Class R3
11/30/2016	7.14	0.41	0.33	0.74	(0.42)	–	(0.42)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.40)	(0.17)	(0.57)
11/30/2014	8.10	0.41	0.03	0.44	(0.44)	(0.27)	(0.71)
11/30/2013	7.99	0.47	0.32	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.36	0.51	0.70	1.21	(0.53)	(0.05)	(0.58)
Class R4
11/30/2016	7.10	0.43	0.32	0.75	(0.44)	–	(0.44)
6/30/2015 to 11/30/2015(c)	7.54	0.16	(0.43)	(0.27)	(0.17)	–	(0.17)
Class R5
11/30/2016	7.13	0.45	0.32	0.77	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(c)	7.57	0.17	(0.43)	(0.26)	(0.18)	–	(0.18)
Class R6
11/30/2016	7.13	0.45	0.33	0.78	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(c)	7.57	0.18	(0.44)	(0.26)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

342	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$7.52	10.76		1.17	1.17		5.71	$47	103.98
7.20	(1.52)		1.18	1.18		5.01	275	92.62
7.89	5.68		1.19	1.19		5.20	1,603	102.43
8.16	10.21		1.20	1.20		5.95	1,555	107.96
8.05	17.15		1.21	1.21		6.62	1,399	105.74

7.46	10.49		1.32	1.32		5.53	11,145	103.98
7.15	(1.58)		1.34	1.34		4.88	5,170	92.62
7.83	5.52		1.34	1.34		5.06	4,742	102.43
8.10	10.07		1.35	1.35		5.78	4,967	107.96
8.00	16.90		1.36	1.36		6.48	3,471	105.74

7.46	10.75		1.22	1.22		5.64	71,552	103.98
7.14	(1.62)		1.24	1.24		4.98	45,822	92.62
7.83	5.63		1.24	1.24		5.14	35,169	102.43
8.10	10.18		1.25	1.25		5.89	30,268	107.96
7.99	17.02		1.26	1.26		6.57	21,540	105.74

7.41	10.91		0.97	0.97		5.87	20,934	103.98
7.10	(3.58	)(d)	1.01 (e)	1.04	(e)	5.31 (e)	328	92.62

7.44	11.16		0.72	0.72		6.11	11,010	103.98
7.13	(3.46	)(d)	0.75 (e)	0.75	(e)	5.50 (e)	10	92.62

7.45	11.26		0.62	0.62		6.24	75,756	103.98
7.13	(3.30	)(d)	0.63 (e)	0.65	(e)	5.83 (e)	14,054	92.62

See Notes to Financial Statements.	343

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$2.71	$0.10	$ 0.07	$ 0.17	$(0.12)	$–	$(0.12)
11/30/2015	2.92	0.10	(0.17)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.84	0.12	0.25	0.37	(0.15)	(0.02)	(0.17)
Class B
11/30/2016	2.71	0.08	0.07	0.15	(0.09)	–	(0.09)
11/30/2015	2.92	0.08	(0.18)	(0.10)	(0.10)	(0.01)	(0.11)
11/30/2014	2.87	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.04	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.84	0.10	0.24	0.34	(0.12)	(0.02)	(0.14)
Class C
11/30/2016	2.72	0.08	0.07	0.15	(0.09)	–	(0.09)
11/30/2015	2.93	0.09	(0.18)	(0.09)	(0.11)	(0.01)	(0.12)
11/30/2014	2.88	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.05	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.85	0.10	0.25	0.35	(0.13)	(0.02)	(0.15)
Class F
11/30/2016	2.71	0.10	0.06	0.16	(0.11)	–	(0.11)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.83	0.13	0.25	0.38	(0.15)	(0.02)	(0.17)
Class I
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.12	0.11	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.84	0.13	0.24	0.37	(0.15)	(0.02)	(0.17)

344	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$2.76	6.06	0.78	0.90	3.56	$907,733	191.76
2.71	(2.46)	0.78	0.90	3.69	1,017,019	163.22
2.92	8.36	0.78	0.88	3.80	1,152,324	211.63
2.87	0.82	0.78	0.88	3.88	1,062,485	272.37
3.04	13.38	0.80	0.87	4.20	1,163,458	265.29

2.77	5.60	1.58	1.70	2.80	3,821	191.76
2.71	(3.23)	1.58	1.70	2.90	5,725	163.22
2.92	7.50	1.58	1.68	3.02	8,511	211.63
2.87	0.02	1.58	1.68	3.09	10,691	272.37
3.04	12.50	1.60	1.67	3.46	14,751	265.29

2.78	5.77	1.41	1.53	2.94	253,848	191.76
2.72	(3.05)	1.42	1.54	3.06	282,552	163.22
2.93	7.65	1.43	1.53	3.16	316,854	211.63
2.88	0.14	1.46	1.56	3.20	323,028	272.37
3.05	12.60	1.46	1.53	3.52	380,364	265.29

2.76	6.16	0.68	0.80	3.64	413,167	191.76
2.71	(2.37)	0.68	0.80	3.78	447,867	163.22
2.92	8.46	0.68	0.78	3.86	437,545	211.63
2.87	0.92	0.68	0.78	3.97	288,858	272.37
3.04	13.48	0.70	0.77	4.25	469,257	265.29

2.76	6.27	0.58	0.70	3.75	92,523	191.76
2.71	(2.27)	0.58	0.70	3.88	107,266	163.22
2.92	8.57	0.58	0.68	3.98	132,086	211.63
2.87	1.02	0.58	0.68	4.08	89,227	272.37
3.04	13.60	0.60	0.67	4.41	83,794	265.29

See Notes to Financial Statements.	345

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R2
11/30/2016	$2.73	$0.09	$ 0.07	$ 0.16	$(0.10)	$–	$(0.10)
11/30/2015	2.95	0.09	(0.18)	(0.09)	(0.12)	(0.01)	(0.13)
11/30/2014	2.90	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.07	0.10	(0.09)	0.01	(0.13)	(0.05)	(0.18)
11/30/2012	2.86	0.11	0.26	0.37	(0.14)	(0.02)	(0.16)
Class R3
11/30/2016	2.72	0.09	0.06	0.15	(0.10)	–	(0.10)
11/30/2015	2.93	0.10	(0.18)	(0.08)	(0.12)	(0.01)	(0.13)
11/30/2014	2.88	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.05	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.85	0.12	0.24	0.36	(0.14)	(0.02)	(0.16)
Class R4
11/30/2016	2.71	0.09	0.08	0.17	(0.11)	–	(0.11)
6/30/2015 to 11/30/2015(c)	2.81	0.04	(0.09)	(0.05)	(0.05)	–	(0.05)
Class R5
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(c)	2.81	0.05	(0.10)	(0.05)	(0.05)	–	(0.05)
Class R6
11/30/2016	2.71	0.11	0.06	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(c)	2.81	0.05	(0.09)	(0.04)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

346	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$2.79	5.99		1.19	1.31		3.23	$2,202	191.76
2.73	(3.13)		1.18	1.30		3.30	4,562	163.22
2.95	7.90		1.18	1.28		3.39	4,704	211.63
2.90	0.47		1.18	1.28		3.49	2,831	272.37
3.07	13.25		1.18	1.27		3.71	1,248	265.29

2.77	5.73		1.08	1.20		3.27	54,918	191.76
2.72	(2.73)		1.08	1.20		3.40	60,809	163.22
2.93	8.04		1.08	1.18		3.49	50,081	211.63
2.88	0.55		1.08	1.18		3.61	29,622	272.37
3.05	13.05		1.07	1.16		3.87	14,927	265.29

2.77	6.39		0.83	0.94		3.25	1,459	191.76
2.71	(1.75	)(d)	0.84 (e)	0.97	(e)	3.72 (e)	10	163.22

2.76	6.28		0.58	0.69		3.51	198	191.76
2.71	(1.64	)(d)	0.58 (e)	0.71	(e)	3.98 (e)	10	163.22

2.76	6.38		0.47	0.59		3.90	3,457	191.76
2.71	(1.60	)(d)	0.47 (e)	0.63	(e)	4.14 (e)	5,098	163.22

See Notes to Financial Statements.	347

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net		Net
	value,	Net	realized and	Total from	invest-
	beginning	investment	unrealized	investment	ment
	of period	income(a)	gain (loss)	operations	income
Class A
11/30/2016	$12.27	$0.29	$ 0.14	$ 0.43	$(0.52)
11/30/2015	13.33	0.28	(0.82)	(0.54)	(0.52)
11/30/2014	14.18	0.29	(0.63)	(0.34)	(0.51)
11/30/2013	14.92	0.27	(0.51)	(0.24)	(0.50)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
Class C
11/30/2016	12.29	0.22	0.14	0.36	(0.45)
11/30/2015	13.35	0.20	(0.82)	(0.62)	(0.44)
11/30/2014	14.21	0.19	(0.63)	(0.44)	(0.42)
11/30/2013	14.94	0.16	(0.49)	(0.33)	(0.40)
11/30/2012	14.33	0.22	0.84	1.06	(0.45)
Class F
11/30/2016	12.28	0.30	0.14	0.44	(0.53)
11/30/2015	13.34	0.29	(0.82)	(0.53)	(0.53)
11/30/2014	14.20	0.30	(0.63)	(0.33)	(0.53)
11/30/2013	14.93	0.29	(0.50)	(0.21)	(0.52)
11/30/2012	14.32	0.34	0.84	1.18	(0.57)
Class I
11/30/2016	12.27	0.30	0.15	0.45	(0.54)
11/30/2015	13.33	0.30	(0.82)	(0.52)	(0.54)
11/30/2014	14.18	0.31	(0.62)	(0.31)	(0.54)
11/30/2013	14.92	0.30	(0.51)	(0.21)	(0.53)
11/30/2012	14.30	0.36	0.85	1.21	(0.59)
Class R2
11/30/2016	12.26	0.24	0.14	0.38	(0.47)
11/30/2015	13.32	0.23	(0.82)	(0.59)	(0.47)
11/30/2014	14.18	0.24	(0.64)	(0.40)	(0.46)
11/30/2013	14.92	0.22	(0.51)	(0.29)	(0.45)
11/30/2012	14.31	0.36	0.84	1.20	(0.59)

348	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses after
Net asset		waivers and/or		Net	Net assets,	Portfolio
value,	Total	reimburse-	Total	investment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$ 12.18	3.69	0.75	0.92	2.41	$276,490	79.02
12.27	(4.13)	0.75	0.96	2.19	359,137	61.78
13.33	(2.47)	0.75	0.83	2.04	438,684	79.03
14.18	(1.60)	0.75	0.78	1.87	460,665	75.69
14.92	8.33	0.75	0.76	2.31	275,039	90.15

12.20	3.06	1.37	1.54	1.81	45,158	79.02
12.29	(4.71)	1.38	1.59	1.57	63,659	61.78
13.35	(3.20)	1.45	1.54	1.36	100,136	79.03
14.21	(2.27)	1.50	1.53	1.12	139,952	75.69
14.94	7.49	1.53	1.54	1.52	70,624	90.15

12.19	3.79	0.65	0.81	2.49	187,277	79.02
12.28	(4.03)	0.65	0.86	2.28	152,173	61.78
13.34	(2.44)	0.65	0.75	2.15	324,163	79.03
14.20	(1.44)	0.65	0.68	1.96	264,244	75.69
14.93	8.43	0.65	0.66	2.35	153,471	90.15

12.18	3.98	0.55	0.69	2.56	349,882	79.02
12.27	(3.94)	0.55	0.77	2.38	144,557	61.78
13.33	(2.27)	0.55	0.64	2.25	84,472	79.03
14.18	(1.42)	0.55	0.59	2.08	62,716	75.69
14.92	8.64	0.55	0.56	2.49	9,055	90.15

12.17	3.28	1.15	1.32	2.02	191	79.02
12.26	(4.51)	1.15	1.36	1.79	345	61.78
13.32	(2.92)	1.15	1.25	1.68	319	79.03
14.18	(1.98)	1.13	1.18	1.55	194	75.69
14.92	8.56	0.64	1.09	2.47	29	90.15

See Notes to Financial Statements.	349

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net		Net
	value,	Net	realized and	Total from	invest-
	beginning	investment	unrealized	investment	ment
	of period	income(a)	gain (loss)	operations	income
Class R3
11/30/2016	$ 12.27	$0.25	$ 0.14	$ 0.39	$(0.48)
11/30/2015	13.33	0.24	(0.82)	(0.58)	(0.48)
11/30/2014	14.18	0.25	(0.63)	(0.38)	(0.47)
11/30/2013	14.92	0.23	(0.51)	(0.28)	(0.46)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
Class R4
11/30/2016	12.27	0.27	0.15	0.42	(0.51)
6/30/2015 to 11/30/2015(c)	12.87	0.11	(0.50)	(0.39)	(0.21)
Class R5
11/30/2016	12.27	0.31	0.14	0.45	(0.54)
6/30/2015 to 11/30/2015(c)	12.87	0.12	(0.50)	(0.38)	(0.22)
Class R6
11/30/2016	12.27	0.33	0.14	0.47	(0.56)
6/30/2015 to 11/30/2015(c)	12.87	0.13	(0.50)	(0.37)	(0.23)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

350	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

			Total
			expenses after
Net asset			waivers and/or			Net	Net assets,	Portfolio
value,	Total		reimburse-	Total		investment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$ 12.18	3.39		1.05	1.21		2.13	$283	79.02
12.27	(4.41)		1.05	1.26		1.90	278	61.78
13.33	(2.75)		1.05	1.15		1.78	202	79.03
14.18	(1.89)		1.04	1.09		1.62	108	75.69
14.92	8.37		0.82	1.05		2.31	28	90.15

12.18	3.63		0.78	0.91		2.23	110	79.02
12.27	(3.02	)(d)	0.81 (e)	1.06	(e)	2.11 (e)	10	61.78

12.18	3.89		0.55	0.68		2.59	10	79.02
12.27	(2.92	)(d)	0.55 (e)	0.81	(e)	2.38 (e)	10	61.78

12.18	4.09		0.37	0.52		2.78	10	79.02
12.27	(2.87	)(d)	0.43 (e)	0.55	(e)	2.50 (e)	10	61.78

See Notes to Financial Statements.	351

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net		Total
	beginning	ment	gain	opera-	investment	realized		distri-
	of period	income(a)	(loss)	tions	income	gain		butions
Class A
11/30/2016	$4.35	$0.11	$ 0.02	$0.13	$ (0.17)	$–		$(0.17)
11/30/2015	4.50	0.10	(0.08)	0.02	(0.17)	–		(0.17)
11/30/2014	4.57	0.10	0.01	0.11	(0.17)	(0.01)		(0.18)
11/30/2013	4.65	0.11	(0.02)	0.09	(0.17)	–	(c)	(0.17)
11/30/2012	4.53	0.13	0.18	0.31	(0.19)	–		(0.19)
Class B
11/30/2016	4.36	0.07	0.03	0.10	(0.14)	–		(0.14)
11/30/2015	4.50	0.07	(0.07)	–	(0.14)	–		(0.14)
11/30/2014	4.58	0.07	(0.01)	0.06	(0.13)	(0.01)		(0.14)
11/30/2013	4.65	0.07	(0.01)	0.06	(0.13)	–	(c)	(0.13)
11/30/2012	4.53	0.10	0.17	0.27	(0.15)	–		(0.15)
Class C
11/30/2016	4.38	0.08	0.02	0.10	(0.14)	–		(0.14)
11/30/2015	4.53	0.07	(0.08)	(0.01)	(0.14)	–		(0.14)
11/30/2014	4.60	0.07	0.01	0.08	(0.14)	(0.01)		(0.15)
11/30/2013	4.67	0.07	– (c)	0.07	(0.14)	–	(c)	(0.14)
11/30/2012	4.55	0.10	0.18	0.28	(0.16)	–		(0.16)
Class F
11/30/2016	4.35	0.11	0.02	0.13	(0.17)	–		(0.17)
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–		(0.18)
11/30/2014	4.57	0.11	–	0.11	(0.17)	(0.01)		(0.18)
11/30/2013	4.64	0.11	(0.01)	0.10	(0.17)	–	(c)	(0.17)
11/30/2012	4.52	0.13	0.18	0.31	(0.19)	–		(0.19)
Class I
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	–		(0.18)
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–		(0.18)
11/30/2014	4.57	0.11	0.01	0.12	(0.18)	(0.01)		(0.19)
11/30/2013	4.64	0.11	– (c)	0.11	(0.18)	–	(c)	(0.18)
11/30/2012	4.52	0.14	0.18	0.32	(0.20)	–		(0.20)

352	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net			Net	Net
asset			invest-	assets,	Portfolio
value,	Total	Total	ment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$4.31	3.06	0.60	2.49	$ 11,099,295	50.00
4.35	0.46	0.60	2.29	11,609,287	58.69
4.50	2.30	0.59	2.23	13,157,575	59.63
4.57	1.98	0.58	2.29	13,290,303	71.14
4.65	6.91	0.59	2.84	11,281,965	92.83

4.32	2.25	1.40	1.71	13,462	50.00
4.36	(0.10)	1.40	1.50	18,795	58.69
4.50	1.27	1.39	1.45	25,984	59.63
4.58	1.40	1.38	1.51	31,667	71.14
4.65	6.07	1.39	2.11	38,596	92.83

4.34	2.42	1.23	1.86	6,759,399	50.00
4.38	(0.16)	1.25	1.65	7,143,036	58.69
4.53	1.63	1.26	1.57	8,058,228	59.63
4.60	1.51	1.27	1.60	8,127,184	71.14
4.67	6.17	1.27	2.16	7,254,175	92.83

4.31	3.15	0.50	2.58	12,884,113	50.00
4.35	0.57	0.50	2.39	11,321,563	58.69
4.50	2.40	0.49	2.33	12,099,079	59.63
4.57	2.30	0.48	2.38	9,140,966	71.14
4.64	7.02	0.49	2.93	7,293,545	92.83

4.31	3.26	0.39	2.68	5,771,458	50.00
4.35	0.66	0.40	2.48	4,487,861	58.69
4.50	2.50	0.39	2.42	4,461,188	59.63
4.57	2.40	0.39	2.47	3,341,231	71.14
4.64	7.12	0.39	2.99	1,888,389	92.83

See Notes to Financial Statements.	353

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R2
11/30/2016	$4.35	$0.09	$ 0.02	$ 0.11	$(0.15)	$–	$(0.15)
11/30/2015	4.50	0.08	(0.08)	–	(0.15)	–	(0.15)
11/30/2014	4.58	0.08	–	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	(0.01)	0.08	(0.15)	– (c)	(0.15)
11/30/2012	4.53	0.11	0.18	0.29	(0.17)	–	(0.17)
Class R3
11/30/2016	4.35	0.10	0.02	0.12	(0.16)	–	(0.16)
11/30/2015	4.50	0.09	(0.08)	0.01	(0.16)	–	(0.16)
11/30/2014	4.58	0.09	(0.01)	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	– (c)	0.09	(0.16)	– (c)	(0.16)
11/30/2012	4.53	0.12	0.18	0.30	(0.18)	–	(0.18)
Class R4
11/30/2016	4.36	0.10	0.03	0.13	(0.17)	–	(0.17)
6/30/2015 to 11/30/2015(d)	4.44	0.04	(0.05)	(0.01)	(0.07)	–	(0.07)
Class R5
11/30/2016	4.35	0.11	0.02	0.13	(0.18)	–	(0.18)
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.06)	(0.01)	(0.07)	–	(0.07)
Class R6
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	–	(0.18)
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.05)	–	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.

354	See Notes to Financial Statements.

			Ratios to
			Average Net Assets:			Supplemental Data:

Net					Net	Net
asset					invest-	assets,	Portfolio
value,	Total		Total		ment	end of	turnover
end of	return(b)		expenses		income	period	rate
period	(%)		(%)		(%)	(000)	(%)

$4.31	2.66		1.00		2.09	$ 28,476	50.00
4.35	0.07		1.00		1.90	21,602	58.69
4.50	1.68		0.99		1.84	19,241	59.63
4.58	1.81		0.98		1.90	13,412	71.14
4.65	6.49		0.99		2.45	10,575	92.83

4.31	2.77		0.89		2.20	279,118	50.00
4.35	0.17		0.90		2.00	214,469	58.69
4.50	1.78		0.89		1.94	147,249	59.63
4.58	1.91		0.88		2.00	107,003	71.14
4.65	6.61		0.88		2.53	53,635	92.83

4.32	3.00		0.65		2.35	30,700	50.00
4.36	(0.23	)(e)	0.64	(f)	2.40 (f)	197	58.69

4.30	3.03		0.40		2.64	10,791	50.00
4.35	(0.14	)(e)	0.40	(f)	2.46 (f)	118	58.69

4.31	3.34		0.33		2.77	174,247	50.00
4.35	(0.10	)(e)	0.35	(f)	2.57 (f)	223,498	58.69

See Notes to Financial Statements.	355

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2016	$10.29	$0.23	$ 0.08	$ 0.31	$(0.29)	$(0.02)	$(0.31)
11/30/2015	10.66	0.22	(0.23)	(0.01)	(0.30)	(0.06)	(0.36)
11/30/2014	10.36	0.22	0.40	0.62	(0.32)	–	(0.32)
11/30/2013	11.00	0.22	(0.31)	(0.09)	(0.32)	(0.23)	(0.55)
11/30/2012	10.94	0.25	0.66	0.91	(0.38)	(0.47)	(0.85)
Class B
11/30/2016	10.27	0.15	0.08	0.23	(0.21)	(0.02)	(0.23)
11/30/2015	10.65	0.14	(0.24)	(0.10)	(0.22)	(0.06)	(0.28)
11/30/2014	10.34	0.13	0.41	0.54	(0.23)	–	(0.23)
11/30/2013	10.98	0.14	(0.31)	(0.17)	(0.24)	(0.23)	(0.47)
11/30/2012	10.93	0.17	0.64	0.81	(0.29)	(0.47)	(0.76)
Class C
11/30/2016	10.28	0.16	0.08	0.24	(0.22)	(0.02)	(0.24)
11/30/2015	10.65	0.15	(0.23)	(0.08)	(0.23)	(0.06)	(0.29)
11/30/2014	10.35	0.15	0.40	0.55	(0.25)	–	(0.25)
11/30/2013	10.99	0.15	(0.31)	(0.16)	(0.25)	(0.23)	(0.48)
11/30/2012	10.93	0.19	0.65	0.84	(0.31)	(0.47)	(0.78)
Class F
11/30/2016	10.29	0.24	0.08	0.32	(0.30)	(0.02)	(0.32)
11/30/2015	10.66	0.23	(0.23)	–	(0.31)	(0.06)	(0.37)
11/30/2014	10.36	0.23	0.40	0.63	(0.33)	–	(0.33)
11/30/2013	10.99	0.23	(0.30)	(0.07)	(0.33)	(0.23)	(0.56)
11/30/2012	10.94	0.27	0.64	0.91	(0.39)	(0.47)	(0.86)
Class I
11/30/2016	10.31	0.25	0.08	0.33	(0.31)	(0.02)	(0.33)
11/30/2015	10.68	0.24	(0.23)	0.01	(0.32)	(0.06)	(0.38)
11/30/2014	10.38	0.24	0.40	0.64	(0.34)	–	(0.34)
11/30/2013	11.02	0.25	(0.32)	(0.07)	(0.34)	(0.23)	(0.57)
11/30/2012	10.96	0.28	0.65	0.93	(0.40)	(0.47)	(0.87)

356	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$ 10.29	3.02	0.68	0.81	2.19	$ 1,341,883	443.20
10.29	(0.12)	0.68	0.83	2.11	1,224,398	433.71
10.66	6.02	0.82	0.84	2.06	928,445	466.14
10.36	(0.81)	0.85	0.85	2.11	859,225	600.61
11.00	8.73	0.86	0.86	2.36	957,408	575.52

10.27	2.21	1.48	1.61	1.42	7,725	443.20
10.27	(1.01)	1.48	1.63	1.30	11,462	433.71
10.65	5.29	1.62	1.64	1.27	15,638	466.14
10.34	(1.60)	1.65	1.65	1.32	19,112	600.61
10.98	7.76	1.66	1.66	1.57	27,590	575.52

10.28	2.36	1.33	1.46	1.55	210,158	443.20
10.28	(0.77)	1.32	1.47	1.46	199,731	433.71
10.65	5.36	1.44	1.47	1.43	177,975	466.14
10.35	(1.46)	1.50	1.50	1.46	171,890	600.61
10.99	8.04	1.50	1.50	1.71	218,986	575.52

10.29	3.12	0.58	0.71	2.26	851,069	443.20
10.29	(0.02)	0.58	0.73	2.20	548,514	433.71
10.66	6.12	0.71	0.74	2.15	519,591	466.14
10.36	(0.62)	0.75	0.75	2.21	339,551	600.61
10.99	8.74	0.76	0.76	2.50	579,330	575.52

10.31	3.23	0.48	0.61	2.40	299,530	443.20
10.31	0.08	0.48	0.63	2.31	299,438	433.71
10.68	6.22	0.60	0.64	2.25	193,343	466.14
10.38	(0.60)	0.65	0.65	2.32	81,974	600.61
11.02	8.94	0.66	0.66	2.54	70,778	575.52

See Notes to Financial Statements.	357

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class P
11/30/2016	$10.34	$0.20	$ 0.09	$ 0.29	$(0.27)	$(0.02)	$(0.29)
11/30/2015	10.71	0.20	(0.24)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.40	0.19	0.41	0.60	(0.29)	–	(0.29)
11/30/2013	11.05	0.20	(0.32)	(0.12)	(0.30)	(0.23)	(0.53)
11/30/2012	10.99	0.23	0.65	0.88	(0.35)	(0.47)	(0.82)
Class R2
11/30/2016	10.29	0.19	0.08	0.27	(0.25)	(0.02)	(0.27)
11/30/2015	10.66	0.18	(0.23)	(0.05)	(0.26)	(0.06)	(0.32)
11/30/2014	10.36	0.18	0.39	0.57	(0.27)	–	(0.27)
11/30/2013	11.00	0.18	(0.31)	(0.13)	(0.28)	(0.23)	(0.51)
11/30/2012	10.94	0.21	0.66	0.87	(0.34)	(0.47)	(0.81)
Class R3
11/30/2016	10.29	0.20	0.08	0.28	(0.26)	(0.02)	(0.28)
11/30/2015	10.66	0.19	(0.23)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.35	0.19	0.40	0.59	(0.28)	–	(0.28)
11/30/2013	11.00	0.19	(0.32)	(0.13)	(0.29)	(0.23)	(0.52)
11/30/2012	10.94	0.22	0.66	0.88	(0.35)	(0.47)	(0.82)
Class R4
11/30/2016	10.29	0.21	0.10	0.31	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(c)	10.41	0.10	(0.10)	–	(0.12)	–	(0.12)
Class R5
11/30/2016	10.30	0.24	0.08	0.32	(0.31)	(0.02)	(0.33)
6/30/2015 to 11/30/2015(c)	10.43	0.10	(0.10)	–	(0.13)	–	(0.13)
Class R6
11/30/2016	10.30	0.26	0.09	0.35	(0.33)	(0.02)	(0.35)
6/30/2015 to 11/30/2015(c)	10.43	0.12	(0.11)	0.01	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

358	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:
		Total
		expenses
		after
Net		waivers			Net	Net
asset		and/or			invest-	assets,	Portfolio
value,	Total	reimburse-	Total		ment	end of	turnover
end of	return(b)	ments	expenses		income	period	rate
period	(%)	(%)	(%)		(%)	(000)	(%)

$10.34	2.76	0.93	1.06		1.94	$983	443.20
10.34	(0.35)	0.93	1.08		1.86	2,754	433.71
10.71	5.84	1.07	1.09		1.81	2,954	466.14
10.40	(1.13)	1.10	1.10		1.86	3,077	600.61
11.05	8.44	1.11	1.11		2.17	4,173	575.52

10.29	2.62	1.08	1.21		1.79	7,419	443.20
10.29	(0.52)	1.08	1.23		1.72	6,070	433.71
10.66	5.60	1.21	1.24		1.66	3,985	466.14
10.36	(1.20)	1.25	1.25		1.72	3,136	600.61
11.00	8.30	1.26	1.26		1.98	3,749	575.52

10.29	2.72	0.98	1.11		1.90	137,112	443.20
10.29	(0.41)	0.97	1.13		1.83	130,149	433.71
10.66	5.81	1.11	1.14		1.77	67,975	466.14
10.35	(1.20)	1.15	1.15		1.82	54,287	600.61
11.00	8.42	1.16	1.16		2.06	51,258	575.52

10.29	2.98	0.73	0.86		2.03	25,290	443.20
10.29	0.03 (d)	0.68 (e)	0.89	(e)	2.33 (e)	986	433.71

10.29	3.01	0.48	0.62		2.27	10,707	443.20
10.30	0.13 (d)	0.47 (e)	0.63	(e)	2.36 (e)	20	433.71

10.30	3.35	0.36	0.49		2.47	63,662	443.20
10.30	0.09 (d)	0.34 (e)	0.51	(e)	2.69 (e)	7,867	433.71

See Notes to Financial Statements.	359

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment operations:			from:
	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	investment	end of
	period	income(a)	gain	operations	income	period
Class A
10/12/2016 to 11/30/2016(c)	$10.00	$0.01	$0.01	$0.02	$(0.02)	$10.00
Class F
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class I
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R5
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R6
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on October 12, 2016.
(d)	Not annualized.
(e)	Annualized.

360	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:

		Total
		expenses
		after					Net
		waivers			Net		assets,	Portfolio
Total		and/or reim-	Total		investment		end of	turnover
return(b)		bursements	expenses		income		period	rate
(%)		(%)	(%)		(%)		(000)	(%)

0.15	(d)	0.40 (e)	3.62	(e)	0.82	(e)	$5,297	2.36

0.16	(d)	0.35 (e)	3.57	(e)	0.86	(e)	250	2.36

0.17	(d)	0.25 (e)	3.47	(e)	0.96	(e)	4,631	2.36

0.17	(d)	0.25 (e)	3.47	(e)	0.96	(e)	250	2.36

0.18	(d)	0.20 (e)	3.44	(e)	1.01	(e)	250	2.36

See Notes to Financial Statements.	361

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds. This report covers the following ten funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the fiscal year ended November 30, 2016:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, B, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, B, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, F, I, R5 and R6

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Income Fund and Short Duration Income Fund have not issued Class P shares. Core Plus Bond Fund commenced operations on December 2, 2015 and Ultra Short Bond Fund commenced operations on October 12, 2016.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5, and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES
(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2013 through November 30, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a

Notes to Financial Statements (continued)

commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Notes to Financial Statements (continued)

(k)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons

Notes to Financial Statements (continued)

interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2016, the following Funds had unfunded loan commitments:

Floating Rate Fund
Kenan Advantage Group Delayed Draw Term Loan	$239,943

(p)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in the Fund’s Statement of Operations.

(q)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Core Plus Bond Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps based on CMBX indices, which are comprised of a basket of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or

Notes to Financial Statements (continued)

depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(r)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(s)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting

Notes to Financial Statements (continued)

entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Core Fixed Income Fund
First $1 billion	.70%	First $1 billion	.45%
Next $1 billion	.60%	Next $1 billion	.40%
Over $2 billion	.57%	Over $2 billion	.35%

Core Plus Bond Fund		Floating Rate Fund
First $1 billion	.45%	First $1 billion	.50%
Next $1 billion	.40%	Over $1 billion	.45%
Over $2 billion	.35%

High Yield Fund
First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%

Notes to Financial Statements (continued)

Income Fund		Income Fund
Effective April 1, 2016		Prior to April 1, 2016
First $2.5 billion	.50%	First $2.5 billion	.50%
Next $1.5 billion	.40%	Next $1.5 billion	.45%
Over $4 billion	.38%	Over $4 billion	.40%

Inflation Focused Fund		Short Duration Income Fund
First $2 billion	.40%	First $1 billion	.35%
Next $3 billion	.375%	Next $1 billion	.30%
Over $5 billion	.35%	Over $2 billion	.25%

Total Return Fund		Ultra Short Bond Fund	.20%
First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended November 30, 2016, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Convertible Fund	.62%
Core Fixed Income Fund	.24%
Core Plus Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.53%
Income Fund	.38%
Inflation Focused Fund	.24%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2016 and continuing through March 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Classes*
Fund	A, B, C, F, I, P, R2, R3, R4 and R5	R6
Convertible Fund	.86%	.83%	(1)
Core Plus Bond Fund	.48%	.33%
High Yield Fund	.78%	.72%
Income Fund	.58%	.47%	(1)
Inflation Focused Fund	.55%	.32%	(1)
Total Return Fund	.48%	.36%	(1)
Ultra Short Bond Fund(2)	.25%	.20%

*	If applicable.
(1)	Prior to April 1, 2016, Lord Abbett had contractually agreed to waive its fees and reimburse expenses for Convertible Fund, Income Fund, Inflation Focused Fund and Total Return Fund to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of 0.82%, 0.48%, 0.43% and 0.35%, respectively for Class R6.
(2)	Continuing through March 31, 2018.

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2016 and continuing through March 31, 2017, Lord Abbett contractually agreed to waive a portion of Core Fixed Income Fund’s management fee by an annual rate of 0.20%.

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully, and each of the Underlying Funds will no longer pay a portion of Fund of Funds expenses.

As of November 30, 2016, the percentages of Convertible Fund’s, High Yield Fund’s, Inflation Focused Fund’s and Short Duration Fund’s outstanding shares owned by each Fund of Funds were as follows:

				Underlying Funds
Fund of Funds	Convertible Fund	High Yield Fund	Inflation Focused Fund	Short Duration Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	33.95%	7.66%	8.36%	0.07%
Lord Abbett Multi-Asset Global Opportunity Fund	–	0.66%	–	0.01%
Lord Abbett Multi-Asset Growth Fund	–	4.26%	2.51%	0.03%
Lord Abbett Multi-Asset Income Fund	30.84%	10.41%	7.04%	0.99%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class I, R5, and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2016:

	Distributor	Dealers’
	Commissions	Concessions
Convertible Fund	$3,630	$20,947
Core Fixed Income Fund	143,655	889,476
Core Plus Bond Fund	–	–
Floating Rate Fund	327,972	2,027,954
High Yield Fund	212,496	1,424,260
Income Fund	75,464	449,388
Inflation Focused Fund	4,954	30,135
Short Duration Income Fund	1,081,244	6,344,050
Total Return Fund	259,573	1,668,851
Ultra Short Bond Fund	–	–

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2016:

	Class A	Class C
Convertible Fund	$3,002	$575,500
Core Fixed Income Fund	9,378	14,109
Core Plus Bond Fund	–	–
Floating Rate Fund	210,558	129,347
High Yield Fund	118,152	67,229
Income Fund	6,654	17,787
Inflation Focused Fund	1,865	3,097
Short Duration Income Fund	736,031	902,715
Total Return Fund	18,400	35,718
Ultra Short Bond Fund	–	–

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended November 30, 2016, distributions were declared on December 14, 2016 and paid on December 16, 2016 to shareholders of record on December 15, 2016. The approximate amounts were as follows:

	Net Investment Income	Short-Term Capital Gain
Convertible Fund	$8,157,000	$–
Core Plus Bond Fund	–	72,000
Total Return Fund	–	9,377,000

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

		Convertible Fund	Core Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2016	11/30/2015	11/30/2016	11/30/2015
Distributions paid from:
Ordinary income	$24,053,775	$68,254,783	$32,616,808	$32,616,519
Net long-term capital gains	–	32,171,555	795,948	–
Total distributions paid	$24,053,775	$100,426,338	$33,412,756	$32,616,519

Core Plus Bond Fund			Floating Rate Fund
	Period Ended	Year Ended	Year Ended
	11/30/2016*	11/30/2016	11/30/2015
Distributions paid from:
Ordinary income	$379,055	$298,426,735	$286,107,089
Total distributions paid	$379,055	$298,426,735	$286,107,089

		High Yield Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2016	11/30/2015	11/30/2016	11/30/2015
Distributions paid from:
Ordinary income	$299,639,325	$278,079,734	$72,814,962	$101,093,156
Net long-term capital gains	–	45,129,360	–	2,730,939
Total distributions paid	$299,639,325	$323,209,094	$72,814,962	$103,824,095

		Inflation Focused Fund	Short Duration Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2016	11/30/2015	11/30/2016	11/30/2015
Distributions paid from:
Ordinary income	$26,905,915	$32,904,766	$1,368,550,147	$1,356,323,482
Total distributions paid	$26,905,915	$32,904,766	$1,368,550,147	$1,356,323,482

			Ultra Short
		Total Return Fund	Bond Fund
	Year Ended	Year Ended	Period Ended
	11/30/2016	11/30/2015	11/30/2016**
Distributions paid from:
Ordinary income	$78,433,590	$72,152,090	$17,062
Net long-term capital gains	585,868	4,697,082	–
Total distributions paid	$79,019,458	$76,849,172	$17,062
*	For the period December 2, 2015 (commencement of operations) to November 30, 2016.
**	For the period October 12, 2016 (commencement of operations) to November 30, 2016.

Notes to Financial Statements (continued)

As of November 30, 2016, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible Fund	Core Fixed Income Fund
Undistributed ordinary income – net	$9,746,657	$248,571
Total undistributed earnings	9,746,657	248,571
Capital loss carryforwards*	(68,253,223)	(1,831,561)
Temporary differences	(77,265)	(126,487)
Unrealized gains (losses) – net	35,426,332	(16,600,378)
Total accumulated losses – net	$(23,157,499)	$(18,309,855)

	Core Plus	Floating
	Bond Fund	Rate Fund
Undistributed ordinary income – net	$87,302	$–
Total undistributed earnings	87,302	–
Capital loss carryforwards*	–	(289,426,765)
Temporary differences	(51,466)	(29,756,728)
Unrealized gains (losses) – net	(522)	88,114,118
Total accumulated gains (losses) – net	$35,314	$(231,069,375)

	High Yield Fund	Income Fund
Capital loss carryforwards*	$(193,331,458)	$(55,001,713)
Temporary differences	(23,132,910)	(4,831,792)
Unrealized gains (losses) – net	139,302,705	(24,965,631)
Total accumulated losses – net	$(77,161,663)	$(84,799,136)

	Inflation	Short Duration
	Focused Fund	Income Fund
Capital loss carryforwards*	$(65,480,066)	$(1,309,013,574)
Temporary differences	(374,610)	(17,402,754)
Unrealized losses – net	(118,914,186)	(936,664,175)
Total accumulated losses – net	$(184,768,862)	$(2,263,080,503)

		Ultra Short
	Total Return Fund	Bond Fund
Undistributed ordinary income – net	$8,863,185	$–
Total undistributed earnings	8,863,185	–
Capital loss carryforwards*	–	(105)
Temporary differences	(28,524,076)	(3,032)
Unrealized losses – net	(43,151,862)	(39)
Total accumulated losses – net	$(62,812,753)	$(3,176)
*	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer post-October capital losses during fiscal 2016 as follows:

Core Plus Bond Fund	$51,171
Total Return Fund	28,299,596

As of November 30, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Core Fixed Income Fund
Tax cost	$524,902,543	$1,363,165,916
Gross unrealized gain	46,247,091	5,560,604
Gross unrealized loss	(10,820,962)	(22,141,876)
Net unrealized security gain (loss)	$35,426,129	$(16,581,272)

	Core Plus	Floating
	Bond Fund	Rate Fund
Tax cost	$12,122,389	$9,428,143,074
Gross unrealized gain	148,204	129,749,238
Gross unrealized loss	(107,660)	(41,692,146)
Net unrealized security gain	$40,544	$88,057,092

	High Yield Fund	Income Fund
Tax cost	$5,329,836,921	$1,770,742,937
Gross unrealized gain	235,703,976	30,902,870
Gross unrealized loss	(96,147,260)	(52,977,455)
Net unrealized security gain (loss)	$139,556,716	$(22,074,585)

	Inflation	Short Duration
	Focused Fund	Income Fund
Tax cost	$897,187,600	$37,943,694,875
Gross unrealized gain	3,672,463	231,130,010
Gross unrealized loss	(27,568,697)	(1,169,808,178)
Net unrealized security loss	$(23,896,234)	$(938,678,168)

		Ultra Short
	Total Return Fund	Bond Fund
Tax cost	$3,423,485,236	$10,827,584
Gross unrealized gain	20,781,541	4,243
Gross unrealized loss	(63,756,113)	(4,282)
Net unrealized security loss	$(42,974,572)	$(39)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, amortization of premium and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Convertible Fund	$4,792,595	$(4,792,595)	$–
Core Fixed Income Fund	8,480,933	(8,480,933)	–
Core Plus Bond Fund	89,495	(72,815)	(16,680)
Floating Rate Fund	(6,263,903)	6,263,903	–
High Yield Fund	1,330,197	(1,330,197)	–
Income Fund	12,217,069	(11,837,570)	(379,499)
Inflation Focused Fund	11,911,066	(11,911,066)	–
Short Duration Income Fund	505,720,442	(505,720,442)	–
Total Return Fund	16,307,982	(16,307,982)	–
Ultra Short Bond Fund	1,532	(51)	(1,481)

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization, certain distributions, certain expenses and principal paydown gain and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2016 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Convertible Fund	$–	$1,383,150,720	$–	$1,542,888,897
Core Fixed Income Fund	7,490,819,446	385,002,394	7,458,585,578	419,530,843
Core Plus Bond Fund	46,200,699	10,391,815	42,281,337	1,310,603
Floating Rate Fund	–	7,359,239,003	–	5,083,541,678
High Yield Fund	–	6,049,120,288	–	4,958,598,693
Income Fund	2,524,007,275	908,977,610	2,317,001,938	1,282,082,305
Inflation Focused Fund	27,405,933	597,244,396	41,530,203	424,573,810
Short Duration Income Fund	795,617,098	22,201,599,696	1,353,265,544	15,656,970,584
Total Return Fund	12,462,606,350	1,137,593,287	11,978,877,243	751,196,615
Ultra Short Bond Fund	200,125	5,039,368	–	114,984

*	Includes U.S. Government sponsored enterprises securities.

Notes to Financial Statements (continued)

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended November 30, 2016, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Convertible Fund	$316,187	$3,744,987	$253,272
Core Fixed Income Fund	17,568,182	6,210,045	96,294
Core Plus Bond Fund	1,703,709	–	–
Floating Rate Fund	2,439,434	28,719,941	1,532,793
High Yield Fund	5,196,631	110,202,810	2,507,848
Income Fund	3,290,353	25,750,520	(207,409)
Inflation Focused Fund	6,886,305	74,281,666	(2,166,563)
Short Duration Income Fund	329,432,524	39,697,934	(19,188)
Total Return Fund	21,768,427	–	–
Ultra Short Bond Fund	–	–	–

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Core Fixed Income Fund, Core Plus Bond Fund and Ultra Short Bond Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2016 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Funds’ exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Funds’ returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund except for the Convertible Fund and Ultra Short Bond Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2016 (as described in note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2016 (as described in note 2(p)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps.

Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps for the fiscal year ended November 30, 2016 (as described in note 2(q)) for investment purposes, to economically hedge credit risk or for speculative

Notes to Financial Statements (continued)

purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

As of November 30, 2016, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Convertible Fund

Asset Derivatives	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		$12,864

	Core Fixed Income Fund

Liability Derivatives	Interest Rate Contracts
Futures Contracts(2)		$22,021

		Core Plus Bond Fund

Asset Derivatives	Interest Rate Contracts	Credit Contracts
Credit Default Swaps(3)	–	$22,201
Futures Contracts(2)	$2,399	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(8)	–	$15,828
Credit Default Swaps(4)	–	$19,719
Futures Contracts(2)	$154	–

		Floating Rate Fund

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$708,601
Futures Contracts(2)	$896,962	–

Liability Derivatives
Futures Contracts(2)	$1,815	–
Forward Foreign Currency Exchange Contracts(5)	–	$547,778

Notes to Financial Statements (continued)

			High Yield Fund

Asset Derivatives		Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)		–	$410,807	–
Futures Contracts(2)		$1,010,267	–	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(8)		–	–	$225,102
Futures Contracts(2)		$273,461	–	–
Forward Foreign Currency Exchange Contracts(5)		–	$517,803	–

			Income Fund

Asset Derivatives		Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Credit Default Swaps(3)		–	–	$163,034
Forward Foreign Currency Exchange Contracts(1)		–	$1,388,537	–
Futures Contracts(2)		$1,065,611	–	–

Liability Derivatives
Futures Contracts(2)		$25,985	–	–
Forward Foreign Currency Exchange Contracts(5)		–	$7,115,434	–

			Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
CPI Swaps(6)	–	–	–	$18,457,401
Forward Foreign Currency Exchange Contracts(1)	–	$5,010	–	–
Futures Contracts(2)	$68,920	–	–	–

Liability Derivatives
Credit Default Swaps(4)	–	–	$820	–
Futures Contracts(2)	$252,656	–	–	–
CPI Swaps(7)	–	–	–	$113,515,557

Notes to Financial Statements (continued)

		Short Duration Income Fund

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$273,296	–
Futures Contracts(2)	$2,448,538	–	–

Liability Derivatives
Credit Default Swaps(4)	–	–	$36,539
Futures Contracts(2)	$249,851	–	–

	Total Return Fund

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$153,867
Futures Contracts(2)	$176,052	–

Liability Derivatives
Futures Contracts(2)	$12,560	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Credit default swap agreements receivable, at fair value.
(4)	Statements of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(6)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(7)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared credit default swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the fiscal year ended November 30, 2016 were as follows:

	Convertible Fund	Core Fixed Income Fund

	Foreign Currency Contracts	Interest Rate Contracts
Net Realized Gain (Loss)(1)
Futures Contracts	–	$(313,869)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$12,864	–
Futures Contracts	–	$(53,342)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$250,828	–
Futures Contracts	–	185

Notes to Financial Statements (continued)

				Core Plus Bond Fund

			Interest Rate Contracts		Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps			–		$39,901
Futures Contracts			$(46,652)		–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps			–		$(41,066)
Futures Contracts			$2,245		–
Average Number of Contracts/Notional Amounts*
Futures Contracts(4)			23		–
Credit Default Swaps(3)			–		$1,660,333

				Floating Rate Fund

			Interest Rate Contracts	Forward Currency Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps					$(1,580,616)
Forward Foreign Currency Exchange Contracts			–	$5,572,374	–
Futures Contracts			$(711,286)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts			–	$(1,034,104)	–
Futures Contracts			$929,405	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)					$18,846,154
Forward Foreign Currency Exchange Contracts(3)			–	$60,577,519	–
Futures Contracts(4)			716	–	–

			High Yield Fund
	Interest Rate Contracts	Forward Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	–	$2,086,693
Forward Foreign Currency Exchange Contracts	–	$8,060,391	–	–
Futures Contracts	$(5,648,422)	–	$(1,958,702)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	–	$(277,800)
Forward Foreign Currency Exchange Contracts	–	$(2,102,340)	–	–
Futures Contracts	$542,953	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	–	$25,976,231
Forward Foreign Currency Exchange Contracts(3)	–	$81,985,903	–	–
Futures Contracts(4)	1,864	–	171	–

Notes to Financial Statements (continued)

		Income Fund

	Interest Rate Contracts	Forward Currency Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$(53,217)
Forward Foreign Currency Exchange Contracts	–	$10,478,636	–
Futures Contracts	$(4,312,986)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$(266,458)
Forward Foreign Currency Exchange Contracts	–	$(2,986,605)	–
Futures Contracts	$1,092,541	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$8,877,000
Forward Foreign Currency Exchange Contracts(3)	–	$254,950,764	–
Futures Contracts(4)	7,471	–	–

			Inflation Focused Fund
	Interest Rate Contracts	Forward Currency Contracts	Credit Contracts	Inflation Linked Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	–	–	$1,583,355
Credit Default Swaps	–	–	$271,208
Forward Foreign Currency Exchange Contracts	–	$(5,484)	–	–
Futures Contracts	$(5,926,445)	–	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	–	–	$11,776,807
Credit Default Swaps	–	–	$(249,234)
Forward Foreign Currency Exchange Contracts	–	$(1,098)	–	–
Futures Contracts	$(73,613)	–	–	–
Average Number of Contracts/Notional Amounts*
CPI Swaps	–	–	–	$2,123,615,385
Credit Default Swaps(3)	–	–	$5,558,870
Forward Foreign Currency Exchange Contracts(3)	–	$349,853	–	–
Futures Contracts(4)	1,211	–	–	–

Notes to Financial Statements (continued)

	Short Duration Income Fund

	Interest	Forward
	Rate	Currency	Credit
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$12,366,821
Forward Foreign Currency Exchange Contracts	–	$(63,087)	–
Futures Contracts	$(73,212,532)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps(3)	–	–	$(11,619,613)
Forward Foreign Currency Exchange Contracts	–	$(197,768)	–
Futures Contracts	$6,919,925	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$218,892,980
Forward Foreign Currency Exchange Contracts(3)	–	$20,002,576	–
Futures Contracts(4)	56,377	–	–

			Total Return Fund

				Forward
			Interest Rate	Currency
			Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts			–	$28,911
Futures Contracts			$(2,085,006)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts			–	$177,702
Futures Contracts			$155,181	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)			–	$2,464,143
Futures Contracts(4)			2,014	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2016.
(1)	Statements of Operations location: Net realized gain(loss) on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash

Notes to Financial Statements (continued)

collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$12,864	$–	$12,864
Repurchase Agreement	5,313,453	–	5,313,453
Total	$5,326,317	$–	$5,326,317

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$5,313,453	$–	$–	$(5,313,453)	$–
Morgan Stanley	9,684	–	–	–	9,684
State Street Bank and Trust	3,180	–	–	–	3,180
Total	$5,326,317	$–	$–	$(5,313,453)	$12,864

			Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$46,264,537	$–	$46,264,537
Total	$46,264,537	$–	$46,264,537

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$46,264,537	$–	$–	$(46,264,537)	$–
Total	$46,264,537	$–	$–	$(46,264,537)	$–

Notes to Financial Statements (continued)

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$22,201	$–	$22,201
Repurchase Agreement	549,126	–	549,126
Total	$571,327	$–	$571,327

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$549,126	$–	$–	$(549,126)	$–
Morgan Stanley	22,201	–		–	22,201
Total	$571,327	$–	$–	$(549,126)	$22,201

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$19,719	$–	$19,719
Total	$19,719	$–	$19,719

Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$19,719	$–	$–	$–	$19,719
Total	$19,719	$–	$–	$–	$19,719

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$708,601	$–	$708,601
Repurchase Agreement	1,001,373,309	–	1,001,373,309
Total	$1,002,081,910	$–	$1,002,081,910

Notes to Financial Statements (continued)

				Floating Rate Fund

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Citibank N.A.	$237,655	$(237,655)	$–	$–	$–
Fixed Income Clearing Corp.	1,001,373,309	–	–	(1,001,373,309)	–
Standard Chartered Bank	217,747	–	–	–	217,747
State Street Bank and Trust	253,199	–	–	–	253,199
Total	$1,002,081,910	$(237,655)	$–	$(1,001,373,309)	$470,946

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$547,778	$–	$547,778
Total	$547,778	$–	$547,778

Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Citibank N.A.	$547,778	$(237,655)	$(300,000)	$–	$10,123
Total	$547,778	$(237,655)	$(300,000)	$–	$10,123

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$410,807	$–	$410,807
Repurchase Agreement	33,731,427	–	33,731,427
Total	$34,142,234	$–	$34,142,234

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$112,064	$–	$–	$–	$112,064
Fixed Income Clearing Corp.	33,731,427	–	–	(33,731,427)	–
J.P. Morgan Chase	8,073	(8,073)	–	–	–
Standard Chartered Bank	265,549	–	(260,000)	–	5,549
State Street Bank and Trust	25,121	(20,048)	–	–	5,073
Total	$34,142,234	$(28,121)	$(260,000)	$(33,731,427)	$122,686

Notes to Financial Statements (continued)

			High Yield Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$517,803	$–	$517,803
Total	$517,803	$–	$517,803

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase	$497,755	$(8,073)	$(380,000)	$–	$109,682
State Street Bank and Trust	20,048	(20,048)	–	–	–
Total	$517,803	$(28,121)	$(380,000)	$–	$109,682

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$163,034	$–	$163,034
Forward Foreign Currency Exchange Contracts	1,388,537	–	1,388,537
Repurchase Agreement	66,086,679	–	66,086,679
Total	$67,638,250	$–	$67,638,250

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$377,031	$(242,836)	$(134,195)	$–	$–
Citibank N.A.	49,653	(49,653)	–	–	–
Fixed Income Clearing Corp.	66,086,679	–	–	(66,086,679)	–
Goldman Sachs	25,842	(25,842)	–	–	–
J.P. Morgan Chase	156,535	(156,535)	–	–	–
Morgan Stanley	317,961	(317,961)	–	–	–
Standard Chartered Bank	21,562	(21,562)	–	–	–
State Street Bank and Trust	127,597	(127,597)	–	–	–
UBS AG	475,390	(475,390)	–	–	–
Total	$67,638,250	$(1,417,376)	$(134,195)	$(66,086,679)	$–

Notes to Financial Statements (continued)

			Income Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$7,115,430	$–	$7,115,430
Total	$7,115,430	$–	$7,115,430

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$242,836	$(242,836)	$–	$–	$–
Barclays Bank plc	719,275	–	(640,000)	–	79,275
Citibank N.A.	432,454	(49,653)	(260,000)	–	122,801
Deutsche Bank AG	341,178	–	(300,000)	–	41,178
Goldman Sachs	427,881	(25,842)	(290,000)	–	112,039
J.P. Morgan Chase	1,682,688	(156,535)	(1,410,000)	–	116,153
Morgan Stanley	509,426	(317,961)	(30,000)	–	161,465
Standard Chartered Bank	686,711	(21,562)	(580,000)	–	85,149
State Street Bank and Trust	920,144	(127,597)	(792,547)	–	–
UBS AG	1,152,837	(475,390)	(600,000)	–	77,447
Total	$7,115,430	$(1,417,376)	$(4,902,547)	$–	$795,507

			Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
CPI Swaps	$18,457,401	$–	$18,457,401
Forward Foreign Currency Exchange Contracts	5,010	–	5,010
Repurchase Agreements	87,403,203	–	87,403,203
Total	$105,865,614	$–	$105,865,614

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$6,020,802	$(6,020,802)	$–	$–	$–
Barclays Bank plc	3,268,609	(3,268,609)	–	–	–
Deutsche Bank AG	2,278,881	(2,278,881)	–	–	–
Fixed Income Clearing Corp.	87,403,203	–	–	(87,403,203)	–
Goldman Sachs	3,247,011	(3,247,011)	–	–	–
J.P. Morgan Chase	1,028,236	(1,028,236)	–	–	–
Morgan Stanley	2,618,872	(2,618,872)	–	–	–
Total	$105,865,614	$(18,462,411)	$–	$(87,403,203)	$–

Notes to Financial Statements (continued)

			Inflation Focused Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
CPI Swaps	$113,515,557	$–	$113,515,557
Credit Default Swaps	820	–	820
Total	$113,516,377	$–	$113,516,377

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$13,559,623	$(6,020,802)	$(7,538,821)	$–	$–
Barclays Bank plc	13,180,357	(3,268,609)	(9,911,748)	–	–
Credit Suisse	4,754,445	–	(4,754,445)	–	–
Deutsche Bank AG	34,545,883	(2,278,881)	(32,267,002)	–	–
Goldman Sachs	13,885,889	(3,247,011)	(10,638,878)	–	–
J.P. Morgan Chase	16,552,848	(1,028,236)	(15,524,612)	–	–
Morgan Stanley	6,663,114	(2,618,872)	(4,044,242)	–	–
Wells Fargo	10,374,218	–	(10,374,218)	–	–
Total	$113,516,377	$(18,462,411)	$(95,053,966)	$–	$–

		Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$273,296	$–	$273,296
Repurchase Agreements	313,380,356	–	313,380,356
Total	$313,653,652	$–	$313,653,652

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$313,380,356	$–	$–	$(313,380,356)	$–
Goldman Sachs	273,296	(961)	(272,335)	–	–
Total	$313,653,652	$(961)	$(272,335)	$(313,380,356)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$36,540	$–	$36,540
Total	$36,540	$–	$36,540

Notes to Financial Statements (continued)

		Short Duration Income Fund

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Credit Suisse	$31,944	$–	$(31,944)	$–	$–
Goldman Sachs	962	(962)	–	–	–
Morgan Stanley	3,634	–	–	–	3,634
Total	$36,540	$(962)	$(31,944)	$–	$3,634

			Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$153,867	$–	$153,867
Repurchase Agreement	140,654,581	–	140,654,581
Total	$140,808,448	$–	$140,808,448

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$140,654,581	$–	$–	$(140,654,581)	$–
J.P. Morgan Chase	115,267	–	–	–	115,267
State Street Bank and Trust	38,600	–	–	–	38,600
Total	$140,808,448	$–	$–	$(140,654,581)	$153,867

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2016.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of November 30, 2016.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

Each Fund, except for the Ultra Short Bond Fund, and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended November 30, 2016, the Funds did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Funds, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended November 30, 2016, seven Funds of the Trust participated as a lenders in the Interfund Lending Program. The average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income*
Convertible Fund	$13,233,345	0.7250%	$526
Core Fixed Income Fund	$14,268,363	0.7250%	$567
Floating Rate Fund	$42,432,406	0.7250%	$3,371
Income Fund	$34,064,066	0.7250%	$2,706
Inflation Focused Fund	$24,909,944	0.7250%	$1,979
Short Duration Income Fund	$45,814,527	0.7250%	$1,820
Total Return Fund	$27,934,424	0.7250%	$555

*	Included in the Statement of Operations

During the fiscal year ended November 30, 2016, one Fund of the Trust participated as a borrower in the Interfund Lending Program. The average amount borrowed, interest rate and interest expense were as follows:

Fund	Average Amount Borrowed	Average Interest Rate	Interest Expense*
High Yield Fund	$69,607,115	0.7250%	$16,591

*	Included in the Statement of Operations

There were no interfund loans outstanding as of November 30, 2016.

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

 SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Notes to Financial Statements (continued)

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds. The risks associated with a Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Core Fixed Income Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund may invest in asset backed securities and mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
Convertible Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,581,766	$17,330,916	3,690,916	$44,317,714
Converted from Class B*	30,917	335,472	24,622	297,534
Reinvestment of distributions	274,599	2,937,997	1,299,127	15,641,418
Shares reacquired	(4,848,497)	(52,012,159)	(8,215,752)	(100,764,577)
Decrease	(2,961,215)	$(31,407,774)	(3,201,087)	$(40,507,911)

Class B Shares
Shares sold	217	$2,299	4,695	$56,093
Reinvestment of distributions	2,784	29,679	19,351	232,814
Shares reacquired	(42,522)	(445,499)	(45,873)	(557,673)
Converted to Class A*	(30,937)	(335,472)	(24,661)	(297,534)
Decrease	(70,458)	$(748,993)	(46,488)	$(566,300)

Class C Shares
Shares sold	182,274	$1,917,616	814,709	$9,840,492
Reinvestment of distributions	105,643	1,121,944	520,093	6,226,856
Shares reacquired	(1,815,641)	(19,348,712)	(1,747,941)	(20,717,432)
Decrease	(1,527,724)	$(16,309,152)	(413,139)	$(4,650,084)

Class F Shares
Shares sold	3,934,279	$43,631,903	6,295,678	$77,371,607
Reinvestment of distributions	219,252	2,346,474	1,222,855	14,724,984
Shares reacquired	(5,903,234)	(62,574,174)	(8,608,767)	(103,077,537)
Decrease	(1,749,703)	$(16,595,797)	(1,090,234)	$(10,980,946)

Class I Shares
Shares sold	148,898	$1,678,098	3,579,299	$44,601,532
Reinvestment of distributions	1,519,378	16,362,028	4,767,910	57,664,337
Shares reacquired	(9,799,962)	(107,889,582)	(2,452,642)	(29,855,927)
Increase (decrease)	(8,131,686)	$(89,849,456)	5,894,567	$72,409,942

Class P Shares
Shares sold	583	$6,132	627	$7,710
Reinvestment of distributions	149	1,616	508	6,196
Shares reacquired	(2,145)	(24,232)	(764)	(9,194)
Increase (decrease)	(1,413)	$(16,484)	371	$4,712

Class R2 Shares
Shares sold	11,444	$123,646	4,666	$57,102
Reinvestment of distributions	42	462	139	1,691
Shares reacquired	(23,232)	(252,688)	(10,131)	(126,121)
Decrease	(11,746)	$(128,580)	(5,326)	$(67,328)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Convertible Fund	November 30, 2016		November 30, 2015
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	66,133	$713,886	126,502	$1,508,228
Reinvestment of distributions	9,722	103,745	31,550	378,499
Shares reacquired	(99,668)	(1,062,026)	(112,888)	(1,318,521)
Increase (decrease)	(23,813)	$(244,395)	45,164	$568,206

Class R4 Shares(a)
Shares sold	3,168	$36,081	826	$10,000
Reinvestment of distributions	32	345	4	44
Increase	3,200	$36,426	830	$10,044

Class R5 Shares(a)
Shares sold	–	$–	822	$10,000
Reinvestment of distributions	34	364	5	49
Increase	34	$364	827	$10,049

Class R6 Shares(a)
Shares sold	8,851	$93,796	822	$10,000
Reinvestment of distributions	140	1,548	5	49
Shares reacquired	(24)	(273)	–	–
Increase	8,967	$95,071	827	$10,049

	Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	19,125,235	$210,018,981	12,717,873	$140,347,778
Converted from Class B*	55,882	613,682	67,205	743,514
Reinvestment of distributions	1,026,468	11,282,559	868,852	9,586,228
Shares reacquired	(15,901,120)	(175,280,069)	(9,607,944)	(105,893,891)
Increase	4,306,465	$46,635,153	4,045,986	$44,783,629

Class B Shares
Shares sold	33,640	$366,905	20,939	$230,416
Reinvestment of distributions	6,583	71,982	8,733	96,182
Shares reacquired	(147,816)	(1,624,362)	(136,660)	(1,498,278)
Converted to Class A*	(56,051)	(613,682)	(67,421)	(743,514)
Decrease	(163,644)	$(1,799,157)	(174,409)	$(1,915,194)

Class C Shares
Shares sold	2,724,550	$29,692,514	2,248,751	$24,728,150
Reinvestment of distributions	128,578	1,406,024	118,592	1,303,276
Shares reacquired	(2,268,631)	(24,809,880)	(2,345,423)	(25,827,823)
Increase	584,497	$6,288,658	21,920	$203,603

Class F Shares
Shares sold	23,948,656	$264,553,376	13,061,190	$143,859,147
Reinvestment of distributions	796,926	8,741,823	792,240	8,736,941
Shares reacquired	(26,055,749)	(287,013,573)	(9,037,347)	(99,608,026)
Increase (decrease)	(1,310,167)	$(13,718,374)	4,816,083	$52,988,062

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2016		November 30, 2015
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	3,594,309	$39,431,717	9,119,898	$100,645,436
Reinvestment of distributions	732,798	8,045,060	904,757	9,983,858
Shares reacquired	(23,051,138)	(254,854,928)	(13,832,716)	(152,473,846)
Decrease	(18,724,031)	$(207,378,151)	(3,808,061)	$(41,844,552)

Class P Shares
Shares sold	–	$2	–	$5
Reinvestment of distributions	25	274	24	261
Shares reacquired	–	(5)	(4)	(46)
Increase	25	$271	20	$220

Class R2 Shares
Shares sold	54,874	$603,841	14,053	$154,366
Reinvestment of distributions	488	5,397	66	737
Shares reacquired	(18,408)	(205,618)	(33,397)	(368,011)
Increase (decrease)	36,954	$403,620	(19,278)	$(212,908)

Class R3 Shares
Shares sold	489,283	$5,379,375	1,528,297	$16,955,477
Reinvestment of distributions	47,150	517,538	52,493	579,045
Shares reacquired	(1,158,726)	(12,621,923)	(726,492)	(8,009,445)
Increase (decrease)	(622,293)	$(6,725,010)	854,298	$9,525,077

Class R4 Shares(a)
Shares sold	82,463	$918,782	915	$10,000
Reinvestment of distributions	285	3,158	9	102
Shares reacquired	(8,202)	(90,210)	–	–
Increase	74,546	$831,730	924	$10,102

Class R5 Shares(a)
Shares sold	29,244	$325,464	915	$10,000
Reinvestment of distributions	103	1,119	10	113
Shares reacquired	(12)	(130)	–	–
Increase	29,335	$326,453	925	$10,113

Class R6 Shares(a)
Shares sold	188,932	$2,089,266	2,924,539	$31,965,206
Reinvestment of distributions	86,643	952,166	12,938	140,756
Shares reacquired	(9,680)	(107,249)	201	2,196
Increase	265,895	$2,934,183	2,937,678	$32,108,158

Notes to Financial Statements (continued)

	Period Ended
Core Plus Bond Fund	November 30, 2016+
Class A Shares	Shares	Amount
Shares sold	371,946	$5,584,944
Reinvestment of distributions	12,063	182,596
Shares reacquired	(27,038)	(410,476)
Increase	356,971	$5,357,064

Class C Shares
Shares sold	17,270	$259,287
Reinvestment of distributions	384	5,837
Shares reacquired	(409)	(6,275)
Increase	17,245	$258,849

Class F Shares
Shares sold	330,228	$4,955,288
Reinvestment of distributions	12,035	182,224
Shares reacquired	(1,777)	(27,297)
Increase	340,486	$5,110,215

Class I Shares
Shares sold	6,669	$100,030
Reinvestment of distributions	254	3,848
Increase	6,923	$103,878

Class R2 Shares
Shares sold	1,669	$25,030
Reinvestment of distributions	53	808
Increase (decrease)	1,722	$25,838

Class R3 Shares
Shares sold	1,669	$25,030
Reinvestment of distributions	55	833
Increase (decrease)	1,724	$25,863

Class R4 Shares
Shares sold	1,669	$25,030
Reinvestment of distributions	51	897
Increase	1,720	$25,927

Class R5 Shares
Shares sold	1,669	$25,030
Reinvestment of distributions	63	961
Increase	1,732	$25,991

Class R6 Shares
Shares sold	1,669	$25,030
Reinvestment of distributions	66	1,000
Increase	1,735	$26,030

+	Shares commenced on December 2, 2015.

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Floating Rate Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	157,703,235	$1,425,015,483	82,146,966	$753,458,333
Reinvestment of distributions	10,658,346	95,751,586	10,664,925	97,545,180
Shares reacquired	(106,963,994)	(955,078,843)	(133,770,320)	(1,224,868,663)
Increase (decrease)	61,397,587	$565,688,226	(40,958,429)	$(373,865,150)

Class C Shares
Shares sold	39,649,100	$357,905,732	25,454,057	$233,314,535
Reinvestment of distributions	4,958,064	44,541,824	5,032,038	46,050,024
Shares reacquired	(42,206,446)	(377,346,321)	(51,113,391)	(468,424,116)
Increase (decrease)	2,400,718	$25,101,235	(20,627,296)	$(189,059,557)

Class F Shares
Shares sold	272,132,227	$2,454,270,437	104,984,585	$959,812,252
Reinvestment of distributions	9,270,187	83,354,322	7,729,619	70,616,402
Shares reacquired	(125,755,423)	(1,121,056,906)	(136,051,556)	(1,243,500,275)
Increase (decrease)	155,646,991	$1,416,567,853	(23,337,352)	$(213,071,621)

Class I Shares
Shares sold	43,467,096	$392,102,944	39,496,328	$363,972,439
Reinvestment of distributions	1,606,092	14,449,028	1,716,485	15,715,193
Shares reacquired	(20,300,557)	(180,938,044)	(46,785,852)	(429,543,328)
Increase (decrease)	24,772,631	$225,613,928	(5,573,039)	$(49,855,696)

Class R2 Shares
Shares sold	46,257	$420,348	16,711	$153,236
Reinvestment of distributions	2,370	21,328	2,518	23,093
Shares reacquired	(17,624)	(158,837)	(40,369)	(371,244)
Increase (decrease)	31,003	$282,839	(21,140)	$(194,915)

Class R3 Shares
Shares sold	1,647,773	$14,836,562	1,207,397	$11,057,634
Reinvestment of distributions	137,869	1,239,575	115,615	1,057,225
Shares reacquired	(1,005,946)	(8,999,778)	(1,295,978)	(11,845,857)
Increase	779,696	$7,076,359	27,034	$269,002

Class R4 Shares(a)
Shares sold	279,477	$2,539,245	1,086	$10,000
Reinvestment of distributions	1,400	12,774	20	182
Shares reacquired	(30,990)	(282,965)	–	–
Increase	249,887	$2,269,054	1,106	$10,182

Class R5 Shares(a)
Shares sold	35,360	$317,542	1,085	$10,000
Reinvestment of distributions	686	6,232	21	193
Shares reacquired	(4,108)	(37,619)	–	–
Increase	31,938	$286,155	1,106	$10,193

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Floating Rate Fund	November 30, 2016		November 30, 2015
Class R6 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	379,232	$3,437,433	908,360	$8,184,548
Reinvestment of distributions	50,012	450,003	7,044	63,044
Shares reacquired	(32,019)	(287,020)	–	–
Increase	397,225	$3,600,416	915,404	$8,247,592
(a) Shares commenced on June 30, 2015.

	Year Ended		Year Ended
High Yield Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	188,730,101	$1,338,214,234	137,999,727	$1,025,280,396
Converted from Class B*	103,858	744,535	130,119	974,675
Reinvestment of distributions	9,587,408	68,830,791	9,070,223	67,397,123
Shares reacquired	(148,042,767)	(1,054,220,349)	(102,814,952)	(767,961,309)
Increase	50,378,600	$353,569,211	44,385,117	$325,690,885

Class B Shares
Shares sold	16,588	$117,669	64,551	$488,002
Reinvestment of distributions	39,744	281,571	81,222	602,195
Shares reacquired	(278,503)	(1,976,067)	(390,957)	(2,899,508)
Converted to Class A*	(104,373)	(744,535)	(130,739)	(974,675)
Decrease	(326,544)	$(2,321,362)	(375,923)	$(2,783,986)

Class C Shares
Shares sold	28,772,298	$202,783,850	15,683,100	$116,475,259
Reinvestment of distributions	2,518,584	17,986,089	2,729,259	20,186,344
Shares reacquired	(15,928,001)	(112,821,264)	(15,556,209)	(115,522,920)
Increase	15,362,881	$107,948,675	2,856,150	$21,138,683

Class F Shares
Shares sold	188,213,027	$1,339,800,301	83,188,271	$618,936,168
Reinvestment of distributions	7,868,243	56,728,743	5,915,146	43,889,851
Shares reacquired	(87,410,019)	(621,826,568)	(63,026,865)	(468,047,491)
Increase	108,671,251	$774,702,476	26,076,552	$194,778,528

Class I Shares
Shares sold	116,132,907	$823,420,768	100,595,126	$754,678,457
Reinvestment of distributions	16,439,541	118,184,018	21,846,742	163,207,110
Shares reacquired	(170,901,619)	(1,233,428,082)	(143,624,345)	(1,080,031,492)
Decrease	(38,329,171)	$(291,823,296)	(21,182,477)	$(162,145,925)

Class P Shares
Shares sold	21,917	$162,417	18,830	$144,131
Reinvestment of distributions	1,598	11,390	8,810	66,854
Shares reacquired	(55,418)	(412,438)	(192,512)	(1,457,820)
Decrease	(31,903)	$(238,631)	(164,872)	$(1,246,835)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
High Yield Fund	November 30, 2016		November 30, 2015
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	1,228,569	$8,815,688	449,114	$3,331,237
Reinvestment of distributions	20,116	146,367	10,207	76,442
Shares reacquired	(477,851)	(3,450,544)	(341,161)	(2,549,866)
Increase	770,834	$5,511,511	118,160	$857,813

Class R3 Shares
Shares sold	4,950,747	$35,681,801	3,384,185	$25,354,465
Reinvestment of distributions	452,674	3,267,519	394,445	2,945,537
Shares reacquired	(2,222,481)	(15,938,968)	(1,855,084)	(13,853,458)
Increase	3,180,940	$23,010,352	1,923,546	$14,446,544

Class R4 Shares(a)
Shares sold	2,927,800	$21,376,142	45,925	$331,565
Reinvestment of distributions	41,989	308,447	360	2,580
Shares reacquired	(191,973)	(1,420,125)	(147)	(1,069)
Increase	2,777,816	$20,264,464	46,138	$333,076

Class R5 Shares(a)
Shares sold	1,639,514	$11,936,567	1,352	$10,222
Reinvestment of distributions	29,432	217,687	33	240
Shares reacquired	(191,071)	(1,383,823)	–	–
Increase	1,477,875	$10,770,431	1,385	$10,462

Class R6 Shares(a)
Shares sold	10,911,492	$76,182,140	1,977,586	$14,409,980
Reinvestment of distributions	434,601	3,154,045	9,714	69,375
Shares reacquired	(3,147,224)	(21,842,440)	(17,239)	(123,097)
Increase	8,198,869	$57,493,745	1,970,061	$14,356,258

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

	Year Ended		Year Ended
Income Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	57,482,784	$158,012,069	94,982,253	$270,244,126
Converted from Class B*	332,109	909,374	267,155	758,188
Reinvestment of distributions	12,129,503	33,271,957	16,956,555	47,874,622
Shares reacquired	(116,976,217)	(320,636,598)	(131,156,669)	(369,904,581)
Decrease	(47,031,821)	$(128,443,198)	(18,950,706)	$(51,027,645)

Class B Shares
Shares sold	42,844	$116,417	119,520	$334,630
Reinvestment of distributions	48,054	131,592	89,853	254,519
Shares reacquired	(489,280)	(1,336,512)	(741,453)	(2,096,919)
Converted to Class A*	(331,970)	(909,374)	(266,920)	(758,188)
Decrease	(730,352)	$(1,997,877)	(799,000)	$(2,265,958)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Income Fund	November 30, 2016		November 30, 2015
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	10,681,381	$29,436,352	19,271,620	$55,199,906
Reinvestment of distributions	2,733,686	7,532,208	3,863,768	10,959,120
Shares reacquired	(25,830,492)	(70,975,038)	(27,263,168)	(77,170,879)
Decrease	(12,415,425)	$(34,006,478)	(4,127,780)	$(11,011,853)

Class F Shares
Shares sold	65,256,935	$180,385,685	94,213,418	$268,393,787
Reinvestment of distributions	5,342,844	14,667,226	7,478,295	21,091,575
Shares reacquired	(86,447,494)	(236,469,955)	(86,121,991)	(241,425,993)
Increase (decrease)	(15,847,715)	$(41,417,044)	15,569,722	$48,059,369

Class I Shares
Shares sold	13,222,107	$35,977,825	18,163,708	$51,845,192
Reinvestment of distributions	1,354,607	3,715,849	1,560,431	4,398,271
Shares reacquired	(20,692,455)	(56,820,059)	(25,334,073)	(71,678,382)
Decrease	(6,115,741)	$(17,126,385)	(5,609,934)	$(15,434,919)

Class R2 Shares
Shares sold	354,234	$977,929	668,301	$1,901,691
Reinvestment of distributions	15,212	41,557	42,942	122,179
Shares reacquired	(1,248,770)	(3,374,283)	(638,083)	(1,817,778)
Increase (decrease)	(879,324)	$(2,354,797)	73,160	$206,092

Class R3 Shares
Shares sold	6,208,017	$17,137,418	10,358,481	$29,549,260
Reinvestment of distributions	763,530	2,100,014	953,521	2,696,478
Shares reacquired	(9,535,447)	(26,093,466)	(6,024,781)	(17,039,801)
Increase (decrease)	(2,563,900)	$(6,856,034)	5,287,221	$15,205,937

Class R4 Shares(a)
Shares sold	593,466	$1,620,576	3,559	$10,000
Reinvestment of distributions	2,021	5,679	67	183
Shares reacquired	(71,708)	(200,459)	–	–
Increase	523,779	$1,425,796	3,626	$10,183

Class R5 Shares(a)
Shares sold	67,500	$189,373	3,558	$10,000
Reinvestment of distributions	719	1,999	71	194
Shares reacquired	(84)	(236)	–	–
Increase	68,135	$191,136	3,629	$10,194

Class R6 Shares(a)
Shares sold	224,208	$612,178	3,691,072	$10,077,190
Reinvestment of distributions	60,644	165,791	22,217	60,579
Shares reacquired	(915,606)	(2,400,196)	(1,831,068)	(4,981,282)
Increase (decrease)	(630,754)	$(1,622,227)	1,882,221	$5,156,487
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Inflation Focused Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,226,028	$168,479,357	10,457,042	$133,444,961
Reinvestment of distributions	817,605	9,718,398	1,152,783	14,590,185
Shares reacquired	(21,609,512)	(256,238,994)	(15,241,819)	(193,888,932)
Decrease	(6,565,879)	$(78,041,239)	(3,631,994)	$(45,853,786)

Class C Shares
Shares sold	703,123	$8,477,099	879,025	$11,250,611
Reinvestment of distributions	117,464	1,396,926	164,186	2,084,102
Shares reacquired	(2,298,114)	(27,287,961)	(3,361,336)	(42,986,995)
Decrease	(1,477,527)	$(17,413,936)	(2,318,125)	$(29,652,282)

Class F Shares
Shares sold	9,915,299	$118,541,938	9,811,221	$126,122,075
Reinvestment of distributions	350,816	4,172,078	531,011	6,746,817
Shares reacquired	(7,297,618)	(86,545,458)	(22,239,199)	(284,659,851)
Increase (decrease)	2,968,497	$36,168,558	(11,896,967)	$(151,790,959)

Class I Shares
Shares sold	20,850,151	$249,007,266	8,582,735	$109,154,873
Reinvestment of distributions	682,856	8,121,339	278,578	3,492,260
Shares reacquired	(4,599,130)	(54,528,851)	(3,416,851)	(43,406,375)
Increase	16,933,877	$202,599,754	5,444,462	$69,240,758

Class R2 Shares
Shares sold	2,860	$33,797	14,091	$176,703
Reinvestment of distributions	32	378	33	416
Shares reacquired	(15,308)	(179,953)	(9,916)	(123,277)
Increase (decrease)	(12,416)	$(145,778)	4,208	$53,842

Class R3 Shares
Shares sold	13,992	$166,167	12,880	$163,249
Reinvestment of distributions	781	9,278	679	8,556
Shares reacquired	(14,201)	(166,456)	(6,092)	(77,376)
Increase	572	$8,989	7,467	$94,429

Class R4 Shares(a)
Shares sold	8,233	$100,110	777	$10,000
Reinvestment of distributions	34.70	412	13	165
Increase	8,267.70	$100,522	790	$10,165

Class R5 Shares(a)
Shares sold	–	$–	777	$10,000
Reinvestment of distributions	37	438	14	176
Increase	37.00	$438	791	$10,176

Class R6 Shares(a)
Shares sold	–	$–	777	$10,000
Reinvestment of distributions	38	456	15	181
Increase	38.00	$456	792	$10,181
(a)	Shares commenced on June 30, 2015.

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Short Duration Income Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	856,735,036	$3,709,042,573	893,880,934	$3,961,588,272
Converted from Class B*	354,615	1,534,930	246,473	1,093,404
Reinvestment of distributions	86,674,735	375,051,646	91,905,994	406,826,440
Shares reacquired	(1,037,425,626)	(4,487,297,741)	(1,241,942,427)	(5,505,929,390)
Decrease	(93,661,240)	$(401,668,592)	(255,909,026)	$(1,136,421,274)

Class B Shares
Shares sold	174,415	$754,442	192,604	$853,472
Reinvestment of distributions	90,191	390,766	120,260	533,349
Shares reacquired	(1,105,977)	(4,793,417)	(1,519,499)	(6,736,682)
Converted to Class A*	(354,254)	(1,534,930)	(246,136)	(1,093,404)
Decrease	(1,195,625)	$(5,183,139)	(1,452,771)	$(6,443,265)

Class C Shares
Shares sold	292,015,892	$1,272,320,769	298,463,491	$1,330,840,268
Reinvestment of distributions	42,744,212	186,167,255	44,605,167	198,678,434
Shares reacquired	(408,101,732)	(1,776,653,399)	(491,282,720)	(2,191,242,589)
Decrease	(73,341,628)	$(318,165,375)	(148,214,062)	$(661,723,887)

Class F Shares
Shares sold	1,567,778,208	$6,780,567,423	1,221,077,862	$5,404,411,444
Reinvestment of distributions	84,693,814	366,412,642	78,200,510	345,765,173
Shares reacquired	(1,265,738,266)	(5,469,560,922)	(1,386,213,854)	(6,141,388,548)
Increase (decrease)	386,733,756	$1,677,419,143	(86,935,482)	$(391,211,931)

Class I Shares
Shares sold	861,118,761	$3,717,697,269	635,722,263	$2,815,623,660
Reinvestment of distributions	38,938,063	168,489,002	31,617,599	139,767,163
Shares reacquired	(592,458,115)	(2,559,859,971)	(627,276,250)	(2,775,568,367)
Increase	307,598,709	$1,326,326,300	40,063,612	$179,822,456

Class R2 Shares
Shares sold	3,547,558	$15,356,245	2,683,430	$11,880,734
Reinvestment of distributions	46,815	202,682	35,951	159,124
Shares reacquired	(1,954,829)	(8,460,578)	(2,030,727)	(8,999,578)
Increase	1,639,544	$7,098,349	688,654	$3,040,280

Class R3 Shares
Shares sold	31,252,832	$135,458,534	28,202,616	$124,837,789
Reinvestment of distributions	2,010,448	8,707,804	1,400,415	6,195,132
Shares reacquired	(17,822,763)	(77,271,381)	(13,049,763)	(57,797,687)
Increase	15,440,517	$66,894,957	16,553,268	$73,235,234

Class R4 Shares(a)
Shares sold	8,020,309	$34,835,982	45,026	$197,663
Reinvestment of distributions	67,785	294,641	198	863
Shares reacquired	(1,024,357)	(4,449,055)	(3)	(11)
Increase	7,063,737	$30,681,568	45,221	$198,515

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Short Duration Income Fund	November 30, 2016		November 30, 2015
Class R5 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	2,822,057	$12,201,377	27,073	$118,340
Reinvestment of distributions	49,133	212,634	171	747
Shares reacquired	(390,535)	(1,691,088)	–	–
Increase	2,480,655	$10,722,923	27,244	$119,087

Class R6 Shares(a)
Shares sold	16,144,796	$69,882,759	53,256,189	$234,958,513
Reinvestment of distributions	1,401,004	6,064,484	275,685	1,204,042
Shares reacquired	(28,498,435)	(123,051,017)	(2,143,932)	(9,373,706)
Increase (decrease)	(10,952,635)	$(47,103,774)	51,387,942	$226,788,849

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

	Year Ended		Year Ended
Total Return Fund	November 30, 2016		November 30, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	44,083,500	$459,888,089	52,365,905	$551,058,542
Converted from Class B*	168,276	1,748,525	181,996	1,916,981
Reinvestment of distributions	3,186,825	33,215,321	3,145,669	32,977,944
Shares reacquired	(36,022,986)	(376,082,530)	(23,754,476)	(248,617,444)
Increase	11,415,615	$118,769,405	31,939,094	$337,336,023

Class B Shares
Shares sold	59,606	$618,361	51,011	$535,182
Reinvestment of distributions	19,646	203,939	32,093	336,633
Shares reacquired	(274,393)	(2,861,333)	(253,827)	(2,661,735)
Converted to Class A*	(168,494)	(1,748,525)	(182,179)	(1,916,981)
Decrease	(363,635)	$(3,787,558)	(352,902)	$(3,706,901)

Class C Shares
Shares sold	5,724,755	$59,589,739	6,431,625	$67,570,369
Reinvestment of distributions	345,883	3,599,385	378,570	3,967,217
Shares reacquired	(5,056,537)	(52,640,355)	(4,084,693)	(42,758,572)
Increase	1,014,101	$10,548,769	2,725,502	$28,779,014

Class F Shares
Shares sold	50,286,811	$527,426,355	27,209,965	$285,871,003
Reinvestment of distributions	1,623,849	16,927,689	1,624,405	17,040,088
Shares reacquired	(22,498,376)	(234,643,724)	(24,244,603)	(253,215,764)
Increase	29,412,284	$309,710,320	4,589,767	$49,695,327

Class I Shares
Shares sold	10,073,345	$105,036,693	22,770,447	$239,957,844
Reinvestment of distributions	778,511	8,126,993	807,072	8,472,870
Shares reacquired	(10,844,284)	(112,505,636)	(12,626,615)	(132,373,824)
Increase	7,572	$658,050	10,950,904	$116,056,890

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Total Return Fund	November 30, 2016		November 30, 2015
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	33,145	$345,744	17,109	$179,596
Reinvestment of distributions	6,953	72,847	8,768	92,423
Shares reacquired	(211,460)	(2,197,400)	(35,149)	(366,969)
Decrease	(171,362)	$(1,778,809)	(9,272)	$(94,950)

Class R2 Shares
Shares sold	323,476	$3,360,495	398,807	$4,208,475
Reinvestment of distributions	11,598	120,980	9,282	97,252
Shares reacquired	(203,921)	(2,132,259)	(191,757)	(2,004,007)
Increase	131,153	$1,349,216	216,332	$2,301,720

Class R3 Shares
Shares sold	4,159,627	$43,357,250	8,546,975	$89,904,117
Reinvestment of distributions	348,593	3,630,077	323,935	3,392,813
Shares reacquired	(3,831,078)	(40,029,652)	(2,594,291)	(27,114,708)
Increase	677,142	$6,957,675	6,276,619	$66,182,222

Class R4 Shares(a)
Shares sold	2,731,862	$28,770,578	95,790	$987,714
Reinvestment of distributions	18,470	193,897	73	756
Shares reacquired	(388,226)	(4,063,494)	(1)	(15)
Increase	2,362,106	$24,900,981	95,862	$988,455

Class R5 Shares(a)
Shares sold	1,186,314	$12,574,928	2,030	$21,028
Reinvestment of distributions	8,505	89,588	13	136
Shares reacquired	(156,474)	(1,651,720)	(58)	(600)
Increase	1,038,345	$11,012,796	1,985	$20,564

Class R6 Shares(a)
Shares sold	7,003,299	$72,713,723	777,709	$8,083,677
Reinvestment of distributions	146,971	1,539,705	2,466	25,426
Shares reacquired	(1,731,600)	(18,047,546)	(16,211)	(167,915)
Increase	5,418,670	$56,205,882	763,964	$7,941,188
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Notes to Financial Statements (concluded)

	Period Ended
Ultra Short Bond Fund	November 30, 2016++
Class A Shares	Shares	Amount
Shares sold	529,129	$5,291,285
Reinvestment of distributions	789	7,894
Shares reacquired	–	(2)
Increase	529,918	$5,299,177

Class F Shares
Shares sold	25,000	$250,000
Reinvestment of distributions	40	396
Increase	25,040	$250,396

Class I Shares
Shares sold	462,500	$4,625,000
Reinvestment of distributions	790	7,899
Increase	463,290	$4,632,899

Class R5 Shares
Shares sold	25,000	$250,000
Reinvestment of distributions	43	427
Increase	25,043	$250,427

Class R6 Shares
Shares sold	25,000	$250,000
Reinvestment of distributions	44	442
Increase	25,044	$250,442

++	Shares commenced on October 12, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, ten of the fourteen portfolios constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, of the Lord Abbett Investment Trust as of November 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 27, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Kewjin Yuoh (1971)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2010.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Approval of Advisory Contract

Ultra Short Bond Fund

At the initial organizational meeting for the Fund, the Board, including all of the Trustees who are not interested persons of the Fund or Lord Abbett, considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before and at the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the effective management fee rates and expense ratios for the expense peer group; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and funds in the expense peer group; (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; and (4) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. The Board members who are not interested persons of the Fund or of Lord Abbett also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. In addition, the Board considered its experience with other funds advised by Lord Abbett.

Investment Performance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered estimated expense levels of the Fund and the expense levels of the expense peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the Fund and Lord Abbett had proposed to enter into an agreement providing that Lord Abbett, through March 31, 2018, would waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class other than Class R6, excluding 12b-1 fees, would not

Approval of Advisory Contract (concluded)

exceed an annual rate of 0.25%, and the net operating expenses for Class R6 would not exceed an annual rate of 0.20%.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board took into account Lord Abbett’s overall profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to each Fund.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed management fee schedule adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Lord Abbett Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and voted unanimously to approve the management agreement. In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Convertible Fund	22%	28%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	64%
Core Fixed Income Fund	100%
Core Plus Bond Fund	100%
Floating Rate Fund	100%
High Yield Fund	100%
Income Fund	96%
Inflation Focused Fund	100%
Short Duration Income Fund	100%
Total Return Fund	100%
Ultra Short Bond Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2016, the following amounts represent capital gains:

Fund Name	Short-term	Long-term
Core Fixed Income Fund	$2,073,133	$795,948
Total Return Fund	3,733,409	585,868

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$758,200	$678,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	758,200	678,200

Tax Fees {b}	146,730	122,801
All Other Fees	- 0 -	- 0 -

Total Fees	$904,930	$801,001

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$195,230	$185,031

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 27, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 27, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2017